June 5, 2018

EDGAR Operations Branch

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549-0505

RE: JANUS INVESTMENT FUND N-CSR FILING

Janus Henderson Asia Equity Fund

Janus Henderson Balanced Fund

Janus Henderson Contrarian Fund

Janus Henderson Emerging Markets Fund

Janus Henderson Enterprise Fund

Janus Henderson Forty Fund

Janus Henderson Global Life Sciences Fund

Janus Henderson Global Real Estate Fund

Janus Henderson Global Research Fund

Janus Henderson Global Select Fund

Janus Henderson Global Technology Fund

Janus Henderson Global Value Fund

Janus Henderson Growth and Income Fund

Janus Henderson International Value Fund

Janus Henderson Overseas Fund

Janus Henderson Research Fund

Janus Henderson Triton Fund

Janus Henderson European Focus Fund

Janus Henderson Global Equity Income Fund

Janus Henderson International Opportunities Fund

Janus Henderson International Small Cap Fund

Janus Henderson U.S. Growth Opportunities Fund

Janus Henderson Venture Fund

(collectively, the "Funds")

1933 Act File No. 002-34393

1940 Act File No. 811-01879

Dear Sir or Madam:

Pursuant to Section 30(b)(2) of the Investment Company Act of 1940, as amended, and Rule 30b2-1 (a) thereunder, and Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, the Funds’ Semiannual Reports dated March 31, 2018, are hereby electronically transmitted.

If you have any questions regarding this filing, please call me at (303) 394-7624.

Sincerely,

/s/ Jesper Nergaard

Jesper Nergaard

Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund

(Principal Accounting Officer and Principal Financial Officer)

SEMIANNUAL REPORT March 31, 2018

Janus Henderson Asia Equity Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Asia Equity Fund

Janus Henderson Asia Equity Fund (unaudited)

FUND SNAPSHOT

This all-cap, Asia Pacific ex-Japan fund aims to provide investors with a high-conviction portfolio focused on companies that enjoy strong franchise positions and a proven track record of both execution and high return on equity. We firmly believe that this approach combined with valuation discipline can generate competitive returns relative to our benchmark.

Andrew Gillan co-portfolio manager	Mervyn Koh co-portfolio manager

PERFORMANCE OVERVIEW

The Janus Henderson Asia Equity Fund’s Class I Shares returned 7.95% over the six-month period ended March 31, 2018. The Fund’s primary benchmark, the MSCI All Country Asia ex-Japan IndexSM, returned 8.95%. The Fund's secondary benchmark, the MSCI AC Asia-Pacific ex-Japan IndexSM, returned 7.30%.

INVESTMENT ENVIRONMENT

Asian equity markets posted healthy gains of 9% during the six-months under review. Markets climbed steadily from October but then corrected in the first quarter of 2018 as a result of the sell-off in U.S. technology shares and concerns surrounding U.S. and China trade relations given the proposals for tariffs from both parties. Investor flows toward Asia and global emerging markets more broadly have remained positive. In politics, President Xi Jinping continued to consolidate his power in China at the party congress with the removal of any term limits on his presidency, which should result in a continuation of his current reform and deleveraging policies. Macroeconomic data across the region has remained firm both in terms of economic growth and Purchasing Managers’ Index (PMI) numbers. In India, the government announced plans to help recapitalize the public sector banks which have been burdened by legacy nonperforming loans and should help to support long-term growth. Less encouraging news was the plan to introduce a long-term capital gains tax at the country’s Union Budget. In Australia, the Royal Commission began its enquiry into the banking sector which does bring with it a threat of increased regulation and lower returns.

PERFORMANCE DISCUSSION

The Fund underperformed its primary benchmark, the MSCI All Country Asia ex-Japan Index, but still rose nearly 8% over the period. Asset allocation was mixed with a positive contribution from our underweight to Hong Kong, however this was offset by negative contributions from our overweight to India and the Philippines. Stock selection was positive in India where our overweight to the IT services sector contributed. At a stock level, our position in Tencent Holdings contributed positively thanks to strong results and solid execution by its highly regarded management.

Within the smartphone supply chain, share price performance was mixed. Our exposure to a mobile casing company outperformed given their exposure to older models, which have continued to sell well, while lens maker Largan underperformed given their exposure to the more expensive, newer models which have sold less well than expected. Elsewhere, Taiwan Semiconductor performed well due to strong results and upbeat guidance, which implies new avenues of growth outside of the smartphone sector where it has been a significant driver in recent years. LG Household & Healthcare also outperformed as a result of improved sentiments between China and Korea.

Underperformers over the period included Delta Electronics in Taiwan, which reported disappointing results and a muted growth outlook; and Baidu where the slower than expected recovery in its core search business weighed on the share price.

In portfolio activity, the key changes during the six months were to narrow our underweight to the Financials sector and to increase our exposure to Southeast Asia. We purchased Malaysia’s Public Bank in January and DBS Bank in Singapore in February. Malaysia as a market has been out of favor and we feel that Public Bank offers a good proxy to the improving economy, which should be reflected in better loan growth and improving net interest margins. DBS, in contrast, performed well last year but we feel that the company can still improve its return on equity further and it too should benefit from better margins and loan growth than the company has endured in recent years.

Another new purchase was Hangzhou Hikvision, a China A share holding, which is a leading supplier of video

Janus Investment Fund	1

Janus Henderson Asia Equity Fund (unaudited)

surveillance products and solutions and diversifies our technology exposure further within the Fund given we exited the position in AAC Technologies within the smartphone supply chain. Within India, we exited the position in Power Grid and Aurobindo on concerns over longer-term growth prospects and initiated a position in Bajaj Holdings, which we believe offers us good exposure to underlying consumer and finance businesses which should offer more compelling growth prospects. We exited the positions in packaging company Amcor in Australia and Astra International in Indonesia, given the headwinds their respective industries are currently facing, which are likely to challenge future growth. We also exited President Chain Store in Taiwan which sold its Starbucks China stake, weakening its long term growth prospects.

OUTLOOK

Clearly market volatility has increased and it is understandable that sentiment has been impacted both by these trade tariff concerns and the tech sell-off in the U.S. However, we do not believe that these concerns threaten the long-term structural story in Asia. We find many companies that do not simply compete on low labor costs but on genuine innovation, and Asia as a region is far less dependent on exports than it used to be. But weaker global growth will impact Asia and corporate earnings if these trade tariffs escalate to a level that impacts the global economy. Domestic demand growth remains healthy in Asia and the region will continue to consume more and we should see a structural rebalancing in Asian economies but this will take time as we have seen with China. Asian technology shares have also outperformed like their U.S. peers over the past year so it is reasonable to expect some profit taking in the short term, but we still believe that the technology sector offers continued growth prospects in Asia. Valuations of Asian equities remain reasonable both relative to their own history and at a discount to developed markets while earnings growth expectations remain healthy.

Thank you for your continued investment in Janus Henderson Asia Equity Fund.

2	MARCH 31, 2018

Janus Henderson Asia Equity Fund (unaudited)

Fund At A Glance

March 31, 2018

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Tencent Holdings Ltd	1.32%	Largan Precision Co Ltd	-1.03%
	Taiwan Semiconductor Manufacturing Co Ltd	1.10%	Delta Electronics Inc	-0.24%
	Vietnam Dairy Products JSC	0.73%	Hon Hai Precision Industry Co Ltd	-0.23%
	Midea Group Co Ltd	0.72%	Baidu Inc (ADR)	-0.16%
	Infosys Ltd	0.54%	DBS Group Holdings Ltd	-0.12%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI All Country Asia ex-Japan Index
		Contribution	(Average % of Equity)	Weighting
	Consumer Staples	0.98%	11.20%	4.46%
	Telecommunication Services	0.58%	0.00%	4.10%
	Real Estate	0.44%	3.32%	5.77%
	Industrials	0.30%	1.67%	6.81%
	Other**	0.13%	6.23%	0.08%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI All Country Asia ex-Japan Index
		Contribution	(Average % of Equity)	Weighting
	Financials	-0.96%	16.95%	23.38%
	Information Technology	-0.65%	43.79%	32.20%
	Health Care	-0.42%	2.58%	2.45%
	Materials	-0.26%	1.36%	4.53%
	Energy	-0.17%	0.00%	4.25%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Asia Equity Fund (unaudited)

Fund At A Glance

March 31, 2018

5 Largest Equity Holdings - (% of Net Assets)
Taiwan Semiconductor Manufacturing Co Ltd
Semiconductor & Semiconductor Equipment	6.2%
Tencent Holdings Ltd
Internet Software & Services	5.7%
Alibaba Group Holding Ltd (ADR)
Internet Software & Services	5.5%
Housing Development Finance Corp Ltd
Thrifts & Mortgage Finance	4.5%
HDFC Bank Ltd
Banks	4.3%
26.2%

Asset Allocation - (% of Net Assets)
Common Stocks	90.6%
Warrants	4.6%
Preferred Stocks	3.3%
Investment Companies	1.3%
Other	0.2%
100.0%

Emerging markets comprised 82.0% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2018	As of September 30, 2017

4	MARCH 31, 2018

Janus Henderson Asia Equity Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2018					per the January 26, 2018 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	7.77%	22.66%	8.20%	5.92%	2.49%	1.54%
Class A Shares at MOP	1.56%	15.65%	6.93%	4.99%
Class C Shares at NAV	7.48%	21.85%	7.44%	5.20%	3.09%	2.23%
Class C Shares at CDSC	6.48%	20.85%	7.44%	5.20%
Class D Shares(1)	7.90%	23.01%	8.39%	6.10%	2.19%	1.34%
Class I Shares	7.95%	23.07%	8.55%	6.24%	2.00%	1.21%
Class N Shares	7.95%	22.56%	7.85%	5.54%	1.98%	1.19%
Class S Shares	7.73%	22.70%	8.18%	5.88%	2.64%	1.70%
Class T Shares	7.84%	22.79%	8.37%	6.06%	2.14%	1.44%
MSCI All Country Asia ex-Japan Index	8.95%	25.82%	8.20%	5.83%
MSCI AC Asia-Pacific ex-Japan Index	7.30%	20.71%	6.56%	5.33%
Morningstar Quartile - Class I Shares	-	2nd	2nd	2nd
Morningstar Ranking - based on total returns for Pacific/Asia ex-Japan Stock Funds	-	43/87	22/57	21/56

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Janus Investment Fund	5

Janus Henderson Asia Equity Fund (unaudited)

Performance

Net expense ratios reflect the expense waiver, if any, contractually agreed to through February 1, 2019.

The expense ratios for Class N Shares are estimated.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class N Shares commenced operations on January 26, 2018. Performance shown for periods prior to January 26, 2018, reflects the historical performance of the Fund's Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If Class N Shares of the Fund had been available during periods prior to January 26, 2018, the performance shown may have been different. The performance shown for periods following the Fund's commencement of Class N Shares reflects the fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund's prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – July 29, 2011

(1) Closed to certain new investors.

6	MARCH 31, 2018

Janus Henderson Asia Equity Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/17)	Ending Account Value (3/31/18)	Expenses Paid During Period (10/1/17 - 3/31/18)*	Beginning Account Value (10/1/17)	Ending Account Value (3/31/18)	Expenses Paid During Period (10/1/17 - 3/31/18)†	Net Annualized Expense Ratio (10/1/17 - 3/31/18)
Class A Shares	$1,000.00	$1,077.70	$8.39	$1,000.00	$1,016.85	$8.15	1.62%
Class C Shares	$1,000.00	$1,074.80	$11.85	$1,000.00	$1,013.51	$11.50	2.29%
Class D Shares	$1,000.00	$1,079.00	$7.15	$1,000.00	$1,018.05	$6.94	1.38%
Class I Shares	$1,000.00	$1,079.50	$6.58	$1,000.00	$1,018.60	$6.39	1.27%
Class N Shares	$1,000.00	$1,079.50	$2.09	$1,000.00	$1,019.30	$5.69	1.13%
Class S Shares	$1,000.00	$1,077.30	$8.65	$1,000.00	$1,016.60	$8.40	1.67%
Class T Shares	$1,000.00	$1,078.40	$7.67	$1,000.00	$1,017.55	$7.44	1.48%
*

Actual Expenses Paid During Period for Class N Shares reflect only the inception period for the Fund (January 26, 2018 to March 31, 2018) and are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 65/365 (to reflect the period). Therefore, actual expenses shown are lower than would be expected for a six-month period. For all other share classes, the Actual Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

†

Hypothetical Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Asia Equity Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – 90.6%
Banks – 10.5%
BOC Hong Kong Holdings Ltd	168,000	$823,869
DBS Group Holdings Ltd	40,000	844,023
HDFC Bank Ltd	60,023	1,748,169
Public Bank Bhd	130,800	816,111
		4,232,172
Beverages – 2.6%
Treasury Wine Estates Ltd	80,018	1,044,802
Biotechnology – 2.0%
CSL Ltd	6,697	805,136
Diversified Financial Services – 3.8%
Ayala Corp	49,940	913,079
Bajaj Holdings & Investment Ltd	15,000	615,971
		1,529,050
Electronic Equipment, Instruments & Components – 6.2%
Delta Electronics Inc	158,577	713,543
Hon Hai Precision Industry Co Ltd	277,534	867,311
Largan Precision Co Ltd	8,000	925,685
		2,506,539
Food Products – 5.3%
Uni-President Enterprises Corp	553,000	1,305,148
Vietnam Dairy Products JSC	89,830	819,545
		2,124,693
Gas Utilities – 1.5%
ENN Energy Holdings Ltd	67,000	600,934
Hotels, Restaurants & Leisure – 2.0%
Yum China Holdings Inc	19,300	800,950
Household Durables – 6.0%
Coway Co Ltd	7,100	587,866
Hanssem Co Ltd	4,249	601,030
Nien Made Enterprise Co Ltd	58,000	561,059
Techtronic Industries Co Ltd	114,500	676,372
		2,426,327
Industrial Conglomerates – 1.7%
John Keells Holdings PLC	682,287	699,736
Information Technology Services – 5.4%
Infosys Ltd	61,690	1,076,662
Tata Consultancy Services Ltd	25,393	1,113,320
		2,189,982
Insurance – 2.5%
AIA Group Ltd	115,800	988,601
Internet Software & Services – 14.5%
Alibaba Group Holding Ltd (ADR)*	12,064	2,214,227
Baidu Inc (ADR)*	2,909	649,260
NetEase Inc (ADR)	2,382	667,889
Tencent Holdings Ltd	43,200	2,299,662
		5,831,038
Personal Products – 1.9%
LG Household & Health Care Ltd	677	760,398
Real Estate Management & Development – 3.5%
City Developments Ltd	61,800	616,252
Land & Houses PCL	446,900	152,349
Land & Houses PCL (REG)	1,937,900	660,636
		1,429,237
Semiconductor & Semiconductor Equipment – 6.2%
Taiwan Semiconductor Manufacturing Co Ltd	295,000	2,507,383
Technology Hardware, Storage & Peripherals – 6.4%
Advantech Co Ltd	108,797	786,372
Catcher Technology Co Ltd	60,000	752,024

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2018

Janus Henderson Asia Equity Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – (continued)
Technology Hardware, Storage & Peripherals – (continued)
Samsung Electronics Co Ltd	438	$1,020,792
		2,559,188
Textiles, Apparel & Luxury Goods – 2.2%
Samsonite International SA	192,900	882,095
Thrifts & Mortgage Finance – 4.5%
Housing Development Finance Corp Ltd	64,628	1,817,883
Tobacco – 1.9%
ITC Ltd	194,659	768,641
Total Common Stocks (cost $32,443,342)		36,504,785
Preferred Stocks – 3.3%
Technology Hardware, Storage & Peripherals – 3.3%
Samsung Electronics Co Ltd (cost $1,036,093)	691	1,333,256
Warrants – 4.6%
Electronic Equipment, Instruments & Components – 1.6%
Hangzhou Hikvision Digital Technology Co Ltd, expires , 1/22/19*	97,000	647,201
Household Durables – 1.5%
Midea Group Co Ltd, expires , 6/29/18*	69,414	617,636
Machinery – 1.5%
Zhengzhou Yutong Bus Co Ltd, expires , 6/29/18*	164,752	591,548
Total Warrants (cost $1,582,113)		1,856,385
Investment Companies – 1.3%
Money Markets – 1.3%
Fidelity Investments Money Market Treasury Portfolio, 1.4900%ºº (cost $490,677)	490,677	490,677
Total Investments (total cost $35,552,225) – 99.8%		40,185,103
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		99,271
Net Assets – 100%		$40,284,374

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
China	$9,089,307	22.6%
Taiwan	8,418,525	21.0
India	7,140,646	17.8
South Korea	4,303,342	10.7
Hong Kong	3,370,937	8.4
Australia	1,849,938	4.6
Singapore	1,460,275	3.6
Philippines	913,079	2.3
Vietnam	819,545	2.0
Malaysia	816,111	2.0
Thailand	812,985	2.0
Sri Lanka	699,736	1.8
United States	490,677	1.2

Total	$40,185,103	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Asia Equity Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country Asia ex-Japan IndexSM	MSCI All Country Asia ex-Japan IndexSM reflects the equity market performance of Asia, excluding Japan.
MSCI AC Asia-Pacific ex-Japan IndexSM

The MSCI AC Asia-Pacific ex-Japan IndexSM reflects the performance of large and mid-cap companies in developed and emerging markets in the Asia Pacific region, excluding Japan. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt
PCL	Public Company Limited
PLC	Public Limited Company
REG	Registered

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2018.

10	MARCH 31, 2018

Janus Henderson Asia Equity Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Banks	$-	$4,232,172	$-
Beverages	-	1,044,802	-
Biotechnology	-	805,136	-
Diversified Financial Services	-	1,529,050	-
Electronic Equipment, Instruments & Components	-	2,506,539	-
Food Products	-	2,124,693	-
Gas Utilities	-	600,934	-
Household Durables	-	2,426,327	-
Industrial Conglomerates	-	699,736	-
Information Technology Services	-	2,189,982	-
Insurance	-	988,601	-
Internet Software & Services	3,531,376	2,299,662	-
Personal Products	-	760,398	-
Real Estate Management & Development	-	1,429,237	-
Semiconductor & Semiconductor Equipment	-	2,507,383	-
Technology Hardware, Storage & Peripherals	-	2,559,188	-
Textiles, Apparel & Luxury Goods	-	882,095	-
Thrifts & Mortgage Finance	-	1,817,883	-
Tobacco	-	768,641	-
All Other	800,950	-	-
Preferred Stocks	-	1,333,256	-
Warrants	-	1,856,385	-
Investment Companies	490,677	-	-
Total Assets	$4,823,003	$35,362,100	$-

Janus Investment Fund	11

Janus Henderson Asia Equity Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2018

Assets:
Investments, at value(1)	$40,185,103
Cash	155,917
Cash denominated in foreign currency(2)	180,819
Non-interested Trustees' deferred compensation	808
Receivables:
Dividends	68,508
Fund shares sold	14,633
Other assets	356
Total Assets	40,606,144
Liabilities:
Payables:	—
Compliance Office fees	155,917
Foreign tax liability	61,560
Advisory fees	29,582
Fund shares repurchased	23,980
Professional fees	21,736
Registration fees	9,336
Transfer agent fees and expenses	6,008
Printing fees	3,978
Accounting systems fees	3,523
Custodian fees	2,015
12b-1 Distribution and shareholder servicing fees	1,516
Postage fees	887
Non-interested Trustees' deferred compensation fees	808
Non-interested Trustees' fees and expenses	326
Fund administration fees	284
Accrued expenses and other payables	314
Total Liabilities	321,770
Net Assets	$40,284,374

See Notes to Financial Statements.

12	MARCH 31, 2018

Janus Henderson Asia Equity Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2018

Net Assets Consist of:
Capital (par value and paid-in surplus)	$34,363,910
Undistributed net investment income/(loss)	(189,157)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	1,538,248
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(3)	4,571,373
Total Net Assets	$40,284,374
Net Assets - Class A Shares	$1,303,535
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	108,525
Net Asset Value Per Share(4)	$12.01
Maximum Offering Price Per Share(5)	$12.74
Net Assets - Class C Shares	$1,296,661
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	108,707
Net Asset Value Per Share(4)	$11.93
Net Assets - Class D Shares	$22,940,184
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,889,815
Net Asset Value Per Share	$12.14
Net Assets - Class I Shares	$1,587,105
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	130,809
Net Asset Value Per Share	$12.13
Net Assets - Class N Shares	$9,435,919
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	777,834
Net Asset Value Per Share	$12.13
Net Assets - Class S Shares	$509,031
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	42,250
Net Asset Value Per Share	$12.05
Net Assets - Class T Shares	$3,211,939
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	267,836
Net Asset Value Per Share	$11.99

(1) Includes cost of $35,552,225.

(2) Includes cost of $180,819.

(3) Includes $61,560 of foreign capital gains tax on investments.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Asia Equity Fund

Statement of Operations (unaudited)

For the prior ended March 31, 2018(1)

Investment Income:
Dividends	$184,890
Other income	9,112
Foreign tax withheld	(19,611)
Total Investment Income	174,391
Expenses:
Advisory fees	198,248
12b-1 Distribution and shareholder servicing fees:
Class A Shares	1,110
Class C Shares	5,828
Class S Shares	631
Transfer agent administrative fees and expenses:
Class D Shares	14,628
Class S Shares	631
Class T Shares	3,882
Transfer agent networking and omnibus fees:
Class A Shares	644
Class C Shares	315
Class I Shares	964
Other transfer agent fees and expenses:
Class A Shares	57
Class C Shares	71
Class D Shares	3,781
Class I Shares	358
Class N Shares	17
Class S Shares	5
Class T Shares	63
Registration fees	40,545
Professional fees	28,184
Shareholder reports expense	4,255
Fund administration fees	1,645
Custodian fees	1,441
Non-interested Trustees’ fees and expenses	758
Other expenses	4,909
Total Expenses	312,970
Less: Excess Expense Reimbursement and Waivers	(22,094)
Net Expenses	290,876
Net Investment Income/(Loss)	(116,485)

See Notes to Financial Statements.

14	MARCH 31, 2018

Janus Henderson Asia Equity Fund

Statement of Operations (unaudited)

For the prior ended March 31, 2018(1)

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions(2)	$1,754,977
Total Net Realized Gain/(Loss) on Investments	1,754,977
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation(3)	1,483,835
Total Change in Unrealized Net Appreciation/Depreciation	1,483,835
Net Increase/(Decrease) in Net Assets Resulting from Operations	$3,122,327

(1) Period from January 26, 2018 (inception date) through March 31, 2018 for Class N Shares.

(2) Includes realized foreign capital gains tax on investments of $(15,234).

(3) Includes change in unrealized appreciation/depreciation of $(61,433) due to foreign capital gains tax on investments.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Asia Equity Fund

Statements of Changes in Net Assets

	Period ended March 31, 2018 (unaudited)(1)	Year ended September 30, 2017

Operations:
Net investment income/(loss)	$(116,485)	$155,692
Net realized gain/(loss) on investments	1,754,977	1,899,278
Change in unrealized net appreciation/depreciation	1,483,835	2,464,588
Net Increase/(Decrease) in Net Assets Resulting from Operations	3,122,327	4,519,558
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(4,171)	(3,240)
Class C Shares	—	(1,728)
Class D Shares	(104,082)	(71,030)
Class I Shares	(66,389)	(36,957)
Class S Shares	(1,534)	(3,863)
Class T Shares	(11,238)	(4,515)
Total Dividends from Net Investment Income	(187,414)	(121,333)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(23,329)	—
Class C Shares	(26,838)	—
Class D Shares	(549,538)	—
Class I Shares	(270,817)	—
Class S Shares	(11,314)	—
Class T Shares	(69,055)	—
Total Distributions from Net Realized Gain from Investment Transactions	(950,891)	—
Net Decrease from Dividends and Distributions to Shareholders	(1,138,305)	(121,333)
Capital Share Transactions:
Class A Shares	925,647	53,541
Class C Shares	296,772	451,931
Class D Shares	278,965	13,909,129
Class I Shares	(11,865,440)	8,332,413
Class N Shares	9,535,494	N/A
Class S Shares	12,848	20,368
Class T Shares	131,459	2,575,879
Net Increase/(Decrease) from Capital Share Transactions	(684,255)	25,343,261
Net Increase/(Decrease) in Net Assets	1,299,767	29,741,486
Net Assets:
Beginning of period	38,984,607	9,243,121
End of period	$40,284,374	$38,984,607

Undistributed Net Investment Income/(Loss)	$(189,157)	$114,742

(1) Period from January 26, 2018 (inception date) through March 31, 2018 for Class N Shares.

See Notes to Financial Statements.

16	MARCH 31, 2018

Janus Henderson Asia Equity Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$11.45	$9.42	$8.31		$9.79	$9.44	$9.25
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.04)(1)	0.02(1)	0.05(1)		0.01(1)	0.23(1)(2)	0.07
Net realized and unrealized gain/(loss)	0.92	2.12	1.44		(0.95)	0.59	0.20
Total from Investment Operations	0.88	2.14	1.49		(0.94)	0.82	0.27
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.11)	—		(0.17)	(0.14)	(0.08)
Distributions (from capital gains)	(0.27)	—	(0.38)		(0.37)	(0.33)	—
Total Dividends and Distributions	(0.32)	(0.11)	(0.38)		(0.54)	(0.47)	(0.08)
Net Asset Value, End of Period	$12.01	$11.45	$9.42		$8.31	$9.79	$9.44
Total Return*	7.77%	23.10%	18.58%		(10.07)%	9.06%	2.88%
Net Assets, End of Period (in thousands)	$1,304	$366	$253		$348	$456	$973
Average Net Assets for the Period (in thousands)	$885	$293	$333		$400	$1,053	$1,063
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.71%	2.49%	3.51%		2.87%	2.49%	2.03%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.62%	1.63%	1.56%		1.61%	1.38%	1.52%
Ratio of Net Investment Income/(Loss)	(0.68)%	0.17%	0.64%		0.07%	2.35%(2)	0.51%
Portfolio Turnover Rate	22%	120%	59%		152%	72%	104%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.36	$9.34	$8.29	$9.72	$9.38	$9.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.09)(1)	(0.04)(1)	0.01(1)	(0.03)(1)	0.16(1)(2)	—(3)
Net realized and unrealized gain/(loss)	0.93	2.10	1.42	(0.98)	0.59	0.21
Total from Investment Operations	0.84	2.06	1.43	(1.01)	0.75	0.21
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.04)	—	(0.05)	(0.08)	(0.01)
Distributions (from capital gains)	(0.27)	—	(0.38)	(0.37)	(0.33)	—
Total Dividends and Distributions	(0.27)	(0.04)	(0.38)	(0.42)	(0.41)	(0.01)
Net Asset Value, End of Period	$11.93	$11.36	$9.34	$8.29	$9.72	$9.38
Total Return*	7.48%	22.17%	17.87%	(10.81)%	8.22%	2.24%
Net Assets, End of Period (in thousands)	$1,297	$957	$413	$360	$332	$804
Average Net Assets for the Period (in thousands)	$1,167	$519	$381	$373	$802	$815
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.38%	3.09%	4.23%	3.59%	3.24%	2.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.29%	2.33%	2.25%	2.30%	2.12%	2.23%
Ratio of Net Investment Income/(Loss)	(1.43)%	(0.42)%	0.10%	(0.31)%	1.68%(2)	(0.20)%
Portfolio Turnover Rate	22%	120%	59%	152%	72%	104%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Strides Arcolab, Ltd. in December 2013. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.09 and 0.97%, respectively.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Asia Equity Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.56	$9.49	$8.35	$9.84	$9.48	$9.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.03)(1)	0.07(1)	0.08(1)	0.07(1)	0.24(1)(2)	0.05
Net realized and unrealized gain/(loss)	0.93	2.11	1.45	(1.00)	0.61	0.23
Total from Investment Operations	0.90	2.18	1.53	(0.93)	0.85	0.28
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.11)	(0.01)	(0.19)	(0.16)	(0.06)
Distributions (from capital gains)	(0.27)	—	(0.38)	(0.37)	(0.33)	—
Total Dividends and Distributions	(0.32)	(0.11)	(0.39)	(0.56)	(0.49)	(0.06)
Net Asset Value, End of Period	$12.14	$11.56	$9.49	$8.35	$9.84	$9.48
Total Return*	7.90%	23.30%	18.95%	(9.99)%	9.26%	3.01%
Net Assets, End of Period (in thousands)	$22,940	$21,577	$5,314	$5,640	$9,084	$7,477
Average Net Assets for the Period (in thousands)	$24,439	$11,542	$5,013	$6,632	$8,635	$7,523
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.49%	2.19%	3.38%	2.75%	2.31%	1.91%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.38%	1.44%	1.36%	1.42%	1.25%	1.40%
Ratio of Net Investment Income/(Loss)	(0.55)%	0.67%	0.89%	0.67%	2.52%(2)	0.63%
Portfolio Turnover Rate	22%	120%	59%	152%	72%	104%

Class I Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.56	$9.51	$8.37	$9.85	$9.49	$9.27
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.04)(1)	0.11(1)	0.10(1)	0.06(1)	0.26(1)(2)	0.04
Net realized and unrealized gain/(loss)	0.95	2.07	1.44	(0.98)	0.60	0.26
Total from Investment Operations	0.91	2.18	1.54	(0.92)	0.86	0.30
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.13)	(0.02)	(0.19)	(0.17)	(0.08)
Distributions (from capital gains)	(0.27)	—	(0.38)	(0.37)	(0.33)	—
Total Dividends and Distributions	(0.34)	(0.13)	(0.40)	(0.56)	(0.50)	(0.08)
Net Asset Value, End of Period	$12.13	$11.56	$9.51	$8.37	$9.85	$9.49
Total Return*	7.95%	23.39%	19.09%	(9.79)%	9.43%	3.21%
Net Assets, End of Period (in thousands)	$1,587	$12,675	$2,665	$2,470	$2,899	$1,295
Average Net Assets for the Period (in thousands)	$10,286	$7,408	$2,528	$3,017	$2,751	$1,549
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.35%	2.00%	3.19%	2.56%	2.15%	1.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.27%	1.32%	1.21%	1.27%	1.07%	1.26%
Ratio of Net Investment Income/(Loss)	(0.60)%	1.01%	1.14%	0.57%	2.75%(2)	0.55%
Portfolio Turnover Rate	22%	120%	59%	152%	72%	104%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Strides Arcolab, Ltd. in December 2013. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.09 and 0.97%, respectively.

See Notes to Financial Statements.

18	MARCH 31, 2018

Janus Henderson Asia Equity Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31 (unaudited)	2018(1)
Net Asset Value, Beginning of Period	$12.73
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.01(2)
Net realized and unrealized gain/(loss)	(0.61)(3)
Total from Investment Operations	(0.60)
Less Dividends and Distributions:
Dividends (from net investment income)	—
Distributions (from capital gains)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$12.13
Total Return*	(4.71)%
Net Assets, End of Period (in thousands)	$9,436
Average Net Assets for the Period (in thousands)	$5,246
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.25%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.13%
Ratio of Net Investment Income/(Loss)	0.47%
Portfolio Turnover Rate	22%

Class S Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.48	$9.43	$8.32	$9.79	$9.43	$9.23
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.05)(2)	0.01(2)	0.07(2)	0.07(2)	0.23(2)(4)	0.05
Net realized and unrealized gain/(loss)	0.93	2.14	1.42	(1.00)	0.59	0.22
Total from Investment Operations	0.88	2.15	1.49	(0.93)	0.82	0.27
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.10)	—	(0.17)	(0.13)	(0.07)
Distributions (from capital gains)	(0.27)	—	(0.38)	(0.37)	(0.33)	—
Total Dividends and Distributions	(0.31)	(0.10)	(0.38)	(0.54)	(0.46)	(0.07)
Net Asset Value, End of Period	$12.05	$11.48	$9.43	$8.32	$9.79	$9.43
Total Return*	7.73%	23.07%	18.56%	(9.97)%	9.02%	2.86%
Net Assets, End of Period (in thousands)	$509	$472	$368	$310	$345	$791
Average Net Assets for the Period (in thousands)	$506	$413	$329	$390	$752	$874
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.81%	2.64%	3.67%	3.06%	2.58%	2.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.67%	1.66%	1.56%	1.48%	1.46%	1.65%
Ratio of Net Investment Income/(Loss)	(0.83)%	0.15%	0.83%	0.71%	2.42%(4)	0.29%
Portfolio Turnover Rate	22%	120%	59%	152%	72%	104%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from January 26, 2018 (inception date) through March 31, 2018.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

(4) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Strides Arcolab, Ltd. in December 2013. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.09 and 0.97%, respectively.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Asia Equity Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.42	$9.36	$8.25	$9.81	$9.45	$9.25
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.04)(1)	0.06(1)	0.04(1)	0.04(1)	0.24(1)(2)	0.13
Net realized and unrealized gain/(loss)	0.92	2.08	1.46	(0.96)	0.61	0.15
Total from Investment Operations	0.88	2.14	1.50	(0.92)	0.85	0.28
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.08)	(0.01)	(0.27)	(0.16)	(0.08)
Distributions (from capital gains)	(0.27)	—	(0.38)	(0.37)	(0.33)	—
Total Dividends and Distributions	(0.31)	(0.08)	(0.39)	(0.64)	(0.49)	(0.08)
Net Asset Value, End of Period	$11.99	$11.42	$9.36	$8.25	$9.81	$9.45
Total Return*	7.84%	23.18%	18.88%	(9.98)%	9.37%	2.99%
Net Assets, End of Period (in thousands)	$3,212	$2,937	$230	$306	$712	$1,644
Average Net Assets for the Period (in thousands)	$3,111	$756	$332	$566	$1,357	$1,331
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.57%	2.14%	3.41%	2.73%	2.44%	2.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.48%	1.55%	1.44%	1.39%	1.26%	1.43%
Ratio of Net Investment Income/(Loss)	(0.64)%	0.55%	0.47%	0.46%	2.49%(2)	0.63%
Portfolio Turnover Rate	22%	120%	59%	152%	72%	104%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Strides Arcolab, Ltd. In December 2013. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.09 and 0.97%, respectively.

See Notes to Financial Statements.

20	MARCH 31, 2018

Janus Henderson Asia Equity Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Asia Equity Fund  (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.

Janus Investment Fund	21

Janus Henderson Asia Equity Fund

Notes to Financial Statements (unaudited)

Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2018 to fair value the Fund’s investments in

22	MARCH 31, 2018

Janus Henderson Asia Equity Fund

Notes to Financial Statements (unaudited)

securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $28,051,637 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the

Janus Investment Fund	23

Janus Henderson Asia Equity Fund

Notes to Financial Statements (unaudited)

Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone

24	MARCH 31, 2018

Janus Henderson Asia Equity Fund

Notes to Financial Statements (unaudited)

member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Emerging Market Investing

The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.92%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the MSCI All Country Asia ex-Japan Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus

Janus Investment Fund	25

Janus Henderson Asia Equity Fund

Notes to Financial Statements (unaudited)

any Performance Adjustment. For the prior ended March 31, 2018, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.94%.

Effective December 31, 2017, the Fund’s subadvisory agreement with Henderson Investment Management Limited (“HIML”) was terminated. HIML served as subadviser to the Fund. As subadviser, HIML provided day-to-day management of the investment operations of the Fund subject to the general oversight of the Board of Trustees and Janus Capital. HIML is an affiliate of Janus Capital through a common parent company.

Janus Capital paid HIML a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which one or more employees of HGIL may also serve as “associated persons” of Janus Capital. In this capacity, such employees of HGIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees (if applicable), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 1.11% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least February 1, 2019. The previous expense limit (until February 1, 2018) was 1.24%. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to

26	MARCH 31, 2018

Janus Henderson Asia Equity Fund

Notes to Financial Statements (unaudited)

Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Total compensation of $268,180 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the prior ended March 31, 2018. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the prior ended March 31, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time

Janus Investment Fund	27

Janus Henderson Asia Equity Fund

Notes to Financial Statements (unaudited)

to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $240,213 were paid by the Trust to the Trustees under the Deferred Plan during the prior ended March 31, 2018.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the prior ended March 31, 2018, Janus Henderson Distributors retained upfront sales charges of $1,762.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the prior ended March 31, 2018.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the prior ended March 31, 2018.

28	MARCH 31, 2018

Janus Henderson Asia Equity Fund

Notes to Financial Statements (unaudited)

As of March 31, 2018, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	9%	-	%*
Class C Shares	34	1
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	93	22
Class S Shares	96	1
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2018 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 35,556,724	$ 5,644,618	$ (1,016,239)	$ 4,628,379

Janus Investment Fund	29

Janus Henderson Asia Equity Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2018(1)		Year ended September 30, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	80,199	$ 971,734	14,701	$ 150,224
Reinvested dividends and distributions	2,333	27,500	348	3,069
Shares repurchased	(5,947)	(73,587)	(9,956)	(99,752)
Net Increase/(Decrease)	76,585	$ 925,647	5,093	$ 53,541
Class C Shares:
Shares sold	24,310	$ 294,490	46,337	$ 514,784
Reinvested dividends and distributions	2,288	26,838	197	1,728
Shares repurchased	(2,126)	(24,556)	(6,458)	(64,581)
Net Increase/(Decrease)	24,472	$ 296,772	40,076	$ 451,931
Class D Shares:
Shares sold	710,170	$ 8,692,067	1,726,435	$18,209,178
Reinvested dividends and distributions	54,013	643,296	7,791	69,185
Shares repurchased	(741,238)	(9,056,398)	(427,285)	(4,369,234)
Net Increase/(Decrease)	22,945	$ 278,965	1,306,941	$13,909,129
Class I Shares:
Shares sold	89,718	$ 1,078,391	922,141	$ 9,455,893
Reinvested dividends and distributions	28,337	337,206	4,167	36,957
Shares repurchased	(1,083,807)	(13,281,037)	(110,013)	(1,160,437)
Net Increase/(Decrease)	(965,752)	$(11,865,440)	816,295	$ 8,332,413
Class N Shares:
Shares sold	783,173	$ 9,600,890	-	$ -
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	(5,339)	(65,396)	-	-
Net Increase/(Decrease)	777,834	$ 9,535,494	N/A	N/A
Class S Shares:
Shares sold	-	$ -	1,702	$ 16,505
Reinvested dividends and distributions	1,086	12,848	438	3,863
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	1,086	$ 12,848	2,140	$ 20,368
Class T Shares:
Shares sold	92,074	$ 1,117,841	313,106	$ 3,375,908
Reinvested dividends and distributions	6,689	78,728	507	4,453
Shares repurchased	(88,120)	(1,065,110)	(81,037)	(804,482)
Net Increase/(Decrease)	10,643	$ 131,459	232,576	$ 2,575,879
(1)	Period from January 26, 2018 (inception date) through March 31, 2018 for Class N Shares.

6. Purchases and Sales of Investment Securities

For the prior ended March 31, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 8,915,383	$ 9,755,575	$ -	$ -

30	MARCH 31, 2018

Janus Henderson Asia Equity Fund

Notes to Financial Statements (unaudited)

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	31

Janus Henderson Asia Equity Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

32	MARCH 31, 2018

Janus Henderson Asia Equity Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

Janus Investment Fund	33

Janus Henderson Asia Equity Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

34	MARCH 31, 2018

Janus Henderson Asia Equity Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

Janus Investment Fund	35

Janus Henderson Asia Equity Fund

Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

36	MARCH 31, 2018

Janus Henderson Asia Equity Fund

Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Investment Fund	37

Janus Henderson Asia Equity Fund

Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

38	MARCH 31, 2018

Janus Henderson Asia Equity Fund

Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

Janus Investment Fund	39

Janus Henderson Asia Equity Fund

Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

40	MARCH 31, 2018

Janus Henderson Asia Equity Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Janus Investment Fund	41

Janus Henderson Asia Equity Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

42	MARCH 31, 2018

Janus Henderson Asia Equity Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	43

Janus Henderson Asia Equity Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

44	MARCH 31, 2018

Janus Henderson Asia Equity Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	45

Janus Henderson Asia Equity Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

46	MARCH 31, 2018

Janus Henderson Asia Equity Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	47

Janus Henderson Asia Equity Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

48	MARCH 31, 2018

Janus Henderson Asia Equity Fund

Notes

NotesPage1

Janus Investment Fund	49

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-24-93036 05-18

SEMIANNUAL REPORT March 31, 2018

Janus Henderson Balanced Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Balanced Fund

Janus Henderson Balanced Fund (unaudited)

FUND SNAPSHOT

We believe a dynamic approach to asset allocation that leverages our bottom-up, fundamental equity and fixed income research will allow us to outperform our peers over time. Our integrated equity and fixed income research team seeks an optimal balance of asset class opportunities across market cycles.

Jeremiah Buckley co-portfolio manager	Marc Pinto co-portfolio manager	Mayur Saigal co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE OVERVIEW

Janus Henderson Balanced Fund’s Class I Shares returned 5.94% for the six-month period ended March 31, 2018, compared with a 2.77% return by the Balanced Index, an internally calculated blended benchmark. The Balanced Index is composed of a 55% weighting in the S&P 500® Index, the Fund’s primary benchmark, and a 45% weighting in the Bloomberg Barclays U.S. Aggregate Bond Index, the Fund’s secondary benchmark. During the period, the S&P 500 Index returned 5.84%, while the Bloomberg Barclays U.S. Aggregate Bond Index returned -1.08%.

INVESTMENT ENVIRONMENT

During the fourth quarter, U.S. stocks pushed higher and corporate credit spreads ground tighter, fueled by strong earnings and supportive economic data. Equities were also boosted at the end of 2017 as markets priced in the likelihood that tax reform would be signed into law. The nomination of Jerome Powell as the next chair of the Federal Reserve (Fed) signaled to investors that the Fed would likely continue its slow and measured normalization of monetary policy. At its December meeting, the Fed took a widely anticipated step along that path by raising interest rates for the third time in 2017.

These positive trends continued to support investors’ appetite for risk assets until volatility returned In February. Equities experienced the first price decline of greater than 10% in roughly two years, and credit spreads widened as rates rose across the yield curve. Weighing on investor confidence was speculation around a potential trade war between the U.S. and China. While the actual size of the tariffs as a percentage of trade was small, the market decline reflected investors’ fear of escalating global trade restrictions. Coupled with these fears around global trade were concerns that the Federal Reserve (Fed) may increase interest rates at a faster pace than currently projected. This amplified interest rate volatility and further pressured stocks and corporate credit. Late in the period, the Fed raised its benchmark rate again, citing a strengthening economy and low unemployment as drivers that should eventually contribute to higher inflation. More Fed officials also indicated that a total of four hikes could be warranted this year. The Treasury curve flattened, as the Fed’s well-telegraphed rate hikes put upward pressure on front-end yields. The yield on the 10-year note ended March at 2.74%, up from 2.33% in September.

PERFORMANCE DISCUSSION

The Fund, which seeks to provide more consistent returns over time by allocating across the spectrum of fixed income and equity securities, outperformed the Balanced Index, its blended benchmark of the S&P 500 Index (55%) and the Bloomberg Barclays U.S. Aggregate Bond Index (45%). The Fund outperformed its primary benchmark, the S&P 500 Index, and its secondary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

The equity-to-fixed-income allocation ended the period with an equity weighting of approximately 64%, a fixed income weighting of approximately 36% and a small portion in cash. Our equity allocation may vary based on market conditions, and the current level reflects our view that on a risk-adjusted basis, equities present greater opportunity for returns in the present environment.
The Fund’s equity sleeve outperformed its benchmark, the S&P 500 Index. Stock selection in the information technology, consumer staples and industrials sectors aided relative returns during the period.

Microsoft was the largest contributor. Encouraging growth in its cloud business has driven the stock in recent quarters, as has anticipation that Microsoft will repatriate offshore cash. The company has also benefited from transitioning its legacy software business from perpetual licenses that consumers must purchase to subscription-based licenses. While the stock has risen considerably, we still see upside for Microsoft’s cloud business as only an

Janus Investment Fund	1

Janus Henderson Balanced Fund (unaudited)

estimated 10% of business workloads currently operate in the cloud.

Boeing was another contributor. Global air traffic growth, strong order growth for some of its airplanes and better-than-expected cash flow growth all played a role in driving the stock during the period. We continue to like Boeing’s growth potential as commercial airlines seek increasingly efficient and reliable planes from the manufacturer. We also appreciate that much of Boeing’s free-cash-flow growth has accrued to investors by way of dividend increases; the company raised its dividend another 20% during the first quarter and has doubled its dividend over the past four years.

Adobe Systems also made meaningful contributions to performance. The stock was driven by strong growth in Digital Media’s annualized recurring revenue and better-than-expected margin improvement. We continue to see upside for the stock as more advertisers turn to its software to create digital content, and the subscription-based model increases Adobe’s Digital Media total assessable market.

While pleased with the performance of our equity sleeve during the period, some holdings disappointed. Stock selection in the consumer discretionary sector and our real estate holdings weighed on relative returns.

Colony NorthStar was the largest detractor from absolute returns. The company was formed through the three-way merger of real estate investment management firm Colony Capital, and sister firms NorthStar Asset Management Group and NorthStar Realty Finance. The merger has put the combined company in some challenging industries, in our view. We are reviewing the stock to see whether it can exit some of these businesses, and repair other damage from the acquisition. In the meantime, Colony’s plan to increase its share repurchase should provide some additional support for the shares as the company completes its post-acquisition divestments.

Pharmaceutical company Allergan also detracted. Patent disputes – which ultimately resulted in the invalidation of Allergan’s patent – concerning Restasis, the firm’s blockbuster medicine for dry eye, weighed on the stock. The arrival of a new competitor for the company’s popular wrinkle treatment Botox further weighed on the stock during the period. Given our concerns around these issues, we are reviewing our position.

Comcast was another detractor. The stock was down due to concern and confusion over the company’s bid for Sky TV, a European pay-TV provider. We continue to see upside for the stock, and like its position as a cable distribution platform and owner of strong content assets.

The Fund’s fixed income sleeve underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. Strong earnings and healthy company fundamentals led us to maintain our cautiously optimistic view on corporate credit during the period. Conscious of being in the late innings of the credit cycle with interest rates rising, we used market volatility to trim our corporate credit allocation and transition out of some medium- and longer-term credits during the period, redeploying the capital further in on the yield curve. We also increased our allocation to bank loans, which benefit from a senior position within a company’s capital structure, and the floating rate nature of the securities can offer protection against rising rates. Duration of the fixed income sleeve ended March at 90% of the benchmark.

Our significant underweight allocation to Treasurys weighed on relative returns, as did our overweight positioning in corporate credit. Yields rose across the Treasury yield curve and spreads widened amid increasing volatility during the period. We continue to emphasize shorter- and intermediate-dated securities in which we believe we have insight into the issuer’s ability to pay down debt.

On a credit sector basis, banking led relative detractors. The sector had benefited considerably in 2017 on improving fundamentals and tighter spreads, but the recent flattening of the yield curve caused concerns around potential compression of banks’ net interest margins. Our overweight position in JPMorgan was among the leading credit detractors, largely due to these broader industry concerns.

Rising rates also pressured the midstream energy sector. These companies tend to distribute the majority of their cash flow to investors and thus are heavily reliant on capital markets. Although higher rates result in higher borrowing costs, we have a positive view around the deleveraging initiatives undertaken by our holdings in the space. We also appreciate their utility-type cash flow models which provide consistency in recessionary or expansionary economic environments.

Our overweight position in Teva Pharmaceutical Industries was a leading credit detractor. Spreads were volatile as investors digested the company’s new debt issue of over

2	MARCH 31, 2018

Janus Henderson Balanced Fund (unaudited)

$4 billion, during a market where high-yield spreads widened. Teva remains a top provider of generic drugs in the world and has a solid pipeline of generic and specialty drugs. In addition, we have a high opinion of the management team which is committed to deleveraging the company over the next few years.

Contributing to relative results were our holdings in the lodging sector. This included our position in Hilton Hotels & Resorts. As the consumer has continued to strengthen, hotel operators have been able to capitalize on low vacancy rates by increasing nightly room rates. We have a favorable opinion of Hilton’s fundamentals as the company has successfully spun-off less-profitable business lines and is focused on growing earnings.

On an asset class basis, our out-of-index allocation to bank loans contributed to relative returns. We continue to like the stable carry (a measure of excess income) and short-term nature of the securities. Our positioning in asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) also aided relative results. Security selection in ABS proved beneficial, as did spread carry in both asset classes.

OUTLOOK

We believe equities will continue to present more attractive risk-adjusted opportunities relative to fixed income. We expect interest rates to increase gradually this year, but believe rising rates present a modest headwind for stocks that is more than offset by stronger global economic growth and the benefits of corporate tax cuts. We are encouraged by the way many companies are utilizing tax savings, returning some of those savings to investors, while also investing in employees or large projects to grow their businesses. While we have a sanguine outlook for stocks and the broader economy, we believe the biggest threat to our outlook is the potential for tariffs to materialize into a full-blown trade war. If protectionist trade policies ramp up significantly, it could spark inflation while slowing economic growth at the same time. While trade policy is a risk we monitor, we do not believe a trade war is the most likely scenario.

We expect a flatter Treasury yield curve over the next few months. Within the fixed income sleeve, we intend to maintain duration below that of the benchmark, but will continue in our tactical approach to yield curve positioning with a focus on capital preservation. The front end should offer more attractive risk-adjusted carry opportunities with less exposure to rising rates than longer duration credit. Looking ahead, we expect that the market will continue to face bouts of heightened volatility amid continued uncertainty around the pace of rate hikes and the administration’s trade protectionism. Although credit spreads widened over the period, they remain at the tighter end of historic late-cycle valuations. It would take a further widening in spreads to become more constructive on overall valuations. In this environment, we believe security avoidance is of the utmost importance as we strive to deliver on our core tenets of capital preservation and strong risk-adjusted returns.

Thank you for investing in the Janus Henderson Balanced Fund.

Janus Investment Fund	3

Janus Henderson Balanced Fund (unaudited)

Fund At A Glance

March 31, 2018

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Microsoft Corp	1.26%	Colony NorthStar Inc	-0.42%
	Boeing Co	1.19%	Allergan PLC	-0.30%
	Adobe Systems Inc	1.11%	Comcast Corp	-0.28%
	Mastercard Inc	1.07%	US Bancorp	-0.16%
	CME Group Inc	0.72%	Outfront Media Inc	-0.14%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	S&P 500 Index
		Contribution	(Average % of Equity)	Weighting
	Information Technology	2.12%	26.09%	24.29%
	Consumer Staple	1.24%	11.17%	7.94%
	Industrials	1.18%	13.91%	10.16%
	Financials	0.37%	12.56%	14.78%
	Energy	0.34%	1.94%	5.88%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	S&P 500 Index
		Contribution	(Average % of Equity)	Weighting
	Consumer Discretionary	-1.10%	15.22%	12.29%
	Real Estate	-0.20%	3.83%	2.82%
	Other**	-0.12%	1.07%	0.00%
	Health Care	0.14%	11.23%	14.01%
	Telecommunications Services	0.21%	0.00%	1.95%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

4	MARCH 31, 2018

Janus Henderson Balanced Fund (unaudited)

Fund At A Glance

March 31, 2018

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	3.8%
Mastercard Inc
Information Technology Services	3.1%
Boeing Co
Aerospace & Defense	2.9%
Alphabet Inc - Class C
Internet Software & Services	2.3%
CME Group Inc
Capital Markets	2.0%
14.1%

Asset Allocation - (% of Net Assets)
Common Stocks	63.6%
Corporate Bonds	13.7%
United States Treasury Notes/Bonds	9.2%
Mortgage-Backed Securities	8.0%
Investment Companies	4.3%
Asset-Backed/Commercial Mortgage-Backed Securities	3.3%
Bank Loans and Mezzanine Loans	1.8%
Other	(3.9)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2018	As of September 30, 2017

Janus Investment Fund	5

Janus Henderson Balanced Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2018						per the January 26, 2018 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	5.75%	13.37%	8.62%	7.71%	9.65%	0.94%
Class A Shares at MOP	-0.33%	6.86%	7.34%	7.07%	9.40%
Class C Shares at NAV	5.43%	12.64%	7.86%	6.93%	8.97%	1.66%
Class C Shares at CDSC	4.43%	11.64%	7.86%	6.93%	8.97%
Class D Shares(1)	5.90%	13.64%	8.85%	7.91%	9.74%	0.72%
Class I Shares	5.94%	13.71%	8.93%	7.82%	9.70%	0.65%
Class N Shares	5.97%	13.80%	9.01%	7.82%	9.70%	0.58%
Class R Shares	5.56%	12.97%	8.20%	7.27%	9.27%	1.32%
Class S Shares	5.72%	13.28%	8.47%	7.55%	9.50%	1.07%
Class T Shares	5.82%	13.54%	8.74%	7.82%	9.70%	0.83%
S&P 500 Index	5.84%	13.99%	13.31%	9.49%	9.67%
Bloomberg Barclays U.S. Aggregate Bond Index	-1.08%	1.20%	1.82%	3.63%	5.34%
Balanced Index	2.77%	8.17%	8.14%	7.07%	7.99%
Morningstar Quartile - Class T Shares	-	1st	1st	1st	1st
Morningstar Ranking - based on total returns for Allocation - 50% to 70% Equity Funds	-	10/798	63/729	50/584	17/190

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

6	MARCH 31, 2018

Janus Henderson Balanced Fund (unaudited)

Performance

Net expense ratios reflect the expense waiver, if any, contractually agreed to through February 1, 2019.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – September 1, 1992

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson Balanced Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/17)	Ending Account Value (3/31/18)	Expenses Paid During Period (10/1/17 - 3/31/18)†	Beginning Account Value (10/1/17)	Ending Account Value (3/31/18)	Expenses Paid During Period (10/1/17 - 3/31/18)†	Net Annualized Expense Ratio (10/1/17 - 3/31/18)
Class A Shares	$1,000.00	$1,057.50	$4.92	$1,000.00	$1,020.14	$4.84	0.96%
Class C Shares	$1,000.00	$1,054.30	$8.35	$1,000.00	$1,016.80	$8.20	1.63%
Class D Shares	$1,000.00	$1,059.00	$3.70	$1,000.00	$1,021.34	$3.63	0.72%
Class I Shares	$1,000.00	$1,059.40	$3.29	$1,000.00	$1,021.74	$3.23	0.64%
Class N Shares	$1,000.00	$1,059.70	$2.98	$1,000.00	$1,022.04	$2.92	0.58%
Class R Shares	$1,000.00	$1,055.60	$6.76	$1,000.00	$1,018.35	$6.64	1.32%
Class S Shares	$1,000.00	$1,057.20	$5.49	$1,000.00	$1,019.60	$5.39	1.07%
Class T Shares	$1,000.00	$1,058.20	$4.21	$1,000.00	$1,020.84	$4.13	0.82%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	MARCH 31, 2018

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 3.2%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$8,345,000	$8,422,540
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	5,730,000	5,729,569
AmeriCredit Automobile Receivables Trust 2016-2, 3.6500%, 5/9/22	5,659,000	5,721,868
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	25,562,545	25,093,973
Bain Capital Credit CLO 2017-2,
ICE LIBOR USD 3 Month + 0.9600%, 2.5000%, 4/23/31 (144A)	15,065,000	15,065,000
BAMLL Commercial Mortgage Securities Trust 2013-WBRK,
3.5343%, 3/10/37 (144A)‡	9,021,000	8,970,548
BAMLL Commercial Mortgage Securities Trust 2014-FL1,
ICE LIBOR USD 1 Month + 5.5000%, 3.5713%, 12/15/31 (144A)	3,816,490	3,663,960
BAMLL Commercial Mortgage Securities Trust 2014-FL1,
ICE LIBOR USD 1 Month + 4.0000%, 4.5744%, 12/15/31 (144A)	916,000	901,677
BBCMS 2018-TALL Mortgage Trust,
ICE LIBOR USD 1 Month + 0.7220%, 2.5000%, 3/15/37 (144A)	43,100,000	42,860,610
BBCMS Trust 2015-SRCH, 4.1970%, 8/10/35 (144A)	10,610,000	11,176,797
BXP Trust 2017-GM, 3.3790%, 6/13/39 (144A)	4,808,000	4,757,406
Caesars Palace Las Vegas Trust 2017-VICI, 4.1384%, 10/15/34 (144A)	6,800,000	6,922,866
Caesars Palace Las Vegas Trust 2017-VICI, 4.3540%, 10/15/34 (144A)‡	7,064,000	7,168,068
Caesars Palace Las Vegas Trust 2017-VICI - Class E,
4.3540%, 10/15/34 (144A)‡	9,642,000	9,434,593
CGMS Commercial Mortgage Trust 2017-MDDR,
ICE LIBOR USD 1 Month + 1.7500%, 3.5266%, 7/15/30 (144A)	4,089,000	4,088,991
CGMS Commercial Mortgage Trust 2017-MDDR,
ICE LIBOR USD 1 Month + 2.5000%, 4.2766%, 7/15/30 (144A)	2,579,000	2,578,991
CKE Restaurant Holdings Inc, 4.4740%, 3/20/43 (144A)	4,323,961	4,339,908
Domino's Pizza Master Issuer LLC, 3.4840%, 10/25/45 (144A)	14,970,353	14,944,304
Domino's Pizza Master Issuer LLC, 4.1180%, 7/25/47 (144A)	6,005,820	6,070,323
Dryden 41 Senior Loan Fund,
ICE LIBOR USD 3 Month + 0.9700%, 2.9000%, 4/15/31 (144A)	10,417,000	10,417,000
Dryden 64 CLO Ltd, ICE LIBOR USD 3 Month + 0.9700%, 0%, 4/18/31 (144A)(a)	10,955,000	10,955,000
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 2.6000%, 4.4715%, 5/25/24	5,495,994	5,856,702
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 3.0000%, 4.8715%, 7/25/24	17,335,144	18,534,464
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 4.0000%, 5.8715%, 5/25/25	2,385,894	2,618,365
Flatiron CLO 18 Ltd, ICE LIBOR USD 3 Month + 0.9500%, 0%, 4/17/31 (144A)(a)	8,179,000	8,179,000
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 4.5000%, 6.3715%, 2/25/24	16,000,501	18,594,278
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 3.6000%, 5.4715%, 4/25/24	11,842,224	13,269,677
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20 (144A)§	10,619,234	9,971,750
GS Mortgage Securities Trust 2014-GSFL,
ICE LIBOR USD 1 Month + 5.9500%, 5.0108%, 7/15/31 (144A)	4,833,000	4,844,567
GSCCRE Commercial Mortgage Trust 2015-HULA,
ICE LIBOR USD 1 Month + 4.4000%, 6.1766%, 8/15/32 (144A)	7,508,000	7,536,286
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
3.5537%, 10/5/31 (144A)	1,629,000	1,614,907
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
4.0090%, 10/5/31 (144A)‡	2,491,000	2,462,731
JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2,
5.6615%, 11/15/43 (144A)‡	4,424,000	4,395,052
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.6210%, 9/5/32 (144A)‡	5,266,000	5,199,817
loanDepot Station Place Agency Securitization Trust 2017-1,
ICE LIBOR USD 1 Month + 0.8000%, 2.6715%, 11/25/50 (144A)§	16,597,000	16,580,677
loanDepot Station Place Agency Securitization Trust 2017-1,
ICE LIBOR USD 1 Month + 1.0000%, 2.8715%, 11/25/50 (144A)§	3,279,000	3,274,610
MSSG Trust 2017-237P, 3.3970%, 9/13/39 (144A)	5,928,000	5,839,694
Octagon Investment Partners 36 Ltd,

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
ICE LIBOR USD 3 Month + 0.9700%, , 0%, 4/15/31 (144A)(a)	$20,226,000	$20,226,000
OSCAR US Funding Trust V, 2.7300%, 12/15/20 (144A)	2,790,000	2,777,202
OSCAR US Funding Trust V, 2.9900%, 12/15/23 (144A)	3,716,000	3,667,083
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	6,009,000	6,037,683
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	10,292,000	10,417,572
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 2.5000%, 4.2766%, 11/15/27 (144A)	3,173,000	3,134,981
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 3.2500%, 5.0266%, 11/15/27 (144A)	9,697,000	9,371,413
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 4.1500%, 5.9266%, 11/15/27 (144A)	5,140,000	4,784,131
Station Place Securitization Trust 2017-3,
ICE LIBOR USD 1 Month + 1.0000%, 2.6025%, 7/24/18 (144A)§	14,196,000	14,197,299
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	5,017,488	5,045,435
Voya CLO 2018-1 Ltd, ICE LIBOR USD 3 Month + 0.9500%, 0%, 4/19/31 (144A)(a)	21,979,000	21,979,000
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.4130%, 12/15/43‡	5,330,567	5,385,173
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 6.1325%, 5/15/46‡	2,569,616	2,601,736
Westlake Automobile Receivables Trust 2018-1, 2.9200%, 5/15/23 (144A)	830,000	825,633
Westlake Automobile Receivables Trust 2018-1, 3.4100%, 5/15/23 (144A)	828,000	826,677
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $450,640,366)		449,333,587
Bank Loans and Mezzanine Loans – 1.8%
Banking – 0%
Vantiv LLC, ICE LIBOR USD 3 Month + 2.0000%, 3.7766%, 8/9/24	610,000	612,940
Basic Industry – 0.2%
Axalta Coating Systems US Holdings Inc,
ICE LIBOR USD 3 Month + 2.0000%, 4.3020%, 6/1/24	24,193,125	24,226,511
Capital Goods – 0.1%
Reynolds Group Holdings Inc,
ICE LIBOR USD 3 Month + 2.7500%, 4.6269%, 2/5/23	17,770,050	17,852,503
Communications – 0.3%
Mission Broadcasting Inc, ICE LIBOR USD 3 Month + 2.5000%, 4.1642%, 1/17/24	1,077,390	1,080,083
Nexstar Broadcasting Inc, ICE LIBOR USD 3 Month + 2.5000%, 4.1642%, 1/17/24	8,366,438	8,387,354
Nielsen Finance LLC, ICE LIBOR USD 3 Month + 2.0000%, 3.7179%, 10/4/23	12,356,996	12,384,058
Sinclair Television Group Inc,
ICE LIBOR USD 3 Month + 2.5000%, , 0%, 12/12/24(a)	11,287,000	11,329,326
Zayo Group LLC, ICE LIBOR USD 3 Month + 2.0000%, 3.8769%, 1/19/21	984,060	986,678
Zayo Group LLC, ICE LIBOR USD 3 Month + 2.2500%, 4.1269%, 1/19/24	9,055,830	9,095,947
		43,263,446
Consumer Cyclical – 0.6%
Aramark Services Inc, ICE LIBOR USD 3 Month + 2.0000%, 3.8769%, 3/28/24	10,229,853	10,290,618
Golden Nugget Inc/NV, ICE LIBOR USD 3 Month + 3.2500%, 4.9786%, 10/4/23	13,091,968	13,204,952
Hilton Worldwide Finance LLC,
ICE LIBOR USD 3 Month + 2.0000%, 3.8715%, 10/25/23	28,046,353	28,181,256
KFC Holding Co, ICE LIBOR USD 3 Month + 2.0000%, 3.8082%, 6/16/23	27,662,324	27,644,916
Wyndham Hotels & Resorts Inc, 0%, 3/28/25(a),‡	4,595,000	4,595,000
		83,916,742
Consumer Non-Cyclical – 0.2%
Coty Inc, ICE LIBOR USD 3 Month + 2.2500%, 0%, 3/28/25(a)	22,777,000	22,720,057
Post Holdings Inc, ICE LIBOR USD 3 Month + 2.2500%, 3.6500%, 5/24/24	2,786,995	2,784,189
Quintiles IMS Inc, ICE LIBOR USD 3 Month + 2.0000%, 4.3020%, 3/7/24	7,712,088	7,754,504
		33,258,750
Electric – 0%
NRG Energy Inc, ICE LIBOR USD 3 Month + 2.2500%, 0%, 6/30/23(a)	947,000	948,080
Technology – 0.4%
CommScope Inc, ICE LIBOR USD 3 Month + 2.5000%, 3.8769%, 12/29/22	12,504,908	12,559,679
SS&C Technologies Holdings Europe Sarl,
ICE LIBOR USD 3 Month + 2.5000%, , 0%, 2/28/25(a)	9,347,240	9,389,116

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2018

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares or Principal Amounts		Value
Bank Loans and Mezzanine Loans – (continued)
Technology – (continued)
SS&C Technologies Inc, ICE LIBOR USD 3 Month + 2.5000%, 0%, 2/28/25(a)	$26,202,362	$26,319,749
		48,268,544
Total Bank Loans and Mezzanine Loans (cost $252,126,508)		252,347,516
Corporate Bonds – 13.6%
Banking – 2.2%
Ally Financial Inc, 3.2500%, 11/5/18	5,936,000	5,943,420
Ally Financial Inc, 8.0000%, 12/31/18	3,447,000	3,554,719
Bank of America Corp, 2.5030%, 10/21/22	40,184,000	38,594,111
Bank of America Corp, ICE LIBOR USD 3 Month + 1.0900%, 3.0930%, 10/1/25	6,210,000	5,967,100
Bank of America Corp, 4.1830%, 11/25/27	6,289,000	6,230,280
Bank of New York Mellon Corp, 2.4500%, 8/17/26	2,042,000	1,858,758
Bank of New York Mellon Corp, 3.2500%, 5/16/27	16,234,000	15,665,755
Capital One Financial Corp, 3.3000%, 10/30/24	9,467,000	9,140,694
Citigroup Inc, 4.6000%, 3/9/26	5,475,000	5,612,718
Citigroup Inc, 3.2000%, 10/21/26	8,226,000	7,825,138
Citigroup Inc, 4.3000%, 11/20/26	6,509,000	6,508,480
Citigroup Inc, ICE LIBOR USD 3 Month + 1.5630%, 3.8870%, 1/10/28	22,253,000	22,118,257
Citizens Bank NA/Providence RI, 2.6500%, 5/26/22	5,260,000	5,095,392
Citizens Financial Group Inc, 3.7500%, 7/1/24	3,650,000	3,606,600
Citizens Financial Group Inc, 4.3500%, 8/1/25	2,506,000	2,529,001
Citizens Financial Group Inc, 4.3000%, 12/3/25	14,006,000	14,157,072
First Republic Bank/CA, 4.6250%, 2/13/47	6,841,000	7,017,240
Goldman Sachs Capital I, 6.3450%, 2/15/34	14,964,000	17,814,068
Goldman Sachs Group Inc, ICE LIBOR USD 3 Month + 1.2010%, 3.2720%, 9/29/25	13,677,000	13,159,325
Goldman Sachs Group Inc, 3.5000%, 11/16/26	15,073,000	14,512,556
JPMorgan Chase & Co, 2.2950%, 8/15/21	15,412,000	14,981,888
JPMorgan Chase & Co, 4.1250%, 12/15/26	9,635,000	9,676,725
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.3370%, 3.7820%, 2/1/28	13,830,000	13,713,928
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.3600%, 3.8820%, 7/24/38	13,613,000	13,207,393
Morgan Stanley, 3.9500%, 4/23/27	8,364,000	8,138,467
Morgan Stanley, ICE LIBOR USD 3 Month + 1.3400%, 3.5910%, 7/22/28	8,372,000	8,092,371
Santander UK PLC, 5.0000%, 11/7/23 (144A)	15,666,000	16,204,237
SVB Financial Group, 5.3750%, 9/15/20	11,289,000	11,898,233
Synchrony Financial, 4.5000%, 7/23/25	12,622,000	12,616,134
		315,440,060
Basic Industry – 1.0%
Anglo American Capital PLC, 4.4500%, 9/27/20	2,900,000	2,964,844
Anglo American Capital PLC, 4.1250%, 9/27/22 (144A)	2,431,000	2,460,014
CF Industries Inc, 4.5000%, 12/1/26 (144A)	11,022,000	11,177,326
CF Industries Inc, 5.3750%, 3/15/44	11,793,000	10,690,944
Freeport-McMoRan Inc, 3.1000%, 3/15/20	3,616,000	3,575,501
Freeport-McMoRan Inc, 3.5500%, 3/1/22	14,980,000	14,493,150
Freeport-McMoRan Inc, 4.5500%, 11/14/24	5,925,000	5,821,312
Freeport-McMoRan Inc, 5.4500%, 3/15/43	5,945,000	5,467,616
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	18,723,000	18,714,196
Georgia-Pacific LLC, 3.6000%, 3/1/25 (144A)	9,595,000	9,647,682
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	9,479,000	9,766,793
Sherwin-Williams Co, 2.7500%, 6/1/22	3,731,000	3,632,811
Sherwin-Williams Co, 3.1250%, 6/1/24	4,306,000	4,161,571
Sherwin-Williams Co, 3.4500%, 6/1/27	12,578,000	12,021,993
Steel Dynamics Inc, 4.1250%, 9/15/25	9,690,000	9,229,725
Steel Dynamics Inc, 5.0000%, 12/15/26	4,497,000	4,497,000
Teck Resources Ltd, 4.5000%, 1/15/21	4,145,000	4,170,906
Teck Resources Ltd, 4.7500%, 1/15/22	5,989,000	6,063,862
Teck Resources Ltd, 8.5000%, 6/1/24 (144A)	8,927,000	9,919,682
		148,476,928

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Brokerage – 0.6%
Cboe Global Markets Inc, 3.6500%, 1/12/27	$12,328,000	$12,008,165
Charles Schwab Corp, 3.0000%, 3/10/25	3,800,000	3,683,228
Charles Schwab Corp, 3.2000%, 1/25/28	7,976,000	7,648,248
E*TRADE Financial Corp, 2.9500%, 8/24/22	12,218,000	11,889,976
E*TRADE Financial Corp, 3.8000%, 8/24/27	14,662,000	14,226,631
Lazard Group LLC, 4.2500%, 11/14/20	4,241,000	4,358,339
Raymond James Financial Inc, 5.6250%, 4/1/24	6,315,000	6,975,464
Raymond James Financial Inc, 3.6250%, 9/15/26	6,566,000	6,431,110
Raymond James Financial Inc, 4.9500%, 7/15/46	11,232,000	12,124,606
TD Ameritrade Holding Corp, 2.9500%, 4/1/22	1,743,000	1,726,828
TD Ameritrade Holding Corp, 3.6250%, 4/1/25	7,161,000	7,213,440
		88,286,035
Capital Goods – 1.1%
Arconic Inc, 5.8700%, 2/23/22	1,970,000	2,068,500
Arconic Inc, 5.1250%, 10/1/24	14,988,000	15,250,290
Arconic Inc, 5.9000%, 2/1/27	1,071,000	1,120,534
Ball Corp, 4.3750%, 12/15/20	6,400,000	6,504,000
CNH Industrial Capital LLC, 3.6250%, 4/15/18	12,333,000	12,336,083
HD Supply Inc, 5.7500%, 4/15/24 (144A)	13,441,000	14,159,421
Huntington Ingalls Industries Inc, 5.0000%, 11/15/25 (144A)	22,388,000	23,584,862
Martin Marietta Materials Inc, 4.2500%, 7/2/24	6,259,000	6,403,327
Masonite International Corp, 5.6250%, 3/15/23 (144A)	4,180,000	4,300,175
Northrop Grumman Corp, 2.5500%, 10/15/22	14,358,000	13,909,800
Northrop Grumman Corp, 2.9300%, 1/15/25	12,360,000	11,844,649
Northrop Grumman Corp, 4.0300%, 10/15/47	5,924,000	5,676,398
Owens Corning, 4.2000%, 12/1/24	5,764,000	5,879,418
Owens Corning, 3.4000%, 8/15/26	2,772,000	2,668,058
Rockwell Collins Inc, 3.2000%, 3/15/24	5,546,000	5,388,457
Rockwell Collins Inc, 3.5000%, 3/15/27	9,482,000	9,142,121
Vulcan Materials Co, 4.5000%, 4/1/25	12,074,000	12,532,245
		152,768,338
Communications – 1.4%
American Tower Corp, 3.3000%, 2/15/21	9,861,000	9,857,032
American Tower Corp, 4.4000%, 2/15/26	6,462,000	6,526,404
American Tower Corp, 3.3750%, 10/15/26	11,933,000	11,217,399
AT&T Inc, 4.2500%, 3/1/27	12,471,000	12,598,779
AT&T Inc, 4.1000%, 2/15/28 (144A)	14,133,000	14,023,170
AT&T Inc, 5.2500%, 3/1/37	3,579,000	3,781,130
AT&T Inc, 5.1500%, 11/15/46 (144A)	8,331,000	8,500,365
CCO Holdings LLC / CCO Holdings Capital Corp, 5.2500%, 3/15/21	9,203,000	9,272,022
CCO Holdings LLC / CCO Holdings Capital Corp, 5.0000%, 2/1/28 (144A)	17,735,000	16,626,562
Charter Communications Operating LLC / Charter Communications Operating Capital,
4.9080%, 7/23/25	14,625,000	14,937,624
Charter Communications Operating LLC / Charter Communications Operating Capital,
4.2000%, 3/15/28	4,797,000	4,588,622
Cox Communications Inc, 3.1500%, 8/15/24 (144A)	5,817,000	5,576,156
Crown Castle International Corp, 5.2500%, 1/15/23	8,048,000	8,549,431
Crown Castle International Corp, 3.2000%, 9/1/24	8,196,000	7,854,806
Crown Castle International Corp, 3.6500%, 9/1/27	11,565,000	11,011,902
Time Warner Inc, 3.6000%, 7/15/25	7,886,000	7,669,464
UBM PLC, 5.7500%, 11/3/20 (144A)	12,326,000	12,646,559
Verizon Communications Inc, 2.6250%, 8/15/26	24,780,000	22,615,432
Verizon Communications Inc, 4.8620%, 8/21/46	4,874,000	4,910,357
		192,763,216
Consumer Cyclical – 1.2%
1011778 BC ULC / New Red Finance Inc, 4.6250%, 1/15/22 (144A)	13,138,000	13,170,845
1011778 BC ULC / New Red Finance Inc, 4.2500%, 5/15/24 (144A)	12,232,000	11,681,560

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	MARCH 31, 2018

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
Amazon.com Inc, 2.8000%, 8/22/24 (144A)	$6,030,000	$5,828,899
Amazon.com Inc, 3.1500%, 8/22/27 (144A)	19,195,000	18,507,179
DR Horton Inc, 3.7500%, 3/1/19	8,628,000	8,667,620
General Motors Co, 4.8750%, 10/2/23	9,355,000	9,758,641
General Motors Financial Co Inc, 3.2000%, 7/13/20	15,250,000	15,217,203
IHO Verwaltungs GmbH, 4.1250%, 9/15/21 (144A)	2,393,000	2,345,140
IHO Verwaltungs GmbH, 4.5000%, 9/15/23 (144A)	1,747,000	1,694,590
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	6,113,000	6,342,237
IHS Markit Ltd, 4.7500%, 2/15/25 (144A)	10,625,000	10,784,375
IHS Markit Ltd, 4.0000%, 3/1/26 (144A)	17,244,000	16,554,240
McDonald's Corp, 3.5000%, 3/1/27	8,760,000	8,656,556
MDC Holdings Inc, 5.5000%, 1/15/24	9,466,000	9,607,990
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc,
5.6250%, 5/1/24	5,515,000	5,680,450
MGM Resorts International, 6.6250%, 12/15/21	6,260,000	6,752,975
MGM Resorts International, 7.7500%, 3/15/22	2,248,000	2,503,710
MGM Resorts International, 6.0000%, 3/15/23	1,124,000	1,180,200
Tapestry Inc, 3.0000%, 7/15/22	2,591,000	2,503,009
Tapestry Inc, 4.1250%, 7/15/27	3,439,000	3,364,452
Toll Brothers Finance Corp, 4.0000%, 12/31/18	3,421,000	3,442,210
Toll Brothers Finance Corp, 5.8750%, 2/15/22	3,120,000	3,307,200
Toll Brothers Finance Corp, 4.3750%, 4/15/23	1,787,000	1,771,364
		169,322,645
Consumer Non-Cyclical – 1.6%
Abbott Laboratories, 3.8750%, 9/15/25	1,938,000	1,956,524
Abbott Laboratories, 3.7500%, 11/30/26	3,130,000	3,111,249
Allergan Funding SCS, 3.0000%, 3/12/20	7,806,000	7,764,879
Aramark Services Inc, 5.0000%, 2/1/28 (144A)	10,631,000	10,405,091
Becton Dickinson and Co, 2.8940%, 6/6/22	6,201,000	6,014,788
Becton Dickinson and Co, 3.3630%, 6/6/24	13,786,000	13,263,393
Celgene Corp, 2.7500%, 2/15/23	3,844,000	3,688,544
Constellation Brands Inc, 4.7500%, 12/1/25	1,362,000	1,433,657
Constellation Brands, Inc., 4.2500%, 5/1/23	11,794,000	12,076,843
CVS Health Corp, 4.7500%, 12/1/22	4,899,000	5,129,746
CVS Health Corp, 4.1000%, 3/25/25	16,882,000	16,986,983
CVS Health Corp, 4.3000%, 3/25/28	23,431,000	23,575,679
CVS Health Corp, 5.0500%, 3/25/48	8,277,000	8,688,024
HCA Inc, 3.7500%, 3/15/19	6,307,000	6,330,967
HCA Inc, 5.0000%, 3/15/24	7,678,000	7,754,780
HCA Inc, 5.2500%, 6/15/26	7,109,000	7,201,417
HCA Inc, 4.5000%, 2/15/27	8,403,000	8,108,895
McCormick & Co Inc/MD, 3.1500%, 8/15/24	3,436,000	3,332,875
Molson Coors Brewing Co, 3.0000%, 7/15/26	15,938,000	14,723,261
Post Holdings Inc, 5.0000%, 8/15/26 (144A)	2,942,000	2,794,900
Post Holdings Inc, 5.7500%, 3/1/27 (144A)	14,465,000	14,284,187
Post Holdings Inc, 5.6250%, 1/15/28 (144A)	8,325,000	7,950,375
Sysco Corp, 2.5000%, 7/15/21	2,573,000	2,524,766
Sysco Corp, 3.3000%, 7/15/26	6,460,000	6,230,487
Sysco Corp, 3.2500%, 7/15/27	4,583,000	4,378,784
Teva Pharmaceutical Finance Co BV, 2.9500%, 12/18/22	1,291,000	1,143,075
Teva Pharmaceutical Finance Netherlands III BV, 2.8000%, 7/21/23	7,419,000	6,283,678
Teva Pharmaceutical Finance Netherlands III BV, 6.0000%, 4/15/24 (144A)	20,000,000	19,414,896
Teva Pharmaceutical Finance Netherlands III BV, 6.7500%, 3/1/28 (144A)	7,100,000	7,005,298
		233,558,041
Electric – 0.5%
Berkshire Hathaway Energy Co, 2.8000%, 1/15/23 (144A)	6,510,000	6,374,627
Duke Energy Corp, 1.8000%, 9/1/21	3,817,000	3,632,473
Duke Energy Corp, 2.4000%, 8/15/22	5,355,000	5,140,593
Duke Energy Corp, 2.6500%, 9/1/26	10,747,000	9,801,856

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Electric – (continued)
NextEra Energy Operating Partners LP, 4.2500%, 9/15/24 (144A)	$1,841,000	$1,785,770
NextEra Energy Operating Partners LP, 4.5000%, 9/15/27 (144A)	3,394,000	3,198,845
PPL Capital Funding Inc, 3.1000%, 5/15/26	13,279,000	12,544,062
PPL WEM Ltd / Western Power Distribution Ltd, 5.3750%, 5/1/21 (144A)	10,116,000	10,603,295
Southern Co, 2.9500%, 7/1/23	8,295,000	8,055,192
Southern Co, 3.2500%, 7/1/26	11,649,000	11,062,306
		72,199,019
Energy – 1.2%
Andeavor Logistics LP / Tesoro Logistics Finance Corp, 3.5000%, 12/1/22	3,179,000	3,123,030
Andeavor Logistics LP / Tesoro Logistics Finance Corp, 5.2500%, 1/15/25	3,314,000	3,369,178
Columbia Pipeline Group Inc, 4.5000%, 6/1/25	4,642,000	4,682,718
Continental Resources Inc/OK, 5.0000%, 9/15/22	9,997,000	10,134,459
Continental Resources Inc/OK, 4.5000%, 4/15/23	15,022,000	15,190,997
Enbridge Energy Partners LP, 5.8750%, 10/15/25	5,995,000	6,571,433
Energy Transfer Equity LP, 4.2500%, 3/15/23	6,796,000	6,609,110
Energy Transfer Equity LP, 5.8750%, 1/15/24	6,557,000	6,770,102
Energy Transfer Equity LP, 5.5000%, 6/1/27	4,916,000	4,928,290
Energy Transfer Partners LP, 4.1500%, 10/1/20	5,769,000	5,848,371
Energy Transfer Partners LP / Regency Energy Finance Corp, 5.7500%, 9/1/20	4,114,000	4,302,465
Kinder Morgan Energy Partners LP, 3.5000%, 3/1/21	1,135,000	1,135,518
Kinder Morgan Energy Partners LP, 5.0000%, 10/1/21	5,289,000	5,516,927
Kinder Morgan Energy Partners LP, 3.9500%, 9/1/22	5,654,000	5,696,946
Kinder Morgan Inc/DE, 6.5000%, 9/15/20	550,000	589,210
Motiva Enterprises LLC, 5.7500%, 1/15/20 (144A)	2,328,000	2,421,473
MPLX LP, 4.0000%, 3/15/28	6,818,000	6,717,973
NGPL PipeCo LLC, 4.3750%, 8/15/22 (144A)	1,567,000	1,557,206
NGPL PipeCo LLC, 4.8750%, 8/15/27 (144A)	4,019,000	3,958,715
NuStar Logistics LP, 5.6250%, 4/28/27	10,038,000	9,736,860
Phillips 66 Partners LP, 3.6050%, 2/15/25	6,325,000	6,184,240
Phillips 66 Partners LP, 3.7500%, 3/1/28	2,791,000	2,691,921
Phillips 66 Partners LP, 4.6800%, 2/15/45	2,480,000	2,414,880
Plains All American Pipeline LP / PAA Finance Corp, 4.6500%, 10/15/25	2,971,000	2,987,219
Plains All American Pipeline LP / PAA Finance Corp, 4.5000%, 12/15/26	2,876,000	2,850,905
Regency Energy Partners LP / Regency Energy Finance Corp, 5.8750%, 3/1/22	7,308,000	7,797,190
Sabine Pass Liquefaction LLC, 5.0000%, 3/15/27	11,316,000	11,749,238
TC PipeLines LP, 3.9000%, 5/25/27	8,610,000	8,230,407
Williams Cos Inc, 3.7000%, 1/15/23	3,482,000	3,386,245
Williams Partners LP, 3.6000%, 3/15/22	4,648,000	4,628,827
Williams Partners LP, 3.7500%, 6/15/27	14,490,000	13,843,688
		175,625,741
Finance Companies – 0.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.5000%, 1/15/25	9,248,000	8,911,981
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.6500%, 7/21/27	4,820,000	4,510,636
Air Lease Corp, 3.2500%, 3/1/25	13,177,000	12,564,342
Quicken Loans Inc, 5.2500%, 1/15/28 (144A)	10,971,000	10,257,885
		36,244,844
Financial Institutions – 0.2%
Jones Lang LaSalle Inc, 4.4000%, 11/15/22	12,487,000	12,932,654
Kennedy-Wilson Inc, 5.8750%, 4/1/24	21,234,000	21,048,202
		33,980,856
Insurance – 0.3%
Aetna Inc, 2.8000%, 6/15/23	5,166,000	4,961,907
Centene Corp, 4.7500%, 5/15/22	751,000	760,387
Centene Corp, 6.1250%, 2/15/24	2,302,000	2,395,691
Centene Corp, 4.7500%, 1/15/25	7,418,000	7,232,550
UnitedHealth Group Inc, 2.3750%, 10/15/22	5,122,000	4,926,925
UnitedHealth Group Inc, 3.4500%, 1/15/27	2,032,000	2,010,708
UnitedHealth Group Inc, 3.3750%, 4/15/27	1,037,000	1,019,711
UnitedHealth Group Inc, 2.9500%, 10/15/27	8,598,000	8,167,530

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	MARCH 31, 2018

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Insurance – (continued)
WellCare Health Plans Inc, 5.2500%, 4/1/25	$8,924,000	$8,957,465
		40,432,874
Natural Gas – 0.2%
Sempra Energy, ICE LIBOR USD 3 Month + 0.5000%, 2.2091%, 1/15/21	10,258,000	10,262,589
Sempra Energy, 3.4000%, 2/1/28	10,755,000	10,285,100
Sempra Energy, 3.8000%, 2/1/38	4,220,000	3,969,761
Sempra Energy, 4.0000%, 2/1/48	3,165,000	2,942,846
		27,460,296
Real Estate Investment Trusts (REITs) – 0.5%
Alexandria Real Estate Equities Inc, 2.7500%, 1/15/20	5,427,000	5,400,552
Alexandria Real Estate Equities Inc, 4.6000%, 4/1/22	15,518,000	16,161,777
Alexandria Real Estate Equities Inc, 4.5000%, 7/30/29	8,408,000	8,515,818
Digital Realty Trust LP, 3.7000%, 8/15/27	2,856,000	2,750,259
Senior Housing Properties Trust, 6.7500%, 4/15/20	3,517,000	3,665,011
Senior Housing Properties Trust, 6.7500%, 12/15/21	3,904,000	4,188,449
SL Green Realty Corp, 5.0000%, 8/15/18	8,387,000	8,422,304
SL Green Realty Corp, 7.7500%, 3/15/20	16,472,000	17,881,915
		66,986,085
Technology – 1.2%
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.6250%, 1/15/24	2,974,000	2,924,450
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.1250%, 1/15/25	5,655,000	5,342,821
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.8750%, 1/15/27	29,337,000	28,505,791
Cadence Design Systems Inc, 4.3750%, 10/15/24	18,522,000	19,148,444
First Data Corp, 7.0000%, 12/1/23 (144A)	12,202,000	12,827,352
NXP BV / NXP Funding LLC, 4.1250%, 6/15/20 (144A)	3,689,000	3,744,335
NXP BV / NXP Funding LLC, 4.1250%, 6/1/21 (144A)	2,809,000	2,837,090
NXP BV / NXP Funding LLC, 3.8750%, 9/1/22 (144A)	10,682,000	10,601,885
NXP BV / NXP Funding LLC, 4.6250%, 6/1/23 (144A)	6,135,000	6,244,203
Total System Services Inc, 3.8000%, 4/1/21	6,270,000	6,334,274
Total System Services Inc, 4.8000%, 4/1/26	13,400,000	14,030,335
Trimble Inc, 4.7500%, 12/1/24	21,690,000	22,581,915
Verisk Analytics Inc, 4.8750%, 1/15/19	7,152,000	7,264,859
Verisk Analytics Inc, 5.8000%, 5/1/21	12,091,000	12,951,655
Verisk Analytics Inc, 4.1250%, 9/12/22	6,970,000	7,182,230
Verisk Analytics Inc, 5.5000%, 6/15/45	8,208,000	9,120,645
		171,642,284
Transportation – 0.1%
FedEx Corp, 4.0500%, 2/15/48	12,388,000	11,609,454
Total Corporate Bonds (cost $1,963,231,604)		1,936,796,716
Mortgage-Backed Securities – 8.2%
Fannie Mae Pool:
6.0000%, 2/1/37	515,402	589,206
5.0000%, 6/30/37	29,229,000	31,158,456
5.0000%, 6/30/37	13,422,000	14,333,175
5.5000%, 3/1/40	3,590,477	3,979,617
5.5000%, 2/1/41	2,189,459	2,427,143
5.0000%, 5/1/41	4,091,669	4,402,582
5.5000%, 6/1/41	3,976,107	4,399,967
4.5000%, 6/1/42	1,263,781	1,330,571
3.5000%, 10/1/42	6,239,064	6,283,891
4.5000%, 11/1/42	2,053,997	2,174,157
3.0000%, 2/1/43	496,491	487,656
3.5000%, 2/1/43	14,801,617	14,902,880
3.5000%, 2/1/43	3,602,653	3,627,455
3.0000%, 5/1/43	1,783,604	1,751,794
3.5000%, 4/1/44	6,977,368	7,029,724
5.0000%, 7/1/44	476,887	520,332
4.5000%, 10/1/44	4,712,105	5,002,567

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
3.5000%, 2/1/45	$14,678,025	$14,779,049
4.5000%, 3/1/45	7,944,276	8,434,820
4.5000%, 6/1/45	4,674,589	4,925,482
4.5000%, 9/1/45	2,824,106	2,998,470
3.0000%, 10/1/45	3,834,264	3,739,179
3.0000%, 10/1/45	2,474,478	2,413,066
3.5000%, 12/1/45	4,571,536	4,602,921
3.0000%, 1/1/46	498,418	486,139
3.5000%, 1/1/46	12,870,025	12,957,910
3.5000%, 1/1/46	11,207,769	11,284,305
4.5000%, 2/1/46	11,614,857	12,280,844
3.0000%, 3/1/46	16,317,937	15,916,149
3.0000%, 3/1/46	11,109,174	10,835,695
3.5000%, 7/1/46	8,285,844	8,328,294
3.5000%, 7/1/46	8,099,071	8,143,905
3.5000%, 8/1/46	4,867,554	4,884,271
4.0000%, 8/1/46	637,574	659,606
4.0000%, 8/1/46	543,990	562,766
4.0000%, 8/1/46	413,045	427,376
3.0000%, 11/1/46	2,363,958	2,309,967
3.0000%, 11/1/46	2,217,300	2,166,665
3.5000%, 12/1/46	802,047	804,760
3.5000%, 12/1/46	186,381	187,011
4.5000%, 12/1/46	4,806,269	5,076,006
3.5000%, 1/1/47	2,993,786	3,003,920
3.5000%, 1/1/47	543,291	545,130
3.5000%, 1/1/47	366,581	367,822
3.0000%, 2/1/47	21,063,070	20,724,678
4.0000%, 3/1/47	826,767	855,332
4.0000%, 3/1/47	223,644	231,306
4.0000%, 3/1/47	221,239	228,861
4.0000%, 4/1/47	1,080,015	1,114,980
4.0000%, 4/1/47	837,458	866,311
4.0000%, 4/1/47	767,484	792,332
4.0000%, 4/30/47	126,983,000	130,027,403
4.0000%, 5/1/47	2,983,424	3,063,376
4.0000%, 5/1/47	903,911	935,054
4.0000%, 5/1/47	709,559	734,006
4.0000%, 5/1/47	295,593	305,641
4.5000%, 5/1/47	1,511,009	1,603,372
4.5000%, 5/1/47	1,243,978	1,316,163
4.5000%, 5/1/47	1,220,972	1,291,536
4.5000%, 5/1/47	918,487	975,305
4.5000%, 5/1/47	855,457	905,085
4.5000%, 5/1/47	748,768	794,297
4.5000%, 5/1/47	419,942	444,563
4.5000%, 5/1/47	304,486	322,877
4.5000%, 5/1/47	275,797	292,375
4.5000%, 5/31/47	69,932,000	73,199,370
3.5000%, 6/1/47	593,094	595,179
4.0000%, 6/1/47	1,836,176	1,886,608
4.0000%, 6/1/47	1,695,713	1,753,354
4.0000%, 6/1/47	1,647,980	1,704,759
4.0000%, 6/1/47	1,562,005	1,612,115
4.0000%, 6/1/47	1,261,437	1,311,076
4.0000%, 6/1/47	771,815	793,348
4.0000%, 6/1/47	738,462	762,152
4.0000%, 6/1/47	586,031	606,037
4.0000%, 6/1/47	482,536	498,158

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	MARCH 31, 2018

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.0000%, 6/1/47	$351,046	$360,751
4.0000%, 6/1/47	210,330	217,851
4.5000%, 6/1/47	5,446,028	5,761,922
4.5000%, 6/1/47	529,230	561,043
3.5000%, 7/1/47	1,150,013	1,154,056
3.5000%, 7/1/47	692,361	694,795
3.5000%, 7/1/47	518,538	521,247
3.5000%, 7/1/47	313,319	314,677
3.5000%, 7/1/47	313,152	315,103
4.0000%, 7/1/47	2,592,854	2,676,799
4.0000%, 7/1/47	2,371,388	2,451,996
4.0000%, 7/1/47	1,334,063	1,376,861
4.0000%, 7/1/47	1,311,273	1,353,341
4.0000%, 7/1/47	995,279	1,029,257
4.0000%, 7/1/47	717,607	740,839
4.0000%, 7/1/47	630,013	650,225
4.0000%, 7/1/47	625,877	647,152
4.0000%, 7/1/47	401,714	414,602
4.0000%, 7/1/47	355,332	366,313
4.5000%, 7/1/47	3,930,537	4,158,558
4.5000%, 7/1/47	3,508,462	3,712,000
4.5000%, 7/1/47	3,391,777	3,590,640
3.5000%, 8/1/47	4,213,667	4,224,508
3.5000%, 8/1/47	2,702,513	2,711,912
3.5000%, 8/1/47	2,472,426	2,481,117
3.5000%, 8/1/47	597,487	599,588
3.5000%, 8/1/47	221,326	222,104
4.0000%, 8/1/47	7,068,767	7,260,161
4.0000%, 8/1/47	3,408,505	3,518,857
4.0000%, 8/1/47	2,564,335	2,651,501
4.0000%, 8/1/47	2,419,974	2,497,608
4.0000%, 8/1/47	1,492,230	1,540,103
4.0000%, 8/1/47	1,059,605	1,095,778
4.0000%, 8/1/47	633,083	650,258
4.5000%, 8/1/47	4,730,673	5,008,037
4.5000%, 8/1/47	912,188	965,108
3.5000%, 9/1/47	2,490,086	2,503,099
4.0000%, 9/1/47	650,349	671,214
4.0000%, 9/1/47	183,707	189,982
4.5000%, 9/1/47	21,202,916	22,239,849
4.5000%, 9/1/47	3,082,105	3,260,920
3.5000%, 10/1/47	16,698,627	16,743,371
3.5000%, 10/1/47	435,822	437,354
3.5000%, 10/1/47	384,941	386,993
3.5000%, 10/1/47	310,731	311,823
3.5000%, 10/1/47	180,664	181,966
4.0000%, 10/1/47	2,959,006	3,053,932
4.0000%, 10/1/47	2,735,634	2,823,398
4.0000%, 10/1/47	2,629,557	2,713,918
4.0000%, 10/1/47	1,762,183	1,818,717
4.0000%, 10/1/47	1,353,577	1,397,003
4.0000%, 10/1/47	701,174	725,123
4.5000%, 10/1/47	730,159	772,970
4.5000%, 10/1/47	338,199	358,029
3.0000%, 11/1/47	6,481,722	6,321,563
3.5000%, 11/1/47	1,651,798	1,661,694
3.5000%, 11/1/47	1,033,726	1,040,236
4.0000%, 11/1/47	4,688,188	4,818,272
4.0000%, 11/1/47	3,974,205	4,101,702

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.0000%, 11/1/47	$2,117,119	$2,179,325
4.0000%, 11/1/47	1,232,063	1,271,590
4.0000%, 11/1/47	643,544	665,660
4.5000%, 11/1/47	3,613,905	3,823,571
3.5000%, 12/1/47	7,262,794	7,299,639
3.5000%, 12/1/47	4,690,273	4,707,573
3.5000%, 12/1/47	3,357,007	3,371,404
3.5000%, 12/1/47	708,751	711,983
4.0000%, 12/1/47	16,420,295	16,903,837
4.0000%, 12/1/47	9,142,924	9,396,617
3.5000%, 1/1/48	6,864,364	6,895,656
3.5000%, 1/1/48	5,449,773	5,480,678
4.0000%, 1/1/48	24,639,492	25,366,086
4.0000%, 1/1/48	18,278,691	18,830,562
4.0000%, 1/1/48	17,520,840	18,007,136
4.0000%, 2/1/48	7,005,991	7,212,583
3.5000%, 3/1/48	3,067,477	3,084,873
4.0000%, 3/1/48	7,466,000	7,691,716
3.5000%, 8/1/56	23,911,778	23,917,535
3.0000%, 2/1/57	16,511,162	15,957,801
		829,875,331
Freddie Mac Gold Pool:
5.5000%, 10/1/36	1,673,881	1,858,118
6.0000%, 4/1/40	8,809,289	10,081,619
5.5000%, 8/1/41	8,773,637	9,863,764
5.5000%, 8/1/41	5,594,846	6,217,703
5.5000%, 9/1/41	1,178,756	1,279,862
5.0000%, 3/1/42	4,339,354	4,717,831
3.5000%, 2/1/43	5,469,629	5,508,831
3.5000%, 2/1/44	5,667,555	5,708,243
4.5000%, 5/1/44	227,721	241,348
3.0000%, 1/1/45	5,173,770	5,065,566
3.5000%, 7/1/46	16,015,414	16,136,069
3.5000%, 7/1/46	4,911,873	4,930,285
3.0000%, 10/1/46	18,746,719	18,298,659
3.0000%, 12/1/46	19,259,261	18,798,685
4.0000%, 8/1/47	12,031,338	12,366,589
3.5000%, 9/1/47	11,048,558	11,075,944
3.5000%, 9/1/47	6,294,938	6,311,110
3.5000%, 9/1/47	4,875,226	4,901,903
3.5000%, 10/1/47	13,280,533	13,312,252
3.5000%, 11/1/47	5,798,839	5,819,755
3.5000%, 12/1/47	20,623,996	20,736,843
3.5000%, 12/1/47	4,230,108	4,255,270
3.5000%, 1/1/48	29,996,192	30,214,498
3.5000%, 2/1/48	6,287,946	6,306,403
3.5000%, 2/1/48	6,192,433	6,217,159
4.0000%, 2/1/48	2,734,768	2,816,276
4.0000%, 3/1/48	8,258,000	8,504,118
4.0000%, 3/1/48	4,804,000	4,950,745
4.0000%, 3/1/48	3,726,000	3,837,047
		250,332,495
Ginnie Mae I Pool:
4.0000%, 1/15/45	17,370,784	17,986,456
4.5000%, 8/15/46	20,413,487	21,706,402
4.0000%, 7/15/47	9,277,474	9,572,139
4.0000%, 8/15/47	1,886,257	1,946,271
4.0000%, 11/15/47	3,553,008	3,681,823

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	MARCH 31, 2018

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Ginnie Mae I Pool – (continued)
4.0000%, 12/15/47	$4,724,055	$4,895,637
		59,788,728
Ginnie Mae II Pool:
4.5000%, 10/20/41	5,125,228	5,334,275
4.0000%, 8/20/47	1,693,708	1,752,415
4.0000%, 8/20/47	885,346	916,033
4.0000%, 8/20/47	405,116	419,158
3.0000%, 10/20/47	14,720,316	14,481,593
		22,903,474
Total Mortgage-Backed Securities (cost $1,180,859,346)		1,162,900,028
United States Treasury Notes/Bonds – 9.2%
1.3750%, 9/30/19	22,579,000	22,287,742
1.5000%, 10/31/19	68,562,000	67,752,983
1.7500%, 11/30/19	279,794,000	277,492,917
1.8750%, 12/31/19	16,496,000	16,384,428
2.0000%, 1/31/20	52,464,000	52,208,844
2.2500%, 2/29/20	166,037,000	165,940,611
1.6250%, 10/15/20	18,028,000	17,700,579
1.7500%, 11/15/20	112,544,000	110,772,049
2.0000%, 1/15/21	28,094,000	27,801,759
2.2500%, 2/15/21	12,268,000	12,218,915
1.8750%, 9/30/22	12,771,000	12,406,574
2.0000%, 11/30/22	7,270,000	7,093,898
2.3750%, 1/31/23	5,958,000	5,907,097
2.6250%, 2/28/23	18,723,000	18,773,431
2.0000%, 5/31/24	11,287,000	10,861,326
2.1250%, 9/30/24	10,165,000	9,830,564
2.2500%, 12/31/24	1,473,000	1,433,017
2.7500%, 2/28/25	1,031,000	1,034,725
2.0000%, 11/15/26	14,710,000	13,863,669
2.2500%, 11/15/27	100,497,000	96,192,728
2.7500%, 2/15/28	23,633,000	23,627,216
2.2500%, 8/15/46	39,150,000	33,646,235
2.7500%, 8/15/47	14,000	13,351
2.7500%, 11/15/47	159,357,000	152,005,650
3.0000%, 2/15/48	143,941,000	144,447,466
Total United States Treasury Notes/Bonds (cost $1,301,726,543)		1,301,697,774
Common Stocks – 63.6%
Aerospace & Defense – 4.9%
Boeing Co	1,242,794	407,487,297
General Dynamics Corp	606,032	133,872,469
Northrop Grumman Corp	425,758	148,640,633
		690,000,399
Air Freight & Logistics – 0.6%
United Parcel Service Inc	780,421	81,678,862
Airlines – 0.2%
Delta Air Lines Inc	513,610	28,150,964
Automobiles – 0.9%
General Motors Co	3,564,733	129,542,397
Banks – 2.3%
Bank of America Corp	2,660,331	79,783,327
US Bancorp	4,823,023	243,562,661
		323,345,988
Biotechnology – 0.2%
AbbVie Inc	338,092	32,000,408
Capital Markets – 4.2%
Blackstone Group LP	2,742,159	87,611,980
CME Group Inc	1,782,132	288,242,030

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares or Principal Amounts		Value
Common Stocks – (continued)
Capital Markets – (continued)
Morgan Stanley	923,448	$49,829,254
TD Ameritrade Holding Corp	2,810,087	166,441,453
		592,124,717
Chemicals – 1.8%
LyondellBasell Industries NV	2,426,679	256,451,437
Consumer Finance – 1.5%
American Express Co	845,469	78,865,348
Synchrony Financial	4,111,661	137,863,993
		216,729,341
Equity Real Estate Investment Trusts (REITs) – 1.4%
Colony NorthStar Inc	5,293,661	29,750,375
Crown Castle International Corp	669,927	73,430,698
Invitation Homes Inc	660,082	15,069,672
MGM Growth Properties LLC	1,441,854	38,266,805
Outfront Media Inc	1,998,955	37,460,417
		193,977,967
Food & Staples Retailing – 3.1%
Costco Wholesale Corp	1,162,010	218,957,544
Kroger Co	3,279,338	78,507,352
Sysco Corp	2,410,191	144,515,052
		441,979,948
Food Products – 0.6%
Hershey Co	842,925	83,415,858
Health Care Equipment & Supplies – 2.3%
Abbott Laboratories	2,430,209	145,618,123
Medtronic PLC	2,309,431	185,262,555
		330,880,678
Health Care Providers & Services – 0.8%
Aetna Inc	666,141	112,577,829
Hotels, Restaurants & Leisure – 2.6%
McDonald's Corp	1,160,342	181,454,282
Norwegian Cruise Line Holdings Ltd*	819,390	43,403,088
Six Flags Entertainment Corp	870,314	54,185,750
Starbucks Corp	1,528,159	88,465,124
		367,508,244
Household Products – 0.3%
Clorox Co	378,553	50,389,190
Industrial Conglomerates – 1.9%
3M Co	227,799	50,006,436
Honeywell International Inc	1,520,384	219,710,692
		269,717,128
Information Technology Services – 4.6%
Accenture PLC	1,171,090	179,762,315
Automatic Data Processing Inc	310,034	35,182,658
Mastercard Inc	2,512,667	440,118,752
		655,063,725
Insurance – 0.6%
Progressive Corp	1,361,761	82,972,098
Internet & Direct Marketing Retail – 1.1%
Booking Holdings Inc*	77,451	161,128,286
Internet Software & Services – 2.3%
Alphabet Inc - Class C*	318,227	328,343,436
Leisure Products – 0.5%
Hasbro Inc	842,501	71,022,834
Machinery – 0.4%
Deere & Co	386,539	60,037,237
Media – 1.6%
Comcast Corp	5,629,626	192,364,320

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	MARCH 31, 2018

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares or Principal Amounts		Value
Common Stocks – (continued)
Media – (continued)
Madison Square Garden Co*	135,219	$33,236,830
		225,601,150
Oil, Gas & Consumable Fuels – 1.7%
Anadarko Petroleum Corp	1,340,008	80,949,883
Suncor Energy Inc	2,478,312	85,600,896
Suncor Energy Inc¤	2,045,212	70,634,592
		237,185,371
Personal Products – 0.9%
Estee Lauder Cos Inc	854,352	127,913,581
Pharmaceuticals – 2.7%
Allergan PLC	716,207	120,530,476
Bristol-Myers Squibb Co	1,093,733	69,178,612
Eli Lilly & Co	959,820	74,261,273
Merck & Co Inc	2,091,891	113,945,303
		377,915,664
Real Estate Investment Trusts (REITs) – 0%
Colony American Homes III¢,£,§	6,162,871	395,868
Real Estate Management & Development – 0.9%
CBRE Group Inc*	2,817,806	133,056,799
Road & Rail – 1.4%
CSX Corp	3,572,005	198,996,399
Semiconductor & Semiconductor Equipment – 2.4%
Intel Corp	4,012,711	208,981,989
Lam Research Corp	647,215	131,488,199
		340,470,188
Software – 6.4%
Activision Blizzard Inc	629,922	42,494,538
Adobe Systems Inc*	1,290,658	278,885,381
Microsoft Corp	5,925,086	540,782,599
salesforce.com Inc*	408,052	47,456,448
		909,618,966
Specialty Retail – 1.8%
Home Depot Inc	1,421,418	253,353,544
Technology Hardware, Storage & Peripherals – 1.8%
Apple Inc	1,537,208	257,912,758
Textiles, Apparel & Luxury Goods – 1.0%
NIKE Inc	2,201,650	146,277,626
Tobacco – 1.9%
Altria Group Inc	4,256,436	265,261,092
Total Common Stocks (cost $5,747,246,451)		9,032,997,977
Investment Companies – 4.3%
Money Markets – 4.3%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº,£ (cost $611,005,358)	611,005,358	611,005,358
Total Investments (total cost $11,506,836,176) – 103.9%		14,747,078,956
Liabilities, net of Cash, Receivables and Other Assets – (3.9)%		(552,134,636)
Net Assets – 100%		$14,194,944,320

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2018

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$14,339,399,857	97.2%
Canada	201,242,343	1.4
Cayman Islands	86,821,000	0.6
United Kingdom	44,878,949	0.3
Netherlands	36,850,130	0.3
Israel	33,846,947	0.2
Germany	4,039,730	0.0

Total	$14,747,078,956	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/18
Common Stocks – 0%
Real Estate Investment Trusts (REITs) – 0%
Colony American Homes III¢,§	$—	$—	$—	$395,868
Investment Companies – 4.3%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Henderson Cash Collateral Fund LLC, 1.5300%ºº	26,586∆	—	—	—
Money Markets – 4.3%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº	2,503,401	—	—	611,005,358
Total Investment Companies	$2,529,987	$—	$—	$611,005,358
Total Affiliated Investments – 4.3%	$2,529,987	$—	$—	$611,401,226

(1) For securities that were affiliated for a portion of the period ended March 31, 2018, this column reflects amounts for the entire period ended March 31, 2018 and not just the period in which the security was affiliated.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

22	MARCH 31, 2018

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2018

	Share Balance at 9/30/17	Purchases	Sales	Share Balance at 3/31/18
Common Stocks – 0%
Real Estate Investment Trusts (REITs) – 0%
Colony American Homes III¢,§	6,162,871	—	—	6,162,871

Investment Companies – 4.3%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Henderson Cash Collateral Fund LLC, 1.5300%ºº	—	91,381,250	(91,381,250)	—
Money Markets – 4.3%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº	178,494,294	2,610,885,064	(2,178,374,000)	611,005,358

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Balanced Fund

Notes to Schedule of Investments and Other Information (unaudited)

Balanced Index	Balanced Index is an internally-calculated, hypothetical combination of total returns from the S&P 500® Index (55%) and the Bloomberg Barclays U.S. Aggregate Bond Index (45%).
Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2018 is $738,860,860, which represents 5.2% of net assets.

*	Non-income producing security.

(a)

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrued at a future date. See Notes to Financial Statements.

‡

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of March 31, 2018.

¤	Issued by the same entity and traded on separate exchanges.

ºº	Rate shown is the 7-day yield as of March 31, 2018.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2018)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Colony American Homes III	1/30/13	$487,924	$395,868	0.0%
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	10,128,183	9,971,750	0.1
loanDepot Station Place Agency Securitization Trust 2017-1, 2.6715%, 11/25/50	11/29/17 - 3/23/18	16,599,174	16,580,677	0.1
loanDepot Station Place Agency Securitization Trust 2017-1, 2.8715%, 11/25/50	11/29/17	3,279,000	3,274,610	0.0
Station Place Securitization Trust 2017-3, 2.6025%, 7/24/18	8/11/2017 - 1/26/18	14,196,000	14,197,299	0.1
Total		$44,690,281	$44,420,204	0.3%

The Fund has registration rights for certain restricted securities held as of March 31, 2018. The issuer incurs all registration costs.

24	MARCH 31, 2018

Janus Henderson Balanced Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$449,333,587	$-
Bank Loans and Mezzanine Loans	-	252,347,516	-
Corporate Bonds	-	1,936,796,716	-
Mortgage-Backed Securities	-	1,162,900,028	-
United States Treasury Notes/Bonds	-	1,301,697,774	-
Common Stocks
Real Estate Investment Trusts (REITs)	-	-	395,868
All Other	9,032,602,109	-	-
Investment Companies	-	611,005,358	-
Total Assets	$9,032,602,109	$5,714,080,979	$395,868

Janus Investment Fund	25

Janus Henderson Balanced Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2018

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$14,135,677,730
Affiliated investments, at value(2)	611,401,226
Cash	7,510,668
Non-interested Trustees' deferred compensation	284,797
Receivables:
Investments sold	158,220,879
Interest	33,055,233
Fund shares sold	26,398,406
Dividends	8,398,471
Dividends from affiliates	826,816
Other assets	80,688
Total Assets	14,981,854,914
Liabilities:
Payables:	—
Investments purchased	745,761,793
Fund shares repurchased	25,931,591
Advisory fees	6,877,549
Dividends	3,208,401
Transfer agent fees and expenses	2,319,407
12b-1 Distribution and shareholder servicing fees	1,623,006
Non-interested Trustees' deferred compensation fees	284,797
Non-interested Trustees' fees and expenses	103,986
Fund administration fees	97,536
Professional fees	63,163
Custodian fees	11,976
Accrued expenses and other payables	627,389
Total Liabilities	786,910,594
Net Assets	$14,194,944,320

See Notes to Financial Statements.

26	MARCH 31, 2018

Janus Henderson Balanced Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2018

Net Assets Consist of:
Capital (par value and paid-in surplus)	$10,744,202,275
Undistributed net investment income/(loss)	2,981,070
Undistributed net realized gain/(loss) from investments and foreign currency transactions	207,474,592
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	3,240,286,383
Total Net Assets	$14,194,944,320
Net Assets - Class A Shares	$648,341,078
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	19,687,686
Net Asset Value Per Share(3)	$32.93
Maximum Offering Price Per Share(4)	$34.94
Net Assets - Class C Shares	$1,361,807,376
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	41,714,767
Net Asset Value Per Share(3)	$32.65
Net Assets - Class D Shares	$1,643,395,192
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	49,794,078
Net Asset Value Per Share	$33.00
Net Assets - Class I Shares	$2,312,861,057
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	70,055,804
Net Asset Value Per Share	$33.01
Net Assets - Class N Shares	$2,242,887,308
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	68,003,234
Net Asset Value Per Share	$32.98
Net Assets - Class R Shares	$331,555,786
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,123,586
Net Asset Value Per Share	$32.75
Net Assets - Class S Shares	$601,950,057
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	18,287,423
Net Asset Value Per Share	$32.92
Net Assets - Class T Shares	$5,052,146,466
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	153,268,437
Net Asset Value Per Share	$32.96

(1) Includes cost of $10,895,342,894.

(2) Includes cost of $611,493,282.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Balanced Fund

Statement of Operations (unaudited)

For the period ended March 31, 2018

Investment Income:
Dividends	$95,142,004
Interest	76,028,916
Dividends from affiliates	2,503,401
Affiliated securities lending income, net	26,586
Other income	84,675
Foreign tax withheld	(351,270)
Total Investment Income	173,434,312
Expenses:
Advisory fees	38,395,557
12b-1 Distribution and shareholder servicing fees:
Class A Shares	806,008
Class C Shares	6,608,434
Class R Shares	856,119
Class S Shares	779,933
Transfer agent administrative fees and expenses:
Class D Shares	977,291
Class R Shares	429,147
Class S Shares	779,933
Class T Shares	6,210,702
Transfer agent networking and omnibus fees:
Class A Shares	395,652
Class C Shares	426,474
Class I Shares	728,218
Other transfer agent fees and expenses:
Class A Shares	37,798
Class C Shares	68,052
Class D Shares	125,398
Class I Shares	45,379
Class N Shares	33,127
Class R Shares	2,089
Class S Shares	3,540
Class T Shares	29,352
Fund administration fees	544,519
Shareholder reports expense	330,167
Non-interested Trustees’ fees and expenses	221,531
Registration fees	159,324
Professional fees	72,727
Custodian fees	48,267
Other expenses	387,124
Total Expenses	59,501,862
Less: Excess Expense Reimbursement and Waivers	(59,940)
Net Expenses	59,441,922
Net Investment Income/(Loss)	113,992,390
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	287,941,909
Total Net Realized Gain/(Loss) on Investments	287,941,909
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	372,836,842
Total Change in Unrealized Net Appreciation/Depreciation	372,836,842
Net Increase/(Decrease) in Net Assets Resulting from Operations	$774,771,141

See Notes to Financial Statements.

28	MARCH 31, 2018

Janus Henderson Balanced Fund

Statements of Changes in Net Assets

	Period ended March 31, 2018 (unaudited)	Year ended September 30, 2017

Operations:
Net investment income/(loss)	$113,992,390	$230,899,526
Net realized gain/(loss) on investments	287,941,909	431,355,435
Change in unrealized net appreciation/depreciation	372,836,842	1,204,248,156
Net Increase/(Decrease) in Net Assets Resulting from Operations	774,771,141	1,866,503,117
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(5,518,925)	(14,776,686)
Class C Shares	(7,281,523)	(17,227,608)
Class D Shares	(15,812,933)	(31,704,825)
Class I Shares	(22,846,760)	(40,126,722)
Class N Shares	(22,737,809)	(44,255,552)
Class R Shares	(2,310,150)	(5,485,701)
Class S Shares	(4,928,761)	(11,523,204)
Class T Shares	(45,872,168)	(94,843,741)
Total Dividends from Net Investment Income	(127,309,029)	(259,944,039)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(21,010,570)	(10,879,238)
Class C Shares	(44,000,295)	(15,956,168)
Class D Shares	(52,807,840)	(16,710,703)
Class I Shares	(72,906,990)	(18,975,938)
Class N Shares	(70,323,268)	(21,666,308)
Class R Shares	(11,370,627)	(4,011,088)
Class S Shares	(20,545,851)	(7,629,078)
Class T Shares	(160,554,525)	(53,548,122)
Total Distributions from Net Realized Gain from Investment Transactions	(453,519,966)	(149,376,643)
Net Decrease from Dividends and Distributions to Shareholders	(580,828,995)	(409,320,682)
Capital Share Transactions:
Class A Shares	13,581,467	(470,623,952)
Class C Shares	52,811,624	(265,021,176)
Class D Shares	57,548,570	(15,229,904)
Class I Shares	185,081,911	258,374,590
Class N Shares	158,473,704	(1,026,029)
Class R Shares	(15,074,781)	21,735,604
Class S Shares	(29,842,353)	(106,679,612)
Class T Shares	247,377,070	(452,209,506)
Net Increase/(Decrease) from Capital Share Transactions	669,957,212	(1,030,679,985)
Net Increase/(Decrease) in Net Assets	863,899,358	426,502,450
Net Assets:
Beginning of period	13,331,044,962	12,904,542,512
End of period	$14,194,944,320	$13,331,044,962

Undistributed Net Investment Income/(Loss)	$2,981,070	$16,297,709

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Balanced Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$32.46	$29.00	$29.12		$31.10	$29.11	$27.01
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.25(1)	0.52(1)	0.47(1)		0.55(1)	0.49(1)	0.51
Net realized and unrealized gain/(loss)	1.62	3.88	1.22		(0.70)	2.83	2.90
Total from Investment Operations	1.87	4.40	1.69		(0.15)	3.32	3.41
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.59)	(0.48)		(0.52)	(0.47)	(0.50)
Distributions (from capital gains)	(1.11)	(0.35)	(1.33)		(1.31)	(0.86)	(0.81)
Total Dividends and Distributions	(1.40)	(0.94)	(1.81)		(1.83)	(1.33)	(1.31)
Net Asset Value, End of Period	$32.93	$32.46	$29.00		$29.12	$31.10	$29.11
Total Return*	5.75%	15.44%	5.86%		(0.59)%	11.65%	13.12%
Net Assets, End of Period (in thousands)	$648,341	$625,454	$1,008,842		$966,624	$835,681	$765,049
Average Net Assets for the Period (in thousands)	$646,482	$781,785	$1,037,006		$941,167	$839,360	$690,266
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.96%	0.94%	0.94%		0.93%	0.95%	0.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%	0.94%	0.94%		0.93%	0.95%	0.94%
Ratio of Net Investment Income/(Loss)	1.53%	1.68%	1.63%		1.78%	1.61%	1.66%
Portfolio Turnover Rate	37%	60%	83%		75%	72%	78%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$32.19	$28.78	$28.95	$30.93	$29.00	$26.93
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(1)	0.31(1)	0.26(1)	0.34(1)	0.27(1)	0.32
Net realized and unrealized gain/(loss)	1.61	3.85	1.20	(0.69)	2.80	2.88
Total from Investment Operations	1.75	4.16	1.46	(0.35)	3.07	3.20
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.40)	(0.30)	(0.32)	(0.28)	(0.32)
Distributions (from capital gains)	(1.11)	(0.35)	(1.33)	(1.31)	(0.86)	(0.81)
Total Dividends and Distributions	(1.29)	(0.75)	(1.63)	(1.63)	(1.14)	(1.13)
Net Asset Value, End of Period	$32.65	$32.19	$28.78	$28.95	$30.93	$29.00
Total Return*	5.43%	14.67%	5.09%	(1.25)%	10.78%	12.30%
Net Assets, End of Period (in thousands)	$1,361,807	$1,290,994	$1,408,455	$1,267,034	$996,498	$708,673
Average Net Assets for the Period (in thousands)	$1,343,583	$1,322,392	$1,401,426	$1,175,456	$874,136	$597,677
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.63%	1.61%	1.65%	1.61%	1.68%	1.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.63%	1.61%	1.65%	1.61%	1.68%	1.70%
Ratio of Net Investment Income/(Loss)	0.85%	1.03%	0.92%	1.10%	0.88%	0.90%
Portfolio Turnover Rate	37%	60%	83%	75%	72%	78%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

30	MARCH 31, 2018

Janus Henderson Balanced Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$32.52	$29.06	$29.17	$31.14	$29.15	$27.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.29(1)	0.59(1)	0.53(1)	0.61(1)	0.56(1)	0.56
Net realized and unrealized gain/(loss)	1.63	3.88	1.22	(0.69)	2.82	2.92
Total from Investment Operations	1.92	4.47	1.75	(0.08)	3.38	3.48
Less Dividends and Distributions:
Dividends (from net investment income)	(0.33)	(0.66)	(0.53)	(0.58)	(0.53)	(0.55)
Distributions (from capital gains)	(1.11)	(0.35)	(1.33)	(1.31)	(0.86)	(0.81)
Total Dividends and Distributions	(1.44)	(1.01)	(1.86)	(1.89)	(1.39)	(1.36)
Net Asset Value, End of Period	$33.00	$32.52	$29.06	$29.17	$31.14	$29.15
Total Return*	5.90%	15.68%	6.07%	(0.38)%	11.86%	13.40%
Net Assets, End of Period (in thousands)	$1,643,395	$1,562,693	$1,411,125	$1,382,693	$1,414,364	$1,288,565
Average Net Assets for the Period (in thousands)	$1,632,935	$1,477,105	$1,415,240	$1,453,548	$1,383,412	$1,212,029
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.72%	0.72%	0.73%	0.73%	0.73%	0.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.72%	0.72%	0.73%	0.73%	0.73%	0.73%
Ratio of Net Investment Income/(Loss)	1.77%	1.92%	1.83%	1.98%	1.83%	1.87%
Portfolio Turnover Rate	37%	60%	83%	75%	72%	78%

Class I Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$32.53	$29.06	$29.18	$31.15	$29.15	$27.02
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.31(1)	0.61(1)	0.55(1)	0.64(1)	0.59(1)	0.45
Net realized and unrealized gain/(loss)	1.62	3.89	1.21	(0.70)	2.83	3.05
Total from Investment Operations	1.93	4.50	1.76	(0.06)	3.42	3.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.34)	(0.68)	(0.55)	(0.60)	(0.56)	(0.56)
Distributions (from capital gains)	(1.11)	(0.35)	(1.33)	(1.31)	(0.86)	(0.81)
Total Dividends and Distributions	(1.45)	(1.03)	(1.88)	(1.91)	(1.42)	(1.37)
Net Asset Value, End of Period	$33.01	$32.53	$29.06	$29.18	$31.15	$29.15
Total Return*	5.94%	15.79%	6.10%	(0.30)%	11.99%	13.47%
Net Assets, End of Period (in thousands)	$2,312,861	$2,096,893	$1,636,459	$1,510,302	$1,306,391	$966,885
Average Net Assets for the Period (in thousands)	$2,239,483	$1,795,486	$1,651,399	$1,482,511	$1,167,616	$1,148,507
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.64%	0.65%	0.67%	0.65%	0.64%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.64%	0.65%	0.67%	0.65%	0.64%	0.69%
Ratio of Net Investment Income/(Loss)	1.84%	2.00%	1.90%	2.06%	1.92%	2.02%
Portfolio Turnover Rate	37%	60%	83%	75%	72%	78%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	31

Janus Henderson Balanced Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$32.50	$29.04	$29.15	$31.11	$29.12	$27.01
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.32(1)	0.64(1)	0.57(1)	0.66(1)	0.60(1)	0.77
Net realized and unrealized gain/(loss)	1.62	3.87	1.22	(0.69)	2.83	2.74
Total from Investment Operations	1.94	4.51	1.79	(0.03)	3.43	3.51
Less Dividends and Distributions:
Dividends (from net investment income)	(0.35)	(0.70)	(0.57)	(0.62)	(0.58)	(0.59)
Distributions (from capital gains)	(1.11)	(0.35)	(1.33)	(1.31)	(0.86)	(0.81)
Total Dividends and Distributions	(1.46)	(1.05)	(1.90)	(1.93)	(1.44)	(1.40)
Net Asset Value, End of Period	$32.98	$32.50	$29.04	$29.15	$31.11	$29.12
Total Return*	5.97%	15.84%	6.23%	(0.20)%	12.03%	13.52%
Net Assets, End of Period (in thousands)	$2,242,887	$2,054,731	$1,834,036	$1,709,643	$1,648,665	$1,432,413
Average Net Assets for the Period (in thousands)	$2,183,036	$1,952,775	$1,801,032	$1,751,330	$1,532,107	$1,029,152
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.58%	0.58%	0.59%	0.58%	0.58%	0.58%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.58%	0.58%	0.59%	0.58%	0.58%	0.58%
Ratio of Net Investment Income/(Loss)	1.91%	2.07%	1.98%	2.14%	1.98%	1.89%
Portfolio Turnover Rate	37%	60%	83%	75%	72%	78%

Class R Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$32.29	$28.87	$29.02	$30.99	$29.03	$26.95
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.19(1)	0.40(1)	0.35(1)	0.43(1)	0.37(1)	0.40
Net realized and unrealized gain/(loss)	1.61	3.87	1.21	(0.68)	2.82	2.89
Total from Investment Operations	1.80	4.27	1.56	(0.25)	3.19	3.29
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.50)	(0.38)	(0.41)	(0.37)	(0.40)
Distributions (from capital gains)	(1.11)	(0.35)	(1.33)	(1.31)	(0.86)	(0.81)
Total Dividends and Distributions	(1.34)	(0.85)	(1.71)	(1.72)	(1.23)	(1.21)
Net Asset Value, End of Period	$32.75	$32.29	$28.87	$29.02	$30.99	$29.03
Total Return*	5.56%	15.02%	5.40%	(0.94)%	11.20%	12.68%
Net Assets, End of Period (in thousands)	$331,556	$341,389	$283,729	$281,398	$309,887	$279,905
Average Net Assets for the Period (in thousands)	$344,328	$327,651	$288,241	$297,615	$296,348	$258,708
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.32%	1.32%	1.34%	1.31%	1.33%	1.33%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.32%	1.32%	1.34%	1.31%	1.33%	1.33%
Ratio of Net Investment Income/(Loss)	1.16%	1.33%	1.23%	1.39%	1.23%	1.27%
Portfolio Turnover Rate	37%	60%	83%	75%	72%	78%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

32	MARCH 31, 2018

Janus Henderson Balanced Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$32.44	$28.99	$29.12	$31.09	$29.11	$27.01
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.23(1)	0.48(1)	0.43(1)	0.50(1)	0.45(1)	0.47
Net realized and unrealized gain/(loss)	1.63	3.88	1.21	(0.68)	2.83	2.90
Total from Investment Operations	1.86	4.36	1.64	(0.18)	3.28	3.37
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.56)	(0.44)	(0.48)	(0.44)	(0.46)
Distributions (from capital gains)	(1.11)	(0.35)	(1.33)	(1.31)	(0.86)	(0.81)
Total Dividends and Distributions	(1.38)	(0.91)	(1.77)	(1.79)	(1.30)	(1.27)
Net Asset Value, End of Period	$32.92	$32.44	$28.99	$29.12	$31.09	$29.11
Total Return*	5.72%	15.30%	5.68%	(0.71)%	11.49%	12.97%
Net Assets, End of Period (in thousands)	$601,950	$622,279	$657,563	$750,461	$837,505	$837,535
Average Net Assets for the Period (in thousands)	$625,799	$637,727	$706,818	$828,503	$844,760	$811,115
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.07%	1.07%	1.09%	1.08%	1.08%	1.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.07%	1.07%	1.08%	1.07%	1.08%	1.08%
Ratio of Net Investment Income/(Loss)	1.41%	1.57%	1.48%	1.63%	1.47%	1.52%
Portfolio Turnover Rate	37%	60%	83%	75%	72%	78%

Class T Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$32.49	$29.02	$29.15	$31.12	$29.13	$27.02
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.28(1)	0.56(1)	0.50(1)	0.58(1)	0.53(1)	0.53
Net realized and unrealized gain/(loss)	1.61	3.89	1.20	(0.69)	2.83	2.92
Total from Investment Operations	1.89	4.45	1.70	(0.11)	3.36	3.45
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	(0.63)	(0.50)	(0.55)	(0.51)	(0.53)
Distributions (from capital gains)	(1.11)	(0.35)	(1.33)	(1.31)	(0.86)	(0.81)
Total Dividends and Distributions	(1.42)	(0.98)	(1.83)	(1.86)	(1.37)	(1.34)
Net Asset Value, End of Period	$32.96	$32.49	$29.02	$29.15	$31.12	$29.13
Total Return*	5.82%	15.62%	5.92%	(0.46)%	11.77%	13.27%
Net Assets, End of Period (in thousands)	$5,052,146	$4,736,612	$4,664,334	$4,734,896	$4,541,805	$3,979,849
Average Net Assets for the Period (in thousands)	$4,980,711	$4,654,904	$4,856,359	$4,872,456	$4,375,206	$3,721,640
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.83%	0.83%	0.84%	0.83%	0.83%	0.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.82%	0.83%	0.82%	0.82%	0.83%
Ratio of Net Investment Income/(Loss)	1.66%	1.83%	1.74%	1.89%	1.73%	1.77%
Portfolio Turnover Rate	37%	60%	83%	75%	72%	78%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	33

Janus Henderson Balanced Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Balanced Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

34	MARCH 31, 2018

Janus Henderson Balanced Fund

Notes to Financial Statements (unaudited)

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Janus Investment Fund	35

Janus Henderson Balanced Fund

Notes to Financial Statements (unaudited)

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2018.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

36	MARCH 31, 2018

Janus Henderson Balanced Fund

Notes to Financial Statements (unaudited)

Dividends and Distributions

Dividends of net investment income are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme

Janus Investment Fund	37

Janus Henderson Balanced Fund

Notes to Financial Statements (unaudited)

volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of March 31, 2018.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and

38	MARCH 31, 2018

Janus Henderson Balanced Fund

Notes to Financial Statements (unaudited)

preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk

Janus Investment Fund	39

Janus Henderson Balanced Fund

Notes to Financial Statements (unaudited)

of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pay Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.55% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.68% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2019. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in

40	MARCH 31, 2018

Janus Henderson Balanced Fund

Notes to Financial Statements (unaudited)

assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses

Janus Investment Fund	41

Janus Henderson Balanced Fund

Notes to Financial Statements (unaudited)

incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Total compensation of $268,180 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2018. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $240,213 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2018.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2018 can be found in a table located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2018, Janus Henderson Distributors retained upfront sales charges of $182,247.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2018.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2018, redeeming shareholders of Class C Shares paid CDSCs of $41,218.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an

42	MARCH 31, 2018

Janus Henderson Balanced Fund

Notes to Financial Statements (unaudited)

affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2018, the Fund engaged in cross trades amounting to $7,428,196 in purchases and $11,560,328 in sales, resulting in a net realized gain of $2,369,358. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2018 are noted below. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 11,526,962,891	$3,445,308,188	$(225,192,123)	$ 3,220,116,065

Janus Investment Fund	43

Janus Henderson Balanced Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2018		Year ended September 30, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	2,684,949	$ 89,507,129	4,892,032	$ 149,292,367
Reinvested dividends and distributions	589,021	19,391,035	686,042	20,573,575
Shares repurchased	(2,857,654)	(95,316,697)	(21,099,933)	(640,489,894)
Net Increase/(Decrease)	416,316	$ 13,581,467	(15,521,859)	$ (470,623,952)
Class C Shares:
Shares sold	4,086,458	$135,058,356	4,820,698	$ 146,784,395
Reinvested dividends and distributions	1,338,699	43,708,530	912,472	27,191,116
Shares repurchased	(3,814,587)	(125,955,262)	(14,566,623)	(438,996,687)
Net Increase/(Decrease)	1,610,570	$ 52,811,624	(8,833,453)	$ (265,021,176)
Class D Shares:
Shares sold	2,234,842	$ 74,748,843	3,521,432	$ 108,112,668
Reinvested dividends and distributions	2,030,824	66,998,683	1,557,916	47,244,151
Shares repurchased	(2,519,632)	(84,198,956)	(5,595,939)	(170,586,723)
Net Increase/(Decrease)	1,746,034	$ 57,548,570	(516,591)	$ (15,229,904)
Class I Shares:
Shares sold	14,038,532	$469,167,347	28,860,088	$ 890,078,436
Reinvested dividends and distributions	2,312,726	76,322,117	1,564,288	47,582,450
Shares repurchased	(10,749,155)	(360,407,553)	(22,275,217)	(679,286,296)
Net Increase/(Decrease)	5,602,103	$185,081,911	8,149,159	$ 258,374,590
Class N Shares:
Shares sold	5,556,720	$185,538,377	9,756,479	$ 297,337,988
Reinvested dividends and distributions	2,822,318	93,054,581	2,173,373	65,921,800
Shares repurchased	(3,593,278)	(120,119,254)	(11,877,539)	(364,285,817)
Net Increase/(Decrease)	4,785,760	$158,473,704	52,313	$ (1,026,029)
Class R Shares:
Shares sold	877,049	$ 29,114,216	3,890,500	$ 117,381,225
Reinvested dividends and distributions	386,290	12,650,984	290,029	8,686,978
Shares repurchased	(1,712,340)	(56,839,981)	(3,435,822)	(104,332,599)
Net Increase/(Decrease)	(449,001)	$ (15,074,781)	744,707	$ 21,735,604
Class S Shares:
Shares sold	1,592,095	$ 53,069,370	3,169,757	$ 96,748,173
Reinvested dividends and distributions	770,004	25,341,376	632,904	19,069,362
Shares repurchased	(3,256,775)	(108,253,099)	(7,302,690)	(222,497,147)
Net Increase/(Decrease)	(894,676)	$ (29,842,353)	(3,500,029)	$ (106,679,612)
Class T Shares:
Shares sold	16,100,306	$537,151,220	20,318,231	$ 618,839,684
Reinvested dividends and distributions	6,205,083	204,462,805	4,860,745	147,060,598
Shares repurchased	(14,843,788)	(494,236,955)	(40,073,621)	(1,218,109,788)
Net Increase/(Decrease)	7,461,601	$247,377,070	(14,894,645)	$ (452,209,506)

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$2,531,229,986	$3,316,334,915	$ 2,536,424,114	$ 1,666,745,172

44	MARCH 31, 2018

Janus Henderson Balanced Fund

Notes to Financial Statements (unaudited)

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	45

Janus Henderson Balanced Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

46	MARCH 31, 2018

Janus Henderson Balanced Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

Janus Investment Fund	47

Janus Henderson Balanced Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

48	MARCH 31, 2018

Janus Henderson Balanced Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

Janus Investment Fund	49

Janus Henderson Balanced Fund

Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

50	MARCH 31, 2018

Janus Henderson Balanced Fund

Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Investment Fund	51

Janus Henderson Balanced Fund

Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

52	MARCH 31, 2018

Janus Henderson Balanced Fund

Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

Janus Investment Fund	53

Janus Henderson Balanced Fund

Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

54	MARCH 31, 2018

Janus Henderson Balanced Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Janus Investment Fund	55

Janus Henderson Balanced Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

56	MARCH 31, 2018

Janus Henderson Balanced Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	57

Janus Henderson Balanced Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

58	MARCH 31, 2018

Janus Henderson Balanced Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	59

Janus Henderson Balanced Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

60	MARCH 31, 2018

Janus Henderson Balanced Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	61

Janus Henderson Balanced Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

62	MARCH 31, 2018

Janus Henderson Balanced Fund

Notes

NotesPage1

Janus Investment Fund	63

Janus Henderson Balanced Fund

Notes

NotesPage2

64	MARCH 31, 2018

Janus Henderson Balanced Fund

Notes

NotesPage3

Janus Investment Fund	65

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-24-93037 05-18

SEMIANNUAL REPORT March 31, 2018

Janus Henderson Contrarian Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Contrarian Fund

Janus Henderson Contrarian Fund (unaudited)

FUND SNAPSHOT

We believe that constructing a high-conviction portfolio of companies where the market doesn’t properly recognize the intrinsic value of a business can outperform overtime. We think of ourselves as business model investors. Looking to invest in companies with durable business models, whose intrinsic value grows over time, and whose management team’s interests are aligned with shareholders.

Nick Schommer portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ending March 31, 2018, the Fund’s Class I Shares generated a return of 5.76% versus a return of 5.84% for the S&P 500® Index, the Fund's benchmark.

INVESTMENT ENVIRONMENT

U.S. equities were up for the six-month period, but were volatile. Stocks ended 2017 with another quarter of strong gains, buttressed by synchronous growth across major economies and anticipation that corporate tax reform will boost future U.S. corporate earnings. In the first quarter of 2018, concerns over inflation and faster-than-expected interest rate hikes were a source of volatility, as were fears about protectionist trade policies. The consumer discretionary and technology sectors were the top performing sectors within the S&P 500 Index.

PERFORMANCE DISCUSSION

The Fund underperformed its benchmark, the S&P 500 Index during the period, but made up a lot of ground on the index in the first quarter. As part of our contrarian investment approach, we seek stocks that trade at a significant discount to our estimate of fair value, whose intrinsic value we believe will grow over time, and whose management teams are aligned with shareholders. For most stocks in our portfolio, we believe the market misunderstands the business model, undervalues the company’s assets, or underappreciates the company’s long-term growth potential. We believe a concentrated, high-conviction portfolio of such companies can drive outperformance over time as the intrinsic value of these businesses gains greater appreciation by the market. This period, we were pleased to see many holdings begin to show confirmation of their true earnings potential. However, we also held a few stocks that produced disappointing results and detract from our performance. Some of those positions were sold as part of the portfolio manager transition.

Allergan was our largest detractor. Patent disputes concerning Restasis, the firm’s blockbuster medicine for dry eye, weighed on the stock. A federal judge invalidated Allergan’s patent. After several generic drug makers had also been challenging Allergan’s patent through inter partes review (IPR). Despite the Restasis patent issue, we are constructive on the stock. In our view, the current stock price considerably undervalues Allergan’s medical aesthetics franchise, which includes Botox and Juvéderm. We believe the duration of growth for those franchises will exceed current market expectations.

General Electric (GE) also detracted. The stock was down after the company announced it would take a $6.2 billion write-off after reviewing its insurance portfolio, which is a part of the company’s finance arm, GE Capital. While the news was disappointing, we see upside for the stock. GE holds dominant share in most markets it serves and much of its revenue from those markets is derived from aftermarket parts or services, creating recurring revenue for the business. In our view, the leadership position and stability of its businesses are not reflected in the stock’s current valuation.

Envision Healthcare was another large detractor. The company provides physician outsourcing services to hospitals and health systems and also owns ambulatory surgery centers. Managed care companies have pressured consumers to limit utilization of hospital services, and that has hurt volumes for Envision. We sold the stock, which was an inherited position from the previous portfolio manager, due to volume concerns and what we viewed as executional missteps from the management team.

While a few stocks were large detractors from our results, we were pleased by the results of many other companies in our portfolio. Ultimate Software was our largest contributor. Delays in implementing a few large customers onto its payroll and HR systems weighed on the stock several months ago. The stock has risen as the

Janus Investment Fund	1

Janus Henderson Contrarian Fund (unaudited)

implementation issue gets further behind the company and the market has received more confirmation of robust demand for its cloud-based payroll solutions. We continue to believe growth for Ultimate Software is underappreciated, as its cloud-based subscription software for payroll and HR departments takes share from legacy, on-premises solutions.

Harris Corp. was another large contributor and is a good example of the type of stocks we look for in our strategy. Harris is a market leader in communications systems, which it sells to the U.S. military and its allies. Defense spending sequestration has been a cyclical headwind for Harris for several years, which has contributed to a low valuation for the stock. Going forward, budgets should be more supportive of defense spending, returning revenue to a more normalized growth rate. After a long period of languishing defense budgets, we believe the market has failed to recognize this potential tailwind. We also don’t think Harris gets credit for divesting some of its less attractive businesses, which should ultimately improve its growth and margin profile. Increased guidance, improved visibility on rising U.S. defense budgets and some large contract wins overseas have given the market more confidence in the trajectory of the business and helped drive the stock.

Axon Enterprise was another large contributor. The company makes Taser brand weapons and body cameras for police officers. We think societal trends favoring the use of nonlethal weapons and police activity surveillance favor the company. The stock had been out of favor because near-term profitability had disappointed, but the company has brought in a new CFO who has since focused the company on growth and profitability, which helped lift the stock in the second half of the period.

DERIVATIVES USE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We would expect market volatility to continue as the Federal Reserve tightens monetary policy and interest rates increase. However, we believe stronger global GDP growth, corporate tax reform, deregulation and continued consumer and business confidence are all supportive of rising equity markets.

Perhaps most important for our portfolio, a better economic backdrop could encourage a broader set of market leaders. As economic growth remained slow for much of 2017, the market assigned higher multiples to companies with secular growth drivers that could grow in excess of GDP. Companies with less-visible growth generally didn’t participate in the rally. With the economic backdrop improving, other competitively advantaged companies may begin to get more credit for their earnings potential. We believe this would be beneficial for our strategy.

Looking ahead, we continue to see opportunity for the financial sector, which represents a fairly large overweight in our portfolio. We believe the market has failed to fully appreciate the prospects for deregulation and for some banks to finally leverage excess capital that has built up in a stringent regulatory environment since the financial crisis. We also believe U.S. tax reform and the wind down of quantitative easing will benefit the sector.

We also see opportunity with companies in a few industries where we believe consolidation will lead to greater levels of profitability than the market appreciates. In fact, some industries may be in the early innings of consolidation. We expect higher merger and acquisition activity this year due to increasing business confidence, tax reform that allows companies to access cash overseas and as disruption within the economy forces companies to make acquisitions to adapt their business models.

Thank you for your investment in the Janus Henderson Contrarian Fund.

2	MARCH 31, 2018

Janus Henderson Contrarian Fund (unaudited)

Fund At A Glance

March 31, 2018

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Ultimate Software Group Inc	0.84%	Allergan PLC	-1.11%
	Harris Corp	0.76%	General Electric Co	-0.77%
	Axon Enterprise Inc	0.74%	Envision Healthcare Corp	-0.70%
	Microsemi Corp	0.67%	Citigroup Inc	-0.41%
	E*TRADE Financial Corp	0.66%	Liberty Media Corp-Liberty Formula One	-0.29%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	S&P 500 Index
		Contribution	(Average % of Equity)	Weighting
	Information Technology	0.64%	21.99%	24.29%
	Utilities	0.54%	1.98%	2.92%
	Energy	0.48%	1.42%	5.88%
	Consumer Staples	0.45%	0.91%	7.94%
	Real Estate	0.22%	0.00%	2.82%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	S&P 500 Index
		Contribution	(Average % of Equity)	Weighting
	Consumer Discretionary	-1.23%	11.65%	12.29%
	Materials	-0.90%	12.20%	2.96%
	Health Care	-0.29%	16.48%	14.01%
	Other**	-0.06%	1.23%	0.00%
	Financials	0.05%	22.48%	14.78%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Contrarian Fund (unaudited)

Fund At A Glance

March 31, 2018

5 Largest Equity Holdings - (% of Net Assets)
Citigroup Inc
Banks	5.4%
Ball Corp
Containers & Packaging	5.4%
Abbott Laboratories
Health Care Equipment & Supplies	4.9%
Ultimate Software Group Inc
Software	4.5%
TD Ameritrade Holding Corp
Capital Markets	4.1%
24.3%

Asset Allocation - (% of Net Assets)
Common Stocks	99.8%
Investment Companies	3.0%
Other	(2.8)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2018	As of September 30, 2017

4	MARCH 31, 2018

Janus Henderson Contrarian Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2018						per the January 26, 2018 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	5.58%	5.74%	8.03%	3.81%	6.62%	0.82%
Class A Shares at MOP	-0.47%	-0.33%	6.76%	3.20%	6.27%
Class C Shares at NAV	5.21%	5.04%	7.24%	3.05%	5.81%	1.61%
Class C Shares at CDSC	4.24%	4.07%	7.24%	3.05%	5.81%
Class D Shares(1)	5.73%	6.04%	8.25%	4.02%	6.80%	0.64%
Class I Shares	5.76%	6.08%	8.35%	3.95%	6.76%	0.56%
Class N Shares	5.75%	5.95%	8.17%	3.95%	6.76%	0.51%
Class R Shares	5.40%	5.40%	7.63%	3.42%	6.16%	1.24%
Class S Shares	5.54%	5.65%	7.90%	3.68%	6.43%	0.98%
Class T Shares	5.63%	5.95%	8.17%	3.95%	6.76%	0.73%
S&P 500 Index	5.84%	13.99%	13.31%	9.49%	5.75%
Morningstar Quartile - Class T Shares	-	4th	4th	4th	3rd
Morningstar Ranking - based on total returns for Mid-Cap Blend Funds	-	404/469	331/383	312/321	118/168

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through February 1, 2019.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Janus Investment Fund	5

Janus Henderson Contrarian Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – February 29, 2000

(1) Closed to certain new investors.

6	MARCH 31, 2018

Janus Henderson Contrarian Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/17)	Ending Account Value (3/31/18)	Expenses Paid During Period (10/1/17 - 3/31/18)†	Beginning Account Value (10/1/17)	Ending Account Value (3/31/18)	Expenses Paid During Period (10/1/17 - 3/31/18)†	Net Annualized Expense Ratio (10/1/17 - 3/31/18)
Class A Shares	$1,000.00	$1,055.80	$4.41	$1,000.00	$1,020.64	$4.33	0.86%
Class C Shares	$1,000.00	$1,052.10	$8.03	$1,000.00	$1,017.10	$7.90	1.57%
Class D Shares	$1,000.00	$1,057.30	$3.33	$1,000.00	$1,021.69	$3.28	0.65%
Class I Shares	$1,000.00	$1,057.60	$2.92	$1,000.00	$1,022.09	$2.87	0.57%
Class N Shares	$1,000.00	$1,057.50	$2.51	$1,000.00	$1,022.49	$2.47	0.49%
Class R Shares	$1,000.00	$1,054.00	$6.40	$1,000.00	$1,018.70	$6.29	1.25%
Class S Shares	$1,000.00	$1,055.40	$5.07	$1,000.00	$1,020.00	$4.99	0.99%
Class T Shares	$1,000.00	$1,056.30	$3.74	$1,000.00	$1,021.29	$3.68	0.73%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Contrarian Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – 99.8%
Aerospace & Defense – 5.0%
Axon Enterprise Inc*,#	1,162,943	$45,715,289
Harris Corp	506,155	81,632,678
		127,347,967
Banks – 13.5%
Bank of America Corp	1,644,938	49,331,691
BB&T Corp	701,627	36,512,669
Citigroup Inc	2,036,089	137,436,007
PacWest Bancorp	1,369,498	67,831,236
Webster Financial Corp	907,364	50,267,965
		341,379,568
Biotechnology – 2.7%
HLS Therapeutics Inc£,§	1,935,741	17,280,718
Shire PLC (ADR)	344,069	51,400,468
		68,681,186
Capital Markets – 9.4%
E*TRADE Financial Corp*	927,033	51,366,898
Intercontinental Exchange Inc	1,134,864	82,300,337
TD Ameritrade Holding Corp	1,750,128	103,660,081
		237,327,316
Chemicals – 4.3%
Air Products & Chemicals Inc	465,998	74,107,662
Platform Specialty Products Corp*	3,749,289	36,105,653
		110,213,315
Construction Materials – 1.2%
Summit Materials Inc	997,640	30,208,539
Containers & Packaging – 5.4%
Ball Corp	3,426,334	136,059,723
Electronic Equipment, Instruments & Components – 1.5%
Flex Ltd*	2,253,231	36,795,262
Health Care Equipment & Supplies – 8.5%
Abbott Laboratories	2,090,286	125,249,937
DexCom Inc*	523,524	38,824,540
Glaukos Corp*	728,690	22,465,513
ICU Medical Inc*	115,232	29,084,557
		215,624,547
Hotels, Restaurants & Leisure – 1.0%
Norwegian Cruise Line Holdings Ltd*	481,010	25,479,100
Independent Power and Renewable Electricity Producers – 2.4%
NRG Energy Inc	2,030,690	61,996,966
Industrial Conglomerates – 1.4%
General Electric Co	2,605,045	35,116,007
Information Technology Services – 2.8%
Pagseguro Digital Ltd*	813,614	31,177,688
WEX Inc*	260,114	40,739,055
		71,916,743
Internet Software & Services – 6.9%
Alphabet Inc - Class C*	93,442	96,412,521
Altaba Inc*	678,655	50,247,616
Trade Desk Inc*,#	560,480	27,811,018
		174,471,155
Machinery – 4.7%
Stanley Black & Decker Inc	562,109	86,115,099
Wabtec Corp/DE	405,164	32,980,350
		119,095,449
Media – 5.0%
Cable One Inc	55,629	38,223,242
Liberty Media Corp-Liberty Formula One*,#	1,178,419	36,354,226

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2018

Janus Henderson Contrarian Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – (continued)
Media – (continued)
Vivendi SA	2,016,184	$52,177,614
		126,755,082
Metals & Mining – 1.4%
Constellium NV*	3,344,342	36,286,111
Oil, Gas & Consumable Fuels – 1.8%
Anadarko Petroleum Corp	749,860	45,299,043
Pharmaceuticals – 6.0%
Allergan PLC	512,865	86,310,051
ATLAS HOLDINGS INC¢,§	714,568	13,040,866
Collegium Pharmaceutical Inc*,#	957,067	24,453,062
Impax Laboratories Inc*	385,312	7,494,318
Indivior PLC*	3,490,674	19,976,285
		151,274,582
Real Estate Investment Trusts (REITs) – 0%
Colony American Homes III¢,§	1,377,158	88,461
Semiconductor & Semiconductor Equipment – 5.4%
Microchip Technology Inc	826,880	75,543,757
Microsemi Corp*	961,258	62,212,618
		137,756,375
Software – 4.5%
Ultimate Software Group Inc*	471,861	114,992,526
Specialty Retail – 2.6%
Tractor Supply Co	1,035,384	65,249,900
Technology Hardware, Storage & Peripherals – 1.5%
NCR Corp*	1,229,235	38,745,487
Textiles, Apparel & Luxury Goods – 0.9%
Under Armour Inc*,#	1,603,062	23,003,940
Total Common Stocks (cost $2,252,417,257)		2,531,164,350
Investment Companies – 3.0%
Investments Purchased with Cash Collateral from Securities Lending – 2.0%
Janus Henderson Cash Collateral Fund LLC, 1.5300%ºº,£	50,003,460	50,003,460
Money Markets – 1.0%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº,£	26,543,821	26,543,821
Total Investment Companies (cost $76,547,281)		76,547,281
Total Investments (total cost $2,328,964,538) – 102.8%		2,607,711,631
Liabilities, net of Cash, Receivables and Other Assets – (2.8)%		(70,414,167)
Net Assets – 100%		$2,537,297,464

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,416,693,465	92.7%
France	88,463,725	3.4
United Kingdom	71,376,753	2.7
Brazil	31,177,688	1.2

Total	$2,607,711,631	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Contrarian Fund

Schedule of Investments (unaudited)

March 31, 2018

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/18
Common Stocks – 0.7%
Biotechnology – 0.7%
HLS Therapeutics Inc§	$—	$—	$1,272,140	$17,280,718
Investment Companies – 3.0%
Investments Purchased with Cash Collateral from Securities Lending – 2.0%
Janus Henderson Cash Collateral Fund LLC, 1.5300%ºº	207,224∆	—	—	50,003,460
Money Markets – 1.0%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº	239,663	—	—	26,543,821
Total Investment Companies	$446,887	$—	$—	$76,547,281
Total Affiliated Investments – 3.7%	$446,887	$—	$1,272,140	$93,827,999

(1) For securities that were affiliated for a portion of the period ended March 31, 2018, this column reflects amounts for the entire period ended March 31, 2018 and not just the period in which the security was affiliated.

	Share Balance at 9/30/17	Purchases	Sales	Share Balance at 3/31/18
Common Stocks – 0.7%
Biotechnology – 0.7%
HLS Therapeutics Inc§	1,935,741	—	—	1,935,741

Investment Companies – 3.0%
Investments Purchased with Cash Collateral from Securities Lending – 2.0%
Janus Henderson Cash Collateral Fund LLC, 1.5300%ºº	—	347,273,833	(297,270,373)	50,003,460
Money Markets – 1.0%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº	118,010,490	353,146,331	(444,613,000)	26,543,821

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
HSBC Securities (USA), Inc.:
Euro	5/2/18	(18,550,000)	$22,950,171	$76,494
Euro	5/2/18	(2,600,000)	3,203,151	(2,866)
Total				$73,628

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2018

Janus Henderson Contrarian Fund

Schedule of Investments (unaudited)

March 31, 2018

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2018.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2018

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$ 76,494

Liability Derivatives:
Forward foreign currency exchange contracts	$ 2,866

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2018.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2018

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$(1,764,869)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ (270,621)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended March 31, 2018

Market Value
Forward foreign currency exchange contracts, sold	$47,667,023

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Contrarian Fund

Notes to Schedule of Investments and Other Information (unaudited)

S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2018.

#	Loaned security; a portion of the security is on loan at March 31, 2018.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2018)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
ATLAS HOLDINGS INC	10/17/17	$13,040,866	$13,040,866	0.5%
Colony American Homes III	1/30/13	109,351	88,461	0.0
HLS Therapeutics Inc	7/2/15	17,597,650	17,280,718	0.7
Total		$30,747,867	$30,410,045	1.2%

The Fund has registration rights for certain restricted securities held as of March 31, 2018. The issuer incurs all registration costs.

12	MARCH 31, 2018

Janus Henderson Contrarian Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Biotechnology	$51,400,468	$17,280,718	$-
Media	74,577,468	52,177,614	-
Pharmaceuticals	118,257,431	19,976,285	13,040,866
Real Estate Investment Trusts (REITs)	-	-	88,461
All Other	2,184,365,039	-	-
Investment Companies	-	76,547,281	-
Total Investments in Securities	$2,428,600,406	$165,981,898	$13,129,327
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	76,494	-
Total Assets	$2,428,600,406	$166,058,392	$13,129,327
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$2,866	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	13

Janus Henderson Contrarian Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2018

Assets:
Unaffiliated investments, at value(1)(2)	$2,513,883,632
Affiliated investments, at value(3)	93,827,999
Cash	204,661
Forward foreign currency exchange contracts	76,494
Closed foreign currency contracts	4,159
Non-interested Trustees' deferred compensation	50,922
Receivables:
Dividends	1,079,174
Fund shares sold	255,627
Foreign tax reclaims	224,131
Dividends from affiliates	43,743
Other assets	21,919
Total Assets	2,609,672,461
Liabilities:
Collateral for securities loaned (Note 3)	50,003,460
Forward foreign currency exchange contracts	2,866
Payables:	—
Investments purchased	19,175,388
Fund shares repurchased	1,150,888
Advisory fees	1,063,818
Transfer agent fees and expenses	519,800
Non-interested Trustees' deferred compensation fees	50,922
Professional fees	31,989
12b-1 Distribution and shareholder servicing fees	22,730
Non-interested Trustees' fees and expenses	19,574
Fund administration fees	17,650
Custodian fees	6,315
Accrued expenses and other payables	309,597
Total Liabilities	72,374,997
Net Assets	$2,537,297,464

See Notes to Financial Statements.

14	MARCH 31, 2018

Janus Henderson Contrarian Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2018

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,236,925,796
Undistributed net investment income/(loss)	(1,250,869)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	22,781,180
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	278,841,357
Total Net Assets	$2,537,297,464
Net Assets - Class A Shares	$13,056,888
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	669,434
Net Asset Value Per Share(4)	$19.50
Maximum Offering Price Per Share(5)	$20.69
Net Assets - Class C Shares	$20,721,938
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,134,984
Net Asset Value Per Share(4)	$18.26
Net Assets - Class D Shares	$1,788,638,763
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	91,644,631
Net Asset Value Per Share	$19.52
Net Assets - Class I Shares	$52,891,896
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,707,409
Net Asset Value Per Share	$19.54
Net Assets - Class N Shares	$24,374,409
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,250,655
Net Asset Value Per Share	$19.49
Net Assets - Class R Shares	$643,903
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	33,894
Net Asset Value Per Share	$19.00
Net Assets - Class S Shares	$3,359,202
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	172,549
Net Asset Value Per Share	$19.47
Net Assets - Class T Shares	$633,610,465
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	32,475,699
Net Asset Value Per Share	$19.51

(1) Includes cost of $2,234,819,607.

(2) Includes $48,942,263 of securities on loan. See Note 3 in Notes to Financial Statements.

(3) Includes cost of $94,144,931.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Contrarian Fund

Statement of Operations (unaudited)

For the period ended March 31, 2018

Investment Income:
Dividends	$15,067,240
Dividends from affiliates	239,663
Affiliated securities lending income, net	207,224
Other income	30
Total Investment Income	15,514,157
Expenses:
Advisory fees	5,881,802
12b-1 Distribution and shareholder servicing fees:
Class A Shares	17,263
Class C Shares	116,493
Class R Shares	1,651
Class S Shares	4,351
Transfer agent administrative fees and expenses:
Class D Shares	1,084,696
Class R Shares	826
Class S Shares	4,351
Class T Shares	816,291
Transfer agent networking and omnibus fees:
Class A Shares	7,179
Class C Shares	11,395
Class I Shares	24,330
Other transfer agent fees and expenses:
Class A Shares	952
Class C Shares	1,402
Class D Shares	220,328
Class I Shares	1,651
Class N Shares	426
Class R Shares	36
Class S Shares	44
Class T Shares	8,755
Shareholder reports expense	210,484
Fund administration fees	100,938
Registration fees	81,071
Non-interested Trustees’ fees and expenses	39,116
Professional fees	38,883
Custodian fees	23,542
Other expenses	73,319
Total Expenses	8,771,575
Less: Excess Expense Reimbursement and Waivers	(22,259)
Net Expenses	8,749,316
Net Investment Income/(Loss)	6,764,841

See Notes to Financial Statements.

16	MARCH 31, 2018

Janus Henderson Contrarian Fund

Statement of Operations (unaudited)

For the period ended March 31, 2018

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$46,367,916
Forward foreign currency exchange contracts	(1,764,869)
Total Net Realized Gain/(Loss) on Investments	44,603,047
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	91,013,900
Investments in affiliates	1,272,140
Forward foreign currency exchange contracts	(270,621)
Total Change in Unrealized Net Appreciation/Depreciation	92,015,419
Net Increase/(Decrease) in Net Assets Resulting from Operations	$143,383,307

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Contrarian Fund

Statements of Changes in Net Assets

	Period ended March 31, 2018 (unaudited)	Year ended September 30, 2017(1)

Operations:
Net investment income/(loss)	$6,764,841	$8,351,853
Net realized gain/(loss) on investments	44,603,047	205,216,561
Change in unrealized net appreciation/depreciation	92,015,419	90,734,041
Net Increase/(Decrease) in Net Assets Resulting from Operations	143,383,307	304,302,455
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	—	(9,471)
Class D Shares	(6,024,709)	(6,330,300)
Class I Shares	(236,784)	(370,633)
Class N Shares	(118,882)	—
Class T Shares	(1,586,715)	(1,938,754)
Total Dividends from Net Investment Income	(7,967,090)	(8,649,158)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(988,770)	(1,591,772)
Class C Shares	(1,846,338)	(1,431,912)
Class D Shares	(130,121,826)	(65,676,530)
Class I Shares	(4,593,010)	(3,259,157)
Class N Shares	(1,714,797)	—
Class R Shares	(50,300)	(37,789)
Class S Shares	(245,468)	(134,790)
Class T Shares	(47,229,658)	(26,523,128)
Total Distributions from Net Realized Gain from Investment Transactions	(186,790,167)	(98,655,078)
Net Decrease from Dividends and Distributions to Shareholders	(194,757,257)	(107,304,236)
Capital Share Transactions:
Class A Shares	(1,246,465)	(42,552,373)
Class C Shares	(6,144,800)	(22,038,781)
Class D Shares	115,996	(137,692,200)
Class I Shares	(21,429,028)	(23,862,766)
Class N Shares	5,322,814	18,733,894
Class R Shares	(80,786)	(387,918)
Class S Shares	(422,367)	(470,683)
Class T Shares	(26,351,818)	(134,486,934)
Net Increase/(Decrease) from Capital Share Transactions	(50,236,454)	(342,757,761)
Net Increase/(Decrease) in Net Assets	(101,610,404)	(145,759,542)
Net Assets:
Beginning of period	2,638,907,868	2,784,667,410
End of period	$2,537,297,464	$2,638,907,868

Undistributed Net Investment Income/(Loss)	$(1,250,869)	$(48,620)

(1) Period from August 4, 2017 (inception date) through September 30, 2017 for Class N Shares.

See Notes to Financial Statements.

18	MARCH 31, 2018

Janus Henderson Contrarian Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$19.92	$18.53	$18.56		$23.11	$18.48	$13.91
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(1)	0.05(1)	0.07(1)		0.05(1)	0.02(1)	0.01
Net realized and unrealized gain/(loss)	1.02	2.02	0.43		(2.26)	4.61	4.65
Total from Investment Operations	1.05	2.07	0.50		(2.21)	4.63	4.66
Less Dividends and Distributions:
Dividends (from net investment income)	—	—(2)	(0.03)		(0.06)	—(2)	(0.09)
Distributions (from capital gains)	(1.47)	(0.68)	(0.50)		(2.28)	—	—
Total Dividends and Distributions	(1.47)	(0.68)	(0.53)		(2.34)	—	(0.09)
Net Asset Value, End of Period	$19.50	$19.92	$18.53		$18.56	$23.11	$18.48
Total Return*	5.48%	11.24%	2.77%		(10.76)%	25.08%	33.67%
Net Assets, End of Period (in thousands)	$13,057	$14,557	$53,928		$102,425	$75,649	$25,397
Average Net Assets for the Period (in thousands)	$13,679	$30,749	$73,939		$114,845	$46,300	$24,023
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.86%	0.82%	0.90%		1.13%	1.02%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.82%	0.90%		1.13%	1.02%	0.85%
Ratio of Net Investment Income/(Loss)	0.34%	0.25%	0.37%		0.21%	0.10%	0.22%
Portfolio Turnover Rate	37%	116%	51%		70%	61%	66%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$18.80	$17.64	$17.79	$22.34	$18.01	$13.59
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.03)(1)	(0.10)(1)	(0.06)(1)	(0.11)(1)	(0.15)(1)	(0.28)
Net realized and unrealized gain/(loss)	0.96	1.94	0.41	(2.16)	4.48	4.70
Total from Investment Operations	0.93	1.84	0.35	(2.27)	4.33	4.42
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(1.47)	(0.68)	(0.50)	(2.28)	—	—
Total Dividends and Distributions	(1.47)	(0.68)	(0.50)	(2.28)	—	—
Net Asset Value, End of Period	$18.26	$18.80	$17.64	$17.79	$22.34	$18.01
Total Return*	5.16%	10.46%	2.02%	(11.44)%	24.04%	32.52%
Net Assets, End of Period (in thousands)	$20,722	$27,507	$47,112	$77,497	$56,098	$21,162
Average Net Assets for the Period (in thousands)	$23,854	$35,731	$58,609	$86,160	$34,189	$20,204
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.57%	1.53%	1.62%	1.89%	1.80%	1.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.57%	1.53%	1.62%	1.89%	1.80%	1.70%
Ratio of Net Investment Income/(Loss)	(0.37)%	(0.54)%	(0.36)%	(0.54)%	(0.69)%	(0.62)%
Portfolio Turnover Rate	37%	116%	51%	70%	61%	66%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Contrarian Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$19.97	$18.60	$18.64	$23.18	$18.53	$13.98
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.05(1)	0.06(1)	0.10(1)	0.08(1)	0.05(1)	0.07
Net realized and unrealized gain/(loss)	1.04	2.06	0.44	(2.27)	4.64	4.63
Total from Investment Operations	1.09	2.12	0.54	(2.19)	4.69	4.70
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.07)	(0.08)	(0.07)	(0.04)	(0.15)
Distributions (from capital gains)	(1.47)	(0.68)	(0.50)	(2.28)	—	—
Total Dividends and Distributions	(1.54)	(0.75)	(0.58)	(2.35)	(0.04)	(0.15)
Net Asset Value, End of Period	$19.52	$19.97	$18.60	$18.64	$23.18	$18.53
Total Return*	5.67%	11.43%	2.98%	(10.63)%	25.33%	33.88%
Net Assets, End of Period (in thousands)	$1,788,639	$1,824,343	$1,830,310	$1,976,590	$2,382,592	$1,977,490
Average Net Assets for the Period (in thousands)	$1,813,087	$1,882,932	$1,856,945	$2,354,562	$2,258,453	$1,813,911
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.65%	0.64%	0.70%	0.95%	0.80%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.65%	0.64%	0.70%	0.95%	0.80%	0.68%
Ratio of Net Investment Income/(Loss)	0.55%	0.33%	0.56%	0.35%	0.24%	0.41%
Portfolio Turnover Rate	37%	116%	51%	70%	61%	66%

Class I Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$19.99	$18.61	$18.64	$23.20	$18.55	$13.98
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.06(1)	0.07(1)	0.11(1)	0.10(1)	0.09(1)	0.11
Net realized and unrealized gain/(loss)	1.04	2.07	0.44	(2.28)	4.63	4.62
Total from Investment Operations	1.10	2.14	0.55	(2.18)	4.72	4.73
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.08)	(0.08)	(0.10)	(0.07)	(0.16)
Distributions (from capital gains)	(1.47)	(0.68)	(0.50)	(2.28)	—	—
Total Dividends and Distributions	(1.55)	(0.76)	(0.58)	(2.38)	(0.07)	(0.16)
Net Asset Value, End of Period	$19.54	$19.99	$18.61	$18.64	$23.20	$18.55
Total Return*	5.71%	11.54%	3.05%	(10.60)%	25.47%	34.09%
Net Assets, End of Period (in thousands)	$52,892	$75,603	$93,875	$248,586	$329,245	$85,000
Average Net Assets for the Period (in thousands)	$62,319	$104,290	$144,380	$382,723	$184,931	$69,116
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.57%	0.56%	0.63%	0.86%	0.74%	0.52%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.57%	0.56%	0.63%	0.86%	0.74%	0.52%
Ratio of Net Investment Income/(Loss)	0.62%	0.37%	0.61%	0.44%	0.40%	0.59%
Portfolio Turnover Rate	37%	116%	51%	70%	61%	66%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2018

Janus Henderson Contrarian Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and the period ended September 30	2018	2017(1)
Net Asset Value, Beginning of Period	$19.96	$19.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07	0.01
Net realized and unrealized gain/(loss)	1.03	0.46
Total from Investment Operations	1.10	0.47
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	—
Distributions (from capital gains)	(1.47)	—
Total Dividends and Distributions	(1.57)	—
Net Asset Value, End of Period	$19.49	$19.96
Total Return*	5.75%	2.41%
Net Assets, End of Period (in thousands)	$24,374	$19,528
Average Net Assets for the Period (in thousands)	$23,790	$12,254
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.49%	0.51%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.49%	0.51%
Ratio of Net Investment Income/(Loss)	0.73%	0.44%
Portfolio Turnover Rate	37%	116%

Class R Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$19.47	$18.19	$18.27	$22.81	$18.31	$13.76
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(2)(3)	(0.04)(2)	—(2)(3)	(0.05)(2)	(0.07)(2)	(0.16)
Net realized and unrealized gain/(loss)	1.00	2.00	0.42	(2.21)	4.57	4.72
Total from Investment Operations	1.00	1.96	0.42	(2.26)	4.50	4.56
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	(0.01)
Distributions (from capital gains)	(1.47)	(0.68)	(0.50)	(2.28)	—	—
Total Dividends and Distributions	(1.47)	(0.68)	(0.50)	(2.28)	—	(0.01)
Net Asset Value, End of Period	$19.00	$19.47	$18.19	$18.27	$22.81	$18.31
Total Return*	5.34%	10.81%	2.36%	(11.13)%	24.58%	33.12%
Net Assets, End of Period (in thousands)	$644	$740	$1,058	$1,592	$1,994	$1,634
Average Net Assets for the Period (in thousands)	$663	$974	$1,191	$2,031	$1,910	$1,715
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.25%	1.23%	1.27%	1.54%	1.38%	1.25%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.25%	1.23%	1.27%	1.54%	1.38%	1.25%
Ratio of Net Investment Income/(Loss)	(0.05)%	(0.21)%	0.00%(4)	(0.23)%	(0.35)%	(0.18)%
Portfolio Turnover Rate	37%	116%	51%	70%	61%	66%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through September 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) Less than $0.005%.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Contrarian Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$19.89	$18.53	$18.55	$23.09	$18.48	$13.87
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(1)	—(1)(2)	0.04(1)	—(1)(2)	(0.01)(1)	(0.05)
Net realized and unrealized gain/(loss)	1.03	2.04	0.44	(2.25)	4.62	4.69
Total from Investment Operations	1.05	2.04	0.48	(2.25)	4.61	4.64
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	(0.01)	—	(0.03)
Distributions (from capital gains)	(1.47)	(0.68)	(0.50)	(2.28)	—	—
Total Dividends and Distributions	(1.47)	(0.68)	(0.50)	(2.29)	—	(0.03)
Net Asset Value, End of Period	$19.47	$19.89	$18.53	$18.55	$23.09	$18.48
Total Return*	5.49%	11.05%	2.65%	(10.92)%	24.95%	33.50%
Net Assets, End of Period (in thousands)	$3,359	$3,842	$4,052	$4,578	$6,346	$2,022
Average Net Assets for the Period (in thousands)	$3,493	$3,920	$4,208	$6,905	$5,130	$1,850
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.99%	0.98%	1.04%	1.29%	1.16%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.99%	0.97%	1.03%	1.28%	1.15%	0.99%
Ratio of Net Investment Income/(Loss)	0.21%	0.00%(3)	0.22%	0.01%	(0.05)%	0.07%
Portfolio Turnover Rate	37%	116%	51%	70%	61%	66%

Class T Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$19.95	$18.58	$18.62	$23.15	$18.51	$13.96
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.05(1)	0.05(1)	0.09(1)	0.06(1)	0.03(1)	0.05
Net realized and unrealized gain/(loss)	1.03	2.05	0.43	(2.26)	4.64	4.63
Total from Investment Operations	1.08	2.10	0.52	(2.20)	4.67	4.68
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.05)	(0.06)	(0.05)	(0.03)	(0.13)
Distributions (from capital gains)	(1.47)	(0.68)	(0.50)	(2.28)	—	—
Total Dividends and Distributions	(1.52)	(0.73)	(0.56)	(2.33)	(0.03)	(0.13)
Net Asset Value, End of Period	$19.51	$19.95	$18.58	$18.62	$23.15	$18.51
Total Return*	5.63%	11.35%	2.87%	(10.68)%	25.24%	33.76%
Net Assets, End of Period (in thousands)	$633,610	$672,788	$754,333	$940,738	$1,308,109	$985,916
Average Net Assets for the Period (in thousands)	$655,076	$741,874	$814,169	$1,252,238	$1,238,665	$894,444
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.74%	0.73%	0.79%	1.04%	0.89%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%	0.72%	0.77%	1.02%	0.89%	0.75%
Ratio of Net Investment Income/(Loss)	0.47%	0.26%	0.48%	0.27%	0.16%	0.34%
Portfolio Turnover Rate	37%	116%	51%	70%	61%	66%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

22	MARCH 31, 2018

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Contrarian Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as nondiversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are

Janus Investment Fund	23

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

24	MARCH 31, 2018

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2018.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $98,447,984 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Financial assets of $14,905,206 were transferred out of Level 3 to Level 2 since certain security’s prices were determined using other significant observable inputs at the end of the current fiscal year and significant unobservable inputs at the end of the prior fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Janus Investment Fund	25

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2018 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

26	MARCH 31, 2018

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the

Janus Investment Fund	27

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

28	MARCH 31, 2018

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments as of March 31, 2018” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Deutsche Bank AG	$48,942,263	$—	$(48,942,263)	$—
HSBC Securities (USA), Inc.	76,494	(2,866)	—	73,628

Total	$49,018,757	$(2,866)	$(48,942,263)	$73,628
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

HSBC Securities (USA), Inc.	$2,866	$(2,866)	$—	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

Janus Investment Fund	29

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The Fund generally does not exchange collateral on its forward currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S.

30	MARCH 31, 2018

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of March 31, 2018, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $48,942,263 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2018 is $50,003,460, resulting in the net amount due to the counterparty of $1,061,196.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the S&P 500® Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus

Janus Investment Fund	31

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

any Performance Adjustment. For the period ended March 31, 2018, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.45%.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees (if applicable), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.83% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2019. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer

32	MARCH 31, 2018

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Total compensation of $268,180 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2018. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $240,213 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2018.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no

Janus Investment Fund	33

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2018 can be found in a table located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2018, Janus Henderson Distributors retained upfront sales charges of $1,417.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2018.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2018, redeeming shareholders of Class C Shares paid CDSCs of $255.

As of March 31, 2018, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	69	1
Class R Shares	-	-
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2018, the Fund engaged in cross trades amounting to $3,008,835 in purchases and $4,751,563 in sales, resulting in a net realized gain of $346,678. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing

34	MARCH 31, 2018

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2017
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(2,708,558)	$ (922,145)	$ (3,630,703)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2018 are noted below. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,340,097,753	$330,593,893	$(62,980,015)	$ 267,613,878

Information on the tax components of derivatives as of March 31, 2018 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ -	$ 76,494	$ (2,866)	$ 73,628

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Janus Investment Fund	35

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended March 31, 2018		Year ended September 30, 2017(1)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	56,103	$ 1,094,833	266,100	$ 5,230,826
Reinvested dividends and distributions	43,596	825,705	72,537	1,431,885
Shares repurchased	(161,032)	(3,167,003)	(2,518,531)	(49,215,084)
Net Increase/(Decrease)	(61,333)	$ (1,246,465)	(2,179,894)	$ (42,552,373)
Class C Shares:
Shares sold	25,089	$ 451,658	76,862	$ 1,440,246
Reinvested dividends and distributions	86,158	1,530,158	57,617	1,079,157
Shares repurchased	(439,618)	(8,126,616)	(1,342,255)	(24,558,184)
Net Increase/(Decrease)	(328,371)	$ (6,144,800)	(1,207,776)	$ (22,038,781)
Class D Shares:
Shares sold	818,688	$ 16,114,398	1,995,023	$ 39,320,595
Reinvested dividends and distributions	6,992,332	132,434,739	3,548,990	70,163,548
Shares repurchased	(7,520,181)	(148,433,141)	(12,602,849)	(247,176,343)
Net Increase/(Decrease)	290,839	$ 115,996	(7,058,836)	$(137,692,200)
Class I Shares:
Shares sold	506,812	$ 10,071,910	3,360,618	$ 66,133,878
Reinvested dividends and distributions	211,245	4,003,084	149,795	2,962,946
Shares repurchased	(1,792,362)	(35,504,022)	(4,772,468)	(92,959,590)
Net Increase/(Decrease)	(1,074,305)	$(21,429,028)	(1,262,055)	$ (23,862,766)
Class N Shares:
Shares sold	408,807	$ 8,126,518	985,246	$ 18,869,039
Reinvested dividends and distributions	97,020	1,833,679	-	-
Shares repurchased	(233,522)	(4,637,383)	(6,896)	(135,145)
Net Increase/(Decrease)	272,305	$ 5,322,814	978,350	$ 18,733,894
Class R Shares:
Shares sold	3,297	$ 62,996	10,734	$ 207,603
Reinvested dividends and distributions	2,658	49,098	1,855	35,915
Shares repurchased	(10,056)	(192,880)	(32,733)	(631,436)
Net Increase/(Decrease)	(4,101)	$ (80,786)	(20,144)	$ (387,918)
Class S Shares:
Shares sold	6,106	$ 122,252	14,331	$ 280,026
Reinvested dividends and distributions	12,981	245,468	6,828	134,790
Shares repurchased	(39,715)	(790,087)	(46,672)	(885,499)
Net Increase/(Decrease)	(20,628)	$ (422,367)	(25,513)	$ (470,683)
Class T Shares:
Shares sold	1,202,492	$ 23,735,724	2,495,432	$ 49,053,633
Reinvested dividends and distributions	2,517,400	47,679,561	1,407,698	27,816,109
Shares repurchased	(4,961,104)	(97,767,103)	(10,778,428)	(211,356,676)
Net Increase/(Decrease)	(1,241,212)	$(26,351,818)	(6,875,298)	$(134,486,934)
(1)	Period from August 4, 2017 (inception date) through September 30, 2017 for Class N Shares.

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$948,759,084	$1,085,714,083	$ -	$ -

36	MARCH 31, 2018

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	37

Janus Henderson Contrarian Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

38	MARCH 31, 2018

Janus Henderson Contrarian Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

Janus Investment Fund	39

Janus Henderson Contrarian Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

40	MARCH 31, 2018

Janus Henderson Contrarian Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

Janus Investment Fund	41

Janus Henderson Contrarian Fund

Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

42	MARCH 31, 2018

Janus Henderson Contrarian Fund

Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Investment Fund	43

Janus Henderson Contrarian Fund

Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

44	MARCH 31, 2018

Janus Henderson Contrarian Fund

Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

Janus Investment Fund	45

Janus Henderson Contrarian Fund

Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

46	MARCH 31, 2018

Janus Henderson Contrarian Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Janus Investment Fund	47

Janus Henderson Contrarian Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

48	MARCH 31, 2018

Janus Henderson Contrarian Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	49

Janus Henderson Contrarian Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

50	MARCH 31, 2018

Janus Henderson Contrarian Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	51

Janus Henderson Contrarian Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

52	MARCH 31, 2018

Janus Henderson Contrarian Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	53

Janus Henderson Contrarian Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

54	MARCH 31, 2018

Janus Henderson Contrarian Fund

Notes

NotesPage1

Janus Investment Fund	55

Janus Henderson Contrarian Fund

Notes

NotesPage2

56	MARCH 31, 2018

Janus Henderson Contrarian Fund

Notes

NotesPage3

Janus Investment Fund	57

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-24-93038 05-18

SEMIANNUAL REPORT March 31, 2018

Janus Henderson Emerging Markets Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Emerging Markets Fund

Janus Henderson Emerging Markets Fund (unaudited)

FUND SNAPSHOT

The Janus Henderson Emerging Markets Fund aims to achieve a long-term return in excess of the return that is typically achieved from emerging equity markets. The investment team is comprised of bottom-up investors seeking to create high-conviction portfolios of reasonably valued, high-quality companies.

Michael Cahoon co-portfolio manager	Glen Finegan co-portfolio manager

PERFORMANCE

The Janus Henderson Emerging Markets Fund produced a positive absolute return over the six-month period ended March 31, 2018, but underperformed its benchmark, the MSCI Emerging Markets IndexSM. The Fund’s I shares returned 7.05% while the MSCI Emerging Markets Index returned 8.96%.

INVESTMENT ENVIRONMENT

Emerging market equities rose strongly in U.S. dollar terms over the period. This was despite a choppier market in the first quarter of 2018 as concerns relating to high stock market valuations and U.S. central bank policy, a potential trade war between the U.S. and China, and increasing geopolitical tensions in the Middle East led to increased volatility.

PERFORMANCE DISCUSSION

South African bank Standard Bank was the Fund’s most significant positive contributor over the period. Standard Bank is a well-managed bank that has been expanding across the African continent. The group is targeting a 20% contribution to group earnings from Africa ex South Africa, operating in markets we believe have significant potential such as Nigeria. As emerging economies develop, incomes rise and a middle class emerges, the demand for banking services is expected to increase and we believe Standard Bank is well positioned to benefit from this demographically driven opportunity.

Duratex also contributed to positive to performance. Duratex manufactures and sells reconstituted wood panels and laminated floors through its wood products division, and bathroom fixtures and fittings through its Deca arm. The company’s two controlling shareholder groups are owned by the Setubal, Villela and Seibel families who have focused on maintaining a conservative balance sheet so that the business can ride out any economically induced storms. This conservatism allowed them to allocate capital and make acquisitions at attractive prices through the economic downturn in 2014 and 2015.

Grasim Industries and its parent, the family-owned Aditya Birla Capital, both detracted from performance. Grasim is a diversified Indian conglomerate, with cement operations through its majority ownership of India's leading producer, Ultratech Cement, as well as businesses in textiles and chemicals production. The Birlas are a respected family who have built some strong brands, and have an impressive track record of corporate governance and creating value for shareholders.

OUTLOOK

We believe that it is important to stick to our belief of not compromising on quality, maintaining a long-term investment approach and applying a strict valuation discipline. While we are concerned by currently high levels of appetite for risk within emerging markets, with a long-term perspective we remain positive about the opportunities for equity investors within the asset class created by supportive demographic trends, such as population and middle-income consumer growth, within some parts of the developing world.

Thank you for your investment in the Janus Henderson Emerging Markets Fund.

Janus Investment Fund	1

Janus Henderson Emerging Markets Fund (unaudited)

Fund At A Glance

March 31, 2018

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Standard Bank Group Ltd	1.51%	PZ Cussons PLC	-0.52%
	African Oxygen Ltd	0.68%	Newcrest Mining Ltd	-0.27%
	Tiger Brands Ltd	0.63%	Uni-President China Holdings Ltd	-0.27%
	Duratex SA	0.61%	Grasim Industries Ltd	-0.26%
	LG Household & Health Care Ltd	0.57%	Aditya Birla Capital Ltd	-0.24%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI Emerging Markets Index (Net)
		Contribution	(Average % of Equity)	Weighting
	Consumer Discretionary	0.53%	5.34%	10.08%
	Industrials	0.29%	6.49%	5.26%
	Real Estate	0.23%	0.00%	2.79%
	Telecom Services	0.05%	3.05%	4.74%
	Information Technology	-0.01%	7.67%	27.99%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI Emerging Markets Index (Net)
		Contribution	(Average % of Equity)	Weighting
	Consumer Staples	-0.77%	32.77%	6.35%
	Other**	-0.60%	6.55%	0.00%
	Energy	-0.43%	0.94%	6.92%
	Health Care	-0.40%	1.58%	2.57%
	Materials	-0.37%	13.09%	7.28%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

2	MARCH 31, 2018

Janus Henderson Emerging Markets Fund (unaudited)

Fund At A Glance

March 31, 2018

5 Largest Equity Holdings - (% of Net Assets)
Tiger Brands Ltd
Food Products	5.0%
Uni-President Enterprises Corp
Food Products	4.0%
Banco Bradesco SA
Banks	3.1%
Duratex SA
Paper & Forest Products	3.0%
Grasim Industries Ltd
Construction Materials	2.9%
18.0%

Asset Allocation - (% of Net Assets)
Common Stocks	92.4%
Investment Companies	6.3%
Preferred Stocks	1.1%
Other	0.2%
100.0%

Emerging markets comprised 80.8% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2018	As of September 30, 2017

Janus Investment Fund	3

Janus Henderson Emerging Markets Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2018					per the January 26, 2018 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	7.02%	15.25%	4.70%	1.91%	1.48%	1.33%
Class A Shares at MOP	0.89%	8.59%	3.47%	1.08%
Class C Shares at NAV	6.53%	14.31%	3.89%	1.14%	2.33%	2.10%
Class C Shares at CDSC	5.53%	13.31%	3.89%	1.14%
Class D Shares(1)	7.13%	15.39%	4.68%	1.88%	1.38%	1.19%
Class I Shares	7.05%	15.59%	4.96%	2.16%	1.26%	1.11%
Class N Shares	7.14%	15.69%	4.82%	1.98%	1.16%	1.03%
Class S Shares	6.87%	15.01%	4.36%	1.56%	1.66%	1.54%
Class T Shares	6.99%	15.33%	4.61%	1.81%	1.44%	1.29%
MSCI Emerging Markets Index (Net)	8.96%	24.93%	4.99%	2.67%
MSCI Emerging Markets Index (Gross)	9.08%	25.37%	5.37%	3.02%
Morningstar Quartile - Class I Shares	-	4th	2nd	3rd
Morningstar Ranking - based on total returns for Diversified Emerging Markets Funds	-	758/849	273/586	280/413

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

4	MARCH 31, 2018

Janus Henderson Emerging Markets Fund (unaudited)

Performance

Net expense ratios reflect the expense waiver, if any, contractually agreed to through February 1, 2019.

The expense ratios shown are estimated.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Returns of the Fund shown prior to June 5, 2017 are those for Henderson Emerging Markets Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares, Class C Shares and Class I Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on December 31, 2010. Class R6 Shares of the Predecessor Fund commenced operations on November 30, 2015. Class D Shares, Class S Shares, and Class T Shares commenced operations on June 5, 2017.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Janus Investment Fund	5

Janus Henderson Emerging Markets Fund (unaudited)

Performance

Effective 6/5/17, the Fund’s performance is compared to the MSCI Emerging Markets Index net of foreign withholding taxes. Previously, the Predecessor Fund used the MSCI Emerging Markets Index gross of foreign withholding taxes. The net version of the benchmark is believed to more closely reflect the Fund’s investment universe.

*The Predecessor Fund’s inception date – December 31, 2010

(1) Closed to certain new investors.

6	MARCH 31, 2018

Janus Henderson Emerging Markets Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/17)	Ending Account Value (3/31/18)	Expenses Paid During Period (10/1/17 - 3/31/18)†	Beginning Account Value (10/1/17)	Ending Account Value (3/31/18)	Expenses Paid During Period (10/1/17 - 3/31/18)†	Net Annualized Expense Ratio (10/1/17 - 3/31/18)
Class A Shares	$1,000.00	$1,070.20	$6.81	$1,000.00	$1,018.35	$6.64	1.32%
Class C Shares	$1,000.00	$1,065.30	$10.71	$1,000.00	$1,014.56	$10.45	2.08%
Class D Shares	$1,000.00	$1,071.30	$5.78	$1,000.00	$1,019.35	$5.64	1.12%
Class I Shares	$1,000.00	$1,070.50	$5.68	$1,000.00	$1,019.45	$5.54	1.10%
Class N Shares	$1,000.00	$1,071.40	$5.37	$1,000.00	$1,019.75	$5.24	1.04%
Class S Shares	$1,000.00	$1,068.70	$7.79	$1,000.00	$1,017.40	$7.59	1.51%
Class T Shares	$1,000.00	$1,069.90	$6.55	$1,000.00	$1,018.60	$6.39	1.27%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Emerging Markets Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – 92.4%
Auto Components – 1.4%
Fuyao Glass Industry Group Co Ltd (144A)	260,800	$1,012,917
Mahle-Metal Leve SA	254,632	1,897,591
		2,910,508
Banks – 12.3%
Banco Bradesco SA	566,276	6,599,406
City Union Bank Ltd	378,578	1,008,271
Commercial International Bank Egypt SAE (GDR)	608,958	3,095,542
Guaranty Trust Bank PLC	2,986,163	371,133
Guaranty Trust Bank PLC (GDR)	297,309	1,768,989
IDFC Bank Ltd	1,038,289	757,773
Itau Unibanco Holding SA (ADR)	52,751	822,916
Kasikornbank PCL	377,600	2,577,728
Komercni banka as	58,544	2,673,358
Standard Bank Group Ltd	328,238	6,075,759
		25,750,875
Beverages – 8.0%
Cia Cervecerias Unidas SA (ADR)	203,104	5,973,289
Fomento Economico Mexicano SAB de CV	42,126	385,687
Fomento Economico Mexicano SAB de CV (ADR)	30,353	2,775,175
Guinness Nigeria PLC	2,794,559	809,450
Heineken Holding NV	56,360	5,810,790
Nigerian Breweries PLC	2,791,539	1,010,881
		16,765,272
Capital Markets – 1.0%
Aditya Birla Capital Ltd*	935,017	2,110,250
Chemicals – 1.7%
African Oxygen Ltd	1,381,868	3,633,590
Construction Materials – 2.9%
Grasim Industries Ltd	377,661	6,116,870
Containers & Packaging – 1.9%
Greatview Aseptic Packaging Co Ltd	2,872,000	1,931,596
Nampak Ltd*	1,515,266	1,945,941
		3,877,537
Diversified Financial Services – 1.1%
Remgro Ltd	123,708	2,324,683
Electric Utilities – 1.0%
Tata Power Co Ltd	1,796,477	2,184,654
Electronic Equipment, Instruments & Components – 2.1%
Chroma ATE Inc	115,000	716,883
Delta Electronics Inc	418,465	1,882,952
Delta Electronics Thailand PCL	873,700	1,856,223
		4,456,058
Food & Staples Retailing – 0.8%
Shoprite Holdings Ltd	81,117	1,733,912
Food Products – 17.5%
Century Pacific Food Inc	4,178,800	1,371,968
China Mengniu Dairy Co Ltd	672,800	2,329,116
Grupo Herdez SAB de CV	1,534,097	3,914,023
Nestle Nigeria PLC	405,792	1,562,312
Standard Foods Corp	1,337,041	3,153,880
Tiger Brands Ltd	333,064	10,471,998
Uni-President China Holdings Ltd	4,477,000	3,893,776
Uni-President Enterprises Corp	3,512,280	8,289,413
Universal Robina Corp	582,820	1,701,667
		36,688,153
Gas Utilities – 0.6%
China Resources Gas Group Ltd	368,000	1,285,316
Hotels, Restaurants & Leisure – 0.6%
City Lodge Hotels Ltd	85,914	1,201,858

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2018

Janus Henderson Emerging Markets Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – (continued)
Household Durables – 0.5%
Steinhoff Africa Retail Ltd*	635,516	$1,130,728
Household Products – 2.2%
PZ Cussons PLC	950,273	3,048,125
Vinda International Holdings Ltd	872,000	1,537,467
		4,585,592
Independent Power and Renewable Electricity Producers – 0.9%
Engie Brasil Energia SA	158,619	1,881,709
Industrial Conglomerates – 4.7%
LG Corp	63,356	5,196,297
Quinenco SA	1,387,821	4,666,703
		9,863,000
Information Technology Services – 4.1%
Cognizant Technology Solutions Corp	24,178	1,946,329
Infosys Ltd	126,071	2,200,290
Tata Consultancy Services Ltd	99,155	4,347,310
		8,493,929
Insurance – 0.7%
Samsung Fire & Marine Insurance Co Ltd	6,129	1,545,069
Leisure Products – 1.6%
Merida Industry Co Ltd	715,000	3,379,439
Machinery – 0.9%
WEG SA	262,403	1,797,313
Marine – 0.6%
Cia Sud Americana de Vapores SA*	27,063,672	1,176,467
Metals & Mining – 3.4%
Antofagasta PLC	94,101	1,218,014
Newcrest Mining Ltd	389,403	5,853,047
		7,071,061
Oil, Gas & Consumable Fuels – 1.0%
Cairn Energy PLC*	709,487	2,053,254
International Petroleum Ltd*,¢	955,965	0
Paper & Forest Products – 3.0%
Duratex SA	1,738,661	6,241,482
Personal Products – 4.0%
LG Household & Health Care Ltd	1,722	1,934,129
Natura Cosmeticos SA	217,414	2,107,618
Unilever PLC	77,682	4,315,917
		8,357,664
Pharmaceuticals – 1.5%
Genomma Lab Internacional SAB de CV*	590,373	641,877
Mega Lifesciences PCL	1,716,700	2,439,948
		3,081,825
Technology Hardware, Storage & Peripherals – 1.1%
Asustek Computer Inc	245,000	2,302,336
Textiles, Apparel & Luxury Goods – 1.6%
Stella International Holdings Ltd	713,000	950,743
Yue Yuen Industrial Holdings Ltd	600,800	2,399,618
		3,350,361
Thrifts & Mortgage Finance – 2.4%
Housing Development Finance Corp Ltd	175,665	4,941,177
Water Utilities – 2.7%
Inversiones Aguas Metropolitanas SA	2,548,292	4,691,577
Manila Water Co Inc	1,880,000	1,002,193
		5,693,770
Wireless Telecommunication Services – 2.6%
Empresa Nacional de Telecomunicaciones SA	175,718	2,017,554
Idea Cellular Ltd*	2,185,834	2,556,415

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Emerging Markets Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – (continued)
Wireless Telecommunication Services – (continued)
XL Axiata Tbk PT*	4,596,775	$844,321
		5,418,290
Total Common Stocks (cost $168,261,373)		193,404,002
Preferred Stocks – 1.1%
Beverages – 1.1%
Embotelladora Andina SA (cost $1,935,916)	544,004	2,344,068
Investment Companies – 6.3%
Money Markets – 6.3%
Fidelity Investments Money Market Treasury Portfolio, 1.4900%ºº (cost $13,197,324)	13,197,324	13,197,324
Total Investments (total cost $183,394,613) – 99.8%		208,945,394
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		356,822
Net Assets – 100%		$209,302,216

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
South Africa	$28,518,469	13.6%
India	26,223,010	12.6
Brazil	21,348,035	10.2
Chile	20,869,658	10.0
Taiwan	19,724,903	9.4
United States	15,143,653	7.2
China	12,940,931	6.2
United Kingdom	10,635,310	5.1
South Korea	8,675,495	4.2
Mexico	7,716,762	3.7
Thailand	6,873,899	3.3
Australia	5,853,047	2.8
Netherlands	5,810,790	2.8
Nigeria	5,522,765	2.6
Philippines	4,075,828	2.0
Egypt	3,095,542	1.5
Czech Republic	2,673,358	1.3
Hong Kong	2,399,618	1.1
Indonesia	844,321	0.4

Total	$208,945,394	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2018

Janus Henderson Emerging Markets Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI Emerging Markets IndexSM	MSCI Emerging Markets IndexSM reflects the equity market performance of emerging markets.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PCL	Public Company Limited
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2018 is $1,012,917, which represents 0.5% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2018.

¢	Security is valued using significant unobservable inputs.

Janus Investment Fund	11

Janus Henderson Emerging Markets Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Auto Components	$1,897,591	$1,012,917	$-
Banks	9,191,311	16,559,564	-
Beverages	8,748,464	8,016,808	-
Capital Markets	-	2,110,250	-
Chemicals	-	3,633,590	-
Construction Materials	-	6,116,870	-
Containers & Packaging	-	3,877,537	-
Diversified Financial Services	-	2,324,683	-
Electric Utilities	-	2,184,654	-
Electronic Equipment, Instruments & Components	-	4,456,058	-
Food & Staples Retailing	-	1,733,912	-
Food Products	-	36,688,153	-
Gas Utilities	-	1,285,316	-
Hotels, Restaurants & Leisure	-	1,201,858	-
Household Durables	-	1,130,728	-
Household Products	-	4,585,592	-
Industrial Conglomerates	4,666,703	5,196,297	-
Information Technology Services	1,946,329	6,547,600	-
Insurance	-	1,545,069	-
Leisure Products	-	3,379,439	-
Metals & Mining	-	7,071,061	-
Oil, Gas & Consumable Fuels	-	2,053,254	0
Personal Products	2,107,618	6,250,046	-
Pharmaceuticals	-	3,081,825	-
Technology Hardware, Storage & Peripherals	-	2,302,336	-
Textiles, Apparel & Luxury Goods	-	3,350,361	-
Thrifts & Mortgage Finance	-	4,941,177	-
Water Utilities	4,691,577	1,002,193	-
Wireless Telecommunication Services	2,017,554	3,400,736	-
All Other	11,096,971	-	-
Preferred Stocks	-	2,344,068	-
Investment Companies	13,197,324	-	-
Total Assets	$59,561,442	$149,383,952	$0

12	MARCH 31, 2018

Janus Henderson Emerging Markets Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2018

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$208,945,394
Cash denominated in foreign currency(2)	12,402
Non-interested Trustees' deferred compensation	4,198
Receivables:
Investments sold	611,572
Dividends	446,838
Fund shares sold	163,299
Foreign tax reclaims	1,043
Other assets	18,724
Total Assets	210,203,470
Liabilities:
Payables:	—
Investments purchased	578,186
Advisory fees	172,788
Transfer agent fees and expenses	29,439
Foreign tax liability	22,329
Fund shares repurchased	20,914
Custodian fees	19,457
Professional fees	18,445
12b-1 Distribution and shareholder servicing fees	12,337
Non-interested Trustees' deferred compensation fees	4,198
Non-interested Trustees' fees and expenses	1,552
Fund administration fees	1,427
Accrued expenses and other payables	20,182
Total Liabilities	901,254
Net Assets	$209,302,216

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Emerging Markets Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2018

Net Assets Consist of:
Capital (par value and paid-in surplus)	$181,677,717
Undistributed net investment income/(loss)	(248,327)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	2,344,910
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(3)	25,527,916
Total Net Assets	$209,302,216
Net Assets - Class A Shares	$16,858,909
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,565,580
Net Asset Value Per Share(4)	$10.77
Maximum Offering Price Per Share(5)	$11.43
Net Assets - Class C Shares	$9,445,116
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	907,781
Net Asset Value Per Share(4)	$10.40
Net Assets - Class D Shares	$16,809,287
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,553,612
Net Asset Value Per Share	$10.82
Net Assets - Class I Shares	$126,671,033
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,716,711
Net Asset Value Per Share	$10.81
Net Assets - Class N Shares	$30,071,839
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,780,178
Net Asset Value Per Share	$10.82
Net Assets - Class S Shares	$1,389,852
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	128,565
Net Asset Value Per Share	$10.81
Net Assets - Class T Shares	$8,056,180
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	744,808
Net Asset Value Per Share	$10.82

(1) Includes cost of $183,394,613.

(2)  Includes cost of $12,402.

(3) Includes $22,328 of foreign capital gains tax on investments.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	MARCH 31, 2018

Janus Henderson Emerging Markets Fund

Statement of Operations (unaudited)

For the period ended March 31, 2018

See footnotes at the end of the Statement.

Investment Income:
Dividends	$1,500,339
Other income	63,717
Foreign tax withheld	(207,041)
Total Investment Income	1,357,015
Expenses:
Advisory fees	1,023,222
12b-1 Distribution and shareholder servicing fees:
Class A Shares	20,387
Class C Shares	46,755
Class S Shares	820
Transfer agent administrative fees and expenses:
Class D Shares	9,895
Class S Shares	820
Class T Shares	10,098
Transfer agent networking and omnibus fees:
Class A Shares	1,755
Class C Shares	2,031
Class I Shares	36,793
Other transfer agent fees and expenses:
Class A Shares	1,013
Class C Shares	514
Class D Shares	752
Class I Shares	2,064
Class N Shares	574
Class T Shares	30
Custodian fees	64,826
Registration fees	36,589
Professional fees	34,346
Shareholder reports expense	14,045
Fund administration fees	7,981
Non-interested Trustees’ fees and expenses	3,105
Other expenses	3,691
Total Expenses	1,322,106
Less: Excess Expense Reimbursement and Waivers	(131,802)
Net Expenses	1,190,304
Net Investment Income/(Loss)	166,711

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Emerging Markets Fund

Statement of Operations (unaudited)

For the period ended March 31, 2018

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions(1)	$4,977,787
Total Net Realized Gain/(Loss) on Investments	4,977,787
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation(2)	8,505,906
Total Change in Unrealized Net Appreciation/Depreciation	8,505,906
Net Increase/(Decrease) in Net Assets Resulting from Operations	$13,650,404

(1) Includes realized foreign capital gains tax on investments of $(14,734). (2) Includes change in unrealized appreciation/depreciation of $5,451 due to foreign capital gains tax on investments.

See Notes to Financial Statements.

16	MARCH 31, 2018

Janus Henderson Emerging Markets Fund

Statements of Changes in Net Assets

	Period ended March 31, 2018	Period ended September 30, 2017(1)	Year ended July 31, 2017(2)

Operations:
Net investment income/(loss)	$166,711	$795,495	$1,596,268
Net realized gain/(loss) on investments	4,977,787	980,181	6,353,838
Change in unrealized net appreciation/depreciation	8,505,906	1,609,480	5,444,904
Net Increase/(Decrease) in Net Assets Resulting from Operations	13,650,404	3,385,156	13,395,010
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(141,346)	—	(84,478)
Class C Shares	(10,413)	—	(10,078)
Class D Shares	(160,386)	—	—
Class I Shares	(1,353,933)	—	(467,218)
Class N Shares	(325,400)	—	(18,614)
Class S Shares	(2,825)	—	—
Class T Shares	(78,538)	—	—
Total Dividends from Net Investment Income	(2,072,841)	—	(580,388)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(318,486)	—	—
Class C Shares	(189,640)	—	—
Class D Shares	(314,877)	—	—
Class I Shares	(2,387,566)	—	—
Class N Shares	(577,042)	—	—
Class S Shares	(6,488)	—	—
Class T Shares	(159,138)	—	—
Total Distributions from Net Realized Gain from Investment Transactions	(3,953,237)	—	—
Net Decrease from Dividends and Distributions to Shareholders	(6,026,078)	—	(580,388)
Capital Share Transactions:
Class A Shares	688,014	180,695	6,952,439
Class C Shares	48,521	350,563	4,245,080
Class D Shares	159,901	(761,157)	16,083,829
Class I Shares	9,343,684	3,603,991	62,540,753
Class N Shares	(12,527,691)	(307,870)	38,887,654
Class S Shares	1,096,442	7,058	296,026
Class T Shares	(7,336)	6,742	7,394,663
Net Increase/(Decrease) from Capital Share Transactions	(1,198,465)	3,080,022	136,400,444
Net Increase/(Decrease) in Net Assets	6,425,861	6,465,178	149,215,066
Net Assets:
Beginning of period	202,876,355	196,411,177	47,196,111
End of period	$209,302,216	$202,876,355	$196,411,177

Undistributed Net Investment Income/(Loss)	$(248,327)	$1,657,803	$912,164

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from June 5, 2017 (inception date) through July 31, 2017 for Class D Shares, Class S Shares and Class T Shares.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Emerging Markets Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and the period ended September 30, 2017	2018	2017(1)
Net Asset Value, Beginning of Period	$10.36	$10.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	—(3)	0.04
Net realized and unrealized gain/(loss)	0.72	0.13
Total from Investment Operations	0.72	0.17
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	—
Distributions (from capital gains)	(0.21)	—
Total Dividends and Distributions	(0.31)	—
Net Asset Value, End of Period	$10.77	$10.36
Total Return*	7.02%	1.67%
Net Assets, End of Period (in thousands)	$16,859	$15,562
Average Net Assets for the Period (in thousands)	$16,348	$15,471
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.45%	1.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.32%	1.46%
Ratio of Net Investment Income/(Loss)	0.01%	2.18%
Portfolio Turnover Rate	12%	2%

Class C Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and the period ended September 30, 2017	2018	2017(1)
Net Asset Value, Beginning of Period	$9.98	$9.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.04)	0.02
Net realized and unrealized gain/(loss)	0.68	0.13
Total from Investment Operations	0.64	0.15
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	—
Distributions (from capital gains)	(0.21)	—
Total Dividends and Distributions	(0.22)	—
Net Asset Value, End of Period	$10.40	$9.98
Total Return*	6.53%	1.53%
Net Assets, End of Period (in thousands)	$9,445	$9,017
Average Net Assets for the Period (in thousands)	$9,374	$8,877
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.22%	2.65%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.08%	2.35%
Ratio of Net Investment Income/(Loss)	(0.75)%	1.29%
Portfolio Turnover Rate	12%	2%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18	MARCH 31, 2018

Janus Henderson Emerging Markets Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended July 31	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$9.10	$8.60	$9.82		$8.49	$7.97
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.13	0.02		0.02	0.01
Net realized and unrealized gain/(loss)	1.05	0.39	(1.24)		1.31	0.56
Total from Investment Operations	1.15	0.52	(1.22)		1.33	0.57
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.02)	—		—	(0.05)
Distributions (from capital gains)	—	—	—		—	—
Total Dividends and Distributions	(0.06)	(0.02)	—		—	(0.05)
Net Asset Value, End of Period	$10.19	$9.10	$8.60		$9.82	$8.49
Total Return*	12.80%	6.07%	(12.42)%		15.67%	7.16%
Net Assets, End of Period (in thousands)	$15,124	$6,510	$8,272		$8,656	$8,930
Average Net Assets for the Period (in thousands)	$12,523	$5,958	$8,108		$10,236	$8,756
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.76%	2.36%(2)	2.13%		1.97%	2.15%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.54%	1.79%	1.79%		1.79%	1.79%
Ratio of Net Investment Income/(Loss)	1.05%	1.64%	0.21%		0.26%	0.09%
Portfolio Turnover Rate	32%	86%	148%		97%	126%
				1

Class C Shares
For a share outstanding during the year ended July 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$8.79	$8.35	$9.61	$8.37	$7.89
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03	0.06	(0.06)	(0.04)	(0.05)
Net realized and unrealized gain/(loss)	1.02	0.38	(1.20)	1.28	0.55
Total from Investment Operations	1.05	0.44	(1.26)	1.24	0.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	—	—	—	(0.02)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.01)	—	—	—	(0.02)
Net Asset Value, End of Period	$9.83	$8.79	$8.35	$9.61	$8.37
Total Return*	12.03%	5.27%	(13.11)%	14.81%	6.33%
Net Assets, End of Period (in thousands)	$8,530	$3,553	$3,049	$4,036	$3,169
Average Net Assets for the Period (in thousands)	$6,219	$3,028	$3,471	$3,584	$3,046
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.53%	3.16%(2)	2.90%	2.74%	2.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.29%	2.54%	2.54%	2.54%	2.54%
Ratio of Net Investment Income/(Loss)	0.37%	0.70%	(0.62)%	(0.42)%	(0.60)%
Portfolio Turnover Rate	32%	86%	148%	97%	126%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.07% higher had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Emerging Markets Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and the period ended September 30, 2017	2018	2017(1)
Net Asset Value, Beginning of Period	$10.41	$10.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01	0.04
Net realized and unrealized gain/(loss)	0.72	0.13
Total from Investment Operations	0.73	0.17
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	—
Distributions (from capital gains)	(0.21)	—
Total Dividends and Distributions	(0.32)	—
Net Asset Value, End of Period	$10.82	$10.41
Total Return*	7.13%	1.66%
Net Assets, End of Period (in thousands)	$16,809	$16,053
Average Net Assets for the Period (in thousands)	$16,533	$16,501
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.31%	1.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.12%	1.46%
Ratio of Net Investment Income/(Loss)	0.21%	2.18%
Portfolio Turnover Rate	12%	2%

Class I Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and the period ended September 30, 2017	2018	2017(1)
Net Asset Value, Beginning of Period	$10.42	$10.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01	0.04
Net realized and unrealized gain/(loss)	0.71	0.14
Total from Investment Operations	0.72	0.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	—
Distributions (from capital gains)	(0.21)	—
Total Dividends and Distributions	(0.33)	—
Net Asset Value, End of Period	$10.81	$10.42
Total Return*	7.05%	1.76%
Net Assets, End of Period (in thousands)	$126,671	$112,952
Average Net Assets for the Period (in thousands)	$121,807	$110,859
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.23%	1.49%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.10%	1.20%
Ratio of Net Investment Income/(Loss)	0.23%	2.42%
Portfolio Turnover Rate	12%	2%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2018

Janus Henderson Emerging Markets Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended July 31, 2017	2017(1)
Net Asset Value, Beginning of Period	$10.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07
Net realized and unrealized gain/(loss)	0.12
Total from Investment Operations	0.19
Less Dividends and Distributions:
Dividends (from net investment income)	—
Distributions (from capital gains)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$10.24
Total Return*	1.89%
Net Assets, End of Period (in thousands)	$16,527
Average Net Assets for the Period (in thousands)	$14,711
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.32%
Ratio of Net Investment Income/(Loss)	4.63%
Portfolio Turnover Rate	32%

Class I Shares
For a share outstanding during the year ended July 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.13	$8.63	$9.86	$8.49	$7.98
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.15	0.13	0.03	0.05	0.03
Net realized and unrealized gain/(loss)	1.03	0.42	(1.25)	1.32	0.56
Total from Investment Operations	1.18	0.55	(1.22)	1.37	0.59
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.05)	(0.01)	—	(0.08)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.07)	(0.05)	(0.01)	—	(0.08)
Net Asset Value, End of Period	$10.24	$9.13	$8.63	$9.86	$8.49
Total Return*	13.15%	6.41%	(12.34)%	16.14%	7.39%
Net Assets, End of Period (in thousands)	$107,513	$36,815	$12,652	$16,057	$10,773
Average Net Assets for the Period (in thousands)	$62,396	$21,242	$15,071	$13,724	$12,112
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.46%	2.09%(3)	1.85%	1.66%	1.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.27%	1.54%	1.54%	1.54%	1.54%
Ratio of Net Investment Income/(Loss)	1.63%	1.52%	0.37%	0.56%	0.34%
Portfolio Turnover Rate	32%	86%	148%	97%	126%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.07% higher had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Emerging Markets Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and the period ended September 30, 2017	2018	2017(1)
Net Asset Value, Beginning of Period	$10.42	$10.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01	0.05
Net realized and unrealized gain/(loss)	0.72	0.13
Total from Investment Operations	0.73	0.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	—
Distributions (from capital gains)	(0.21)	—
Total Dividends and Distributions	(0.33)	—
Net Asset Value, End of Period	$10.82	$10.42
Total Return*	7.14%	1.76%
Net Assets, End of Period (in thousands)	$30,072	$41,206
Average Net Assets for the Period (in thousands)	$32,361	$41,394
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.15%	1.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.04%	1.05%
Ratio of Net Investment Income/(Loss)	0.25%	2.59%
Portfolio Turnover Rate	12%	2%

Class S Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and the period ended September 30, 2017	2018	2017(1)
Net Asset Value, Beginning of Period	$10.41	$10.23
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	—(3)	0.04
Net realized and unrealized gain/(loss)	0.70	0.14
Total from Investment Operations	0.70	0.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	—
Distributions (from capital gains)	(0.21)	—
Total Dividends and Distributions	(0.30)	—
Net Asset Value, End of Period	$10.81	$10.41
Total Return*	6.87%	1.76%
Net Assets, End of Period (in thousands)	$1,390	$316
Average Net Assets for the Period (in thousands)	$652	$311
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.64%	1.91%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.51%	1.51%
Ratio of Net Investment Income/(Loss)	(0.05)%	2.11%
Portfolio Turnover Rate	12%	2%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

22	MARCH 31, 2018

Janus Henderson Emerging Markets Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended July 31	2017	2016(1)
Net Asset Value, Beginning of Period	$9.13	$8.06
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.40	0.06
Net realized and unrealized gain/(loss)	0.79	1.06
Total from Investment Operations	1.19	1.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.05)
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.08)	(0.05)
Net Asset Value, End of Period	$10.24	$9.13
Total Return*	13.17%	13.92%
Net Assets, End of Period (in thousands)	$40,785	$318
Average Net Assets for the Period (in thousands)	$6,417	$282
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.32%	2.17%(3)
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.24%	1.54%
Ratio of Net Investment Income/(Loss)	4.20%	1.07%
Portfolio Turnover Rate	32%	86%

Class S Shares
For a share outstanding during the period ended July 31, 2017	2017(4)
Net Asset Value, Beginning of Period	$10.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07
Net realized and unrealized gain/(loss)	0.11
Total from Investment Operations	0.18
Less Dividends and Distributions:
Dividends (from net investment income)	—
Distributions (from capital gains)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$10.23
Total Return*	1.79%
Net Assets, End of Period (in thousands)	$304
Average Net Assets for the Period (in thousands)	$266
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.59%
Ratio of Net Investment Income/(Loss)	4.51%
Portfolio Turnover Rate	32%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from November 30, 2015 (inception date) through July 31, 2016.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.07% higher had the custodian not reimbursed the Fund.

(4) Period from June 5, 2017 (inception date) through July 31, 2017.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Emerging Markets Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and the period ended September 30, 2017	2018	2017(1)
Net Asset Value, Beginning of Period	$10.42	$10.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	—(3)	0.04
Net realized and unrealized gain/(loss)	0.72	0.14
Total from Investment Operations	0.72	0.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	—
Distributions (from capital gains)	(0.21)	—
Total Dividends and Distributions	(0.32)	—
Net Asset Value, End of Period	$10.82	$10.42
Total Return*	6.99%	1.76%
Net Assets, End of Period (in thousands)	$8,056	$7,770
Average Net Assets for the Period (in thousands)	$8,099	$7,786
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.41%	1.62%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.27%	1.30%
Ratio of Net Investment Income/(Loss)	0.05%	2.34%
Portfolio Turnover Rate	12%	2%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

24	MARCH 31, 2018

Janus Henderson Emerging Markets Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended July 31, 2017	2017(1)
Net Asset Value, Beginning of Period	$10.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.08
Net realized and unrealized gain/(loss)	0.11
Total from Investment Operations	0.19
Less Dividends and Distributions:
Dividends (from net investment income)	—
Distributions (from capital gains)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$10.24
Total Return*	1.89%
Net Assets, End of Period (in thousands)	$7,629
Average Net Assets for the Period (in thousands)	$6,024
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.42%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.38%
Ratio of Net Investment Income/(Loss)	5.01%
Portfolio Turnover Rate	32%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Emerging Markets Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Emerging Markets Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson Emerging Markets Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial statements and financial highlights. For the fiscal year ended July 31, 2016, and prior periods, the audits of those financial statements were performed by auditors different from the auditors of this report.

The last fiscal year end of the Predecessor Fund was July 31, 2016. The Fund's last fiscal year end was July 31, 2017. Subsequent to July 31, 2017, the Fund changed its fiscal year end to September 30, 2017, to reflect the fiscal year end of certain funds of the Trust. Certain prior year amounts have been reclassified to conform to the current period presentation. Presentation of certain financial statement line item descriptions have been changed to conform to the current period presentation.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

26	MARCH 31, 2018

Janus Henderson Emerging Markets Fund

Notes to Financial Statements (unaudited)

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets

Janus Investment Fund	27

Janus Henderson Emerging Markets Fund

Notes to Financial Statements (unaudited)

and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2018.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $140,403,887 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior period.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

28	MARCH 31, 2018

Janus Henderson Emerging Markets Fund

Notes to Financial Statements (unaudited)

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and

Janus Investment Fund	29

Janus Henderson Emerging Markets Fund

Notes to Financial Statements (unaudited)

the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

30	MARCH 31, 2018

Janus Henderson Emerging Markets Fund

Notes to Financial Statements (unaudited)

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	1.00
Next $1 Billion	0.90
Above $2 Billion	0.85

Effective December 31, 2017, the Fund’s subadvisory agreement with Henderson Investment Management Limited (“HIML”) was terminated. HIML served as subadviser to the Fund. As subadviser, HIML provided day-to-day management of the investment operations of the Fund subject to the general oversight of the Board of Trustees and Janus Capital. HIML is an affiliate of Janus Capital through a common parent company.

Janus Capital paid HIML a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which one or more employees of HGIL may also serve as “associated persons” of Janus Capital. In this capacity, such employees of HGIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 1.03% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2019. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Effective after December 1, 2016 through the period of the Reorganization, HGINA agreed to waive or limit its management fee and, if necessary, to reimburse expenses of the Predecessor Fund in order to limit total annual ordinary operating expenses, including distribution and service fees, but excluding any acquired fund fees and expenses as a result of investing in other funds, as a percentage of average daily net assets was 1.45%, 2.20%, 1.20%, and 1.20% for Class A, Class C, Class I, and Class R6, respectively.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Investment Fund	31

Janus Henderson Emerging Markets Fund

Notes to Financial Statements (unaudited)

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Total compensation of $268,180 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2018. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

32	MARCH 31, 2018

Janus Henderson Emerging Markets Fund

Notes to Financial Statements (unaudited)

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $240,213 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2018.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2018, Janus Henderson Distributors retained upfront sales charges of $3,356.44.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2018.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2018, redeeming shareholders of Class C Shares paid CDSCs of $153.94.

As of March 31, 2018, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-*	-*
Class I Shares	-	-
Class N Shares	-*	-*
Class S Shares	1	-*
Class T Shares	-*	-*

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

Janus Investment Fund	33

Janus Henderson Emerging Markets Fund

Notes to Financial Statements (unaudited)

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2018 are noted below. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 185,168,378	$28,816,820	$ (5,039,804)	$ 23,777,016

5. Capital Share Transactions

	Period ended March 31, 2018		Period ended September 30, 2017(1)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	143,776	$ 1,562,835	50,143	$ 520,399
Reinvested dividends and distributions	43,786	459,318	-	-
Shares repurchased	(123,602)	(1,334,139)	(32,976)	(339,704)
Net Increase/(Decrease)	63,960	$ 688,014	17,167	$ 180,695
Class C Shares:
Shares sold	88,494	$ 921,586	58,101	$ 578,660
Reinvested dividends and distributions	19,689	200,042	-	-
Shares repurchased	(103,769)	(1,073,107)	(22,799)	(228,097)
Net Increase/(Decrease)	4,414	$ 48,521	35,302	$ 350,563
Class D Shares:
Shares sold	292,374	$ 3,194,493	54,740	$ 572,945
Reinvested dividends and distributions	44,501	468,597	-	-
Shares repurchased	(324,658)	(3,503,189)	(127,531)	(1,334,102)
Net Increase/(Decrease)	12,217	$ 159,901	(72,791)	$ (761,157)
Class I Shares:
Shares sold	1,706,811	$ 18,402,329	658,430	$6,922,737
Reinvested dividends and distributions	355,623	3,741,158	-	-
Shares repurchased	(1,187,917)	(12,799,803)	(319,002)	(3,318,746)
Net Increase/(Decrease)	874,517	$ 9,343,684	339,428	$3,603,991
Class N Shares:
Shares sold	113,840	$ 1,242,380	23,022	$ 240,164
Reinvested dividends and distributions	85,702	902,442	-	-
Shares repurchased	(1,373,962)	(14,672,513)	(52,798)	(548,034)
Net Increase/(Decrease)	(1,174,420)	$(12,527,691)	(29,776)	$ (307,870)
Class S Shares:
Shares sold	97,769	$ 1,092,100	721	$ 7,660
Reinvested dividends and distributions	884	9,313	-	-
Shares repurchased	(463)	(4,971)	(59)	(602)
Net Increase/(Decrease)	98,190	$ 1,096,442	662	$ 7,058
Class T Shares:
Shares sold	83,109	$ 899,431	36,727	$ 380,026
Reinvested dividends and distributions	22,535	237,294	-	-
Shares repurchased	(106,739)	(1,144,061)	(36,037)	(373,284)
Net Increase/(Decrease)	(1,095)	$ (7,336)	690	$ 6,742
(1)	Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

34	MARCH 31, 2018

Janus Henderson Emerging Markets Fund

Notes to Financial Statements (unaudited)

Year ended July 31, 2017(1)	Shares	Amount

Class A Shares:
Shares sold	1,349,928	$12,375,842
Shares from the Acquisition (See Note 8)	22,865	226,503
Reinvested dividends and distributions	9,892	83,492
Shares repurchased	(613,754)	(5,733,398)
Net Increase/(Decrease)	768,931	$ 6,952,439
Class C Shares:
Shares sold	564,103	$ 5,046,774
Shares from the Acquisition (See Note 8)	77,696	743,077
Reinvested dividends and distributions	1,220	9,982
Shares repurchased	(179,049)	(1,554,753)
Net Increase/(Decrease)	463,970	$ 4,245,080
Class D Shares:
Shares sold	110,645	$ 1,108,790
Shares from the Acquisition (See Note 8)	1,700,070	16,920,629
Reinvested dividends and distributions	-	-
Shares repurchased	(196,529)	(1,945,590)
Net Increase/(Decrease)	1,614,186	$16,083,829
Class I Shares:
Shares sold	5,506,010	$51,403,368
Shares from the Acquisition (See Note 8)	6,679,880	66,459,467
Reinvested dividends and distributions	55,118	466,847
Shares repurchased	(5,770,345)	(55,788,929)
Net Increase/(Decrease)	6,470,663	$62,540,753
Class N Shares:
Shares sold	4,092,279	$40,314,636
Reinvested dividends and distributions	2,194	18,584
Shares repurchased	(144,953)	(1,445,566)
Net Increase/(Decrease)	3,949,520	$38,887,654
Class S Shares:
Shares sold	5,106	$ 51,160
Shares from the Acquisition (See Note 8)	24,693	245,748
Reinvested dividends and distributions	-	-
Shares repurchased	(86)	(882)
Net Increase/(Decrease)	29,713	$ 296,026
Class T Shares:
Shares sold	235,648	$ 2,323,881
Shares from the Acquisition (See Note 8)	532,647	5,301,013
Reinvested dividends and distributions	-	-
Shares repurchased	(23,082)	(230,231)
Net Increase/(Decrease)	745,213	$ 7,394,663
(1)	Period from June 5, 2017 (inception date) through July 31, 2017 for Class D Shares, Class S Shares and Class T Shares.

6.  Purchases and Sales of Investment Securities

For the period ended March 31, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Janus Investment Fund	35

Janus Henderson Emerging Markets Fund

Notes to Financial Statements (unaudited)

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$23,150,948	$ 29,337,754	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Fund Acquisition

The Board of Trustees of Janus Investment Fund approved an Agreement and Plan of Reorganization that provided for the merger of Janus Emerging Markets Fund (“Target Fund”) with and into Janus Henderson Emerging Markets Fund (the “Merger”), effective at the close of business on June 9, 2017. The Merger was based in part on Janus Capital’s belief that shareholders of Janus Henderson Emerging Markets Fund and Janus Emerging Markets Fund may benefit from being shareholders of a combined fund with greater asset size, creating the potential for broader asset growth and a more stable asset base.

Target Fund’s Shares Outstanding Prior to Merger	Target Fund’s Net Assets Prior to Merger	Acquiring Fund’s Shares Issued in Merger	Acquiring Fund’s Net Assets Prior to Merger	Combined Net Assets after Merger	Target Fund’s Unrealized Appreciation/(Depreciation) Prior to Merger
9,701,649	$89,896,437	9,037,851	$98,049,769	$187,946,206	$5,790,132

Assuming the Merger had been completed on 8/1/2016, the pro forma results of operations for the year ended 7/31/2017, are as follows:

Net investment income $1,933,931

Net gain/(loss) on investments $15,209,520

Change in unrealized net appreciation/depreciation $8,914,356

Net increase/(decrease) in net assets resulting from operations $26,057,806

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s accompanying Statement of Operations since the close of business on June 9, 2017.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

36	MARCH 31, 2018

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

Janus Investment Fund	37

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

38	MARCH 31, 2018

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

Janus Investment Fund	39

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

40	MARCH 31, 2018

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

Janus Investment Fund	41

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

42	MARCH 31, 2018

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

Janus Investment Fund	43

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

44	MARCH 31, 2018

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	45

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

46	MARCH 31, 2018

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Investment Fund	47

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

48	MARCH 31, 2018

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Janus Investment Fund	49

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

50	MARCH 31, 2018

Janus Henderson Emerging Markets Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	51

Janus Henderson Emerging Markets Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

52	MARCH 31, 2018

Janus Henderson Emerging Markets Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	53

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-24-93079 05-18

SEMIANNUAL REPORT March 31, 2018

Janus Henderson Enterprise Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Enterprise Fund

Janus Henderson Enterprise Fund (unaudited)(closed to certain new investors)

FUND SNAPSHOT

We believe that investing in companies with sustainable growth and high return on invested capital can drive consistent returns and allow us to outperform our benchmark and peers over time with moderate risk. We seek to identify mid-cap companies with high-quality management teams that wisely allocate capital to fund and drive growth over time.

Brian Demain co-portfolio manager	Cody Wheaton co-portfolio manager

PERFORMANCE OVERVIEW

Janus Henderson Enterprise Fund’s Class I Shares returned 10.70% over the six-month period ended March 31, 2018. The Fund’s benchmark, the Russell Midcap® Growth Index, returned 9.13%.

INVESTMENT ENVIRONMENT

U.S. mid-cap equities were up for the six-month period, but were volatile. Mid-cap stocks ended 2017 with another quarter of strong gains, driven by the anticipation that corporate tax reform will boost future earnings for mid-cap companies. In the first quarter of 2018, concerns over inflation and faster-than-expected interest rate hikes were a source of volatility, as were fears about protectionist trade policies. The utilities, financial and technology sectors were the top-performing sectors within the Russell Midcap Growth Index.

PERFORMANCE DISCUSSION

The Fund outperformed its benchmark, the Russell Midcap Growth Index, for the period. Our Fund tends to emphasize “durable growth” companies that we believe have more predictable business models, recurring revenue streams, strong free cash flow growth and strong competitive positioning that should allow them to take market share and experience sustainable long-term growth across a variety of economic environments. We believe a collection of such companies can help the Fund outperform over full market cycles. Many of our top contributors to performance this period exemplify the characteristics we typically seek in companies.

Stock selection within the technology sector was a large contributor to relative outperformance. Atlassian Corp. was our large contributor within the sector. Quarterly earnings that handily beat consensus expectations, helped drive the stock during the period. We continue to see upside for the Australian software company’s stock. Atlassian’s software tools allow business teams to collaborate with each other. We like the recurring revenue streams its subscription-based services provide, its potential long-term pricing power due to low-cost offerings and that many of Atlassian’s services have gained traction virally, allowing the company to grow without a large sales force.

SS&C Technologies was another top contributor within the technology sector. The company provides software-enabled services to asset managers. The stock was up after SS&C announced it was acquiring DST System, a company providing recordkeeping and other software-enabled services to mutual funds and other financial companies. We share the market’s sentiment toward the acquisition. In our view, SS&C’s management team has a great track record of realizing synergies and cost cuts from the businesses it acquires. We also believe the acquisition gives SS&C an opportunity to diversify its business, as the company’s customer base was previously more focused in alternative managers and wealth management firms than mutual funds.

Outside the technology sector, Cimpress was a top contributor to the Fund’s performance. Better than expected earnings results have validated some deliberate investments the company made to accelerate growth, and that has lifted the stock in recent months. We supported the long-term view Cimpress took in making those investments and continue to believe Cimpress has a unique business model, using its scale and high-volume printing presses to manage and produce small-volume printing orders of marketing collateral and business cards for small businesses.

While pleased with our relative performance this period, we still held stocks that produced disappointing results. Biotech company Celgene was our largest detractor. The stock was down due to a couple of setbacks for some of its treatments during the period. A new treatment for Crohn’s disease reported lackluster trial data, while the Food and Drug Administration (FDA) issued a Refusal to File letter for Celgene’s multiple sclerosis drug, ozanimod.

Janus Investment Fund	1

Janus Henderson Enterprise Fund (unaudited)(closed to certain new investors)

Both setbacks were disappointing but we continue to hold the stock. We are hopeful that some ongoing trials for the multiple sclerosis treatment may address some of the FDA’s questions. We also believe that at this valuation, the market is not giving Celgene enough credit for the cash flow generation potential of its blood cancer treatment, Revlimid, or the potential of other products in its pipeline.

Puma Biotechnology was another large detractor. The stock declined after the company announced it was unlikely to get approval from the European Medicines Agency (EMA) for its lead drug, Nerlynx. Although surprised by EMA’s decision, we still like the long-term growth potential of Nerlynx, a breast cancer therapy approved by the Food and Drug Administration (FDA) in 2017, and think the stock’s current valuation doesn’t reflect the upside in even the U.S. market alone, where sales have been strong. With potential for high margins and long patent life, we think the drug could help make Puma an attractive acquisition candidate.

World Fuel Services was also a detractor. The fuel logistics company has had difficulties managing its costs in the face of a weak environment in its land and maritime divisions. We believe World Fuel Services will ultimately address its cost issues and that certain headwinds, such as low fuel price volatility, will prove transitory. We continue to hold the stock, and believe their business linking fuel buyers and sellers in transportation markets around the world is valuable to clients. We also believe the company can continue to take share within the fragmented industries in which it operates.

DERIVATIVE USAGE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

As we look toward the rest of 2018, we are preparing for a shift in the investment landscape, and also an evolving paradigm affecting the competitive environment for most mid-cap companies.

The change in capital markets has been well publicized and is already underway. A strengthening global economy is bringing with it a return to normal monetary policy for the first time in a decade. We expect the uncertainty associated with the shift to create more volatility this year, as it did this quarter. While we acknowledge tighter monetary policy is less supportive of asset prices, we are prepared to use volatility to our advantage, adding new durable growth companies to our portfolio when valuations provide an attractive entry point.

If interest rates do start rising, we like how our portfolio is positioned for the shift. Strong balance sheets and high levels of return on invested capital are hallmarks of our stock selection process. If borrowing costs rise, companies with such characteristics will be in a better position to carry out their long-term growth initiatives than over-levered companies that have benefited from easy access to cheap funding.

While the threat of rising rates and volatility has grabbed headlines in recent months, we believe there is another important shift taking place within the corporate landscape that long-term investors should be attuned to: technological disruption and companies’ ability to respond. For several years now, we’ve held an overweight to the technology sector because we felt innovation within the sector provided some of the best growth opportunities within the mid-cap index. The Internet of Things is connecting the car, workplace and home; data and analytics are providing new insights for companies; and software is automating functions for nearly every industry.

While these themes are not new, they continue to alter the competitive landscape for all industries, not just technology. We’ve always analyzed how individual companies use technology or face displacement from it, but in 2018 we’ve honed that focus to whether companies have the right management and governance structures to help them adapt. On this front, the disparity among mid-cap companies is wide. In some cases, we see shareholders so focused on short-term profitability that they hamper a company’s ability to respond effectively to technological disruption. In other cases, we see companies making deliberate, long-term technology investments to delight their customers or extend competitive advantage. In select cases, we’ve seen companies eschew quarterly conference calls in favor of written communications that focus more heavily on the alignment of long-term strategy and stakeholder value creation. As long-term investors, we applaud this type of long-term focus. We believe that the pace of innovation demands it.

Thank you for your continued investment in the Janus Henderson Enterprise Fund.

2	MARCH 31, 2018

Janus Henderson Enterprise Fund (unaudited)(closed to certain new investors)

Fund At A Glance

March 31, 2018

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Cimpress NV	0.86%	Celgene Corp	-0.53%
	Atlassian Corp PLC	0.64%	Puma Biotechnology Inc	-0.23%
	SS&C Technologies Holdings Inc	0.58%	ACADIA Pharmaceuticals Inc	-0.21%
	WEX Inc	0.56%	TESARO Inc	-0.17%
	TD Ameritrade Holding Corp	0.52%	World Fuel Services Corp	-0.13%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell Midcap Growth Index
		Contribution	(Average % of Equity)	Weighting
	Information Technology	2.26%	35.54%	28.61%
	Materials	0.62%	1.14%	6.23%
	Industrials	0.50%	16.55%	17.00%
	Consumer Discretionary	0.39%	9.15%	17.19%
	Energy	0.11%	0.36%	2.24%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell Midcap Growth Index
		Contribution	(Average % of Equity)	Weighting
	Health Care	-1.11%	17.60%	13.78%
	Other**	-0.61%	7.34%	0.00%
	Consumer Staples	-0.10%	0.00%	4.07%
	Financials	-0.07%	8.40%	7.22%
	Utilities	-0.01%	0.00%	0.05%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Enterprise Fund (unaudited)(closed to certain new investors)

Fund At A Glance

March 31, 2018

5 Largest Equity Holdings - (% of Net Assets)
TD Ameritrade Holding Corp
Capital Markets	2.5%
Sensata Technologies Holding NV
Electrical Equipment	2.3%
TE Connectivity Ltd
Electronic Equipment, Instruments & Components	2.2%
Microchip Technology Inc
Semiconductor & Semiconductor Equipment	2.1%
SS&C Technologies Holdings Inc
Software	2.0%
11.1%

Asset Allocation - (% of Net Assets)
Common Stocks	91.9%
Investment Companies	8.2%
Preferred Stocks	0.3%
Other	(0.4)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2018	As of September 30, 2017

4	MARCH 31, 2018

Janus Henderson Enterprise Fund (unaudited)(closed to certain new investors)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2018						per the January 26, 2018 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV(1)	10.51%	23.46%	15.16%	11.14%	11.12%	1.18%
Class A Shares at MOP(1)	4.16%	16.36%	13.81%	10.49%	10.87%
Class C Shares at NAV(1)	10.20%	22.77%	14.42%	10.37%	10.34%	1.78%
Class C Shares at CDSC(1)	9.20%	21.77%	14.42%	10.37%	10.34%
Class D Shares(1)	10.67%	23.83%	15.50%	11.42%	11.26%	0.82%
Class I Shares(1)	10.70%	23.90%	15.57%	11.35%	11.23%	0.77%
Class N Shares(1)	10.76%	24.03%	15.69%	11.35%	11.23%	0.67%
Class R Shares(1)	10.34%	23.10%	14.83%	10.79%	10.74%	1.42%
Class S Shares(1)	10.48%	23.41%	15.12%	11.07%	11.00%	1.17%
Class T Shares(1)	10.62%	23.72%	15.41%	11.35%	11.23%	0.92%
Russell Midcap Growth Index	9.13%	19.74%	13.31%	10.61%	10.25%
Morningstar Quartile - Class T Shares	-	1st	1st	1st	2nd
Morningstar Ranking - based on total returns for Mid-Cap Growth Funds	-	117/630	28/578	61/517	35/127

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through February 1, 2019.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest,

Janus Investment Fund	5

Janus Henderson Enterprise Fund (unaudited)(closed to certain new investors)

Performance

foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization

6	MARCH 31, 2018

Janus Henderson Enterprise Fund (unaudited)(closed to certain new investors)

Performance

companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on July 12, 2012. Performance shown for periods prior to July 12, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – September 1, 1992

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson Enterprise Fund (unaudited)(closed to certain new investors)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/17)	Ending Account Value (3/31/18)	Expenses Paid During Period (10/1/17 - 3/31/18)†	Beginning Account Value (10/1/17)	Ending Account Value (3/31/18)	Expenses Paid During Period (10/1/17 - 3/31/18)†	Net Annualized Expense Ratio (10/1/17 - 3/31/18)
Class A Shares	$1,000.00	$1,105.10	$5.93	$1,000.00	$1,019.30	$5.69	1.13%
Class C Shares	$1,000.00	$1,102.00	$8.91	$1,000.00	$1,016.45	$8.55	1.70%
Class D Shares	$1,000.00	$1,106.70	$4.31	$1,000.00	$1,020.84	$4.13	0.82%
Class I Shares	$1,000.00	$1,107.00	$3.99	$1,000.00	$1,021.14	$3.83	0.76%
Class N Shares	$1,000.00	$1,107.60	$3.52	$1,000.00	$1,021.59	$3.38	0.67%
Class R Shares	$1,000.00	$1,103.40	$7.45	$1,000.00	$1,017.85	$7.14	1.42%
Class S Shares	$1,000.00	$1,104.80	$6.14	$1,000.00	$1,019.10	$5.89	1.17%
Class T Shares	$1,000.00	$1,106.20	$4.78	$1,000.00	$1,020.39	$4.58	0.91%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	MARCH 31, 2018

Janus Henderson Enterprise Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – 91.9%
Aerospace & Defense – 2.6%
Harris Corp	808,293	$130,361,495
HEICO Corp	1,411,738	100,162,811
Teledyne Technologies Inc*	1,116,692	209,011,242
		439,535,548
Airlines – 1.2%
Ryanair Holdings PLC (ADR)*	1,650,735	202,792,795
Banks – 0.6%
SVB Financial Group*	425,309	102,078,413
Biotechnology – 3.0%
ACADIA Pharmaceuticals Inc*	2,499,401	56,161,540
Alkermes PLC*	1,590,706	92,197,320
BeiGene Ltd*	190,338	31,976,784
Celgene Corp*	1,412,500	126,009,125
Neurocrine Biosciences Inc*	1,825,633	151,399,745
Puma Biotechnology Inc*	744,613	50,670,915
		508,415,429
Building Products – 0.9%
AO Smith Corp	2,430,905	154,581,249
Capital Markets – 4.9%
LPL Financial Holdings Inc	4,353,951	265,895,788
MSCI Inc	862,406	128,903,825
TD Ameritrade Holding Corp	7,331,965	434,284,287
		829,083,900
Commercial Services & Supplies – 3.5%
Cimpress NV*,£	1,944,542	300,820,647
Edenred	4,222,090	146,894,936
Ritchie Bros Auctioneers Inc	4,865,733	153,124,618
		600,840,201
Consumer Finance – 0.6%
Synchrony Financial	2,946,842	98,807,612
Containers & Packaging – 1.3%
Sealed Air Corp	5,138,771	219,888,011
Diversified Consumer Services – 1.5%
ServiceMaster Global Holdings Inc*	4,944,993	251,452,894
Electrical Equipment – 2.8%
AMETEK Inc	1,147,491	87,174,891
Sensata Technologies Holding NV*	7,495,188	388,475,594
		475,650,485
Electronic Equipment, Instruments & Components – 6.4%
Belden Inc	1,685,721	116,213,606
Dolby Laboratories Inc	2,036,449	129,436,698
Flex Ltd*	10,807,913	176,493,219
National Instruments Corp	5,905,893	298,661,009
TE Connectivity Ltd	3,759,776	375,601,622
		1,096,406,154
Equity Real Estate Investment Trusts (REITs) – 3.3%
Crown Castle International Corp	2,656,463	291,174,909
Lamar Advertising Co£	4,249,302	270,510,565
		561,685,474
Health Care Equipment & Supplies – 7.5%
Boston Scientific Corp*	10,353,164	282,848,440
Cooper Cos Inc	877,806	200,850,791
DexCom Inc*	1,368,863	101,514,880
ICU Medical Inc*	371,062	93,656,049
STERIS PLC	2,788,434	260,328,198
Teleflex Inc	526,147	134,156,962
Varian Medical Systems Inc*	1,707,537	209,429,413
		1,282,784,733

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Enterprise Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – (continued)
Health Care Providers & Services – 0.5%
Henry Schein Inc*	1,396,266	$93,843,038
Health Care Technology – 1.4%
athenahealth Inc*	1,733,723	247,974,401
Hotels, Restaurants & Leisure – 2.1%
Dunkin' Brands Group Inc	3,276,710	195,586,820
Norwegian Cruise Line Holdings Ltd*	3,168,921	167,857,745
		363,444,565
Industrial Conglomerates – 1.1%
Carlisle Cos Inc	1,750,295	182,748,301
Information Technology Services – 9.0%
Amdocs Ltd	3,751,945	250,329,770
Broadridge Financial Solutions Inc	2,027,062	222,348,431
Euronet Worldwide Inc*	604,708	47,723,555
Fidelity National Information Services Inc	2,269,396	218,542,835
Gartner Inc*	1,168,741	137,467,316
Global Payments Inc	1,979,179	220,718,042
Jack Henry & Associates Inc	1,100,737	133,134,140
WEX Inc*	1,932,238	302,627,116
		1,532,891,205
Insurance – 2.9%
Aon PLC	2,057,153	288,680,280
Intact Financial Corp	2,114,540	158,910,586
WR Berkley Corp	765,053	55,619,353
		503,210,219
Internet & Direct Marketing Retail – 0.3%
Wayfair Inc*,#	652,030	44,031,586
Leisure Products – 0.6%
Polaris Industries Inc	839,031	96,085,830
Life Sciences Tools & Services – 4.4%
IQVIA Holdings Inc*	2,099,966	206,027,664
PerkinElmer Inc	3,907,304	295,861,059
Waters Corp*	1,286,208	255,505,219
		757,393,942
Machinery – 2.1%
Middleby Corp*	729,695	90,328,944
Rexnord Corp*,£	6,070,353	180,168,077
Wabtec Corp/DE#	1,056,554	86,003,496
		356,500,517
Media – 0.8%
Omnicom Group Inc	1,867,816	135,734,189
Oil, Gas & Consumable Fuels – 0.3%
World Fuel Services Corp	2,143,690	52,627,590
Professional Services – 3.9%
CoStar Group Inc*	770,767	279,541,776
IHS Markit Ltd*	2,694,075	129,962,178
Verisk Analytics Inc*	2,516,642	261,730,768
		671,234,722
Road & Rail – 1.3%
Canadian Pacific Railway Ltd	399,007	70,424,736
Old Dominion Freight Line Inc	1,057,628	155,439,587
		225,864,323
Semiconductor & Semiconductor Equipment – 8.0%
KLA-Tencor Corp	1,971,653	214,929,894
Lam Research Corp	1,288,578	261,787,506
Microchip Technology Inc	3,994,461	364,933,957
ON Semiconductor Corp*	13,147,310	321,583,203
Xilinx Inc	2,819,395	203,673,095
		1,366,907,655

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2018

Janus Henderson Enterprise Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – (continued)
Software – 9.0%
Atlassian Corp PLC*,£	5,128,645	$276,536,538
Constellation Software Inc/Canada	498,709	338,415,209
Intuit Inc	757,377	131,291,303
Nice Ltd (ADR)*	2,775,085	260,663,734
SS&C Technologies Holdings Inc	6,486,004	347,909,255
Ultimate Software Group Inc*	725,397	176,779,249
		1,531,595,288
Specialty Retail – 0.9%
Tractor Supply Co	1,258,401	79,304,431
Williams-Sonoma Inc#	1,402,197	73,979,914
		153,284,345
Textiles, Apparel & Luxury Goods – 2.5%
Carter's Inc	1,142,303	118,913,742
Gildan Activewear Inc	6,524,025	188,479,082
Lululemon Athletica Inc*	1,283,948	114,425,446
		421,818,270
Trading Companies & Distributors – 0.7%
Ferguson PLC	1,486,028	111,762,169
Total Common Stocks (cost $10,259,903,987)		15,672,955,053
Preferred Stocks – 0.3%
Electronic Equipment, Instruments & Components – 0.1%
Belden Inc, 6.7500%	124,900	11,604,509
Machinery – 0.2%
Rexnord Corp, 5.7500%	600,000	38,604,000
Total Preferred Stocks (cost $42,490,000)		50,208,509
Investment Companies – 8.2%
Investments Purchased with Cash Collateral from Securities Lending – 0.2%
Janus Henderson Cash Collateral Fund LLC, 1.5300%ºº,£	32,853,150	32,853,150
Money Markets – 8.0%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº,£	1,359,797,834	1,359,797,834
Total Investment Companies (cost $1,392,650,984)		1,392,650,984
Total Investments (total cost $11,695,044,971) – 100.4%		17,115,814,546
Liabilities, net of Cash, Receivables and Other Assets – (0.4)%		(61,424,004)
Net Assets – 100%		$17,054,390,542

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$15,207,810,143	88.8%
Canada	909,354,231	5.3
Australia	276,536,538	1.6
Israel	260,663,734	1.5
Ireland	202,792,795	1.2
France	146,894,936	0.9
United Kingdom	111,762,169	0.7

Total	$17,115,814,546	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Enterprise Fund

Schedule of Investments (unaudited)

March 31, 2018

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/18
Common Stocks – 6.0%
Commercial Services & Supplies – 1.8%
Cimpress NV*	$—	$19,168,288	$111,309,904	$300,820,647
Equity Real Estate Investment Trusts (REITs) – 1.6%
Lamar Advertising Co	—	—	(20,694,101)	270,510,565
Machinery – 1.0%
Rexnord Corp*	—	—	25,978,849	180,168,077
Software – 1.6%
Atlassian Corp PLC*	—	—	96,264,666	276,536,538
Total Common Stocks	$—	$19,168,288	$212,859,318	$1,028,035,827
Investment Companies – 8.2%
Investments Purchased with Cash Collateral from Securities Lending – 0.2%
Janus Henderson Cash Collateral Fund LLC, 1.5300%ºº	512,985∆	—	—	32,853,150
Money Markets – 8.0%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº	7,491,420	—	—	1,359,797,834
Total Investment Companies	$8,004,405	$—	$—	$1,392,650,984
Total Affiliated Investments – 14.2%	$8,004,405	$19,168,288	$212,859,318	$2,420,686,811

(1)For securities that were affiliated for a portion of the period ended March 31, 2018, this column reflects amounts for the entire period ended March 31, 2018 and not just the period in which the security was affiliated.

	Share Balance at 9/30/17	Purchases	Sales	Share Balance at 3/31/18
Common Stocks – 6.0%
Commercial Services & Supplies – 1.8%
Cimpress NV*	2,256,039	—	(311,497)	1,944,542
Equity Real Estate Investment Trusts (REITs) – 1.6%
Lamar Advertising Co	4,249,302	—	—	4,249,302
Machinery – 1.0%
Rexnord Corp*	5,457,087	613,266	—	6,070,353
Software – 1.6%
Atlassian Corp PLC*	5,128,645	—	—	5,128,645

Investment Companies – 8.2%
Investments Purchased with Cash Collateral from Securities Lending – 0.2%
Janus Henderson Cash Collateral Fund LLC, 1.5300%ºº	192,732,234	1,477,358,574	(1,637,237,658)	32,853,150

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	MARCH 31, 2018

Janus Henderson Enterprise Fund

Schedule of Investments (unaudited)

March 31, 2018

Share Balance at 9/30/17	Purchases	Sales	Share Balance at 3/31/18
Investment Companies – (continued)
Money Markets – 8.0%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº	1,100,519,740	853,757,094	(594,479,000)	1,359,797,834

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America:
Euro	5/2/18	(3,300,000)	$4,080,120	$10,948
Barclays Capital, Inc.:
Canadian Dollar	4/26/18	(58,117,000)	44,967,929	(170,242)
Euro	4/26/18	(81,810,000)	101,050,076	219,754

				49,512
Citibank NA:
Canadian Dollar	4/26/18	(46,615,000)	36,056,558	(148,267)
Euro	4/26/18	(47,373,000)	58,571,537	184,606

				36,339
Credit Suisse International:
Canadian Dollar	5/9/18	(121,705,000)	94,410,463	(139,977)
HSBC Securities (USA), Inc.:
Canadian Dollar	5/2/18	(50,473,000)	38,700,353	(505,925)
Euro	5/2/18	(26,848,000)	33,216,507	110,713

				(395,212)
JPMorgan Chase & Co.:
Euro	4/26/18	(113,448,000)	140,274,404	450,442
Total				$12,052

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Enterprise Fund

Schedule of Investments (unaudited)

March 31, 2018

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2018.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2018

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$976,463

Liability Derivatives:
Forward foreign currency exchange contracts	$964,411

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2018.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2018

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ 1,474,782

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$(3,835,775)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended March 31, 2018

Market Value
Forward foreign currency exchange contracts, sold	$551,004,341

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	MARCH 31, 2018

Janus Henderson Enterprise Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell Midcap® Growth Index	Russell Midcap® Growth Index reflects the performance of U.S. mid-cap equities with higher price-to-book ratios and higher forecasted growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2018.

#	Loaned security; a portion of the security is on loan at March 31, 2018.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Commercial Services & Supplies	$453,945,265	$146,894,936	$-
Trading Companies & Distributors	-	111,762,169	-
All Other	14,960,352,683	-	-
Preferred Stocks	-	50,208,509	-
Investment Companies	-	1,392,650,984	-
Total Investments in Securities	$15,414,297,948	$1,701,516,598	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	976,463	-
Total Assets	$15,414,297,948	$1,702,493,061	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$964,411	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	15

Janus Henderson Enterprise Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2018

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	$14,695,127,735
Affiliated investments, at value(3)	2,420,686,811
Cash	3,545,848
Forward foreign currency exchange contracts	976,463
Closed foreign currency contracts	35,788
Non-interested Trustees' deferred compensation	342,243
Receivables:
Fund shares sold	15,918,466
Investments sold	12,999,174
Dividends	4,438,265
Dividends from affiliates	2,700,326
Other assets	93,917
Total Assets	17,156,865,036
Liabilities:
Collateral for securities loaned (Note 3)	32,853,150
Forward foreign currency exchange contracts	964,411
Closed foreign currency contracts	54,738
Payables:	—
Investments purchased	33,569,400
Fund shares repurchased	20,638,075
Advisory fees	9,625,098
Transfer agent fees and expenses	2,752,444
12b-1 Distribution and shareholder servicing fees	571,933
Non-interested Trustees' deferred compensation fees	342,243
Non-interested Trustees' fees and expenses	119,058
Fund administration fees	117,306
Professional fees	47,948
Custodian fees	856
Accrued expenses and other payables	817,834
Total Liabilities	102,474,494
Net Assets	$17,054,390,542

See Notes to Financial Statements.

16	MARCH 31, 2018

Janus Henderson Enterprise Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2018

Net Assets Consist of:
Capital (par value and paid-in surplus)	$11,219,983,604
Undistributed net investment income/(loss)	4,784,135
Undistributed net realized gain/(loss) from investments and foreign currency transactions	408,819,750
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	5,420,803,053
Total Net Assets	$17,054,390,542
Net Assets - Class A Shares	$639,824,998
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,303,165
Net Asset Value Per Share(4)	$120.65
Maximum Offering Price Per Share(5)	$128.01
Net Assets - Class C Shares	$254,077,315
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,254,254
Net Asset Value Per Share(4)	$112.71
Net Assets - Class D Shares	$1,843,086,174
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,927,218
Net Asset Value Per Share	$123.47
Net Assets - Class I Shares	$5,314,529,949
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	42,833,610
Net Asset Value Per Share	$124.07
Net Assets - Class N Shares	$3,425,428,486
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	27,520,330
Net Asset Value Per Share	$124.47
Net Assets - Class R Shares	$166,022,579
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,416,434
Net Asset Value Per Share	$117.21
Net Assets - Class S Shares	$579,168,296
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,821,736
Net Asset Value Per Share	$120.12
Net Assets - Class T Shares	$4,832,252,745
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	39,376,375
Net Asset Value Per Share	$122.72

(1) Includes cost of $11,038,123,832.

(2) Includes $32,158,982 of securities on loan. See Note 3 in Notes to Financial Statements.

(3) Includes cost of $656,921,139.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Enterprise Fund

Statement of Operations (unaudited)

For the period ended March 31, 2018

Investment Income:
Dividends	$66,783,555
Dividends from affiliates	7,491,420
Affiliated securities lending income, net	512,985
Other income	566
Foreign tax withheld	(966,728)
Total Investment Income	73,821,798
Expenses:
Advisory fees	52,148,996
12b-1 Distribution and shareholder servicing fees:
Class A Shares	798,563
Class C Shares	1,224,865
Class R Shares	427,499
Class S Shares	734,451
Transfer agent administrative fees and expenses:
Class D Shares	1,077,166
Class R Shares	214,159
Class S Shares	734,451
Class T Shares	5,847,398
Transfer agent networking and omnibus fees:
Class A Shares	806,217
Class C Shares	92,584
Class I Shares	2,301,001
Other transfer agent fees and expenses:
Class A Shares	37,596
Class C Shares	13,324
Class D Shares	177,350
Class I Shares	103,602
Class N Shares	52,142
Class R Shares	1,661
Class S Shares	5,521
Class T Shares	34,047
Fund administration fees	635,566
Shareholder reports expense	444,032
Non-interested Trustees’ fees and expenses	261,854
Registration fees	222,603
Custodian fees	152,561
Professional fees	97,770
Other expenses	352,507
Total Expenses	68,999,486
Less: Excess Expense Reimbursement and Waivers	(226,395)
Net Expenses	68,773,091
Net Investment Income/(Loss)	5,048,707

See Notes to Financial Statements.

18	MARCH 31, 2018

Janus Henderson Enterprise Fund

Statement of Operations (unaudited)

For the period ended March 31, 2018

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$403,149,296
Investments in affiliates	19,168,288
Forward foreign currency exchange contracts	1,474,782
Total Net Realized Gain/(Loss) on Investments	423,792,366
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	984,082,302
Investments in affiliates	212,859,318
Forward foreign currency exchange contracts	(3,835,775)
Total Change in Unrealized Net Appreciation/Depreciation	1,193,105,845
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,621,946,918

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Enterprise Fund

Statements of Changes in Net Assets

	Period ended March 31, 2018 (unaudited)	Year ended September 30, 2017

Operations:
Net investment income/(loss)	$5,048,707	$16,352,670
Net realized gain/(loss) on investments	423,792,366	267,154,414
Change in unrealized net appreciation/depreciation	1,193,105,845	2,163,952,524
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,621,946,918	2,447,459,608
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class D Shares	(1,554,853)	(1,299,025)
Class I Shares	(6,655,093)	(4,675,427)
Class N Shares	(5,943,271)	(4,077,477)
Class T Shares	(1,878,471)	(2,240,391)
Total Dividends from Net Investment Income	(16,031,688)	(12,292,320)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(11,348,176)	(10,475,875)
Class C Shares	(4,848,931)	(3,754,688)
Class D Shares	(31,022,802)	(23,314,536)
Class I Shares	(85,550,968)	(45,129,032)
Class N Shares	(54,565,425)	(29,769,271)
Class R Shares	(3,163,481)	(2,515,194)
Class S Shares	(10,496,024)	(8,229,225)
Class T Shares	(81,463,454)	(53,447,457)
Total Distributions from Net Realized Gain from Investment Transactions	(282,459,261)	(176,635,278)
Net Decrease from Dividends and Distributions to Shareholders	(298,490,949)	(188,927,598)
Capital Share Transactions:
Class A Shares	(29,955,035)	(42,777,439)
Class C Shares	(16,225,013)	25,837,420
Class D Shares	(459,883)	9,992,642
Class I Shares	361,732,419	1,385,247,127
Class N Shares	225,930,897	1,095,715,309
Class R Shares	(19,096,743)	9,912,310
Class S Shares	(49,215,939)	19,375,079
Class T Shares	76,869,882	664,764,644
Net Increase/(Decrease) from Capital Share Transactions	549,580,585	3,168,067,092
Net Increase/(Decrease) in Net Assets	1,873,036,554	5,426,599,102
Net Assets:
Beginning of period	15,181,353,988	9,754,754,886
End of period	$17,054,390,542	$15,181,353,988

Undistributed Net Investment Income/(Loss)	$4,784,135	$15,767,116

See Notes to Financial Statements.

20	MARCH 31, 2018

Janus Henderson Enterprise Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$111.15	$94.24	$83.92		$83.97	$79.08	$64.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.13)(1)	(0.14)(1)	(0.04)(1)		0.14(1)	(0.21)(1)	0.12
Net realized and unrealized gain/(loss)	11.72	18.61	13.68		4.78	9.44	16.70
Total from Investment Operations	11.59	18.47	13.64		4.92	9.23	16.82
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.18)		—	—	—
Distributions (from capital gains)	(2.09)	(1.56)	(3.14)		(4.97)	(4.34)	(2.27)
Total Dividends and Distributions	(2.09)	(1.56)	(3.32)		(4.97)	(4.34)	(2.27)
Net Asset Value, End of Period	$120.65	$111.15	$94.24		$83.92	$83.97	$79.08
Total Return*	10.51%	19.89%	16.72%		5.88%	12.07%	26.78%
Net Assets, End of Period (in thousands)	$639,825	$617,749	$552,545		$282,626	$104,169	$93,983
Average Net Assets for the Period (in thousands)	$640,513	$632,639	$385,855		$180,646	$101,667	$80,016
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.18%	1.18%	1.18%		1.14%	1.16%	1.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.13%	1.13%	1.15%		1.13%	1.16%	1.09%
Ratio of Net Investment Income/(Loss)	(0.22)%	(0.14)%	(0.05)%		0.16%	(0.25)%	0.18%
Portfolio Turnover Rate	6%	10%	8%		17%	17%	17%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$104.26	$89.01	$79.78	$80.56	$76.52	$62.98
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.44)(1)	(0.70)(1)	(0.58)(1)	(0.39)(1)	(0.71)(1)	(0.14)
Net realized and unrealized gain/(loss)	10.98	17.51	12.95	4.58	9.09	15.95
Total from Investment Operations	10.54	16.81	12.37	4.19	8.38	15.81
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(2.09)	(1.56)	(3.14)	(4.97)	(4.34)	(2.27)
Total Dividends and Distributions	(2.09)	(1.56)	(3.14)	(4.97)	(4.34)	(2.27)
Net Asset Value, End of Period	$112.71	$104.26	$89.01	$79.78	$80.56	$76.52
Total Return*	10.20%	19.19%	15.95%	5.19%	11.34%	25.81%
Net Assets, End of Period (in thousands)	$254,077	$250,285	$185,629	$77,748	$47,481	$35,702
Average Net Assets for the Period (in thousands)	$256,700	$233,290	$118,888	$63,110	$40,463	$29,470
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.70%	1.73%	1.81%	1.78%	1.82%	1.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.70%	1.73%	1.81%	1.78%	1.82%	1.85%
Ratio of Net Investment Income/(Loss)	(0.80)%	(0.74)%	(0.71)%	(0.46)%	(0.90)%	(0.59)%
Portfolio Turnover Rate	6%	10%	8%	17%	17%	17%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Enterprise Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$113.64	$96.10	$85.33	$85.09	$79.95	$65.07
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.05(1)	0.17(1)	0.23(1)	0.48(1)	0.05(1)	0.25
Net realized and unrealized gain/(loss)	11.97	19.02	13.92	4.76	9.55	16.90
Total from Investment Operations	12.02	19.19	14.15	5.24	9.60	17.15
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.09)	(0.24)	(0.03)	(0.12)	—
Distributions (from capital gains)	(2.09)	(1.56)	(3.14)	(4.97)	(4.34)	(2.27)
Total Dividends and Distributions	(2.19)	(1.65)	(3.38)	(5.00)	(4.46)	(2.27)
Net Asset Value, End of Period	$123.47	$113.64	$96.10	$85.33	$85.09	$79.95
Total Return*	10.67%	20.27%	17.06%	6.19%	12.43%	27.07%
Net Assets, End of Period (in thousands)	$1,843,086	$1,696,184	$1,420,155	$1,214,008	$1,178,379	$1,105,852
Average Net Assets for the Period (in thousands)	$1,799,488	$1,547,274	$1,301,480	$1,278,374	$1,175,886	$1,005,221
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.82%	0.82%	0.84%	0.84%	0.84%	0.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.82%	0.84%	0.84%	0.84%	0.86%
Ratio of Net Investment Income/(Loss)	0.09%	0.17%	0.26%	0.54%	0.06%	0.41%
Portfolio Turnover Rate	6%	10%	8%	17%	17%	17%

Class I Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$114.20	$96.60	$85.81	$85.51	$80.37	$65.32
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(1)	0.23(1)	0.29(1)	0.50(1)	0.13(1)	0.29
Net realized and unrealized gain/(loss)	12.03	19.09	14.00	4.83	9.55	17.03
Total from Investment Operations	12.12	19.32	14.29	5.33	9.68	17.32
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.16)	(0.36)	(0.06)	(0.20)	—
Distributions (from capital gains)	(2.09)	(1.56)	(3.14)	(4.97)	(4.34)	(2.27)
Total Dividends and Distributions	(2.25)	(1.72)	(3.50)	(5.03)	(4.54)	(2.27)
Net Asset Value, End of Period	$124.07	$114.20	$96.60	$85.81	$85.51	$80.37
Total Return*	10.70%	20.32%	17.15%	6.28%	12.47%	27.23%
Net Assets, End of Period (in thousands)	$5,314,530	$4,550,263	$2,524,615	$1,229,458	$547,204	$490,913
Average Net Assets for the Period (in thousands)	$4,961,111	$3,535,026	$1,776,987	$861,229	$545,347	$415,493
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.77%	0.78%	0.74%	0.75%	0.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.77%	0.78%	0.74%	0.75%	0.74%
Ratio of Net Investment Income/(Loss)	0.15%	0.22%	0.32%	0.55%	0.16%	0.53%
Portfolio Turnover Rate	6%	10%	8%	17%	17%	17%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	MARCH 31, 2018

Janus Henderson Enterprise Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$114.57	$96.86	$86.00	$85.63	$80.41	$65.32
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(1)	0.33(1)	0.37(1)	0.55(1)	0.30(1)	0.29
Net realized and unrealized gain/(loss)	12.08	19.15	14.03	4.88	9.49	17.07
Total from Investment Operations	12.22	19.48	14.40	5.43	9.79	17.36
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.21)	(0.40)	(0.09)	(0.23)	—
Distributions (from capital gains)	(2.09)	(1.56)	(3.14)	(4.97)	(4.34)	(2.27)
Total Dividends and Distributions	(2.32)	(1.77)	(3.54)	(5.06)	(4.57)	(2.27)
Net Asset Value, End of Period	$124.47	$114.57	$96.86	$86.00	$85.63	$80.41
Total Return*	10.76%	20.45%	17.25%	6.39%	12.62%	27.30%
Net Assets, End of Period (in thousands)	$3,425,428	$2,940,422	$1,416,813	$555,661	$81,346	$12,196
Average Net Assets for the Period (in thousands)	$3,224,543	$2,309,608	$935,924	$253,371	$30,878	$8,864
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.67%	0.67%	0.68%	0.67%	0.68%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.67%	0.68%	0.67%	0.68%	0.68%
Ratio of Net Investment Income/(Loss)	0.24%	0.31%	0.41%	0.61%	0.36%	0.57%
Portfolio Turnover Rate	6%	10%	8%	17%	17%	17%

Class R Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$108.20	$92.03	$82.09	$82.46	$77.93	$63.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.29)(1)	(0.41)(1)	(0.28)(1)	(0.06)(1)	(0.42)(1)	(0.12)
Net realized and unrealized gain/(loss)	11.39	18.14	13.36	4.66	9.29	16.49
Total from Investment Operations	11.10	17.73	13.08	4.60	8.87	16.37
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(2.09)	(1.56)	(3.14)	(4.97)	(4.34)	(2.27)
Total Dividends and Distributions	(2.09)	(1.56)	(3.14)	(4.97)	(4.34)	(2.27)
Net Asset Value, End of Period	$117.21	$108.20	$92.03	$82.09	$82.46	$77.93
Total Return*	10.34%	19.56%	16.38%	5.59%	11.78%	26.36%
Net Assets, End of Period (in thousands)	$166,023	$171,439	$134,396	$98,430	$70,573	$60,299
Average Net Assets for the Period (in thousands)	$171,835	$160,164	$115,477	$88,440	$66,768	$53,140
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.42%	1.42%	1.43%	1.41%	1.42%	1.43%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.42%	1.42%	1.43%	1.41%	1.42%	1.43%
Ratio of Net Investment Income/(Loss)	(0.52)%	(0.42)%	(0.33)%	(0.07)%	(0.51)%	(0.16)%
Portfolio Turnover Rate	6%	10%	8%	17%	17%	17%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Enterprise Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$110.70	$93.89	$83.56	$83.65	$78.80	$64.36
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.16)(1)	(0.17)(1)	(0.07)(1)	0.14(1)	(0.23)(1)	0.06
Net realized and unrealized gain/(loss)	11.67	18.54	13.62	4.74	9.42	16.65
Total from Investment Operations	11.51	18.37	13.55	4.88	9.19	16.71
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.08)	—	—	—
Distributions (from capital gains)	(2.09)	(1.56)	(3.14)	(4.97)	(4.34)	(2.27)
Total Dividends and Distributions	(2.09)	(1.56)	(3.22)	(4.97)	(4.34)	(2.27)
Net Asset Value, End of Period	$120.12	$110.70	$93.89	$83.56	$83.65	$78.80
Total Return*	10.48%	19.86%	16.67%	5.86%	12.07%	26.68%
Net Assets, End of Period (in thousands)	$579,168	$580,629	$470,126	$327,972	$199,831	$252,212
Average Net Assets for the Period (in thousands)	$589,221	$536,354	$391,803	$267,883	$228,373	$216,096
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.17%	1.17%	1.18%	1.17%	1.17%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.17%	1.17%	1.18%	1.17%	1.16%	1.17%
Ratio of Net Investment Income/(Loss)	(0.27)%	(0.17)%	(0.08)%	0.16%	(0.29)%	0.09%
Portfolio Turnover Rate	6%	10%	8%	17%	17%	17%

Class T Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$112.96	$95.60	$84.97	$84.78	$79.71	$64.92
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.01)(1)	0.08(1)	0.15(1)	0.39(1)	(0.01)(1)	0.21
Net realized and unrealized gain/(loss)	11.91	18.91	13.85	4.78	9.50	16.85
Total from Investment Operations	11.90	18.99	14.00	5.17	9.49	17.06
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.07)	(0.23)	(0.01)	(0.08)	—
Distributions (from capital gains)	(2.09)	(1.56)	(3.14)	(4.97)	(4.34)	(2.27)
Total Dividends and Distributions	(2.14)	(1.63)	(3.37)	(4.98)	(4.42)	(2.27)
Net Asset Value, End of Period	$122.72	$112.96	$95.60	$84.97	$84.78	$79.71
Total Return*	10.62%	20.16%	16.96%	6.13%	12.33%	27.00%
Net Assets, End of Period (in thousands)	$4,832,253	$4,374,383	$3,050,476	$1,799,869	$1,248,431	$1,068,048
Average Net Assets for the Period (in thousands)	$4,688,463	$3,748,225	$2,355,843	$1,579,228	$1,179,729	$938,951
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.92%	0.92%	0.93%	0.92%	0.92%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.91%	0.93%	0.91%	0.92%	0.92%
Ratio of Net Investment Income/(Loss)	(0.01)%	0.08%	0.17%	0.44%	(0.01)%	0.34%
Portfolio Turnover Rate	6%	10%	8%	17%	17%	17%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	MARCH 31, 2018

Janus Henderson Enterprise Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Enterprise Fund  (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. The Fund is closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Janus Investment Fund	25

Janus Henderson Enterprise Fund

Notes to Financial Statements (unaudited)

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

26	MARCH 31, 2018

Janus Henderson Enterprise Fund

Notes to Financial Statements (unaudited)

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $136,095,353 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Janus Investment Fund	27

Janus Henderson Enterprise Fund

Notes to Financial Statements (unaudited)

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2018 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

28	MARCH 31, 2018

Janus Henderson Enterprise Fund

Notes to Financial Statements (unaudited)

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the

Janus Investment Fund	29

Janus Henderson Enterprise Fund

Notes to Financial Statements (unaudited)

difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

30	MARCH 31, 2018

Janus Henderson Enterprise Fund

Notes to Financial Statements (unaudited)

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments as of March 31, 2018” table located in the Fund’s Schedule of Investments.

Janus Investment Fund	31

Janus Henderson Enterprise Fund

Notes to Financial Statements (unaudited)

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$10,948	$—	$—	$10,948
Barclays Capital, Inc.	219,754	(170,242)	—	49,512
Citibank NA	184,606	(148,267)	—	36,339
Deutsche Bank AG	32,158,982	—	(32,158,982)	—
HSBC Securities (USA), Inc.	110,713	(110,713)	—	—
JPMorgan Chase & Co.	450,442	—	—	450,442

Total	$33,135,445	$(429,222)	$(32,158,982)	$547,241
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc.	$170,242	$(170,242)	$—	$—
Citibank NA	148,267	(148,267)	—	—
Credit Suisse International	139,977	—	—	139,977
HSBC Securities (USA), Inc.	505,925	(110,713)	—	395,212

Total	$964,411	$(429,222)	$—	$535,189
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The Fund generally does not exchange collateral on its forward currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

32	MARCH 31, 2018

Janus Henderson Enterprise Fund

Notes to Financial Statements (unaudited)

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of March 31, 2018, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $32,158,982. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2018 is $32,853,150, resulting in the net amount due to the counterparty of $694,168.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment

Janus Investment Fund	33

Janus Henderson Enterprise Fund

Notes to Financial Statements (unaudited)

advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.87% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2019. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to

34	MARCH 31, 2018

Janus Henderson Enterprise Fund

Notes to Financial Statements (unaudited)

0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Total compensation of $268,180 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2018. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $240,213 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2018.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2018 can be found in a table located in the Schedule of Investments.

Janus Investment Fund	35

Janus Henderson Enterprise Fund

Notes to Financial Statements (unaudited)

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2018, Janus Henderson Distributors retained upfront sales charges of $16,856.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2018.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2018, redeeming shareholders of Class C Shares paid CDSCs of $10,972.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2018, the Fund engaged in cross trades amounting to $3,612,647 in purchases.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2018 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 11,695,054,452	$5,556,599,048	$(135,838,954)	$ 5,420,760,094

Information on the tax components of derivatives as of March 31, 2018 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ -	$ 976,463	$ (964,411)	$ 12,052

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

36	MARCH 31, 2018

Janus Henderson Enterprise Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended March 31, 2018		Year ended September 30, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	672,392	$ 79,202,629	3,835,792	$ 371,583,694
Reinvested dividends and distributions	67,240	7,778,327	86,318	8,145,824
Shares repurchased	(994,015)	(116,935,991)	(4,227,887)	(422,506,957)
Net Increase/(Decrease)	(254,383)	$ (29,955,035)	(305,777)	$ (42,777,439)
Class C Shares:
Shares sold	71,885	$ 7,935,731	918,985	$ 82,607,348
Reinvested dividends and distributions	41,231	4,461,996	37,125	3,301,111
Shares repurchased	(259,339)	(28,622,740)	(641,022)	(60,071,039)
Net Increase/(Decrease)	(146,223)	$ (16,225,013)	315,088	$ 25,837,420
Class D Shares:
Shares sold	408,225	$ 49,238,586	1,306,820	$ 129,263,111
Reinvested dividends and distributions	270,032	31,939,342	250,887	24,145,367
Shares repurchased	(677,346)	(81,637,811)	(1,409,072)	(143,415,836)
Net Increase/(Decrease)	911	$ (459,883)	148,635	$ 9,992,642
Class I Shares:
Shares sold	8,405,015	$1,024,266,998	19,886,756	$2,029,408,725
Reinvested dividends and distributions	612,884	72,835,110	395,041	38,192,591
Shares repurchased	(6,027,371)	(735,369,689)	(6,574,655)	(682,354,189)
Net Increase/(Decrease)	2,990,528	$ 361,732,419	13,707,142	$1,385,247,127
Class N Shares:
Shares sold	3,825,914	$ 466,058,389	13,756,222	$1,384,535,741
Reinvested dividends and distributions	506,110	60,318,238	349,221	33,846,513
Shares repurchased	(2,476,511)	(300,445,730)	(3,068,727)	(322,666,945)
Net Increase/(Decrease)	1,855,513	$ 225,930,897	11,036,716	$1,095,715,309
Class R Shares:
Shares sold	144,697	$ 16,609,540	642,157	$ 60,802,833
Reinvested dividends and distributions	24,919	2,802,672	24,339	2,240,880
Shares repurchased	(337,633)	(38,508,955)	(542,372)	(53,131,403)
Net Increase/(Decrease)	(168,017)	$ (19,096,743)	124,124	$ 9,912,310
Class S Shares:
Shares sold	536,150	$ 62,927,339	1,937,307	$ 189,833,002
Reinvested dividends and distributions	91,051	10,487,274	87,440	8,220,247
Shares repurchased	(1,050,684)	(122,630,552)	(1,786,802)	(178,678,170)
Net Increase/(Decrease)	(423,483)	$ (49,215,939)	237,945	$ 19,375,079
Class T Shares:
Shares sold	4,707,522	$ 564,233,610	14,331,112	$1,428,413,148
Reinvested dividends and distributions	698,980	82,193,001	573,617	54,918,078
Shares repurchased	(4,755,895)	(569,556,729)	(8,087,412)	(818,566,582)
Net Increase/(Decrease)	650,607	$ 76,869,882	6,817,317	$ 664,764,644

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$957,039,534	$ 947,435,483	$ -	$ -

Janus Investment Fund	37

Janus Henderson Enterprise Fund

Notes to Financial Statements (unaudited)

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

38	MARCH 31, 2018

Janus Henderson Enterprise Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

Janus Investment Fund	39

Janus Henderson Enterprise Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

40	MARCH 31, 2018

Janus Henderson Enterprise Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

Janus Investment Fund	41

Janus Henderson Enterprise Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

42	MARCH 31, 2018

Janus Henderson Enterprise Fund

Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

Janus Investment Fund	43

Janus Henderson Enterprise Fund

Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

44	MARCH 31, 2018

Janus Henderson Enterprise Fund

Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

Janus Investment Fund	45

Janus Henderson Enterprise Fund

Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

46	MARCH 31, 2018

Janus Henderson Enterprise Fund

Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	47

Janus Henderson Enterprise Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

48	MARCH 31, 2018

Janus Henderson Enterprise Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Investment Fund	49

Janus Henderson Enterprise Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

50	MARCH 31, 2018

Janus Henderson Enterprise Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Janus Investment Fund	51

Janus Henderson Enterprise Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

52	MARCH 31, 2018

Janus Henderson Enterprise Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	53

Janus Henderson Enterprise Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

54	MARCH 31, 2018

Janus Henderson Enterprise Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	55

Janus Henderson Enterprise Fund

Notes

NotesPage1

56	MARCH 31, 2018

Janus Henderson Enterprise Fund

Notes

NotesPage2

Janus Investment Fund	57

Janus Henderson Enterprise Fund

Notes

NotesPage3

58	MARCH 31, 2018

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-24-93040 05-18

SEMIANNUAL REPORT March 31, 2018

Janus Henderson European Focus Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson European Focus Fund

Janus Henderson European Focus Fund (unaudited)

FUND SNAPSHOT

The diverse nature of Europe makes it an attractive area for investors looking for differentiated sources of return. The Janus Henderson European Focus Fund is a regional equity fund that seeks to achieve long-term capital appreciation primarily through investment in European companies. The Fund’s manager follows a “growth at a reasonable price” philosophy, with a focus on opportunities which seek to maximize absolute returns irrespective of style.

Stephen Peak portfolio manager

PERFORMANCE OVERVIEW

The Janus Henderson European Focus Fund underperformed its benchmark, the MSCI Europe IndexSM, over the period. The Fund’s Class I shares returned

(3.68)%, while the MSCI Europe Index returned 0.18%.

INVESTMENT ENVIRONMENT

European equities posted a slight positive return over the period with a strong fourth quarter of 2017 being tempered by a weak start to the year.

PERFORMANCE DISCUSSION

From a sector perspective, stock selection within the information technology sector was the primary detractor to relative performance, while stock selection in the energy sector was a notable negative versus the benchmark. The Fund’s exposure to consumer discretionary contributed to relative performance.

Micro Focus, a company which purchases legacy software assets, was the Fund’s most significant detractor over the period. The company revised down guidance, causing the share price to fall very sharply, something we view as indicative of how unforgiving the market has been on negative newsflow. In our opinion, the stock is oversold and is in a transition phase as it works through its acquisition of HP Enterprise assets. This is their most significant acquisition to date and one which could be transformative for the company if they execute properly.

Saga, a UK insurer, travel and services company focused on the over-50s, was weaker in the period. Recent earnings releases have highlighted tougher trading conditions but we think the long-term opportunity for Saga looks promising. Saga has a very strong brand in the growing over-50s market and their investment and expansion in other services, such as wealth management, in addition to its core businesses positions them well to benefit from an aging demographic. Given this longer-term potential, we believe the valuation of less than 10x next year’s earnings looks compelling.

Bayer, the German pharmaceutical and agriculture firm, also detracted. The deal to acquire Monsanto was initially announced in September 2016 and we think the share price has fallen victim to investor fatigue. However, the acquisition is likely to be completed in the next few months, in our view, and we believe investors will receive positively. We also like the transformative aspect of the deal, which we believe warrants a higher multiple for the company.

Renault, the French auto manufacturer, was the Fund’s most significant contributor over the period. Toward the end of the period there was talk of a formal tie-up with their alliance partner, Nissan, with whom they have a cross holding. This potential deal has long been part of our investment thesis, as it makes strategic sense for two companies that already benefit from significant synergies, such as through sharing platforms for production. Renault has underperformed the wider European auto peer group over the long-term despite a relatively young and well-performing product suite and the benefits its alliance with Nissan has brought to the company, including its contribution to Renault earnings, and we continue to find the valuation compelling.

Continental, the German auto components business, contributed to performance. The auto industry is facing significant changes in engine technology and greater overall electrification. The moves toward greater energy efficiency, greater safety and increased digitization of in-car “infotainment” offerings are all areas that Continental is exposed to. Around 40% of their chassis and safety business is designed around the more technologically advanced Electronic Stability Program (ESP), around 65% of their Power Train business is CO2-reducing fuel injection and turbo charge systems, and a large

Janus Investment Fund	1

Janus Henderson European Focus Fund (unaudited)

percentage of their interior segment is in areas such as telematics. While these new developments will require funding, we are comforted that Continental’s tire division is highly cash generative.

OUTLOOK

The European stock markets have displayed similar trends to elsewhere over the past year: a focus on winning styles such as companies with positive earnings growth momentum and companies disrupting industries. The problem, in our view, is that the valuations of many (though not all) of these companies have risen to levels where we feel uncomfortable.

The other side of the coin includes companies that are working through challenges such as in the retail sector or those that are just perceived to have major issues that will linger – some UK companies with the backdrop of Brexit are examples.

The valuation elastic between many of the winners versus losers has become very stretched, in our view. This has encouraged us to seek more opportunities in the laggard areas. We are conscious that we are likely early, hence the underperformance, and that we could be just plain wrong if these market trends persist. However we have always pivoted the Fund to where we believe money-making potential lies. We believe we have a number of positions with potential material upside and have confidence that we can make up for recent underperformance.

Thank you for your investment in the Janus Henderson European Focus Fund.

2	MARCH 31, 2018

Janus Henderson European Focus Fund (unaudited)

Fund At A Glance

March 31, 2018

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Renault SA	1.30%	Micro Focus International PLC	-2.17%
	Royal Mail PLC	0.89%	Saga PLC	-1.23%
	Continental AG	0.74%	Bayer AG	-1.15%
	Pandora A/S	0.71%	Intrum Justitia AB	-0.82%
	Sberbank Russia PJSC (ADR)	0.55%	BT Group PLC	-0.58%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI Europe Index (Net)
		Contribution	(Average % of Equity)	Weighting
	Consumer Discretionary	1.75%	37.87%	10.64%
	Consumer Staples	0.22%	0.09%	13.52%
	Utilities	22.00%	1.54%	3.58%
	Financials	9.00%	11.73%	21.29%
	Other**	1.00%	2.17%	0.00%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI Europe Index (Net)
		Contribution	(Average % of Equity)	Weighting
	Information Technology	-2.00%	7.86%	5.00%
	Energy	-1.40%	11.42%	7.26%
	Health Care	-0.97%	14.29%	12.19%
	Industrials	-0.59%	9.01%	13.20%
	Telecommunication Services	-0.43%	3.82%	3.72%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson European Focus Fund (unaudited)

Fund At A Glance

March 31, 2018

5 Largest Equity Holdings - (% of Net Assets)
Renault SA
Automobiles	7.2%
Bayer AG
Pharmaceuticals	6.3%
Pandora A/S
Textiles, Apparel & Luxury Goods	6.0%
BT Group PLC
Diversified Telecommunication Services	3.6%
Intrum Justitia AB
Commercial Services & Supplies	3.6%
26.7%

Asset Allocation - (% of Net Assets)
Common Stocks	99.3%
Investment Companies	0.7%
Other	(0.0)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2018	As of September 30, 2017

4	MARCH 31, 2018

Janus Henderson European Focus Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2018						per the January 26, 2018 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	-3.83%	6.55%	6.87%	4.51%	12.82%	1.35%	1.34%
Class A Shares at MOP	-9.37%	0.41%	5.61%	3.89%	12.41%
Class C Shares at NAV	-4.19%	5.74%	6.04%	3.71%	11.97%	2.22%	2.16%
Class C Shares at CDSC	-5.14%	4.74%	6.04%	3.71%	11.97%
Class D Shares(1)	-3.73%	6.55%	6.87%	4.51%	12.82%	1.11%	1.11%
Class I Shares	-3.68%	6.84%	7.15%	4.51%	12.82%	1.06%	1.06%
Class N Shares	-3.65%	6.79%	6.87%	4.51%	12.82%	0.99%	0.99%
Class S Shares	-3.90%	6.40%	6.76%	4.45%	12.78%	1.48%	1.47%
Class T Shares	-3.79%	6.55%	6.87%	4.51%	12.82%	1.22%	1.21%
MSCI Europe Index (Net)	0.18%	14.49%	6.37%	2.06%	5.75%
MSCI Europe Index (Gross)	0.36%	15.13%	6.97%	2.68%	6.31%
Morningstar Quartile - Class A Shares	-	4th	2nd	1st	1st
Morningstar Ranking - based on total returns for Europe Stock Funds	-	120/134	37/94	13/79	7/73

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through February 1, 2019.

Janus Investment Fund	5

Janus Henderson European Focus Fund (unaudited)

Performance

The expense ratios for Class N Shares are estimated.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Returns of the Fund shown prior to June 5, 2017, are those for Henderson European Focus Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares and Class C Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on August 31, 2001. Class I Shares and Class R6 Shares of the Predecessor Fund commenced operations on March 31, 2009 and November 30, 2015, respectively. Class D Shares, Class S Shares, and Class T Shares commenced operations on June 5, 2017.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to March 31, 2009, performance for Class I Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

6	MARCH 31, 2018

Janus Henderson European Focus Fund (unaudited)

Performance

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective June 5, 2017, the Fund’s performance is compared to the MSCI Europe Index net of foreign withholding taxes. Previously, the Predecessor Fund used the MSCI Europe Index gross of foreign withholding taxes. The net version of the benchmark is believed to more closely reflect the Fund’s investment universe.

*The Predecessor Fund’s inception date – August 31, 2001

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson European Focus Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/17)	Ending Account Value (3/31/18)	Expenses Paid During Period (10/1/17 - 3/31/18)†	Beginning Account Value (10/1/17)	Ending Account Value (3/31/18)	Expenses Paid During Period (10/1/17 - 3/31/18)†	Net Annualized Expense Ratio (10/1/17 - 3/31/18)
Class A Shares	$1,000.00	$961.70	$6.26	$1,000.00	$1,018.55	$6.44	1.28%
Class C Shares	$1,000.00	$958.10	$9.71	$1,000.00	$1,015.01	$10.00	1.99%
Class D Shares	$1,000.00	$962.70	$5.43	$1,000.00	$1,019.40	$5.59	1.11%
Class I Shares	$1,000.00	$963.20	$4.99	$1,000.00	$1,019.85	$5.14	1.02%
Class N Shares	$1,000.00	$963.50	$4.70	$1,000.00	$1,020.14	$4.84	0.96%
Class S Shares	$1,000.00	$961.00	$6.80	$1,000.00	$1,018.00	$6.99	1.39%
Class T Shares	$1,000.00	$962.10	$5.92	$1,000.00	$1,018.90	$6.09	1.21%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	MARCH 31, 2018

Janus Henderson European Focus Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – 99.3%
Auto Components – 5.7%
Continental AG	150,000	$41,428,705
TI Fluid Systems PLC	11,000,000	40,479,838
		81,908,543
Automobiles – 7.2%
Renault SA	850,000	103,251,700
Banks – 9.4%
Alpha Bank AE*	3,000,000	6,427,246
Barclays PLC	11,000,000	32,120,538
Erste Group Bank AG	900,000	45,257,792
Intesa Sanpaolo SpA	14,000,000	51,048,752
		134,854,328
Biotechnology – 3.5%
Shire PLC (ADR)	1,025,000	51,088,151
Commercial Services & Supplies – 6.5%
Babcock International Group PLC	4,500,000	42,274,439
Intrum Justitia AB	1,800,000	51,108,212
		93,382,651
Diversified Telecommunication Services – 3.6%
BT Group PLC	16,000,000	51,117,730
Electric Utilities – 1.6%
SSE PLC	1,250,000	22,399,943
Energy Equipment & Services – 0.3%
John Wood Group PLC	600,000	4,550,731
Equity Real Estate Investment Trusts (REITs) – 1.3%
Hammerson PLC	2,500,000	18,844,550
Hotels, Restaurants & Leisure – 3.3%
BNN Technology PLC*,¢	11,756,231	1,253,365
Merlin Entertainments PLC	5,500,000	26,762,702
Parques Reunidos Servicios Centrales SAU	1,208,000	19,056,313
		47,072,380
Independent Power and Renewable Electricity Producers – 0.1%
Mytrah Energy Ltd*	4,350,000	1,723,885
Information Technology Services – 1.4%
Luxoft Holding Inc*	500,000	20,475,000
Insurance – 2.7%
Aviva PLC	3,750,000	26,129,054
Saga PLC	8,250,000	13,071,206
		39,200,260
Internet Software & Services – 1.7%
XLMedia PLC£	11,080,000	24,738,047
Marine – 2.4%
AP Moller - Maersk A/S	22,500	35,078,640
Media – 9.9%
Central European Media Enterprises Ltd*	5,702,627	23,951,033
Cineworld Group PLC	9,000,000	29,816,574
Informa PLC	592,500	5,978,138
Liberty Media Corp-Liberty Formula One*	850,000	26,222,500
Schibsted ASA	820,491	23,049,622
UBM PLC	2,500,000	32,912,338
		141,930,205
Metals & Mining – 0.2%
Duke Royalty Ltd	4,000,000	2,216,424
Multi-Utilities – 2.0%
National Grid PLC	2,500,000	28,110,563
Oil, Gas & Consumable Fuels – 12.0%
Africa Energy Corp*	13,752,083	1,761,445
Africa Oil Corp*	12,800,000	11,969,460
Africa Oil Corp*,¤	4,810,500	4,406,451
Cairn Energy PLC*	8,588,518	24,855,159

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson European Focus Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
Diversified Gas & Oil PLC	9,550,000	$11,414,239
International Petroleum Corp/Sweden*,£	5,415,218	22,492,154
Kosmos Energy Ltd*	7,398,775	46,612,282
Nostrum Oil & Gas PLC*	395,000	1,619,791
Providence Resources PLC*	10,370,000	1,584,736
Savannah Petroleum PLC*,£	34,500,000	13,718,611
TransGlobe Energy Corp*,£	5,250,000	7,050,536
Tullow Oil PLC*	9,000,000	24,792,903
		172,277,767
Pharmaceuticals – 8.8%
Bayer AG	800,000	90,447,452
Merck KGaA	120,000	11,510,802
Novo Nordisk A/S	500,000	24,605,863
		126,564,117
Real Estate Management & Development – 0.7%
Corestate Capital Holding SA	187,879	10,678,887
Semiconductor & Semiconductor Equipment – 1.6%
ASML Holding NV	120,000	23,738,738
Software – 2.8%
Micro Focus International PLC	2,900,000	40,566,083
Specialty Retail – 2.3%
Dixons Carphone PLC	4,750,000	12,448,447
Kingfisher PLC	5,000,000	20,572,841
		33,021,288
Textiles, Apparel & Luxury Goods – 8.3%
Coats Group PLC	31,000,000	33,345,832
Pandora A/S	800,000	86,730,906
		120,076,738
Total Common Stocks (cost $1,481,290,437)		1,428,867,349
Investment Companies – 0.7%
Money Markets – 0.7%
Fidelity Investments Money Market Treasury Portfolio, 1.4900%ºº (cost $10,109,860)	10,109,860	10,109,860
Total Investments (total cost $1,491,400,297) – 100.0%		1,438,977,209
Liabilities, net of Cash, Receivables and Other Assets – (0.0)%		(452,169)
Net Assets – 100%		$1,438,525,040

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2018

Janus Henderson European Focus Fund

Schedule of Investments (unaudited)

March 31, 2018

Summary of Investments by Country - (Long Positions) (unaudited)

		% of Investment Securities

Country	Value
United Kingdom	$637,198,237	44.3%
Germany	154,065,846	10.7
Denmark	146,415,409	10.2
France	103,251,700	7.2
United States	82,944,642	5.8
Sweden	51,108,212	3.6
Italy	51,048,752	3.5
Canada	47,680,046	3.3
Austria	45,257,792	3.1
Czech Republic	23,951,033	1.7
Netherlands	23,738,738	1.7
Norway	23,049,622	1.6
Russia	20,475,000	1.4
Spain	19,056,313	1.3
Greece	6,427,246	0.4
India	1,723,885	0.1
Ireland	1,584,736	0.1

Total	$1,438,977,209	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson European Focus Fund

Schedule of Investments (unaudited)

March 31, 2018

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/18
Common Stocks – 4.7%
Internet Software & Services – 1.7%
XLMedia PLC	$408,155	$—	$2,809,336	$24,738,047
Oil, Gas & Consumable Fuels – 3.0%
International Petroleum Corp/Sweden*	—	223,093	(1,273,379)	22,492,154
Savannah Petroleum PLC*	—	(522,946)	(2,766,017)	13,718,611
TransGlobe Energy Corp*	—	—	(645,776)	7,050,536
Total Oil, Gas & Consumable Fuels	$—	$(299,853)	$(4,685,172)	$43,261,301
Total Affiliated Investments – 4.7%	$408,155	$(299,853)	$(1,875,836)	$67,999,348

(1) For securities that were affiliated for a portion of the period ended March 31, 2018, this column reflects amounts for the entire period ended March 31, 2018 and not just the period in which the security was affiliated.

	Share Balance at 9/30/17	Purchases	Sales	Share Balance at 3/31/18
Common Stocks – 4.7%
Internet Software & Services – 1.7%
XLMedia PLC	10,000,000	1,080,000	—	11,080,000
Oil, Gas & Consumable Fuels – 3.0%
International Petroleum Corp/Sweden*	5,500,000	—	(84,782)	5,415,218
Savannah Petroleum PLC*	12,515,000	29,262,000	(7,277,000)	34,500,000
TransGlobe Energy Corp*	2,031,300	3,218,700	—	5,250,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	MARCH 31, 2018

Janus Henderson European Focus Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI Europe IndexSM	MSCI Europe IndexSM reflects the equity market performance of developed markets in Europe.

ADR	American Depositary Receipt
PJSC	Private Joint Stock Company
PLC	Public Limited Company

*	Non-income producing security.

¤	Issued by the same entity and traded on separate exchanges.

ºº	Rate shown is the 7-day yield as of March 31, 2018.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Janus Investment Fund	13

Janus Henderson European Focus Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Auto Components	$-	$81,908,543	$-
Automobiles	-	103,251,700	-
Banks	-	134,854,328	-
Biotechnology	-	51,088,151	-
Commercial Services & Supplies	-	93,382,651	-
Diversified Telecommunication Services	-	51,117,730	-
Electric Utilities	-	22,399,943	-
Energy Equipment & Services	-	4,550,731	-
Equity Real Estate Investment Trusts (REITs)	-	18,844,550	-
Hotels, Restaurants & Leisure	-	45,819,015	1,253,365
Independent Power and Renewable Electricity Producers	-	1,723,885	-
Insurance	-	39,200,260	-
Internet Software & Services	-	24,738,047	-
Marine	-	35,078,640	-
Media	50,173,533	91,756,672	-
Multi-Utilities	-	28,110,563	-
Oil, Gas & Consumable Fuels	59,830,714	112,447,053	-
Pharmaceuticals	-	126,564,117	-
Real Estate Management & Development	-	10,678,887	-
Semiconductor & Semiconductor Equipment	-	23,738,738	-
Software	-	40,566,083	-
Specialty Retail	-	33,021,288	-
Textiles, Apparel & Luxury Goods	-	120,076,738	-
All Other	22,691,424	-	-
Investment Companies	10,109,860	-	-
Total Assets	$142,805,531	$1,294,918,313	$1,253,365

14	MARCH 31, 2018

Janus Henderson European Focus Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2018

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$1,370,977,861
Affiliated investments, at value(2)	67,999,348
Non-interested Trustees' deferred compensation	28,886
Receivables:
Investments sold	3,486,604
Foreign tax reclaims	2,586,121
Dividends	609,721
Fund shares sold	443,761
Dividends from affiliates	408,155
Other assets	43,090
Total Assets	1,446,583,547
Liabilities:
Payables:	—
Fund shares repurchased	3,526,759
Investments purchased	2,599,698
Advisory fees	1,210,060
Transfer agent fees and expenses	290,177
12b-1 Distribution and shareholder servicing fees	187,587
Non-interested Trustees' deferred compensation fees	28,886
Non-interested Trustees' fees and expenses	12,498
Fund administration fees	10,110
Custodian fees	519
Accrued expenses and other payables	192,213
Total Liabilities	8,058,507
Net Assets	$1,438,525,040

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson European Focus Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2018

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,787,424,651
Undistributed net investment income/(loss)	(293,837)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(296,209,372)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(52,396,402)
Total Net Assets	$1,438,525,040
Net Assets - Class A Shares	$223,728,407
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,757,124
Net Asset Value Per Share(3)	$33.11
Maximum Offering Price Per Share(4)	$35.13
Net Assets - Class C Shares	$153,448,755
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,939,680
Net Asset Value Per Share(3)	$31.06
Net Assets - Class D Shares	$3,263,504
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	99,023
Net Asset Value Per Share	$32.96
Net Assets - Class I Shares	$1,056,120,274
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	32,073,978
Net Asset Value Per Share	$32.93
Net Assets - Class N Shares	$382,318
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,596
Net Asset Value Per Share	$32.97
Net Assets - Class S Shares	$49,945
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,516
Net Asset Value Per Share	$32.95
Net Assets - Class T Shares	$1,531,837
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	46,503
Net Asset Value Per Share	$32.94

(1) Includes cost of $1,429,221,583.

(2) Includes cost of $62,178,714.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

16	MARCH 31, 2018

Janus Henderson European Focus Fund

Statement of Operations (unaudited)

For the period ended March 31, 2018

Investment Income:
Dividends	$10,478,952
Dividends from affiliates	408,155
Other income	172,086
Foreign tax withheld	(509,135)
Total Investment Income	10,550,058
Expenses:
Advisory fees	7,442,884
12b-1 Distribution and shareholder servicing fees:
Class A Shares	314,933
Class C Shares	856,925
Class S Shares	64
Transfer agent administrative fees and expenses:
Class D Shares	1,829
Class S Shares	64
Class T Shares	2,308
Transfer agent networking and omnibus fees:
Class A Shares	86,774
Class C Shares	36,857
Class I Shares	350,977
Other transfer agent fees and expenses:
Class A Shares	16,321
Class C Shares	9,712
Class D Shares	459
Class I Shares	27,101
Class N Shares	14
Class T Shares	25
Fund administration fees	62,590
Custodian fees	54,050
Professional fees	25,000
Non-interested Trustees’ fees and expenses	23,608
Registration fees	12,062
Other expenses	19,830
Total Expenses	9,344,387
Less: Excess Expense Reimbursement and Waivers	(9,489)
Net Expenses	9,334,898
Net Investment Income/(Loss)	1,215,160
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	89,615,667
Investments in affiliates	(299,853)
Total Net Realized Gain/(Loss) on Investments	89,315,814
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(149,342,399)
Investments in affiliates	(1,875,836)
Total Change in Unrealized Net Appreciation/Depreciation	(151,218,235)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(60,687,261)

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson European Focus Fund

Statements of Changes in Net Assets

	Period ended March 31, 2018	Period ended September 30, 2017(1)	Year ended July 31, 2017(2)

Operations:
Net investment income/(loss)	$1,215,160	$6,822,325	$24,371,774
Net realized gain/(loss) on investments	89,315,814	34,758,970	(183,898,128)
Change in unrealized net appreciation/depreciation	(151,218,235)	(3,782,959)	276,271,924
Net Increase/(Decrease) in Net Assets Resulting from Operations	(60,687,261)	37,798,336	116,745,570
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(4,317,905)	—	(9,900,205)
Class C Shares	(1,391,083)	—	(3,893,328)
Class D Shares	(64,816)	—	—
Class I Shares	(25,516,239)	—	(41,518,851)
Class N Shares	(6,895)	—	(40,779)
Class S Shares	(1,110)	—	—
Class T Shares	(47,776)	—	—
Net Decrease from Dividends and Distributions to Shareholders	(31,345,824)	—	(55,353,163)
Capital Share Transactions:
Class A Shares	(35,863,412)	(7,581,430)	(296,792,133)
Class C Shares	(22,599,198)	(7,652,324)	(107,599,355)
Class D Shares	674,824	124,269	2,533,122
Class I Shares	(108,787,855)	(69,941,711)	(639,332,130)
Class N Shares	85,220	100,131	(1,245,160)
Class S Shares	1,110	—	50,010
Class T Shares	380,898	260,212	977,983
Net Increase/(Decrease) from Capital Share Transactions	(166,108,413)	(84,690,853)	(1,041,407,663)
Net Increase/(Decrease) in Net Assets	(258,141,498)	(46,892,517)	(980,015,256)
Net Assets:
Beginning of period	1,696,666,538	1,743,559,055	2,723,574,311
End of period	$1,438,525,040	$1,696,666,538	$1,743,559,055

Undistributed Net Investment Income/(Loss)	$(293,837)	$29,836,827	$22,940,348

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from June 5, 2017 (inception date) through July 31, 2017 for Class D Shares, Class S Shares and Class T Shares.

See Notes to Financial Statements.

18	MARCH 31, 2018

Janus Henderson European Focus Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and the period ended September 30, 2017	2018	2017(1)
Net Asset Value, Beginning of Period	$35.02	$34.22
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01	0.13
Net realized and unrealized gain/(loss)	(1.33)	0.67
Total from Investment Operations	(1.32)	0.80
Less Dividends and Distributions:
Dividends (from net investment income)	(0.59)	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.59)	—
Net Asset Value, End of Period	$33.11	$35.02
Total Return*	(3.83)%	2.34%
Net Assets, End of Period (in thousands)	$223,728	$273,184
Average Net Assets for the Period (in thousands)	$252,909	$268,061
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.28%	1.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.28%	1.35%
Ratio of Net Investment Income/(Loss)	0.03%	2.29%
Portfolio Turnover Rate	37%	6%

Class C Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and the period ended September 30, 2017	2018	2017(1)
Net Asset Value, Beginning of Period	$32.68	$31.98
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.11)	0.08
Net realized and unrealized gain/(loss)	(1.25)	0.62
Total from Investment Operations	(1.36)	0.70
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.26)	—
Net Asset Value, End of Period	$31.06	$32.68
Total Return*	(4.19)%	2.19%
Net Assets, End of Period (in thousands)	$153,449	$184,366
Average Net Assets for the Period (in thousands)	$172,029	$183,018
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.00%	2.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.99%	2.22%
Ratio of Net Investment Income/(Loss)	(0.68)%	1.44%
Portfolio Turnover Rate	37%	6%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson European Focus Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended July 31	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$32.17	$36.91	$35.42		$29.23	$22.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.34	0.44	0.35		0.66	0.26
Net realized and unrealized gain/(loss)	2.50	(4.94)	1.67		5.60	6.90
Total from Investment Operations	2.84	(4.50)	2.02		6.26	7.16
Less Dividends and Distributions:
Dividends (from net investment income)	(0.79)	(0.24)	(0.53)		(0.07)	(0.37)
Distributions (from capital gains)	—	—	—		—	—
Total Dividends and Distributions	(0.79)	(0.24)	(0.53)		(0.07)	(0.37)
Net Asset Value, End of Period	$34.22	$32.17	$36.91		$35.42	$29.23
Total Return*	9.15%	(12.22)%	5.86%		21.43%	32.13%
Net Assets, End of Period (in thousands)	$274,588	$560,452	$905,598		$750,572	$317,547
Average Net Assets for the Period (in thousands)	$381,753	$810,537	$669,133		$686,867	$271,299
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.33%	1.28%	1.30%		1.37%	1.50%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.33%	1.28%	1.30%		1.37%	1.50%
Ratio of Net Investment Income/(Loss)	1.06%	1.35%	0.99%		1.88%	1.01%
Portfolio Turnover Rate	57%	62%	75%		90%	115%
				1

Class C Shares
For a share outstanding during the year ended July 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$30.06	$34.57	$33.35	$27.67	$21.25
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.22	0.04	0.32	0.05
Net realized and unrealized gain/(loss)	2.32	(4.69)	1.59	5.36	6.54
Total from Investment Operations	2.43	(4.47)	1.63	5.68	6.59
Less Dividends and Distributions:
Dividends (from net investment income)	(0.51)	(0.04)	(0.41)	—	(0.17)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.51)	(0.04)	(0.41)	—	(0.17)
Net Asset Value, End of Period	$31.98	$30.06	$34.57	$33.35	$27.67
Total Return*	8.32%	(12.94)%	5.02%	20.53%	31.10%
Net Assets, End of Period (in thousands)	$188,120	$287,339	$365,135	$266,900	$104,206
Average Net Assets for the Period (in thousands)	$219,705	$328,767	$287,767	$197,376	$95,310
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.11%	2.07%	2.09%	2.14%	2.27%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.11%	2.07%	2.09%	2.14%	2.27%
Ratio of Net Investment Income/(Loss)	0.36%	0.71%	0.12%	0.98%	0.22%
Portfolio Turnover Rate	57%	62%	75%	90%	115%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2018

Janus Henderson European Focus Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and the period ended September 30, 2017	2018	2017(1)
Net Asset Value, Beginning of Period	$35.02	$34.21
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.03	0.14
Net realized and unrealized gain/(loss)	(1.31)	0.67
Total from Investment Operations	(1.28)	0.81
Less Dividends and Distributions:
Dividends (from net investment income)	(0.78)	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.78)	—
Net Asset Value, End of Period	$32.96	$35.02
Total Return*	(3.73)%	2.37%
Net Assets, End of Period (in thousands)	$3,264	$2,776
Average Net Assets for the Period (in thousands)	$3,055	$2,683
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.11%	1.11%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.11%	1.11%
Ratio of Net Investment Income/(Loss)	0.20%	2.52%
Portfolio Turnover Rate	37%	6%

Class I Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and the period ended September 30, 2017	2018	2017(1)
Net Asset Value, Beginning of Period	$34.94	$34.13
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.05	0.15
Net realized and unrealized gain/(loss)	(1.31)	0.66
Total from Investment Operations	(1.26)	0.81
Less Dividends and Distributions:
Dividends (from net investment income)	(0.75)	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.75)	—
Net Asset Value, End of Period	$32.93	$34.94
Total Return*	(3.68)%	2.37%
Net Assets, End of Period (in thousands)	$1,056,120	$1,234,695
Average Net Assets for the Period (in thousands)	$1,180,484	$1,231,744
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.02%	1.06%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.02%	1.06%
Ratio of Net Investment Income/(Loss)	0.30%	2.59%
Portfolio Turnover Rate	37%	6%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson European Focus Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended July 31, 2017	2017(1)
Net Asset Value, Beginning of Period	$33.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.11
Net realized and unrealized gain/(loss)	0.57
Total from Investment Operations	0.68
Less Dividends and Distributions:
Dividends (from net investment income)	—
Distributions (from capital gains)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$34.21
Total Return*	2.03%
Net Assets, End of Period (in thousands)	$2,585
Average Net Assets for the Period (in thousands)	$2,342
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.25%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.08%
Ratio of Net Investment Income/(Loss)	2.11%
Portfolio Turnover Rate	57%

Class I Shares
For a share outstanding during the year ended July 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$32.18	$36.90	$35.48	$29.25	$22.46
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.44	0.60	0.42	0.74	0.40
Net realized and unrealized gain/(loss)	2.47	(5.02)	1.67	5.61	6.85
Total from Investment Operations	2.91	(4.42)	2.09	6.35	7.25
Less Dividends and Distributions:
Dividends (from net investment income)	(0.96)	(0.30)	(0.67)	(0.12)	(0.46)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.96)	(0.30)	(0.67)	(0.12)	(0.46)
Net Asset Value, End of Period	$34.13	$32.18	$36.90	$35.48	$29.25
Total Return*	9.44%	(12.01)%	6.10%	21.73%	32.54%
Net Assets, End of Period (in thousands)	$1,277,021	$1,874,371	$2,357,546	$1,400,298	$266,517
Average Net Assets for the Period (in thousands)	$1,414,519	$2,276,749	$1,653,249	$804,994	$185,048
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.07%	1.04%	1.07%	1.11%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.07%	1.04%	1.07%	1.11%	1.20%
Ratio of Net Investment Income/(Loss)	1.38%	1.83%	1.19%	2.09%	1.55%
Portfolio Turnover Rate	57%	62%	75%	90%	115%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	MARCH 31, 2018

Janus Henderson European Focus Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and the period ended September 30, 2017	2018	2017(1)
Net Asset Value, Beginning of Period	$34.89	$34.10
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.06	0.13
Net realized and unrealized gain/(loss)	(1.31)	0.66
Total from Investment Operations	(1.25)	0.79
Less Dividends and Distributions:
Dividends (from net investment income)	(0.67)	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.67)	—
Net Asset Value, End of Period	$32.97	$34.89
Total Return*	(3.65)%	2.32%
Net Assets, End of Period (in thousands)	$382	$318
Average Net Assets for the Period (in thousands)	$367	$245
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.96%	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%	1.19%
Ratio of Net Investment Income/(Loss)	0.36%	2.29%
Portfolio Turnover Rate	37%	6%

Class S Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and the period ended September 30, 2017	2018	2017(1)
Net Asset Value, Beginning of Period	$35.01	$34.20
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.01)	0.13
Net realized and unrealized gain/(loss)	(1.30)	0.68
Total from Investment Operations	(1.31)	0.81
Less Dividends and Distributions:
Dividends (from net investment income)	(0.75)	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.75)	—
Net Asset Value, End of Period	$32.95	$35.01
Total Return*	(3.90)%	2.37%
Net Assets, End of Period (in thousands)	$50	$52
Average Net Assets for the Period (in thousands)	$52	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.46%	1.48%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.39%	1.30%
Ratio of Net Investment Income/(Loss)	(0.08)%	2.34%
Portfolio Turnover Rate	37%	6%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson European Focus Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended July 31	2017	2016(1)
Net Asset Value, Beginning of Period	$32.18	$34.37
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.42	0.57
Net realized and unrealized gain/(loss)	2.47	(2.46)
Total from Investment Operations	2.89	(1.89)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.97)	(0.30)
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.97)	(0.30)
Net Asset Value, End of Period	$34.10	$32.18
Total Return*	9.36%	(5.54)%
Net Assets, End of Period (in thousands)	$210	$1,413
Average Net Assets for the Period (in thousands)	$1,074	$1,393
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.10%	1.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.10%	1.05%
Ratio of Net Investment Income/(Loss)	1.34%	2.68%
Portfolio Turnover Rate	57%	62%

Class S Shares
For a share outstanding during the period ended July 31, 2017	2017(3)
Net Asset Value, Beginning of Period	$33.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.09
Net realized and unrealized gain/(loss)	0.58
Total from Investment Operations	0.67
Less Dividends and Distributions:
Dividends (from net investment income)	—
Distributions (from capital gains)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$34.20
Total Return*	2.00%
Net Assets, End of Period (in thousands)	$51
Average Net Assets for the Period (in thousands)	$49
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.45%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.45%
Ratio of Net Investment Income/(Loss)	1.67%
Portfolio Turnover Rate	57%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from November 30, 2015 (inception date) through July 31, 2016.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Period from June 5, 2017 (inception date) through July 31, 2017.

See Notes to Financial Statements.

24	MARCH 31, 2018

Janus Henderson European Focus Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and the period ended September 30, 2017	2018	2017(1)
Net Asset Value, Beginning of Period	$35.03	$34.22
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01	0.13
Net realized and unrealized gain/(loss)	(1.31)	0.68
Total from Investment Operations	(1.30)	0.81
Less Dividends and Distributions:
Dividends (from net investment income)	(0.79)	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.79)	—
Net Asset Value, End of Period	$32.94	$35.03
Total Return*	(3.79)%	2.37%
Net Assets, End of Period (in thousands)	$1,532	$1,275
Average Net Assets for the Period (in thousands)	$1,850	$1,077
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.21%	1.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.21%	1.18%
Ratio of Net Investment Income/(Loss)	0.08%	2.26%
Portfolio Turnover Rate	37%	6%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson European Focus Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended July 31, 2017	2017(1)
Net Asset Value, Beginning of Period	$33.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.05
Net realized and unrealized gain/(loss)	0.64
Total from Investment Operations	0.69
Less Dividends and Distributions:
Dividends (from net investment income)	—
Distributions (from capital gains)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$34.22
Total Return*	2.06%
Net Assets, End of Period (in thousands)	$983
Average Net Assets for the Period (in thousands)	$63
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.51%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.21%
Ratio of Net Investment Income/(Loss)	1.60%
Portfolio Turnover Rate	57%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	MARCH 31, 2018

Janus Henderson European Focus Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson European Focus Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital appreciation primarily through investment in equities of European companies. The Fund is classified as diversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson European Focus Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial statements and financial highlights. For the fiscal year ended July 31, 2016, and prior periods, the audits of those financial statements were performed by auditors different from the auditors of this report.

The last fiscal year end of the Predecessor Fund was July 31, 2016. The Fund's last fiscal year end was July 31, 2017. Subsequent to July 31, 2017, the Fund changed its fiscal year end to September 30, 2017, to reflect the fiscal year end of certain funds of the Trust. Certain prior year amounts have been reclassified to conform to the current period presentation. Presentation of certain financial statement line item descriptions have been changed to conform to the current period presentation.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Janus Investment Fund	27

Janus Henderson European Focus Fund

Notes to Financial Statements (unaudited)

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets

28	MARCH 31, 2018

Janus Henderson European Focus Fund

Notes to Financial Statements (unaudited)

and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2018.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $1,269,702,707 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior period.

Financial assets of $5,805,781 were transferred out of Level 3 to Level 2 since certain security’s prices were determined using other significant observable inputs at the end of the current period and significant unobservable inputs at the end of the period.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and

Janus Investment Fund	29

Janus Henderson European Focus Fund

Notes to Financial Statements (unaudited)

would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective.

30	MARCH 31, 2018

Janus Henderson European Focus Fund

Notes to Financial Statements (unaudited)

Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $500 Million	1.00
Next $1 Billion	0.90
Next $1 Billion	0.85
Above $2.5 Billion	0.80

Janus Investment Fund	31

Janus Henderson European Focus Fund

Notes to Financial Statements (unaudited)

Effective December 31, 2017, the Fund’s subadvisory agreement with Henderson Investment Management Limited (“HIML”) was terminated. HIML served as subadviser to the Fund. As subadviser, HIML provided day-to-day management of the investment operations of the Fund subject to the general oversight of the Board of Trustees and Janus Capital. HIML is an affiliate of Janus Capital through a common parent company.

Janus Capital paid HIML a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which one or more employees of HGIL may also serve as “associated persons” of Janus Capital. In this capacity, such employees of HGIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.96% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2019. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

32	MARCH 31, 2018

Janus Henderson European Focus Fund

Notes to Financial Statements (unaudited)

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Total compensation of $268,180 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2018. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities.

Janus Investment Fund	33

Janus Henderson European Focus Fund

Notes to Financial Statements (unaudited)

Deferred compensation expenses for the period ended March 31, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $240,213 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2018.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2018 can be found in a table located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2018, Janus Henderson Distributors retained upfront sales charges of $24,444.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended March 31, 2018, redeeming shareholders of Class A Shares paid CDSCs of $1,100 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2018, redeeming shareholders of Class C Shares paid CDSCs of $3,292.

As of March 31, 2018, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	1	-*
Class S Shares	-*	-*
Class T Shares	-*	-*

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

34	MARCH 31, 2018

Janus Henderson European Focus Fund

Notes to Financial Statements (unaudited)

Capital Loss Carryover Schedule
For the year ended September 30, 2017
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(201,829,824)	$(172,355,771)	$ (374,185,595)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2018 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,501,738,979	$153,821,094	$(216,582,864)	$ (62,761,770)

Janus Investment Fund	35

Janus Henderson European Focus Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2018		Period ended September 30, 2017(1)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	393,797	$ 13,683,151	255,977	$ 8,717,515
Reinvested dividends and distributions	115,062	3,940,887	-	-
Shares repurchased	(1,552,493)	(53,487,450)	(479,725)	(16,298,945)
Net Increase/(Decrease)	(1,043,634)	$ (35,863,412)	(223,748)	$ (7,581,430)
Class C Shares:
Shares sold	121,394	$ 3,926,579	35,121	$ 1,118,278
Reinvested dividends and distributions	37,785	1,216,673	-	-
Shares repurchased	(861,355)	(27,742,450)	(276,287)	(8,770,602)
Net Increase/(Decrease)	(702,176)	$ (22,599,198)	(241,166)	$ (7,652,324)
Class D Shares:
Shares sold	36,167	$ 1,236,885	6,985	$ 238,214
Reinvested dividends and distributions	1,855	63,200	-	-
Shares repurchased	(18,256)	(625,261)	(3,304)	(113,945)
Net Increase/(Decrease)	19,766	$ 674,824	3,681	$ 124,269
Class I Shares:
Shares sold	5,663,865	$ 195,534,420	1,258,074	$ 42,616,872
Reinvested dividends and distributions	635,496	21,625,919	-	-
Shares repurchased	(9,558,935)	(325,948,194)	(3,343,155)	(112,558,583)
Net Increase/(Decrease)	(3,259,574)	$(108,787,855)	(2,085,081)	$(69,941,711)
Class N Shares:
Shares sold	3,335	$ 114,879	2,953	$ 100,131
Reinvested dividends and distributions	202	6,895	-	-
Shares repurchased	(1,064)	(36,554)	-	-
Net Increase/(Decrease)	2,473	$ 85,220	2,953	$ 100,131
Class S Shares:
Shares sold	-	$ -	-	$ -
Reinvested dividends and distributions	32	1,110	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	32	$ 1,110	-	$ -
Class T Shares:
Shares sold	66,293	$ 2,280,174	8,908	$ 302,872
Reinvested dividends and distributions	1,386	47,219	-	-
Shares repurchased	(57,561)	(1,946,495)	(1,258)	(42,660)
Net Increase/(Decrease)	10,118	$ 380,898	7,650	$ 260,212
(1)	Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

36	MARCH 31, 2018

Janus Henderson European Focus Fund

Notes to Financial Statements (unaudited)

Year ended July 31, 2017(1)	Shares	Amount

Class A Shares:
Shares sold	1,807,915	$ 57,148,545
Reinvested dividends and distributions	295,364	8,911,143
Shares repurchased	(11,501,646)	(362,851,821)
Net Increase/(Decrease)	(9,398,367)	$ (296,792,133)
Class C Shares:
Shares sold	509,589	$ 14,981,836
Reinvested dividends and distributions	110,070	3,118,276
Shares repurchased	(4,294,624)	(125,699,467)
Net Increase/(Decrease)	(3,674,965)	$ (107,599,355)
Class D Shares:
Shares sold	77,786	$ 2,605,804
Reinvested dividends and distributions	-	-
Shares repurchased	(2,210)	(72,682)
Net Increase/(Decrease)	75,576	$ 2,533,122
Class I Shares:
Shares sold	16,733,885	$ 526,937,350
Reinvested dividends and distributions	1,191,676	35,797,951
Shares repurchased	(38,749,765)	(1,202,067,431)
Net Increase/(Decrease)	(20,824,204)	$ (639,332,130)
Class N Shares:
Shares sold	11,162	$ 358,109
Reinvested dividends and distributions	1,353	40,620
Shares repurchased	(50,242)	(1,643,889)
Net Increase/(Decrease)	(37,727)	$ (1,245,160)
Class S Shares:
Shares sold	1,484	$ 50,010
Reinvested dividends and distributions	-	-
Shares repurchased	-	-
Net Increase/(Decrease)	1,484	$ 50,010
Class T Shares:
Shares sold	28,736	$ 978,017
Reinvested dividends and distributions	-	-
Shares repurchased	(1)	(34)
Net Increase/(Decrease)	28,735	$ 977,983
(1)	Period from June 5, 2017 (inception date) through July 31, 2017 for Class D Shares, Class S Shares and Class T Shares.

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$583,717,717	$ 742,230,290	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain

Janus Investment Fund	37

Janus Henderson European Focus Fund

Notes to Financial Statements (unaudited)

premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

38	MARCH 31, 2018

Janus Henderson European Focus Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

Janus Investment Fund	39

Janus Henderson European Focus Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

40	MARCH 31, 2018

Janus Henderson European Focus Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

Janus Investment Fund	41

Janus Henderson European Focus Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

42	MARCH 31, 2018

Janus Henderson European Focus Fund

Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

Janus Investment Fund	43

Janus Henderson European Focus Fund

Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

44	MARCH 31, 2018

Janus Henderson European Focus Fund

Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

Janus Investment Fund	45

Janus Henderson European Focus Fund

Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

46	MARCH 31, 2018

Janus Henderson European Focus Fund

Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	47

Janus Henderson European Focus Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

48	MARCH 31, 2018

Janus Henderson European Focus Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Investment Fund	49

Janus Henderson European Focus Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

50	MARCH 31, 2018

Janus Henderson European Focus Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Janus Investment Fund	51

Janus Henderson European Focus Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

52	MARCH 31, 2018

Janus Henderson European Focus Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	53

Janus Henderson European Focus Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

54	MARCH 31, 2018

Janus Henderson European Focus Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	55

Janus Henderson European Focus Fund

Notes

NotesPage1

56	MARCH 31, 2018

Janus Henderson European Focus Fund

Notes

NotesPage2

Janus Investment Fund	57

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-24-93080 05-18

SEMIANNUAL REPORT March 31, 2018

Janus Henderson Forty Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Forty Fund

Janus Henderson Forty Fund (unaudited)

FUND SNAPSHOT

We believe that constructing a concentrated portfolio of quality growth companies will allow us to outperform our benchmark over time. We define quality as companies that enjoy sustainable “moats” around their businesses, potentially allowing them to grow faster, with higher returns, than their competitors. We believe the market often underestimates these companies’ sustainable competitive advantage periods.

Doug Rao co-portfolio manager	Nick Schommer co-portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended March 31, 2018, Janus Forty Fund’s Class I Shares returned 9.54% versus a return of 9.39% for the Fund’s primary benchmark, the Russell 1000® Growth Index. The Fund’s secondary benchmark, the S&P 500® Index, returned 5.84% for the period.

INVESTMENT ENVIRONMENT

U.S. equities were up for the six-month period, but were volatile. Stocks ended 2017 with another quarter of strong gains, buttressed by synchronous growth across major economies and anticipation that corporate tax reform will boost future U.S. corporate earnings. In the first quarter of 2018, concerns over inflation and faster-than-expected interest rate hikes were a source of volatility, as were fears about protectionist trade policies. The consumer discretionary and technology sectors were among the top performing sectors within Russell 1000 Growth Index.

PERFORMANCE DISCUSSION

As part of our investment strategy, we seek companies that have built clear, sustainable competitive moats around their businesses, which should help them grow market share within their respective industries over time. Important competitive advantages could include a strong brand, network effects from a product or service that would be hard for a competitor to replicate, a lower cost structure than competitors in the industry, a distribution advantage or patent protection over valuable intellectual property. We think emphasizing these sustainable competitive advantages can be a meaningful driver of outperformance over longer time horizons because the market often underestimates the duration of growth for these companies and the long-term potential return to shareholders. This period, many of the companies in our fund continued to put up impressive results and validate our view that they are well positioned to grow in excess of the market.

Amazon was our largest contributor. Acceleration of its cloud business and continued margin improvement for its core retail business helped drive the stock. Potential for Amazon to leverage its platform to expand into new industries has also driven the stock higher in recent months. Amazon is a longtime holding in our fund and our views on the company remain the same: The company’s scale and distribution advantage have entrenched it as the dominant e-commerce platform, which should allow it to continue gaining consumer wallet share as shopping gravitates to online and mobile purchases. Meanwhile, Amazon Web Services is revolutionizing the way companies utilize IT services, using its scale to offer a disruptive pricing model to businesses seeking IT functions in the cloud.

Mastercard was another top contributor. The stock is another longtime holding in which we continue to see its thesis play out. Our long-term view is that payments companies such as Mastercard are poised to benefit as consumers and businesses switch from cash and check to plastic and electronic payments. Mastercard is particularly well positioned to benefit from this shift because a majority of its revenues are generated outside the U.S., where many markets have a lower penetration of card and electronic payments and are experiencing significantly faster electronic purchase volume growth. Another period of strong revenue growth and better-than-expected guidance only confirm our point of view.

Salesforce also made meaningful contributions to performance. The stock was up after the company reported exceptionally strong earnings results in late February. We continue to like Salesforce’s position as a leader in cloud-based enterprise software, and believe it will benefit as marketing and sales departments move more functions from on-premises software to the cloud, and as the company moves into new adjacencies beyond sales and marketing departments.

Janus Investment Fund	1

Janus Henderson Forty Fund (unaudited)

While pleased with the results of most companies in our fund, we still held stocks that detracted from performance. Celgene was our largest detractor. The stock was down due to a couple of setbacks for some of its treatments during the period. A new treatment for Crohn’s disease reported lackluster trial data, while the Food and Drug Administration (FDA) issued a Refusal to File letter for Celgene’s multiple sclerosis drug, ozanimod. Both setbacks were disappointing, but we continue to hold the stock. We are hopeful that some ongoing trials for the multiple sclerosis treatment may address some of the FDA’s questions. We also believe that at this valuation, the market is not giving Celgene enough credit for the cash flow generation potential of its blood cancer treatment, Revlimid, or the potential of other products in its pipeline.

Regeneron Pharmaceuticals also detracted from performance. The stock declined as investors worried about competition facing Eylea, Regeneron’s lead eye therapy, and Dupixent, its recently launched treatment for eczema. While aware of the competitive landscape, we believe sales of Eylea can provide solid cash flows for Regeneron in the near term, while Dupixent likely won’t hit peak revenues until several years from now. In addition, we like Regeneron’s immuno-oncology pipeline and inflammatory disease programs, among other assets, and believe they should provide additional sources of growth for the company.

Citigroup was another detractor. The stock was down in part due to concerns about how tariffs or a potential trade war might impact the global business. We are less concerned about a trade war, however, and believe the market is overlooking several positive tailwinds for the company including deregulation, rising interest rates and an increasing ability to return more cash to shareholders.

OUTLOOK

At a market multiple of 16x forward earnings, we believe stocks are reasonably valued, especially when compared to other asset classes. While stocks have made significant gains in recent quarters, we would also highlight that stronger earnings drove much of the move. Given the potential for further earnings growth due to tax reform and a strengthening economy, we don’t believe stocks are as expensive as some market pundits suggest.

However, we wouldn’t be surprised to see a little multiple compression if interest rates rise. That should make earnings growth imperative to drive stock appreciation going forward. We like how our fund is positioned for such an environment. We believe our holdings underpin powerful secular growth trends that should position them for resilient earnings growth in the coming years.

Thank you for your investment in Janus Henderson Forty Fund.

2	MARCH 31, 2018

Janus Henderson Forty Fund (unaudited)

Fund At A Glance

March 31, 2018

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Amazon.com Inc	1.65%	Celgene Corp	-1.50%
	Mastercard Inc	1.36%	Regeneron Pharmaceuticals Inc	-0.47%
	salesforce.com Inc	1.01%	Shire PLC (ADR)	-0.37%
	Adobe Systems Inc	1.00%	Allergan PLC	-0.30%
	Microsoft Corp	0.96%	Citigroup Inc	-0.25%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell 1000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Information Technology	1.95%	44.08%	38.47%
	Consumer Discretionary	0.58%	14.87%	18.15%
	Consumer Staple	0.34%	0.00%	6.52%
	Materials	0.15%	4.31%	3.68%
	Telecommunications Services	0.10%	0.00%	0.93%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell 1000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Health Care	-1.73%	15.09%	13.06%
	Financials	-0.54%	10.38%	3.39%
	Other**	-0.47%	4.10%	0.00%
	Industrials	-0.08%	3.36%	12.52%
	Utilities	0.00%	0.00%	0.01%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Forty Fund (unaudited)

Fund At A Glance

March 31, 2018

5 Largest Equity Holdings - (% of Net Assets)
Mastercard Inc
Information Technology Services	6.4%
Amazon.com Inc
Internet & Direct Marketing Retail	5.5%
Alphabet Inc - Class C
Internet Software & Services	5.5%
salesforce.com Inc
Software	4.8%
Microsoft Corp
Software	4.7%
26.9%

Asset Allocation - (% of Net Assets)
Common Stocks	96.8%
Investment Companies	3.3%
Other	(0.1)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2018	As of September 30, 2017

4	MARCH 31, 2018

Janus Henderson Forty Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2018						per the January 26, 2018 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	9.38%	22.35%	16.00%	8.69%	11.26%	1.06%	1.05%
Class A Shares at MOP	3.07%	15.31%	14.63%	8.05%	11.06%
Class C Shares at NAV	9.05%	21.57%	15.27%	7.94%	10.69%	1.78%	1.75%
Class C Shares at CDSC	8.07%	20.57%	15.27%	7.94%	10.69%
Class D Shares(1)	9.48%	22.63%	15.90%	8.55%	11.26%	0.82%	0.79%
Class I Shares	9.54%	22.72%	16.36%	9.00%	11.26%	0.75%	0.73%
Class N Shares	9.59%	22.78%	16.46%	8.55%	11.26%	0.68%	0.66%
Class R Shares	9.19%	21.88%	15.59%	8.26%	11.00%	1.43%	1.41%
Class S Shares	9.29%	22.15%	15.90%	8.55%	11.26%	1.18%	1.16%
Class T Shares	9.47%	22.52%	16.18%	8.55%	11.26%	0.93%	0.91%
Russell 1000 Growth Index	9.39%	21.25%	15.53%	11.34%	7.64%
S&P 500 Index	5.84%	13.99%	13.31%	9.49%	7.89%
Morningstar Quartile - Class S Shares	-	2nd	1st	4th	1st
Morningstar Ranking - based on total returns for Large Growth Funds	-	524/1,425	252/1,328	921/1,137	28/627

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset

Janus Investment Fund	5

Janus Henderson Forty Fund (unaudited)

Performance

Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through February 1, 2019.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes..

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009 after the reorganization of each class of Janus Adviser Forty Fund (the “JAD predecessor fund”) into corresponding shares of the Fund.

Performance shown for Class S Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from August 1, 2000 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class S Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of the Retirement Shares into the JAD predecessor fund). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Performance shown for Class C Shares reflects the historical performance of the JAD predecessor fund’s Class C Shares from September 30, 2002 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class C Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to September 30, 2002, the performance shown for Class C Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). For the periods prior to August 1, 2000, the performance shown for Class C Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to September 30, 2002 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitation or waivers.

Performance shown for Class A Shares and Class R Shares reflects the historical performance of each corresponding class of the JAD predecessor fund from September 30, 2004 to July 6, 2009, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund respectively, net of any applicable fee and expense limitations or waivers. Performance shown for each class for the periods August 1, 2000 to September 30, 2004 reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). Performance shown for each class for the periods prior to August 1, 2000 reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for Class A Shares for certain periods prior to September 30, 2004 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. Performance shown for Class R Shares for certain periods prior to September 30, 2004 was calculated using the fees and expenses of Class R Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Performance shown for Class I Shares reflects the historical performance of the JAD predecessor fund’s Class I Shares from November 28, 2005 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class I Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to November 28, 2005, the performance shown for Class I Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). For the periods prior to August 1, 2000, the performance shown for Class I Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to November 28, 2005 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on January 27, 2017. Performance shown for Class D Shares reflects the performance of the Fund's Class S Shares from July 6, 2009 to January 27, 2017, calculated using the fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to July 6, 2009, the performance shown for Class D Shares reflects the performance of Class S Shares (formerly named Class I Shares) of the JAD predecessor fund (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund's Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class D Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series - Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for Class T Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from August 1, 2000 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class T Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

6	MARCH 31, 2018

Janus Henderson Forty Fund (unaudited)

Performance

Class N Shares commenced operations on May 31, 2012. Performance shown for Class N Shares reflects the performance of the Fund’s Class S Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to July 6, 2009, the performance shown for Class N Shares reflects the performance of Class S Shares (formerly named Class I Shares) of the JAD predecessor fund (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class N Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Predecessor Fund’s inception date – May 1, 1997

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson Forty Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/17)	Ending Account Value (3/31/18)	Expenses Paid During Period (10/1/17 - 3/31/18)†	Beginning Account Value (10/1/17)	Ending Account Value (3/31/18)	Expenses Paid During Period (10/1/17 - 3/31/18)†	Net Annualized Expense Ratio (10/1/17 - 3/31/18)
Class A Shares	$1,000.00	$1,093.80	$5.01	$1,000.00	$1,020.14	$4.84	0.96%
Class C Shares	$1,000.00	$1,090.50	$8.34	$1,000.00	$1,016.95	$8.05	1.60%
Class D Shares	$1,000.00	$1,094.80	$3.71	$1,000.00	$1,021.39	$3.58	0.71%
Class I Shares	$1,000.00	$1,095.40	$3.34	$1,000.00	$1,021.74	$3.23	0.64%
Class N Shares	$1,000.00	$1,095.90	$2.98	$1,000.00	$1,022.09	$2.87	0.57%
Class R Shares	$1,000.00	$1,091.90	$6.88	$1,000.00	$1,018.35	$6.64	1.32%
Class S Shares	$1,000.00	$1,092.90	$5.58	$1,000.00	$1,019.60	$5.39	1.07%
Class T Shares	$1,000.00	$1,094.70	$4.23	$1,000.00	$1,020.89	$4.08	0.81%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	MARCH 31, 2018

Janus Henderson Forty Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – 96.8%
Aerospace & Defense – 1.3%
General Dynamics Corp	693,107	$153,107,336
Auto Components – 1.7%
Aptiv PLC	2,403,437	204,220,042
Banks – 2.8%
Citigroup Inc	5,028,344	339,413,220
Biotechnology – 3.5%
Celgene Corp*	2,608,110	232,669,493
Regeneron Pharmaceuticals Inc*	543,747	187,244,717
		419,914,210
Capital Markets – 7.6%
Charles Schwab Corp	5,316,207	277,612,330
Goldman Sachs Group Inc	1,201,443	302,595,434
Intercontinental Exchange Inc	4,531,740	328,641,785
		908,849,549
Chemicals – 3.9%
Air Products & Chemicals Inc	1,318,035	209,607,106
Sherwin-Williams Co	668,387	262,087,910
		471,695,016
Construction Materials – 0.9%
Vulcan Materials Co	919,935	105,028,979
Electronic Equipment, Instruments & Components – 1.7%
TE Connectivity Ltd	1,999,818	199,781,818
Equity Real Estate Investment Trusts (REITs) – 3.7%
American Tower Corp	3,068,146	445,924,340
Health Care Equipment & Supplies – 4.5%
Boston Scientific Corp*	10,443,427	285,314,426
Intuitive Surgical Inc*	615,579	254,129,479
		539,443,905
Health Care Providers & Services – 1.8%
Humana Inc	812,813	218,508,519
Hotels, Restaurants & Leisure – 2.4%
Starbucks Corp	5,057,132	292,757,371
Information Technology Services – 7.7%
Mastercard Inc	4,388,253	768,646,395
PayPal Holdings Inc*	2,003,155	151,979,370
		920,625,765
Internet & Direct Marketing Retail – 9.4%
Amazon.com Inc*	458,374	663,423,025
Booking Holdings Inc*	79,546	165,486,703
Ctrip.com International Ltd (ADR)*	3,539,646	165,018,296
Netflix Inc*	451,088	133,228,841
		1,127,156,865
Internet Software & Services – 9.1%
Alphabet Inc - Class C*	640,157	660,507,591
Facebook Inc*	1,151,292	183,964,949
Tencent Holdings Ltd	4,629,200	246,425,817
		1,090,898,357
Pharmaceuticals – 4.6%
Allergan PLC	1,231,028	207,169,702
Nektar Therapeutics*	946,982	100,626,307
Zoetis Inc	2,897,875	242,001,541
		549,797,550
Professional Services – 1.2%
CoStar Group Inc*	382,075	138,570,961
Road & Rail – 2.1%
Union Pacific Corp	1,824,451	245,260,948
Semiconductor & Semiconductor Equipment – 7.8%
ASML Holding NV#	1,723,488	342,215,777

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Forty Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – (continued)
NVIDIA Corp	724,297	$167,739,942
Texas Instruments Inc	4,107,713	426,750,304
		936,706,023
Software – 15.2%
Activision Blizzard Inc	6,030,805	406,838,105
Adobe Systems Inc*	1,267,852	273,957,460
Microsoft Corp	6,136,278	560,058,093
salesforce.com Inc*	4,943,003	574,871,249
		1,815,724,907
Technology Hardware, Storage & Peripherals – 1.6%
Apple Inc	1,127,237	189,127,824
Textiles, Apparel & Luxury Goods – 2.3%
NIKE Inc	4,134,020	274,664,289
Total Common Stocks (cost $8,024,834,564)		11,587,177,794
Investment Companies – 3.3%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Henderson Cash Collateral Fund LLC, 1.5300%ºº,£	1,607,850	1,607,850
Money Markets – 3.3%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº,£	393,850,950	393,850,950
Total Investment Companies (cost $395,458,800)		395,458,800
Total Investments (total cost $8,420,293,364) – 100.1%		11,982,636,594
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(11,214,835)
Net Assets – 100%		$11,971,421,759

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$11,228,976,704	93.7%
China	411,444,113	3.4
Netherlands	342,215,777	2.9

Total	$11,982,636,594	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/18
Investment Companies – 3.3%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Henderson Cash Collateral Fund LLC, 1.5300%ºº	$9,478∆	$—	$—	$1,607,850
Money Markets – 3.3%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº	2,930,907	—	—	393,850,950

Total Affiliated Investments – 3.3%	$2,940,385	$—	$—	$395,458,800

(1) For securities that were affiliated for a portion of the period ended March 31, 2018, this column reflects amounts for the entire period ended March 31, 2018 and not just the period in which the security was affiliated.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2018

Janus Henderson Forty Fund

Schedule of Investments (unaudited)

March 31, 2018

	Share Balance at 9/30/17	Purchases	Sales	Share Balance at 3/31/18
Investment Companies – 3.3%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Henderson Cash Collateral Fund LLC, 1.5300%ºº	—	171,214,075	(169,606,225)	1,607,850
Money Markets – 3.3%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº	516,017,453	1,122,477,497	(1,244,644,000)	393,850,950

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Forty Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 1000® Growth Index	Russell 1000® Growth Index reflects the performance of U.S. large-cap equities with higher price-to-book ratios and higher forecasted growth values.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2018.

#	Loaned security; a portion of the security is on loan at March 31, 2018.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Internet Software & Services	$844,472,540	$246,425,817	$-
All Other	10,496,279,437	-	-
Investment Companies	-	395,458,800	-
Total Assets	$11,340,751,977	$641,884,617	$-

12	MARCH 31, 2018

Janus Henderson Forty Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2018

See footnotes at the end of the Statement

Assets:
Unaffiliated investments, at value(1)(2)	$11,587,177,794
Affiliated investments, at value(3)	395,458,800
Cash	1,336,810
Non-interested Trustees' deferred compensation	240,316
Receivables:
Dividends	4,733,523
Fund shares sold	3,954,846
Dividends from affiliates	537,854
Other assets	67,642
Total Assets	11,993,507,585
Liabilities:
Collateral for securities loaned (Note 2)	1,607,850
Payables:	—
Fund shares repurchased	10,670,581
Advisory fees	6,252,223
Transfer agent fees and expenses	2,045,684
12b-1 Distribution and shareholder servicing fees	425,798
Non-interested Trustees' deferred compensation fees	240,316
Non-interested Trustees' fees and expenses	86,741
Fund administration fees	83,854
Professional fees	44,716
Custodian fees	1,220
Accrued expenses and other payables	626,843
Total Liabilities	22,085,826
Net Assets	$11,971,421,759

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Forty Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2018

Net Assets Consist of:
Capital (par value and paid-in surplus)	$8,051,896,306
Undistributed net investment income/(loss)	(103,388)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	357,275,946
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	3,562,352,895
Total Net Assets	$11,971,421,759
Net Assets - Class A Shares	$209,540,118
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,336,994
Net Asset Value Per Share(4)	$33.07
Maximum Offering Price Per Share(5)	$35.09
Net Assets - Class C Shares	$231,522,920
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,398,459
Net Asset Value Per Share(4)	$27.57
Net Assets - Class D Shares	$7,059,732,579
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	220,662,910
Net Asset Value Per Share	$31.99
Net Assets - Class I Shares	$997,499,533
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	29,190,854
Net Asset Value Per Share	$34.17
Net Assets - Class N Shares	$176,449,505
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,148,830
Net Asset Value Per Share	$34.27
Net Assets - Class R Shares	$119,900,663
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,025,499
Net Asset Value Per Share	$29.79
Net Assets - Class S Shares	$516,135,407
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,208,069
Net Asset Value Per Share	$31.84
Net Assets - Class T Shares	$2,660,641,034
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	82,104,480
Net Asset Value Per Share	$32.41

(1) Includes cost of $8,024,834,564.

(2) Includes $1,575,693 of securities on loan. See Note 2 in Notes to Financial Statements.

(3) Includes cost of $395,458,800.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	MARCH 31, 2018

Janus Henderson Forty Fund

Statement of Operations (unaudited)

For the period ended March 31, 2018

Investment Income:
Dividends	$42,762,803
Dividends from affiliates	2,930,907
Affiliated securities lending income, net	9,478
Total Investment Income	45,703,188
Expenses:
Advisory fees	38,675,700
12b-1 Distribution and shareholder servicing fees:
Class A Shares	269,925
Class C Shares	1,126,425
Class R Shares	303,870
Class S Shares	659,067
Transfer agent administrative fees and expenses:
Class D Shares	4,188,178
Class R Shares	152,215
Class S Shares	659,067
Class T Shares	3,301,539
Transfer agent networking and omnibus fees:
Class A Shares	141,265
Class C Shares	89,726
Class I Shares	313,304
Other transfer agent fees and expenses:
Class A Shares	13,023
Class C Shares	12,396
Class D Shares	385,536
Class I Shares	21,821
Class N Shares	2,437
Class R Shares	837
Class S Shares	3,265
Class T Shares	17,048
Fund administration fees	462,801
Shareholder reports expense	393,933
Non-interested Trustees’ fees and expenses	184,962
Registration fees	116,078
Custodian fees	96,369
Professional fees	61,330
Other expenses	299,681
Total Expenses	51,951,798
Less: Excess Expense Reimbursement and Waivers	(6,354,352)
Net Expenses	45,597,446
Net Investment Income/(Loss)	105,742
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	420,583,000
Total Net Realized Gain/(Loss) on Investments	420,583,000
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	641,417,859
Total Change in Unrealized Net Appreciation/Depreciation	641,417,859
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,062,106,601

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Forty Fund

Statements of Changes in Net Assets

	Period ended March 31, 2018 (unaudited)	Year ended September 30, 2017(1)

Operations:
Net investment income/(loss)	$105,742	$6,971,842
Net realized gain/(loss) on investments	420,583,000	1,168,524,517
Change in unrealized net appreciation/depreciation	641,417,859	(44,548,381)
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,062,106,601	1,130,947,978
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class D Shares	(1,659,965)	—
Class I Shares	(345,524)	—
Class N Shares	(80,308)	—
Class T Shares	(85,932)	—
Total Dividends from Net Investment Income	(2,171,729)	—
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(18,668,804)	(22,975,662)
Class C Shares	(23,620,519)	(29,832,715)
Class D Shares	(604,372,545)	(662,239)
Class I Shares	(79,052,487)	(81,024,728)
Class N Shares	(13,144,170)	(14,444,979)
Class R Shares	(11,176,636)	(13,093,745)
Class S Shares	(45,770,346)	(55,147,901)
Class T Shares	(226,276,031)	(9,435,274)
Total Distributions from Net Realized Gain from Investment Transactions	(1,022,081,538)	(226,617,243)
Net Decrease from Dividends and Distributions to Shareholders	(1,024,253,267)	(226,617,243)
Capital Share Transactions: (Note 5)
Class A Shares	(2,585,327)	(42,766,459)
Class C Shares	(1,423,603)	(42,855,804)
Class D Shares	392,903,980	6,133,211,356
Class I Shares	53,965,065	72,819,613
Class N Shares	26,798,357	2,695,925
Class R Shares	1,086,709	(6,635,118)
Class S Shares	(2,624,724)	(62,864,288)
Class T Shares	121,806,686	2,244,690,073
Net Increase/(Decrease) from Capital Share Transactions	589,927,143	8,298,295,298
Net Increase/(Decrease) in Net Assets	627,780,477	9,202,626,033
Net Assets:
Beginning of period	11,343,641,282	2,141,015,249
End of period	$11,971,421,759	$11,343,641,282

Undistributed Net Investment Income/(Loss)	$(103,388)	$1,962,599

(1) Period from January 27, 2017 (inception date) through September 30, 2017 for Class D Shares.

See Notes to Financial Statements.

16	MARCH 31, 2018

Janus Henderson Forty Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$33.03	$30.17	$31.28		$41.89	$45.79	$38.43
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.03)(1)	(0.03)(1)	(0.10)(1)		(0.11)(1)	(0.13)(1)	0.53
Net realized and unrealized gain/(loss)	3.02	6.13	3.50		3.70	5.38	6.98
Total from Investment Operations	2.99	6.10	3.40		3.59	5.25	7.51
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—		—	(0.39)	(0.15)
Distributions (from capital gains)	(2.95)	(3.24)	(4.51)		(14.20)	(8.76)	—
Total Dividends and Distributions	(2.95)	(3.24)	(4.51)		(14.20)	(9.15)	(0.15)
Net Asset Value, End of Period	$33.07	$33.03	$30.17		$31.28	$41.89	$45.79
Total Return*	9.38%	22.03%	11.36%		10.79%	12.72%	19.61%
Net Assets, End of Period (in thousands)	$209,540	$211,197	$233,191		$220,007	$251,009	$390,945
Average Net Assets for the Period (in thousands)	$216,542	$219,728	$234,755		$232,651	$353,889	$409,492
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.06%	1.07%	1.10%		1.05%	0.92%	0.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%	1.02%	1.10%		1.05%	0.92%	0.84%
Ratio of Net Investment Income/(Loss)	(0.19)%	(0.11)%	(0.32)%		(0.33)%	(0.30)%	0.71%
Portfolio Turnover Rate	17%	56%	40%		49%	51%	43%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$28.08	$26.27	$27.92	$39.00	$43.19	$36.40
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.12)(1)	(0.19)(1)	(0.23)(1)	(0.22)(1)	(0.41)(1)	(0.36)
Net realized and unrealized gain/(loss)	2.56	5.24	3.09	3.34	5.04	7.15
Total from Investment Operations	2.44	5.05	2.86	3.12	4.63	6.79
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	(0.06)	—
Distributions (from capital gains)	(2.95)	(3.24)	(4.51)	(14.20)	(8.76)	—
Total Dividends and Distributions	(2.95)	(3.24)	(4.51)	(14.20)	(8.82)	—
Net Asset Value, End of Period	$27.57	$28.08	$26.27	$27.92	$39.00	$43.19
Total Return*	9.05%	21.24%	10.72%	10.26%	11.89%	18.65%
Net Assets, End of Period (in thousands)	$231,523	$235,992	$261,902	$258,107	$297,564	$327,004
Average Net Assets for the Period (in thousands)	$237,963	$245,129	$262,926	$281,771	$320,463	$324,884
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.71%	1.69%	1.68%	1.45%	1.67%	1.65%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.60%	1.64%	1.68%	1.45%	1.67%	1.63%
Ratio of Net Investment Income/(Loss)	(0.84)%	(0.72)%	(0.91)%	(0.73)%	(1.04)%	(0.07)%
Portfolio Turnover Rate	17%	56%	40%	49%	51%	43%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Forty Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and the period ended September 30	2018	2017(1)
Net Asset Value, Beginning of Period	$32.02	$28.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01	0.05
Net realized and unrealized gain/(loss)	2.92	4.62
Total from Investment Operations	2.93	4.67
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	—
Distributions (from capital gains)	(2.95)	(1.46)
Total Dividends and Distributions	(2.96)	(1.46)
Net Asset Value, End of Period	$31.99	$32.02
Total Return*	9.48%	16.71%
Net Assets, End of Period (in thousands)	$7,059,733	$6,646,830
Average Net Assets for the Period (in thousands)	$6,997,613	$4,012,697
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.71%	0.73%
Ratio of Net Investment Income/(Loss)	0.06%	0.25%
Portfolio Turnover Rate	17%	56%

Class I Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$34.00	$30.87	$31.83	$42.28	$46.14	$38.72
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(2)	0.07(2)	—(2)(3)	(0.01)(2)	0.02(2)	0.79
Net realized and unrealized gain/(loss)	3.11	6.30	3.55	3.76	5.42	6.88
Total from Investment Operations	3.13	6.37	3.55	3.75	5.44	7.67
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	—	—	—	(0.54)	(0.25)
Distributions (from capital gains)	(2.95)	(3.24)	(4.51)	(14.20)	(8.76)	—
Total Dividends and Distributions	(2.96)	(3.24)	(4.51)	(14.20)	(9.30)	(0.25)
Net Asset Value, End of Period	$34.17	$34.00	$30.87	$31.83	$42.28	$46.14
Total Return*	9.54%	22.43%	11.67%	11.17%	13.11%	19.94%
Net Assets, End of Period (in thousands)	$997,500	$935,002	$776,138	$834,919	$1,095,564	$811,918
Average Net Assets for the Period (in thousands)	$980,365	$820,856	$807,798	$964,589	$773,534	$984,309
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.74%	0.75%	0.78%	0.75%	0.60%	0.55%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.64%	0.70%	0.78%	0.75%	0.60%	0.55%
Ratio of Net Investment Income/(Loss)	0.13%	0.22%	(0.01)%	(0.04)%	0.05%	1.02%
Portfolio Turnover Rate	17%	56%	40%	49%	51%	43%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from January 27, 2017 (inception date) through September 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18	MARCH 31, 2018

Janus Henderson Forty Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$34.08	$30.92	$31.86	$42.26	$46.15	$38.73
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(1)	0.09(1)	0.02(1)	0.02(1)	0.06(1)	0.28
Net realized and unrealized gain/(loss)	3.13	6.31	3.55	3.78	5.40	7.43
Total from Investment Operations	3.16	6.40	3.57	3.80	5.46	7.71
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	—	—	—	(0.59)	(0.29)
Distributions (from capital gains)	(2.95)	(3.24)	(4.51)	(14.20)	(8.76)	—
Total Dividends and Distributions	(2.97)	(3.24)	(4.51)	(14.20)	(9.35)	(0.29)
Net Asset Value, End of Period	$34.27	$34.08	$30.92	$31.86	$42.26	$46.15
Total Return*	9.59%	22.49%	11.73%	11.34%	13.17%	20.03%
Net Assets, End of Period (in thousands)	$176,450	$148,223	$129,093	$110,956	$68,810	$23,029
Average Net Assets for the Period (in thousands)	$165,265	$147,902	$122,505	$87,250	$54,492	$23,323
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.68%	0.68%	0.71%	0.69%	0.52%	0.47%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.57%	0.63%	0.71%	0.69%	0.52%	0.47%
Ratio of Net Investment Income/(Loss)	0.20%	0.30%	0.06%	0.06%	0.15%	0.89%
Portfolio Turnover Rate	17%	56%	40%	49%	51%	43%

Class R Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$30.08	$27.84	$29.30	$40.19	$44.25	$37.14
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.08)(1)	(0.13)(1)	(0.19)(1)	(0.22)(1)	(0.26)(1)	0.05
Net realized and unrealized gain/(loss)	2.74	5.61	3.24	3.53	5.18	7.06
Total from Investment Operations	2.66	5.48	3.05	3.31	4.92	7.11
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	(0.22)	—
Distributions (from capital gains)	(2.95)	(3.24)	(4.51)	(14.20)	(8.76)	—
Total Dividends and Distributions	(2.95)	(3.24)	(4.51)	(14.20)	(8.98)	—
Net Asset Value, End of Period	$29.79	$30.08	$27.84	$29.30	$40.19	$44.25
Total Return*	9.19%	21.62%	10.88%	10.47%	12.35%	19.14%
Net Assets, End of Period (in thousands)	$119,901	$119,259	$116,521	$119,501	$136,575	$161,383
Average Net Assets for the Period (in thousands)	$122,113	$115,657	$118,781	$131,651	$150,821	$164,019
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.42%	1.43%	1.47%	1.41%	1.27%	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.32%	1.37%	1.47%	1.41%	1.27%	1.21%
Ratio of Net Investment Income/(Loss)	(0.55)%	(0.46)%	(0.69)%	(0.69)%	(0.64)%	0.35%
Portfolio Turnover Rate	17%	56%	40%	49%	51%	43%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Forty Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$31.93	$29.29	$30.54	$41.21	$45.16	$37.89
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.05)(1)	(0.06)(1)	(0.12)(1)	(0.13)(1)	(0.15)(1)	0.30
Net realized and unrealized gain/(loss)	2.91	5.94	3.38	3.66	5.31	7.07
Total from Investment Operations	2.86	5.88	3.26	3.53	5.16	7.37
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	(0.35)	(0.10)
Distributions (from capital gains)	(2.95)	(3.24)	(4.51)	(14.20)	(8.76)	—
Total Dividends and Distributions	(2.95)	(3.24)	(4.51)	(14.20)	(9.11)	(0.10)
Net Asset Value, End of Period	$31.84	$31.93	$29.29	$30.54	$41.21	$45.16
Total Return*	9.29%	21.93%	11.15%	10.86%	12.69%	19.49%
Net Assets, End of Period (in thousands)	$516,135	$517,623	$535,216	$582,208	$687,469	$1,423,516
Average Net Assets for the Period (in thousands)	$528,739	$512,584	$567,568	$658,459	$1,215,799	$1,581,421
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.17%	1.18%	1.21%	1.18%	1.02%	0.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.07%	1.12%	1.21%	1.12%	0.97%	0.91%
Ratio of Net Investment Income/(Loss)	(0.30)%	(0.20)%	(0.43)%	(0.40)%	(0.35)%	0.66%
Portfolio Turnover Rate	17%	56%	40%	49%	51%	43%

Class T Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$32.40	$29.61	$30.76	$41.34	$45.27	$38.02
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.01)(1)	0.05(1)	(0.05)(1)	(0.06)(1)	(0.06)(1)	0.48
Net realized and unrealized gain/(loss)	2.97	5.98	3.41	3.68	5.31	6.99
Total from Investment Operations	2.96	6.03	3.36	3.62	5.25	7.47
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	—	—	—	(0.42)	(0.22)
Distributions (from capital gains)	(2.95)	(3.24)	(4.51)	(14.20)	(8.76)	—
Total Dividends and Distributions	(2.95)	(3.24)	(4.51)	(14.20)	(9.18)	(0.22)
Net Asset Value, End of Period	$32.41	$32.40	$29.61	$30.76	$41.34	$45.27
Total Return*	9.47%	22.22%	11.43%	11.10%	12.90%	19.74%
Net Assets, End of Period (in thousands)	$2,660,641	$2,529,514	$88,954	$54,994	$25,731	$36,961
Average Net Assets for the Period (in thousands)	$2,647,936	$1,084,741	$85,549	$36,846	$30,580	$52,021
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	0.93%	0.96%	0.95%	0.77%	0.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.82%	0.96%	0.94%	0.76%	0.71%
Ratio of Net Investment Income/(Loss)	(0.04)%	0.15%	(0.17)%	(0.17)%	(0.13)%	0.84%
Portfolio Turnover Rate	17%	56%	40%	49%	51%	43%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

20	MARCH 31, 2018

Janus Henderson Forty Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Forty Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as nondiversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Janus Investment Fund	21

Janus Henderson Forty Fund

Notes to Financial Statements (unaudited)

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

22	MARCH 31, 2018

Janus Henderson Forty Fund

Notes to Financial Statements (unaudited)

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $289,948,989 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Janus Investment Fund	23

Janus Henderson Forty Fund

Notes to Financial Statements (unaudited)

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and

24	MARCH 31, 2018

Janus Henderson Forty Fund

Notes to Financial Statements (unaudited)

Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned

Janus Investment Fund	25

Janus Henderson Forty Fund

Notes to Financial Statements (unaudited)

securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable).

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Deutsche Bank AG	$1,575,693	$—	$(1,575,693)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

26	MARCH 31, 2018

Janus Henderson Forty Fund

Notes to Financial Statements (unaudited)

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of March 31, 2018, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $1,575,693 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2018 is $1,607,850, resulting in the net amount due to the counterparty of $32,157.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell 1000® Growth Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. Effective May 1, 2017, Janus Twenty Fund merged into the Fund. For two years after the merger Janus Capital has agreed to waive its investment advisory fee by calculating the performance adjustment using the lesser of the Fund’s 36-month historical performance or a blended historical performance comprised of Janus Twenty Fund’s performance for periods prior to the merger and the Fund’s performance for the periods after the merger.

The Fund’s prospectus and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2018, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.65%.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees (if applicable), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.77% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2019. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Janus Investment Fund	27

Janus Henderson Forty Fund

Notes to Financial Statements (unaudited)

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

28	MARCH 31, 2018

Janus Henderson Forty Fund

Notes to Financial Statements (unaudited)

Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Total compensation of $268,180 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2018. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $240,213 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2018.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2018 can be found in a table located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2018, Janus Henderson Distributors retained upfront sales charges of $35,250.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2018.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption

Janus Investment Fund	29

Janus Henderson Forty Fund

Notes to Financial Statements (unaudited)

of the Class C Shares redeemed. During the period ended March 31, 2018, redeeming shareholders of Class C Shares paid CDSCs of $6,081.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2018, the Fund engaged in cross trades amounting to $11,837,881 in sales, resulting in a net realized gain of $3,810,324. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2018 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 8,426,413,042	$3,664,608,543	$(108,384,991)	$ 3,556,223,552

30	MARCH 31, 2018

Janus Henderson Forty Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2018		Year ended September 30, 2017(1)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,073,982	$ 35,570,165	2,971,184	$ 89,820,435
Reinvested dividends and distributions	392,329	12,503,531	598,934	17,344,568
Shares repurchased	(1,523,926)	(50,659,023)	(4,905,606)	(149,931,462)
Net Increase/(Decrease)	(57,615)	$ (2,585,327)	(1,335,488)	$ (42,766,459)
Class C Shares:
Shares sold	616,848	$ 17,029,360	1,395,268	$ 36,208,247
Reinvested dividends and distributions	674,650	17,959,179	798,952	19,930,345
Shares repurchased	(1,296,220)	(36,412,142)	(3,761,384)	(98,994,396)
Net Increase/(Decrease)	(4,722)	$ (1,423,603)	(1,567,164)	$ (42,855,804)
Class D Shares:
Shares sold	3,109,856	$100,875,812	2,487,370	$ 76,083,804
Shares from the Acquisition (See Note 8)	-	-	211,951,602	6,268,214,295
Reinvested dividends and distributions	19,002,442	585,655,255	22,410	655,271
Shares repurchased	(9,046,466)	(293,627,087)	(6,864,304)	(211,742,014)
Net Increase/(Decrease)	13,065,832	$392,903,980	207,597,078	$6,133,211,356
Class I Shares:
Shares sold	4,424,137	$151,881,194	10,441,822	$ 329,392,074
Reinvested dividends and distributions	2,050,610	67,485,577	2,237,416	66,913,022
Shares repurchased	(4,784,941)	(165,401,706)	(10,319,981)	(323,485,483)
Net Increase/(Decrease)	1,689,806	$ 53,965,065	2,359,257	$ 72,819,613
Class N Shares:
Shares sold	1,000,336	$ 34,568,596	1,968,971	$ 62,118,767
Reinvested dividends and distributions	400,742	13,224,478	482,344	14,444,979
Shares repurchased	(600,968)	(20,994,717)	(2,277,766)	(73,867,821)
Net Increase/(Decrease)	800,110	$ 26,798,357	173,549	$ 2,695,925
Class R Shares:
Shares sold	411,930	$ 12,443,207	800,483	$ 22,391,267
Reinvested dividends and distributions	325,381	9,351,447	408,030	10,857,858
Shares repurchased	(676,508)	(20,707,945)	(1,428,580)	(39,884,243)
Net Increase/(Decrease)	60,803	$ 1,086,709	(220,067)	$ (6,635,118)
Class S Shares:
Shares sold	1,272,975	$ 41,128,603	2,585,058	$ 76,871,988
Reinvested dividends and distributions	1,481,993	45,512,002	1,947,556	54,800,565
Shares repurchased	(2,758,755)	(89,265,329)	(6,592,015)	(194,536,841)
Net Increase/(Decrease)	(3,787)	$ (2,624,724)	(2,059,401)	$ (62,864,288)
Class T Shares:
Shares sold	4,057,118	$133,361,684	4,224,666	$ 130,113,431
Shares from the Acquisition (See Note 8)	-	-	78,483,855	2,349,940,037
Reinvested dividends and distributions	7,040,901	219,887,331	326,825	9,336,262
Shares repurchased	(7,056,326)	(231,442,329)	(7,976,465)	(244,699,657)
Net Increase/(Decrease)	4,041,693	$121,806,686	75,058,881	$2,244,690,073
(1)	Period from January 27, 2017 (inception date) through September 30, 2017 for Class D Shares.

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Janus Investment Fund	31

Janus Henderson Forty Fund

Notes to Financial Statements (unaudited)

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,973,993,344	$2,286,311,369	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Fund Acquisition

The Board of Trustees of Janus Investment Fund approved an Agreement and Plan of Reorganization that provided for the merger of Janus Twenty Fund (“Target Fund”) with and into Janus Henderson Forty Fund (formerly named Janus Forty Fund “Acquiring Fund”) (the “Merger”), effective at the close of business on April 28, 2017. The Merger was based in part on Janus Capital’s belief that shareholders of Janus Henderson Forty Fund and Janus Twenty Fund may benefit from being shareholders of one combined concentrated large cap growth fund with the ability to focus on more companies and additional distribution capabilities since Janus Henderson Forty Fund offers share classes not offered by Janus Twenty Fund. The merger was tax-free for federal income purposes; therefore, shareholders should not realize a tax gain or loss upon receipt of shares issued in connection with the Merger. The table below reflects merger activity.

Target Fund’s Shares Outstanding Prior to Merger	Target Fund’s Net Assets Prior to Merger	Acquiring Fund’s Shares Issued in Merger	Acquiring Fund’s Net Assets Prior to Merger	Combined Net Assets after Merger	Target Fund’s Unrealized Appreciation/(Depreciation) Prior to Merger
144,038,508	$8,618,154,332	290,435,457	$2,209,674,416	$10,827,828,748	$2,447,371,155

Assuming the Merger had been completed on 10/1/2016, the pro forma results of operations for the year ended 9/30/2017, are as follows:

Net investment income $51,538,118

Net gain/(loss) on investments $1,429,666,397

Change in unrealized net appreciation/depreciation $829,387,207

Net increase/(decrease) in net assets resulting from operations $2,310,591,722

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s accompanying Statement of Operations since the close of business on 4/28/2017.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

32	MARCH 31, 2018

Janus Henderson Forty Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

Janus Investment Fund	33

Janus Henderson Forty Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

34	MARCH 31, 2018

Janus Henderson Forty Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

Janus Investment Fund	35

Janus Henderson Forty Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

36	MARCH 31, 2018

Janus Henderson Forty Fund

Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

Janus Investment Fund	37

Janus Henderson Forty Fund

Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

38	MARCH 31, 2018

Janus Henderson Forty Fund

Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

Janus Investment Fund	39

Janus Henderson Forty Fund

Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

40	MARCH 31, 2018

Janus Henderson Forty Fund

Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	41

Janus Henderson Forty Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

42	MARCH 31, 2018

Janus Henderson Forty Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Investment Fund	43

Janus Henderson Forty Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

44	MARCH 31, 2018

Janus Henderson Forty Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Janus Investment Fund	45

Janus Henderson Forty Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

46	MARCH 31, 2018

Janus Henderson Forty Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	47

Janus Henderson Forty Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

48	MARCH 31, 2018

Janus Henderson Forty Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	49

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-24-93041 05-18

SEMIANNUAL REPORT March 31, 2018

Janus Henderson Global Equity Income Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Equity Income Fund

Janus Henderson Global Equity Income Fund (unaudited)

FUND SNAPSHOT

The Global Equity Income Fund is a long-only portfolio that seeks a high level of current income and steady capital appreciation. The Fund seeks global, high-quality, income-producing equities with a focus on international companies.

Ben Lofthouse co-portfolio manager	Job Curtis co-portfolio manager	Alex Crooke co-portfolio manager

PERFORMANCE

The Janus Henderson Global Equity Income Fund Class I Shares returned 0.66% over the six-month reporting period ended March 31, 2018. The Fund’s primary benchmark, the MSCI World IndexSM, returned 4.15%, and the Fund’s secondary benchmark, the MSCI World High Dividend Yield IndexSM, returned 0.24%.

INVESTMENT ENVIRONMENT

Global equity markets rose strongly through 2017 and into January 2018, with a sharp pullback experienced at the end of the period. Over the six-month reporting period ended March 31, 2018, the MSCI World Index produced a total return of 4.15%, led by gains in the U.S. following better than expected job growth, wage inflation and President Trump’s tax reform. During the period, sector performance diverged widely; cyclical sectors such as consumer discretionary, financials, industrials and health care performed strongly while on the whole defensive sectors such as telecoms, tobacco and utilities lagged. This divergence in performance was we think for two (not unrelated) reasons – largely resilient global economic data and a rise in global bond yields.

Rising bond yields and a bit of inflation hysteria in early 2018 meant that traditional “bond proxy” sectors, such as utilities, telecoms and consumer staples, underperformed dramatically early in the sell-off, losing their “defensive” characteristics; in fact, surprisingly, many of the lowest beta shares sold off the furthest. In contrast, cyclicals broadly performed better in the heightened period of volatility which suggests that the sell-off was market related on inflation and central bank action rather than any central change to the global economic picture.

PERFORMANCE DISCUSSION

The Fund produced relatively flat performance and met its high income objectives, but lagged its primary benchmark (MSCI World Index) over the reporting period. Given the Fund’s relatively low volatility approach and defensive income bias, we expect the Fund to underperform the broader global market in periods of strongly rising equity markets led by cyclical shares.

By region, the Fund’s European (ex UK) allocation was the strongest contributor to relative performance. Stock selection in the U.S. was also positive for portfolio returns, but on a relative basis detracted. The large overweight to the UK was a drag on performance as it was one of the worst-performing countries during the period. The Fund’s objective of seeking high dividend income naturally leads to an allocation with a structural overweight in the UK (high-yielding market) as well as an underweight in the U.S. (low-yielding market).

By sector, the Fund’s overall defensive bias was a relative detractor to the global as the market broadly favored cyclicals over the period. On an absolute basis, the Fund returned positive performance in health care, energy, financials, materials and real estate.

Please see the Derivatives Instruments section in the "Notes to Financial Statements" for discussion of derivatives used by the Fund.

DERIVATIVES USED

Please see the Derivative Instruments section in the "Notes to Financial Statements" for a discussion of derivatives used by the Fund.

OUTLOOK

The Fund remains quite defensively positioned, with overweight positions in sectors/industries including telecommunication services, utilities, consumer staples (food, beverage and tobacco) and pharmaceuticals. This is partly as a result of the high income objectives of the Fund, as these more defensive sectors tend to have more stable free-cash-flow generation that lends itself well to paying an attractive dividend to shareholders. The sector positioning is also a result of current valuation levels. As the global economy is growing well, cyclical sectors performed strongly in 2017 and we are tending to find

Janus Investment Fund	1

Janus Henderson Global Equity Income Fund (unaudited)

better value among defensive sectors. We will continue with our existing strategy of identifying companies that pay an attractive and sustainable dividend that we believe has capacity to grow over the medium to long term.

Thank you for your investment in Janus Henderson Global Equity Income Fund.

2	MARCH 31, 2018

Janus Henderson Global Equity Income Fund (unaudited)

Fund At A Glance

March 31, 2018

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Tokio Marine Holdings Inc	0.39%	Imperial Brands PLC	-0.42%
	Cisco Systems Inc	0.37%	BT Group PLC	-0.28%
	Anglo American PLC	0.34%	British American Tobacco PLC	-0.21%
	BP PLC	0.28%	National Grid PLC	-0.18%
	Royal Dutch Shell PLC	0.25%	CCR SA	-0.17%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI World Index (Net)
		Contribution	(Average % of Equity)	Weighting
	Materials	0.36%	6.52%	5.18%
	Energy	0.24%	12.03%	6.15%
	Health Care	0.13%	9.77%	11.89%
	Financials	0.09%	17.26%	18.12%
	Real Estate	0.04%	5.14%	3.04%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI World Index (Net)
		Contribution	(Average % of Equity)	Weighting
	Consumer Discretionary	-1.18%	10.34%	12.37%
	Consumer Staples	-0.78%	10.01%	8.84%
	Information Technology	-0.73%	2.93%	17.15%
	Utilities	-0.43%	8.16%	2.97%
	Telecom Services	-0.39%	10.53%	2.72%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Investment Fund	3

Janus Henderson Global Equity Income Fund (unaudited)

Fund At A Glance

March 31, 2018

5 Largest Equity Holdings - (% of Net Assets)
Nestle SA
Food Products	3.5%
GlaxoSmithKline PLC
Pharmaceuticals	3.1%
Royal Dutch Shell PLC
Oil, Gas & Consumable Fuels	2.9%
BP PLC
Oil, Gas & Consumable Fuels	2.9%
British American Tobacco PLC
Tobacco	2.9%
15.3%

Asset Allocation - (% of Net Assets)
Common Stocks	98.5%
Other	1.5%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2018	As of September 30, 2017

4	MARCH 31, 2018

Janus Henderson Global Equity Income Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2018						per the January 26, 2018 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	0.50%	10.56%	6.42%	4.45%	4.44%	1.11%
Class A Shares at MOP	-5.32%	4.19%	5.16%	3.83%	3.90%
Class C Shares at NAV	0.07%	9.80%	5.63%	3.66%	3.66%	1.85%
Class C Shares at CDSC	-0.91%	8.80%	5.63%	3.66%	3.66%
Class D Shares(1)	0.63%	10.56%	6.42%	4.45%	4.44%	0.84%
Class I Shares	0.66%	10.89%	6.69%	4.45%	4.44%	0.78%
Class N Shares	0.69%	10.95%	6.42%	4.45%	4.44%	0.70%
Class S Shares	0.55%	10.49%	6.30%	4.39%	4.39%	1.21%
Class T Shares	0.59%	10.56%	6.42%	4.45%	4.44%	0.98%
MSCI World Index (Net)	4.15%	13.59%	9.70%	5.90%	5.30%
MSCI World Index (Gross)	4.40%	14.20%	10.32%	6.51%	5.89%
MSCI World High Dividend Yield Index (Net)	0.24%	8.04%	6.87%	4.63%	3.98%
MSCI World High Dividend Yield Index (Gross)	0.63%	8.96%	7.78%	5.57%	4.90%
Morningstar Quartile - Class A Shares	-	4th	2nd	1st	1st
Morningstar Ranking - based on total returns for Foreign Large Value Funds	-	265/327	89/269	16/211	15/184

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Janus Investment Fund	5

Janus Henderson Global Equity Income Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Returns of the Fund shown prior to June 5, 2017 are those for Henderson Global Equity Income Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares and Class C Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on November 30, 2006. Class I Shares and Class R6 Shares of the Predecessor Fund commenced operations on March 31, 2009 and November 30, 2015, respectively.

Performance of Class A Shares shown for periods prior to June 5, 2017 reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017 reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017 reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to March 31, 2009, performance for Class I Shares reflects the performance of Class A

Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017 reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017 reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017 reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017 reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

6	MARCH 31, 2018

Janus Henderson Global Equity Income Fund (unaudited)

Performance

Effective 6/5/17, the Fund’s performance is compared to the MSCI World Index and the MSCI World High Dividend Yield Index net of foreign withholding taxes. Previously, the Predecessor Fund used the MSCI World Index and the MSCI World High Dividend Yield Index gross of foreign withholding taxes. The net version of these benchmarks is believed to more closely reflect the Fund’s investment universe.

*The Predecessor Fund’s inception date – November 30, 2006

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson Global Equity Income Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/17)	Ending Account Value (3/31/18)	Expenses Paid During Period (10/1/17 - 3/31/18)†	Beginning Account Value (10/1/17)	Ending Account Value (3/31/18)	Expenses Paid During Period (10/1/17 - 3/31/18)†	Net Annualized Expense Ratio (10/1/17 - 3/31/18)
Class A Shares	$1,000.00	$1,005.00	$5.45	$1,000.00	$1,019.50	$5.49	1.09%
Class C Shares	$1,000.00	$1,000.70	$8.68	$1,000.00	$1,016.26	$8.75	1.74%
Class D Shares	$1,000.00	$1,006.30	$4.20	$1,000.00	$1,020.74	$4.23	0.84%
Class I Shares	$1,000.00	$1,006.60	$3.75	$1,000.00	$1,021.19	$3.78	0.75%
Class N Shares	$1,000.00	$1,006.90	$3.45	$1,000.00	$1,021.49	$3.48	0.69%
Class S Shares	$1,000.00	$1,005.50	$5.75	$1,000.00	$1,019.20	$5.79	1.15%
Class T Shares	$1,000.00	$1,005.90	$4.70	$1,000.00	$1,020.24	$4.73	0.94%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	MARCH 31, 2018

Janus Henderson Global Equity Income Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – 98.5%
Aerospace & Defense – 2.0%
BAE Systems PLC	14,171,787	$115,745,083
Automobiles – 3.5%
General Motors Co	1,522,299	55,320,346
Subaru Corp	1,906,100	63,097,875
Toyota Motor Corp	1,286,200	83,839,192
		202,257,413
Banks – 10.3%
ING Groep NV	7,705,098	130,121,165
Lloyds Banking Group PLC	142,440,026	129,416,833
Mitsubishi UFJ Financial Group Inc	19,096,000	126,760,977
Nordea Bank AB	7,300,978	78,023,713
Swedbank AB	5,606,351	125,744,470
		590,067,158
Beverages – 0.4%
Britvic PLC	2,654,860	25,445,169
Capital Markets – 0.9%
Daiwa Securities Group Inc	7,849,000	50,377,556
Chemicals – 4.0%
Akzo Nobel NV	626,083	59,180,905
BASF SE	1,131,552	114,986,584
DowDuPont Inc	840,247	53,532,136
		227,699,625
Communications Equipment – 1.5%
Cisco Systems Inc	2,013,538	86,360,645
Containers & Packaging – 1.5%
Amcor Ltd/Australia	8,063,630	88,472,419
Distributors – 0.1%
Connect Group PLC	10,645,272	8,356,606
Diversified Telecommunication Services – 7.2%
BT Group PLC	26,645,706	85,129,251
Deutsche Telekom AG	7,013,933	114,405,697
Orange SA	7,141,898	121,274,157
Spark New Zealand Ltd	16,676,213	40,474,556
Verizon Communications Inc	1,058,333	50,609,484
		411,893,145
Electric Utilities – 3.9%
Enel SpA	14,194,827	86,963,412
SSE PLC	7,437,161	133,273,587
		220,236,999
Electrical Equipment – 1.0%
ABB Ltd	2,430,137	57,890,272
Equity Real Estate Investment Trusts (REITs) – 5.2%
Crown Castle International Corp	213,624	23,415,327
Dexus	10,639,021	76,487,497
Eurocommercial Properties NV	1,429,620	59,125,782
Hammerson PLC	7,918,528	59,688,440
Mirvac Group	14,103,587	23,389,295
Unibail-Rodamco SE	238,649	54,621,769
		296,728,110
Food Products – 5.3%
Marine Harvest ASA	4,884,089	98,171,804
Nestle SA	2,550,799	202,000,933
		300,172,737
Hotels, Restaurants & Leisure – 1.3%
Las Vegas Sands Corp	797,655	57,351,395
TUI AG	849,088	18,226,007
		75,577,402

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Equity Income Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – (continued)
Household Durables – 1.9%
Barratt Developments PLC	8,827,085	$65,741,727
Persimmon PLC	774,250	27,522,529
Sekisui House Ltd	808,300	14,861,989
		108,126,245
Industrial Conglomerates – 0.7%
Siemens AG	308,355	39,325,935
Insurance – 5.4%
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	372,098	86,527,957
Phoenix Group Holdings	5,191,165	55,639,037
RSA Insurance Group PLC	6,776,512	59,939,697
Tokio Marine Holdings Inc	2,353,700	107,217,384
		309,324,075
Media – 1.4%
Atresmedia Corp de Medios de Comunicacion SA	3,719,483	35,460,873
ITV PLC	22,469,424	45,506,116
		80,966,989
Metals & Mining – 2.0%
BHP Billiton PLC	2,870,549	56,616,505
Rio Tinto PLC	1,109,177	56,306,897
		112,923,402
Multi-Utilities – 2.3%
National Grid PLC	11,551,672	129,889,601
Oil, Gas & Consumable Fuels – 12.3%
BP PLC	24,485,982	164,852,675
Inter Pipeline Ltd	1,849,507	32,102,916
Royal Dutch Shell PLC	5,205,472	165,994,342
SK Innovation Co Ltd	204,649	40,548,037
Snam SpA	13,868,167	63,785,705
TOTAL SA	2,819,622	160,229,859
Woodside Petroleum Ltd	3,359,846	75,893,289
		703,406,823
Paper & Forest Products – 1.0%
Mondi PLC	2,111,469	56,812,398
Pharmaceuticals – 10.4%
GlaxoSmithKline PLC	9,116,787	177,095,287
Novartis AG	1,898,134	153,611,135
Pfizer Inc	4,266,499	151,418,050
Roche Holding AG	480,412	110,221,829
		592,346,301
Professional Services – 2.7%
Adecco Group AG	1,203,904	85,806,013
Randstad Holding NV	1,031,846	67,978,309
		153,784,322
Semiconductor & Semiconductor Equipment – 1.0%
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	1,317,694	57,662,289
Textiles, Apparel & Luxury Goods – 0.8%
Pandora A/S	426,722	46,262,482
Tobacco – 5.7%
British American Tobacco PLC	2,811,884	163,209,763
Imperial Brands PLC	3,578,145	121,919,976
Japan Tobacco Inc	1,517,300	43,423,916
		328,553,655
Transportation Infrastructure – 0.3%
CCR SA	4,385,914	16,608,278
Wireless Telecommunication Services – 2.5%
China Mobile Ltd	6,216,000	56,875,524

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2018

Janus Henderson Global Equity Income Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – (continued)
Wireless Telecommunication Services – (continued)
Vodafone Group PLC	31,071,721	$85,068,248
		141,943,772
Total Investments (total cost $5,682,549,473) – 98.5%		5,635,216,906
Cash, Receivables and Other Assets, net of Liabilities – 1.5%		84,357,405
Net Assets – 100%		$5,719,574,311

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United Kingdom	$2,007,395,774	35.6%
Switzerland	609,530,182	10.8
Japan	489,578,889	8.7
United States	478,007,383	8.5
Germany	355,246,173	6.3
France	336,125,785	6.0
Netherlands	316,406,161	5.6
Australia	264,242,500	4.7
Sweden	203,768,183	3.6
Italy	150,749,117	2.7
Norway	98,171,804	1.8
Taiwan	57,662,289	1.0
China	56,875,524	1.0
Denmark	46,262,482	0.8
South Korea	40,548,037	0.7
New Zealand	40,474,556	0.7
Spain	35,460,873	0.6
Canada	32,102,916	0.6
Brazil	16,608,278	0.3

Total	$5,635,216,906	100.0%

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
BNP Paribas:
Australian Dollar	4/26/18	(253,398,710)	$195,116,791	$531,488
British Pound	4/26/18	(321,000,000)	448,688,785	(2,075,508)
Total				$(1,544,020)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Equity Income Fund

Schedule of Investments (unaudited)

March 31, 2018

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2018.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2018

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$ 531,488

Liability Derivatives:
Forward foreign currency exchange contracts	$2,075,508

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2018.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2018

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$(5,631,988)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$(8,465,852)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended March 31, 2018

Market Value
Forward foreign currency exchange contracts, sold	$635,942,867

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	MARCH 31, 2018

Janus Henderson Global Equity Income Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI World High Dividend Yield IndexSM	MSCI World High Dividend Yield IndexSM reflects the performance of high dividend yield securities from global developed markets.
MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

ADR	American Depositary Receipt
PLC	Public Limited Company

Janus Investment Fund	13

Janus Henderson Global Equity Income Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Aerospace & Defense	$-	$115,745,083	$-
Automobiles	55,320,346	146,937,067	-
Banks	-	590,067,158	-
Beverages	-	25,445,169	-
Capital Markets	-	50,377,556	-
Chemicals	53,532,136	174,167,489	-
Containers & Packaging	-	88,472,419	-
Distributors	-	8,356,606	-
Diversified Telecommunication Services	50,609,484	361,283,661	-
Electric Utilities	-	220,236,999	-
Electrical Equipment	-	57,890,272	-
Equity Real Estate Investment Trusts (REITs)	23,415,327	273,312,783	-
Food Products	-	300,172,737	-
Hotels, Restaurants & Leisure	57,351,395	18,226,007	-
Household Durables	-	108,126,245	-
Industrial Conglomerates	-	39,325,935	-
Insurance	-	309,324,075	-
Media	-	80,966,989	-
Metals & Mining	-	112,923,402	-
Multi-Utilities	-	129,889,601	-
Oil, Gas & Consumable Fuels	32,102,916	671,303,907	-
Paper & Forest Products	-	56,812,398	-
Pharmaceuticals	151,418,050	440,928,251	-
Professional Services	-	153,784,322	-
Textiles, Apparel & Luxury Goods	-	46,262,482	-
Tobacco	-	328,553,655	-
Wireless Telecommunication Services	-	141,943,772	-
All Other	160,631,212	-	-
Total Investments in Securities	$584,380,866	$5,050,836,040	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	531,488	-
Total Assets	$584,380,866	$5,051,367,528	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$2,075,508	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

14	MARCH 31, 2018

Janus Henderson Global Equity Income Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2018

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$5,635,216,906
Forward foreign currency exchange contracts	531,488
Cash denominated in foreign currency(2)	16,826,319
Non-interested Trustees' deferred compensation	115,141
Receivables:
Investments sold	126,562,279
Dividends	35,503,723
Fund shares sold	13,743,029
Foreign tax reclaims	9,660,756
Other assets	801,853
Total Assets	5,838,961,494
Liabilities:
Due to custodian	42,366,434
Forward foreign currency exchange contracts	2,075,508
Payables:	—
Investments purchased	29,907,588
Fund shares repurchased	29,297,159
Dividends	9,336,549
Advisory fees	3,266,756
12b-1 Distribution and shareholder servicing fees	1,206,781
Transfer agent fees and expenses	958,426
Non-interested Trustees' deferred compensation fees	115,141
Professional fees	41,742
Non-interested Trustees' fees and expenses	40,799
Fund administration fees	39,049
Custodian fees	4,363
Accrued expenses and other payables	730,888
Total Liabilities	119,387,183
Net Assets	$5,719,574,311

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Equity Income Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2018

Net Assets Consist of:
Capital (par value and paid-in surplus)	$5,922,542,719
Undistributed net investment income/(loss)	1,291,974
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(154,712,513)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(49,547,869)
Total Net Assets	$5,719,574,311
Net Assets - Class A Shares	$878,037,494
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	114,839,530
Net Asset Value Per Share(3)	$7.65
Maximum Offering Price Per Share(4)	$8.12
Net Assets - Class C Shares	$1,153,294,262
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	151,920,408
Net Asset Value Per Share(3)	$7.59
Net Assets - Class D Shares	$9,074,707
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,188,501
Net Asset Value Per Share	$7.64
Net Assets - Class I Shares	$3,616,288,935
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	471,993,572
Net Asset Value Per Share	$7.66
Net Assets - Class N Shares	$5,452,251
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	711,531
Net Asset Value Per Share	$7.66
Net Assets - Class S Shares	$157,970
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	20,688
Net Asset Value Per Share	$7.64
Net Assets - Class T Shares	$57,268,692
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,505,278
Net Asset Value Per Share	$7.63

(1) Includes cost of $5,682,549,473.

(2) Includes cost of $16,826,319.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

16	MARCH 31, 2018

Janus Henderson Global Equity Income Fund

Statement of Operations (unaudited)

For the period ended March 31, 2018

Investment Income:
Dividends	$187,174,925
Other income	889,190
Foreign tax withheld	(16,155,191)
Total Investment Income	171,908,924
Expenses:
Advisory fees	17,985,005
12b-1 Distribution and shareholder servicing fees:
Class A Shares	1,119,594
Class C Shares	5,674,639
Class S Shares	85
Transfer agent administrative fees and expenses:
Class D Shares	4,116
Class S Shares	85
Class T Shares	60,002
Transfer agent networking and omnibus fees:
Class A Shares	630,409
Class C Shares	282,922
Class I Shares	1,122,442
Other transfer agent fees and expenses:
Class A Shares	53,042
Class C Shares	57,530
Class D Shares	913
Class I Shares	69,046
Class N Shares	91
Class T Shares	344
Fund administration fees	214,359
Custodian fees	133,789
Non-interested Trustees’ fees and expenses	84,844
Professional fees	49,697
Registration fees	29,590
Other expenses	263,190
Total Expenses	27,835,734
Net Investment Income/(Loss)	144,073,190

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Equity Income Fund

Statement of Operations (unaudited)

For the period ended March 31, 2018

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$144,123,363
Forward foreign currency exchange contracts	(5,631,988)
Total Net Realized Gain/(Loss) on Investments	138,491,375
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(262,626,507)
Forward foreign currency exchange contracts	(8,465,852)
Total Change in Unrealized Net Appreciation/Depreciation	(271,092,359)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$11,472,206

See Notes to Financial Statements.

18	MARCH 31, 2018

Janus Henderson Global Equity Income Fund

Statements of Changes in Net Assets

	Period ended March 31, 2018 (unaudited)	Period ended September 30, 2017(1)	Year ended July 31, 2017(2)

Operations:
Net investment income/(loss)	$144,073,190	$49,111,578	$268,304,113
Net realized gain/(loss) on investments	138,491,375	64,263,299	48,587,438
Change in unrealized net appreciation/depreciation	(271,092,359)	(36,463,741)	250,627,340
Net Increase/(Decrease) in Net Assets Resulting from Operations	11,472,206	76,911,136	567,518,891
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(21,743,303)	(11,584,114)	(51,528,409)
Class C Shares	(24,644,371)	(12,808,319)	(59,135,096)
Class D Shares	(195,642)	(41,569)	(20,304)
Class I Shares	(90,683,950)	(44,026,247)	(166,387,343)
Class N Shares	(149,004)	(73,247)	(206,416)
Class S Shares	(2,645)	(672)	(1,202)
Class T Shares	(1,328,891)	(427,326)	(133,887)
Net Decrease from Dividends and Distributions to Shareholders	(138,747,806)	(68,961,494)	(277,412,657)
Capital Share Transactions:
Class A Shares	39,759,019	(6,442,824)	50,506,675
Class C Shares	105,500,546	23,773,324	(91,880,886)
Class D Shares	6,376,180	1,047,701	1,934,750
Class I Shares	622,605,960	204,398,510	517,743,616
Class N Shares	453,556	937,014	2,042,081
Class S Shares	110,360	672	51,212
Class T Shares	28,459,812	21,937,756	8,575,524
Net Increase/(Decrease) from Capital Share Transactions	803,265,433	245,652,153	488,972,972
Net Increase/(Decrease) in Net Assets	675,989,833	253,601,795	779,079,206
Net Assets:
Beginning of period	5,043,584,478	4,789,982,683	4,010,903,477
End of period	$5,719,574,311	$5,043,584,478	$4,789,982,683

Undistributed Net Investment Income/(Loss)	$1,291,974	$(4,033,410)	$15,870,845

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from June 5, 2017 (inception date) through July 31, 2017 for Class D Shares, Class S Shares and Class T Shares.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Equity Income Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and the period ended September 30, 2017	2018	2017(1)
Net Asset Value, Beginning of Period	$7.80	$7.78
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.20	0.08
Net realized and unrealized gain/(loss)	(0.16)	0.05
Total from Investment Operations	0.04	0.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.11)
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.19)	(0.11)
Net Asset Value, End of Period	$7.65	$7.80
Total Return*	0.50%	1.63%
Net Assets, End of Period (in thousands)	$878,037	$856,276
Average Net Assets for the Period (in thousands)	$898,013	$854,512
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.09%	1.11%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.09%	1.11%
Ratio of Net Investment Income/(Loss)	5.10%	5.93%
Portfolio Turnover Rate	56%	21%

Class C Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and the period ended September 30, 2017	2018	2017(1)
Net Asset Value, Beginning of Period	$7.75	$7.73
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.18	0.07
Net realized and unrealized gain/(loss)	(0.17)	0.04
Total from Investment Operations	0.01	0.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.09)
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.17)	(0.09)
Net Asset Value, End of Period	$7.59	$7.75
Total Return*	0.07%	1.46%
Net Assets, End of Period (in thousands)	$1,153,294	$1,073,190
Average Net Assets for the Period (in thousands)	$1,137,612	$1,057,701
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.74%	1.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.74%	1.85%
Ratio of Net Investment Income/(Loss)	4.49%	5.18%
Portfolio Turnover Rate	56%	21%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2018

Janus Henderson Global Equity Income Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended July 31	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$7.29	$7.86	$8.36		$7.85	$7.06
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.47	0.48	0.48		0.52	0.50
Net realized and unrealized gain/(loss)	0.50	(0.59)	(0.50)		0.48	0.78
Total from Investment Operations	0.97	(0.11)	(0.02)		1.00	1.28
Less Dividends and Distributions:
Dividends (from net investment income)	(0.48)	(0.46)	(0.48)		(0.49)	(0.49)
Distributions (from capital gains)	—	—	—		—	—
Total Dividends and Distributions	(0.48)	(0.46)	(0.48)		(0.49)	(0.49)
Net Asset Value, End of Period	$7.78	$7.29	$7.86		$8.36	$7.85
Total Return*	13.90%	(1.05)%	(0.21)%		12.93%	18.58%
Net Assets, End of Period (in thousands)	$861,163	$755,674	$702,841		$804,022	$707,252
Average Net Assets for the Period (in thousands)	$788,169	$708,673	$656,758		$862,831	$576,780
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.09%	1.09%	1.09%		1.13%	1.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.09%	1.09%	1.09%		1.13%	1.22%
Ratio of Net Investment Income/(Loss)	6.40%	6.60%	5.99%		6.31%	6.56%
Portfolio Turnover Rate	127%	145%	127%		103%	130%
				1

Class C Shares
For a share outstanding during the year ended July 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$7.24	$7.81	$8.32	$7.81	$7.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.41	0.41	0.42	0.46	0.44
Net realized and unrealized gain/(loss)	0.51	(0.58)	(0.51)	0.48	0.77
Total from Investment Operations	0.92	(0.17)	(0.09)	0.94	1.21
Less Dividends and Distributions:
Dividends (from net investment income)	(0.43)	(0.40)	(0.42)	(0.43)	(0.43)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.43)	(0.40)	(0.42)	(0.43)	(0.43)
Net Asset Value, End of Period	$7.73	$7.24	$7.81	$8.32	$7.81
Total Return*	13.18%	(1.76)%	(1.09)%	12.18%	17.65%
Net Assets, End of Period (in thousands)	$1,047,109	$1,074,860	$1,138,357	$957,099	$587,376
Average Net Assets for the Period (in thousands)	$1,018,868	$1,065,445	$1,010,068	$803,767	$456,190
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.81%	1.85%	1.86%	1.88%	1.98%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.81%	1.85%	1.86%	1.88%	1.98%
Ratio of Net Investment Income/(Loss)	5.57%	5.70%	5.28%	5.59%	5.85%
Portfolio Turnover Rate	127%	145%	127%	103%	130%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Equity Income Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and the period ended September 30, 2017	2018	2017(1)
Net Asset Value, Beginning of Period	$7.79	$7.78
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.23	0.08
Net realized and unrealized gain/(loss)	(0.18)	0.04
Total from Investment Operations	0.05	0.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.11)
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.20)	(0.11)
Net Asset Value, End of Period	$7.64	$7.79
Total Return*	0.63%	1.56%
Net Assets, End of Period (in thousands)	$9,075	$2,985
Average Net Assets for the Period (in thousands)	$6,845	$2,334
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.84%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.84%	0.84%
Ratio of Net Investment Income/(Loss)	5.86%	6.30%
Portfolio Turnover Rate	56%	21%

Class I Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and the period ended September 30, 2017	2018	2017(1)
Net Asset Value, Beginning of Period	$7.81	$7.80
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.22	0.08
Net realized and unrealized gain/(loss)	(0.17)	0.04
Total from Investment Operations	0.05	0.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.11)
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.20)	(0.11)
Net Asset Value, End of Period	$7.66	$7.81
Total Return*	0.66%	1.58%
Net Assets, End of Period (in thousands)	$3,616,289	$3,075,563
Average Net Assets for the Period (in thousands)	$3,411,618	$2,981,623
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.75%	0.78%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.75%	0.78%
Ratio of Net Investment Income/(Loss)	5.53%	6.26%
Portfolio Turnover Rate	56%	21%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	MARCH 31, 2018

Janus Henderson Global Equity Income Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended July 31, 2017	2017(1)
Net Asset Value, Beginning of Period	$7.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07
Net realized and unrealized gain/(loss)	0.07
Total from Investment Operations	0.14
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)
Distributions (from capital gains)	—
Total Dividends and Distributions	(0.19)
Net Asset Value, End of Period	$7.78
Total Return*	1.86%
Net Assets, End of Period (in thousands)	$1,941
Average Net Assets for the Period (in thousands)	$1,027
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%
Ratio of Net Investment Income/(Loss)	5.97%
Portfolio Turnover Rate	127%

Class I Shares
For a share outstanding during the year ended July 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$7.30	$7.87	$8.37	$7.86	$7.07
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.49	0.49	0.51	0.55	0.53
Net realized and unrealized gain/(loss)	0.51	(0.59)	(0.51)	0.47	0.77
Total from Investment Operations	1.00	(0.10)	—	1.02	1.30
Less Dividends and Distributions:
Dividends (from net investment income)	(0.50)	(0.47)	(0.50)	(0.51)	(0.51)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.50)	(0.47)	(0.50)	(0.51)	(0.51)
Net Asset Value, End of Period	$7.80	$7.30	$7.87	$8.37	$7.86
Total Return*	14.32%	(0.83)%	0.02%	13.19%	18.87%
Net Assets, End of Period (in thousands)	$2,866,944	$2,178,545	$1,864,448	$1,363,213	$665,505
Average Net Assets for the Period (in thousands)	$2,411,600	$1,846,322	$1,574,951	$983,905	$477,508
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	0.84%	0.86%	0.87%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.84%	0.86%	0.87%	0.95%
Ratio of Net Investment Income/(Loss)	6.67%	6.75%	6.32%	6.60%	6.95%
Portfolio Turnover Rate	127%	145%	127%	103%	130%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Global Equity Income Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and the period ended September 30, 2017	2018	2017(1)
Net Asset Value, Beginning of Period	$7.81	$7.80
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.22	0.08
Net realized and unrealized gain/(loss)	(0.16)	0.04
Total from Investment Operations	0.06	0.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.11)
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.21)	(0.11)
Net Asset Value, End of Period	$7.66	$7.81
Total Return*	0.69%	1.59%
Net Assets, End of Period (in thousands)	$5,452	$5,099
Average Net Assets for the Period (in thousands)	$5,636	$4,537
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.69%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.70%
Ratio of Net Investment Income/(Loss)	5.48%	6.40%
Portfolio Turnover Rate	56%	21%

Class S Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and the period ended September 30, 2017	2018	2017(1)
Net Asset Value, Beginning of Period	$7.79	$7.77
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.24	0.08
Net realized and unrealized gain/(loss)	(0.20)	0.04
Total from Investment Operations	0.04	0.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.10)
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.19)	(0.10)
Net Asset Value, End of Period	$7.64	$7.79
Total Return*	0.55%	1.58%
Net Assets, End of Period (in thousands)	$158	$51
Average Net Assets for the Period (in thousands)	$68	$51
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.20%	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.15%	1.03%
Ratio of Net Investment Income/(Loss)	6.25%	6.01%
Portfolio Turnover Rate	56%	21%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	MARCH 31, 2018

Janus Henderson Global Equity Income Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended July 31	2017	2016(1)
Net Asset Value, Beginning of Period	$7.30	$7.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.54	0.34
Net realized and unrealized gain/(loss)	0.47	(0.16)
Total from Investment Operations	1.01	0.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.51)	(0.32)
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.51)	(0.32)
Net Asset Value, End of Period	$7.80	$7.30
Total Return*	14.39%	2.77%
Net Assets, End of Period (in thousands)	$4,156	$1,824
Average Net Assets for the Period (in thousands)	$2,945	$1,748
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.79%
Ratio of Net Investment Income/(Loss)	7.26%	4.71%
Portfolio Turnover Rate	127%	145%

Class S Shares
For a share outstanding during the period ended July 31, 2017	2017(3)
Net Asset Value, Beginning of Period	$7.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07
Net realized and unrealized gain/(loss)	0.06
Total from Investment Operations	0.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)
Distributions (from capital gains)	—
Total Dividends and Distributions	(0.19)
Net Asset Value, End of Period	$7.77
Total Return*	1.71%
Net Assets, End of Period (in thousands)	$51
Average Net Assets for the Period (in thousands)	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%
Ratio of Net Investment Income/(Loss)	5.89%
Portfolio Turnover Rate	127%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from November 30, 2015 (inception date) through July 31, 2016.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Period from June 5, 2017 (inception date) through July 31, 2017.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Global Equity Income Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and the period ended September 30, 2017	2018	2017(1)
Net Asset Value, Beginning of Period	$7.78	$7.77
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.21	0.08
Net realized and unrealized gain/(loss)	(0.16)	0.04
Total from Investment Operations	0.05	0.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.11)
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.20)	(0.11)
Net Asset Value, End of Period	$7.63	$7.78
Total Return*	0.59%	1.56%
Net Assets, End of Period (in thousands)	$57,269	$30,421
Average Net Assets for the Period (in thousands)	$47,982	$17,484
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.94%	0.98%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.94%	0.98%
Ratio of Net Investment Income/(Loss)	5.51%	6.52%
Portfolio Turnover Rate	56%	21%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	MARCH 31, 2018

Janus Henderson Global Equity Income Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended July 31, 2017	2017(1)
Net Asset Value, Beginning of Period	$7.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.06
Net realized and unrealized gain/(loss)	0.07
Total from Investment Operations	0.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)
Distributions (from capital gains)	—
Total Dividends and Distributions	(0.19)
Net Asset Value, End of Period	$7.77
Total Return*	1.74%
Net Assets, End of Period (in thousands)	$8,619
Average Net Assets for the Period (in thousands)	$4,061
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%
Ratio of Net Investment Income/(Loss)	5.03%
Portfolio Turnover Rate	127%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Global Equity Income Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Global Equity Income Fund (formerly named Henderson Global Equity Income Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to achieve a high level of current income and, as a secondary objective, steady growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson Global Equity Income Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial statements and financial highlights. For the fiscal year ended July 31, 2016, and prior periods, the audits of those financial statements were performed by auditors different from the auditors of this report.

The last fiscal year end of the Predecessor Fund was July 31, 2016. The Fund's last fiscal year end was July 31, 2017. Subsequent to July 31, 2017, the Fund changed its fiscal year end to September 30, 2017, to reflect the fiscal year end of certain funds of the Trust. Certain prior year amounts have been reclassified to conform to the current period presentation. Presentation of certain financial statement line item descriptions have been changed to conform to the current period presentation.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson

28	MARCH 31, 2018

Janus Henderson Global Equity Income Fund

Notes to Financial Statements (unaudited)

Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Janus Investment Fund	29

Janus Henderson Global Equity Income Fund

Notes to Financial Statements (unaudited)

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $2,742,435,548 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

30	MARCH 31, 2018

Janus Henderson Global Equity Income Fund

Notes to Financial Statements (unaudited)

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared and distributed quarterly for the fund. Realized capital gains, if any are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2018 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Janus Investment Fund	31

Janus Henderson Global Equity Income Fund

Notes to Financial Statements (unaudited)

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

32	MARCH 31, 2018

Janus Henderson Global Equity Income Fund

Notes to Financial Statements (unaudited)

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and

Janus Investment Fund	33

Janus Henderson Global Equity Income Fund

Notes to Financial Statements (unaudited)

asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

34	MARCH 31, 2018

Janus Henderson Global Equity Income Fund

Notes to Financial Statements (unaudited)

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments as of March 31, 2018” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

BNP Paribas	$531,488	$(531,488)	$—	$—

Offsetting of Financial Liabilities and Derivative Liabilities

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

BNP Paribas	$2,075,508	$(531,488)	$—	$1,544,020

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund generally does not exchange collateral on its forward currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.85
Next $1 Billion	0.65
Above $2 Billion	0.60

Janus Investment Fund	35

Janus Henderson Global Equity Income Fund

Notes to Financial Statements (unaudited)

Effective December 31, 2017, the Fund’s subadvisory agreement with Henderson Investment Management Limited (“HIML”) was terminated. HIML served as subadviser to the Fund. As subadviser, HIML provided day-to-day management of the investment operations of the Fund subject to the general oversight of the Board of Trustees and Janus Capital. HIML is an affiliate of Janus Capital through a common parent company.

Janus Capital paid HIML a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which one or more employees of HGIL may also serve as “associated persons” of Janus Capital. In this capacity, such employees of HGIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.84% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2019. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

36	MARCH 31, 2018

Janus Henderson Global Equity Income Fund

Notes to Financial Statements (unaudited)

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Total compensation of $268,180 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2018. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred

Janus Investment Fund	37

Janus Henderson Global Equity Income Fund

Notes to Financial Statements (unaudited)

compensation expenses for the period ended March 31, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $240,213 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2018.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2018, Janus Henderson Distributors retained upfront sales charges of $454,111.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended March 31, 2018, redeeming shareholders of Class A Shares paid CDSCs of $19,847 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2018, redeeming shareholders of Class C Shares paid CDSCs of $28,785.

As of March 31, 2018, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	1	-*
Class I Shares	-	-
Class N Shares	33	-*
Class S Shares	33	-*
Class T Shares	-*	-*

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

38	MARCH 31, 2018

Janus Henderson Global Equity Income Fund

Notes to Financial Statements (unaudited)

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2017
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(226,023,753)	$(55,286,785)	$ (281,310,538)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2018 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 5,690,224,187	$249,785,787	$(304,793,068)	$ (55,007,281)

Information on the tax components of derivatives as of March 31, 2018 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ -	$ 531,488	$ (2,075,508)	$ (1,544,020)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Janus Investment Fund	39

Janus Henderson Global Equity Income Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended March 31, 2018		Period ended September 30, 2017(1)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	22,358,457	$177,172,260	5,698,946	$ 44,583,109
Reinvested dividends and distributions	2,454,967	19,095,999	1,295,530	10,105,134
Shares repurchased	(19,768,854)	(156,509,240)	(7,829,903)	(61,131,067)
Net Increase/(Decrease)	5,044,570	$ 39,759,019	(835,427)	$ (6,442,824)
Class C Shares:
Shares sold	22,631,921	$178,090,012	5,973,941	$ 46,383,160
Reinvested dividends and distributions	2,824,695	21,803,640	1,452,750	11,258,814
Shares repurchased	(12,076,139)	(94,393,106)	(4,365,752)	(33,868,650)
Net Increase/(Decrease)	13,380,477	$105,500,546	3,060,939	$ 23,773,324
Class D Shares:
Shares sold	940,199	$ 7,445,675	141,398	$ 1,109,230
Reinvested dividends and distributions	23,891	185,002	5,169	40,263
Shares repurchased	(158,776)	(1,254,497)	(12,987)	(101,792)
Net Increase/(Decrease)	805,314	$ 6,376,180	133,580	$ 1,047,701
Class I Shares:
Shares sold	120,122,181	$953,352,625	36,290,849	$284,491,604
Reinvested dividends and distributions	10,080,786	78,511,877	4,927,319	38,482,358
Shares repurchased	(51,802,276)	(409,258,542)	(15,127,914)	(118,575,452)
Net Increase/(Decrease)	78,400,691	$622,605,960	26,090,254	$204,398,510
Class N Shares:
Shares sold	149,581	$ 1,184,415	114,053	$ 892,688
Reinvested dividends and distributions	19,107	149,004	9,379	73,247
Shares repurchased	(109,617)	(879,863)	(3,670)	(28,921)
Net Increase/(Decrease)	59,071	$ 453,556	119,762	$ 937,014
Class S Shares:
Shares sold	13,776	$ 108,020	-	$ -
Reinvested dividends and distributions	306	2,355	86	672
Shares repurchased	(2)	(15)	-	-
Net Increase/(Decrease)	14,080	$ 110,360	86	$ 672
Class T Shares:
Shares sold	4,983,124	$ 39,424,335	2,807,374	$ 22,002,427
Reinvested dividends and distributions	171,042	1,325,609	54,809	426,414
Shares repurchased	(1,556,970)	(12,290,132)	(62,918)	(491,085)
Net Increase/(Decrease)	3,597,196	$ 28,459,812	2,799,265	$ 21,937,756
(1)	Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

40	MARCH 31, 2018

Janus Henderson Global Equity Income Fund

Notes to Financial Statements (unaudited)

Year ended July 31, 2017(1)	Shares	Amount

Class A Shares:
Shares sold	52,494,870	$ 383,856,968
Reinvested dividends and distributions	6,076,878	44,626,322
Shares repurchased	(51,648,848)	(377,976,615)
Net Increase/(Decrease)	6,922,900	$ 50,506,675
Class C Shares:
Shares sold	26,020,806	$ 190,525,366
Reinvested dividends and distributions	6,867,003	50,087,404
Shares repurchased	(45,902,729)	(332,493,656)
Net Increase/(Decrease)	(13,014,920)	$ (91,880,886)
Class D Shares:
Shares sold	250,587	$ 1,942,832
Reinvested dividends and distributions	2,467	18,679
Shares repurchased	(3,447)	(26,761)
Net Increase/(Decrease)	249,607	$ 1,934,750
Class I Shares:
Shares sold	163,973,745	$1,209,870,651
Reinvested dividends and distributions	20,082,486	147,747,134
Shares repurchased	(114,931,766)	(839,874,169)
Net Increase/(Decrease)	69,124,465	$ 517,743,616
Class N Shares:
Shares sold	318,586	$ 2,328,962
Reinvested dividends and distributions	27,895	206,416
Shares repurchased	(63,652)	(493,297)
Net Increase/(Decrease)	282,829	$ 2,042,081
Class S Shares:
Shares sold	6,363	$ 50,010
Reinvested dividends and distributions	159	1,202
Shares repurchased	-	-
Net Increase/(Decrease)	6,522	$ 51,212
Class T Shares:
Shares sold	1,100,363	$ 8,512,444
Reinvested dividends and distributions	17,710	133,887
Shares repurchased	(9,256)	(70,807)
Net Increase/(Decrease)	1,108,817	$ 8,575,524
(1)	Period from June 5, 2017 (inception date) through July 31, 2017 for Class D Shares, Class S Shares and Class T Shares.

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$3,836,233,438	$2,983,945,308	$ -	$ -

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain

Janus Investment Fund	41

Janus Henderson Global Equity Income Fund

Notes to Financial Statements (unaudited)

premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

42	MARCH 31, 2018

Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

Janus Investment Fund	43

Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

44	MARCH 31, 2018

Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

Janus Investment Fund	45

Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

46	MARCH 31, 2018

Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

Janus Investment Fund	47

Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

48	MARCH 31, 2018

Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

Janus Investment Fund	49

Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

50	MARCH 31, 2018

Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	51

Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

52	MARCH 31, 2018

Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Investment Fund	53

Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

54	MARCH 31, 2018

Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Janus Investment Fund	55

Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

56	MARCH 31, 2018

Janus Henderson Global Equity Income Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	57

Janus Henderson Global Equity Income Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

58	MARCH 31, 2018

Janus Henderson Global Equity Income Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	59

Janus Henderson Global Equity Income Fund

Notes

NotesPage1

60	MARCH 31, 2018

Janus Henderson Global Equity Income Fund

Notes

NotesPage2

Janus Investment Fund	61

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-24-93081 05-18

SEMIANNUAL REPORT March 31, 2018

Janus Henderson Global Life Sciences Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Life Sciences Fund

Janus Henderson Global Life Sciences Fund (unaudited)

FUND SNAPSHOT

We believe in the power of deep fundamental research to identify life science companies trading at a significant discount to intrinsic value. We feel the quality of our team, the depth of our research, and our disciplined long-term approach set us apart in pursuing superior risk-adjusted results for our clients.

Andy Acker co-portfolio manager	Ethan Lovell co-portfolio manager

PERFORMANCE

Janus Henderson Global Life Sciences Fund’s Class I Shares returned 1.73% over the six-month period ended March 31, 2018, ahead of the Fund’s primary benchmark, the MSCI World Health Care Index℠, which declined 0.37% during the period. However, the Fund trailed the S&P 500® Index, which gained 5.84% during the period.

INVESTMENT ENVIRONMENT

Globally, health care stocks began the period with gains, thanks to a number of drivers. U.S. tax reform, for one, created optimism about higher earnings at managed care firms and other domestically oriented health care companies. The Food and Drug Administration (FDA) approved a total of 46 novel drugs in 2017, more than double the amount the year before. And in January, news broke that three biotech companies were being acquired at significant premiums.

However, later in the period, the sector succumbed to a broad pullback in global markets. In addition, news that Amazon.com, Berkshire Hathaway and JPMorgan Chase were forming an independent health care company raised investor concerns about costs within the U.S. health care system, as did increased scrutiny by regulators over drug pricing. Still, the sector’s pullback resulted in improved valuations, with many stocks trading at large discounts to the broad market.

PERFORMANCE DISCUSSION

The Fund seeks to uncover opportunities that span the life sciences spectrum, including stocks in the biotechnology, pharmaceutical, health care service and medical device arenas. Our bottom-up, fundamental approach utilizes extensive proprietary research in an effort to discover the most compelling investment ideas across the globe. Our primary focus remains on companies that are addressing high, unmet medical needs and those that we believe can make the health care system more efficient.

On a subsector basis, our stock selection in pharmaceuticals and health care technology was the primary driver of relative returns. The Fund’s overweight to biotechnology and stock selection in health care services detracted most from relative performance.

Looking at specific holdings, Nektar Therapeutics was the top contributor. The stock climbed on news that Bristol-Myers Squibb would help develop and commercialize one of Nektar’s lead drug candidates, NKTR-214. The therapy is an immuno-stimulatory medicine being developed to expand cancer-fighting immuno-oncology (IO) drugs. Data from early clinical trials have been extremely promising, with NKTR-214 improving both the efficacy and tolerability of Opdivo, an IO drug from Bristol-Myers. Building on this success, Bristol-Myers plans to help Nektar study the combination of Opdivo and NKTR-214 in 20 indications across nine tumor types in 15,000 patients. Should these and other trials confirm initial results, we think this combination therapy could have blockbuster potential, making NKTR-214 one of the most exciting cancer drugs under development, in our opinion.

Ablynx was another top performer. The biotech has an antibody engineering platform that allows for the creation of novel antibody structures. One promising drug candidate, caplacizumab, addresses a rare and life-threatening blood clotting disorder. Recently, Ablynx reported positive trial results for the drug, including the potential for a 65% reduction in intensive care unit days. As such, during the period, French drug maker Sanofi said it would purchase Ablynx at a large premium. Following the stock’s move higher, we exited the position.

Heron Therapeutics also added to returns. The biotech develops medicines for pain and supportive care for oncology patients. One of the firm’s lead drug candidates, HTX-011, recently delivered positive phase 3 trial data, showing that the therapy’s long-acting formulation did a better job of reducing post-operative pain than the current standard of care. Importantly, the medicine reduced the

Janus Investment Fund	1

Janus Henderson Global Life Sciences Fund (unaudited)

need for patients to take opioids after surgery, which could help lower future opioid dependence (which often begins at the hospital). We expect Heron to file for FDA approval in the second half of 2018 and to launch the treatment in 2019. With the opioid crisis receiving increasing attention, we believe HTX-011 could have significant market potential.

While pleased with these results, other holdings weighed on performance. Celgene was the leading detractor. The stock initially fell due to a pipeline setback and subsequent lowering of the 2020 sales outlook. Shares declined further when the FDA issued a Refusal to File letter for Celgene’s multiple sclerosis (MS) drug, ozanimod. Although the news was disappointing, phase 3 data for the drug were promising, and the company reports that another pivotal trial will not be needed. Rather, the FDA may simply require additional preclinical pharmacology data. As a result, we still think ozanimod will get FDA approval and that the delay should only moderately impact the drug’s sales potential. Meanwhile, Celgene offers a promising pipeline and could launch up to five new medicines in the next two years, including new treatments for MS, myeloma, lymphoma, beta thalassemia and myeloproliferative disorders. We also believe the stock is attractively valued, trading at a large discount to the market.

Puma Biotechnology was another detractor. The stock declined when the company announced it was unlikely to get approval from the European Medicines Agency (EMA) for its lead drug, Nerlynx. Although surprised by EMA’s decision, we still like the long-term growth potential of Nerlynx, a breast cancer therapy approved by the FDA in 2017. During clinical trials, Nerlynx demonstrated a 34% reduction in the risk of breast cancer recurrence or death, and we believe uptake of the therapy in the U.S. could be better than expected as doctor and patient awareness widens. Further, Puma is refiling its application in Europe, and we think the company has an underappreciated chance of receiving approval on appeal.

Sanofi also weighed on returns. Sentiment cooled toward the company at the end of 2017, but we believe nothing occurred to materially impact our thesis. Sanofi’s recently launched eczema drug, Dupixent, may have been a source of weakness in light of the potential for future competition. But sales of the drug remain strong. Also, management lowered expectations for Lantus, a diabetes drug, which wasn’t that surprising given recent trends. However, we still favor Sanofi, in part because of the firm’s strong balance sheet. The company’s ample cash reserves and low debt levels enabled Sanofi to make two key acquisitions during the period, Ablynx and Bioverativ. We believe both should augment Sanofi’s pipeline in hemophilia and rare blood disorders and potentially boost earnings.

The Fund continued with its “value at risk” approach as part of a comprehensive risk management framework. This approach focuses our attention on downside risks, especially those arising from binary events (such as clinical trial announcements or regulatory decisions) that can lead to significant share price volatility. In practice, this means we limit the position size of any one holding so that, in a worst-case scenario, the estimated adverse impact from a particular event should not exceed 1% of the Fund’s performance.

OUTLOOK AND POSITIONING

Although health care stocks did not avoid the market pullback in early 2018, we believe valuations for many companies are now compelling. In fact, on average, U.S. health care stocks trade at a discount to the S&P 500 Index when normally they carry a premium. It makes for an attractive backdrop for the sector, which we think continues to benefit from a number of growth drivers.

We are particularly excited about recent advances in immuno-oncology (IO). These therapies activate the immune system to attack and kill cancer cells, potentially leading to long-term remissions in previously incurable cancers. Preliminary data have shown that combination IO treatments (with chemotherapy or other IO agents) can do a better job than the current standard of care in limiting the progression of lung cancer. Should further data confirm these results, the market opportunity could be substantial, as lung cancer is the most prevalent cancer globally. Already, sales of leading IO therapies exceeded $10 billion in 2017 and could rise to more than $15 billion this year. This number could multiply further if new combinations can deliver even better efficacy for a broader group of patients.

We are also focused on efforts to address the growing opioid epidemic. In the U.S., more than 1,000 people per day are treated in emergency rooms for improper use of prescription opioids, and, for two years in a row, opioid overdoses have led to reduced life expectancies in the U.S. We are invested in several companies developing therapies that we think could help address this dire public health crisis, including new abuse-deterrent opioids, novel pain medicines, more effective opioid addiction treatments

2	MARCH 31, 2018

Janus Henderson Global Life Sciences Fund (unaudited)

and spinal cord stimulators that can substantially reduce intractable pain.

At the same time, the health care sector is starting to benefit from mergers and acquisitions (M&A). We expected M&A to pick up after U.S. tax reform was passed last year, and we haven’t been disappointed. In January, three biotech firms – two of which were top five contributors – agreed to be acquired at significant premiums to their market value. We think additional M&A could occur this year as more companies repatriate overseas earnings. In addition, we are seeing the benefit of a lower corporate tax rate reflected in the earnings of companies that operate primarily in the U.S., such as health insurers.

Political rhetoric around drug pricing continues to be a source of volatility for the sector, and midterm elections in the U.S. could create further uncertainty. So far, the Trump administration has tried to address drug pricing through market competition, rather than direct negotiations with manufacturers. Consequently, the FDA is taking steps to accelerate the approval of new medicines, including biosimilars and generics. In 2017, more than 1,000 generic drugs were approved, the most in a single year. In this environment, we believe it is all the more important to focus on companies developing novel therapies that create value for patients and save money for the health care system. With an aging population and stronger global economy driving demand for health care services, we believe companies that take this approach could be well positioned for long-term growth.

Thank you for your continued investment in Janus Henderson Global Life Sciences Fund.

Janus Investment Fund	3

Janus Henderson Global Life Sciences Fund (unaudited)

Fund At A Glance

March 31, 2018

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Nektar Therapeutics	1.98%	Celgene Corp	-1.26%
	Ablynx NV (ADR)	0.61%	Puma Biotechnology Inc	-0.71%
	Heron Therapeutics Inc	0.56%	Sanofi	-0.63%
	Bioverativ Inc	0.56%	Regeneron Pharmaceuticals Inc	-0.54%
	DexCom Inc	0.52%	Envision Healthcare Corp	-0.46%

	1 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI World Health Care Index
		Contribution	(Average % of Equity)	Weighting
	Health Care	1.23%	98.73%	100.00%

	1 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI World Health Care Index
		Contribution	(Average % of Equity)	Weighting
	Other**	-0.01%	1.27%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

4	MARCH 31, 2018

Janus Henderson Global Life Sciences Fund (unaudited)

Fund At A Glance

March 31, 2018

5 Largest Equity Holdings - (% of Net Assets)
AstraZeneca PLC
Pharmaceuticals	3.4%
Eli Lilly & Co
Pharmaceuticals	2.7%
Shire PLC (ADR)
Biotechnology	2.7%
Sanofi
Pharmaceuticals	2.6%
Humana Inc
Health Care Providers & Services	2.4%
13.8%

Asset Allocation - (% of Net Assets)
Common Stocks	98.3%
Investment Companies	4.2%
Corporate Bonds	0.5%
Rights	0.1%
Other	(3.1)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2018	As of September 30, 2017

Janus Investment Fund	5

Janus Henderson Global Life Sciences Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2018						per the January 26, 2018 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	1.63%	13.48%	17.03%	13.65%	11.22%	1.02%
Class A Shares at MOP	-4.21%	6.95%	15.65%	12.98%	10.88%
Class C Shares at NAV	1.24%	12.63%	16.13%	12.81%	10.40%	1.80%
Class C Shares at CDSC	0.24%	11.63%	16.13%	12.81%	10.40%
Class D Shares(1)	1.71%	13.69%	17.24%	13.84%	11.40%	0.82%
Class I Shares	1.73%	13.73%	17.30%	13.76%	11.36%	0.77%
Class N Shares	1.67%	13.58%	17.14%	13.76%	11.36%	0.68%
Class S Shares	1.54%	13.28%	16.85%	13.47%	11.06%	1.17%
Class T Shares	1.67%	13.58%	17.14%	13.76%	11.36%	0.92%
MSCI World Health Care Index	-0.37%	9.12%	10.62%	9.84%	5.84%
S&P 500 Index	5.84%	13.99%	13.31%	9.49%	6.05%
Morningstar Quartile - Class T Shares	-	2nd	1st	2nd	2nd
Morningstar Ranking - based on total returns for Health Funds	-	54/146	21/130	46/119	14/58

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

The expense ratios for N Shares are estimated.

6	MARCH 31, 2018

Janus Henderson Global Life Sciences Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on January 26, 2018. Performance shown for Class N Shares for periods prior to January 26, 2018, reflects the historical performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 31, 1998

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson Global Life Sciences Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/17)	Ending Account Value (3/31/18)	Expenses Paid During Period (10/1/17 - 3/31/18)*	Beginning Account Value (10/1/17)	Ending Account Value (3/31/18)	Expenses Paid During Period (10/1/17 - 3/31/18)†	Net Annualized Expense Ratio (10/1/17 - 3/31/18)
Class A Shares	$1,000.00	$1,016.30	$5.08	$1,000.00	$1,019.90	$5.09	1.01%
Class C Shares	$1,000.00	$1,012.40	$8.88	$1,000.00	$1,016.11	$8.90	1.77%
Class D Shares	$1,000.00	$1,017.10	$4.17	$1,000.00	$1,020.79	$4.18	0.83%
Class I Shares	$1,000.00	$1,017.30	$3.87	$1,000.00	$1,021.09	$3.88	0.77%
Class N Shares	$1,000.00	$1,058.50	$1.45	$1,000.00	$1,020.99	$3.98	0.79%
Class S Shares	$1,000.00	$1,015.40	$5.93	$1,000.00	$1,019.05	$5.94	1.18%
Class T Shares	$1,000.00	$1,016.70	$4.63	$1,000.00	$1,020.34	$4.63	0.92%
*

Actual Expenses Paid During Period for Class N Shares reflect only the inception period for the Fund (January 26, 2018 to March 31, 2018) and are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 65/365 (to reflect the period). Therefore, actual expenses shown are lower than would be expected for a six-month period. For all other share classes, the Actual Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

†

Hypothetical Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	MARCH 31, 2018

Janus Henderson Global Life Sciences Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares or Principal Amounts		Value
Corporate Bonds – 0.5%
Consumer Non-Cyclical – 0.5%
PTC Therapeutics Inc, 3.0000%, 8/15/22 (cost $18,379,000)	$18,379,000	$16,843,545
Common Stocks – 98.3%
Biotechnology – 34.1%
AbbVie Inc	485,393	45,942,447
ACADIA Pharmaceuticals Inc*	499,537	11,224,596
Acerta Pharma BV PP*,¢,§	143,797,410	11,446,274
Adamas Pharmaceuticals Inc*,#	411,025	9,823,497
Alexion Pharmaceuticals Inc*	442,638	49,336,431
Alnylam Pharmaceuticals Inc*	99,509	11,851,522
Amicus Therapeutics Inc*	2,161,422	32,507,787
AnaptysBio Inc*	449,751	46,810,084
Argenx SE (ADR)*	195,106	15,694,327
Avexis Inc*	230,017	28,425,501
BeiGene Ltd*,#	198,848	33,406,464
BioCryst Pharmaceuticals Inc*	3,404,580	16,239,847
Biogen Inc*	271,640	74,380,465
Biohaven Pharmaceutical Holding Co Ltd*	1,177,615	30,335,362
BioNTech AG*,¢,§	63,547	14,270,535
Celgene Corp*	897,532	80,068,830
DBV Technologies SA (ADR)*,#	838,211	19,337,528
Eidos Therapeutics Inc (144A)*,¢,§	148,421	1,611,852
Enanta Pharmaceuticals Inc*	157,637	12,754,410
FibroGen Inc*	647,895	29,932,749
Galapagos NV*	167,885	16,833,129
Gilead Sciences Inc	792,387	59,738,056
Global Blood Therapeutics Inc*	841,204	40,630,153
Heron Therapeutics Inc*	1,874,404	51,733,550
Immunomedics Inc*,#	867,411	12,672,875
Incyte Corp*	144,133	12,010,603
Insmed Inc*	1,769,667	39,852,901
Ironwood Pharmaceuticals Inc*	1,339,355	20,666,248
Momenta Pharmaceuticals Inc*	834,556	15,147,191
Neurocrine Biosciences Inc*	856,234	71,007,486
Odonate Therapeutics LLC (144A)*,§	573,540	11,540,198
Puma Biotechnology Inc*	510,608	34,746,874
Regeneron Pharmaceuticals Inc*	175,144	60,312,588
RPI International Holdings LP*,¢,§	127,226	18,104,260
Rubius Therapeutics Inc*,¢,§	508,126	6,498,932
Sage Therapeutics Inc*	83,947	13,521,343
Shire PLC (ADR)	635,323	94,910,903
Solid Biosciences PP§	808,525	5,457,544
Spark Therapeutics Inc*,#	263,470	17,544,467
Vertex Pharmaceuticals Inc*	229,660	37,429,987
		1,215,759,796
Health Care Equipment & Supplies – 17.3%
Abbott Laboratories	1,212,211	72,635,683
Baxter International Inc	316,597	20,591,469
Boston Scientific Corp*	2,980,821	81,436,030
Cooper Cos Inc	141,170	32,301,108
DexCom Inc*	684,335	50,750,284
Edwards Lifesciences Corp*	415,600	57,984,512
Glaukos Corp*,#	1,068,580	32,944,321
ICU Medical Inc*	118,952	30,023,485
Medtronic PLC	789,659	63,346,445
Nevro Corp*	408,216	35,380,081
NuVasive Inc*	604,341	31,552,644
Siemens Healthineers AG (144A)*	315,547	12,966,462
Silk Road Medical Inc*,¢,£,§	4,348,205	10,218,282
STERIS PLC	389,350	36,349,716

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Life Sciences Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares or Principal Amounts		Value
Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
Varian Medical Systems Inc*	219,401	$26,909,533
Wright Medical Group NV*,#	1,100,255	21,829,059
		617,219,114
Health Care Providers & Services – 12.2%
Acadia Healthcare Co Inc*,#	622,984	24,408,513
Aetna Inc	415,922	70,290,818
AmerisourceBergen Corp	409,963	35,342,910
Anthem Inc	339,255	74,534,323
Bigfoot Biomedical Inc*,¢,£,§	1,035,873	9,808,940
DaVita Inc*	489,472	32,275,784
Diplomat Pharmacy Inc*	696,848	14,041,487
HealthEquity Inc*	280,889	17,005,020
Henry Schein Inc*	251,316	16,890,948
Humana Inc	322,401	86,671,061
Universal Health Services Inc	438,117	51,877,434
		433,147,238
Health Care Technology – 2.8%
athenahealth Inc*	394,499	56,425,192
Teladoc Inc*,#	1,083,346	43,658,844
		100,084,036
Life Sciences Tools & Services – 2.4%
BridgeBio LLC (144A)*,¢,£,§	5,949,490	5,744,828
NeoGenomics Inc*	1,381,122	11,269,956
Thermo Fisher Scientific Inc	333,230	68,798,666
		85,813,450
Pharmaceuticals – 29.5%
Allergan PLC	343,881	57,871,733
Assembly Biosciences Inc*	254,828	12,522,248
AstraZeneca PLC	1,779,834	122,336,287
Atlas Holdings Inc¢,§	1,008,023	18,396,420
Bayer AG	227,618	25,734,335
Bristol-Myers Squibb Co	563,381	35,633,848
Clementia Pharmaceuticals Inc*,#	692,326	10,488,739
Collegium Pharmaceutical Inc*,#	1,168,883	29,864,961
Eisai Co Ltd	378,700	24,394,476
Eli Lilly & Co	1,243,784	96,231,568
GW Pharmaceuticals PLC (ADR)*	221,293	24,933,082
Indivior PLC*	6,313,903	36,132,943
Jazz Pharmaceuticals PLC*	293,077	44,251,696
Menlo Therapeutics Inc*,#	719,523	27,039,674
Merck & Co Inc	1,171,513	63,812,313
Mylan NV*	849,983	34,993,800
Nektar Therapeutics*	736,147	78,222,980
Nippon Shinyaku Co Ltd	234,300	15,907,291
Novartis AG (ADR)	746,958	60,391,554
Novo Nordisk A/S	947,542	46,630,178
Roche Holding AG	230,164	52,806,960
Sanofi	1,164,708	93,578,962
Takeda Pharmaceutical Co Ltd	414,300	20,183,864
WaVe Life Sciences Ltd*	409,843	16,434,704
		1,048,794,616
Total Common Stocks (cost $2,745,463,855)		3,500,818,250
Rights – 0.1%
Biotechnology – 0.1%
DYAX Corp*,¢ (cost $1,805,712)	1,626,768	5,433,405
Investment Companies – 4.2%
Investments Purchased with Cash Collateral from Securities Lending – 2.8%
Janus Henderson Cash Collateral Fund LLC, 1.5300%ºº,£	99,558,716	99,558,716

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2018

Janus Henderson Global Life Sciences Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares or Principal Amounts		Value
Investment Companies – (continued)
Money Markets – 1.4%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº,£	51,504,970	$51,504,970
Total Investment Companies (cost $151,063,686)		151,063,686
Total Investments (total cost $2,916,712,253) – 103.1%		3,674,158,886
Liabilities, net of Cash, Receivables and Other Assets – (3.1)%		(111,307,949)
Net Assets – 100%		$3,562,850,937

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,966,627,331	80.7%
United Kingdom	278,313,215	7.6
Switzerland	113,198,514	3.1
France	112,916,490	3.1
Japan	60,485,631	1.6
Germany	52,971,332	1.4
Denmark	46,630,178	1.3
Belgium	32,527,456	0.9
Canada	10,488,739	0.3

Total	$3,674,158,886	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/18
Common Stocks – 0.7%
Health Care Equipment & Supplies – 0.3%
Silk Road Medical Inc*,¢,§	$—	$—	$391,339	$10,218,282
Health Care Providers & Services – 0.3%
Bigfoot Biomedical Inc*,¢,§	—	—	—	9,808,940
Life Sciences Tools & Services – 0.1%
BridgeBio LLC (144A)*,¢,§	—	—	—	5,744,828
Total Common Stocks	$—	$—	$391,339	$25,772,050
Investment Companies – 4.2%
Investments Purchased with Cash Collateral from Securities Lending – 2.8%
Janus Henderson Cash Collateral Fund LLC, 1.5300%ºº	241,132	—	—	99,558,716
Money Markets – 1.4%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº	361,191	—	—	51,504,970
Total Investment Companies	$602,323	$—	$—	$151,063,686
Total Affiliated Investments – 4.9%	$602,323	$—	$391,339	$176,835,736

(1) For securities that were affiliated for a portion of the period ended March 31, 2018, this column reflects amounts for the entire period ended March 31, 2018 and not just the period in which the security was affiliated.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Life Sciences Fund

Schedule of Investments (unaudited)

March 31, 2018

	Share Balance at 9/30/17	Purchases	Sales	Share Balance at 3/31/18
Common Stocks – 0.7%
Health Care Equipment & Supplies – 0.3%
Silk Road Medical Inc*,¢,§	4,348,205	—	—	4,348,205
Health Care Providers & Services – 0.3%
Bigfoot Biomedical Inc*,¢,§	—	1,035,873	—	1,035,873
Life Sciences Tools & Services – 0.1%
BridgeBio LLC (144A)*,¢,§	2,974,745	2,974,745	—	5,949,490

Investment Companies – 4.2%
Investments Purchased with Cash Collateral from Securities Lending – 2.8%
Janus Henderson Cash Collateral Fund LLC, 1.5300%ºº	51,402,695	468,456,959	(420,300,938)	99,558,716
Money Markets – 1.4%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº	60,105,109	417,906,861	(426,507,000)	51,504,970

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	MARCH 31, 2018

Janus Henderson Global Life Sciences Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI World Health Care IndexSM	MSCI World Health Care IndexSM reflects the performance of health care stocks from global developed markets.

S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
PP	Private Placement

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2018 is $31,863,340, which represents 0.9% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2018.

#	Loaned security; a portion of the security is on loan at March 31, 2018.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2018)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Acerta Pharma BV PP	5/11/15	$8,272,388	$11,446,274	0.3%
Atlas Holdings Inc	10/17/17	18,396,420	18,396,420	0.5
Bigfoot Biomedical Inc	11/21/17	9,808,940	9,808,940	0.3
BioNTech AG	1/17/18	13,775,320	14,270,535	0.4
BridgeBio LLC	6/19/17 - 12/13/17	5,744,828	5,744,828	0.2
Eidos Therapeutics INC	3/29/18	1,611,852	1,611,852	0.0
Odonate Therapeutics LLC	9/1/17	8,542,878	11,540,198	0.3
RPI International Holdings LP	5/21/15	14,999,945	18,104,260	0.5
Rubius Therapeutics Inc	2/22/18	6,498,932	6,498,932	0.2
Silk Road Medical Inc	7/7/17	9,826,943	10,218,282	0.3
Solid Biosciences PP	10/24/17	9,361,217	5,457,544	0.2
Total		$106,839,663	$113,098,065	3.2%

The Fund has registration rights for certain restricted securities held as of March 31, 2018. The issuer incurs all registration costs.

Janus Investment Fund	13

Janus Henderson Global Life Sciences Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Corporate Bonds	$-	$16,843,545	$-
Common Stocks
Biotechnology	1,129,997,072	33,830,871	51,931,853
Health Care Equipment & Supplies	594,034,370	12,966,462	10,218,282
Health Care Providers & Services	423,338,298	-	9,808,940
Life Sciences Tools & Services	80,068,622	-	5,744,828
Pharmaceuticals	592,692,900	437,705,296	18,396,420
All Other	100,084,036	-	-
Rights	-	-	5,433,405
Investment Companies	-	151,063,686	-
Total Assets	$2,920,215,298	$652,409,860	$101,533,728

Level 3 Valuation Reconciliation of Assets
	Level 3 Value as of 9/30/17	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation(a)(b)	Gross Purchases	Gross Sales	Transfers In and/or Out of Level 3	Value as of 3/31/18
Investments in Securities:
Common Stocks
Biotechnology	$57,653,643	$12,663,727	$(7,910,548)	$22,063,420	$(20,998,191)(c)	$(11,540,198)	$51,931,853
Health Care Equipment & Supplies	9,826,943	-	391,339	-	-	-	10,218,282
Health Care Providers & Services	-	-	-	9,808,940	-	-	9,808,940
Life Sciences Tools & Services	2,872,414	-	-	2,872,414	-	-	5,744,828
Pharmaceuticals	-	-	-	18,396,420	-	-	18,396,420
Rights
Biotechnology	3,985,582	-	1,447,823	-	-	-	5,433,405
Total	$74,338,582	$12,663,727	$(6,071,386)	$53,141,194	$(20,998,191)	$(11,540,198)	$101,533,728

(a) Included in "Change in unrealized net appreciation/depreciation of investments, foreign currency translations and non-interested Trustees' deferred compensation" on the Statement of Operations.

(b) Represents the change in unrealized net appreciation/depreciation related to assets categorized as Level 3 held at March 31, 2018.

(c) All or a portion is the result of a corporate action.

14	MARCH 31, 2018

Janus Henderson Global Life Sciences Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2018

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	$3,497,323,150
Affiliated investments, at value(3)	176,835,736
Non-interested Trustees' deferred compensation	71,470
Receivables:
Investments sold	14,687,165
Dividends	3,889,268
Foreign tax reclaims	3,795,431
Fund shares sold	2,440,612
Interest	71,984
Dividends from affiliates	71,682
Other assets	112,903
Total Assets	3,699,299,401
Liabilities:
Due to custodian	1,595,622
Collateral for securities loaned (Note 2)	99,558,716
Payables:	—
Investments purchased	29,761,750
Fund shares repurchased	2,095,902
Advisory fees	2,031,907
Transfer agent fees and expenses	714,650
12b-1 Distribution and shareholder servicing fees	192,624
Non-interested Trustees' deferred compensation fees	71,470
Professional fees	37,443
Non-interested Trustees' fees and expenses	27,369
Fund administration fees	24,764
Custodian fees	1,067
Accrued expenses and other payables	335,180
Total Liabilities	136,448,464
Net Assets	$3,562,850,937

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Life Sciences Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2018

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,684,706,894
Undistributed net investment income/(loss)	(7,863,964)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	128,461,497
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	757,546,510
Total Net Assets	$3,562,850,937
Net Assets - Class A Shares	$175,429,620
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,127,722
Net Asset Value Per Share(4)	$56.09
Maximum Offering Price Per Share(5)	$59.51
Net Assets - Class C Shares	$167,454,364
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,211,607
Net Asset Value Per Share(4)	$52.14
Net Assets - Class D Shares	$1,359,816,549
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	23,921,481
Net Asset Value Per Share	$56.84
Net Assets - Class I Shares	$655,867,806
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,530,676
Net Asset Value Per Share	$56.88
Net Assets - Class N Shares	$8,874,213
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	156,539
Net Asset Value Per Share	$56.69
Net Assets - Class S Shares	$18,349,648
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	331,370
Net Asset Value Per Share	$55.38
Net Assets - Class T Shares	$1,177,058,737
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	20,769,638
Net Asset Value Per Share	$56.67

(1) Includes cost of $2,740,267,855.

(2) Includes $97,174,771 of securities on loan. See Note 2 in Notes to Financial Statements.

(3) Includes cost of $176,444,398.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

16	MARCH 31, 2018

Janus Henderson Global Life Sciences Fund

Statement of Operations (unaudited)

For the period ended March 31, 2018

Investment Income:
Dividends	$18,267,649
Dividends from affiliates	361,191
Interest	289,554
Affiliated securities lending income, net	241,132
Other income	12,416
Foreign tax withheld	(831,483)
Total Investment Income	18,340,459
Expenses:
Advisory fees	11,579,438
12b-1 Distribution and shareholder servicing fees:
Class A Shares	224,309
Class C Shares	846,484
Class S Shares	21,896
Transfer agent administrative fees and expenses:
Class D Shares	818,534
Class S Shares	21,896
Class T Shares	1,542,526
Transfer agent networking and omnibus fees:
Class A Shares	61,968
Class C Shares	80,946
Class I Shares	299,069
Other transfer agent fees and expenses:
Class A Shares	11,586
Class C Shares	9,650
Class D Shares	133,949
Class I Shares	16,597
Class S Shares	232
Class T Shares	13,903
Shareholder reports expense	194,747
Fund administration fees	141,125
Custodian fees	111,229
Registration fees	90,730
Non-interested Trustees’ fees and expenses	57,558
Professional fees	32,975
Other expenses	99,058
Total Expenses	16,410,405
Less: Excess Expense Reimbursement and Waivers	(31,416)
Net Expenses	16,378,989
Net Investment Income/(Loss)	1,961,470
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	192,172,091
Total Net Realized Gain/(Loss) on Investments	192,172,091
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(135,335,387)
Investments in affiliates	391,339
Total Change in Unrealized Net Appreciation/Depreciation	(134,944,048)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$59,189,513

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Life Sciences Fund

Statements of Changes in Net Assets

	Period ended March 31, 2018 (unaudited)(1)	Year ended September 30, 2017

Operations:
Net investment income/(loss)	$1,961,470	$9,369,820
Net realized gain/(loss) on investments	192,172,091	27,812,694
Change in unrealized net appreciation/depreciation	(134,944,048)	417,570,164
Net Increase/(Decrease) in Net Assets Resulting from Operations	59,189,513	454,752,678
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(230,576)	(150,513)
Class D Shares	(4,951,234)	(3,587,816)
Class I Shares	(2,841,259)	(1,388,494)
Class S Shares	(18,873)	(2,193)
Class T Shares	(3,368,934)	(2,141,975)
Total Dividends from Net Investment Income	(11,410,876)	(7,270,991)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(1,562,385)	(2,346,243)
Class C Shares	(1,621,582)	(1,713,509)
Class D Shares	(11,738,715)	(11,588,930)
Class I Shares	(5,643,465)	(3,613,450)
Class S Shares	(155,394)	(134,514)
Class T Shares	(10,754,029)	(11,652,734)
Total Distributions from Net Realized Gain from Investment Transactions	(31,475,570)	(31,049,380)
Net Decrease from Dividends and Distributions to Shareholders	(42,886,446)	(38,320,371)
Capital Share Transactions:
Class A Shares	(13,847,741)	(125,477,740)
Class C Shares	(13,165,885)	(40,031,742)
Class D Shares	(52,814,896)	(186,564,252)
Class I Shares	21,814,454	141,693,093
Class N Shares	9,182,580	N/A
Class S Shares	1,061,682	(1,054,233)
Class T Shares	(151,740,019)	(292,602,440)
Net Increase/(Decrease) from Capital Share Transactions	(199,509,825)	(504,037,314)
Net Increase/(Decrease) in Net Assets	(183,206,758)	(87,605,007)
Net Assets:
Beginning of period	3,746,057,695	3,833,662,702
End of period	$3,562,850,937	$3,746,057,695

Undistributed Net Investment Income/(Loss)	$(7,863,964)	$1,585,442

(1) Period from January 26, 2018 (inception date) through March 31, 2018 for Class N Shares.

See Notes to Financial Statements.

18	MARCH 31, 2018

Janus Henderson Global Life Sciences Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$55.76	$49.16	$53.74		$52.09	$42.09	$30.94
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(1)(2)	0.05(1)	0.05(1)		(0.14)(1)	(0.12)(1)	0.09
Net realized and unrealized gain/(loss)	0.88	7.01	0.11		7.19	13.56	12.19
Total from Investment Operations	0.88	7.06	0.16		7.05	13.44	12.28
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.03)	(0.14)		—	—	—
Distributions (from capital gains)	(0.48)	(0.43)	(4.60)		(5.40)	(3.44)	(1.13)
Total Dividends and Distributions	(0.55)	(0.46)	(4.74)		(5.40)	(3.44)	(1.13)
Net Asset Value, End of Period	$56.09	$55.76	$49.16		$53.74	$52.09	$42.09
Total Return*	1.63%	14.58%	(0.07)%		14.00%	34.20%	41.11%
Net Assets, End of Period (in thousands)	$175,430	$188,407	$297,151		$353,880	$75,566	$12,847
Average Net Assets for the Period (in thousands)	$180,013	$206,577	$324,567		$239,781	$36,354	$6,325
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.01%	1.02%	1.04%		1.04%	1.03%	1.04%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.01%	1.02%	1.04%		1.04%	1.03%	1.04%
Ratio of Net Investment Income/(Loss)	0.00%(3)	0.10%	0.10%		(0.23)%	(0.25)%	(0.45)%
Portfolio Turnover Rate	24%	38%	41%		47%	52%	47%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$52.00	$46.18	$51.00	$50.02	$40.85	$30.30
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.19)(1)	(0.27)(1)	(0.32)(1)	(0.54)(1)	(0.47)(1)	0.34
Net realized and unrealized gain/(loss)	0.81	6.52	0.10	6.92	13.08	11.34
Total from Investment Operations	0.62	6.25	(0.22)	6.38	12.61	11.68
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(0.48)	(0.43)	(4.60)	(5.40)	(3.44)	(1.13)
Total Dividends and Distributions	(0.48)	(0.43)	(4.60)	(5.40)	(3.44)	(1.13)
Net Asset Value, End of Period	$52.14	$52.00	$46.18	$51.00	$50.02	$40.85
Total Return*	1.24%	13.76%	(0.86)%	13.18%	33.13%	39.97%
Net Assets, End of Period (in thousands)	$167,454	$180,251	$201,539	$215,417	$41,251	$6,686
Average Net Assets for the Period (in thousands)	$172,400	$175,301	$210,680	$131,989	$19,533	$2,021
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.77%	1.76%	1.84%	1.76%	1.80%	1.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.77%	1.76%	1.84%	1.76%	1.80%	1.83%
Ratio of Net Investment Income/(Loss)	(0.76)%	(0.59)%	(0.69)%	(0.96)%	(1.04)%	(1.31)%
Portfolio Turnover Rate	24%	38%	41%	47%	52%	47%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Life Sciences Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$56.59	$49.90	$54.41	$52.58	$42.39	$31.10
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.05(1)	0.18(1)	0.15(1)	(0.04)(1)	0.02(1)	0.06
Net realized and unrealized gain/(loss)	0.88	7.07	0.11	7.27	13.61	12.36
Total from Investment Operations	0.93	7.25	0.26	7.23	13.63	12.42
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.13)	(0.17)	—	—	—
Distributions (from capital gains)	(0.48)	(0.43)	(4.60)	(5.40)	(3.44)	(1.13)
Total Dividends and Distributions	(0.68)	(0.56)	(4.77)	(5.40)	(3.44)	(1.13)
Net Asset Value, End of Period	$56.84	$56.59	$49.90	$54.41	$52.58	$42.39
Total Return*	1.71%	14.81%	0.12%	14.24%	34.41%	41.36%
Net Assets, End of Period (in thousands)	$1,359,817	$1,406,708	$1,434,021	$1,601,161	$1,243,470	$846,769
Average Net Assets for the Period (in thousands)	$1,368,217	$1,315,724	$1,501,230	$1,635,538	$1,052,112	$664,124
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.83%	0.82%	0.84%	0.85%	0.84%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.82%	0.84%	0.85%	0.84%	0.87%
Ratio of Net Investment Income/(Loss)	0.19%	0.36%	0.30%	(0.07)%	0.03%	(0.24)%
Portfolio Turnover Rate	24%	38%	41%	47%	52%	47%

Class I Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$56.66	$49.96	$54.48	$52.66	$42.41	$31.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.07(1)	0.22(1)	0.17(1)	0.01(1)	(0.04)(1)	0.10
Net realized and unrealized gain/(loss)	0.87	7.08	0.12	7.21	13.73	12.35
Total from Investment Operations	0.94	7.30	0.29	7.22	13.69	12.45
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.17)	(0.21)	—	—	—
Distributions (from capital gains)	(0.48)	(0.43)	(4.60)	(5.40)	(3.44)	(1.13)
Total Dividends and Distributions	(0.72)	(0.60)	(4.81)	(5.40)	(3.44)	(1.13)
Net Asset Value, End of Period	$56.88	$56.66	$49.96	$54.48	$52.66	$42.41
Total Return*	1.73%	14.90%	0.19%	14.19%	34.55%	41.47%
Net Assets, End of Period (in thousands)	$655,868	$629,650	$415,083	$481,253	$255,398	$18,712
Average Net Assets for the Period (in thousands)	$652,297	$493,309	$409,682	$413,993	$104,365	$10,670
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.77%	0.77%	0.78%	0.78%	0.77%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.77%	0.78%	0.78%	0.77%	0.77%
Ratio of Net Investment Income/(Loss)	0.25%	0.43%	0.34%	0.01%	(0.08)%	(0.17)%
Portfolio Turnover Rate	24%	38%	41%	47%	52%	47%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2018

Janus Henderson Global Life Sciences Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31 (unaudited)	2018(1)
Net Asset Value, Beginning of Period	$59.59
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.16(2)
Net realized and unrealized gain/(loss)	(3.06)(3)
Total from Investment Operations	(2.90)
Less Dividends and Distributions:
Dividends (from net investment income)	—
Distributions (from capital gains)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$56.69
Total Return*	(4.87)%
Net Assets, End of Period (in thousands)	$8,874
Average Net Assets for the Period (in thousands)	$2,233
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%
Ratio of Net Investment Income/(Loss)	1.75%
Portfolio Turnover Rate	24%

Class S Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$55.09	$48.62	$53.23	$51.68	$41.85	$30.82
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.04)(2)	0.01(2)	(0.01)(2)	(0.21)(2)	(0.13)(2)	0.28
Net realized and unrealized gain/(loss)	0.87	6.90	0.09	7.16	13.40	11.88
Total from Investment Operations	0.83	6.91	0.08	6.95	13.27	12.16
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.01)	(0.09)	—	—	—
Distributions (from capital gains)	(0.48)	(0.43)	(4.60)	(5.40)	(3.44)	(1.13)
Total Dividends and Distributions	(0.54)	(0.44)	(4.69)	(5.40)	(3.44)	(1.13)
Net Asset Value, End of Period	$55.38	$55.09	$48.62	$53.23	$51.68	$41.85
Total Return*	1.54%	14.43%	(0.23)%	13.92%	33.97%	40.88%
Net Assets, End of Period (in thousands)	$18,350	$17,189	$16,223	$12,882	$6,146	$9,021
Average Net Assets for the Period (in thousands)	$17,559	$15,685	$15,038	$10,085	$11,077	$2,122
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.18%	1.17%	1.19%	1.21%	1.18%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.18%	1.16%	1.18%	1.15%	1.16%	1.20%
Ratio of Net Investment Income/(Loss)	(0.14)%	0.02%	(0.02)%	(0.36)%	(0.27)%	(0.89)%
Portfolio Turnover Rate	24%	38%	41%	47%	52%	47%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from January 26, 2018 (inception date) through March 31, 2018.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Life Sciences Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$56.39	$49.71	$54.23	$52.47	$42.34	$31.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(1)	0.13(1)	0.10(1)	(0.09)(1)	(0.04)(1)	0.03
Net realized and unrealized gain/(loss)	0.89	7.06	0.11	7.25	13.61	12.35
Total from Investment Operations	0.91	7.19	0.21	7.16	13.57	12.38
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.08)	(0.13)	—	—	—
Distributions (from capital gains)	(0.48)	(0.43)	(4.60)	(5.40)	(3.44)	(1.13)
Total Dividends and Distributions	(0.63)	(0.51)	(4.73)	(5.40)	(3.44)	(1.13)
Net Asset Value, End of Period	$56.67	$56.39	$49.71	$54.23	$52.47	$42.34
Total Return*	1.67%	14.71%	0.04%	14.12%	34.31%	41.24%
Net Assets, End of Period (in thousands)	$1,177,059	$1,323,853	$1,469,645	$1,950,138	$1,000,993	$485,819
Average Net Assets for the Period (in thousands)	$1,238,192	$1,282,363	$1,653,993	$1,741,793	$723,035	$328,041
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	0.92%	0.94%	0.95%	0.93%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	0.91%	0.93%	0.95%	0.92%	0.94%
Ratio of Net Investment Income/(Loss)	0.08%	0.26%	0.20%	(0.15)%	(0.08)%	(0.32)%
Portfolio Turnover Rate	24%	38%	41%	47%	52%	47%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	MARCH 31, 2018

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Global Life Sciences Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital  or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Janus Investment Fund	23

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements (unaudited)

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

For significant fair value measurements categorized within Level 3 of the fair value hierarchy, the table below summarizes the valuation techniques and provides quantitative information about the significant unobservable inputs used by the Global Pricing Committee in determining the fair value measurement. In addition, the table

24	MARCH 31, 2018

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements (unaudited)

provides a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs as well as any interrelationships between those unobservable inputs.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under ASC 820. These are categorized as Level 3 in the hierarchy.

Asset	Fair Value at March 31, 2018	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used	Impact to Valuation from an Increase in Input
Common Stock
Health Care Equipment & Supplies	$10,218,282	Market Approach	Transaction Price	N/A	N/A	Increase
Rights
Biotechnology	$5,433,405	Probable Weighted Rights Exercise	Probable Weighting	85%-89%	85%	Increase
All other assets	$85,882,041

All other assets categorized as Level 3 in the hierarchy have been fair valued as follows: 1) based on recent transactions; 2) at cost; 3) based on financial information.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and "Level 3 Valuation Reconciliation of Assets" in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $488,578,933 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Financial assets of $8,542,878 were transferred out of Level 3 to Level 2 since certain security’s prices were determined using other significant observable inputs at the end of the current fiscal year and significant unobservable inputs at the end of the prior fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and

Janus Investment Fund	25

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements (unaudited)

unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

26	MARCH 31, 2018

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements (unaudited)

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery

Janus Investment Fund	27

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements (unaudited)

may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Deutsche Bank AG	$97,174,771	$—	$(97,174,771)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

28	MARCH 31, 2018

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements (unaudited)

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of March 31, 2018 , securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $97,174,771 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2018 is $99,558,716, resulting in the net amount due to the counterparty of $2,383,945.

Janus Investment Fund	29

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements (unaudited)

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial

30	MARCH 31, 2018

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements (unaudited)

intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Total compensation of $268,180 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2018 . The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $240,213 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2018 .

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2018 can be found in a table located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2018 , Janus Henderson Distributors retained upfront sales charges of $40,331.

Janus Investment Fund	31

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements (unaudited)

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2018 .

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2018 , redeeming shareholders of Class C Shares paid CDSCs of $6,881.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2018 , the Fund engaged in cross trades amounting to $1,837,699 in purchases and $7,699,295 in sales, resulting in a net realized gain of $2,754,223. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2018 are noted below. The primary difference  between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,956,874,762	$811,974,102	$(94,689,978)	$ 717,284,124

32	MARCH 31, 2018

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2018(1)		Year ended September 30, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	211,767	$ 11,774,755	1,223,474	$ 61,782,414
Reinvested dividends and distributions	26,781	1,440,258	49,156	2,207,576
Shares repurchased	(489,741)	(27,062,754)	(3,938,663)	(189,467,730)
Net Increase/(Decrease)	(251,193)	$ (13,847,741)	(2,666,033)	$(125,477,740)
Class C Shares:
Shares sold	165,121	$ 8,572,810	713,996	$ 33,245,630
Reinvested dividends and distributions	28,224	1,414,008	33,393	1,406,497
Shares repurchased	(448,335)	(23,152,703)	(1,644,949)	(74,683,869)
Net Increase/(Decrease)	(254,990)	$ (13,165,885)	(897,560)	$ (40,031,742)
Class D Shares:
Shares sold	716,756	$ 40,640,322	1,791,438	$ 90,588,885
Reinvested dividends and distributions	299,464	16,314,807	326,309	14,850,306
Shares repurchased	(1,952,734)	(109,770,025)	(5,998,941)	(292,003,443)
Net Increase/(Decrease)	(936,514)	$ (52,814,896)	(3,881,194)	$(186,564,252)
Class I Shares:
Shares sold	2,699,837	$ 151,576,908	6,820,475	$ 339,222,249
Reinvested dividends and distributions	125,098	6,819,075	85,238	3,881,731
Shares repurchased	(2,407,919)	(136,581,529)	(4,099,988)	(201,410,887)
Net Increase/(Decrease)	417,016	$ 21,814,454	2,805,725	$ 141,693,093
Class N Shares:
Shares sold	157,205	$ 9,220,812	-	$ -
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	(666)	(38,232)	-	-
Net Increase/(Decrease)	156,539	$ 9,182,580	N/A	N/A
Class S Shares:
Shares sold	62,602	$ 3,436,882	104,919	$ 5,168,613
Reinvested dividends and distributions	3,281	174,267	3,078	136,707
Shares repurchased	(46,521)	(2,549,467)	(129,672)	(6,359,553)
Net Increase/(Decrease)	19,362	$ 1,061,682	(21,675)	$ (1,054,233)
Class T Shares:
Shares sold	1,047,138	$ 58,925,511	3,843,118	$ 193,760,531
Reinvested dividends and distributions	254,440	13,823,744	297,307	13,491,786
Shares repurchased	(4,007,653)	(224,489,274)	(10,228,886)	(499,854,757)
Net Increase/(Decrease)	(2,706,075)	$(151,740,019)	(6,088,461)	$(292,602,440)
(1)	Period from January 26, 2018 (inception date) through March 31, 2018 for Class N Shares.

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2018 , the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$855,261,091	$1,087,423,945	$ -	$ -

Janus Investment Fund	33

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements (unaudited)

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

34	MARCH 31, 2018

Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares) .

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

Janus Investment Fund	35

Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

36	MARCH 31, 2018

Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

Janus Investment Fund	37

Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

38	MARCH 31, 2018

Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

Janus Investment Fund	39

Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

40	MARCH 31, 2018

Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

Janus Investment Fund	41

Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

42	MARCH 31, 2018

Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	43

Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

44	MARCH 31, 2018

Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Investment Fund	45

Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

46	MARCH 31, 2018

Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Janus Investment Fund	47

Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

48	MARCH 31, 2018

Janus Henderson Global Life Sciences Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2018 . As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	49

Janus Henderson Global Life Sciences Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

50	MARCH 31, 2018

Janus Henderson Global Life Sciences Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions.Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	51

Janus Henderson Global Life Sciences Fund

Notes

NotesPage1

52	MARCH 31, 2018

Janus Henderson Global Life Sciences Fund

Notes

NotesPage2

Janus Investment Fund	53

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-24-93043 05-18

SEMIANNUAL REPORT March 31, 2018

Janus Henderson Global Real Estate Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Real Estate Fund

Janus Henderson Global Real Estate Fund (unaudited)

FUND SNAPSHOT

A global equity fund that seeks to provide investors total returns – both capital appreciation and current income – associated with global real estate growth and development. The Fund seeks to own a portfolio of the most compelling real estate equities listed on regulated exchanges throughout the world. These companies will derive the main part of their revenue from the ownership, management and/or development of real estate. Our strategy is long only with the objective of producing strong relative performance while providing genuine exposure to global real estate fundamentals and managing risk by being benchmark aware.

Tim Gibson co-portfolio manager	Guy Barnard co-portfolio manager

PERFORMANCE

On a relative basis, the Janus Henderson Global Real Estate Fund outperformed its benchmark over the six-month period ending March 31, 2018. The Fund’s Class I Shares finished the period up 4.43%. The benchmark FTSE/EPRA NAREIT Global Index gained 0.30%.

INVESTMENT ENVIRONMENT

Global equities delivered healthy returns over the period, boosted by progress on U.S. tax reform and an acceleration in global growth heading into 2018. However, volatility increased in the first quarter of 2018, driven by concerns over rising rates and subsequently the escalating rhetoric on trade wars.

Global property equities rose marginally over the period, but lagged the wider equity market. U.S. real estate investment trusts (REITs) were the notable detractors, constrained by a backdrop of rising rates and bond yields, and growing pressure in the retail sector. However, stocks in sectors benefiting from structural tailwinds such as manufactured housing were able to buck the general negative trend and make gains. Stocks in continental Europe performed strongly, driven by an improving economic backdrop, reduced political risk, and robust investment and occupier demand for real estate. The German market was particularly strong with both rental and asset values rising. Spain also turned in a strong performance as political risks abated and rental growth accelerated. Stocks in Asia Pacific also made gains, most notably in China. Stocks in Singapore and Hong Kong also benefited from improved investor sentiment driven by strong transactional activity, and a pickup in real estate fundamentals. Japan also turned in positive performance, driven principally by the strengthening yen.

PERFORMANCE DISCUSSION

The Fund outperformed its index over the six-month period, with strong stock selection the dominant driver of outperformance.

From a top-down perspective, a small underweight to the U.S. added value. Overweights in India and Spain also proved beneficial. Stock selection added significant value, most notably in Australia through data center owner NextDC, which rose following the opening of a new center in Brisbane and as the sector benefited from favorable supply/demand imbalance. In China, developer China Resources Land rose on the back of increasing residential sales. A Canadian REIT, Pure Industrial, was also a key contributor post the announcement of a bid from Blackstone at a 21% premium to the share price. Casino resort owner MGM Growth, and health care landlords LTC Properties and Healthcare Realty, detracted, as fundamentals in the health care sector deteriorated on the back of operator weakness.

PORTFOLIO ACTIVITY

We remain focused on those companies, markets and sectors where we see the potential for top-line income growth. This has led us to retain a tilt toward Europe, remaining underweight U.S. REITs where we see lower total returns on average. In the U.S., our preference for structural growth areas led us to add exposure to the timber market, where we expect growth to be driven by normalization in U.S. housing starts. We also added exposure to the West Coast logistics market given the healthy rental growth prospects driven by an ongoing demand/supply mismatch. We continued to move away from apparel based retail landlords, further reducing our exposure to U.S. malls.

Janus Investment Fund	1

Janus Henderson Global Real Estate Fund (unaudited)

We increased our off-benchmark holdings over the period through new positions in a number of companies in Asia. This included adding both hotel exposure in Hong Kong and China, as well as rental apartments in Japan. In Asia, we also initiated a position in a Vietnamese retail landlord, where we feel the underpenetrated market and lack of competition offers room for growth. In Japan, we increased exposure to the office sector given the limited supply and strong tech sector demand in certain Tokyo sub-markets. In Europe, we added to German residential landlords where despite the solid underlying market, we saw shares sell off sharply in the first quarter of the year, driven by moves in the bond markets. We further increased our industrial exposure, through a Continental developer set to benefit from increasing tenant demand on the back of accelerating e-commerce penetration.

OUTLOOK

Our outlook for the sector remains balanced. While short-term equity market performance will likely continue to be driven by bond markets and the expectation of a pick-up in growth and inflation, we still expect investor demand for physical real estate, a real asset with attractive and growing income potential, to remain robust. The current spread between property and bond yields remains wider than historical averages, even after the recent moves, and we have not seen the excesses in property markets that typically signal a likely significant correction. However, we are getting later in the property cycle and therefore expect more modest income-led returns moving forward. Against this backdrop we continue to adopt a cautious stance, focusing on bottom-up stock selection rather than top down bets. We have increasingly targeted those markets, sectors and companies, capable of growing income and dividends even in a lower growth environment.

Thank you for your continued investment in Janus Henderson Global Real Estate Fund.

2	MARCH 31, 2018

Janus Henderson Global Real Estate Fund (unaudited)

Fund At A Glance

March 31, 2018

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	NEXTDC Ltd	0.72%	MGM Growth Properties LLC	-0.26%
	China Resources Land Ltd	0.67%	LTC Properties Inc	-0.24%
	Aroundtown SA	0.48%	Healthcare Realty Trust Inc	-0.22%
	Pure Industrial Real Estate Trust	0.42%	American Campus Communities Inc	-0.21%
	City Developments Ltd	0.36%	VICI Properties Inc	-0.20%

	3 Top Performers - Sectors*
		Fund	Fund Weighting	FTSE EPRA/NAREIT Global Index
		Contribution	(Average % of Equity)	Weighting
	Real Estate	3.28%	93.76%	99.48%
	Information Technology	0.96%	3.17%	0.00%
	Other**	0.10%	1.89%	0.03%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	FTSE EPRA/NAREIT Global Index
		Contribution	(Average % of Equity)	Weighting
	Consumer Discretionary	-0.12%	0.21%	0.32%
	Financials	-0.03%	0.98%	0.00%
	Health Care	-0.01%	0.00%	0.14%
	Industrials	-0.01%	0.00%	0.03%
	Other**	0.10%	1.98%	0.03%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Global Real Estate Fund (unaudited)

Fund At A Glance

March 31, 2018

5 Largest Equity Holdings - (% of Net Assets)
China Resources Land Ltd
Real Estate Management & Development	3.8%
Aroundtown SA
Real Estate Management & Development	3.8%
Mitsui Fudosan Co Ltd
Real Estate Management & Development	3.4%
Deutsche Wohnen SE
Real Estate Management & Development	3.2%
Alexandria Real Estate Equities Inc
Equity Real Estate Investment Trusts (REITs)	3.1%
17.3%

Asset Allocation - (% of Net Assets)
Common Stocks	99.1%
Investment Companies	0.9%
Other	0.0%
100.0%

Emerging markets comprised 10.0% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2018	As of September 30, 2017

4	MARCH 31, 2018

Janus Henderson Global Real Estate Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2018						per the January 26, 2018 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	4.23%	12.40%	6.26%	6.21%	5.11%	1.15%
Class A Shares at MOP	-1.78%	5.96%	5.01%	5.58%	4.51%
Class C Shares at NAV	3.81%	11.52%	5.47%	5.50%	4.39%	1.93%
Class C Shares at CDSC	2.81%	10.52%	5.47%	5.50%	4.39%
Class D Shares(1)	4.28%	12.49%	6.43%	5.59%	4.36%	0.98%
Class I Shares	4.43%	12.73%	6.56%	6.51%	5.39%	0.87%
Class N Shares	4.43%	12.73%	6.56%	6.51%	5.39%	0.79%
Class S Shares	4.16%	12.23%	6.09%	6.08%	4.97%	1.31%
Class T Shares	4.26%	12.54%	6.37%	5.91%	4.70%	1.04%
FTSE EPRA/NAREIT Global Index	0.30%	7.51%	5.12%	4.19%	3.13%
Morningstar Quartile - Class I Shares	-	1st	1st	1st	1st
Morningstar Ranking - based on total returns for Global Real Estate Funds	-	42/237	12/190	2/141	2/141

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through February 1, 2019.

The expense ratios for Class N Shares are estimated.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Janus Investment Fund	5

Janus Henderson Global Real Estate Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser Global Real Estate Fund (“the predecessor fund”) into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on January 26, 2018. Performance shown for Class N Shares reflects the historical performance of the Fund's Class I Shares from July 6, 2009 to January 26, 2018, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers. Performance shown for Class N Shares for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund's Class I Shares, calculated using the fees and expenses of Class I Shares of the predecessor fund, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Predecessor Fund’s inception date – November 28, 2007

(1) Closed to certain new investors.

6	MARCH 31, 2018

Janus Henderson Global Real Estate Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/17)	Ending Account Value (3/31/18)	Expenses Paid During Period (10/1/17 - 3/31/18)*	Beginning Account Value (10/1/17)	Ending Account Value (3/31/18)	Expenses Paid During Period (10/1/17 - 3/31/18)†	Net Annualized Expense Ratio (10/1/17 - 3/31/18)
Class A Shares	$1,000.00	$1,042.30	$6.21	$1,000.00	$1,018.85	$6.14	1.22%
Class C Shares	$1,000.00	$1,038.10	$10.01	$1,000.00	$1,015.11	$9.90	1.97%
Class D Shares	$1,000.00	$1,042.80	$5.40	$1,000.00	$1,019.65	$5.34	1.06%
Class I Shares	$1,000.00	$1,044.30	$4.84	$1,000.00	$1,020.19	$4.78	0.95%
Class N Shares	$1,000.00	$966.50	$1.72	$1,000.00	$1,020.04	$4.94	0.98%
Class S Shares	$1,000.00	$1,041.60	$6.97	$1,000.00	$1,018.10	$6.89	1.37%
Class T Shares	$1,000.00	$1,042.60	$5.70	$1,000.00	$1,019.35	$5.64	1.12%
*

Actual Expenses Paid During Period for Class N Shares reflect only the inception period for the Fund (January 26, 2018 to March 31, 2018) and are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 65/365 (to reflect the period). Therefore, actual expenses shown are lower than would be expected for a six-month period. For all other share classes, the Actual Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

†

Hypothetical Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Global Real Estate Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – 99.1%
Equity Real Estate Investment Trusts (REITs) – 61.1%
Activia Properties Inc	642	$2,880,750
Alexandria Real Estate Equities Inc	58,371	7,289,954
American Campus Communities Inc	104,454	4,034,013
American Tower Corp	23,516	3,417,815
Ascendas Real Estate Investment Trust	1,127,200	2,269,071
Brandywine Realty Trust	250,810	3,982,863
Concentradora Fibra Hotelera Mexicana SA de CV	2,184,000	1,372,987
Cousins Properties Inc	291,972	2,534,317
Daiwa Office Investment Corp	508	2,951,519
DCT Industrial Trust Inc	58,454	3,293,298
Duke Realty Corp	246,718	6,533,093
Equinix Inc	8,772	3,667,924
Equity LifeStyle Properties Inc	59,465	5,219,243
Federal Realty Investment Trust	27,256	3,164,694
Gecina SA	24,205	4,206,555
Goodman Group	784,367	5,096,764
Green REIT plc	1,159,734	2,161,373
Hammerson PLC	580,000	4,371,936
Highwoods Properties Inc	43,872	1,922,471
Invincible Investment Corp	3,943	1,824,973
Invitation Homes Inc	140,292	3,202,866
LTC Properties Inc	77,544	2,946,672
Merlin Properties Socimi SA	330,000	5,052,046
MGM Growth Properties LLC	125,900	3,341,386
Mirvac Group	1,581,659	2,623,013
National Retail Properties Inc	127,535	5,007,024
NexPoint Residential Trust Inc	63,035	1,565,789
Nippon Prologis REIT Inc	939	2,038,586
Physicians Realty Trust	242,590	3,777,126
Public Storage	26,432	5,296,708
Rayonier Inc	118,005	4,151,416
Rexford Industrial Realty Inc	132,311	3,809,234
Sabra Health Care REIT Inc	254,067	4,484,282
Safestore Holdings PLC	285,000	1,965,205
Segro PLC	460,000	3,883,700
Simon Property Group Inc	28,536	4,404,532
Star Asia Investment Corp	1,696	1,646,241
UDR Inc	123,105	4,385,000
VICI Properties Inc	242,540	4,443,333
Washington Real Estate Investment Trust	162,985	4,449,490
		144,669,262
Hotels, Restaurants & Leisure – 1.1%
Shangri-La Asia Ltd	1,248,000	2,532,668
Information Technology Services – 1.2%
InterXion Holding NV*	45,973	2,855,383
Internet Software & Services – 2.3%
NEXTDC Ltd*	1,075,415	5,468,538
Real Estate Investment Trusts (REITs) – 0%
Colony American Homes III¢,§	130,827	8,404
Real Estate Management & Development – 33.4%
ADO Properties SA	46,000	2,587,401
Aroundtown SA	1,160,000	8,992,362
Ayala Land Inc	4,115,900	3,252,185
China Resources Land Ltd	2,472,000	9,043,483
City Developments Ltd	431,500	4,302,796
Deutsche Wohnen SE	162,500	7,583,913
Fastighets AB Balder*	154,000	3,870,840
Hang Lung Properties Ltd	1,043,000	2,447,525
Helical PLC	400,000	1,814,886

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2018

Janus Henderson Global Real Estate Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – (continued)
Real Estate Management & Development – (continued)
Hulic Co Ltd	316,900	$3,460,502
Investors Cloud Co Ltd	123,100	2,728,632
KWG Property Holding Ltd	1,840,500	2,552,126
Mitsui Fudosan Co Ltd	331,400	7,993,753
Phoenix Mills Ltd	295,281	2,714,699
Prestige Estates Projects Ltd	500,568	2,265,971
Sun Hung Kai Properties Ltd	445,750	7,100,974
VGP NV*	49,250	3,915,623
Vincom Retail JSC*	1,107,000	2,506,088
		79,133,759
Total Common Stocks (cost $214,908,563)		234,668,014
Investment Companies – 0.9%
Money Markets – 0.9%
Fidelity Investments Money Market Treasury Portfolio, 1.4900%ºº (cost $2,147,850)	2,147,850	2,147,850
Total Investments (total cost $217,056,413) – 100.0%		236,815,864
Cash, Receivables and Other Assets, net of Liabilities – 0%		43,993
Net Assets – 100%		$236,859,857

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$102,480,797	43.3%
Japan	25,524,956	10.8
Germany	19,163,676	8.1
Australia	13,188,315	5.6
Hong Kong	12,081,167	5.1
United Kingdom	12,035,727	5.1
China	11,595,609	4.9
Singapore	6,571,867	2.8
Spain	5,052,046	2.1
India	4,980,670	2.1
France	4,206,555	1.8
Belgium	3,915,623	1.6
Sweden	3,870,840	1.6
Philippines	3,252,185	1.4
Netherlands	2,855,383	1.2
Vietnam	2,506,088	1.0
Ireland	2,161,373	0.9
Mexico	1,372,987	0.6

Total	$236,815,864	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Real Estate Fund

Notes to Schedule of Investments and Other Information (unaudited)

FTSE EPRA/NAREIT Global Index

FTSE EPRA/NAREIT Global Index is a global market capitalization weighted index composed of listed real estate securities in the North American, European, Asian and South American real estate markets including both developed and emerging markets.

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2018.

¢	Security is valued using significant unobservable inputs.

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2018)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Colony American Homes III	1/30/13	$10,243	$8,404	0.0%

The Fund has registration rights for certain restricted securities held as of March 31, 2018. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Equity Real Estate Investment Trusts (REITs)	$100,324,543	$44,344,719	$-
Hotels, Restaurants & Leisure	-	2,532,668	-
Internet Software & Services	-	5,468,538	-
Real Estate Investment Trusts (REITs)	-	-	8,404
Real Estate Management & Development	-	79,133,759	-
All Other	2,855,383	-	-
Investment Companies	2,147,850	-	-
Total Assets	$105,327,776	$131,479,684	$8,404

10	MARCH 31, 2018

Janus Henderson Global Real Estate Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2018

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$236,815,864
Non-interested Trustees' deferred compensation	4,756
Receivables:
Investments sold	7,989,079
Dividends	705,628
Fund shares sold	247,027
Foreign tax reclaims	26,655
Other assets	5,188
Total Assets	245,794,197
Liabilities:
Due to custodian	89,156
Payables:	—
Investments purchased	8,191,262
Fund shares repurchased	238,309
Advisory fees	169,399
Dividends	107,074
Transfer agent fees and expenses	44,795
Professional fees	25,110
12b-1 Distribution and shareholder servicing fees	7,317
Non-interested Trustees' deferred compensation fees	4,756
Non-interested Trustees' fees and expenses	1,660
Fund administration fees	1,601
Custodian fees	1,064
Accrued expenses and other payables	52,837
Total Liabilities	8,934,340
Net Assets	$236,859,857

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Real Estate Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2018

Net Assets Consist of:
Capital (par value and paid-in surplus)	$220,189,715
Undistributed net investment income/(loss)	(8,391,608)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	5,309,494
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	19,752,256
Total Net Assets	$236,859,857
Net Assets - Class A Shares	$4,792,086
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	421,547
Net Asset Value Per Share(2)	$11.37
Maximum Offering Price Per Share(3)	$12.06
Net Assets - Class C Shares	$6,582,590
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	586,742
Net Asset Value Per Share(2)	$11.22
Net Assets - Class D Shares	$35,424,778
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,095,991
Net Asset Value Per Share	$11.44
Net Assets - Class I Shares	$104,498,791
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,144,184
Net Asset Value Per Share	$11.43
Net Assets - Class N Shares	$28,132,170
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,462,221
Net Asset Value Per Share	$11.43
Net Assets - Class S Shares	$2,683,768
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	236,544
Net Asset Value Per Share	$11.35
Net Assets - Class T Shares	$54,745,674
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,789,539
Net Asset Value Per Share	$11.43

(1) Includes cost of $217,056,413.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

12	MARCH 31, 2018

Janus Henderson Global Real Estate Fund

Statement of Operations (unaudited)

For the period ended March 31, 2018

Investment Income:
Dividends	$2,289,830
Other income	17,187
Foreign tax withheld	(157,075)
Total Investment Income	2,149,942
Expenses:
Advisory fees	833,973
12b-1 Distribution and shareholder servicing fees:
Class A Shares	6,151
Class C Shares	32,247
Class S Shares	3,273
Transfer agent administrative fees and expenses:
Class D Shares	21,325
Class S Shares	3,273
Class T Shares	68,184
Transfer agent networking and omnibus fees:
Class A Shares	2,054
Class C Shares	3,158
Class I Shares	45,098
Other transfer agent fees and expenses:
Class A Shares	377
Class C Shares	374
Class D Shares	6,188
Class I Shares	2,814
Class N Shares	47
Class S Shares	88
Class T Shares	736
Registration fees	74,346
Professional fees	28,550
Shareholder reports expense	20,793
Custodian fees	12,164
Fund administration fees	8,840
Non-interested Trustees’ fees and expenses	3,541
Other expenses	10,933
Total Expenses	1,188,527
Less: Excess Expense Reimbursement and Waivers	(419)
Net Expenses	1,188,108
Net Investment Income/(Loss)	961,834

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Real Estate Fund

Statement of Operations (unaudited)

For the period ended March 31, 2018

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$7,879,295
Total Net Realized Gain/(Loss) on Investments	7,879,295
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	301,895
Total Change in Unrealized Net Appreciation/Depreciation	301,895
Net Increase/(Decrease) in Net Assets Resulting from Operations	$9,143,024

(1) Period from January 26, 2018 (inception date) through March 31, 2018 for Class N Shares.

See Notes to Financial Statements.

14	MARCH 31, 2018

Janus Henderson Global Real Estate Fund

Statements of Changes in Net Assets

	Period ended March 31, 2018 (unaudited)(1)	Year ended September 30, 2017

Operations:
Net investment income/(loss)	$961,834	$4,174,179
Net realized gain/(loss) on investments	7,879,295	2,121,465
Change in unrealized net appreciation/depreciation	301,895	9,642,087
Net Increase/(Decrease) in Net Assets Resulting from Operations	9,143,024	15,937,731
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(162,980)	(311,854)
Class C Shares	(193,433)	(173,536)
Class D Shares	(1,190,820)	(1,244,181)
Class I Shares	(4,008,416)	(3,943,117)
Class N Shares	(81,501)	N/A
Class S Shares	(84,289)	(95,171)
Class T Shares	(1,790,347)	(1,944,748)
Total Dividends from Net Investment Income	(7,511,786)	(7,712,607)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	—	(120,460)
Class C Shares	—	(69,630)
Class D Shares	—	(370,905)
Class I Shares	—	(1,130,403)
Class S Shares	—	(32,574)
Class T Shares	—	(612,128)
Total Distributions from Net Realized Gain from Investment Transactions	—	(2,336,100)
Net Decrease from Dividends and Distributions to Shareholders	(7,511,786)	(10,048,707)
Capital Share Transactions:
Class A Shares	79,102	(8,010,742)
Class C Shares	100,687	(1,042,061)
Class D Shares	(211,025)	(4,957,932)
Class I Shares	(10,308,980)	(7,080,240)
Class N Shares	27,467,928	N/A
Class S Shares	(2,241)	(800,851)
Class T Shares	1,006,536	(15,415,270)
Net Increase/(Decrease) from Capital Share Transactions	18,132,007	(37,307,096)
Net Increase/(Decrease) in Net Assets	19,763,245	(31,418,072)
Net Assets:
Beginning of period	217,096,612	248,514,684
End of period	$236,859,857	$217,096,612

Undistributed Net Investment Income/(Loss)	$(8,391,608)	$(1,841,656)

(1) Period from January 26, 2018 (inception date) through March 31, 2018 for Class N Shares.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Real Estate Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$11.28	$10.88	$10.45		$10.96	$10.46	$9.91
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(1)	0.19(1)	0.20(1)		0.19(1)	0.18(1)	0.25
Net realized and unrealized gain/(loss)	0.43	0.65	0.95		(0.31)	0.99	0.64
Total from Investment Operations	0.47	0.84	1.15		(0.12)	1.17	0.89
Less Dividends and Distributions:
Dividends (from net investment income)	(0.38)	(0.33)	(0.34)		(0.22)	(0.20)	(0.34)
Distributions (from capital gains)	—	(0.11)	(0.38)		(0.17)	(0.47)	—
Total Dividends and Distributions	(0.38)	(0.44)	(0.72)		(0.39)	(0.67)	(0.34)
Net Asset Value, End of Period	$11.37	$11.28	$10.88		$10.45	$10.96	$10.46
Total Return*	4.23%	8.16%	11.55%		(1.27)%	11.84%	9.04%
Net Assets, End of Period (in thousands)	$4,792	$4,675	$12,752		$27,980	$20,441	$13,178
Average Net Assets for the Period (in thousands)	$4,933	$7,879	$19,176		$25,808	$16,004	$11,812
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.22%	1.15%	1.26%		1.27%	1.32%	1.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.22%	1.15%	1.26%		1.27%	1.32%	1.26%
Ratio of Net Investment Income/(Loss)	0.72%	1.77%	1.91%		1.66%	1.65%	1.61%
Portfolio Turnover Rate	40%	72%	18%		22%	24%	32%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.14	$10.77	$10.36	$10.88	$10.40	$9.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(1)(2)	0.11(1)	0.12(1)	0.09(1)	0.09(1)	0.18
Net realized and unrealized gain/(loss)	0.42	0.64	0.94	(0.30)	1.01	0.61
Total from Investment Operations	0.42	0.75	1.06	(0.21)	1.10	0.79
Less Dividends and Distributions:
Dividends (from net investment income)	(0.34)	(0.27)	(0.27)	(0.14)	(0.15)	(0.24)
Distributions (from capital gains)	—	(0.11)	(0.38)	(0.17)	(0.47)	—
Total Dividends and Distributions	(0.34)	(0.38)	(0.65)	(0.31)	(0.62)	(0.24)
Net Asset Value, End of Period	$11.22	$11.14	$10.77	$10.36	$10.88	$10.40
Total Return*	3.81%	7.34%	10.69%	(2.03)%	11.14%	8.11%
Net Assets, End of Period (in thousands)	$6,583	$6,432	$7,299	$8,393	$7,518	$6,162
Average Net Assets for the Period (in thousands)	$6,529	$6,520	$8,033	$9,177	$6,936	$5,387
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.97%	1.88%	1.99%	2.02%	2.08%	2.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.97%	1.88%	1.99%	2.02%	2.08%	2.00%
Ratio of Net Investment Income/(Loss)	(0.04)%	1.01%	1.15%	0.83%	0.85%	0.90%
Portfolio Turnover Rate	40%	72%	18%	22%	24%	32%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

16	MARCH 31, 2018

Janus Henderson Global Real Estate Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.35	$10.97	$10.53	$11.04	$10.52	$9.99
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.05(1)	0.20(1)	0.22(1)	0.19(1)	0.20(1)	0.25
Net realized and unrealized gain/(loss)	0.43	0.66	0.96	(0.30)	1.01	0.65
Total from Investment Operations	0.48	0.86	1.18	(0.11)	1.21	0.90
Less Dividends and Distributions:
Dividends (from net investment income)	(0.39)	(0.37)	(0.36)	(0.23)	(0.22)	(0.37)
Distributions (from capital gains)	—	(0.11)	(0.38)	(0.17)	(0.47)	—
Total Dividends and Distributions	(0.39)	(0.48)	(0.74)	(0.40)	(0.69)	(0.37)
Net Asset Value, End of Period	$11.44	$11.35	$10.97	$10.53	$11.04	$10.52
Total Return*	4.28%	8.26%	11.78%	(1.17)%	12.15%	9.11%
Net Assets, End of Period (in thousands)	$35,425	$35,330	$39,123	$39,506	$44,443	$38,341
Average Net Assets for the Period (in thousands)	$35,639	$36,226	$38,712	$45,814	$37,602	$44,646
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.06%	0.98%	1.08%	1.13%	1.15%	1.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.06%	0.98%	1.08%	1.13%	1.12%	1.05%
Ratio of Net Investment Income/(Loss)	0.86%	1.87%	2.07%	1.68%	1.79%	1.79%
Portfolio Turnover Rate	40%	72%	18%	22%	24%	32%

Class I Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.33	$10.95	$10.52	$11.03	$10.51	$9.98
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.05(1)	0.22(1)	0.23(1)	0.21(1)	0.21(1)	0.23
Net realized and unrealized gain/(loss)	0.45	0.65	0.95	(0.31)	1.01	0.68
Total from Investment Operations	0.50	0.87	1.18	(0.10)	1.22	0.91
Less Dividends and Distributions:
Dividends (from net investment income)	(0.40)	(0.38)	(0.37)	(0.24)	(0.23)	(0.38)
Distributions (from capital gains)	—	(0.11)	(0.38)	(0.17)	(0.47)	—
Total Dividends and Distributions	(0.40)	(0.49)	(0.75)	(0.41)	(0.70)	(0.38)
Net Asset Value, End of Period	$11.43	$11.33	$10.95	$10.52	$11.03	$10.51
Total Return*	4.43%	8.39%	11.83%	(1.06)%	12.28%	9.27%
Net Assets, End of Period (in thousands)	$104,499	$114,658	$118,357	$108,004	$82,915	$45,983
Average Net Assets for the Period (in thousands)	$117,910	$110,825	$110,544	$124,109	$61,878	$39,107
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.95%	0.87%	0.98%	1.02%	1.01%	0.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.87%	0.98%	1.02%	1.01%	0.96%
Ratio of Net Investment Income/(Loss)	0.95%	2.00%	2.16%	1.87%	1.95%	1.96%
Portfolio Turnover Rate	40%	72%	18%	22%	24%	32%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Real Estate Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31 (unaudited)	2018(1)
Net Asset Value, Beginning of Period	$11.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.01(2)
Net realized and unrealized gain/(loss)	(0.36)(3)
Total from Investment Operations	(0.35)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)
Distributions (from capital gains)	—
Total Dividends and Distributions	(0.03)
Net Asset Value, End of Period	$11.43
Total Return*	(2.94)%
Net Assets, End of Period (in thousands)	$28,132
Average Net Assets for the Period (in thousands)	$13,545
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.98%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.98%
Ratio of Net Investment Income/(Loss)	0.44%
Portfolio Turnover Rate	40%

Class S Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.26	$10.88	$10.46	$10.97	$10.47	$9.93
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(2)	0.17(2)	0.19(2)	0.16(2)	0.16(2)	0.23
Net realized and unrealized gain/(loss)	0.43	0.65	0.94	(0.30)	1.01	0.64
Total from Investment Operations	0.46	0.82	1.13	(0.14)	1.17	0.87
Less Dividends and Distributions:
Dividends (from net investment income)	(0.37)	(0.33)	(0.33)	(0.20)	(0.20)	(0.33)
Distributions (from capital gains)	—	(0.11)	(0.38)	(0.17)	(0.47)	—
Total Dividends and Distributions	(0.37)	(0.44)	(0.71)	(0.37)	(0.67)	(0.33)
Net Asset Value, End of Period	$11.35	$11.26	$10.88	$10.46	$10.97	$10.47
Total Return*	4.16%	7.95%	11.35%	(1.42)%	11.75%	8.89%
Net Assets, End of Period (in thousands)	$2,684	$2,662	$3,395	$2,953	$2,112	$1,317
Average Net Assets for the Period (in thousands)	$2,626	$2,928	$3,273	$2,856	$1,701	$1,061
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.37%	1.30%	1.39%	1.44%	1.45%	1.40%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.37%	1.30%	1.39%	1.44%	1.45%	1.38%
Ratio of Net Investment Income/(Loss)	0.55%	1.56%	1.81%	1.45%	1.49%	1.58%
Portfolio Turnover Rate	40%	72%	18%	22%	24%	32%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from January 26, 2018 (inception date) through March 31, 2018.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

18	MARCH 31, 2018

Janus Henderson Global Real Estate Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.34	$10.95	$10.52	$11.03	$10.52	$9.99
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.05(1)	0.20(1)	0.21(1)	0.20(1)	0.20(1)	0.25
Net realized and unrealized gain/(loss)	0.43	0.66	0.96	(0.31)	1.00	0.65
Total from Investment Operations	0.48	0.86	1.17	(0.11)	1.20	0.90
Less Dividends and Distributions:
Dividends (from net investment income)	(0.39)	(0.36)	(0.36)	(0.23)	(0.22)	(0.37)
Distributions (from capital gains)	—	(0.11)	(0.38)	(0.17)	(0.47)	—
Total Dividends and Distributions	(0.39)	(0.47)	(0.74)	(0.40)	(0.69)	(0.37)
Net Asset Value, End of Period	$11.43	$11.34	$10.95	$10.52	$11.03	$10.52
Total Return*	4.26%	8.29%	11.64%	(1.18)%	12.02%	9.15%
Net Assets, End of Period (in thousands)	$54,746	$53,339	$67,589	$79,815	$35,636	$19,597
Average Net Assets for the Period (in thousands)	$54,690	$55,685	$75,722	$68,630	$21,807	$20,814
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.12%	1.04%	1.14%	1.18%	1.18%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.12%	1.04%	1.14%	1.17%	1.18%	1.13%
Ratio of Net Investment Income/(Loss)	0.80%	1.84%	2.00%	1.79%	1.82%	1.76%
Portfolio Turnover Rate	40%	72%	18%	22%	24%	32%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Real Estate Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Global Real Estate Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through a combination of capital appreciation and current income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

20	MARCH 31, 2018

Janus Henderson Global Real Estate Fund

Notes to Financial Statements (unaudited)

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Janus Investment Fund	21

Janus Henderson Global Real Estate Fund

Notes to Financial Statements (unaudited)

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2018.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $78,423,495 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

22	MARCH 31, 2018

Janus Henderson Global Real Estate Fund

Notes to Financial Statements (unaudited)

Dividends and Distributions

Dividends of net investment income are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme

Janus Investment Fund	23

Janus Henderson Global Real Estate Fund

Notes to Financial Statements (unaudited)

volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Emerging Market Investing

The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

24	MARCH 31, 2018

Janus Henderson Global Real Estate Fund

Notes to Financial Statements (unaudited)

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.75%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the FTSE EPRA/NAREIT Global Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2018, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.65%.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees (if applicable), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.97% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2019. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Investment Fund	25

Janus Henderson Global Real Estate Fund

Notes to Financial Statements (unaudited)

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Total compensation of $268,180 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2018. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March

26	MARCH 31, 2018

Janus Henderson Global Real Estate Fund

Notes to Financial Statements (unaudited)

31, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $240,213 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2018.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2018 can be found in a table located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2018, Janus Henderson Distributors retained upfront sales charges of $2,354.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2018.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2018, redeeming shareholders of Class C Shares paid CDSCs of $497.

Janus Investment Fund	27

Janus Henderson Global Real Estate Fund

Notes to Financial Statements (unaudited)

As of March 31, 2018, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	80	9
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2017
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(1,117,833)	$(1,408,735)	$ (2,526,568)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2018 are noted below. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 217,329,406	$26,488,651	$ (7,002,193)	$ 19,486,458

28	MARCH 31, 2018

Janus Henderson Global Real Estate Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2018(1)		Year ended September 30, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	83,599	$ 951,740	181,154	$ 1,961,833
Reinvested dividends and distributions	11,637	130,668	38,468	390,759
Shares repurchased	(88,259)	(1,003,306)	(977,472)	(10,363,334)
Net Increase/(Decrease)	6,977	$ 79,102	(757,850)	$ (8,010,742)
Class C Shares:
Shares sold	84,738	$ 953,882	80,666	$ 857,973
Reinvested dividends and distributions	16,047	177,831	21,253	213,471
Shares repurchased	(91,659)	(1,031,026)	(202,151)	(2,113,505)
Net Increase/(Decrease)	9,126	$ 100,687	(100,232)	$ (1,042,061)
Class D Shares:
Shares sold	220,023	$ 2,530,224	397,809	$ 4,258,778
Reinvested dividends and distributions	104,363	1,179,347	154,542	1,602,486
Shares repurchased	(341,612)	(3,920,596)	(1,007,034)	(10,819,196)
Net Increase/(Decrease)	(17,226)	$ (211,025)	(454,683)	$ (4,957,932)
Class I Shares:
Shares sold	2,713,152	$ 31,155,671	3,036,521	$ 32,695,290
Reinvested dividends and distributions	324,226	3,659,506	435,799	4,521,908
Shares repurchased	(4,009,382)	(45,124,157)	(4,162,839)	(44,297,438)
Net Increase/(Decrease)	(972,004)	$(10,308,980)	(690,519)	$ (7,080,240)
Class N Shares:
Shares sold	2,473,479	$ 27,594,451	-	$ -
Reinvested dividends and distributions	7,130	81,501	-	-
Shares repurchased	(18,388)	(208,024)	-	-
Net Increase/(Decrease)	2,462,221	$ 27,467,928	N/A	N/A
Class S Shares:
Shares sold	40,777	$ 463,222	54,600	$ 577,579
Reinvested dividends and distributions	7,520	84,289	12,497	127,745
Shares repurchased	(48,260)	(549,752)	(142,702)	(1,506,175)
Net Increase/(Decrease)	37	$ (2,241)	(75,605)	$ (800,851)
Class T Shares:
Shares sold	686,322	$ 7,883,106	767,852	$ 8,238,139
Reinvested dividends and distributions	157,812	1,781,746	246,886	2,552,057
Shares repurchased	(759,462)	(8,658,316)	(2,480,705)	(26,205,466)
Net Increase/(Decrease)	84,672	$ 1,006,536	(1,465,967)	$(15,415,270)
(1)	Period from January 26, 2018 (inception date) through March 31, 2018 for Class N Shares.

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$104,666,932	$ 90,020,779	$ -	$ -

Janus Investment Fund	29

Janus Henderson Global Real Estate Fund

Notes to Financial Statements (unaudited)

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

30	MARCH 31, 2018

Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800.525.3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info(or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

Janus Investment Fund	31

Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

32	MARCH 31, 2018

Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

Janus Investment Fund	33

Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

34	MARCH 31, 2018

Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

Janus Investment Fund	35

Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

36	MARCH 31, 2018

Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

Janus Investment Fund	37

Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

38	MARCH 31, 2018

Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	39

Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

40	MARCH 31, 2018

Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Investment Fund	41

Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

42	MARCH 31, 2018

Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Janus Investment Fund	43

Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

44	MARCH 31, 2018

Janus Henderson Global Real Estate Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	45

Janus Henderson Global Real Estate Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

46	MARCH 31, 2018

Janus Henderson Global Real Estate Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	47

Janus Henderson Global Real Estate Fund

Notes

NotesPage1

48	MARCH 31, 2018

Janus Henderson Global Real Estate Fund

Notes

NotesPage2

Janus Investment Fund	49

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-24-93044 05-18

SEMIANNUAL REPORT March 31, 2018

Janus Henderson Global Research Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Research Fund

Janus Henderson Global Research Fund (unaudited)

FUND SNAPSHOT We seek to create a diversified, high-conviction portfolio reflecting the best ideas of the Janus Henderson research team.	Team-Based Approach Led by Carmel Wellso, Director of Research

PERFORMANCE

Janus Henderson Global Research Fund’s Class I Shares returned 6.30% over the six-month period ended March 31, 2018. The Fund’s primary benchmark, the MSCI World IndexSM, returned 4.15%, and its secondary benchmark, the MSCI All Country World IndexSM, returned 4.71% during the period.

MARKET ENVIRONMENT

Global stocks gained early in the period, driven by corporate earnings, synchronized economic growth and optimism about U.S. tax reform. The nomination of Jerome Powell as the next chair of the Federal Reserve (Fed) signaled the likely continuation of gradual monetary policy normalization. In Japan, stocks were aided by a parliamentary victory by Prime Minister Shinzo Abe’s coalition. Equities slid in February as investors questioned the cadence of U.S. rate hikes in light of a surprise uptick in wage growth. Stocks regained some lost ground, but concerns about tariffs and possible tech sector regulation buffeted shares late in the period. Despite a weak March, technology led sectors higher. Traditionally defensive telecommunications and utilities delivered the weakest returns. Japan and the U.S. were among the best-performing major markets, while returns were dispersed in Europe. Italy and France finished with gains, as did the UK, despite November’s rate hike by the Bank of England. Spain and Germany were among the countries to finish in the red.

PERFORMANCE DISCUSSION

For the period, the Fund’s selection of financials and technology stocks contributed most to relative performance. Losses relative to the benchmark were concentrated with the Fund’s health care holdings.

Despite coming under pressure late in the period, Amazon remained one of the period’s leading contributors. The stock rose in January on optimism about U.S. tax reform, as well as on strong U.S. economic data. As evidenced by its fourth quarter 2017 earnings report released in February, management has the company running on all cylinders. Both revenue and earnings per share exceeded consensus expectations, with top-line growth climbing 36% to $60.45 billion, year over year, on a constant-currency basis. Revenue in the core retail division and its third-party marketplace rose 17% and 38%, respectively. Revenue within Amazon Prime increased by 49% as the division added more members in 2017 – both domestically and abroad – than in any previous year. And the company’s cloud division, Amazon Web Services (AWS), delivered 44% revenue growth. Operating profitability, as measured by earnings before interest and taxes (EBIT), also improved, expanding by 65 basis points to 3.5%. The performance reflected in these results is what continues to attract us to Amazon. The opportunities for expanding both its core retail business and AWS are immense. While we monitor regulatory and policy risk of all our holdings, we believe that the late-period selling pressure was the result of the market’s concern about potential regulatory scrutiny across the sector as a whole rather than any development specifically related to Amazon.

Software maker Adobe gained due, in part, to bullish comments from management. The company believes its Creative Cloud suite should benefit from both pricing and new subscriber growth. As many of these new customers will be channeled through the company’s website, the incremental operating margin should be close to 100%. Similarly, any price increases should fall straight to the bottom line. Management also stated that it sees a long runway for growth, as the digitalization of the economy is just ramping up. Specifically, it called out international opportunities. Later, Adobe released an earnings report in which it exceeded consensus expectations for both revenue and earnings per share. A highlight of the report was a 570 basis point year-over-year increase in operating margins to 41.9%. Guidance for the second quarter was slightly ahead of market expectations, and

Janus Investment Fund	1

Janus Henderson Global Research Fund (unaudited)

management was quick to point out emerging markets are beginning to contribute to subscriber growth.

Mastercard proved to be a top performer. The card payment company released an earnings report that saw both year-over-year revenue and earnings-per-share growth exceed consensus expectations. On a currency-neutral basis, revenue climbed 18% in the fourth quarter of 2017 to $3.3 billion, compared to the same period in 2016. By the same standard, earnings per share grew at a 30% clip. Management noted big wins on forging relationships with key partners. The company also expects a boost in net income from U.S. tax reform. Despite Mastercard’s typically conservative approach to forward guidance, steady execution gave management sufficient confidence to raise its outlook. Altogether, they believe organic, constant-currency revenue growth of low double digits is achievable, with an additional boost coming from possible acquisitions. We see the potential for continued strong execution to drive earnings higher at an attractive pace over the next several years.

Parker Hannifin detracted from performance. Although the industrial manufacturer reported strong growth in orders (the best since 2011), North American profit margins disappointed versus high expectations. We believe the main causes were product mix and inefficiencies caused by plant closures, a result of the integration of Clarcor, which Parker acquired in 2016. We believe these headwinds are temporary and set up for better incremental margins in 2019. Parker’s organic growth is encouraging, and management expects that the company will deliver record sales in fiscal year 2018. Further, Parker is focused on reducing costs and optimizing performance, which, along with a lower U.S. corporate tax rate, should boost earnings.

Celgene was another detractor. Shares fell when the FDA issued a Refusal to File letter for Celgene’s multiple sclerosis (MS) drug, ozanimod. Although the news was an unwelcome setback, phase 3 data for the drug were promising, and the company reports that another pivotal trial will not be needed. Rather, the FDA may simply require additional preclinical pharmacology data. As a result, Celgene maintained its 2020 guidance and is committed to share repurchases, which should help support the stock. We still think ozanimod will get FDA approval and that the delay should only moderately impact the drug’s sales potential. Meanwhile, Celgene offers a promising pipeline and could launch up to five new medicines in the next two years, including new treatments for MS, myeloma, lymphoma, beta thalassemia and myeloproliferative disorders. We also believe the stock is attractively valued, trading at a large discount to the market.

Biogen weighed on performance. The stock declined on slowing sales growth within the company’s multiple sclerosis franchise and news that Biogen was adding patients to a late-stage clinical trial for its Alzheimer’s therapy, aducanumab. Management explained that the trial’s expansion was pre-planned (not due to negative results) and that the market overreacted. We agree and believe a more important milestone for aducanumab will come in late 2018 or early 2019, when Biogen could report interim data. In the meantime, the company continues to benefit from the successful launch of Spinraza, which treats spinal muscular atrophy. Sales of the drug climbed 34% from the third quarter to the fourth quarter. In addition, over the past year, Biogen has added seven new clinical programs, bolstering its pipeline. Finally, we believe the company’s new management team is navigating MS competition adeptly and managing costs well.

OUTLOOK

After a positive start for equities this year, sentiment turned negative and most indices ended the most-recent quarter down. The weakness came as uncertainty about macro issues, such as trade policy and rising interest rates, and concerns about the tech sector sapped market enthusiasm.

These headwinds did not shake our outlook. On the contrary, we believe equity markets remain attractive globally. Almost all economies are growing and companies and consumers are feeling confident. With a boost from U.S. tax reform and greater stability around the world, we see earnings growth surprising to the upside, helping to justify today’s valuations. Indeed, in light of recent weakness, valuations do not appear stretched. Earnings reports in January and February were generally ahead of expectations, and we do not fear disappointments when first quarter results come out. Further, we think tariffs are unlikely to cause a destabilizing trade war with real economic impact. And while we are monitoring rising interest rates and inflation, we believe equity prices will be resilient if earnings growth continues.

The market’s decline corresponded with a rebound in volatility. While discomfiting, market movements tend to lower stock correlations and create opportunities for active investors. Already, the attractiveness of some sectors has shifted. Consumer staples, for example, are

2	MARCH 31, 2018

Janus Henderson Global Research Fund (unaudited)

cheaper than they have been in recent history, as tax reform helps boost earnings and prices remain flat. Cyclical industrials, meanwhile, have traded down, making their valuations more attractive. In addition, certain financials, such as banks, can use higher interest rates to improve profit margins and differentiate themselves from institutions that lack stable and lower-cost sources of funds.

On the other side of the ledger, some software stocks trade at high valuations. We believe many of these companies possess long-term growth potential and could grow into valuations. Yet, lofty multiples could cause the market to favor other sectors for a stretch. This shift could bring some respite for value investors, who have lagged growth investors in recent years.

All in all, though, we remain positive. In our opinion, today’s macro concerns make for captivating headlines but do not materially change the economic outlook. Should the market eventually agree, we think stocks could rebound, rewarding investors who stayed resolute in their focus on corporate fundamentals.

Thank you for your investment in Janus Henderson Global Research Fund.

Janus Investment Fund	3

Janus Henderson Global Research Fund (unaudited)

Fund At A Glance

March 31, 2018

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Amazon.com Inc	0.70%	Celgene Corp	-0.45%
	Estee Lauder Cos Inc	0.54%	Parker-Hannifin Corp	-0.24%
	Adobe Systems Inc	0.47%	Sanofi	-0.23%
	Mastercard Inc	0.33%	Allergan PLC	-0.16%
	MercadoLibre Inc	0.28%	Biogen Inc	-0.14%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI World Index
		Contribution	(Average % of Equity)	Weighting
	Financials	1.04%	22.11%	22.30%
	Technology	0.73%	19.14%	19.05%
	Energy	0.37%	9.10%	9.12%
	Consumer	0.34%	17.58%	17.74%
	Industrials	0.29%	19.35%	19.53%

	2 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI World Index
		Contribution	(Average % of Equity)	Weighting
	Health Care	-0.67%	11.88%	12.26%
	Other**	-0.10%	0.84%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	The sectors listed above reflect those covered by the six analyst teams who comprise the Janus Henderson Research Team.
**	Not a GICS classified sector.

4	MARCH 31, 2018

Janus Henderson Global Research Fund (unaudited)

Fund At A Glance

March 31, 2018

5 Largest Equity Holdings - (% of Net Assets)
Alphabet Inc - Class C
Internet Software & Services	2.5%
Amazon.com Inc
Internet & Direct Marketing Retail	2.0%
JPMorgan Chase & Co
Banks	1.9%
Safran SA
Aerospace & Defense	1.8%
Coca-Cola Co
Beverages	1.7%
9.9%

Asset Allocation - (% of Net Assets)
Common Stocks	99.0%
Investment Companies	0.8%
Other	0.2%
100.0%

Emerging markets comprised 6.2% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2018	As of September 30, 2017

Janus Investment Fund	5

Janus Henderson Global Research Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2018						per the January 26, 2018 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	6.09%	18.14%	9.79%	6.65%	8.98%	1.12%
Class A Shares at MOP	-0.01%	11.34%	8.50%	6.02%	8.49%
Class C Shares at NAV	5.75%	17.39%	9.00%	5.83%	8.16%	1.67%
Class C Shares at CDSC	4.75%	16.39%	9.00%	5.83%	8.16%
Class D Shares(1)	6.25%	18.49%	10.04%	6.82%	9.12%	0.74%
Class I Shares	6.30%	18.59%	10.14%	6.75%	9.07%	0.65%
Class N Shares	6.32%	18.39%	9.96%	6.75%	9.07%	0.63%
Class R Shares	5.92%	17.79%	9.40%	6.28%	8.59%	1.32%
Class S Shares	6.06%	18.09%	9.68%	6.47%	8.78%	1.07%
Class T Shares	6.21%	18.39%	9.96%	6.75%	9.07%	0.82%
MSCI World Index	4.15%	13.59%	9.70%	5.90%	6.54%
MSCI All Country World Index	4.71%	14.85%	9.20%	5.57%	6.59%
Morningstar Quartile - Class T Shares	-	1st	2nd	2nd	1st
Morningstar Ranking - based on total returns for World Large Stock Funds	-	250/901	259/706	145/493	15/374

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through February 1, 2019.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

6	MARCH 31, 2018

Janus Henderson Global Research Fund (unaudited)

Performance

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017, reflects the performance for the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Class R Shares commenced operations on March 15, 2013. Performance shown for periods prior to March 15, 2013 reflects the historical performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – February 25, 2005

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson Global Research Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/17)	Ending Account Value (3/31/18)	Expenses Paid During Period (10/1/17 - 3/31/18)†	Beginning Account Value (10/1/17)	Ending Account Value (3/31/18)	Expenses Paid During Period (10/1/17 - 3/31/18)†	Net Annualized Expense Ratio (10/1/17 - 3/31/18)
Class A Shares	$1,000.00	$1,060.90	$5.14	$1,000.00	$1,019.95	$5.04	1.00%
Class C Shares	$1,000.00	$1,057.50	$8.36	$1,000.00	$1,016.80	$8.20	1.63%
Class D Shares	$1,000.00	$1,062.50	$3.60	$1,000.00	$1,021.44	$3.53	0.70%
Class I Shares	$1,000.00	$1,063.00	$3.19	$1,000.00	$1,021.84	$3.13	0.62%
Class N Shares	$1,000.00	$1,063.20	$2.83	$1,000.00	$1,022.19	$2.77	0.55%
Class R Shares	$1,000.00	$1,059.20	$6.67	$1,000.00	$1,018.45	$6.54	1.30%
Class S Shares	$1,000.00	$1,060.60	$5.34	$1,000.00	$1,019.75	$5.24	1.04%
Class T Shares	$1,000.00	$1,062.10	$4.06	$1,000.00	$1,020.99	$3.98	0.79%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	MARCH 31, 2018

Janus Henderson Global Research Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – 99.0%
Aerospace & Defense – 2.9%
L3 Technologies Inc	153,180	$31,861,440
Safran SA	469,636	49,761,762
		81,623,202
Airlines – 1.9%
Ryanair Holdings PLC (ADR)*	226,690	27,848,867
United Continental Holdings Inc*	371,648	25,818,387
		53,667,254
Automobiles – 1.0%
Isuzu Motors Ltd	1,887,400	28,979,615
Banks – 9.0%
BNP Paribas SA	371,508	27,542,267
China Construction Bank Corp	23,380,000	24,294,880
HDFC Bank Ltd	1,148,575	34,142,167
ING Groep NV	1,527,169	25,790,329
JPMorgan Chase & Co	502,072	55,212,858
Mitsubishi UFJ Financial Group Inc	4,025,400	26,720,970
UniCredit SpA	1,012,894	21,250,077
Wells Fargo & Co	770,587	40,386,465
		255,340,013
Beverages – 2.9%
Coca-Cola Co	1,094,641	47,540,259
Pernod Ricard SA	209,682	34,925,497
		82,465,756
Biotechnology – 3.4%
Biogen Inc*	95,843	26,243,730
Celgene Corp*	215,430	19,218,510
Neurocrine Biosciences Inc*	241,816	20,053,801
Shire PLC (ADR)	601,958	30,002,850
		95,518,891
Capital Markets – 4.1%
Blackstone Group LP	666,294	21,288,093
Intercontinental Exchange Inc	360,833	26,167,609
London Stock Exchange Group PLC	370,962	21,491,889
TD Ameritrade Holding Corp	533,623	31,606,490
UBS Group AG*	874,709	15,406,875
		115,960,956
Chemicals – 2.3%
Air Products & Chemicals Inc	208,880	33,218,186
Shin-Etsu Chemical Co Ltd	312,500	32,491,541
		65,709,727
Construction Materials – 0.6%
Vulcan Materials Co	159,867	18,252,015
Consumer Finance – 1.1%
Synchrony Financial	899,421	30,157,586
Containers & Packaging – 0.7%
Sealed Air Corp	463,060	19,814,337
Electrical Equipment – 1.0%
Sensata Technologies Holding NV*	542,465	28,115,961
Electronic Equipment, Instruments & Components – 2.2%
Amphenol Corp	188,816	16,262,722
Flex Ltd*	1,224,429	19,994,926
Keyence Corp	42,400	26,543,391
		62,801,039
Energy Equipment & Services – 0.7%
Halliburton Co	435,798	20,456,358
Equity Real Estate Investment Trusts (REITs) – 1.9%
American Tower Corp	138,268	20,095,871
Equinix Inc	33,421	13,974,657

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Research Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
Invitation Homes Inc	841,528	$19,212,084
		53,282,612
Food & Staples Retailing – 0.3%
Costco Wholesale Corp	42,042	7,921,974
Food Products – 0.7%
Hershey Co	200,665	19,857,808
Health Care Equipment & Supplies – 0.9%
Boston Scientific Corp*	892,803	24,391,378
Health Care Providers & Services – 1.6%
Humana Inc	77,632	20,869,811
Universal Health Services Inc	206,137	24,408,682
		45,278,493
Hotels, Restaurants & Leisure – 2.7%
McDonald's Corp	157,143	24,574,022
Merlin Entertainments PLC	3,161,228	15,382,364
Norwegian Cruise Line Holdings Ltd*	233,742	12,381,314
Starbucks Corp	407,315	23,579,465
		75,917,165
Household Durables – 1.3%
Sony Corp	376,400	18,332,992
Techtronic Industries Co Ltd	3,122,000	18,442,206
		36,775,198
Independent Power and Renewable Electricity Producers – 1.1%
NRG Energy Inc	1,059,936	32,359,846
Industrial Conglomerates – 1.2%
Siemens AG	261,149	33,305,537
Information Technology Services – 3.9%
Amdocs Ltd	372,321	24,841,257
Mastercard Inc	248,693	43,561,066
Visa Inc	343,521	41,091,982
		109,494,305
Insurance – 3.3%
AIA Group Ltd	4,434,100	37,854,556
Progressive Corp	568,757	34,654,364
Prudential PLC	837,678	20,936,719
		93,445,639
Internet & Direct Marketing Retail – 3.2%
Amazon.com Inc*	39,811	57,620,053
Booking Holdings Inc*	9,983	20,768,533
Ctrip.com International Ltd (ADR)*	245,402	11,440,641
		89,829,227
Internet Software & Services – 3.9%
Alibaba Group Holding Ltd (ADR)*	155,409	28,523,768
Alphabet Inc - Class C*	69,381	71,586,622
MercadoLibre Inc	32,699	11,653,597
		111,763,987
Life Sciences Tools & Services – 0.9%
Thermo Fisher Scientific Inc	131,109	27,068,764
Machinery – 3.1%
Illinois Tool Works Inc	186,267	29,180,588
Parker-Hannifin Corp	179,259	30,658,667
SMC Corp/Japan	66,100	26,983,546
		86,822,801
Media – 1.3%
Grupo Televisa SAB (ADR)	553,191	8,828,928
Walt Disney Co	282,437	28,367,972
		37,196,900

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2018

Janus Henderson Global Research Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – (continued)
Metals & Mining – 0.9%
Rio Tinto PLC	531,217	$26,967,004
Multi-Utilities – 0.6%
National Grid PLC	1,476,478	16,601,851
Oil, Gas & Consumable Fuels – 6.4%
Anadarko Petroleum Corp	435,488	26,307,830
Antero Resources Corp*	768,550	15,255,718
Canadian Natural Resources Ltd	668,341	21,012,118
Enterprise Products Partners LP	1,310,770	32,087,650
Occidental Petroleum Corp	290,622	18,878,805
Suncor Energy Inc	1,029,425	35,552,801
TOTAL SA	593,361	33,718,757
		182,813,679
Personal Products – 3.0%
Estee Lauder Cos Inc	302,154	45,238,497
Unilever NV	703,031	39,736,403
		84,974,900
Pharmaceuticals – 5.4%
AstraZeneca PLC	466,588	32,088,031
Eli Lilly & Co	439,414	33,997,461
Jazz Pharmaceuticals PLC*	123,303	18,617,520
Mylan NV*	490,300	20,185,651
Nektar Therapeutics*	202,232	21,489,172
Sanofi	325,554	26,156,775
		152,534,610
Road & Rail – 1.0%
CSX Corp	491,828	27,399,738
Semiconductor & Semiconductor Equipment – 5.0%
ASML Holding NV	181,528	35,910,380
Broadcom Ltd	108,584	25,587,820
Microchip Technology Inc	195,858	17,893,587
Taiwan Semiconductor Manufacturing Co Ltd	4,168,000	35,426,343
Texas Instruments Inc	259,744	26,984,804
		141,802,934
Software – 6.1%
Activision Blizzard Inc	450,698	30,404,087
Adobe Systems Inc*	171,556	37,069,821
Constellation Software Inc/Canada	23,362	15,853,045
salesforce.com Inc*	303,385	35,283,676
SS&C Technologies Holdings Inc	442,788	23,751,148
Ultimate Software Group Inc*	125,618	30,613,107
		172,974,884
Specialty Retail – 0.7%
Home Depot Inc	113,413	20,214,733
Technology Hardware, Storage & Peripherals – 0.8%
Samsung Electronics Co Ltd	9,632	22,448,104
Textiles, Apparel & Luxury Goods – 1.4%
Cie Financiere Richemont SA	196,562	17,662,762
NIKE Inc	331,840	22,047,450
		39,710,212
Tobacco – 1.5%
British American Tobacco PLC	710,556	41,242,696
Trading Companies & Distributors – 1.1%
Ferguson PLC	418,784	31,496,182
Total Common Stocks (cost $2,245,077,350)		2,804,755,871

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Research Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Investment Companies – 0.8%
Money Markets – 0.8%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº,£ (cost $20,720,396)	20,720,396	$20,720,396
Total Investments (total cost $2,265,797,746) – 99.8%		2,825,476,267
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		6,847,159
Net Assets – 100%		$2,832,323,426

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,734,725,184	61.4%
United Kingdom	236,209,586	8.3
France	172,105,058	6.1
Japan	160,052,055	5.7
Netherlands	101,437,112	3.6
Canada	72,417,964	2.6
China	64,259,289	2.3
Hong Kong	56,296,762	2.0
Taiwan	35,426,343	1.2
India	34,142,167	1.2
Germany	33,305,537	1.2
Switzerland	33,069,637	1.2
Ireland	27,848,867	1.0
South Korea	22,448,104	0.8
Italy	21,250,077	0.7
Brazil	11,653,597	0.4
Mexico	8,828,928	0.3

Total	$2,825,476,267	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	MARCH 31, 2018

Janus Henderson Global Research Fund

Schedule of Investments (unaudited)

March 31, 2018

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/18
Investment Companies – 0.8%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Henderson Cash Collateral Fund LLC, 1.5300%ºº	$84,432∆	$—	$—	$—
Money Markets – 0.8%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº	122,831	—	—	20,720,396

Total Affiliated Investments – 0.8%	$207,263	$—	$—	$20,720,396

(1)For securities that were affiliated for a portion of the period ended March 31, 2018, this column reflects amounts for the entire period ended March 31, 2018 and not just the period in which the security was affiliated.

	Share Balance at 9/30/17	Purchases	Sales	Share Balance at 3/31/18
Investment Companies – 0.8%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Henderson Cash Collateral Fund LLC, 1.5300%ºº	—	46,940,839	(46,940,839)	—
Money Markets – 0.8%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº	15,293,000	228,671,032	(223,243,636)	20,720,396

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Research Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.
MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2018.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

14	MARCH 31, 2018

Janus Henderson Global Research Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Aerospace & Defense	$31,861,440	$49,761,762	$-
Automobiles	-	28,979,615	-
Banks	95,599,323	159,740,690	-
Beverages	47,540,259	34,925,497	-
Biotechnology	65,516,041	30,002,850	-
Capital Markets	79,062,192	36,898,764	-
Chemicals	33,218,186	32,491,541	-
Electronic Equipment, Instruments & Components	36,257,648	26,543,391	-
Hotels, Restaurants & Leisure	60,534,801	15,382,364	-
Household Durables	-	36,775,198	-
Industrial Conglomerates	-	33,305,537	-
Insurance	34,654,364	58,791,275	-
Machinery	59,839,255	26,983,546	-
Metals & Mining	-	26,967,004	-
Multi-Utilities	-	16,601,851	-
Oil, Gas & Consumable Fuels	149,094,922	33,718,757	-
Personal Products	45,238,497	39,736,403	-
Pharmaceuticals	94,289,804	58,244,806	-
Semiconductor & Semiconductor Equipment	70,466,211	71,336,723	-
Technology Hardware, Storage & Peripherals	-	22,448,104	-
Textiles, Apparel & Luxury Goods	22,047,450	17,662,762	-
Tobacco	-	41,242,696	-
Trading Companies & Distributors	-	31,496,182	-
All Other	949,498,160	-	-
Investment Companies	-	20,720,396	-
Total Assets	$1,874,718,553	$950,757,714	$-

Janus Investment Fund	15

Janus Henderson Global Research Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2018

Assets:
Unaffiliated investments, at value(1)	$2,804,755,871
Affiliated investments, at value(2)	20,720,396
Cash	3,345,793
Cash denominated in foreign currency(3)	793,834
Non-interested Trustees' deferred compensation	56,839
Receivables:
Dividends	4,819,671
Foreign tax reclaims	802,162
Fund shares sold	368,644
Dividends from affiliates	16,652
Investments sold	4,168
Other assets	27,404
Total Assets	2,835,711,434
Liabilities:
Payables:	—
Fund shares repurchased	1,193,943
Advisory fees	1,176,368
Transfer agent fees and expenses	568,560
Printing fees	86,931
Postage fees	85,478
Non-interested Trustees' deferred compensation fees	56,839
12b-1 Distribution and shareholder servicing fees	29,628
Professional fees	25,259
Registration fees	22,965
Non-interested Trustees' fees and expenses	21,219
Fund administration fees	19,544
Custodian fees	7,476
Compliance Office fees	4,060
Accrued expenses and other payables	89,738
Total Liabilities	3,388,008
Net Assets	$2,832,323,426

See Notes to Financial Statements.

16	MARCH 31, 2018

Janus Henderson Global Research Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2018

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,141,564,839
Undistributed net investment income/(loss)	6,648,933
Undistributed net realized gain/(loss) from investments and foreign currency transactions	124,517,800
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	559,591,854
Total Net Assets	$2,832,323,426
Net Assets - Class A Shares	$15,805,188
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	196,041
Net Asset Value Per Share(4)	$80.62
Maximum Offering Price Per Share(5)	$85.54
Net Assets - Class C Shares	$8,211,506
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	104,125
Net Asset Value Per Share(4)	$78.86
Net Assets - Class D Shares	$1,510,803,786
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	18,960,894
Net Asset Value Per Share	$79.68
Net Assets - Class I Shares	$164,284,433
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,033,547
Net Asset Value Per Share	$80.79
Net Assets - Class N Shares	$36,802,817
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	462,683
Net Asset Value Per Share	$79.54
Net Assets - Class R Shares	$6,048,499
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	75,650
Net Asset Value Per Share	$79.95
Net Assets - Class S Shares	$69,129,036
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	855,764
Net Asset Value Per Share	$80.78
Net Assets - Class T Shares	$1,021,238,161
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,828,262
Net Asset Value Per Share	$79.61

(1) Includes cost of $2,245,077,350.

(2) Includes cost of $20,720,396.

(3) Includes cost of $793,834.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Research Fund

Statement of Operations (unaudited)

For the period ended March 31, 2018

Investment Income:
Dividends	$21,662,917
Dividends from affiliates	122,831
Affiliated securities lending income, net	84,432
Other income	92
Foreign tax withheld	(795,579)
Total Investment Income	21,074,693
Expenses:
Advisory fees	7,219,319
12b-1 Distribution and shareholder servicing fees:
Class A Shares	19,613
Class C Shares	43,302
Class R Shares	15,389
Class S Shares	94,574
Transfer agent administrative fees and expenses:
Class D Shares	906,613
Class R Shares	7,695
Class S Shares	94,574
Class T Shares	1,282,183
Transfer agent networking and omnibus fees:
Class A Shares	25,964
Class C Shares	3,272
Class I Shares	57,859
Other transfer agent fees and expenses:
Class A Shares	969
Class C Shares	493
Class D Shares	177,516
Class I Shares	3,643
Class N Shares	598
Class R Shares	77
Class S Shares	1,191
Class T Shares	11,670
Shareholder reports expense	189,092
Fund administration fees	110,803
Registration fees	99,824
Custodian fees	50,639
Non-interested Trustees’ fees and expenses	45,532
Professional fees	41,807
Other expenses	68,203
Total Expenses	10,572,414
Less: Excess Expense Reimbursement and Waivers	(36,321)
Net Expenses	10,536,093
Net Investment Income/(Loss)	10,538,600
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	114,235,526
Total Net Realized Gain/(Loss) on Investments	114,235,526
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	45,505,307
Total Change in Unrealized Net Appreciation/Depreciation	45,505,307
Net Increase/(Decrease) in Net Assets Resulting from Operations	$170,279,433

See Notes to Financial Statements.

18	MARCH 31, 2018

Janus Henderson Global Research Fund

Statements of Changes in Net Assets

	Period ended March 31, 2018 (unaudited)	Year ended September 30, 2017(1)

Operations:
Net investment income/(loss)	$10,538,600	$24,900,541
Net realized gain/(loss) on investments	114,235,526	174,237,676
Change in unrealized net appreciation/depreciation	45,505,307	258,852,817
Net Increase/(Decrease) in Net Assets Resulting from Operations	170,279,433	457,991,034
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(54,161)	(95,449)
Class D Shares	(10,187,415)	(10,551,682)
Class I Shares	(1,184,900)	(1,274,279)
Class N Shares	(305,452)	—
Class R Shares	(5,776)	(12,596)
Class S Shares	(213,755)	(294,758)
Class T Shares	(6,159,223)	(6,560,697)
Net Decrease from Dividends and Distributions to Shareholders	(18,110,682)	(18,789,461)
Capital Share Transactions:
Class A Shares	(685,848)	(7,409,913)
Class C Shares	(1,248,411)	(2,718,364)
Class D Shares	(31,597,377)	(94,191,245)
Class I Shares	(7,086,436)	(10,090,513)
Class N Shares	6,578,173	27,480,404
Class R Shares	(499,649)	26,355
Class S Shares	(16,707,622)	(2,779,169)
Class T Shares	(31,023,046)	(71,901,554)
Net Increase/(Decrease) from Capital Share Transactions	(82,270,216)	(161,583,999)
Net Increase/(Decrease) in Net Assets	69,898,535	277,617,574
Net Assets:
Beginning of period	2,762,424,891	2,484,807,317
End of period	$2,832,323,426	$2,762,424,891

Undistributed Net Investment Income/(Loss)	$6,648,933	$14,221,015

(1) Period from August 4, 2017 (inception date) through September 30, 2017 for Class N Shares.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Research Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$76.26	$64.32	$60.53		$63.24	$56.34	$47.32
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.19(1)	0.44(1)	0.49(1)		0.45(1)	0.54(1)	0.20
Net realized and unrealized gain/(loss)	4.45	11.82	3.75		(2.62)	6.58	9.01
Total from Investment Operations	4.64	12.26	4.24		(2.17)	7.12	9.21
Less Dividends and Distributions:
Dividends (from net investment income)	(0.28)	(0.32)	(0.45)		(0.54)	(0.22)	(0.19)
Distributions (from capital gains)	—	—	—		—	—	—
Total Dividends and Distributions	(0.28)	(0.32)	(0.45)		(0.54)	(0.22)	(0.19)
Net Asset Value, End of Period	$80.62	$76.26	$64.32		$60.53	$63.24	$56.34
Total Return*	6.09%	19.16%	7.03%		(3.47)%	12.67%	19.55%
Net Assets, End of Period (in thousands)	$15,805	$15,642	$20,371		$19,370	$11,627	$11,746
Average Net Assets for the Period (in thousands)	$15,733	$16,679	$20,804		$15,993	$12,200	$12,240
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.14%	1.14%	1.02%		0.98%	0.97%	1.09%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.00%	1.04%	1.02%		0.98%	0.91%	1.03%
Ratio of Net Investment Income/(Loss)	0.48%	0.64%	0.80%		0.67%	0.88%	0.57%
Portfolio Turnover Rate	18%	48%	45%		51%	43%	67%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$74.57	$62.97	$59.41	$62.16	$55.58	$46.88
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.06)(1)	0.04(1)	0.04(1)	(0.07)(1)	0.07(1)	(0.07)
Net realized and unrealized gain/(loss)	4.35	11.56	3.68	(2.55)	6.51	8.77
Total from Investment Operations	4.29	11.60	3.72	(2.62)	6.58	8.70
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.16)	(0.13)	—	—
Distributions (from capital gains)	—	—	—	—	—	—
Total Dividends and Distributions	—	—	(0.16)	(0.13)	—	—
Net Asset Value, End of Period	$78.86	$74.57	$62.97	$59.41	$62.16	$55.58
Total Return*	5.75%	18.42%	6.27%	(4.23)%	11.84%	18.56%
Net Assets, End of Period (in thousands)	$8,212	$8,954	$10,101	$10,020	$6,513	$5,646
Average Net Assets for the Period (in thousands)	$8,703	$9,330	$10,803	$8,388	$6,091	$4,529
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.63%	1.67%	1.74%	1.74%	1.73%	1.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.63%	1.67%	1.74%	1.74%	1.67%	1.79%
Ratio of Net Investment Income/(Loss)	(0.17)%	0.06%	0.07%	(0.11)%	0.11%	(0.16)%
Portfolio Turnover Rate	18%	48%	45%	51%	43%	67%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2018

Janus Henderson Global Research Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$75.50	$63.68	$59.84	$62.54	$55.69	$46.78
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.31(1)	0.69(1)	0.63(1)	0.52(1)	0.65(1)	0.32
Net realized and unrealized gain/(loss)	4.40	11.65	3.71	(2.57)	6.52	8.87
Total from Investment Operations	4.71	12.34	4.34	(2.05)	7.17	9.19
Less Dividends and Distributions:
Dividends (from net investment income)	(0.53)	(0.52)	(0.50)	(0.65)	(0.32)	(0.28)
Distributions (from capital gains)	—	—	—	—	—	—
Total Dividends and Distributions	(0.53)	(0.52)	(0.50)	(0.65)	(0.32)	(0.28)
Net Asset Value, End of Period	$79.68	$75.50	$63.68	$59.84	$62.54	$55.69
Total Return*	6.25%	19.54%	7.28%	(3.32)%	12.92%	19.76%
Net Assets, End of Period (in thousands)	$1,510,804	$1,461,778	$1,321,668	$1,326,990	$1,450,165	$1,365,936
Average Net Assets for the Period (in thousands)	$1,514,967	$1,362,959	$1,315,214	$1,485,766	$1,448,769	$771,544
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.70%	0.74%	0.78%	0.81%	0.77%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.70%	0.74%	0.78%	0.81%	0.71%	0.74%
Ratio of Net Investment Income/(Loss)	0.78%	1.01%	1.04%	0.79%	1.07%	1.11%
Portfolio Turnover Rate	18%	48%	45%	51%	43%	67%

Class I Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$76.57	$64.58	$60.68	$63.41	$56.50	$47.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.35(1)	0.78(1)	0.70(1)	0.61(1)	0.72(1)	0.35
Net realized and unrealized gain/(loss)	4.46	11.79	3.77	(2.63)	6.58	9.05
Total from Investment Operations	4.81	12.57	4.47	(2.02)	7.30	9.40
Less Dividends and Distributions:
Dividends (from net investment income)	(0.59)	(0.58)	(0.57)	(0.71)	(0.39)	(0.35)
Distributions (from capital gains)	—	—	—	—	—	—
Total Dividends and Distributions	(0.59)	(0.58)	(0.57)	(0.71)	(0.39)	(0.35)
Net Asset Value, End of Period	$80.79	$76.57	$64.58	$60.68	$63.41	$56.50
Total Return*	6.30%	19.64%	7.40%	(3.22)%	12.98%	19.92%
Net Assets, End of Period (in thousands)	$164,284	$162,788	$145,787	$143,285	$137,266	$103,604
Average Net Assets for the Period (in thousands)	$162,725	$157,847	$141,793	$157,129	$120,064	$82,735
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.62%	0.65%	0.69%	0.70%	0.67%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.62%	0.65%	0.69%	0.70%	0.62%	0.72%
Ratio of Net Investment Income/(Loss)	0.87%	1.13%	1.13%	0.92%	1.16%	0.91%
Portfolio Turnover Rate	18%	48%	45%	51%	43%	67%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Research Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and the period ended September 30, 2017	2018	2017(1)
Net Asset Value, Beginning of Period	$75.44	$73.87
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.18	0.11
Net realized and unrealized gain/(loss)	4.58	1.46
Total from Investment Operations	4.76	1.57
Less Dividends and Distributions:
Dividends (from net investment income)	(0.66)	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.66)	—
Net Asset Value, End of Period	$79.54	$75.44
Total Return*	6.32%	2.13%
Net Assets, End of Period (in thousands)	$36,803	$28,326
Average Net Assets for the Period (in thousands)	$35,939	$17,865
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.55%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.55%	0.63%
Ratio of Net Investment Income/(Loss)	0.97%	1.01%
Portfolio Turnover Rate	18%	48%

Class R Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year or period ended September 30	2018	2017	2016	2015	2014	2013(3)
Net Asset Value, Beginning of Period	$75.55	$63.73	$59.97	$62.75	$55.95	$52.58
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(2)(4)	0.30(2)	0.28(2)	0.17(2)	0.31(2)	0.03
Net realized and unrealized gain/(loss)	4.47	11.67	3.72	(2.59)	6.55	3.34
Total from Investment Operations	4.47	11.97	4.00	(2.42)	6.86	3.37
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.15)	(0.24)	(0.36)	(0.06)	—
Distributions (from capital gains)	—	—	—	—	—	—
Total Dividends and Distributions	(0.07)	(0.15)	(0.24)	(0.36)	(0.06)	—
Net Asset Value, End of Period	$79.95	$75.55	$63.73	$59.97	$62.75	$55.95
Total Return*	5.92%	18.84%	6.68%	(3.88)%	12.27%	6.41%
Net Assets, End of Period (in thousands)	$6,048	$6,196	$5,168	$5,025	$2,624	$1,567
Average Net Assets for the Period (in thousands)	$6,174	$5,724	$5,234	$3,859	$2,026	$1,373
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.30%	1.32%	1.37%	1.39%	1.35%	1.41%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.30%	1.32%	1.37%	1.39%	1.29%	1.30%
Ratio of Net Investment Income/(Loss)	0.18%	0.44%	0.46%	0.26%	0.51%	0.61%
Portfolio Turnover Rate	18%	48%	45%	51%	43%	67%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through September 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Period from March 15, 2013 (inception date) through September 30, 2013.

(4) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

22	MARCH 31, 2018

Janus Henderson Global Research Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$76.40	$64.41	$60.62	$63.33	$56.38	$47.36
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(1)(2)	0.45(1)	0.47(1)	0.31(1)	0.45(1)	0.38
Net realized and unrealized gain/(loss)	4.63	11.82	3.72	(2.60)	6.62	8.77
Total from Investment Operations	4.63	12.27	4.19	(2.29)	7.07	9.15
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.28)	(0.40)	(0.42)	(0.12)	(0.13)
Distributions (from capital gains)	—	—	—	—	—	—
Total Dividends and Distributions	(0.25)	(0.28)	(0.40)	(0.42)	(0.12)	(0.13)
Net Asset Value, End of Period	$80.78	$76.40	$64.41	$60.62	$63.33	$56.38
Total Return*	6.06%	19.14%	6.94%	(3.64)%	12.56%	19.38%
Net Assets, End of Period (in thousands)	$69,129	$81,729	$72,931	$39,206	$42,894	$47,077
Average Net Assets for the Period (in thousands)	$75,934	$68,266	$68,472	$44,281	$45,522	$26,983
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.05%	1.07%	1.11%	1.13%	1.10%	1.17%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.04%	1.07%	1.11%	1.13%	1.04%	1.07%
Ratio of Net Investment Income/(Loss)	0.42%	0.66%	0.76%	0.47%	0.73%	0.79%
Portfolio Turnover Rate	18%	48%	45%	51%	43%	67%

Class T Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$75.41	$63.61	$59.77	$62.46	$55.62	$46.72
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.27(1)	0.64(1)	0.59(1)	0.48(1)	0.60(1)	0.38
Net realized and unrealized gain/(loss)	4.40	11.63	3.71	(2.57)	6.52	8.77
Total from Investment Operations	4.67	12.27	4.30	(2.09)	7.12	9.15
Less Dividends and Distributions:
Dividends (from net investment income)	(0.47)	(0.47)	(0.46)	(0.60)	(0.28)	(0.25)
Distributions (from capital gains)	—	—	—	—	—	—
Total Dividends and Distributions	(0.47)	(0.47)	(0.46)	(0.60)	(0.28)	(0.25)
Net Asset Value, End of Period	$79.61	$75.41	$63.61	$59.77	$62.46	$55.62
Total Return*	6.21%	19.44%	7.22%	(3.39)%	12.85%	19.66%
Net Assets, End of Period (in thousands)	$1,021,238	$997,013	$908,782	$931,954	$989,734	$941,836
Average Net Assets for the Period (in thousands)	$1,028,471	$932,646	$917,744	$1,026,731	$992,504	$557,218
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.80%	0.82%	0.86%	0.88%	0.85%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.81%	0.86%	0.87%	0.79%	0.81%
Ratio of Net Investment Income/(Loss)	0.69%	0.93%	0.96%	0.74%	1.00%	1.03%
Portfolio Turnover Rate	18%	48%	45%	51%	43%	67%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Global Research Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Global Research Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are

24	MARCH 31, 2018

Janus Henderson Global Research Fund

Notes to Financial Statements (unaudited)

generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

Janus Investment Fund	25

Janus Henderson Global Research Fund

Notes to Financial Statements (unaudited)

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $854,893,491 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to

26	MARCH 31, 2018

Janus Henderson Global Research Fund

Notes to Financial Statements (unaudited)

as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and

Janus Investment Fund	27

Janus Henderson Global Research Fund

Notes to Financial Statements (unaudited)

asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund, to the extent that emerging markets may be included in its benchmark index, may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-

28	MARCH 31, 2018

Janus Henderson Global Research Fund

Notes to Financial Statements (unaudited)

related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. There were no securities on loan as of March 31, 2018.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.60%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the MSCI World IndexSM.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

Janus Investment Fund	29

Janus Henderson Global Research Fund

Notes to Financial Statements (unaudited)

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2018, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.51%.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees (if applicable), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.86% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2019. The previous expense limit (until February 1, 2018) was 0.95%. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

30	MARCH 31, 2018

Janus Henderson Global Research Fund

Notes to Financial Statements (unaudited)

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Total compensation of $268,180 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2018. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $240,213 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2018.

Janus Investment Fund	31

Janus Henderson Global Research Fund

Notes to Financial Statements (unaudited)

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2018 can be found in a table located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2018, Janus Henderson Distributors retained upfront sales charges of $687.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2018.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2018, redeeming shareholders of Class C Shares paid CDSCs of $8.

As of March 31, 2018, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	75	1
Class R Shares	-	-
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

32	MARCH 31, 2018

Janus Henderson Global Research Fund

Notes to Financial Statements (unaudited)

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2018 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,267,745,573	$640,705,919	$(82,975,225)	$ 557,730,694

Janus Investment Fund	33

Janus Henderson Global Research Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2018		Year ended September 30, 2017(1)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	19,700	$ 1,576,721	71,709	$ 5,148,163
Reinvested dividends and distributions	465	37,019	1,151	73,498
Shares repurchased	(29,243)	(2,299,588)	(184,457)	(12,631,574)
Net Increase/(Decrease)	(9,078)	$ (685,848)	(111,597)	$ (7,409,913)
Class C Shares:
Shares sold	8,968	$ 711,715	13,304	$ 883,829
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	(24,918)	(1,960,126)	(53,632)	(3,602,193)
Net Increase/(Decrease)	(15,950)	$ (1,248,411)	(40,328)	$ (2,718,364)
Class D Shares:
Shares sold	227,731	$ 18,129,191	376,731	$ 25,838,775
Reinvested dividends and distributions	124,267	9,766,155	160,652	10,132,297
Shares repurchased	(751,689)	(59,492,723)	(1,930,867)	(130,162,317)
Net Increase/(Decrease)	(399,691)	$(31,597,377)	(1,393,484)	$(94,191,245)
Class I Shares:
Shares sold	218,831	$ 17,778,298	634,012	$ 44,520,964
Reinvested dividends and distributions	13,740	1,094,541	18,711	1,196,032
Shares repurchased	(324,994)	(25,959,275)	(784,379)	(55,807,509)
Net Increase/(Decrease)	(92,423)	$ (7,086,436)	(131,656)	$(10,090,513)
Class N Shares:
Shares sold	133,057	$ 10,185,751	378,064	$ 27,671,799
Reinvested dividends and distributions	3,895	305,452	-	-
Shares repurchased	(49,762)	(3,913,030)	(2,571)	(191,395)
Net Increase/(Decrease)	87,190	$ 6,578,173	375,493	$ 27,480,404
Class R Shares:
Shares sold	3,619	$ 287,386	20,742	$ 1,404,316
Reinvested dividends and distributions	67	5,254	182	11,515
Shares repurchased	(10,049)	(792,289)	(20,007)	(1,389,476)
Net Increase/(Decrease)	(6,363)	$ (499,649)	917	$ 26,355
Class S Shares:
Shares sold	444,062	$ 35,258,617	296,285	$ 21,445,872
Reinvested dividends and distributions	2,677	213,470	4,602	294,435
Shares repurchased	(660,749)	(52,179,709)	(363,431)	(24,519,476)
Net Increase/(Decrease)	(214,010)	$(16,707,622)	(62,544)	$ (2,779,169)
Class T Shares:
Shares sold	366,766	$ 29,046,348	786,088	$ 53,391,726
Reinvested dividends and distributions	76,640	6,018,511	101,667	6,408,060
Shares repurchased	(835,962)	(66,087,905)	(1,954,448)	(131,701,340)
Net Increase/(Decrease)	(392,556)	$(31,023,046)	(1,066,693)	$(71,901,554)
(1)	Period from August 4, 2017 (inception date) through September 30, 2017 for Class N Shares.

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$500,509,638	$ 575,289,696	$ -	$ -

34	MARCH 31, 2018

Janus Henderson Global Research Fund

Notes to Financial Statements (unaudited)

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	35

Janus Henderson Global Research Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

36	MARCH 31, 2018

Janus Henderson Global Research Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

Janus Investment Fund	37

Janus Henderson Global Research Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

38	MARCH 31, 2018

Janus Henderson Global Research Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

Janus Investment Fund	39

Janus Henderson Global Research Fund

Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

40	MARCH 31, 2018

Janus Henderson Global Research Fund

Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Investment Fund	41

Janus Henderson Global Research Fund

Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

42	MARCH 31, 2018

Janus Henderson Global Research Fund

Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

Janus Investment Fund	43

Janus Henderson Global Research Fund

Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

44	MARCH 31, 2018

Janus Henderson Global Research Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Janus Investment Fund	45

Janus Henderson Global Research Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

46	MARCH 31, 2018

Janus Henderson Global Research Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	47

Janus Henderson Global Research Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

48	MARCH 31, 2018

Janus Henderson Global Research Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	49

Janus Henderson Global Research Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

50	MARCH 31, 2018

Janus Henderson Global Research Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	51

Janus Henderson Global Research Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

52	MARCH 31, 2018

Janus Henderson Global Research Fund

Notes

NotesPage1

Janus Investment Fund	53

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-24-93045 05-18

SEMIANNUAL REPORT March 31, 2018

Janus Henderson Global Select Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Select Fund

Janus Henderson Global Select Fund (unaudited)

FUND SNAPSHOT We believe investing in companies where the market underestimates free-cash-flow growth and using risk efficiently drives excess returns.	Garth Yettick portfolio manager	Julian McManus portfolio manager	George Maris portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended March 31, 2018, Janus Henderson Global Select Fund’s Class I Shares returned 7.27% versus a return of 4.71% for the Fund’s benchmark, the MSCI All Country World IndexSM.

INVESTMENT ENVIRONMENT

Global equities were up for the six-month period, but they were volatile. Stocks rose in the fourth quarter of 2017, buttressed by synchronized, accelerating growth across major economies and anticipation that U.S. corporate tax reform would boost earnings in the U.S. In the first quarter of 2018, concerns over inflation and faster-than-expected interest rate hikes were a source of volatility, as were fears about protectionist trade policies. The technology and consumer discretionary sectors were top performers within the MSCI All Country World IndexSM.

PERFORMANCE DISCUSSION

The Fund outperformed its benchmark, the MSCI All Country World IndexSM, during the period. We employ a high-conviction investment approach seeking strong, risk-adjusted performance over the long term. Over time, we believe we can drive excess returns in a risk-efficient manner by identifying companies with free-cash-flow growth underestimated by the market. This period, we were pleased to see many of the high-conviction company- and industry-specific views we expressed in our Fund play out, and drive stocks associated with those views higher.

Stock selection within the technology sector was a large contributor to relative performance. Adobe was our largest contributor within the sector. Strong growth in annualized recurring revenue within its Digital Media segment and better-than-expected margin improvement helped drive the stock, as did encouraging earnings guidance for 2018. We continue to see upside for the company as the shift from perpetual licenses to a subscription-based model increases Adobe’s Digital Media total addressable market and leads more advertisers to its software to create digital content.

Tencent was another meaningful contributor within the sector. Stronger-than-expected earnings growth helped drive the stock this quarter, but in general, we believe the market is simply gaining a better appreciation for the strength of Tencent’s gaming business and online communications platform. The way in which Chinese consumers engage with the platform transcends the ways in which consumers engage with dominant online and social media platforms in the West. We continue to like Tencent’s growth potential as it finds ways to increase monetization of its platform, in particular through advertising.

Outside the technology sector, Estée Lauder was a top contributor. The stock was up significantly after the beauty products company reported stronger-than-expected earnings and revenue growth in consecutive quarters. In our view, these results are a better reflection of Estée Lauder’s true earnings potential. Currency headwinds and a weaker economic backdrop that depressed beauty product spending had hampered Estée Lauder’s earnings in recent quarters, but we viewed these issues as transitory. We were pleased to see the market assign a more reasonable multiple to the stock now that those issues have abated.

While generally pleased with our relative performance this period, we still held some stocks that disappointed. Citigroup was our largest detractor. The stock detracted in part due to concerns about how tariffs or a potential trade war might impact its global business. However, we believe the market is overlooking several positive tailwinds for the company including deregulation, rising interest rates and its increasing ability to return more cash to shareholders.

Newell Brands also detracted. The stock of the consumer goods company fell after the company’s margins disappointed and management said it was planning further divestments to streamline its business to get a

Janus Investment Fund	1

Janus Henderson Global Select Fund (unaudited)

handle on profitability. The inability of management to get a handle on its operations was a continuing disappointment, and we exited the position during the quarter.

Mallinckrodt Pharmaceuticals was another detractor. The stock fell after the company announced disappointing sales for one of its key drugs, Acthar, and also gave weaker-than-expected guidance for the coming year. The company has produced a series of disappointing results and we sold the stock during the period.

Derivatives may be used in the portfolio to generate income or hedge risk, generally by selling a put or buying a call, whether on a market index or an individual security. During the period, our use of derivatives detracted slightly from relative results. Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

OUTLOOK

While it might sound counterintuitive after a nine-year bull market, we believe the backdrop for stocks remains constructive and valuations are still reasonable given tailwinds that are beginning to aid the economy.

For most of the past decade, economic expansion was tepid at best. Companies operated leaner, but did not invest. Increasing regulatory burdens put additional brakes on growth and investment. Consumer spending was also held back as families sought to improve household balance sheets after the financial crisis.

These trends are poised to unwind as tax cuts and deregulation work their way through the economy. In our view, markets have priced in the immediate earnings boost from tax cuts, but are yet to price in the knock-on effects of increased consumer spending and increased capital investment.

We mentioned it in previous quarterly commentaries, but another round of discussions with management teams only confirms our view that the global economy is heading in a positive direction. Technology companies continue to report strong demand, particularly within the semiconductor industry where memory, blockchain and the Internet of Things (IoT) are fueling a greater need for semiconductors and other inputs. We also see strength across the industrial economy, where companies are gaining pricing power.

While our outlook is positive, two items we are keeping an eye on are inflation and the potential for trade tensions to escalate. So far, we believe inflation is manageable and the early signs of inflation are a healthy byproduct of a stronger economy. Trade relations, particularly in an election year, are harder to predict. We focus on diversifying the Fund and avoiding disproportionate risk from a particular country, sector or style factor. To an extent, that could help insulate the Fund if countries engage in a tit for tat, targeting specific industries with higher tariffs. We acknowledge, however, an all-out trade war is a risk to global growth. Our hope is that governments will share this sensible view.

Thank you for your continued investment in Janus Henderson Global Select Fund.

2	MARCH 31, 2018

Janus Henderson Global Select Fund (unaudited)

Fund At A Glance

March 31, 2018

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Estée Lauder Cos Inc	1.07%	Citigroup Inc	-0.29%
	Adobe Systems Inc	0.91%	Newell Brands Inc	-0.25%
	NRG Energy Inc	0.65%	Parker-Hannifin Corporation	-0.24%
	GVC Holdings PLC	0.47%	Mallinckrodt PLC	-0.23%
	Tencent Holdings Ltd (ADR)	0.45%	Regeneron Pharmaceuticals, Inc.	-0.23%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI All Country World Index
		Contribution	(Average % of Equity)	Weighting
	Information Technology	1.22%	20.53%	18.44%
	Consumer Staples	1.06%	7.27%	8.54%
	Utilities	0.64%	3.88%	2.90%
	Energy	0.27%	5.97%	6.24%
	Real Estate	0.23%	0.75%	3.01%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI All Country World Index
		Contribution	(Average % of Equity)	Weighting
	Financials	-0.55%	21.77%	18.78%
	Consumer Discretionary	-0.24%	11.10%	12.09%
	Other**	-0.20%	1.03%	0.00%
	Telecommunication Services	-0.10%	3.41%	2.96%
	Industrials	-0.08%	9.84%	10.82%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Global Select Fund (unaudited)

Fund At A Glance

March 31, 2018

5 Largest Equity Holdings - (% of Net Assets)
Citigroup Inc
Banks	3.7%
Alibaba Group Holding Ltd (ADR)
Internet Software & Services	3.7%
NRG Energy Inc
Independent Power and Renewable Electricity Producers	3.6%
Estée Lauder Cos Inc
Personal Products	3.3%
Goldman Sachs Group Inc
Capital Markets	3.2%
17.5%

Asset Allocation - (% of Net Assets)
Common Stocks	99.9%
Investment Companies	0.3%
OTC Purchased Options – Puts	0.1%
Other	(0.3)%
100.0%

Emerging markets comprised 16.4% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2018	As of September 30, 2017

4	MARCH 31, 2018

Janus Henderson Global Select Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2018						per the January 26, 2018 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	7.18%	21.80%	10.44%	4.52%	3.54%	1.03%
Class A Shares at MOP	0.99%	14.78%	9.13%	3.91%	3.19%
Class C Shares at NAV	6.79%	20.89%	9.53%	3.70%	2.74%	1.82%
Class C Shares at CDSC	5.79%	19.89%	9.53%	3.70%	2.74%
Class D Shares(1)	7.27%	22.01%	10.60%	4.70%	3.64%	0.86%
Class I Shares	7.27%	22.12%	10.76%	4.65%	3.61%	0.73%
Class N Shares	7.33%	21.91%	10.56%	4.65%	3.61%	0.74%
Class R Shares	6.93%	21.35%	9.98%	4.11%	3.10%	1.45%
Class S Shares	7.10%	21.62%	10.26%	4.42%	3.39%	1.19%
Class T Shares	7.28%	21.91%	10.56%	4.65%	3.61%	0.93%
MSCI All Country World Index	4.71%	14.85%	9.20%	5.57%	4.41%
Morningstar Quartile - Class T Shares	-	1st	1st	4th	4th
Morningstar Ranking - based on total returns for World Large Stock Funds	-	121/901	181/706	379/493	217/281

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through February 1, 2019.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest,

Janus Investment Fund	5

Janus Henderson Global Select Fund (unaudited)

Performance

foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization

6	MARCH 31, 2018

Janus Henderson Global Select Fund (unaudited)

Performance

companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

Effective 1/1/18, George Maris, Julian McManus and Garth Yettick are Co-Portfolio Managers of the Fund.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – June 30, 2000

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson Global Select Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/17)	Ending Account Value (3/31/18)	Expenses Paid During Period (10/1/17 - 3/31/18)†	Beginning Account Value (10/1/17)	Ending Account Value (3/31/18)	Expenses Paid During Period (10/1/17 - 3/31/18)†	Net Annualized Expense Ratio (10/1/17 - 3/31/18)
Class A Shares	$1,000.00	$1,071.80	$5.22	$1,000.00	$1,019.90	$5.09	1.01%
Class C Shares	$1,000.00	$1,067.90	$9.18	$1,000.00	$1,016.06	$8.95	1.78%
Class D Shares	$1,000.00	$1,072.70	$4.39	$1,000.00	$1,020.69	$4.28	0.85%
Class I Shares	$1,000.00	$1,072.70	$3.93	$1,000.00	$1,021.14	$3.83	0.76%
Class N Shares	$1,000.00	$1,073.30	$3.52	$1,000.00	$1,021.54	$3.43	0.68%
Class R Shares	$1,000.00	$1,069.30	$7.38	$1,000.00	$1,017.80	$7.19	1.43%
Class S Shares	$1,000.00	$1,071.00	$6.04	$1,000.00	$1,019.10	$5.89	1.17%
Class T Shares	$1,000.00	$1,072.80	$4.75	$1,000.00	$1,020.34	$4.63	0.92%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	MARCH 31, 2018

Janus Henderson Global Select Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares or Contract Amounts		Value
Common Stocks – 99.9%
Aerospace & Defense – 3.6%
General Dynamics Corp	194,781	$43,027,123
Safran SA	351,603	37,255,204
		80,282,327
Airlines – 1.5%
United Continental Holdings Inc*	466,644	32,417,759
Auto Components – 1.3%
Aptiv PLC	348,229	29,589,018
Automobiles – 1.0%
Mahindra & Mahindra Ltd	1,927,632	21,896,488
Banks – 10.3%
BNP Paribas SA	633,046	46,931,754
China Construction Bank Corp	47,963,000	49,839,834
Citigroup Inc	1,233,071	83,232,293
Mitsubishi UFJ Financial Group Inc	5,353,400	35,536,354
Permanent TSB Group Holdings PLC*	5,262,077	12,965,034
		228,505,269
Beverages – 3.9%
Coca-Cola Co	1,564,495	67,946,018
Diageo PLC	578,374	19,563,645
		87,509,663
Biotechnology – 2.4%
BeiGene Ltd*	47,621	8,000,328
Regeneron Pharmaceuticals Inc*	57,217	19,703,246
Shire PLC (ADR)	534,133	26,622,310
		54,325,884
Capital Markets – 3.2%
Goldman Sachs Group Inc	283,945	71,514,388
Chemicals – 3.3%
Air Products & Chemicals Inc	345,077	54,877,595
Shin-Etsu Chemical Co Ltd	185,300	19,266,184
		74,143,779
Diversified Telecommunication Services – 1.9%
Nippon Telegraph & Telephone Corp	562,200	26,120,477
Tower Bersama Infrastructure Tbk PT	37,443,900	15,222,307
		41,342,784
Electronic Equipment, Instruments & Components – 0.9%
Keyence Corp	31,900	19,970,146
Energy Equipment & Services – 0.9%
Schlumberger Ltd	298,347	19,326,919
Health Care Equipment & Supplies – 0.9%
Boston Scientific Corp*	763,040	20,846,253
Health Care Providers & Services – 1.7%
Anthem Inc	168,362	36,989,131
Hotels, Restaurants & Leisure – 2.5%
GVC Holdings PLC	4,261,308	54,997,772
Household Durables – 3.1%
PulteGroup Inc	1,208,373	35,634,920
Sony Corp	700,200	34,104,042
		69,738,962
Independent Power and Renewable Electricity Producers – 3.6%
NRG Energy Inc	2,602,540	79,455,546
Industrial Conglomerates – 0.9%
Siemens AG	162,543	20,729,858
Insurance – 4.3%
AIA Group Ltd	4,654,200	39,733,581
NN Group NV	520,840	23,128,228
Sony Financial Holdings Inc	1,726,600	31,651,194
		94,513,003

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Select Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares or Contract Amounts		Value
Common Stocks – (continued)
Internet & Direct Marketing Retail – 1.3%
Ctrip.com International Ltd (ADR)*	370,932	$17,292,850
MakeMyTrip Ltd*	360,793	12,519,517
		29,812,367
Internet Software & Services – 10.4%
Alibaba Group Holding Ltd (ADR)*	448,997	82,408,909
Alphabet Inc - Class C*	66,591	68,707,928
iQIYI Inc*	1,088,636	16,928,290
Magic Leap Inc*,¢,§	342,761	9,254,547
Tencent Holdings Ltd	1,029,300	54,792,641
		232,092,315
Machinery – 3.9%
Flowserve Corp	609,281	26,400,146
Parker-Hannifin Corp	169,388	28,970,430
Stanley Black & Decker Inc	205,399	31,467,127
		86,837,703
Metals & Mining – 1.6%
ArcelorMittal*	327,195	10,376,757
Rio Tinto Ltd	429,220	24,120,051
		34,496,808
Oil, Gas & Consumable Fuels – 5.1%
Canadian Natural Resources Ltd	1,234,372	38,845,687
Petroleo Brasileiro SA (ADR)*	2,125,752	30,058,133
TOTAL SA	785,071	44,613,007
		113,516,827
Personal Products – 3.3%
Estée Lauder Cos Inc	487,865	73,043,148
Pharmaceuticals – 3.6%
AstraZeneca PLC	228,137	15,689,360
Eisai Co Ltd	241,200	15,560,010
Sanofi	264,030	21,213,603
Zoetis Inc	333,819	27,877,225
		80,340,198
Real Estate Management & Development – 0.9%
Leopalace21 Corp	2,344,900	19,187,448
Road & Rail – 1.6%
Kansas City Southern	317,637	34,892,424
Semiconductor & Semiconductor Equipment – 4.4%
ASML Holding NV	273,170	54,039,258
ON Semiconductor Corp*	1,082,251	26,471,859
Taiwan Semiconductor Manufacturing Co Ltd	2,055,000	17,466,683
		97,977,800
Software – 5.3%
Adobe Systems Inc*	287,948	62,219,804
Nexon Co Ltd*	1,721,200	29,283,492
salesforce.com Inc*	234,811	27,308,519
		118,811,815
Technology Hardware, Storage & Peripherals – 0.8%
Samsung Electronics Co Ltd	7,302	17,017,863
Textiles, Apparel & Luxury Goods – 2.3%
Cie Financiere Richemont SA	209,206	18,798,933
Samsonite International SA	7,286,400	33,319,328
		52,118,261
Thrifts & Mortgage Finance – 2.9%
LIC Housing Finance Ltd	2,131,732	17,544,781
MGIC Investment Corp*	3,587,981	46,643,753
		64,188,534
Water Utilities – 0.5%
Cia de Saneamento do Parana	614,180	11,163,526

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2018

Janus Henderson Global Select Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares or Contract Amounts		Value
Common Stocks – (continued)
Wireless Telecommunication Services – 0.8%
T-Mobile US Inc*	286,078	$17,462,201
Total Common Stocks (cost $1,663,982,551)		2,221,054,187
Investment Companies – 0.3%
Money Markets – 0.3%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº,£ (cost $6,995,437)	6,995,437	6,995,437
OTC Purchased Options – Puts – 0.1%
Counterparty/Reference Asset
Bank of America:
Alibaba Group Holding Ltd (ADR),
Notional amount $(33,220,740), premiums paid $2,286,030, unrealized depreciation $(1,124,818), exercise price $170.00, expires 6/15/18*	1,810	1,161,212
UBS AG:
Tencent Holdings Ltd,
Notional amount $(21,659,807), premiums paid $899,123, unrealized depreciation $(747,148), exercise price $320.00, expires 6/28/18*	4,150	151,975
Total OTC Purchased Options – Puts (premiums paid $3,185,153, unrealized depreciation $(1,871,966))		1,313,187
Total Investments (total cost $1,674,163,141) – 100.3%		2,229,362,811
Liabilities, net of Cash, Receivables and Other Assets – (0.3)%		(6,384,941)
Net Assets – 100%		$2,222,977,870

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,090,275,085	48.9%
Japan	230,679,347	10.3
China	222,575,711	10.0
France	160,390,325	7.2
United Kingdom	116,873,087	5.2
Netherlands	77,167,486	3.5
Hong Kong	73,052,909	3.3
India	51,960,786	2.3
Brazil	41,221,659	1.9
Canada	38,845,687	1.7
Australia	24,120,051	1.1
Germany	20,729,858	0.9
Switzerland	18,798,933	0.8
Taiwan	17,466,683	0.8
South Korea	17,017,863	0.8
Indonesia	15,222,307	0.7
Ireland	12,965,034	0.6

Total	$2,229,362,811	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Select Fund

Schedule of Investments (unaudited)

March 31, 2018

Schedules of Affiliated Investments – (% of Net Assets)

Dividend Income(1)		Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/18
Investment Companies – 0.3%
Money Markets – 0.3%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº	$123,024	$—	$—	$6,995,437

(1)For securities that were affiliated for a portion of the period ended March 31, 2018, this column reflects amounts for the entire period ended March 31, 2018 and not just the period in which the security was affiliated.

Share Balance at 9/30/17	Purchases		Sales	Share Balance at 3/31/18
Investment Companies – 0.3%
Money Markets – 0.3%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº	42,384,998	163,447,635	(198,837,196)	6,995,437

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	MARCH 31, 2018

Janus Henderson Global Select Fund

Schedule of Investments (unaudited)

March 31, 2018

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2018.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2018

Equity Contracts
Asset Derivatives:
Purchased options contracts, at value	$1,313,187

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2018.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2018

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Equity Contracts
Purchased options contracts	$(2,734,376)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Equity Contracts
Purchased options contracts	$ 137,993

Please see the "Change in Unrealized Net Appreciation/Depreciation" section of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended March 31, 2018

Market Value
Purchased options contracts, put	$ 1,843,818

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Select Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
OTC	Over-the-Counter
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2018.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2018)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Magic Leap Inc	10/5/17	$9,254,547	$9,254,547	0.4%

The Fund has registration rights for certain restricted securities held as of March 31, 2018. The issuer incurs all registration costs.

14	MARCH 31, 2018

Janus Henderson Global Select Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Aerospace & Defense	$43,027,123	$37,255,204	$-
Automobiles	-	21,896,488	-
Banks	83,232,292	145,272,976	-
Beverages	67,946,018	19,563,645	-
Biotechnology	27,703,574	26,622,310	-
Chemicals	54,877,595	19,266,184	-
Diversified Telecommunication Services	-	41,342,784	-
Electronic Equipment, Instruments & Components	-	19,970,146	-
Hotels, Restaurants & Leisure	-	54,997,772	-
Household Durables	35,634,920	34,104,042	-
Industrial Conglomerates	-	20,729,858	-
Insurance	-	94,513,004	-
Internet Software & Services	168,045,127	54,792,641	9,254,547
Metals & Mining	-	34,496,808	-
Oil, Gas & Consumable Fuels	68,903,820	44,613,007	-
Pharmaceuticals	27,877,225	52,462,973	-
Real Estate Management & Development	-	19,187,448	-
Semiconductor & Semiconductor Equipment	26,471,859	71,505,941	-
Software	89,528,323	29,283,492	-
Technology Hardware, Storage & Peripherals	-	17,017,863	-
Textiles, Apparel & Luxury Goods	-	52,118,261	-
Thrifts & Mortgage Finance	46,643,753	17,544,781	-
All Other	543,350,383	-	-
Investment Companies	-	6,995,437	-
OTC Purchased Options – Puts	-	1,313,187	-
Total Assets	$1,283,242,012	$936,866,252	$9,254,547

Janus Investment Fund	15

Janus Henderson Global Select Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2018

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$2,221,054,187
Affiliated investments, at value(2)	6,995,437
Purchased options, at value(3)	1,313,187
Cash	12,274
Restricted cash (Note 1)	5,045,702
Non-interested Trustees' deferred compensation	44,655
Receivables:
Dividends	7,276,010
Investments sold	2,860,907
Foreign tax reclaims	317,391
Fund shares sold	200,103
Dividends from affiliates	12,866
Other assets	12,321
Total Assets	2,245,145,040
Liabilities:
Payables:	—
Investments purchased	19,595,448
Advisory fees	1,258,996
Transfer agent fees and expenses	482,018
Fund shares repurchased	365,709
Non-interested Trustees' deferred compensation fees	44,655
Professional fees	26,527
Non-interested Trustees' fees and expenses	16,570
Fund administration fees	15,344
Custodian fees	11,721
12b-1 Distribution and shareholder servicing fees	3,863
Accrued expenses and other payables	346,319
Total Liabilities	22,167,170
Net Assets	$2,222,977,870

See Notes to Financial Statements.

16	MARCH 31, 2018

Janus Henderson Global Select Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2018

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,548,989,921
Undistributed net investment income/(loss)	(394,154)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	119,551,698
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	554,830,405
Total Net Assets	$2,222,977,870
Net Assets - Class A Shares	$4,200,430
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	244,689
Net Asset Value Per Share(4)	$17.17
Maximum Offering Price Per Share(5)	$18.22
Net Assets - Class C Shares	$2,648,525
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	158,497
Net Asset Value Per Share(4)	$16.71
Net Assets - Class D Shares	$1,628,163,850
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	95,426,558
Net Asset Value Per Share	$17.06
Net Assets - Class I Shares	$15,583,986
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	910,256
Net Asset Value Per Share	$17.12
Net Assets - Class N Shares	$33,238,918
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,945,790
Net Asset Value Per Share	$17.08
Net Assets - Class R Shares	$480,903
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	28,306
Net Asset Value Per Share	$16.99
Net Assets - Class S Shares	$239,705
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	13,854
Net Asset Value Per Share	$17.30
Net Assets - Class T Shares	$538,421,553
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	31,512,937
Net Asset Value Per Share	$17.09

(1) Includes cost of $1,663,982,551.

(2) Includes cost of $6,995,437.

(3) Premiums paid of $3,185,153.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Select Fund

Statement of Operations (unaudited)

For the period ended March 31, 2018

Investment Income:
Dividends	$14,841,088
Dividends from affiliates	123,024
Other income	19,377
Foreign tax withheld	(789,013)
Total Investment Income	14,194,476
Expenses:
Advisory fees	7,134,283
12b-1 Distribution and shareholder servicing fees:
Class A Shares	6,613
Class C Shares	13,523
Class R Shares	1,184
Class S Shares	339
Transfer agent administrative fees and expenses:
Class D Shares	978,996
Class R Shares	592
Class S Shares	339
Class T Shares	677,065
Transfer agent networking and omnibus fees:
Class A Shares	1,844
Class C Shares	1,343
Class I Shares	5,786
Other transfer agent fees and expenses:
Class A Shares	364
Class C Shares	166
Class D Shares	253,462
Class I Shares	413
Class N Shares	597
Class R Shares	29
Class S Shares	12
Class T Shares	8,361
Shareholder reports expense	229,442
Fund administration fees	86,949
Registration fees	74,602
Professional fees	36,052
Non-interested Trustees’ fees and expenses	35,876
Custodian fees	25,666
Other expenses	53,642
Total Expenses	9,627,540
Less: Excess Expense Reimbursement and Waivers	(15,792)
Net Expenses	9,611,748
Net Investment Income/(Loss)	4,582,728
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	125,248,252
Purchased options contracts	(2,734,376)
Total Net Realized Gain/(Loss) on Investments	122,513,876
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	24,352,795
Purchased options contracts	137,993
Total Change in Unrealized Net Appreciation/Depreciation	24,490,788
Net Increase/(Decrease) in Net Assets Resulting from Operations	$151,587,392

See Notes to Financial Statements.

18	MARCH 31, 2018

Janus Henderson Global Select Fund

Statements of Changes in Net Assets

	Period ended March 31, 2018 (unaudited)	Year ended September 30, 2017(1)

Operations:
Net investment income/(loss)	$4,582,728	$16,724,932
Net realized gain/(loss) on investments	122,513,876	91,602,701
Change in unrealized net appreciation/depreciation	24,490,788	343,131,327
Net Increase/(Decrease) in Net Assets Resulting from Operations	151,587,392	451,458,960
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(39,013)	(39,884)
Class C Shares	(4,195)	(3,099)
Class D Shares	(13,949,258)	(15,154,001)
Class I Shares	(121,472)	(236,396)
Class N Shares	(322,658)	—
Class R Shares	(2,416)	(1,788)
Class S Shares	(994)	(2,331)
Class T Shares	(4,430,936)	(4,846,077)
Net Decrease from Dividends and Distributions to Shareholders	(18,870,942)	(20,283,576)
Capital Share Transactions:
Class A Shares	(53,554)	(1,513,835)
Class C Shares	(40,996)	(1,099,347)
Class D Shares	(29,160,857)	(109,539,113)
Class I Shares	(2,024,331)	(9,821,692)
Class N Shares	2,265,003	28,173,220
Class R Shares	(31,116)	101,396
Class S Shares	(160,501)	(11,973)
Class T Shares	(12,624,679)	(45,418,799)
Net Increase/(Decrease) from Capital Share Transactions	(41,831,031)	(139,130,143)
Net Increase/(Decrease) in Net Assets	90,885,419	292,045,241
Net Assets:
Beginning of period	2,132,092,451	1,840,047,210
End of period	$2,222,977,870	$2,132,092,451

Undistributed Net Investment Income/(Loss)	$(394,154)	$13,894,060

(1) Period from August 4, 2017 (inception date) through September 30, 2017 for Class N Shares.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Select Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$16.16	$12.97	$12.40		$13.27	$11.69	$9.35
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(1)	0.10(1)	0.07(1)		0.08(1)	0.07(1)	0.07
Net realized and unrealized gain/(loss)	1.12	3.21	0.62		(0.88)	1.51	2.27
Total from Investment Operations	1.14	3.31	0.69		(0.80)	1.58	2.34
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.12)	(0.12)		(0.07)	—	—
Distributions (from capital gains)	—	—	—		—	—	—
Total Dividends and Distributions	(0.13)	(0.12)	(0.12)		(0.07)	—	—
Net Asset Value, End of Period	$17.17	$16.16	$12.97		$12.40	$13.27	$11.69
Total Return*	7.18%	25.74%	5.57%		(6.03)%	13.52%	25.03%
Net Assets, End of Period (in thousands)	$4,200	$3,951	$4,537		$5,007	$5,606	$7,427
Average Net Assets for the Period (in thousands)	$5,304	$4,294	$4,780		$5,786	$6,593	$9,256
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.01%	1.03%	1.06%		0.97%	1.05%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.01%	1.03%	1.06%		0.97%	1.05%	1.17%
Ratio of Net Investment Income/(Loss)	0.26%	0.67%	0.59%		0.58%	0.51%	0.23%
Portfolio Turnover Rate	23%	42%	58%		62%	55%	53%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$15.69	$12.59	$12.02	$12.90	$11.48	$9.25
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.04)(1)	(0.02)(1)	(0.02)(1)	(0.03)(1)	(0.04)(1)	(0.17)
Net realized and unrealized gain/(loss)	1.09	3.13	0.59	(0.85)	1.46	2.40
Total from Investment Operations	1.05	3.11	0.57	(0.88)	1.42	2.23
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.01)	—	—	—	—
Distributions (from capital gains)	—	—	—	—	—	—
Total Dividends and Distributions	(0.03)	(0.01)	—	—	—	—
Net Asset Value, End of Period	$16.71	$15.69	$12.59	$12.02	$12.90	$11.48
Total Return*	6.79%	24.76%	4.74%	(6.82)%	12.37%	24.11%
Net Assets, End of Period (in thousands)	$2,649	$2,521	$3,026	$3,471	$3,920	$4,333
Average Net Assets for the Period (in thousands)	$2,711	$2,738	$3,228	$3,866	$4,224	$4,976
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.78%	1.82%	1.86%	1.80%	1.88%	1.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.78%	1.82%	1.86%	1.80%	1.88%	1.93%
Ratio of Net Investment Income/(Loss)	(0.52)%	(0.13)%	(0.21)%	(0.25)%	(0.29)%	(0.54)%
Portfolio Turnover Rate	23%	42%	58%	62%	55%	53%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2018

Janus Henderson Global Select Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$16.06	$12.90	$12.33	$13.20	$11.68	$9.37
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(1)	0.12(1)	0.10(1)	0.09(1)	0.09(1)	0.06
Net realized and unrealized gain/(loss)	1.11	3.19	0.61	(0.86)	1.49	2.31
Total from Investment Operations	1.15	3.31	0.71	(0.77)	1.58	2.37
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.15)	(0.14)	(0.10)	(0.06)	(0.06)
Distributions (from capital gains)	—	—	—	—	—	—
Total Dividends and Distributions	(0.15)	(0.15)	(0.14)	(0.10)	(0.06)	(0.06)
Net Asset Value, End of Period	$17.06	$16.06	$12.90	$12.33	$13.20	$11.68
Total Return*	7.27%	25.91%	5.77%	(5.90)%	13.55%	25.38%
Net Assets, End of Period (in thousands)	$1,628,164	$1,560,200	$1,353,449	$1,403,376	$1,615,507	$1,548,438
Average Net Assets for the Period (in thousands)	$1,635,825	$1,427,056	$1,358,987	$1,615,199	$1,627,022	$1,508,289
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.85%	0.86%	0.88%	0.87%	0.86%	0.91%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.85%	0.86%	0.88%	0.87%	0.86%	0.91%
Ratio of Net Investment Income/(Loss)	0.43%	0.87%	0.78%	0.68%	0.74%	0.54%
Portfolio Turnover Rate	23%	42%	58%	62%	55%	53%

Class I Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$16.12	$12.94	$12.37	$13.24	$11.72	$9.37
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.05(1)	0.16(1)	0.11(1)	0.11(1)	0.11(1)	0.07
Net realized and unrealized gain/(loss)	1.10	3.18	0.62	(0.87)	1.49	2.32
Total from Investment Operations	1.15	3.34	0.73	(0.76)	1.60	2.39
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.16)	(0.16)	(0.11)	(0.08)	(0.04)
Distributions (from capital gains)	—	—	—	—	—	—
Total Dividends and Distributions	(0.15)	(0.16)	(0.16)	(0.11)	(0.08)	(0.04)
Net Asset Value, End of Period	$17.12	$16.12	$12.94	$12.37	$13.24	$11.72
Total Return*	7.27%	26.13%	5.95%	(5.79)%	13.73%	25.63%
Net Assets, End of Period (in thousands)	$15,584	$16,745	$20,189	$24,648	$35,503	$33,056
Average Net Assets for the Period (in thousands)	$14,631	$28,860	$22,610	$34,328	$34,589	$24,652
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.73%	0.75%	0.72%	0.73%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.73%	0.75%	0.72%	0.73%	0.76%
Ratio of Net Investment Income/(Loss)	0.54%	1.09%	0.89%	0.83%	0.87%	0.89%
Portfolio Turnover Rate	23%	42%	58%	62%	55%	53%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Select Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and the period ended September 30, 2017	2018	2017(1)
Net Asset Value, Beginning of Period	$16.09	$15.60
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.05	0.04
Net realized and unrealized gain/(loss)	1.11	0.45
Total from Investment Operations	1.16	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.17)	—
Net Asset Value, End of Period	$17.08	$16.09
Total Return*	7.33%	3.14%
Net Assets, End of Period (in thousands)	$33,239	$29,133
Average Net Assets for the Period (in thousands)	$32,897	$18,338
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.68%	0.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.68%	0.74%
Ratio of Net Investment Income/(Loss)	0.61%	1.61%
Portfolio Turnover Rate	23%	42%

Class R Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$15.99	$12.84	$12.23	$13.09	$11.59	$9.30
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.01)(2)	0.05(2)	0.03(2)	—(2)(3)	0.02(2)	(0.09)
Net realized and unrealized gain/(loss)	1.10	3.18	0.61	(0.85)	1.48	2.38
Total from Investment Operations	1.09	3.23	0.64	(0.85)	1.50	2.29
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.08)	(0.03)	(0.01)	—	—
Distributions (from capital gains)	—	—	—	—	—	—
Total Dividends and Distributions	(0.09)	(0.08)	(0.03)	(0.01)	—	—
Net Asset Value, End of Period	$16.99	$15.99	$12.84	$12.23	$13.09	$11.59
Total Return*	6.93%	25.25%	5.23%	(6.50)%	12.94%	24.62%
Net Assets, End of Period (in thousands)	$481	$484	$302	$325	$560	$919
Average Net Assets for the Period (in thousands)	$475	$366	$307	$406	$792	$1,696
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.43%	1.45%	1.46%	1.43%	1.44%	1.46%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.43%	1.45%	1.46%	1.43%	1.44%	1.46%
Ratio of Net Investment Income/(Loss)	(0.16)%	0.35%	0.21%	0.00%(4)	0.13%	(0.09)%
Portfolio Turnover Rate	23%	42%	58%	62%	55%	53%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through September 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) Less than 0.005%.

See Notes to Financial Statements.

22	MARCH 31, 2018

Janus Henderson Global Select Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$16.24	$13.04	$12.43	$13.32	$11.76	$9.48
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(1)(2)	0.09(1)	0.06(1)	0.06(1)	0.04(1)	0.16
Net realized and unrealized gain/(loss)	1.13	3.21	0.63	(0.89)	1.52	2.20
Total from Investment Operations	1.13	3.30	0.69	(0.83)	1.56	2.36
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.10)	(0.08)	(0.06)	—	(0.08)
Distributions (from capital gains)	—	—	—	—	—	—
Total Dividends and Distributions	(0.07)	(0.10)	(0.08)	(0.06)	—	(0.08)
Net Asset Value, End of Period	$17.30	$16.24	$13.04	$12.43	$13.32	$11.76
Total Return*	7.10%	25.51%	5.53%	(6.23)%	13.27%	25.00%
Net Assets, End of Period (in thousands)	$240	$379	$312	$383	$424	$733
Average Net Assets for the Period (in thousands)	$273	$349	$334	$452	$542	$1,071
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.18%	1.19%	1.20%	1.18%	1.19%	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.17%	1.16%	1.18%	1.15%	1.16%	1.18%
Ratio of Net Investment Income/(Loss)	0.02%	0.60%	0.48%	0.41%	0.34%	0.22%
Portfolio Turnover Rate	23%	42%	58%	62%	55%	53%

Class T Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$16.08	$12.91	$12.34	$13.21	$11.69	$9.37
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(1)	0.12(1)	0.09(1)	0.09(1)	0.09(1)	0.05
Net realized and unrealized gain/(loss)	1.12	3.19	0.61	(0.87)	1.48	2.32
Total from Investment Operations	1.15	3.31	0.70	(0.78)	1.57	2.37
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.14)	(0.13)	(0.09)	(0.05)	(0.05)
Distributions (from capital gains)	—	—	—	—	—	—
Total Dividends and Distributions	(0.14)	(0.14)	(0.13)	(0.09)	(0.05)	(0.05)
Net Asset Value, End of Period	$17.09	$16.08	$12.91	$12.34	$13.21	$11.69
Total Return*	7.28%	25.89%	5.70%	(5.95)%	13.46%	25.33%
Net Assets, End of Period (in thousands)	$538,422	$518,679	$458,233	$486,552	$567,919	$595,722
Average Net Assets for the Period (in thousands)	$543,048	$478,930	$466,452	$561,476	$596,800	$616,392
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	0.93%	0.94%	0.92%	0.93%	0.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	0.92%	0.93%	0.91%	0.92%	0.95%
Ratio of Net Investment Income/(Loss)	0.35%	0.81%	0.73%	0.64%	0.67%	0.49%
Portfolio Turnover Rate	23%	42%	58%	62%	55%	53%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Global Select Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are

24	MARCH 31, 2018

Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

Janus Investment Fund	25

Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2018.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $857,604,644 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

26	MARCH 31, 2018

Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

Restricted Cash

As of March 31, 2018, the Fund has restricted cash in the amount of $5,045,702. The restricted cash represents collateral pledged in relation to investment quota for China A Shares. The carrying value of the restricted cash approximates fair value.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2018 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

Janus Investment Fund	27

Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved

28	MARCH 31, 2018

Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased put options on various equity securities for the purpose of decreasing exposure to individual equity risk.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

Janus Investment Fund	29

Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

China A Shares

The Chinese government may permit a foreign investor to invest in China A Shares as a licensed Qualified Foreign Institutional Investor (“QFII”). QFII licenses are granted by the China Securities Regulatory Commission and an investment quota is granted by the State Administration of Foreign Exchange. Janus Capital has been granted a QFII license and an investment quota.

People’s Republic of China (“PRC”) regulations require QFIIs to entrust assets held in the PRC and to interact with government agencies through a China-based qualified custodian bank. Assets attributable to clients of Janus Capital will be held by the custodian in foreign exchange accounts and securities accounts in the joint name of Janus Capital and its clients, although the terms of the custody agreement make clear that the contents of the accounts belong to the clients, and not to Janus Capital.

During the period ended March 31, 2018, Janus Capital, in its capacity as a QFII, invested in China A Shares on behalf of the Fund. Repatriation of any invested capital is subject to approval by the regulator. Additionally, any repatriation of profits would be subject to an audit by a registered accountant in China, and subject to regulatory approval. In light of the foregoing, the Fund’s investment in China A Shares would be subject to the Fund’s limit of investing up to 15% of its net assets in illiquid investments. Current Chinese tax law is unclear whether capital gains realized on the Fund’s investments in China A shares will be subject to tax. Because management believes it is more likely than not that Chinese capital gains tax ultimately will not be imposed, the Fund does not accrue for such taxes.

As of March 31, 2018, the Fund has available investment quota of $5,045,702. The Fund is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances and may incur substantial delays in gaining access to its assets.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery

30	MARCH 31, 2018

Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

Janus Investment Fund	31

Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments as of March 31, 2018” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$1,161,212	$—	$—	$1,161,212
UBS AG	151,975	—	—	151,975

Total	$1,313,187	$—	$—	$1,313,187
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund generally does not exchange collateral on its forward currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. There were no securities on loan as of March 31, 2018.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

32	MARCH 31, 2018

Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.87% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2019. The previous expense limit (until Feb 1, 2018) was 0.94%. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Janus Investment Fund	33

Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Total compensation of $268,180 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2018. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $240,213 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2018.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

34	MARCH 31, 2018

Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2018 can be found in a table located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2018, Janus Henderson Distributors retained upfront sales charges of $598.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2018.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended March 31, 2018.

As of March 31, 2018, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	87	1
Class R Shares	-	-
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Janus Investment Fund	35

Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2017
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(1,689,272)	$ -	$ (1,689,272)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2018 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,674,781,205	$594,599,389	$(40,017,783)	$ 554,581,606

36	MARCH 31, 2018

Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended March 31, 2018		Year ended September 30, 2017(1)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	346,451	$ 5,880,638	65,956	$ 960,609
Reinvested dividends and distributions	2,262	38,288	3,022	39,681
Shares repurchased	(348,471)	(5,972,480)	(174,237)	(2,514,125)
Net Increase/(Decrease)	242	$ (53,554)	(105,259)	$ (1,513,835)
Class C Shares:
Shares sold	10,552	$ 172,077	3,549	$ 49,037
Reinvested dividends and distributions	207	3,424	179	2,294
Shares repurchased	(12,915)	(216,497)	(83,319)	(1,150,678)
Net Increase/(Decrease)	(2,156)	$ (40,996)	(79,591)	$ (1,099,347)
Class D Shares:
Shares sold	1,522,197	$ 25,934,607	2,075,744	$ 29,643,322
Reinvested dividends and distributions	808,412	13,597,491	1,133,593	14,770,722
Shares repurchased	(4,039,004)	(68,692,955)	(11,019,032)	(153,953,157)
Net Increase/(Decrease)	(1,708,395)	$(29,160,857)	(7,809,695)	$(109,539,113)
Class I Shares:
Shares sold	217,927	$ 3,739,418	1,760,294	$ 25,095,174
Reinvested dividends and distributions	5,627	94,925	16,266	212,435
Shares repurchased	(352,399)	(5,858,674)	(2,298,007)	(35,129,301)
Net Increase/(Decrease)	(128,845)	$ (2,024,331)	(521,447)	$ (9,821,692)
Class N Shares:
Shares sold	367,112	$ 6,155,117	1,823,617	$ 28,376,433
Reinvested dividends and distributions	19,172	322,658	-	-
Shares repurchased	(251,291)	(4,212,772)	(12,820)	(203,213)
Net Increase/(Decrease)	134,993	$ 2,265,003	1,810,797	$ 28,173,220
Class R Shares:
Shares sold	2,240	$ 37,836	11,058	$ 162,905
Reinvested dividends and distributions	137	2,295	129	1,679
Shares repurchased	(4,349)	(71,247)	(4,409)	(63,188)
Net Increase/(Decrease)	(1,972)	$ (31,116)	6,778	$ 101,396
Class S Shares:
Shares sold	1,057	$ 18,145	13,055	$ 187,967
Reinvested dividends and distributions	58	994	176	2,331
Shares repurchased	(10,619)	(179,640)	(13,823)	(202,271)
Net Increase/(Decrease)	(9,504)	$ (160,501)	(592)	$ (11,973)
Class T Shares:
Shares sold	1,288,612	$ 21,953,415	2,691,405	$ 38,956,005
Reinvested dividends and distributions	256,631	4,321,659	361,809	4,725,222
Shares repurchased	(2,279,569)	(38,899,753)	(6,287,595)	(89,100,026)
Net Increase/(Decrease)	(734,326)	$(12,624,679)	(3,234,381)	$ (45,418,799)
(1)	Period from August 4, 2017 (inception date) through September 30, 2017 for Class N Shares.

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Janus Investment Fund	37

Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$509,387,695	$ 505,737,023	$ -	$ -

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

38	MARCH 31, 2018

Janus Henderson Global Select Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

Janus Investment Fund	39

Janus Henderson Global Select Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

40	MARCH 31, 2018

Janus Henderson Global Select Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

Janus Investment Fund	41

Janus Henderson Global Select Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

42	MARCH 31, 2018

Janus Henderson Global Select Fund

Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

Janus Investment Fund	43

Janus Henderson Global Select Fund

Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

44	MARCH 31, 2018

Janus Henderson Global Select Fund

Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

Janus Investment Fund	45

Janus Henderson Global Select Fund

Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

46	MARCH 31, 2018

Janus Henderson Global Select Fund

Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	47

Janus Henderson Global Select Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

48	MARCH 31, 2018

Janus Henderson Global Select Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Investment Fund	49

Janus Henderson Global Select Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

50	MARCH 31, 2018

Janus Henderson Global Select Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Janus Investment Fund	51

Janus Henderson Global Select Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

52	MARCH 31, 2018

Janus Henderson Global Select Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	53

Janus Henderson Global Select Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

54	MARCH 31, 2018

Janus Henderson Global Select Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	55

Janus Henderson Global Select Fund

Notes

NotesPage1

56	MARCH 31, 2018

Janus Henderson Global Select Fund

Notes

NotesPage2

Janus Investment Fund	57

Janus Henderson Global Select Fund

Notes

NotesPage3

58	MARCH 31, 2018

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-24-93046 05-18

SEMIANNUAL REPORT March 31, 2018

Janus Henderson Global Technology Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Technology Fund

Janus Henderson Global Technology Fund (unaudited)

FUND SNAPSHOT

Our mission is to find companies that benefit from the high pace of change in technology. We believe technology markets are complex, adaptive systems that demonstrate emergent properties and inherently unpredictable changes. We construct a portfolio with special attention to downside risk that seeks to balance resilience and optionality. Combined with deep fundamental industry analysis and thoughtful valuation and scenario analysis, we seek to invest in stocks that have the potential to outperform without relying on difficult predictions about the future.

Denny Fish co-portfolio manager	Brad Slingerlend co-portfolio manager

PERFORMANCE

Janus Henderson Global Technology Fund’s Class I Shares returned 16.16% over the six-month period ended March 31, 2018. The Fund’s primary benchmark, the S&P 500® Index, returned 5.84%, and its secondary benchmark, the MSCI All Country World Information Technology IndexSM, returned 11.53% during the period.

MARKET ENVIRONMENT

The global technology sector led markets during the period, despite a late-March setback as privacy concerns were raised with regard to certain mega-cap Internet names. Stocks, in general, rallied for much of the period in anticipation of tax-reform in the U.S. After a winter correction, most of the lost ground was recovered before March’s sell-off, of which tech bore much of the brunt. Still, all subsectors within the benchmark, with the exception of electronic components generated positive returns during the period. Communications equipment, semiconductors and systems software delivered the strongest returns within the benchmark.

PERFORMANCE DISCUSSION

The Fund outperformed its primary benchmark. Outperformance was largely driven by our selection of applications software and Internet software and services stocks. The Fund’s semiconductors and data processing and outsourced services stocks weighed most on relative results.

The stock of Zendesk rose steadily over the period. The cloud-based provider of solutions for small- and medium-size businesses reported quarterly results that saw revenue beat expectations and its operating loss not reach the level feared by the market. Perhaps more important for investors, both current-quarter and full-year revenue estimates exceeded consensus expectations. Later in the period, management provided a sanguine view of the company’s growth prospects. New sales have accelerated and a higher proportion of this mix is moving toward higher-value, upstream services. Also, management intends to move beyond its small- to mid-size customer base and target the call center market as well. Overall, the combination of the company’s total accessible market and Zendesk’s impressive customer retention rate, in our view, infers a visible path toward sustained revenue growth.

Despite coming under pressure in late March, Amazon remained one of the period’s leading contributors. The stock rose in January on optimism about U.S. tax reform, as well as on strong U.S. economic data. As evidenced by its fourth quarter 2017 earnings report, released in February, management has the company running on all cylinders. Both revenue and earnings per share exceeded consensus expectations, with top-line growth climbing 36% to $60.45 billion, year over year, on a constant-currency basis. Revenue in the core retail division and its third-party marketplace rose 17% and 38%, respectively. Revenue within Amazon Prime increased by 49% as the division added more members in 2017 – both domestically and abroad – than in any previous year. And the company’s cloud division, AWS, delivered 44% revenue growth. Operating profitability, as measured by earnings before interest and taxes (EBIT), also improved, expanding by 65 basis points to 3.5%. The performance reflected in these results is what continues to attract us to Amazon. The opportunities for expanding both its core retail business and AWS are immense. While we monitor regulatory and policy risk of all our holdings, we believe that the late-period selling pressure was more related to privacy issues concerning Facebook than any development specifically related to Amazon.

Janus Investment Fund	1

Janus Henderson Global Technology Fund (unaudited)

Software maker Adobe rose midway through the period due, in part, to bullish comments from management. The company believes its Creative Cloud suite should benefit from both pricing and new-subscriber growth. As many of these new customers will be channeled through the company’s website, the incremental operating margin should be close to 100%. Similarly, any price increases should fall straight to the bottom line. Management also stated that it sees a long runway for growth, as the digitization of the economy is just ramping up. Specifically, it called out international opportunities. Later, Adobe released an earnings report in which it exceeded consensus expectations for both revenue and earnings per share. A highlight of the report was a 570 basis point year-over-year increase in operating margins to 41.9%. Guidance for the second quarter was slightly ahead of market expectations, and management was quick to point out emerging markets are beginning to contribute to subscriber growth.

While Facebook was the largest detractor from performance on an absolute basis, the Fund’s underweight to the social media giant helped stem the damage relative to the benchmark. Late in the period, news that an outside consulting firm had disseminated Facebook user data brought indignation on the company. Investors fled as they factored in scenarios ranging from greater regulatory scrutiny to users deleting their accounts or restricting their privacy settings. The latter would limit the breadth of data collected by Facebook and likely diminish the value of advertisements on the platform. The range of outcomes has increased, especially given that Europe is on the cusp of implementing enhanced data protection. As such, while Facebook still has an enviable user base and multiple levers that management can pull to boost earnings remain, we are comfortable with our underweight at this time.

Chinese Internet travel company Ctrip detracted from results. One reason for underperformance was the company’s move to unbundle certain services on its website. As a result, sales of trip insurance saw diminished volumes. Another factor was negative publicity stemming from a company-involved incident that went viral on social media. While this exerted temporary pressure on the stock, we believe that a greater concern is the market’s reaction to other Chinese Internet giants moving into the travel space. We are aware of the shifting competitive landscape but believe that Ctrip is in a strong position as it offers a best-in-class user experience.

Liberty Media Corp, the owner of Formula 1 motor sports among other sports and media assets, saw its shares slide over the period. Formula 1 was acquired by Liberty early last year and the new ownership group is in the process of leveraging the widely known racing franchise to increase viewership to drive earnings growth. The strategy has started to bear fruit as unique TV viewers in 2017 registered the first annual increase in seven years. Later in the period, the company released a fourth-quarter earnings report in which both revenue and operating profit exceeded market expectations. The period’s stock weakness was likely attributed threats by Ferrari to leave the sport due to changes that Liberty has proposed, including those to engines. We believe that Ferrari’s position is likely a negotiating tactic and that the risk of an exit by Ferrari, or other suppliers, is likely overblown.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the fund.

OUTLOOK

As illustrated by recent earnings reports, the themes which we favor continue to build momentum. The cloud, the Internet of Things and the enhanced data analytics made possible by artificial intelligence (AI) are forces that, in our view, will reshape how businesses and consumers interact with technology. The complementary nature of these themes should help propel this virtuous circle, creating more opportunity for the SaaS, semiconductor and analytics companies delivering the next generation of products.

We accept that regulatory risk is out there, more so in Europe than in the U.S. While we don’t expect online privacy to be a major focus of the Trump administration, we do consider it possible that Congress may enact legislation akin to Europe’s General Data Protection Regulation, which goes into effect next month. The international competitive landscape is also a source of potential risk. There is the chance that the administration – through regulations or tit-for-tat trade skirmishes – places burdens on U.S. tech companies. Such eventualities could open the door for Chinese tech firms to take away market share from their more-established U.S. peers.

In aggregate, sector valuations remain elevated, but are not extreme. But we cannot paint the disparate segments of the sector with the same brush. The risk of adverse outcomes to certain Internet names merits a higher discount rate. Valuations for our favored SaaS,

2	MARCH 31, 2018

Janus Henderson Global Technology Fund (unaudited)

semiconductor and AI companies are less of a concern. We still believe that the market has yet to fully appreciate the magnitude of this opportunity and that earnings will continue to surprise to the upside as the broader economy integrates a range of new technologies and manners in which to deploy them.

The Fund delivered a strong period, outpacing the return of its benchmark. The period reinforces our view on the merits of actively managing one’s technology exposure. Being underweight to larger Internet names that currently have an elevated level of risk aided relative performance, as did our bias toward midcap companies. The Fund’s ability to gain exposure to private companies and firms outside of the sector – with towers and media two examples of the latter – are also levers we can pull to lower correlations to the broader technology market when conditions merit such steps.

Thank you for your investment in Janus Henderson Global Technology Fund.

Janus Investment Fund	3

Janus Henderson Global Technology Fund (unaudited)

Fund At A Glance

March 31, 2018

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Microsoft Corp	1.39%	Facebook Inc	-0.16%
	Zendesk Inc	1.32%	Ctrip.com International Ltd (ADR)	-0.13%
	Amazon.com Inc	1.16%	Gartner Inc	-0.12%
	Adobe Systems Inc	1.12%	Liberty Media Corp-Liberty Formula One	-0.11%
	salesforce.com Inc	0.94%	BYD Co Ltd	-0.10%

	4 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI All Country World Information Technology Index
		Contribution	(Average % of Equity)	Weighting
	Information Technology	3.97%	83.91%	100.00%
	Consumer Discretionary	1.00%	9.91%	0.00%
	Industrials	0.18%	0.70%	0.00%
	Financials	0.02%	0.01%	0.00%

	2 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI All Country World Information Technology Index
		Contribution	(Average % of Equity)	Weighting
	Real Estate	-0.26%	2.86%	0.00%
	Other**	-0.14%	2.61%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

4	MARCH 31, 2018

Janus Henderson Global Technology Fund (unaudited)

Fund At A Glance

March 31, 2018

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	5.6%
Alphabet Inc - Class C
Internet Software & Services	5.4%
Tencent Holdings Ltd
Internet Software & Services	4.2%
salesforce.com Inc
Software	3.8%
Alibaba Group Holding Ltd (ADR)
Internet Software & Services	3.3%
22.3%

Asset Allocation - (% of Net Assets)
Common Stocks	97.2%
Investment Companies	4.1%
Other	(1.3)%
100.0%

Emerging markets comprised 15.8% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2018	As of September 30, 2017

Janus Investment Fund	5

Janus Henderson Global Technology Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2018						per the January 26, 2018 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	16.04%	37.10%	20.57%	14.57%	8.92%	1.03%
Class A Shares at MOP	9.35%	29.20%	19.15%	13.89%	8.58%
Class C Shares at NAV	15.63%	36.10%	19.74%	13.75%	8.14%	1.77%
Class C Shares at CDSC	14.63%	35.10%	19.74%	13.75%	8.14%
Class D Shares(1)	16.13%	37.33%	20.81%	14.78%	9.09%	0.85%
Class I Shares	16.16%	37.44%	20.92%	14.72%	9.06%	0.75%
Class N Shares	16.21%	37.55%	20.74%	14.72%	9.06%	0.69%
Class S Shares	15.92%	36.88%	20.43%	14.43%	8.77%	1.18%
Class T Shares	16.07%	37.22%	20.74%	14.72%	9.06%	0.93%
S&P 500 Index	5.84%	13.99%	13.31%	9.49%	6.05%
MSCI All Country World Information Technology Index	11.53%	29.44%	18.81%	11.86%	5.51%
Morningstar Quartile - Class T Shares	-	1st	2nd	1st	1st
Morningstar Ranking - based on total returns for Technology Funds	-	26/212	78/185	29/170	32/97

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through February 1, 2019.

6	MARCH 31, 2018

Janus Henderson Global Technology Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on January 27, 2017. Performance shown for periods prior to January 27, 2017, reflects the historical performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund's commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund's prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 31, 1998.

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson Global Technology Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/17)	Ending Account Value (3/31/18)	Expenses Paid During Period (10/1/17 - 3/31/18)†	Beginning Account Value (10/1/17)	Ending Account Value (3/31/18)	Expenses Paid During Period (10/1/17 - 3/31/18)†	Net Annualized Expense Ratio (10/1/17 - 3/31/18)
Class A Shares	$1,000.00	$1,160.40	$5.44	$1,000.00	$1,019.90	$5.09	1.01%
Class C Shares	$1,000.00	$1,156.30	$9.46	$1,000.00	$1,016.16	$8.85	1.76%
Class D Shares	$1,000.00	$1,161.30	$4.53	$1,000.00	$1,020.74	$4.23	0.84%
Class I Shares	$1,000.00	$1,161.60	$4.10	$1,000.00	$1,021.14	$3.83	0.76%
Class N Shares	$1,000.00	$1,162.10	$3.72	$1,000.00	$1,021.49	$3.48	0.69%
Class S Shares	$1,000.00	$1,159.20	$6.41	$1,000.00	$1,019.00	$5.99	1.19%
Class T Shares	$1,000.00	$1,160.70	$5.01	$1,000.00	$1,020.29	$4.68	0.93%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	MARCH 31, 2018

Janus Henderson Global Technology Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – 97.2%
Aerospace & Defense – 0.4%
Axon Enterprise Inc*,#	242,362	$9,527,250
Air Freight & Logistics – 0.3%
BEST Inc (ADR)*,#	656,667	6,763,670
Automobiles – 0.5%
BYD Co Ltd	1,599,500	12,604,394
Communications Equipment – 1.4%
CommScope Holding Co Inc*	560,366	22,397,829
Switch Inc#	834,230	13,272,599
		35,670,428
Electronic Equipment, Instruments & Components – 6.2%
Amphenol Corp	807,204	69,524,480
Flex Ltd*	1,813,314	29,611,418
National Instruments Corp	560,554	28,347,216
TE Connectivity Ltd	369,619	36,924,938
		164,408,052
Equity Real Estate Investment Trusts (REITs) – 3.1%
American Tower Corp	283,277	41,171,479
Crown Castle International Corp	142,646	15,635,428
Equinix Inc	61,101	25,548,772
		82,355,679
Household Durables – 0.8%
Sony Corp	455,900	22,205,131
Information Technology Services – 4.6%
Amdocs Ltd	381,189	25,432,930
Black Knight Inc*	277,067	13,049,856
Gartner Inc*	402,000	47,283,240
InterXion Holding NV*	210,048	13,046,081
Worldpay Inc*	273,718	22,103,259
		120,915,366
Internet & Direct Marketing Retail – 6.7%
Amazon.com Inc*	54,224	78,480,564
Booking Holdings Inc*	16,630	34,596,886
Ctrip.com International Ltd (ADR)*	502,618	23,432,051
MakeMyTrip Ltd*	306,252	10,626,944
Netflix Inc*	101,120	29,865,792
Netshoes Cayman Ltd*,#	211,811	1,253,921
		178,256,158
Internet Software & Services – 21.4%
Alibaba Group Holding Ltd (ADR)*	469,727	86,213,694
Alphabet Inc - Class A*	12,033	12,479,906
Alphabet Inc - Class C*	139,684	144,124,554
Baozun Inc (ADR)*,#	156,694	7,189,121
Care.com Inc*	405,808	6,602,496
ChannelAdvisor Corp*	465,407	4,235,204
Coupa Software Inc*	342,649	15,631,647
Etsy Inc*	714,224	20,041,125
Facebook Inc*	355,060	56,735,037
Instructure Inc*	191,126	8,055,961
Magic Leap Inc*,¢,§	339,269	9,160,263
MercadoLibre Inc	76,791	27,367,544
MuleSoft Inc*	233,612	10,274,256
Okta Inc*	720,013	28,692,518
Tencent Holdings Ltd	2,088,800	111,192,916
Yext Inc*,#	306,613	3,878,654
Zillow Group Inc*	292,625	15,743,225
		567,618,121
Media – 2.8%
Cable One Inc	20,111	13,818,469
Liberty Media Corp-Liberty Formula One*	456,085	14,070,222

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Technology Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – (continued)
Media – (continued)
Twenty-First Century Fox Inc - Class A	558,320	$20,484,761
Walt Disney Co	264,214	26,537,654
		74,911,106
Professional Services – 1.0%
CoStar Group Inc*	75,757	27,475,549
Real Estate Management & Development – 0.2%
Redfin Corp*,#	219,465	5,010,386
Semiconductor & Semiconductor Equipment – 15.2%
ASML Holding NV	271,280	53,665,373
Broadcom Ltd	211,299	49,792,609
Lam Research Corp	180,123	36,593,789
Microchip Technology Inc	850,722	77,721,962
ON Semiconductor Corp*	514,070	12,574,152
Taiwan Semiconductor Manufacturing Co Ltd	8,415,000	71,524,155
Texas Instruments Inc	474,618	49,308,064
Xilinx Inc	693,224	50,078,502
		401,258,606
Software – 28.2%
Activision Blizzard Inc	947,051	63,888,060
Adobe Systems Inc*	367,967	79,510,309
Atlassian Corp PLC*	234,927	12,667,264
Blackbaud Inc	103,213	10,508,116
Cadence Design Systems Inc*	903,841	33,234,234
Constellation Software Inc/Canada	33,878	22,989,019
Guidewire Software Inc*	121,389	9,811,873
Intuit Inc	118,702	20,576,992
Lyft Inc*,¢,§	281,116	11,173,265
Microsoft Corp	1,612,663	147,187,752
Nexon Co Ltd*	872,000	14,794,635
Nice Ltd (ADR)*	117,114	11,000,518
Nintendo Co Ltd	27,600	12,309,047
SailPoint Technologies Holding Inc*	497,694	10,297,289
salesforce.com Inc*	873,467	101,584,212
SS&C Technologies Holdings Inc	285,593	15,319,209
Take-Two Interactive Software Inc*	79,966	7,819,075
Tyler Technologies Inc*	185,680	39,171,053
Ubisoft Entertainment SA*	126,952	10,722,663
Ultimate Software Group Inc*	186,405	45,426,898
Zendesk Inc*	1,380,905	66,103,922
		746,095,405
Technology Hardware, Storage & Peripherals – 4.4%
Apple Inc	327,570	54,959,695
Samsung Electronics Co Ltd	26,295	61,282,486
		116,242,181
Total Common Stocks (cost $1,553,387,890)		2,571,317,482
Investment Companies – 4.1%
Investments Purchased with Cash Collateral from Securities Lending – 0.9%
Janus Henderson Cash Collateral Fund LLC, 1.5300%ºº,£	23,321,614	23,321,614
Money Markets – 3.2%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº,£	85,604,409	85,604,409
Total Investment Companies (cost $108,926,023)		108,926,023
Total Investments (total cost $1,662,313,913) – 101.3%		2,680,243,505
Liabilities, net of Cash, Receivables and Other Assets – (1.3)%		(33,456,236)
Net Assets – 100%		$2,646,787,269

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2018

Janus Henderson Global Technology Fund

Schedule of Investments (unaudited)

March 31, 2018

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,087,392,878	77.9%
China	247,395,846	9.2
Taiwan	71,524,155	2.7
Netherlands	66,711,454	2.5
South Korea	61,282,486	2.3
Japan	49,308,813	1.8
Brazil	28,621,465	1.1
Canada	22,989,019	0.8
Australia	12,667,264	0.5
Israel	11,000,518	0.4
France	10,722,663	0.4
India	10,626,944	0.4

Total	$2,680,243,505	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

Dividend Income(1)		Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/18
Investment Companies – 4.1%
Investments Purchased with Cash Collateral from Securities Lending – 0.9%
Janus Henderson Cash Collateral Fund LLC, 1.5300%ºº	$1,184,145∆	$—	$—	$23,321,614
Money Markets – 3.2%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº	411,196	—	—	85,604,409

Total Affiliated Investments – 4.1%	$1,595,341	$—	$—	$108,926,023

(1) For securities that were affiliated for a portion of the period ended March 31, 2018, this column reflects amounts for the entire period ended March 31, 2018 and not just the period in which the security was affiliated.

Share Balance at 9/30/17		Purchases	Sales	Share Balance at 3/31/18
Investment Companies – 4.1%
Investments Purchased with Cash Collateral from Securities Lending – 0.9%
Janus Henderson Cash Collateral Fund LLC, 1.5300%ºº	38,521,647	248,548,688	(263,748,721)	23,321,614
Money Markets – 3.2%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº	7,088,209	293,912,200	(215,396,000)	85,604,409

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Technology Fund

Schedule of Investments (unaudited)

March 31, 2018

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America:
Japanese Yen	5/2/18	(98,505,000)	$931,604	$3,894
Barclays Capital, Inc.:
Japanese Yen	4/26/18	(528,000,000)	4,993,475	22,873
Citibank NA:
British Pound	4/26/18	(336,000)	473,215	1,387
British Pound	4/26/18	(3,611,000)	5,000,152	(70,595)
Japanese Yen	4/26/18	(469,384,000)	4,438,745	19,956

				(49,252)
HSBC Securities (USA), Inc.:
Japanese Yen	5/2/18	(464,400,000)	4,394,606	20,934
JPMorgan Chase & Co.:
Japanese Yen	4/26/18	(1,087,727,000)	10,286,020	46,137
Total				$44,586

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2018.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2018

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$115,181

Liability Derivatives:
Forward foreign currency exchange contracts	$ 70,595

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	MARCH 31, 2018

Janus Henderson Global Technology Fund

Schedule of Investments (unaudited)

March 31, 2018

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2018.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2018

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$(1,103,973)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ (71,224)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended March 31, 2018

Market Value
Forward foreign currency exchange contracts, sold	$21,965,449

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Technology Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World Information Technology IndexSM	MSCI All Country World Information Technology IndexSM reflects the performance of information technology stocks from developed and emerging markets.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2018.

#	Loaned security; a portion of the security is on loan at March 31, 2018.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2018)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Lyft Inc	12/17/15 - 11/10/17	$8,933,393	$11,173,265	0.4%
Magic Leap Inc	10/5/17	9,160,263	9,160,263	0.4
Total		$18,093,656	$20,333,528	0.8%

The Fund has registration rights for certain restricted securities held as of March 31, 2018. The issuer incurs all registration costs.

14	MARCH 31, 2018

Janus Henderson Global Technology Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Automobiles	$-	$12,604,394	$-
Household Durables	-	22,205,131	-
Information Technology Services	98,812,107	22,103,259	-
Internet Software & Services	447,264,942	111,192,916	9,160,263
Semiconductor & Semiconductor Equipment	276,069,078	125,189,528	-
Software	697,095,795	37,826,345	11,173,265
Technology Hardware, Storage & Peripherals	54,959,695	61,282,486	-
All Other	584,378,278	-	-
Investment Companies	-	108,926,023	-
Total Investments in Securities	$2,158,579,895	$501,330,082	$20,333,528
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	115,181	-
Total Assets	$2,158,579,895	$501,445,263	$20,333,528
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$70,595	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	15

Janus Henderson Global Technology Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2018

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	$2,571,317,482
Affiliated investments, at value(3)	108,926,023
Cash	152,783
Forward foreign currency exchange contracts	115,181
Closed foreign currency contracts	803
Non-interested Trustees' deferred compensation	53,087
Receivables:
Fund shares sold	3,090,907
Dividends	1,586,341
Investments sold	958,558
Dividends from affiliates	95,350
Foreign tax reclaims	4,834
Other assets	15,410
Total Assets	2,686,316,759
Liabilities:
Collateral for securities loaned (Note 3)	23,321,614
Forward foreign currency exchange contracts	70,595
Payables:	—
Investments purchased	11,483,006
Fund shares repurchased	2,221,367
Advisory fees	1,507,859
Transfer agent fees and expenses	482,458
12b-1 Distribution and shareholder servicing fees	98,059
Non-interested Trustees' deferred compensation fees	53,087
Professional fees	25,550
Fund administration fees	18,377
Non-interested Trustees' fees and expenses	17,247
Custodian fees	6,801
Accrued expenses and other payables	223,470
Total Liabilities	39,529,490
Net Assets	$2,646,787,269

See Notes to Financial Statements.

16	MARCH 31, 2018

Janus Henderson Global Technology Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2018

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,558,522,509
Undistributed net investment income/(loss)	(2,556,333)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	72,839,516
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,017,981,577
Total Net Assets	$2,646,787,269
Net Assets - Class A Shares	$123,507,884
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,798,210
Net Asset Value Per Share(4)	$32.52
Maximum Offering Price Per Share(5)	$34.50
Net Assets - Class C Shares	$76,718,972
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,564,555
Net Asset Value Per Share(4)	$29.92
Net Assets - Class D Shares	$1,387,916,790
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	41,785,554
Net Asset Value Per Share	$33.22
Net Assets - Class I Shares	$232,396,541
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,942,419
Net Asset Value Per Share	$33.47
Net Assets - Class N Shares	$9,866,240
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	297,960
Net Asset Value Per Share	$33.11
Net Assets - Class S Shares	$6,919,656
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	215,757
Net Asset Value Per Share	$32.07
Net Assets - Class T Shares	$809,461,186
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	24,508,402
Net Asset Value Per Share	$33.03

(1) Includes cost of $1,553,387,890.

(2) Includes $22,669,535 of securities on loan. See Note 3 in Notes to Financial Statements.

(3) Includes cost of $108,926,023.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Technology Fund

Statement of Operations (unaudited)

For the period ended March 31, 2018

Investment Income:
Dividends	$8,393,698
Affiliated securities lending income, net	1,184,145
Dividends from affiliates	411,196
Other income	86
Foreign tax withheld	(271,636)
Total Investment Income	9,717,489
Expenses:
Advisory fees	7,820,081
12b-1 Distribution and shareholder servicing fees:
Class A Shares	148,471
Class C Shares	371,641
Class S Shares	7,408
Transfer agent administrative fees and expenses:
Class D Shares	781,453
Class S Shares	7,408
Class T Shares	907,226
Transfer agent networking and omnibus fees:
Class A Shares	36,931
Class C Shares	24,764
Class I Shares	72,031
Other transfer agent fees and expenses:
Class A Shares	7,220
Class C Shares	3,965
Class D Shares	138,936
Class I Shares	4,722
Class N Shares	143
Class S Shares	61
Class T Shares	7,292
Registration fees	128,620
Shareholder reports expense	126,464
Fund administration fees	95,308
Professional fees	66,269
Custodian fees	49,314
Non-interested Trustees’ fees and expenses	39,591
Short sales dividends expense	35,482
Short sale fees and expenses	31,518
Other expenses	44,150
Total Expenses	10,956,469
Less: Excess Expense Reimbursement and Waivers	(15,240)
Net Expenses	10,941,229
Net Investment Income/(Loss)	(1,223,740)

See Notes to Financial Statements.

18	MARCH 31, 2018

Janus Henderson Global Technology Fund

Statement of Operations (unaudited)

For the period ended March 31, 2018

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$82,787,762
Forward foreign currency exchange contracts	(1,103,973)
Short sales	(108,771)
Total Net Realized Gain/(Loss) on Investments	81,575,018
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	266,963,439
Forward foreign currency exchange contracts	(71,224)
Short sales	1,002,168
Total Change in Unrealized Net Appreciation/Depreciation	267,894,383
Net Increase/(Decrease) in Net Assets Resulting from Operations	$348,245,661

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Technology Fund

Statements of Changes in Net Assets

	Period ended March 31, 2018 (unaudited)	Year ended September 30, 2017(1)

Operations:
Net investment income/(loss)	$(1,223,740)	$(793,702)
Net realized gain/(loss) on investments	81,575,018	151,152,997
Change in unrealized net appreciation/depreciation	267,894,383	296,585,043
Net Increase/(Decrease) in Net Assets Resulting from Operations	348,245,661	446,944,338
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(7,949)	—
Class D Shares	(84,477)	—
Class I Shares	(85,775)	—
Class N Shares	(3,923)	—
Total Dividends from Net Investment Income	(182,124)	—
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(4,372,259)	(1,492,249)
Class C Shares	(2,928,751)	(723,050)
Class D Shares	(46,523,621)	(78,920,936)
Class I Shares	(7,357,527)	(4,648,507)
Class N Shares	(268,463)	(216,457)
Class S Shares	(211,714)	(647,983)
Class T Shares	(26,303,648)	(39,064,689)
Total Distributions from Net Realized Gain from Investment Transactions	(87,965,983)	(125,713,871)
Net Decrease from Dividends and Distributions to Shareholders	(88,148,107)	(125,713,871)
Capital Share Transactions: (Note 6)
Class A Shares	2,922,803	86,722,956
Class C Shares	(958,781)	59,290,529
Class D Shares	98,990,866	147,290,480
Class I Shares	33,610,695	117,833,992
Class N Shares	3,081,542	5,686,063
Class S Shares	1,394,863	(2,127,614)
Class T Shares	132,878,443	111,810,655
Net Increase/(Decrease) from Capital Share Transactions	271,920,431	526,507,061
Net Increase/(Decrease) in Net Assets	532,017,985	847,737,528
Net Assets:
Beginning of period	2,114,769,284	1,267,031,756
End of period	$2,646,787,269	$2,114,769,284

Undistributed Net Investment Income/(Loss)	$(2,556,333)	$(1,150,469)

(1) Period from January 27, 2017 (inception date) through September 30, 2017 for Class N Shares.

See Notes to Financial Statements.

20	MARCH 31, 2018

Janus Henderson Global Technology Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$29.11	$24.11	$20.80		$24.21	$22.84	$18.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.03)(1)	(0.05)(1)	(0.04)(1)		—(1)(2)	(0.02)(1)	0.01
Net realized and unrealized gain/(loss)	4.62	7.29	5.03		0.44	3.18	4.43
Total from Investment Operations	4.59	7.24	4.99		0.44	3.16	4.44
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	—	(0.04)		—	—	—
Distributions (from capital gains)	(1.18)	(2.24)	(1.64)		(3.85)	(1.79)	(0.07)
Total Dividends and Distributions	(1.18)	(2.24)	(1.68)		(3.85)	(1.79)	(0.07)
Net Asset Value, End of Period	$32.52	$29.11	$24.11		$20.80	$24.21	$22.84
Total Return*	16.04%	31.84%	25.20%		1.63%	14.49%	24.11%
Net Assets, End of Period (in thousands)	$123,508	$107,783	$12,832		$9,423	$8,617	$5,849
Average Net Assets for the Period (in thousands)	$119,023	$44,671	$11,091		$10,126	$7,596	$4,439
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.01%	1.03%	1.08%		1.08%	1.11%	1.09%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.01%	1.03%	1.08%		1.08%	1.11%	1.09%
Ratio of Net Investment Income/(Loss)	(0.21)%	(0.18)%	(0.20)%		0.01%	(0.08)%	(0.10)%
Portfolio Turnover Rate	10%	30%	42%		39%	57%	36%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$26.96	$22.63	$19.70	$23.26	$22.16	$18.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.14)(1)	(0.23)(1)	(0.18)(1)	(0.14)(1)	(0.18)(1)	(0.02)
Net realized and unrealized gain/(loss)	4.28	6.80	4.75	0.43	3.07	4.21
Total from Investment Operations	4.14	6.57	4.57	0.29	2.89	4.19
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(1.18)	(2.24)	(1.64)	(3.85)	(1.79)	(0.07)
Total Dividends and Distributions	(1.18)	(2.24)	(1.64)	(3.85)	(1.79)	(0.07)
Net Asset Value, End of Period	$29.92	$26.96	$22.63	$19.70	$23.26	$22.16
Total Return*	15.63%	30.91%	24.39%	0.97%	13.67%	23.29%
Net Assets, End of Period (in thousands)	$76,719	$70,002	$5,992	$4,702	$3,031	$2,152
Average Net Assets for the Period (in thousands)	$74,499	$27,163	$5,295	$4,137	$2,672	$1,506
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.76%	1.77%	1.75%	1.72%	1.82%	1.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.76%	1.77%	1.75%	1.72%	1.82%	1.81%
Ratio of Net Investment Income/(Loss)	(0.97)%	(0.91)%	(0.87)%	(0.64)%	(0.81)%	(0.83)%
Portfolio Turnover Rate	10%	30%	42%	39%	57%	36%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Technology Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$29.69	$24.50	$21.11	$24.49	$23.04	$18.60
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.01)(1)	—(1)(2)	—(1)(2)	0.04(1)	0.03(1)	0.02
Net realized and unrealized gain/(loss)	4.72	7.43	5.11	0.46	3.21	4.49
Total from Investment Operations	4.71	7.43	5.11	0.50	3.24	4.51
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	—	(0.08)	(0.03)	—	—
Distributions (from capital gains)	(1.18)	(2.24)	(1.64)	(3.85)	(1.79)	(0.07)
Total Dividends and Distributions	(1.18)	(2.24)	(1.72)	(3.88)	(1.79)	(0.07)
Net Asset Value, End of Period	$33.22	$29.69	$24.50	$21.11	$24.49	$23.04
Total Return*	16.13%	32.12%	25.41%	1.87%	14.73%	24.31%
Net Assets, End of Period (in thousands)	$1,387,917	$1,147,818	$805,754	$669,625	$705,264	$655,911
Average Net Assets for the Period (in thousands)	$1,304,752	$958,246	$716,771	$727,258	$699,807	$596,429
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.84%	0.85%	0.88%	0.90%	0.88%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.84%	0.85%	0.88%	0.90%	0.88%	0.92%
Ratio of Net Investment Income/(Loss)	(0.05)%	(0.01)%	0.00%(3)	0.20%	0.12%	0.06%
Portfolio Turnover Rate	10%	30%	42%	39%	57%	36%

Class I Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$29.91	$24.65	$21.23	$24.62	$23.13	$18.66
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.01(1)	0.03(1)	0.02(1)	0.07(1)	0.05(1)	0.04
Net realized and unrealized gain/(loss)	4.74	7.47	5.15	0.44	3.23	4.50
Total from Investment Operations	4.75	7.50	5.17	0.51	3.28	4.54
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	—	(0.11)	(0.05)	—	—
Distributions (from capital gains)	(1.18)	(2.24)	(1.64)	(3.85)	(1.79)	(0.07)
Total Dividends and Distributions	(1.19)	(2.24)	(1.75)	(3.90)	(1.79)	(0.07)
Net Asset Value, End of Period	$33.47	$29.91	$24.65	$21.23	$24.62	$23.13
Total Return*	16.16%	32.21%	25.58%	1.92%	14.84%	24.40%
Net Assets, End of Period (in thousands)	$232,397	$176,639	$41,814	$21,748	$17,322	$9,679
Average Net Assets for the Period (in thousands)	$208,397	$85,627	$28,300	$19,837	$13,502	$8,188
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.75%	0.80%	0.79%	0.82%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.75%	0.80%	0.79%	0.82%	0.81%
Ratio of Net Investment Income/(Loss)	0.04%	0.10%	0.08%	0.30%	0.21%	0.16%
Portfolio Turnover Rate	10%	30%	42%	39%	57%	36%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

22	MARCH 31, 2018

Janus Henderson Global Technology Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and the period ended September 30	2018	2017(1)
Net Asset Value, Beginning of Period	$29.59	$24.62
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.02	0.05
Net realized and unrealized gain/(loss)	4.70	6.04
Total from Investment Operations	4.72	6.09
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	—
Distributions (from capital gains)	(1.18)	(1.12)
Total Dividends and Distributions	(1.20)	(1.12)
Net Asset Value, End of Period	$33.11	$29.59
Total Return*	16.21%	25.10%
Net Assets, End of Period (in thousands)	$9,866	$6,091
Average Net Assets for the Period (in thousands)	$8,427	$3,349
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.69%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.69%
Ratio of Net Investment Income/(Loss)	0.14%	0.28%
Portfolio Turnover Rate	10%	30%

Class S Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$28.75	$23.87	$20.62	$24.04	$22.71	$18.39
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.06)(2)	(0.08)(2)	(0.07)(2)	(0.02)(2)	(0.04)(2)	0.01
Net realized and unrealized gain/(loss)	4.56	7.20	4.99	0.45	3.16	4.38
Total from Investment Operations	4.50	7.12	4.92	0.43	3.12	4.39
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.03)	—	—	—
Distributions (from capital gains)	(1.18)	(2.24)	(1.64)	(3.85)	(1.79)	(0.07)
Total Dividends and Distributions	(1.18)	(2.24)	(1.67)	(3.85)	(1.79)	(0.07)
Net Asset Value, End of Period	$32.07	$28.75	$23.87	$20.62	$24.04	$22.71
Total Return*	15.92%	31.65%	25.07%	1.59%	14.39%	23.94%
Net Assets, End of Period (in thousands)	$6,920	$4,951	$5,935	$3,202	$2,357	$1,226
Average Net Assets for the Period (in thousands)	$5,932	$6,495	$4,320	$2,982	$2,040	$772
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.19%	1.18%	1.21%	1.20%	1.20%	1.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%	1.18%	1.21%	1.20%	1.20%	1.22%
Ratio of Net Investment Income/(Loss)	(0.39)%	(0.32)%	(0.34)%	(0.11)%	(0.18)%	(0.24)%
Portfolio Turnover Rate	10%	30%	42%	39%	57%	36%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from January 27, 2017 (inception date) through September 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Global Technology Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$29.54	$24.41	$21.04	$24.41	$22.99	$18.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.02)(1)	(0.02)(1)	(0.01)(1)	0.04(1)	0.01(1)	—(2)
Net realized and unrealized gain/(loss)	4.69	7.39	5.09	0.46	3.20	4.50
Total from Investment Operations	4.67	7.37	5.08	0.50	3.21	4.50
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.07)	(0.02)	—	—
Distributions (from capital gains)	(1.18)	(2.24)	(1.64)	(3.85)	(1.79)	(0.07)
Total Dividends and Distributions	(1.18)	(2.24)	(1.71)	(3.87)	(1.79)	(0.07)
Net Asset Value, End of Period	$33.03	$29.54	$24.41	$21.04	$24.41	$22.99
Total Return*	16.07%	31.99%	25.37%	1.87%	14.62%	24.31%
Net Assets, End of Period (in thousands)	$809,461	$601,485	$394,705	$314,403	$316,886	$283,627
Average Net Assets for the Period (in thousands)	$726,681	$477,426	$339,697	$335,533	$308,011	$255,617
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.94%	0.93%	0.95%	0.95%	0.95%	0.97%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%	0.93%	0.94%	0.93%	0.94%	0.96%
Ratio of Net Investment Income/(Loss)	(0.13)%	(0.09)%	(0.06)%	0.16%	0.06%	0.02%
Portfolio Turnover Rate	10%	30%	42%	39%	57%	36%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

24	MARCH 31, 2018

Janus Henderson Global Technology Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Global Technology Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Janus Investment Fund	25

Janus Henderson Global Technology Fund

Notes to Financial Statements (unaudited)

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

26	MARCH 31, 2018

Janus Henderson Global Technology Fund

Notes to Financial Statements (unaudited)

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2018.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $273,758,431 were transferred out of Level 1 to Level 2 since certain security’s prices were determined using other significant observable inputs at the end of the current fiscal year and significant unobservable inputs at the end of the prior fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Janus Investment Fund	27

Janus Henderson Global Technology Fund

Notes to Financial Statements (unaudited)

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2018 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

28	MARCH 31, 2018

Janus Henderson Global Technology Fund

Notes to Financial Statements (unaudited)

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the

Janus Investment Fund	29

Janus Henderson Global Technology Fund

Notes to Financial Statements (unaudited)

difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

30	MARCH 31, 2018

Janus Henderson Global Technology Fund

Notes to Financial Statements (unaudited)

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For

Janus Investment Fund	31

Janus Henderson Global Technology Fund

Notes to Financial Statements (unaudited)

corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments as of March 31, 2018” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$3,894	$—	$—	$3,894
Barclays Capital, Inc.	22,873	—	—	22,873
Citibank NA	21,343	(21,343)	—	—
Deutsche Bank AG	22,669,535	—	(22,669,535)	—
HSBC Securities (USA), Inc.	20,934	—	—	20,934
JPMorgan Chase & Co.	46,137	—	—	46,137

Total	$22,784,716	$(21,343)	$(22,669,535)	$93,838
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Citibank NA	$70,595	$(21,343)	$—	$49,252

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Goldman Sachs International is the broker and/or custodian for short sales. Short sales held by the Fund are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments.

The Fund generally does not exchange collateral on its forward currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin

32	MARCH 31, 2018

Janus Henderson Global Technology Fund

Notes to Financial Statements (unaudited)

requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to

Janus Investment Fund	33

Janus Henderson Global Technology Fund

Notes to Financial Statements (unaudited)

the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of March 31, 2018, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $22,669,535 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2018 is $23,321,614, resulting in the net amount due to the counterparty of $652,079.

Short Sales

The Fund may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Fund owns or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Fund may also engage in other short sales. The Fund may engage in short sales when the portfolio manager(s) and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Fund are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments. The Fund is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Fund pays stock loan fees, disclosed on the Statement of Operations (if applicable), on assets borrowed from the security broker.

The Fund may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.82% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2019. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

34	MARCH 31, 2018

Janus Henderson Global Technology Fund

Notes to Financial Statements (unaudited)

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital

Janus Investment Fund	35

Janus Henderson Global Technology Fund

Notes to Financial Statements (unaudited)

for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Total compensation of $268,180 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2018. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $240,213 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2018.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2018 can be found in a table located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2018, Janus Henderson Distributors retained upfront sales charges of $38,472.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended March 31, 2018, redeeming shareholders of Class A Shares paid CDSCs of $558 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2018, redeeming shareholders of Class C Shares paid CDSCs of $3,827.

36	MARCH 31, 2018

Janus Henderson Global Technology Fund

Notes to Financial Statements (unaudited)

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2018, the Fund engaged in cross trades amounting to $5,968,656 in purchases.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2018 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,663,050,103	$1,032,984,386	$(15,790,984)	$ 1,017,193,402

Information on the tax components of derivatives as of March 31, 2018 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ -	$ 115,181	$ (70,595)	$ 44,586

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Janus Investment Fund	37

Janus Henderson Global Technology Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended March 31, 2018		Year ended September 30, 2017(1)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	402,386	$ 12,690,710	677,369	$ 74,728,151
Shares from the Acquisition (See Note 9)	-	-	3,229,205	31,968,401
Reinvested dividends and distributions	129,803	3,955,084	54,946	1,374,750
Shares repurchased	(436,339)	(13,722,991)	(791,385)	(21,348,346)
Net Increase/(Decrease)	95,850	$ 2,922,803	3,170,135	$ 86,722,956
Class C Shares:
Shares sold	212,961	$ 6,241,579	250,101	$ 37,913,746
Shares from the Acquisition (See Note 9)	-	-	2,391,091	29,267,463
Reinvested dividends and distributions	91,456	2,568,991	27,678	644,567
Shares repurchased	(336,394)	(9,769,351)	(337,111)	(8,535,247)
Net Increase/(Decrease)	(31,977)	$ (958,781)	2,331,759	$ 59,290,529
Class D Shares:
Shares sold	4,236,322	$136,546,872	6,761,140	$175,091,625
Reinvested dividends and distributions	1,470,152	45,736,413	3,043,650	77,393,986
Shares repurchased	(2,581,007)	(83,292,419)	(4,032,525)	(105,195,131)
Net Increase/(Decrease)	3,125,467	$ 98,990,866	5,772,265	$147,290,480
Class I Shares:
Shares sold	1,751,049	$ 56,993,697	2,554,658	$ 84,511,118
Shares from the Acquisition (See Note 9)	-	-	2,777,063	63,402,503
Reinvested dividends and distributions	204,778	6,417,741	151,434	3,933,899
Shares repurchased	(918,875)	(29,800,743)	(1,273,695)	(34,013,528)
Net Increase/(Decrease)	1,036,952	$ 33,610,695	4,209,460	$117,833,992
Class N Shares:
Shares sold	195,063	$ 6,408,888	225,310	$ 6,202,205
Shares from the Acquisition (See Note 9)	-	-	12,041	376,660
Reinvested dividends and distributions	8,787	272,386	7,868	216,457
Shares repurchased	(111,698)	(3,599,732)	(39,411)	(1,109,259)
Net Increase/(Decrease)	92,152	$ 3,081,542	205,808	$ 5,686,063
Class S Shares:
Shares sold	72,079	$ 2,284,438	167,266	$ 4,181,218
Reinvested dividends and distributions	7,041	211,714	26,220	647,983
Shares repurchased	(35,566)	(1,101,289)	(269,930)	(6,956,815)
Net Increase/(Decrease)	43,554	$ 1,394,863	(76,444)	$ (2,127,614)
Class T Shares:
Shares sold	6,847,255	$220,303,160	7,630,775	$202,183,681
Reinvested dividends and distributions	837,533	25,913,262	1,515,927	38,442,933
Shares repurchased	(3,538,050)	(113,337,979)	(4,954,403)	(128,815,959)
Net Increase/(Decrease)	4,146,738	$132,878,443	4,192,299	$111,810,655
(1)	Period from January 27, 2017 (inception date) through September 30, 2017 for Class N Shares.

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$357,125,620	$ 247,360,503	$ -	$ -

38	MARCH 31, 2018

Janus Henderson Global Technology Fund

Notes to Financial Statements (unaudited)

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Fund Acquisition

The Board of Trustees of Janus Investment Fund approved an Agreement and Plan of Reorganization that provided for the merger of Henderson Global Technology (“Target Fund”) with and into Janus Henderson Global Technology Fund (formerly named Janus Global Technology Fund “Acquiring Fund”) (the “Merger”), effective at the close of business on June 2, 2017. The Merger was based in part on Janus Capital’s belief that the shareholders of Janus Henderson Global Technology Fund and Henderson Global Technology Fund may benefit from being shareholders of a combined fund with greater asset size, creating potential for long-term economies of scale and lower expenses. The merger was tax-free for federal income purposes; therefore, shareholders should not realize a tax gain or loss upon receipt of shares issued in connection with the Merger. The table below reflects merger activity.

Target Fund’s Shares Outstanding Prior to Merger	Target Fund’s Net Assets Prior to Merger	Acquiring Fund’s Shares Issued in Merger	Acquiring Fund’s Net Assets Prior to Merger	Combined Net Assets after Merger	Target Fund’s Unrealized Appreciation/(Depreciation) Prior to Merger
8,784,314	$228,530,157	8,409,400	$1,738,902,757	$1,967,432,914	$103,515,131

Assuming the Merger had been completed on 10/1/2016, the pro forma results of operations for the year ended 9/30/2017, are as follows:

Net investment income $(4,961,998)

Net gain/(loss) on investments $170,504,246

Change in unrealized net appreciation/depreciation $242,069,261

Net increase/(decrease) in net assets resulting from operations $407,611,509

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s accompanying Statement of Operations since the close of business on June 2, 2017.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	39

Janus Henderson Global Technology Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

40	MARCH 31, 2018

Janus Henderson Global Technology Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

Janus Investment Fund	41

Janus Henderson Global Technology Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

42	MARCH 31, 2018

Janus Henderson Global Technology Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

Janus Investment Fund	43

Janus Henderson Global Technology Fund

Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

44	MARCH 31, 2018

Janus Henderson Global Technology Fund

Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Investment Fund	45

Janus Henderson Global Technology Fund

Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

46	MARCH 31, 2018

Janus Henderson Global Technology Fund

Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

Janus Investment Fund	47

Janus Henderson Global Technology Fund

Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

48	MARCH 31, 2018

Janus Henderson Global Technology Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Janus Investment Fund	49

Janus Henderson Global Technology Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

50	MARCH 31, 2018

Janus Henderson Global Technology Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	51

Janus Henderson Global Technology Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

52	MARCH 31, 2018

Janus Henderson Global Technology Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	53

Janus Henderson Global Technology Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

54	MARCH 31, 2018

Janus Henderson Global Technology Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	55

Janus Henderson Global Technology Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

56	MARCH 31, 2018

Janus Henderson Global Technology Fund

Notes

NotesPage1

Janus Investment Fund	57

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-24-93047 05-18

SEMIANNUAL REPORT March 31, 2018

Janus Henderson Global Value Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Value Fund

Janus Henderson Global Value Fund (unaudited)

FUND SNAPSHOT

As defensive value specialists, we look to invest in high-quality companies with strong management teams, stable balance sheets, and durable competitive advantages that are trading at attractive valuations. We seek to achieve excess returns over full market cycles, with less risk than our benchmark and peers as measured by standard deviation, beta and down market capture.

Gregory Kolb co-portfolio manager	George Maglares co-portfolio manager

PERFORMANCE OVERVIEW

Janus Henderson Global Value Fund’s Class I Shares returned 1.88% over the six-month period ended March 31, 2018. It underperformed its primary benchmark, the MSCI World IndexSM, which returned 4.15%, and its secondary benchmark, the MSCI All Country World IndexSM, which returned 4.71% in the period.

INVESTMENT ENVIRONMENT

Global stocks gained early in the period, driven by corporate earnings, synchronized economic growth and optimism about U.S. tax reform. The nomination of Jerome Powell as the next chair of the Federal Reserve (Fed) signaled the likely continuation of gradual monetary policy normalization. In Japan, stocks were aided by a parliamentary victory by Prime Minister Shinzo Abe’s coalition. Equities slid in February as investors questioned the cadence of U.S. rate hikes in light of a surprise uptick in wage growth. Stocks regained some lost ground, but concerns about tariffs and possible tech sector regulation again weighed on stocks late in the period.

DETRACTORS

Our holdings in the consumer discretionary and technology sectors weighed on relative performance. From a country perspective, relative detractors included our holdings in the U.S. and stock selection in France. Our cash holdings, which averaged roughly 12% during the period, also detracted from relative performance. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Sanofi underperformed after posting weaker-than-expected quarterly results early in the period, driven by a shortfall in its pharmaceutical segment. Despite limited near-term growth with the diabetes franchise declining, we believe the company is relatively well positioned with its consumer health and vaccines businesses and newer pharmaceutical products, including Dupixent, Aubagio, Praluent and Kevzara. We continue to believe the company has a favorable reward-to-risk ratio, and appreciate the overall diversification of its portfolio and financial flexibility.

Grupo Televisa is the leading producer and distributor of content in Mexico. The stock underperformed during the period, driven by heightened concerns about over-the-top (OTT) competition. Advertising sales continue to be under pressure, sparking OTT concerns; however, a part of this weakness has been due to lower 2016 ratings. Ratings improved in 2017, but it takes several quarters to flow through to pricing, offering customers an opportunity to reach more viewers at lower rates. Pay-TV continues to be stable, but the growth wasn’t enough to offset these declines. We believe the reward-to-risk ratio remains attractive given the company’s strong positioning in an underpenetrated pay-TV market, a history of producing highly rated Spanish-speaking content and a solid balance sheet.

Procter & Gamble is a global leader in consumer goods with 22 brands that each has over $1 billion annual revenue, including Pampers, Tide, Pantene, Gillette, Crest and Braun. At the beginning of 2018, the company reiterated earnings per share (EPS) guidance which was below consensus expectations. Consumer staples stocks have also lagged amid rising Treasury yields. Activist investor Nelson Peltz, who owns approximately 1.5% of the shares outstanding, obtained a seat on the board of directors. There could be additional upside if the company can reinvigorate its innovation efforts and break from its insular culture, which Peltz is advocating. We continue to hold the stock, and believe that investors may benefit from Peltz’s involvement.

CONTRIBUTORS

Stock selection in financials and real estate aided relative performance. Stock selection in Sweden and Japan also aided results.

Janus Investment Fund	1

Janus Henderson Global Value Fund (unaudited)

Intel is one of the largest global semiconductor companies. The stock outperformed as fundamentals continued to improve, particularly in its Data Center segment. Data center growth recently accelerated to 20% from high single digits the past several quarters, driven by cloud demand. Costs also continued to be better than expected as management placed greater focus on controlling operating expenses. Most recently, concerns have increased over Apple replacing Intel chips in its Mac lineup. However, we believe the impact will be limited (mid-single digits), and this does not change our view on Intel’s dominance within Windows-based PCs where it is much tougher to move away from the x86 platform. We have trimmed the position as the risk-to-reward ratio has compressed.

Swedish Match sells chewing tobacco, cigars and snus tobacco products, deriving 50% of sales in Sweden and 35% in the U.S. The stock was up as the company reported better sales and earnings on market share gains in Sweden and Norway. The outlook remains positive as the company continues to expand outside of Scandinavia with other tobacco products. The company is still seeking a reduced harm designation from the U.S. Food & Drug Administration for its core snus product. We continue to hold a position.

XL, a global insurance and reinsurance provider, outperformed as the company announced it will be acquired by French insurance company AXA for a 33% premium at the time and a 64% premium to the market value at the beginning of the year.

OUTLOOK AND POSITIONING

Throughout 2017 and into 2018, we have been struck by the seemingly inexorable and coordinated advance of equity prices across the globe, with valuations expanding to levels not seen except just before significant market drawdowns. Despite increasingly bullish and optimistic headlines on economic performance, we have struggled to identify compelling reward-to-risk opportunities as markets “melted up.” Rather than chasing performance in securities whose valuations likely already embed accelerating economic and earnings growth, we have tended toward harvesting our winners and enhancing the overall defensiveness of the portfolio.

As we scour financial markets for compelling investment opportunities, our defensive-oriented philosophy generally leaves us uncomfortable when our research leads us to ask questions such as how much incrementally “better” things can get as we contemplate upside scenarios. This can feel akin to pushing on a string: the difficulty in generating further upside when stocks appear quite fully valued. The contrast is all the more striking when our investment process leaves us keenly aware of the downside potential in share prices when fear and negative sentiment increase, let alone under inevitable recession-like scenarios. Our consistent focus on downside risk and what could go wrong leaves the plausibility of those scenarios top of mind and is a meaningful counterpoint in a strong bull market.

So, when we discuss increasing our defensive positioning, we try to achieve this in a variety of ways. First and foremost, we tend to favor more economically resilient sectors such as consumer staples and health care characterized by what we view as strong intellectual property, solid balance sheets and consistent cash flow generation. Geographically, we tend to favor markets that are statistically cheaper or where idiosyncratic risks have weakened sentiment (i.e., Brexit-exposed UK stocks or South Korean stocks impacted by Chinese political tensions). Lastly, we actively seek off-the-beaten-path securities that tend to be smaller and less well covered yet embody many of the financial characteristics described above. Our trading activity broadly reflects these themes.

While the Fund lagged the benchmark during the period, we would note that the weakest-performing sectors as markets began declining in earnest on escalating global trade tensions included financials, technology and materials, in contrast to more defensive sectors. In more ebullient market conditions, as seen in January of this year, we aim to participate in those gains but will likely lag in performance. In contrast, we look to outperform in market conditions where fear overtakes greed and markets begin to correct, some evidence of which was observed in early 2018. We believe that strong results in bearish market conditions will allow us to outperform over full and complete market cycles. We continue to hold a portion of the portfolio in cash, as we seek to exercise sell discipline with stocks that reach our price targets and amid a dearth of what we believe to be bargain securities in the market.

Thank you for your investment in the Janus Henderson Global Value Fund.

2	MARCH 31, 2018

Janus Henderson Global Value Fund (unaudited)

Fund At A Glance

March 31, 2018

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Intel Corp	0.54%	Sanofi	-0.46%
	Swedish Match AB	0.51%	Grupo Televisa SAB (ADR)	-0.44%
	XL Group Ltd	0.44%	Procter & Gamble Co	-0.40%
	Infosys Ltd (ADR)	0.28%	PPL Corp	-0.33%
	Ally Financial Inc	0.27%	Oracle Corp	-0.19%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI World Index
		Contribution	(Average % of Equity)	Weighting
	Financials	0.47%	11.56%	18.12%
	Real Estate	0.17%	1.37%	3.04%
	Materials	0.10%	1.14%	5.18%
	Energy	0.03%	3.58%	6.15%
	Telecom Services	0.02%	4.92%	2.72%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI World Index
		Contribution	(Average % of Equity)	Weighting
	Consumer Discretionary	-1.03%	6.10%	12.36%
	Information Technology	-0.57%	13.87%	17.15%
	Other**	-0.39%	12.34%	0.00%
	Health Care	-0.35%	15.53%	11.89%
	Consumer Staples	-0.27%	18.31%	8.84%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Global Value Fund (unaudited)

Fund At A Glance

March 31, 2018

5 Largest Equity Holdings - (% of Net Assets)
Pfizer Inc
Pharmaceuticals	3.9%
Oracle Corp
Software	3.9%
Alphabet Inc - Class C
Internet Software & Services	3.7%
Johnson & Johnson
Pharmaceuticals	3.5%
Wells Fargo & Co
Banks	3.5%
18.5%

Asset Allocation - (% of Net Assets)
Common Stocks	87.4%
Repurchase Agreements	12.2%
Other	0.4%
100.0%

Emerging markets comprised 5.7% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2018	As of September 30, 2017

4	MARCH 31, 2018

Janus Henderson Global Value Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2018						per the January 26, 2018 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	1.77%	9.14%	6.57%	5.36%	6.36%	0.94%
Class A Shares at MOP	-4.05%	2.88%	5.32%	4.73%	5.99%
Class C Shares at NAV	1.41%	8.38%	5.80%	4.66%	5.64%	1.72%
Class C Shares at CDSC	0.41%	7.38%	5.80%	4.66%	5.64%
Class D Shares(1)	1.90%	9.35%	6.73%	5.53%	6.57%	0.80%
Class I Shares	1.88%	9.31%	6.84%	5.48%	6.54%	0.84%
Class N Shares	1.99%	9.53%	6.94%	5.48%	6.54%	0.61%
Class S Shares	1.75%	9.04%	6.41%	5.28%	6.26%	1.13%
Class T Shares	1.83%	9.21%	6.67%	5.48%	6.54%	0.86%
MSCI World Index	4.15%	13.59%	9.70%	5.90%	5.94%
MSCI All Country World Index	4.71%	14.85%	9.20%	5.57%	6.14%
Morningstar Quartile - Class T Shares	-	4th	4th	3rd	2nd
Morningstar Ranking - based on total returns for World Large Stock Funds	-	749/901	626/706	308/493	138/310

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Janus Investment Fund	5

Janus Henderson Global Value Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – June 29, 2001

(1) Closed to certain new investors.

6	MARCH 31, 2018

Janus Henderson Global Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/17)	Ending Account Value (3/31/18)	Expenses Paid During Period (10/1/17 - 3/31/18)†	Beginning Account Value (10/1/17)	Ending Account Value (3/31/18)	Expenses Paid During Period (10/1/17 - 3/31/18)†	Net Annualized Expense Ratio (10/1/17 - 3/31/18)
Class A Shares	$1,000.00	$1,017.70	$4.73	$1,000.00	$1,020.24	$4.73	0.94%
Class C Shares	$1,000.00	$1,014.10	$8.59	$1,000.00	$1,016.40	$8.60	1.71%
Class D Shares	$1,000.00	$1,019.00	$4.03	$1,000.00	$1,020.94	$4.03	0.80%
Class I Shares	$1,000.00	$1,018.80	$4.03	$1,000.00	$1,020.94	$4.03	0.80%
Class N Shares	$1,000.00	$1,019.90	$3.12	$1,000.00	$1,021.84	$3.13	0.62%
Class S Shares	$1,000.00	$1,017.50	$5.58	$1,000.00	$1,019.40	$5.59	1.11%
Class T Shares	$1,000.00	$1,018.30	$4.38	$1,000.00	$1,020.59	$4.38	0.87%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Global Value Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares or Principal Amounts		Value
Common Stocks – 87.4%
Aerospace & Defense – 1.7%
BAE Systems PLC	308,467	$2,519,339
Meggitt PLC	274,038	1,662,038
		4,181,377
Automobiles – 2.6%
Honda Motor Co Ltd	80,200	2,785,139
Hyundai Motor Co	26,495	3,582,690
		6,367,829
Banks – 5.5%
Bank of Ireland Group PLC	32,644	286,093
Lloyds Banking Group PLC	3,632,624	3,300,496
Royal Bank of Scotland Group PLC*	374,091	1,361,192
Wells Fargo & Co	159,265	8,347,079
		13,294,860
Beverages – 6.8%
Coca-Cola Co	152,520	6,623,944
Diageo PLC	78,380	2,651,223
PepsiCo Inc	55,290	6,034,904
Stock Spirits Group PLC	302,851	1,055,917
		16,365,988
Chemicals – 1.1%
Mosaic Co	35,362	858,589
Nitto FC Co Ltd	75,200	511,432
Tikkurila Oyj	71,947	1,384,350
		2,754,371
Commercial Services & Supplies – 1.0%
Daiseki Co Ltd	34,900	973,583
Secom Co Ltd	11,800	878,033
Secom Joshinetsu Co Ltd	13,900	489,441
		2,341,057
Communications Equipment – 0.4%
Icom Inc	35,300	874,507
Consumer Finance – 1.6%
Ally Financial Inc	82,770	2,247,206
Synchrony Financial	45,304	1,519,043
		3,766,249
Diversified Consumer Services – 0.2%
Shingakukai Holdings Co Ltd	82,400	467,281
Diversified Telecommunication Services – 2.0%
Singapore Telecommunications Ltd	1,871,400	4,825,472
Electric Utilities – 2.7%
Exelon Corp	102,156	3,985,106
PPL Corp	89,669	2,536,736
		6,521,842
Electrical Equipment – 0.3%
Cosel Co Ltd	52,046	714,205
Electronic Equipment, Instruments & Components – 1.5%
Avnet Inc	33,648	1,405,140
Celestica Inc*	133,209	1,378,713
Kitagawa Industries Co Ltd	65,400	871,279
		3,655,132
Food & Staples Retailing – 0.4%
Qol Co Ltd	43,000	851,455
Food Products – 2.8%
Danone SA	30,230	2,448,165
Nestle SA	38,393	3,040,389
Orkla ASA	109,489	1,177,426
		6,665,980

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2018

Janus Henderson Global Value Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares or Principal Amounts		Value
Common Stocks – (continued)
Health Care Providers & Services – 1.0%
BML Inc	62,900	$1,635,903
Toho Holdings Co Ltd	34,900	830,547
		2,466,450
Hotels, Restaurants & Leisure – 0.6%
Grand Korea Leisure Co Ltd	61,789	1,434,074
Household Products – 3.0%
Procter & Gamble Co	91,859	7,282,582
Industrial Conglomerates – 0.5%
CK Hutchison Holdings Ltd	103,500	1,244,378
Information Technology Services – 2.0%
Infosys Ltd (ADR)	203,162	3,626,442
Transcosmos Inc	46,400	1,214,397
		4,840,839
Insurance – 4.1%
RenaissanceRe Holdings Ltd	33,361	4,620,832
Sompo Holdings Inc	44,500	1,798,593
XL Group Ltd	60,889	3,364,726
		9,784,151
Internet Software & Services – 5.0%
Alphabet Inc - Class A*	8,680	9,002,375
Yahoo Japan Corp	634,600	2,978,266
		11,980,641
Machinery – 2.7%
ANDRITZ AG	34,011	1,901,569
Ebara Corp	53,100	1,897,964
GEA Group AG	65,713	2,795,203
		6,594,736
Media – 0.8%
Grupo Televisa SAB (ADR)	124,042	1,979,710
Mortgage Real Estate Investment Trusts (REITs) – 1.3%
AGNC Investment Corp	55,911	1,057,836
Two Harbors Investment Corp	134,259	2,063,561
		3,121,397
Multi-Utilities – 0.8%
Engie SA	111,478	1,862,184
Oil, Gas & Consumable Fuels – 3.5%
BP PLC (ADR)	69,212	2,805,855
Canadian Natural Resources Ltd	27,301	858,322
Cenovus Energy Inc	60,696	516,872
Exxon Mobil Corp	36,775	2,743,783
Royal Dutch Shell PLC - Class A	48,886	1,533,810
		8,458,642
Personal Products – 1.7%
CLIO Cosmetics Co Ltd	33,785	1,090,382
Unilever NV	53,832	3,042,668
		4,133,050
Pharmaceuticals – 14.4%
GlaxoSmithKline PLC	113,643	2,207,536
Johnson & Johnson	66,609	8,535,943
Novartis AG	60,812	4,921,360
Pfizer Inc	265,130	9,408,219
Roche Holding AG	14,335	3,288,906
Sanofi	56,982	4,578,243
Taisho Pharmaceutical Holdings Co Ltd	16,900	1,677,085
		34,617,292
Professional Services – 0.6%
Bureau Veritas SA	56,773	1,476,208

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Value Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares or Principal Amounts		Value
Common Stocks – (continued)
Real Estate Investment Trusts (REITs) – 0.2%
Granite Point Mortgage Trust Inc	27,078	$447,870
Real Estate Management & Development – 1.3%
CK Asset Holdings Ltd	114,475	968,731
Foxtons Group PLC	877,070	1,001,430
LSL Property Services PLC	397,884	1,252,707
		3,222,868
Semiconductor & Semiconductor Equipment – 1.4%
Intel Corp	62,570	3,258,646
Software – 3.9%
Oracle Corp	204,089	9,337,072
Specialty Retail – 0.6%
Lookers PLC	637,315	779,985
Vertu Motors PLC	885,276	541,740
		1,321,725
Textiles, Apparel & Luxury Goods – 0.9%
Cie Financiere Richemont SA	23,079	2,073,844
Tobacco – 3.5%
KT&G Corp	9,006	844,244
Scandinavian Tobacco Group A/S	136,482	2,403,229
Swedish Match AB	112,341	5,108,882
		8,356,355
Trading Companies & Distributors – 0.6%
Travis Perkins PLC	81,770	1,417,143
Wireless Telecommunication Services – 2.4%
America Movil SAB de CV	1,220,767	1,166,826
Rogers Communications Inc	18,466	824,820
Vodafone Group PLC	1,339,086	3,666,154
		5,657,800
Total Common Stocks (cost $177,271,318)		210,017,262
Repurchase Agreements(a) – 12.2%
Undivided interest of 32.2% in a joint repurchase agreement (principal amount $91,300,000 with a maturity value of $91,312,934) with ING Financial Markets LLC, 1.7000%, dated 3/30/18, maturing 4/2/18 to be repurchased at $29,404,165 collateralized by $91,511,762 in U.S. Treasuries 0% - 6.0000%, 4/12/18 - 2/15/46 with a value of $93,143,677 (cost $29,400,000)	$29,400,000	29,400,000
Total Investments (total cost $206,671,318) – 99.6%		239,417,262
Cash, Receivables and Other Assets, net of Liabilities – 0.4%		939,106
Net Assets – 100%		$240,356,368

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2018

Janus Henderson Global Value Fund

Schedule of Investments (unaudited)

March 31, 2018

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$124,081,192	51.8%
United Kingdom	27,756,565	11.6
Japan	21,449,110	9.0
Switzerland	13,324,499	5.6
France	10,364,800	4.3
South Korea	6,951,390	2.9
Sweden	5,108,882	2.1
Singapore	4,825,472	2.0
India	3,626,442	1.5
Canada	3,578,727	1.5
Mexico	3,146,536	1.3
Netherlands	3,042,668	1.3
Germany	2,795,203	1.2
Denmark	2,403,229	1.0
Hong Kong	2,213,109	0.9
Austria	1,901,569	0.8
Finland	1,384,350	0.6
Norway	1,177,426	0.5
Ireland	286,093	0.1

Total	$239,417,262	100.0%

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Credit Suisse International:
Euro	5/9/18	(1,829,000)	$2,260,084	$3,568
HSBC Securities (USA), Inc.:
Euro	5/2/18	(4,336,000)	5,364,525	17,880
JPMorgan Chase & Co.:
Euro	4/26/18	(2,010,000)	2,485,327	8,014
Total				$29,462

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Value Fund

Schedule of Investments (unaudited)

March 31, 2018

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2018.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2018

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$ 29,462

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2018.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2018

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ 11,890

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$(199,115)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended March 31, 2018

Market Value
Forward foreign currency exchange contracts, sold	$14,060,221

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	MARCH 31, 2018

Janus Henderson Global Value Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.
MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

(a)	The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

Janus Investment Fund	13

Janus Henderson Global Value Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Aerospace & Defense	$-	$4,181,377	$-
Automobiles	-	6,367,829	-
Banks	8,347,079	4,947,781	-
Beverages	12,658,848	3,707,140	-
Chemicals	858,589	1,895,782	-
Commercial Services & Supplies	-	2,341,057	-
Communications Equipment	-	874,507	-
Diversified Consumer Services	-	467,281	-
Diversified Telecommunication Services	-	4,825,472	-
Electrical Equipment	-	714,205	-
Electronic Equipment, Instruments & Components	2,783,853	871,279	-
Food & Staples Retailing	-	851,455	-
Food Products	-	6,665,980	-
Health Care Providers & Services	-	2,466,450	-
Hotels, Restaurants & Leisure	-	1,434,074	-
Industrial Conglomerates	-	1,244,378	-
Information Technology Services	3,626,442	1,214,397	-
Insurance	7,985,558	1,798,593	-
Internet Software & Services	9,002,375	2,978,266	-
Machinery	-	6,594,736	-
Multi-Utilities	-	1,862,184	-
Oil, Gas & Consumable Fuels	6,924,832	1,533,810	-
Personal Products	-	4,133,050	-
Pharmaceuticals	17,944,162	16,673,130	-
Professional Services	-	1,476,208	-
Real Estate Management & Development	-	3,222,868	-
Specialty Retail	-	1,321,725	-
Textiles, Apparel & Luxury Goods	-	2,073,844	-
Tobacco	-	8,356,355	-
Trading Companies & Distributors	-	1,417,143	-
Wireless Telecommunication Services	824,820	4,832,980	-
All Other	35,715,368	-	-
Repurchase Agreements	-	29,400,000	-
Total Investments in Securities	$106,671,926	$132,745,336	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	29,462	-
Total Assets	$106,671,926	$132,774,798	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

14	MARCH 31, 2018

Janus Henderson Global Value Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2018

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$210,017,262
Repurchase agreements, at value(2)	29,400,000
Cash	129,926
Forward foreign currency exchange contracts	29,462
Cash denominated in foreign currency(3)	49,024
Non-interested Trustees' deferred compensation	4,824
Receivables:
Dividends	652,410
Foreign tax reclaims	355,756
Fund shares sold	248,991
Interest	5,553
Other assets	10,652
Total Assets	240,903,860
Liabilities:
Payables:	—
Fund shares repurchased	251,119
Advisory fees	105,881
Transfer agent fees and expenses	72,180
Registration fees	29,187
Professional fees	20,681
Postage fees	20,519
Printing fees	9,447
12b-1 Distribution and shareholder servicing fees	6,406
Non-interested Trustees' deferred compensation fees	4,824
Custodian fees	2,568
Non-interested Trustees' fees and expenses	1,979
Fund administration fees	1,664
Accrued expenses and other payables	21,037
Total Liabilities	547,492
Net Assets	$240,356,368

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Value Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2018

Net Assets Consist of:
Capital (par value and paid-in surplus)	$200,297,934
Undistributed net investment income/(loss)	(646,905)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	7,919,828
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	32,785,511
Total Net Assets	$240,356,368
Net Assets - Class A Shares	$3,637,299
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	246,597
Net Asset Value Per Share(4)	$14.75
Maximum Offering Price Per Share(5)	$15.65
Net Assets - Class C Shares	$6,231,837
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	432,222
Net Asset Value Per Share(4)	$14.42
Net Assets - Class D Shares	$87,668,092
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,903,781
Net Asset Value Per Share	$14.85
Net Assets - Class I Shares	$95,786,714
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,563,484
Net Asset Value Per Share	$14.59
Net Assets - Class N Shares	$2,736,641
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	188,359
Net Asset Value Per Share	$14.53
Net Assets - Class S Shares	$53,148
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,542
Net Asset Value Per Share	$15.01
Net Assets - Class T Shares	$44,242,637
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,984,827
Net Asset Value Per Share	$14.82

(1) Includes cost of $177,271,318.

(2) Includes cost of repurchase agreements of $29,400,000.

(3) Includes cost of $49,024.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

16	MARCH 31, 2018

Janus Henderson Global Value Fund

Statement of Operations (unaudited)

For the period ended March 31, 2018

Investment Income:
Dividends	$3,047,716
Interest	185,371
Foreign tax withheld	(186,788)
Total Investment Income	3,046,299
Expenses:
Advisory fees	642,752
12b-1 Distribution and shareholder servicing fees:
Class A Shares	4,997
Class C Shares	33,689
Class S Shares	67
Transfer agent administrative fees and expenses:
Class D Shares	53,922
Class S Shares	67
Class T Shares	59,105
Transfer agent networking and omnibus fees:
Class A Shares	1,170
Class C Shares	2,942
Class I Shares	166,887
Other transfer agent fees and expenses:
Class A Shares	290
Class C Shares	416
Class D Shares	16,141
Class I Shares	4,102
Class N Shares	65
Class S Shares	8
Class T Shares	760
Registration fees	72,647
Shareholder reports expense	33,367
Professional fees	24,693
Custodian fees	13,803
Fund administration fees	10,090
Non-interested Trustees’ fees and expenses	4,118
Other expenses	9,747
Total Expenses	1,155,845
Less: Excess Expense Reimbursement and Waivers	(74,623)
Net Expenses	1,081,222
Net Investment Income/(Loss)	1,965,077
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	10,133,431
Forward foreign currency exchange contracts	11,890
Total Net Realized Gain/(Loss) on Investments	10,145,321
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(6,755,858)
Forward foreign currency exchange contracts	(199,115)
Total Change in Unrealized Net Appreciation/Depreciation	(6,954,973)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$5,155,425

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Value Fund

Statements of Changes in Net Assets

	Period ended March 31, 2018 (unaudited)	Year ended September 30, 2017

Operations:
Net investment income/(loss)	$1,965,077	$4,464,140
Net realized gain/(loss) on investments	10,145,321	3,600,583
Change in unrealized net appreciation/depreciation	(6,954,973)	23,940,031
Net Increase/(Decrease) in Net Assets Resulting from Operations	5,155,425	32,004,754
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(68,625)	(290,830)
Class C Shares	(87,604)	(93,723)
Class D Shares	(2,000,628)	(1,736,032)
Class I Shares	(2,387,722)	(743,214)
Class N Shares	(65,523)	(61,114)
Class S Shares	(1,034)	(633)
Class T Shares	(1,026,858)	(1,073,736)
Total Dividends from Net Investment Income	(5,637,994)	(3,999,282)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(17,740)	—
Class C Shares	(32,132)	—
Class D Shares	(407,352)	—
Class I Shares	(482,026)	—
Class N Shares	(12,349)	—
Class S Shares	(239)	—
Class T Shares	(216,249)	—
Total Distributions from Net Realized Gain from Investment Transactions	(1,168,087)	—
Net Decrease from Dividends and Distributions to Shareholders	(6,806,081)	(3,999,282)
Capital Share Transactions:
Class A Shares	(622,274)	(13,549,420)
Class C Shares	(666,889)	(3,657,322)
Class D Shares	77,978	(6,179,098)
Class I Shares	(24,470,191)	74,912,955
Class N Shares	74,368	(300,099)
Class S Shares	1,068	(28,401)
Class T Shares	(3,267,266)	(18,781,299)
Net Increase/(Decrease) from Capital Share Transactions	(28,873,206)	32,417,316
Net Increase/(Decrease) in Net Assets	(30,523,862)	60,422,788
Net Assets:
Beginning of period	270,880,230	210,457,442
End of period	$240,356,368	$270,880,230

Undistributed Net Investment Income/(Loss)	$(646,905)	$3,026,012

See Notes to Financial Statements.

18	MARCH 31, 2018

Janus Henderson Global Value Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$14.82	$13.26	$13.14		$14.64	$13.97	$12.88
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(1)	0.21(1)	0.24(1)		0.24(1)	0.28(1)	0.34
Net realized and unrealized gain/(loss)	0.16	1.60	0.52		(0.91)	1.16	1.58
Total from Investment Operations	0.27	1.81	0.76		(0.67)	1.44	1.92
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.25)	(0.26)		(0.26)	(0.30)	(0.28)
Distributions (from capital gains)	(0.07)	—	(0.38)		(0.57)	(0.47)	(0.55)
Total Dividends and Distributions	(0.34)	(0.25)	(0.64)		(0.83)	(0.77)	(0.83)
Net Asset Value, End of Period	$14.75	$14.82	$13.26		$13.14	$14.64	$13.97
Total Return*	1.77%	13.91%	5.97%		(4.88)%	10.71%	15.78%
Net Assets, End of Period (in thousands)	$3,637	$4,258	$16,995		$22,053	$24,291	$21,864
Average Net Assets for the Period (in thousands)	$4,012	$10,024	$19,829		$25,042	$25,640	$14,952
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.94%	0.94%	0.96%		0.96%	1.09%	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.94%	0.94%	0.96%		0.96%	1.09%	1.10%
Ratio of Net Investment Income/(Loss)	1.41%	1.56%	1.82%		1.67%	1.95%	1.87%
Portfolio Turnover Rate	11%	29%	20%		25%	19%	22%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$14.47	$12.94	$12.82	$14.33	$13.77	$12.75
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.05(1)	0.13(1)	0.14(1)	0.13(1)	0.17(1)	0.28
Net realized and unrealized gain/(loss)	0.16	1.54	0.51	(0.88)	1.13	1.52
Total from Investment Operations	0.21	1.67	0.65	(0.75)	1.30	1.80
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.14)	(0.15)	(0.19)	(0.27)	(0.23)
Distributions (from capital gains)	(0.07)	—	(0.38)	(0.57)	(0.47)	(0.55)
Total Dividends and Distributions	(0.26)	(0.14)	(0.53)	(0.76)	(0.74)	(0.78)
Net Asset Value, End of Period	$14.42	$14.47	$12.94	$12.82	$14.33	$13.77
Total Return*	1.41%	13.06%	5.21%	(5.52)%	9.80%	14.87%
Net Assets, End of Period (in thousands)	$6,232	$6,907	$9,696	$12,226	$11,928	$4,296
Average Net Assets for the Period (in thousands)	$6,768	$8,103	$11,051	$12,989	$7,782	$1,828
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.71%	1.70%	1.69%	1.68%	1.85%	1.89%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.71%	1.70%	1.69%	1.68%	1.85%	1.89%
Ratio of Net Investment Income/(Loss)	0.61%	0.94%	1.07%	0.96%	1.18%	1.04%
Portfolio Turnover Rate	11%	29%	20%	25%	19%	22%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Value Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$14.97	$13.40	$13.27	$14.77	$14.09	$12.97
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(1)	0.26(1)	0.26(1)	0.25(1)	0.31(1)	0.38
Net realized and unrealized gain/(loss)	0.17	1.59	0.53	(0.90)	1.15	1.57
Total from Investment Operations	0.29	1.85	0.79	(0.65)	1.46	1.95
Less Dividends and Distributions:
Dividends (from net investment income)	(0.34)	(0.28)	(0.28)	(0.28)	(0.31)	(0.28)
Distributions (from capital gains)	(0.07)	—	(0.38)	(0.57)	(0.47)	(0.55)
Total Dividends and Distributions	(0.41)	(0.28)	(0.66)	(0.85)	(0.78)	(0.83)
Net Asset Value, End of Period	$14.85	$14.97	$13.40	$13.27	$14.77	$14.09
Total Return*	1.90%	14.07%	6.13%	(4.70)%	10.76%	15.91%
Net Assets, End of Period (in thousands)	$87,668	$88,374	$84,954	$88,437	$101,486	$94,989
Average Net Assets for the Period (in thousands)	$90,123	$85,659	$87,657	$98,108	$100,443	$86,385
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.80%	0.80%	0.82%	0.85%	0.95%	0.98%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%	0.80%	0.82%	0.85%	0.95%	0.98%
Ratio of Net Investment Income/(Loss)	1.53%	1.85%	1.96%	1.77%	2.10%	1.97%
Portfolio Turnover Rate	11%	29%	20%	25%	19%	22%

Class I Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$14.72	$13.19	$13.07	$14.57	$13.92	$12.78
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(1)	0.28(1)	0.27(1)	0.26(1)	0.32(1)	0.43
Net realized and unrealized gain/(loss)	0.17	1.55	0.52	(0.88)	1.14	1.52
Total from Investment Operations	0.29	1.83	0.79	(0.62)	1.46	1.95
Less Dividends and Distributions:
Dividends (from net investment income)	(0.35)	(0.30)	(0.29)	(0.31)	(0.34)	(0.26)
Distributions (from capital gains)	(0.07)	—	(0.38)	(0.57)	(0.47)	(0.55)
Total Dividends and Distributions	(0.42)	(0.30)	(0.67)	(0.88)	(0.81)	(0.81)
Net Asset Value, End of Period	$14.59	$14.72	$13.19	$13.07	$14.57	$13.92
Total Return*	1.88%	14.14%	6.26%	(4.60)%	10.89%	16.15%
Net Assets, End of Period (in thousands)	$95,787	$120,781	$34,957	$52,685	$65,529	$22,746
Average Net Assets for the Period (in thousands)	$108,455	$81,508	$42,695	$65,410	$39,067	$14,092
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	0.84%	0.69%	0.74%	0.81%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%	0.78%	0.69%	0.74%	0.81%	0.82%
Ratio of Net Investment Income/(Loss)	1.59%	2.05%	2.10%	1.87%	2.23%	2.30%
Portfolio Turnover Rate	11%	29%	20%	25%	19%	22%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2018

Janus Henderson Global Value Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$14.67	$13.14	$13.03	$14.52	$13.86	$12.78
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(1)	0.28(1)	0.28(1)	0.28(1)	0.28(1)	0.41
Net realized and unrealized gain/(loss)	0.17	1.56	0.52	(0.89)	1.19	1.54
Total from Investment Operations	0.30	1.84	0.80	(0.61)	1.47	1.95
Less Dividends and Distributions:
Dividends (from net investment income)	(0.37)	(0.31)	(0.31)	(0.31)	(0.34)	(0.32)
Distributions (from capital gains)	(0.07)	—	(0.38)	(0.57)	(0.47)	(0.55)
Total Dividends and Distributions	(0.44)	(0.31)	(0.69)	(0.88)	(0.81)	(0.87)
Net Asset Value, End of Period	$14.53	$14.67	$13.14	$13.03	$14.52	$13.86
Total Return*	1.99%	14.28%	6.36%	(4.52)%	11.01%	16.17%
Net Assets, End of Period (in thousands)	$2,737	$2,695	$2,687	$2,755	$3,180	$6,009
Average Net Assets for the Period (in thousands)	$2,754	$2,738	$2,792	$3,297	$3,989	$5,797
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.62%	0.61%	0.62%	0.63%	0.76%	0.78%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.62%	0.61%	0.62%	0.63%	0.76%	0.78%
Ratio of Net Investment Income/(Loss)	1.72%	2.05%	2.17%	1.98%	1.99%	2.16%
Portfolio Turnover Rate	11%	29%	20%	25%	19%	22%

Class S Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$15.11	$13.45	$13.31	$14.81	$14.12	$12.99
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.10(1)	0.22(1)	0.22(1)	0.20(1)	0.26(1)	0.34
Net realized and unrealized gain/(loss)	0.17	1.61	0.53	(0.89)	1.17	1.58
Total from Investment Operations	0.27	1.83	0.75	(0.69)	1.43	1.92
Less Dividends and Distributions:
Dividends (from net investment income)	(0.30)	(0.17)	(0.23)	(0.24)	(0.27)	(0.24)
Distributions (from capital gains)	(0.07)	—	(0.38)	(0.57)	(0.47)	(0.55)
Total Dividends and Distributions	(0.37)	(0.17)	(0.61)	(0.81)	(0.74)	(0.79)
Net Asset Value, End of Period	$15.01	$15.11	$13.45	$13.31	$14.81	$14.12
Total Return*	1.75%	13.76%	5.79%	(4.99)%	10.46%	15.56%
Net Assets, End of Period (in thousands)	$53	$52	$75	$167	$320	$310
Average Net Assets for the Period (in thousands)	$54	$46	$130	$236	$319	$301
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.14%	1.13%	1.13%	1.13%	1.26%	1.29%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.11%	1.11%	1.11%	1.12%	1.26%	1.29%
Ratio of Net Investment Income/(Loss)	1.25%	1.53%	1.60%	1.40%	1.77%	1.60%
Portfolio Turnover Rate	11%	29%	20%	25%	19%	22%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Value Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$14.94	$13.37	$13.24	$14.74	$14.07	$12.95
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(1)	0.25(1)	0.25(1)	0.25(1)	0.30(1)	0.38
Net realized and unrealized gain/(loss)	0.17	1.59	0.53	(0.90)	1.16	1.57
Total from Investment Operations	0.28	1.84	0.78	(0.65)	1.46	1.95
Less Dividends and Distributions:
Dividends (from net investment income)	(0.33)	(0.27)	(0.27)	(0.28)	(0.32)	(0.28)
Distributions (from capital gains)	(0.07)	—	(0.38)	(0.57)	(0.47)	(0.55)
Total Dividends and Distributions	(0.40)	(0.27)	(0.65)	(0.85)	(0.79)	(0.83)
Net Asset Value, End of Period	$14.82	$14.94	$13.37	$13.24	$14.74	$14.07
Total Return*	1.83%	14.02%	6.12%	(4.75)%	10.74%	15.90%
Net Assets, End of Period (in thousands)	$44,243	$47,811	$61,093	$62,826	$75,318	$53,463
Average Net Assets for the Period (in thousands)	$47,435	$51,939	$62,896	$72,216	$68,538	$41,903
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.87%	0.86%	0.87%	0.89%	1.01%	1.03%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.85%	0.87%	0.88%	1.00%	1.03%
Ratio of Net Investment Income/(Loss)	1.46%	1.78%	1.91%	1.75%	2.06%	1.90%
Portfolio Turnover Rate	11%	29%	20%	25%	19%	22%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	MARCH 31, 2018

Janus Henderson Global Value Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Global Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In

Janus Investment Fund	23

Janus Henderson Global Value Fund

Notes to Financial Statements (unaudited)

the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2018 to fair value the Fund’s investments in

24	MARCH 31, 2018

Janus Henderson Global Value Fund

Notes to Financial Statements (unaudited)

securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $109,067,268 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that

Janus Investment Fund	25

Janus Henderson Global Value Fund

Notes to Financial Statements (unaudited)

would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2018 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

26	MARCH 31, 2018

Janus Henderson Global Value Fund

Notes to Financial Statements (unaudited)

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

Janus Investment Fund	27

Janus Henderson Global Value Fund

Notes to Financial Statements (unaudited)

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

28	MARCH 31, 2018

Janus Henderson Global Value Fund

Notes to Financial Statements (unaudited)

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

Janus Investment Fund	29

Janus Henderson Global Value Fund

Notes to Financial Statements (unaudited)

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments as of March 31, 2018” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Credit Suisse International	$3,568	$—	$—	$3,568
HSBC Securities (USA), Inc.	17,880	—	—	17,880
ING Financial Markets LLC	29,400,000	—	(29,400,000)	—
JPMorgan Chase & Co.	8,014	—	—	8,014

Total	$29,429,462	$—	$(29,400,000)	$29,462
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

The Fund generally does not exchange collateral on its forward currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to

30	MARCH 31, 2018

Janus Henderson Global Value Fund

Notes to Financial Statements (unaudited)

ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the MSCI World IndexSM.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2018, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.50%.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries

Janus Investment Fund	31

Janus Henderson Global Value Fund

Notes to Financial Statements (unaudited)

regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Total compensation of $268,180 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2018. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus

32	MARCH 31, 2018

Janus Henderson Global Value Fund

Notes to Financial Statements (unaudited)

Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $240,213 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2018.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2018, Janus Henderson Distributors retained upfront sales charges of $53.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2018.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2018, redeeming shareholders of Class C Shares paid CDSCs of $550.

As of March 31, 2018, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	-	-
Class S Shares	49	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Janus Investment Fund	33

Janus Henderson Global Value Fund

Notes to Financial Statements (unaudited)

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2017
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ (424,893)	$ -	$ (424,893)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2018 are noted below. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 207,431,626	$36,910,757	$ (4,925,121)	$ 31,985,636

Information on the tax components of derivatives as of March 31, 2018 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ -	$ 29,462	$ -	$ 29,462

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

34	MARCH 31, 2018

Janus Henderson Global Value Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended March 31, 2018		Year ended September 30, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	9,320	$ 139,861	99,156	$ 1,332,030
Reinvested dividends and distributions	5,476	82,684	21,775	284,600
Shares repurchased	(55,543)	(844,819)	(1,114,940)	(15,166,050)
Net Increase/(Decrease)	(40,747)	$ (622,274)	(994,009)	$ (13,549,420)
Class C Shares:
Shares sold	10,824	$ 160,678	39,924	$ 529,177
Reinvested dividends and distributions	5,694	84,160	4,866	62,430
Shares repurchased	(61,732)	(911,727)	(316,916)	(4,248,929)
Net Increase/(Decrease)	(45,214)	$ (666,889)	(272,126)	$ (3,657,322)
Class D Shares:
Shares sold	244,908	$ 3,778,832	302,945	$ 4,188,102
Reinvested dividends and distributions	156,105	2,371,241	129,868	1,712,952
Shares repurchased	(399,787)	(6,072,095)	(870,602)	(12,080,152)
Net Increase/(Decrease)	1,226	$ 77,978	(437,789)	$ (6,179,098)
Class I Shares:
Shares sold	1,188,936	$ 17,811,970	8,056,946	$109,974,555
Reinvested dividends and distributions	188,588	2,815,622	54,845	710,790
Shares repurchased	(3,016,596)	(45,097,783)	(2,559,421)	(35,772,390)
Net Increase/(Decrease)	(1,639,072)	$(24,470,191)	5,552,370	$ 74,912,955
Class N Shares:
Shares sold	20,032	$ 304,524	13,803	$ 185,185
Reinvested dividends and distributions	5,244	77,872	4,738	61,114
Shares repurchased	(20,633)	(308,028)	(39,341)	(546,398)
Net Increase/(Decrease)	4,643	$ 74,368	(20,800)	$ (300,099)
Class S Shares:
Shares sold	89	$ 1,366	2,136	$ 31,254
Reinvested dividends and distributions	83	1,273	47	633
Shares repurchased	(102)	(1,571)	(4,312)	(60,288)
Net Increase/(Decrease)	70	$ 1,068	(2,129)	$ (28,401)
Class T Shares:
Shares sold	137,769	$ 2,093,929	366,909	$ 5,017,474
Reinvested dividends and distributions	80,572	1,221,469	80,469	1,058,972
Shares repurchased	(433,815)	(6,582,664)	(1,817,598)	(24,857,745)
Net Increase/(Decrease)	(215,474)	$ (3,267,266)	(1,370,220)	$ (18,781,299)

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$24,689,792	$ 54,665,067	$ -	$ -

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the

Janus Investment Fund	35

Janus Henderson Global Value Fund

Notes to Financial Statements (unaudited)

amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2018 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

36	MARCH 31, 2018

Janus Henderson Global Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

Janus Investment Fund	37

Janus Henderson Global Value Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

38	MARCH 31, 2018

Janus Henderson Global Value Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

Janus Investment Fund	39

Janus Henderson Global Value Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

40	MARCH 31, 2018

Janus Henderson Global Value Fund

Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

Janus Investment Fund	41

Janus Henderson Global Value Fund

Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

42	MARCH 31, 2018

Janus Henderson Global Value Fund

Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

Janus Investment Fund	43

Janus Henderson Global Value Fund

Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

44	MARCH 31, 2018

Janus Henderson Global Value Fund

Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	45

Janus Henderson Global Value Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

46	MARCH 31, 2018

Janus Henderson Global Value Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Investment Fund	47

Janus Henderson Global Value Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

48	MARCH 31, 2018

Janus Henderson Global Value Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Janus Investment Fund	49

Janus Henderson Global Value Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

50	MARCH 31, 2018

Janus Henderson Global Value Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	51

Janus Henderson Global Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

52	MARCH 31, 2018

Janus Henderson Global Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	53

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-24-93057 05-18

SEMIANNUAL REPORT March 31, 2018

Janus Henderson Growth and Income Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Growth and Income Fund

Janus Henderson Growth and Income Fund (unaudited)

FUND SNAPSHOT

We seek to generate capital appreciation and income through investing in a diversified portfolio of equities and income-generating assets. We primarily focus our analysis on larger, well-established companies with predictable and sustainable earnings growth.

Jeremiah Buckley co-portfolio manager	Marc Pinto co-portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended March 31, 2018, Janus Henderson Growth and Income Fund’s Class I Shares returned 7.38% compared to a 5.84% return for the Fund’s S&P 500® Index benchmark.

MARKET ENVIRONMENT

U.S. equities were up for the six-month period, but were volatile. Stocks ended 2017 with another quarter of strong gains, buttressed by synchronous growth across major economies and anticipation that corporate tax reform will boost future U.S. corporate earnings. In the first quarter of 2018, concerns over inflation and faster-than-expected interest rate hikes were a source of volatility, as were fears about protectionist trade policies. The consumer discretionary and technology sectors were the top performing sectors within the S&P 500 Index.

PERFORMANCE DISCUSSION

The Fund outperformed its benchmark during the period. We seek to provide our clients with both growth of capital and quarterly income. As part of that investment mandate, we focus much of our research efforts on identifying large, well-established companies that should be in a position to grow free cash flow and continue growing their dividend over longer time horizons. We think investing in companies that pay out the majority of their free cash flow in dividends and have the ability to grow their dividends over time will drive better risk-adjusted performance over the long term.

Stock selection within the industrials sector was a large contributor to relative performance. Boeing was our top contributor within the sector. Global air traffic growth, strong order growth for some of its airplanes and better-than-expected cash flow growth all played a role in driving the stock this period. We continue to like Boeing’s growth potential as commercial airlines seek increasingly efficient and reliable planes from the manufacturer. We also appreciate that much of Boeing’s free-cash-flow growth has accrued to investors by way of dividend increases; the company raised its dividend another 20% this period and has doubled its dividend over the past four years.

Microsoft was another large contributor. Encouraging growth in its cloud business has driven the stock in recent quarters, as has anticipation that Microsoft will repatriate offshore cash. While the stock has risen significantly we still see upside for Microsoft’s cloud business as only an estimated 10% of business workloads currently operate in the cloud.

CME Group also provided meaningful contributions to Fund performance. Rising interest rates and heightened volatility led to increased trading volumes for the exchange operator the first quarter. We continue to like the stock and believe the company should benefit from regulatory tailwinds, an increasingly global user base, and the digitization of its markets, which include U.S. interest rates, U.S. equity futures and commodities.

While pleased with our performance during the period, some holdings disappointed. Pharmaceutical company Merck & Co. was the largest detractor during the period. Political pressure on drug prices and some failed trials and patent expirations for select large-cap pharmaceutical and biotech companies has weighed on most stocks tied to the industry, including Merck. However, we still like the growth potential of Merck’s lung cancer drug, Keytruda, as well as its broader product pipeline. We also believe the company has an opportunity to achieve higher productivity from its expense structure and improve margins over time. Finally, we appreciate that the stock provides a high dividend yield.

Toy and board game company Hasbro was another leading detractor. The bankruptcy of retailer Toys’R’Us was a headwind for the stock, as it caused uncertainty over toy sales headed into the holiday shopping season and 2018. However, we believe the company is well positioned to grow sales outside of the U.S., and still stands to benefit from its partnerships with entertainment

Janus Investment Fund	1

Janus Henderson Growth and Income Fund (unaudited)

properties such as Star Wars and Marvel. Further, the company is a good steward of capital, and adept at increasing efficiencies in its supply chain and growing free cash flow which is returned to shareholders via dividends and share repurchases.

Comcast also detracted. The stock was down due to concern and confusion over the company’s bid for Sky TV, a European pay-TV provider. We continue to see upside for the stock, however, and like its position as a cable distribution platform and owner of strong content assets.

OUTLOOK

We remain optimistic about equity markets. We expect interest rates to increase gradually this year, but believe rising rates present a modest headwind for stocks that is more than offset by stronger global economic growth and the benefits of corporate tax cuts.

We are encouraged by the way many companies are utilizing tax savings, returning some of those savings to investors, while also investing in employees or large projects to grow their businesses. In our view, using tax savings to increase salaries or invest in projects could ultimately extend the market rally by boosting consumer spending and industrial demand.

As we look across our Fund, we are optimistic about the growth opportunities for individual stocks and feel comfortable in our companies’ abilities to continue growing their dividends.

While we have a sanguine outlook for stocks and the broader economy, we believe the biggest threat to our outlook is the potential for tariffs to materialize into a full-blown trade war. If protectionist trade policies ramp up significantly, it could spark inflation while at the same time putting the brakes on economic growth. While trade policy is a risk we monitor, we don’t believe a trade war is the most likely scenario.

Thank you for your investment in Janus Henderson Growth and Income Fund.

2	MARCH 31, 2018

Janus Henderson Growth and Income Fund (unaudited)

Fund At A Glance

March 31, 2018

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Boeing Co	1.22%	Merck & Co Inc	-0.27%
	Microsoft Corp	0.93%	United Parcel Service Inc	-0.23%
	CME Group Inc	0.64%	Eli Lilly & Co	-0.19%
	TE Connectivity Ltd	0.59%	Hasbro Inc	-0.18%
	Texas Instruments Inc	0.50%	Comcast Corp	-0.15%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	S&P 500 Index
		Contribution	(Average % of Equity)	Weighting
	Industrials	1.40%	18.92%	10.16%
	Consumer Staples	0.58%	10.16%	7.94%
	Information Technology	0.47%	19.38%	24.29%
	Financials	0.45%	14.82%	14.78%
	Utilities	0.29%	0.00%	2.92%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	S&P 500 Index
		Contribution	(Average % of Equity)	Weighting
	Consumer Discretionary	-1.62%	18.57%	12.29%
	Health Care	-0.10%	10.80%	14.01%
	Real Estate	-0.04%	1.35%	2.82%
	Other**	-0.04%	0.17%	0.00%
	Materials	0.14%	3.13%	2.96%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Growth and Income Fund (unaudited)

Fund At A Glance

March 31, 2018

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	4.5%
Boeing Co
Aerospace & Defense	4.3%
Apple Inc
Technology Hardware, Storage & Peripherals	3.3%
CME Group Inc
Capital Markets	3.1%
Texas Instruments Inc
Semiconductor & Semiconductor Equipment	3.1%
18.3%

Asset Allocation - (% of Net Assets)
Common Stocks	99.9%
Investment Companies	0.1%
Other	0.0%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2018	As of September 30, 2017

4	MARCH 31, 2018

Janus Henderson Growth and Income Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2018						per the January 26, 2018 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	7.26%	16.58%	13.12%	8.41%	10.68%	0.94%
Class A Shares at MOP	1.09%	9.88%	11.79%	7.77%	10.44%
Class C Shares at NAV	6.86%	15.77%	12.27%	7.58%	9.93%	1.72%
Class C Shares at CDSC	5.86%	14.77%	12.27%	7.58%	9.93%
Class D Shares(1)	7.36%	16.79%	13.31%	8.58%	10.78%	0.77%
Class I Shares	7.38%	16.87%	13.38%	8.50%	10.75%	0.71%
Class N Shares	7.42%	16.67%	13.21%	8.50%	10.75%	0.63%
Class R Shares	7.03%	16.09%	12.63%	7.93%	10.26%	1.38%
Class S Shares	7.17%	16.38%	12.92%	8.21%	10.51%	1.12%
Class T Shares	7.29%	16.67%	13.21%	8.50%	10.75%	0.88%
S&P 500 Index	5.84%	13.99%	13.31%	9.49%	9.84%
Morningstar Quartile - Class T Shares	-	1st	1st	3rd	1st
Morningstar Ranking - based on total returns for Large Blend Funds	-	119/1435	181/1234	605/1078	44/345

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through February 1, 2019.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest,

Janus Investment Fund	5

Janus Henderson Growth and Income Fund (unaudited)

Performance

foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization

6	MARCH 31, 2018

Janus Henderson Growth and Income Fund (unaudited)

Performance

companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – May 15, 1991

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson Growth and Income Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs(unaudited). These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/17)	Ending Account Value (3/31/18)	Expenses Paid During Period (10/1/17 - 3/31/18)†	Beginning Account Value (10/1/17)	Ending Account Value (3/31/18)	Expenses Paid During Period (10/1/17 - 3/31/18)†	Net Annualized Expense Ratio (10/1/17 - 3/31/18)
Class A Shares	$1,000.00	$1,072.60	$4.91	$1,000.00	$1,020.19	$4.78	0.95%
Class C Shares	$1,000.00	$1,068.60	$8.61	$1,000.00	$1,016.60	$8.40	1.67%
Class D Shares	$1,000.00	$1,073.60	$3.98	$1,000.00	$1,021.09	$3.88	0.77%
Class I Shares	$1,000.00	$1,073.80	$3.57	$1,000.00	$1,021.49	$3.48	0.69%
Class N Shares	$1,000.00	$1,074.20	$3.31	$1,000.00	$1,021.74	$3.23	0.64%
Class R Shares	$1,000.00	$1,070.30	$7.12	$1,000.00	$1,018.05	$6.94	1.38%
Class S Shares	$1,000.00	$1,071.70	$5.78	$1,000.00	$1,019.35	$5.64	1.12%
Class T Shares	$1,000.00	$1,072.90	$4.50	$1,000.00	$1,020.59	$4.38	0.87%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	MARCH 31, 2018

Janus Henderson Growth and Income Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – 99.9%
Aerospace & Defense – 5.7%
Boeing Co	678,650	$222,515,762
Lockheed Martin Corp	115,748	39,114,722
Northrop Grumman Corp	99,594	34,770,257
		296,400,741
Air Freight & Logistics – 1.6%
United Parcel Service Inc	806,859	84,445,863
Airlines – 0.3%
Delta Air Lines Inc	250,000	13,702,500
Automobiles – 1.6%
General Motors Co	1,716,434	62,375,212
Harley-Davidson Inc	517,322	22,182,767
		84,557,979
Banks – 6.5%
JPMorgan Chase & Co	1,206,272	132,653,732
US Bancorp	2,207,003	111,453,652
Wells Fargo & Co	1,770,520	92,792,953
		336,900,337
Beverages – 1.2%
Coca-Cola Co	1,424,344	61,859,260
Biotechnology – 2.2%
AbbVie Inc	521,265	49,337,732
Amgen Inc	282,790	48,210,039
Gilead Sciences Inc	230,000	17,339,700
		114,887,471
Capital Markets – 6.1%
BlackRock Inc	82,596	44,743,905
CME Group Inc	1,006,054	162,719,174
Morgan Stanley	752,089	40,582,722
TD Ameritrade Holding Corp	1,121,151	66,405,774
		314,451,575
Chemicals – 3.1%
Air Products & Chemicals Inc	213,165	33,899,630
DowDuPont Inc	390,427	24,874,104
LyondellBasell Industries NV	949,019	100,292,328
		159,066,062
Commercial Services & Supplies – 1.8%
Waste Management Inc	1,108,269	93,227,588
Consumer Finance – 0.7%
American Express Co	380,137	35,459,179
Distributors – 0.8%
Genuine Parts Co	441,522	39,666,337
Electronic Equipment, Instruments & Components – 4.0%
Corning Inc	1,963,134	54,732,176
TE Connectivity Ltd	1,527,760	152,623,224
		207,355,400
Energy Equipment & Services – 0.4%
Schlumberger Ltd	305,000	19,757,900
Equity Real Estate Investment Trusts (REITs) – 1.4%
Colony NorthStar Inc	733,150	4,120,303
Crown Castle International Corp	376,546	41,273,207
MGM Growth Properties LLC	218,303	5,793,762
Outfront Media Inc	1,236,928	23,180,031
		74,367,303
Food & Staples Retailing – 2.9%
Kroger Co	1,624,065	38,880,116
Sysco Corp	1,881,445	112,811,442
		151,691,558

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Growth and Income Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – (continued)
Food Products – 1.0%
Hershey Co	514,566	$50,921,451
Health Care Equipment & Supplies – 3.1%
Abbott Laboratories	1,052,113	63,042,611
Medtronic PLC	1,203,520	96,546,374
		159,588,985
Hotels, Restaurants & Leisure – 6.9%
Carnival Corp	1,340,620	87,917,860
Las Vegas Sands Corp	587,650	42,252,035
McDonald's Corp	939,285	146,885,388
Six Flags Entertainment Corp	1,254,437	78,101,248
		355,156,531
Household Durables – 1.3%
Garmin Ltd	1,152,328	67,906,689
Household Products – 1.3%
Clorox Co	490,175	65,247,194
Industrial Conglomerates – 3.8%
3M Co	414,273	90,941,209
Honeywell International Inc	740,523	107,012,979
		197,954,188
Information Technology Services – 3.7%
Accenture PLC	971,467	149,120,185
Automatic Data Processing Inc	383,119	43,476,344
		192,596,529
Insurance – 1.8%
Marsh & McLennan Cos Inc	297,236	24,548,721
Travelers Cos Inc	505,670	70,217,336
		94,766,057
Leisure Products – 1.2%
Hasbro Inc	726,473	61,241,674
Machinery – 2.8%
Caterpillar Inc	262,842	38,737,654
Deere & Co	565,403	87,818,394
Illinois Tool Works Inc	128,636	20,152,116
		146,708,164
Media – 2.7%
Comcast Corp	1,866,878	63,791,221
Omnicom Group Inc	1,019,497	74,086,847
		137,878,068
Oil, Gas & Consumable Fuels – 2.5%
Chevron Corp	932,031	106,288,815
Suncor Energy Inc	714,599	24,679,793
		130,968,608
Pharmaceuticals – 5.5%
Eli Lilly & Co	1,302,776	100,795,779
Merck & Co Inc	1,773,083	96,579,831
Pfizer Inc	2,371,400	84,160,986
		281,536,596
Real Estate Investment Trusts (REITs) – 0%
Colony American Homes III¢,§	2,402,758	154,339
Road & Rail – 2.9%
CSX Corp	1,666,051	92,815,701
Union Pacific Corp	408,357	54,895,432
		147,711,133
Semiconductor & Semiconductor Equipment – 4.8%
Intel Corp	1,710,332	89,074,091
Texas Instruments Inc	1,552,482	161,287,355
		250,361,446

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2018

Janus Henderson Growth and Income Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – (continued)
Software – 4.5%
Microsoft Corp	2,563,535	$233,973,838
Specialty Retail – 2.3%
Best Buy Co Inc	355,000	24,846,450
Home Depot Inc	537,587	95,819,507
		120,665,957
Technology Hardware, Storage & Peripherals – 3.4%
Apple Inc	1,031,500	173,065,070
Textiles, Apparel & Luxury Goods – 1.2%
NIKE Inc	400,354	26,599,520
VF Corp	494,281	36,636,108
		63,235,628
Tobacco – 2.9%
Altria Group Inc	2,365,959	147,446,565
Total Common Stocks (cost $3,231,386,146)		5,166,881,763
Investment Companies – 0.1%
Money Markets – 0.1%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº,£ (cost $4,714,000)	4,714,000	4,714,000
Total Investments (total cost $3,236,100,146) – 100.0%		5,171,595,763
Cash, Receivables and Other Assets, net of Liabilities – 0%		1,793,312
Net Assets – 100%		$5,173,389,075

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$5,146,915,970	99.5%
Canada	24,679,793	0.5

Total	$5,171,595,763	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Growth and Income Fund

Schedule of Investments (unaudited)

March 31, 2018

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/18
Investment Companies – 0.1%
Money Markets – 0.1%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº	$18,829	$—	$—	$4,714,000

(1) For securities that were affiliated for a portion of the period ended March 31, 2018, this column reflects amounts for the entire period ended March 31, 2018 and not just the period in which the security was affiliated.

	Share Balance at 9/30/17	Purchases	Sales	Share Balance at 3/31/18
Investment Companies – 0.1%
Money Markets – 0.1%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº	5,584,000	81,895,550	(82,765,550)	4,714,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	MARCH 31, 2018

Janus Henderson Growth and Income Fund

Notes to Schedule of Investments and Other Information (unaudited)

S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

LLC	Limited Liability Company
PLC	Public Limited Company

ºº	Rate shown is the 7-day yield as of March 31, 2018.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2018)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Colony American Homes III	1/30/13	$190,261	$154,339	0.0%

The Fund has registration rights for certain restricted securities held as of March 31, 2018. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Real Estate Investment Trusts (REITs)	$-	$-	$154,339
All Other	5,166,727,424	-	-
Investment Companies	-	4,714,000	-
Total Assets	$5,166,727,424	$4,714,000	$154,339

Janus Investment Fund	13

Janus Henderson Growth and Income Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2018

Assets:
Unaffiliated investments, at value(1)	$5,166,881,763
Affiliated investments, at value(2)	4,714,000
Cash	2,594,640
Non-interested Trustees' deferred compensation	103,838
Receivables:
Dividends	6,566,095
Fund shares sold	1,476,915
Other assets	28,604
Total Assets	5,182,365,855
Liabilities:
Payables:	—
Fund shares repurchased	3,890,879
Advisory fees	2,766,929
Transfer agent fees and expenses	947,863
Dividends	679,522
Non-interested Trustees' deferred compensation fees	103,838
Non-interested Trustees' fees and expenses	38,678
Fund administration fees	35,970
Professional fees	33,139
12b-1 Distribution and shareholder servicing fees	32,905
Custodian fees	2,511
Accrued expenses and other payables	444,546
Total Liabilities	8,976,780
Net Assets	$5,173,389,075

See Notes to Financial Statements.

14	MARCH 31, 2018

Janus Henderson Growth and Income Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2018

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,155,147,744
Undistributed net investment income/(loss)	705,645
Undistributed net realized gain/(loss) from investments and foreign currency transactions	82,074,685
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,935,461,001
Total Net Assets	$5,173,389,075
Net Assets - Class A Shares	$24,907,701
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	461,432
Net Asset Value Per Share(3)	$53.98
Maximum Offering Price Per Share(4)	$57.27
Net Assets - Class C Shares	$22,442,039
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	420,829
Net Asset Value Per Share(3)	$53.33
Net Assets - Class D Shares	$3,266,269,385
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	60,446,690
Net Asset Value Per Share	$54.04
Net Assets - Class I Shares	$129,972,201
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,404,170
Net Asset Value Per Share	$54.06
Net Assets - Class N Shares	$7,905,865
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	146,433
Net Asset Value Per Share	$53.99
Net Assets - Class R Shares	$3,711,915
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	69,127
Net Asset Value Per Share	$53.70
Net Assets - Class S Shares	$25,620,105
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	474,918
Net Asset Value Per Share	$53.95
Net Assets - Class T Shares	$1,692,559,864
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	31,346,476
Net Asset Value Per Share	$54.00

(1) Includes cost of $3,231,386,146.

(2) Includes cost of $4,714,000.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Growth and Income Fund

Statement of Operations (unaudited)

For the period ended March 31, 2018

Investment Income:
Dividends	$68,328,709
Dividends from affiliates	18,829
Other income	15
Foreign tax withheld	(56,788)
Total Investment Income	68,290,765
Expenses:
Advisory fees	15,610,193
12b-1 Distribution and shareholder servicing fees:
Class A Shares	29,310
Class C Shares	107,055
Class R Shares	8,940
Class S Shares	31,380
Transfer agent administrative fees and expenses:
Class D Shares	1,984,647
Class R Shares	4,470
Class S Shares	31,380
Class T Shares	2,132,118
Transfer agent networking and omnibus fees:
Class A Shares	6,787
Class C Shares	5,936
Class I Shares	31,773
Other transfer agent fees and expenses:
Class A Shares	1,413
Class C Shares	1,162
Class D Shares	275,618
Class I Shares	2,341
Class N Shares	112
Class R Shares	50
Class S Shares	268
Class T Shares	14,594
Shareholder reports expense	239,622
Fund administration fees	202,933
Registration fees	117,234
Non-interested Trustees’ fees and expenses	83,550
Professional fees	45,615
Custodian fees	23,030
Other expenses	113,570
Total Expenses	21,105,101
Less: Excess Expense Reimbursement and Waivers	(49,153)
Net Expenses	21,055,948
Net Investment Income/(Loss)	47,234,817
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	89,149,388
Total Net Realized Gain/(Loss) on Investments	89,149,388
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	219,571,238
Total Change in Unrealized Net Appreciation/Depreciation	219,571,238
Net Increase/(Decrease) in Net Assets Resulting from Operations	$355,955,443

See Notes to Financial Statements.

16	MARCH 31, 2018

Janus Henderson Growth and Income Fund

Statements of Changes in Net Assets

	Period ended March 31, 2018 (unaudited)	Year ended September 30, 2017(1)

Operations:
Net investment income/(loss)	$47,234,817	$90,958,204
Net realized gain/(loss) on investments	89,149,388	98,920,208
Change in unrealized net appreciation/depreciation	219,571,238	699,714,783
Net Increase/(Decrease) in Net Assets Resulting from Operations	355,955,443	889,593,195
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(214,962)	(540,588)
Class C Shares	(128,614)	(294,445)
Class D Shares	(32,794,569)	(66,513,832)
Class I Shares	(1,199,365)	(1,851,576)
Class N Shares	(77,826)	(244)
Class R Shares	(25,710)	(55,949)
Class S Shares	(206,019)	(462,304)
Class T Shares	(16,198,510)	(32,885,698)
Total Dividends from Net Investment Income	(50,845,575)	(102,604,636)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(383,725)	(1,660,681)
Class C Shares	(374,935)	(1,189,688)
Class D Shares	(56,598,033)	(171,129,149)
Class I Shares	(1,767,990)	(4,353,258)
Class N Shares	(116,383)	—
Class R Shares	(61,182)	(195,478)
Class S Shares	(418,442)	(1,449,612)
Class T Shares	(29,258,919)	(88,301,772)
Total Distributions from Net Realized Gain from Investment Transactions	(88,979,609)	(268,279,638)
Net Decrease from Dividends and Distributions to Shareholders	(139,825,184)	(370,884,274)
Capital Share Transactions:
Class A Shares	3,773,525	(9,183,371)
Class C Shares	1,329,445	4,242
Class D Shares	13,619,769	109,342,410
Class I Shares	27,712,404	28,700,098
Class N Shares	7,759,216	50,244
Class R Shares	249,668	291,582
Class S Shares	1,396,494	(2,889,438)
Class T Shares	26,876,223	33,736,925
Net Increase/(Decrease) from Capital Share Transactions	82,716,744	160,052,692
Net Increase/(Decrease) in Net Assets	298,847,003	678,761,613
Net Assets:
Beginning of period	4,874,542,072	4,195,780,459
End of period	$5,173,389,075	$4,874,542,072

Undistributed Net Investment Income/(Loss)	$705,645	$4,316,403

(1) Period from August 4, 2017 (inception date) through September 30, 2017 for Class N Shares.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Growth and Income Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$51.66	$46.21	$44.58		$47.03	$40.97	$34.28
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.46(1)	0.88(1)	0.90(1)		1.04(1)	0.88(1)	0.70
Net realized and unrealized gain/(loss)	3.31	8.59	5.49		(2.30)	5.92	6.62
Total from Investment Operations	3.77	9.47	6.39		(1.26)	6.80	7.32
Less Dividends and Distributions:
Dividends (from net investment income)	(0.50)	(1.04)	(0.99)		(0.88)	(0.74)	(0.63)
Distributions (from capital gains)	(0.95)	(2.98)	(3.77)		(0.31)	—	—
Total Dividends and Distributions	(1.45)	(4.02)	(4.76)		(1.19)	(0.74)	(0.63)
Net Asset Value, End of Period	$53.98	$51.66	$46.21		$44.58	$47.03	$40.97
Total Return*	7.26%	21.54%	14.93%		(2.79)%	16.69%	21.56%
Net Assets, End of Period (in thousands)	$24,908	$20,406	$26,885		$21,955	$26,418	$25,749
Average Net Assets for the Period (in thousands)	$23,416	$25,701	$25,675		$26,477	$28,164	$22,648
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.95%	0.94%	0.95%		0.93%	0.96%	0.97%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.94%	0.95%		0.93%	0.96%	0.96%
Ratio of Net Investment Income/(Loss)	1.69%	1.82%	1.98%		2.16%	1.96%	2.08%
Portfolio Turnover Rate	4%	16%	24%		30%	23%	33%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$51.07	$45.75	$44.21	$46.67	$40.70	$34.13
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.26(1)	0.55(1)	0.55(1)	0.68(1)	0.52(1)	0.36
Net realized and unrealized gain/(loss)	3.27	8.47	5.46	(2.28)	5.88	6.60
Total from Investment Operations	3.53	9.02	6.01	(1.60)	6.40	6.96
Less Dividends and Distributions:
Dividends (from net investment income)	(0.32)	(0.72)	(0.70)	(0.55)	(0.43)	(0.39)
Distributions (from capital gains)	(0.95)	(2.98)	(3.77)	(0.31)	—	—
Total Dividends and Distributions	(1.27)	(3.70)	(4.47)	(0.86)	(0.43)	(0.39)
Net Asset Value, End of Period	$53.33	$51.07	$45.75	$44.21	$46.67	$40.70
Total Return*	6.86%	20.68%	14.10%	(3.52)%	15.77%	20.53%
Net Assets, End of Period (in thousands)	$22,442	$20,277	$18,072	$16,993	$16,454	$13,964
Average Net Assets for the Period (in thousands)	$21,938	$19,922	$17,878	$18,934	$15,369	$12,399
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.67%	1.66%	1.69%	1.67%	1.76%	1.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.67%	1.66%	1.69%	1.67%	1.76%	1.80%
Ratio of Net Investment Income/(Loss)	0.96%	1.14%	1.23%	1.42%	1.16%	1.23%
Portfolio Turnover Rate	4%	16%	24%	30%	23%	33%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	MARCH 31, 2018

Janus Henderson Growth and Income Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$51.71	$46.25	$44.60	$47.06	$40.99	$34.29
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.51(1)	0.98(1)	0.97(1)	1.11(1)	0.96(1)	0.75
Net realized and unrealized gain/(loss)	3.32	8.58	5.50	(2.30)	5.92	6.63
Total from Investment Operations	3.83	9.56	6.47	(1.19)	6.88	7.38
Less Dividends and Distributions:
Dividends (from net investment income)	(0.55)	(1.12)	(1.05)	(0.96)	(0.81)	(0.68)
Distributions (from capital gains)	(0.95)	(2.98)	(3.77)	(0.31)	—	—
Total Dividends and Distributions	(1.50)	(4.10)	(4.82)	(1.27)	(0.81)	(0.68)
Net Asset Value, End of Period	$54.04	$51.71	$46.25	$44.60	$47.06	$40.99
Total Return*	7.36%	21.74%	15.12%	(2.66)%	16.89%	21.76%
Net Assets, End of Period (in thousands)	$3,266,269	$3,113,324	$2,671,251	$2,437,996	$2,663,380	$2,414,285
Average Net Assets for the Period (in thousands)	$3,316,231	$2,911,335	$2,602,641	$2,683,571	$2,594,398	$2,248,201
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.77%	0.77%	0.79%	0.79%	0.79%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.77%	0.79%	0.79%	0.79%	0.80%
Ratio of Net Investment Income/(Loss)	1.85%	2.04%	2.13%	2.32%	2.12%	2.23%
Portfolio Turnover Rate	4%	16%	24%	30%	23%	33%

Class I Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$51.74	$46.27	$44.61	$47.08	$41.00	$34.29
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.53(1)	1.02(1)	1.00(1)	1.15(1)	0.99(1)	0.77
Net realized and unrealized gain/(loss)	3.31	8.59	5.51	(2.32)	5.92	6.65
Total from Investment Operations	3.84	9.61	6.51	(1.17)	6.91	7.42
Less Dividends and Distributions:
Dividends (from net investment income)	(0.57)	(1.16)	(1.08)	(0.99)	(0.83)	(0.71)
Distributions (from capital gains)	(0.95)	(2.98)	(3.77)	(0.31)	—	—
Total Dividends and Distributions	(1.52)	(4.14)	(4.85)	(1.30)	(0.83)	(0.71)
Net Asset Value, End of Period	$54.06	$51.74	$46.27	$44.61	$47.08	$41.00
Total Return*	7.38%	21.84%	15.21%	(2.60)%	16.96%	21.88%
Net Assets, End of Period (in thousands)	$129,972	$99,108	$61,848	$52,184	$54,748	$31,066
Average Net Assets for the Period (in thousands)	$109,850	$75,159	$56,282	$55,606	$45,976	$25,489
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.69%	0.71%	0.72%	0.71%	0.73%	0.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.71%	0.72%	0.71%	0.73%	0.71%
Ratio of Net Investment Income/(Loss)	1.95%	2.11%	2.21%	2.40%	2.19%	2.33%
Portfolio Turnover Rate	4%	16%	24%	30%	23%	33%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Growth and Income Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and the period ended September 30	2018	2017(1)
Net Asset Value, Beginning of Period	$51.67	$50.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.60	0.20
Net realized and unrealized gain/(loss)	3.26	1.47
Total from Investment Operations	3.86	1.67
Less Dividends and Distributions:
Dividends (from net investment income)	(0.59)	(0.24)
Distributions (from capital gains)	(0.95)	—
Total Dividends and Distributions	(1.54)	(0.24)
Net Asset Value, End of Period	$53.99	$51.67
Total Return*	7.42%	3.33%
Net Assets, End of Period (in thousands)	$7,906	$52
Average Net Assets for the Period (in thousands)	$6,305	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.64%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.64%	0.63%
Ratio of Net Investment Income/(Loss)	2.19%	2.54%
Portfolio Turnover Rate	4%	16%

Class R Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$51.40	$46.02	$44.43	$46.86	$40.85	$34.22
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.34(2)	0.69(2)	0.69(2)	0.83(2)	0.68(2)	0.52
Net realized and unrealized gain/(loss)	3.30	8.52	5.48	(2.30)	5.92	6.61
Total from Investment Operations	3.64	9.21	6.17	(1.47)	6.60	7.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.39)	(0.85)	(0.81)	(0.65)	(0.59)	(0.50)
Distributions (from capital gains)	(0.95)	(2.98)	(3.77)	(0.31)	—	—
Total Dividends and Distributions	(1.34)	(3.83)	(4.58)	(0.96)	(0.59)	(0.50)
Net Asset Value, End of Period	$53.70	$51.40	$46.02	$44.43	$46.86	$40.85
Total Return*	7.03%	21.01%	14.44%	(3.24)%	16.22%	21.02%
Net Assets, End of Period (in thousands)	$3,712	$3,324	$2,665	$2,331	$3,225	$2,685
Average Net Assets for the Period (in thousands)	$3,584	$3,201	$2,445	$3,056	$2,932	$2,518
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.38%	1.38%	1.39%	1.38%	1.38%	1.39%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.38%	1.38%	1.39%	1.38%	1.38%	1.39%
Ratio of Net Investment Income/(Loss)	1.25%	1.44%	1.53%	1.72%	1.52%	1.64%
Portfolio Turnover Rate	4%	16%	24%	30%	23%	33%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through September 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2018

Janus Henderson Growth and Income Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$51.63	$46.19	$44.57	$47.01	$40.96	$34.29
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.41(1)	0.82(1)	0.81(1)	0.95(1)	0.79(1)	0.63
Net realized and unrealized gain/(loss)	3.31	8.56	5.49	(2.30)	5.94	6.62
Total from Investment Operations	3.72	9.38	6.30	(1.35)	6.73	7.25
Less Dividends and Distributions:
Dividends (from net investment income)	(0.45)	(0.96)	(0.91)	(0.78)	(0.68)	(0.58)
Distributions (from capital gains)	(0.95)	(2.98)	(3.77)	(0.31)	—	—
Total Dividends and Distributions	(1.40)	(3.94)	(4.68)	(1.09)	(0.68)	(0.58)
Net Asset Value, End of Period	$53.95	$51.63	$46.19	$44.57	$47.01	$40.96
Total Return*	7.17%	21.34%	14.71%	(2.97)%	16.50%	21.33%
Net Assets, End of Period (in thousands)	$25,620	$23,254	$23,495	$23,789	$33,405	$38,526
Average Net Assets for the Period (in thousands)	$25,162	$23,525	$24,083	$29,034	$37,191	$38,196
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.13%	1.12%	1.14%	1.13%	1.13%	1.14%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.12%	1.12%	1.13%	1.12%	1.12%	1.14%
Ratio of Net Investment Income/(Loss)	1.50%	1.69%	1.79%	1.98%	1.77%	1.89%
Portfolio Turnover Rate	4%	16%	24%	30%	23%	33%

Class T Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$51.68	$46.22	$44.58	$47.04	$40.97	$34.28
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.48(1)	0.94(1)	0.93(1)	1.08(1)	0.92(1)	0.72
Net realized and unrealized gain/(loss)	3.31	8.58	5.50	(2.31)	5.93	6.63
Total from Investment Operations	3.79	9.52	6.43	(1.23)	6.85	7.35
Less Dividends and Distributions:
Dividends (from net investment income)	(0.52)	(1.08)	(1.02)	(0.92)	(0.78)	(0.66)
Distributions (from capital gains)	(0.95)	(2.98)	(3.77)	(0.31)	—	—
Total Dividends and Distributions	(1.47)	(4.06)	(4.79)	(1.23)	(0.78)	(0.66)
Net Asset Value, End of Period	$54.00	$51.68	$46.22	$44.58	$47.04	$40.97
Total Return*	7.29%	21.65%	15.02%	(2.74)%	16.81%	21.66%
Net Assets, End of Period (in thousands)	$1,692,560	$1,594,797	$1,391,564	$1,317,006	$1,538,205	$1,398,091
Average Net Assets for the Period (in thousands)	$1,709,965	$1,489,926	$1,380,808	$1,492,142	$1,503,853	$1,347,857
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.88%	0.88%	0.88%	0.87%	0.88%	0.89%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.86%	0.87%	0.86%	0.87%	0.88%
Ratio of Net Investment Income/(Loss)	1.75%	1.95%	2.05%	2.25%	2.04%	2.15%
Portfolio Turnover Rate	4%	16%	24%	30%	23%	33%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Growth and Income Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Growth and Income Fund (formerly named Janus Growth and Income Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital growth and current income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital  or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are

22	MARCH 31, 2018

Janus Henderson Growth and Income Fund

Notes to Financial Statements (unaudited)

generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

Janus Investment Fund	23

Janus Henderson Growth and Income Fund

Notes to Financial Statements (unaudited)

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2018.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends of net investment income are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It

24	MARCH 31, 2018

Janus Henderson Growth and Income Fund

Notes to Financial Statements (unaudited)

is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone

Janus Investment Fund	25

Janus Henderson Growth and Income Fund

Notes to Financial Statements (unaudited)

member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital  an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.60% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.67% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2019. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the

26	MARCH 31, 2018

Janus Henderson Growth and Income Fund

Notes to Financial Statements (unaudited)

Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as

Janus Investment Fund	27

Janus Henderson Growth and Income Fund

Notes to Financial Statements (unaudited)

“Fund administration fees” on the Statement of Operations. Total compensation of $268,180 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2018. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $240,213 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2018.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2018 can be found in a table located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2018, Janus Henderson Distributors retained upfront sales charges of $9,543.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2018.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2018, redeeming shareholders of Class C Shares paid CDSCs of $884.

28	MARCH 31, 2018

Janus Henderson Growth and Income Fund

Notes to Financial Statements (unaudited)

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2018 are noted below. The primary difference  between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,237,249,306	$1,956,669,504	$(22,323,047)	$ 1,934,346,457

Janus Investment Fund	29

Janus Henderson Growth and Income Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2018		Year ended September 30, 2017(1)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	127,193	$ 7,082,506	247,879	$ 11,858,954
Reinvested dividends and distributions	10,040	552,632	44,986	2,095,376
Shares repurchased	(70,779)	(3,861,613)	(479,681)	(23,137,701)
Net Increase/(Decrease)	66,454	$ 3,773,525	(186,816)	$ (9,183,371)
Class C Shares:
Shares sold	54,834	$ 3,016,392	121,461	$ 5,699,786
Reinvested dividends and distributions	8,667	472,023	29,307	1,348,713
Shares repurchased	(39,734)	(2,158,970)	(148,729)	(7,044,257)
Net Increase/(Decrease)	23,767	$ 1,329,445	2,039	$ 4,242
Class D Shares:
Shares sold	1,365,062	$ 75,694,430	2,826,964	$135,323,213
Reinvested dividends and distributions	1,581,437	87,121,831	4,955,811	231,774,129
Shares repurchased	(2,704,655)	(149,196,492)	(5,333,716)	(257,754,932)
Net Increase/(Decrease)	241,844	$ 13,619,769	2,449,059	$109,342,410
Class I Shares:
Shares sold	826,633	$ 46,090,644	962,325	$ 47,118,568
Reinvested dividends and distributions	46,015	2,533,799	111,760	5,239,641
Shares repurchased	(384,061)	(20,912,039)	(495,100)	(23,658,111)
Net Increase/(Decrease)	488,587	$ 27,712,404	578,985	$ 28,700,098
Class N Shares:
Shares sold	144,633	$ 7,716,360	998	$ 50,000
Reinvested dividends and distributions	3,531	194,209	5	244
Shares repurchased	(2,734)	(151,353)	-	-
Net Increase/(Decrease)	145,430	$ 7,759,216	1,003	$ 50,244
Class R Shares:
Shares sold	5,882	$ 326,170	16,105	$ 756,001
Reinvested dividends and distributions	1,334	73,131	4,621	214,223
Shares repurchased	(2,754)	(149,633)	(13,972)	(678,642)
Net Increase/(Decrease)	4,462	$ 249,668	6,754	$ 291,582
Class S Shares:
Shares sold	58,573	$ 3,271,443	60,023	$ 2,881,874
Reinvested dividends and distributions	11,289	621,168	40,801	1,901,221
Shares repurchased	(45,320)	(2,496,117)	(159,060)	(7,672,533)
Net Increase/(Decrease)	24,542	$ 1,396,494	(58,236)	$ (2,889,438)
Class T Shares:
Shares sold	1,921,633	$106,452,974	2,927,519	$142,517,766
Reinvested dividends and distributions	803,317	44,227,978	2,526,027	118,026,920
Shares repurchased	(2,239,538)	(123,804,729)	(4,697,536)	(226,807,761)
Net Increase/(Decrease)	485,412	$ 26,876,223	756,010	$ 33,736,925
(1)	Period from August 4, 2017 (inception date) through September 30, 2017 for Class N Shares.

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$217,254,007	$ 227,218,734	$ -	$ -

30	MARCH 31, 2018

Janus Henderson Growth and Income Fund

Notes to Financial Statements (unaudited)

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	31

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

32	MARCH 31, 2018

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

Janus Investment Fund	33

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

34	MARCH 31, 2018

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

Janus Investment Fund	35

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

36	MARCH 31, 2018

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Investment Fund	37

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

38	MARCH 31, 2018

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

Janus Investment Fund	39

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

40	MARCH 31, 2018

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Janus Investment Fund	41

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

42	MARCH 31, 2018

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	43

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

44	MARCH 31, 2018

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	45

Janus Henderson Growth and Income Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

46	MARCH 31, 2018

Janus Henderson Growth and Income Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	47

Janus Henderson Growth and Income Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

48	MARCH 31, 2018

Janus Henderson Growth and Income Fund

Notes

NotesPage1

Janus Investment Fund	49

Janus Henderson Growth and Income Fund

Notes

NotesPage2

50	MARCH 31, 2018

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-24-93048 05-18

SEMIANNUAL REPORT March 31, 2018

Janus Henderson International Opportunities Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson International Opportunities Fund

Janus Henderson International Opportunities Fund (unaudited)

FUND SNAPSHOT

In today’s global markets, robust return opportunities may be outside the U.S. The Janus Henderson International Opportunities Fund is an international equity fund that seeks long-term growth of capital. The Fund employs

	Nicholas Cowley co-portfolio manager	Glen Finegan co-portfolio manager	Andrew Gillan co-portfolio manager	Junichi Inoue co-portfolio manager	Gordon Mackay co-portfolio manager
a multi-sub-portfolio approach where each underlying sub-portfolio management team is able to focus on their highest conviction ideas.	Paul O’Connor co-portfolio manager	Stephen Peak co-portfolio manager	James Ross co-portfolio manager	Ian Warmerdam co-portfolio manager

PERFORMANCE

The Janus Henderson International Opportunities Fund underperformed its benchmark, the MSCI EAFE® Index, over the six-month period ending March 31, 2018. The Fund’s I shares returned 0.86% while the MSCI EAFE Index returned 2.63%.

INVESTMENT ENVIRONMENT

International equities broadly performed well over the period. Japanese equities notably performed strongly while Emerging Market equities also performed positively.

PERFORMANCE DISCUSSION

Micro Focus, a position in the Europe-1 sub-portfolio, was the Fund’s most significant detractor over the period. The company revised down guidance, causing the share price to fall sharply, something we view as indicative of how unforgiving the market has been recently regarding negative news flow. In our opinion, the stock is oversold and the company, which purchases legacy software assets, is in a transition phase as it works through its acquisition of HP Enterprise, its most significant acquisition to date and one which could be transformative for the company.

Saga, a UK insurer, travel and services company, focused on the over-50s held in the Europe-1 sub-portfolio, was weaker in the first quarter. Recent releases have highlighted tougher trading conditions but we think the long-term opportunity for Saga looks promising. Saga has a very strong brand in the growing over-50s market and their investment and expansion in other services, such as wealth management, in addition to its core businesses positions them well to benefit from an aging demographic. Given this longer-term potential, we believe the valuation of less than 10x next year’s projected earnings looks compelling.

Standard Life Aberdeen, the UK-based asset manager held in the Europe-2 sub-portfolio, detracted from performance. The company was formed by the merger of Standard Life and Aberdeen Asset Management, which was completed in August 2017. The merger has provided them with scale, something we believe is of increasing importance in asset management as active funds face fee pressure. We think the valuation looks attractive, despite the company seeing outflows.

Renault, the French auto manufacturer held by Europe-1, was the Fund’s most significant contributor over the period. Toward the end of the period there was talk of a formal tie-up with their alliance partner, Nissan, with whom they have a cross holding. This potential deal has long been part of our investment thesis, as it makes strategic sense for two companies who already benefit from significant synergies through sharing production platforms. We believe that a more formal tie-up between the two companies will make it one of the top three global producers and will result in higher valuation multiples.

South African bank Standard Bank, held by the Emerging Markets sub-portfolio, was another contributor to performance. Standard Bank is well-managed bank that has been expanding across the African continent. The group is targeting a 20% contribution to group earnings

Janus Investment Fund	1

Janus Henderson International Opportunities Fund (unaudited)

from Africa ex South Africa, operating in markets we believe have significant potential, such as Nigeria. As emerging economies develop, incomes rise and a middle class emerges the demand for banking services should increase and we believe Standard Bank is well positioned to benefit from this demographically driven opportunity.

FANUC, held in the Japan sub-portfolio, contributed positively to performance. FANUC is a Japanese company which provides industrial automation products and services. The company is a global leader across industrial automation and has developed, in our view, a significant competitive advantage over many years with the company having been founded back in 1958.

OUTLOOK

The global phenomenon of extraordinary outperformance of the growth style versus the value style looks stretched, in our view. We anticipate a rotation in market leadership in International during 2018. As a multi sub-portfolio Fund employing a variety of styles and focusing on bottom-up stock selection, we believe we are well placed to navigate a choppy and rotationary market environment.

Thank you for your investment in Janus Henderson International Opportunities Fund.

2	MARCH 31, 2018

Janus Henderson International Opportunities Fund (unaudited)

Fund At A Glance

March 31, 2018

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Renault SA	0.69%	Micro Focus International PLC	-1.19%
	Continental AG	0.48%	Bayer AG	-0.55%
	Amadeus IT Group SA	0.38%	Saga PLC	-0.53%
	FANUC Corp	0.38%	Hennes & Mauritz AB	-0.41%
	Standard Bank Group Ltd	0.35%	Standard Life Aberdeen PLC	-0.37%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI EAFE Index (Net)
		Contribution	(Average % of Equity)	Weighting
	Consumer Staples	0.69%	5.70%	11.04%
	Consumer Discretionary	0.24%	18.42%	12.35%
	Real Estate	0.11%	1.67%	3.52%
	Utilities	0.10%	1.15%	3.21%
	Other**	-0.03%	3.60%	0.00%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI EAFE Index (Net)
		Contribution	(Average % of Equity)	Weighting
	Information Technology	-0.69%	25.76%	6.52%
	Health Care	-0.59%	8.45%	10.13%
	Energy	-0.46%	1.73%	5.22%
	Industrials	-0.43%	10.99%	14.61%
	Financials	-0.38%	19.60%	21.37%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson International Opportunities Fund (unaudited)

Fund At A Glance

March 31, 2018

5 Largest Equity Holdings - (% of Net Assets)
Renault SA
Automobiles	3.6%
Bayer AG
Pharmaceuticals	2.9%
Pandora A/S
Textiles, Apparel & Luxury Goods	2.9%
Novo Nordisk A/S
Pharmaceuticals	2.8%
Deutsche Post AG
Air Freight & Logistics	2.7%
14.9%

Asset Allocation - (% of Net Assets)
Common Stocks	95.6%
Investment Companies	3.5%
Preferred Stocks	0.9%
Other	(0.0)%
100.0%

Emerging markets comprised 18.5% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2018	As of September 30, 2017

4	MARCH 31, 2018

Janus Henderson International Opportunities Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2018						per the January 26, 2018 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	0.69%	11.67%	7.14%	3.39%	8.66%	1.33%	1.33%
Class A Shares at MOP	-5.10%	5.26%	5.88%	2.79%	8.27%
Class C Shares at NAV	0.36%	10.86%	6.33%	2.60%	7.84%	2.16%	2.14%
Class C Shares at CDSC	-0.64%	9.86%	6.33%	2.60%	7.84%
Class D Shares(1)	0.81%	11.67%	7.14%	3.39%	8.66%	1.08%	1.08%
Class I Shares	0.86%	11.99%	7.45%	3.39%	8.66%	1.00%	1.00%
Class N Shares	0.90%	12.08%	7.14%	3.39%	8.66%	0.93%	0.93%
Class R Shares	0.51%	11.29%	6.80%	3.08%	8.42%	1.69%	1.65%
Class S Shares	0.67%	11.54%	7.06%	3.35%	8.63%	1.44%	1.44%
Class T Shares	0.77%	11.67%	7.14%	3.39%	8.66%	1.18%	1.18%
MSCI EAFE Index (Net)	2.63%	14.80%	6.50%	2.74%	5.84%
MSCI EAFE Index (Gross)	2.80%	15.32%	6.98%	3.23%	6.30%
Morningstar Quartile - Class A Shares	-	4th	2nd	2nd	1st
Morningstar Ranking - based on total returns for Foreign Large Blend Funds	-	732/801	162/646	138/501	20/370

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Janus Investment Fund	5

Janus Henderson International Opportunities Fund (unaudited)

Performance

Net expense ratios reflect the expense waiver, if any, contractually agreed to through February 1, 2019.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Returns of the Fund shown prior to June 5, 2017, are those for Henderson International Opportunities Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class R Shares, Class I Shares, Class IF Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class R Shares, Class I Shares (Class I Shares and Class IF Shares of the Predecessor Fund were reorganized into Class I Shares of the Fund), and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class R Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares and Class C Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on August 31, 2001. Class R Shares, Class I Shares, Class R6 Shares, and Class IF Shares of the Predecessor Fund commenced operations on September 30, 2005, March 31, 2009, November 30, 2015, and March 31, 2016, respectively. Class D Shares, Class S Shares, and Class T Shares commenced operations on June 5, 2017.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class R Shares shown for periods prior to June 5, 2017, reflects the performance of Class R Shares of the Predecessor Fund, calculated using the fees and expenses of Class R Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to September 30, 2005, performance for Class R Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to March 31, 2009, performance for Class I Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

6	MARCH 31, 2018

Janus Henderson International Opportunities Fund (unaudited)

Performance

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective January 26, 2018, Stephen Peak is Lead Portfolio Manager of the Fund and Nicholas Cowley, Glen Finegan, Andrew Gillan, Junichi Inoue, Gordon Mackay, Paul O’Connor, James Ross and Ian Warmerdam are Co-Portfolio Managers of the Fund.

Effective June 5, 2017, the Fund’s performance is compared to the MSCI EAFE Index net of foreign withholding taxes. Previously, the Predecessor Fund used the MSCI EAFE Index gross of foreign withholding taxes. The net version of the benchmark is believed to more closely reflect the Fund’s investment universe.

*The predecessor Fund’s inception date – August 31, 2001.

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson International Opportunities Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/17)	Ending Account Value (3/31/18)	Expenses Paid During Period (10/1/17 - 3/31/18)†	Beginning Account Value (10/1/17)	Ending Account Value (3/31/18)	Expenses Paid During Period (10/1/17 - 3/31/18)†	Net Annualized Expense Ratio (10/1/17 - 3/31/18)
Class A Shares	$1,000.00	$1,006.90	$6.35	$1,000.00	$1,018.60	$6.39	1.27%
Class C Shares	$1,000.00	$1,003.60	$9.84	$1,000.00	$1,015.11	$9.90	1.97%
Class D Shares	$1,000.00	$1,008.10	$5.31	$1,000.00	$1,019.65	$5.34	1.06%
Class I Shares	$1,000.00	$1,008.60	$4.86	$1,000.00	$1,020.09	$4.89	0.97%
Class N Shares	$1,000.00	$1,009.00	$4.56	$1,000.00	$1,020.39	$4.58	0.91%
Class R Shares	$1,000.00	$1,005.10	$8.05	$1,000.00	$1,016.90	$8.10	1.61%
Class S Shares	$1,000.00	$1,006.70	$6.75	$1,000.00	$1,018.20	$6.79	1.35%
Class T Shares	$1,000.00	$1,007.70	$5.76	$1,000.00	$1,019.20	$5.79	1.15%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	MARCH 31, 2018

Janus Henderson International Opportunities Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – 95.6%
Air Freight & Logistics – 2.7%
Deutsche Post AG	2,907,131	$127,111,335
Auto Components – 3.4%
Bridgestone Corp	1,170,900	51,412,963
Continental AG	385,683	106,522,314
		157,935,277
Automobiles – 4.6%
Renault SA	1,375,000	167,024,839
Subaru Corp	1,371,000	45,384,391
		212,409,230
Banks – 10.0%
Alpha Bank AE*	5,000,000	10,712,076
Banco Bradesco SA	2,100,885	24,483,807
Barclays PLC	25,000,000	73,001,223
Credit Agricole SA	7,188,050	116,942,268
DBS Group Holdings Ltd	1,830,000	38,614,033
HDFC Bank Ltd	1,352,532	39,392,474
Mitsubishi UFJ Financial Group Inc	13,924,500	92,432,092
Public Bank Bhd	6,801,200	42,435,266
Standard Bank Group Ltd	1,274,059	23,583,117
		461,596,356
Beverages – 1.7%
Fomento Economico Mexicano SAB de CV (ADR)	237,491	21,713,802
Treasury Wine Estates Ltd	4,445,616	58,046,812
		79,760,614
Biotechnology – 1.6%
Shire PLC (ADR)	1,500,000	74,763,147
Consumer Finance – 0.6%
American Express Co	318,282	29,689,345
Diversified Financial Services – 3.9%
Ayala Corp	1,872,840	34,242,101
Berkshire Hathaway Inc*	165,155	32,945,119
Standard Life Aberdeen PLC	22,038,673	111,355,885
		178,543,105
Diversified Telecommunication Services – 1.5%
BT Group PLC	21,500,000	68,689,450
Electronic Equipment, Instruments & Components – 2.0%
Largan Precision Co Ltd	235,000	27,191,994
TDK Corp	721,400	64,319,225
		91,511,219
Food & Staples Retailing – 0.3%
Shoprite Holdings Ltd	621,612	13,287,235
Food Products – 2.2%
Tiger Brands Ltd	425,761	13,386,521
Uni-President Enterprises Corp	38,344,000	90,496,550
		103,883,071
Health Care Providers & Services – 2.0%
Fresenius SE & Co KGaA	1,204,133	91,963,920
Household Durables – 2.0%
Sony Corp	1,163,000	56,645,245
Techtronic Industries Co Ltd	6,270,500	37,040,952
		93,686,197
Independent Power and Renewable Electricity Producers – 0.5%
Engie Brasil Energia SA	2,030,802	24,091,550
Industrial Conglomerates – 2.3%
Siemens AG	830,000	105,853,728
Information Technology Services – 6.3%
Amadeus IT Group SA	1,631,099	120,568,211
Infosys Ltd	2,840,478	49,574,257

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson International Opportunities Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – (continued)
Information Technology Services – (continued)
Mastercard Inc	306,129	$53,621,556
Tata Consultancy Services Ltd	994,140	43,586,659
Visa Inc	222,124	26,570,473
		293,921,156
Insurance – 2.9%
AIA Group Ltd	6,812,200	58,156,741
Saga PLC	15,750,000	24,954,120
Tokio Marine Holdings Inc	1,098,800	50,053,304
		133,164,165
Internet & Direct Marketing Retail – 0.8%
Booking Holdings Inc*	18,468	38,420,642
Internet Software & Services – 4.3%
Alibaba Group Holding Ltd (ADR)*	330,917	60,736,506
Alphabet Inc - Class C*	41,465	42,783,172
Tencent Holdings Ltd	1,086,800	57,853,534
Yahoo Japan Corp	8,431,000	39,567,857
		200,941,069
Life Sciences Tools & Services – 0.9%
ICON PLC*	350,757	41,438,432
Machinery – 2.8%
FANUC Corp	287,600	73,207,011
Komatsu Ltd	1,681,600	56,493,560
		129,700,571
Marine – 1.6%
AP Moller - Maersk A/S	48,000	74,834,431
Media – 1.4%
Dentsu Inc	1,473,200	65,356,643
Oil, Gas & Consumable Fuels – 1.7%
Kosmos Energy Ltd*	12,648,775	79,687,282
Personal Products – 0.4%
LG Household & Health Care Ltd	16,685	18,740,386
Pharmaceuticals – 5.7%
Bayer AG	1,200,000	135,671,178
Novo Nordisk A/S	2,637,572	129,799,472
		265,470,650
Professional Services – 2.4%
RELX NV	5,419,602	112,421,438
Real Estate Management & Development – 1.3%
Mitsui Fudosan Co Ltd	2,470,200	59,584,093
Semiconductor & Semiconductor Equipment – 3.9%
ASML Holding NV	586,277	115,978,966
Taiwan Semiconductor Manufacturing Co Ltd	2,717,000	23,093,420
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	1,002,552	43,871,675
		182,944,061
Software – 5.7%
Micro Focus International PLC	4,500,000	62,947,371
Microsoft Corp	421,573	38,476,968
SAP SE	1,168,850	122,300,619
Trend Micro Inc/Japan	676,200	40,110,718
		263,835,676
Specialty Retail – 1.3%
Kingfisher PLC	14,000,000	57,603,954
Technology Hardware, Storage & Peripherals – 2.5%
Apple Inc	258,832	43,426,833
FUJIFILM Holdings Corp	1,184,900	47,426,516
Samsung Electronics Co Ltd	10,835	25,251,787
		116,105,136

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2018

Janus Henderson International Opportunities Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – 2.9%
Pandora A/S	1,250,000	$135,517,041
Thrifts & Mortgage Finance – 2.1%
Housing Development Finance Corp Ltd	3,484,351	98,009,248
Tobacco – 1.4%
Japan Tobacco Inc	2,223,100	63,623,350
Water Utilities – 0.7%
Aguas Andinas SA	50,188,307	32,673,969
Wireless Telecommunication Services – 1.3%
SoftBank Group Corp	790,400	58,884,172
Total Common Stocks (cost $3,740,162,150)		4,437,652,344
Preferred Stocks – 0.9%
Technology Hardware, Storage & Peripherals – 0.9%
Samsung Electronics Co Ltd (cost $25,476,422)	22,064	42,571,593
Investment Companies – 3.5%
Money Markets – 3.5%
Fidelity Investments Money Market Treasury Portfolio, 1.4900%ºº (cost $163,594,473)	163,594,473	163,594,473
Total Investments (total cost $3,929,233,045) – 100.0%		4,643,818,410
Liabilities, net of Cash, Receivables and Other Assets – (0.0)%		(437,592)
Net Assets – 100%		$4,643,380,818

Summary of Investments by Country - (Long Positions) (unaudited)

		% of Investment Securities

Country	Value
Japan	$864,501,140	18.6%
Germany	689,423,094	14.8
United States	549,215,863	11.8
United Kingdom	473,315,150	10.2
Denmark	340,150,944	7.3
France	283,967,107	6.1
India	230,562,638	5.0
Netherlands	228,400,404	4.9
Taiwan	184,653,639	4.0
Spain	120,568,211	2.6
China	118,590,040	2.6
Hong Kong	95,197,693	2.1
South Korea	86,563,766	1.9
Australia	58,046,812	1.3
South Africa	50,256,873	1.1
Brazil	48,575,357	1.0
Malaysia	42,435,266	0.9
Ireland	41,438,432	0.9
Singapore	38,614,033	0.8
Philippines	34,242,101	0.7
Chile	32,673,969	0.7
Mexico	21,713,802	0.5
Greece	10,712,076	0.2

Total	$4,643,818,410	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson International Opportunities Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI EAFE® Index	MSCI EAFE® (Europe, Australasia, Far East) Index reflects the equity market performance of developed markets, excluding the U.S. and Canada.

ADR	American Depositary Receipt
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2018.

12	MARCH 31, 2018

Janus Henderson International Opportunities Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Air Freight & Logistics	$-	$127,111,335	$-
Auto Components	-	157,935,277	-
Automobiles	-	212,409,230	-
Banks	24,483,807	437,112,549	-
Beverages	21,713,802	58,046,812	-
Biotechnology	-	74,763,147	-
Diversified Financial Services	32,945,119	145,597,986	-
Diversified Telecommunication Services	-	68,689,450	-
Electronic Equipment, Instruments & Components	-	91,511,219	-
Food & Staples Retailing	-	13,287,235	-
Food Products	-	103,883,071	-
Health Care Providers & Services	-	91,963,920	-
Household Durables	-	93,686,197	-
Industrial Conglomerates	-	105,853,728	-
Information Technology Services	80,192,029	213,729,127	-
Insurance	-	133,164,165	-
Internet Software & Services	103,519,678	97,421,391	-
Machinery	-	129,700,571	-
Marine	-	74,834,431	-
Media	-	65,356,643	-
Personal Products	-	18,740,386	-
Pharmaceuticals	-	265,470,650	-
Professional Services	-	112,421,438	-
Real Estate Management & Development	-	59,584,093	-
Semiconductor & Semiconductor Equipment	43,871,675	139,072,386	-
Software	38,476,968	225,358,708	-
Specialty Retail	-	57,603,954	-
Technology Hardware, Storage & Peripherals	43,426,833	72,678,303	-
Textiles, Apparel & Luxury Goods	-	135,517,041	-
Thrifts & Mortgage Finance	-	98,009,248	-
Tobacco	-	63,623,350	-
Wireless Telecommunication Services	-	58,884,172	-
All Other	246,001,220	-	-
Preferred Stocks	-	42,571,593	-
Investment Companies	163,594,473	-	-
Total Assets	$798,225,604	$3,845,592,806	$-

Janus Investment Fund	13

Janus Henderson International Opportunities Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2018

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$4,643,818,410
Cash	61,412
Non-interested Trustees' deferred compensation	93,301
Receivables:
Investments sold	12,899,200
Dividends	9,036,577
Foreign tax reclaims	4,327,921
Fund shares sold	2,293,006
Other assets	277,295
Total Assets	4,672,807,122
Liabilities:
Payables:	—
Investments purchased	12,322,760
Fund shares repurchased	10,987,980
Advisory fees	3,673,534
Foreign tax liability	844,952
Transfer agent fees and expenses	751,681
12b-1 Distribution and shareholder servicing fees	491,641
Non-interested Trustees' deferred compensation fees	93,301
Professional fees	47,775
Non-interested Trustees' fees and expenses	36,812
Fund administration fees	32,141
Custodian fees	23,815
Accrued expenses and other payables	119,912
Total Liabilities	29,426,304
Net Assets	$4,643,380,818

See Notes to Financial Statements.

14	MARCH 31, 2018

Janus Henderson International Opportunities Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2018

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,829,521,943
Undistributed net investment income/(loss)	(5,343,400)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	105,371,040
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(2)	713,831,235
Total Net Assets	$4,643,380,818
Net Assets - Class A Shares	$581,155,258
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	19,752,233
Net Asset Value Per Share(3)	$29.42
Maximum Offering Price Per Share(4)	$31.21
Net Assets - Class C Shares	$396,875,445
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,416,708
Net Asset Value Per Share(3)	$27.53
Net Assets - Class D Shares	$3,391,786
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	115,586
Net Asset Value Per Share	$29.34
Net Assets - Class I Shares	$3,623,112,957
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	123,511,619
Net Asset Value Per Share	$29.33
Net Assets - Class N Shares	$10,808,227
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	368,590
Net Asset Value Per Share	$29.32
Net Assets - Class R Shares	$19,443,296
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	675,750
Net Asset Value Per Share	$28.77
Net Assets - Class S Shares	$52,001
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,775
Net Asset Value Per Share	$29.30
Net Assets - Class T Shares	$8,541,848
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	291,313
Net Asset Value Per Share	$29.32

(1) Includes cost of $3,929,233,045.

(2) Includes $844,952 of foreign capital gains tax on investments.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson International Opportunities Fund

Statement of Operations (unaudited)

For the period ended March 31, 2018

See footnotes at the end of the Statement.

Investment Income:
Dividends	$34,057,531
Other income	797,271
Foreign tax withheld	(3,571,060)
Total Investment Income	31,283,742
Expenses:
Advisory fees	21,417,942
12b-1 Distribution and shareholder servicing fees:
Class A Shares	769,238
Class C Shares	2,139,112
Class R Shares	53,439
Class S Shares	66
Transfer agent administrative fees and expenses:
Class D Shares	1,884
Class R Shares	27,911
Class S Shares	66
Class T Shares	13,325
Transfer agent networking and omnibus fees:
Class A Shares	308,935
Class C Shares	113,436
Class I Shares	995,904
Class R Shares	1,773
Other transfer agent fees and expenses:
Class A Shares	37,564
Class C Shares	22,719
Class D Shares	431
Class I Shares	76,165
Class N Shares	151
Class R Shares	239
Class T Shares	107
Fund administration fees	188,693
Custodian fees	171,205
Non-interested Trustees’ fees and expenses	72,546
Professional fees	42,736
Registration fees	19,491
Other expenses	80,053
Total Expenses	26,555,131
Less: Excess Expense Reimbursement and Waivers	(11,473)
Net Expenses	26,543,658
Net Investment Income/(Loss)	4,740,084

See Notes to Financial Statements.

16	MARCH 31, 2018

Janus Henderson International Opportunities Fund

Statement of Operations (unaudited)

For the period ended March 31, 2018

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions(1)	$320,881,605
Total Net Realized Gain/(Loss) on Investments	320,881,605
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation(2)	(282,085,914)
Total Change in Unrealized Net Appreciation/Depreciation	(282,085,914)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$43,535,775

(1) Includes realized foreign capital gains tax on investments of $(61,173). (2) Includes change in unrealized appreciation/depreciation of $(844,952) due to foreign capital gains tax on investments.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson International Opportunities Fund

Statements of Changes in Net Assets

	Period ended March 31, 2018 (unaudited)	Period ended September 30, 2017(1)	Year ended July 31, 2017(2)

Operations:
Net investment income/(loss)	$4,740,084	$18,708,146	$35,976,732
Net realized gain/(loss) on investments	320,881,605	102,888,740	(33,670,641)
Change in unrealized net appreciation/depreciation	(282,085,914)	(52,201,788)	561,721,592
Net Increase/(Decrease) in Net Assets Resulting from Operations	43,535,775	69,395,098	564,027,683
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(5,959,081)	—	(9,980,360)
Class C Shares	(468,197)	—	(3,938,552)
Class D Shares	(41,847)	—	—
Class I Shares	(49,752,718)	—	(52,961,746)
Class IF Shares(3)	N/A	N/A	(8,593,150)
Class N Shares	(149,908)	—	(12,169)
Class R Shares	(152,407)	—	(311,863)
Class S Shares	(676)	—	—
Class T Shares	(185,184)	—	—
Net Decrease from Dividends and Distributions to Shareholders	(56,710,018)	—	(75,797,840)
Capital Share Transactions:
Class A Shares	(42,146,350)	(22,862,059)	(215,334,814)
Class C Shares	(37,659,594)	(10,355,060)	(113,927,964)
Class D Shares	1,273,935	431,250	1,689,311
Class I Shares	(82,826,834)	24,509,351	294,494,955
Class IF Shares(3)	N/A	N/A	(588,371,558)
Class N Shares	345,631	333,816	8,789,513
Class R Shares	(3,773,687)	(263,912)	628,041
Class S Shares	676	—	50,010
Class T Shares	(1,923,559)	663,078	9,275,871
Net Increase/(Decrease) from Capital Share Transactions	(166,709,782)	(7,543,536)	(602,706,635)
Net Increase/(Decrease) in Net Assets	(179,884,025)	61,851,562	(114,476,792)
Net Assets:
Beginning of period	4,823,264,843	4,761,413,281	4,875,890,073
End of period	$4,643,380,818	$4,823,264,843	$4,761,413,281

Undistributed Net Investment Income/(Loss)	$(5,343,400)	$46,626,534	$27,183,519

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from June 5, 2017 (inception date) through July 31, 2017 for Class D Shares, Class S Shares and Class T Shares.

(3) Class IF Shares’ inception date was March 31, 2016. Class IF Shares merged into Class I Shares effective June 2, 2017.

See Notes to Financial Statements.

18	MARCH 31, 2018

Janus Henderson International Opportunities Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and the period ended September 30, 2017	2018	2017(1)
Net Asset Value, Beginning of Period	$29.50	$29.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	—(3)	0.11
Net realized and unrealized gain/(loss)	0.21	0.31
Total from Investment Operations	0.21	0.42
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.29)	—
Net Asset Value, End of Period	$29.42	$29.50
Total Return*	0.69%	1.44%
Net Assets, End of Period (in thousands)	$581,155	$623,172
Average Net Assets for the Period (in thousands)	$617,326	$625,740
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.27%	1.33%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.27%	1.33%
Ratio of Net Investment Income/(Loss)	0.02%	2.18%
Portfolio Turnover Rate	26%	5%

Class C Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and the period ended September 30, 2017	2018	2017(1)
Net Asset Value, Beginning of Period	$27.46	$27.11
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.10)	0.06
Net realized and unrealized gain/(loss)	0.20	0.29
Total from Investment Operations	0.10	0.35
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.03)	—
Net Asset Value, End of Period	$27.53	$27.46
Total Return*	0.36%	1.29%
Net Assets, End of Period (in thousands)	$396,875	$432,601
Average Net Assets for the Period (in thousands)	$429,208	$430,739
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.97%	2.16%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.97%	2.16%
Ratio of Net Investment Income/(Loss)	(0.69)%	1.36%
Portfolio Turnover Rate	26%	5%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson International Opportunities Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended July 31	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$26.05	$28.44	$26.99		$23.79	$19.22
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.25	0.28		0.31	0.14
Net realized and unrealized gain/(loss)	3.25	(2.28)	1.41		2.98	4.58
Total from Investment Operations	3.42	(2.03)	1.69		3.29	4.72
Less Dividends and Distributions:
Dividends (from net investment income)	(0.39)	(0.36)	(0.24)		(0.09)	(0.15)
Distributions (from capital gains)	—	—	—		—	—
Total Dividends and Distributions	(0.39)	(0.36)	(0.24)		(0.09)	(0.15)
Net Asset Value, End of Period	$29.08	$26.05	$28.44		$26.99	$23.79
Total Return*	13.36%	(7.18)%	6.33%		13.84%	24.64%
Net Assets, End of Period (in thousands)	$637,250	$784,966	$1,623,379		$1,991,001	$1,467,583
Average Net Assets for the Period (in thousands)	$682,656	$1,339,821	$1,640,689		$1,871,578	$1,336,874
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.31%	1.35%	1.36%		1.40%	1.46%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.31%	1.35%	1.36%		1.40%	1.46%
Ratio of Net Investment Income/(Loss)	0.63%	0.99%	1.03%		1.18%	0.66%
Portfolio Turnover Rate	51%	45%	71%		74%	129%
				1

Class C Shares
For a share outstanding during the year ended July 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$24.31	$26.60	$25.31	$22.40	$18.12
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.03)	0.12	0.09	0.08	(0.04)
Net realized and unrealized gain/(loss)	3.04	(2.21)	1.29	2.83	4.32
Total from Investment Operations	3.01	(2.09)	1.38	2.91	4.28
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.20)	(0.09)	—	—
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.21)	(0.20)	(0.09)	—	—
Net Asset Value, End of Period	$27.11	$24.31	$26.60	$25.31	$22.40
Total Return*	12.50%	(7.88)%	5.47%	12.99%	23.62%
Net Assets, End of Period (in thousands)	$437,418	$504,192	$552,630	$491,403	$424,538
Average Net Assets for the Period (in thousands)	$457,115	$513,230	$507,862	$472,096	$414,950
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.09%	2.11%	2.13%	2.17%	2.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.09%	2.11%	2.13%	2.17%	2.26%
Ratio of Net Investment Income/(Loss)	(0.13)%	0.50%	0.33%	0.32%	(0.18)%
Portfolio Turnover Rate	51%	45%	71%	74%	129%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2018

Janus Henderson International Opportunities Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and the period ended September 30, 2017	2018	2017(1)
Net Asset Value, Beginning of Period	$29.51	$29.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.05	0.12
Net realized and unrealized gain/(loss)	0.20	0.31
Total from Investment Operations	0.25	0.43
Less Dividends and Distributions:
Dividends (from net investment income)	(0.42)	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.42)	—
Net Asset Value, End of Period	$29.34	$29.51
Total Return*	0.81%	1.48%
Net Assets, End of Period (in thousands)	$3,392	$2,187
Average Net Assets for the Period (in thousands)	$3,143	$1,914
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.06%	1.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.06%	1.08%
Ratio of Net Investment Income/(Loss)	0.30%	2.43%
Portfolio Turnover Rate	26%	5%

Class I Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and the period ended September 30, 2017	2018	2017(1)
Net Asset Value, Beginning of Period	$29.47	$29.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.05	0.12
Net realized and unrealized gain/(loss)	0.21	0.31
Total from Investment Operations	0.26	0.43
Less Dividends and Distributions:
Dividends (from net investment income)	(0.40)	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.40)	—
Net Asset Value, End of Period	$29.33	$29.47
Total Return*	0.86%	1.48%
Net Assets, End of Period (in thousands)	$3,623,113	$3,721,310
Average Net Assets for the Period (in thousands)	$3,758,986	$3,644,165
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.97%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	1.00%
Ratio of Net Investment Income/(Loss)	0.33%	2.51%
Portfolio Turnover Rate	26%	5%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson International Opportunities Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended July 31, 2017	2017(1)
Net Asset Value, Beginning of Period	$28.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.03
Net realized and unrealized gain/(loss)	0.58
Total from Investment Operations	0.61
Less Dividends and Distributions:
Dividends (from net investment income)	—
Distributions (from capital gains)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$29.08
Total Return*	2.14%
Net Assets, End of Period (in thousands)	$1,723
Average Net Assets for the Period (in thousands)	$1,119
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.39%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.06%
Ratio of Net Investment Income/(Loss)	0.59%
Portfolio Turnover Rate	51%

Class I Shares
For a share outstanding during the year ended July 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$26.06	$28.45	$27.04	$23.82	$19.25
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.25	0.42	0.40	0.39	0.22
Net realized and unrealized gain/(loss)	3.21	(2.36)	1.36	2.98	4.57
Total from Investment Operations	3.46	(1.94)	1.76	3.37	4.79
Less Dividends and Distributions:
Dividends (from net investment income)	(0.48)	(0.45)	(0.35)	(0.15)	(0.22)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.48)	(0.45)	(0.35)	(0.15)	(0.22)
Net Asset Value, End of Period	$29.04	$26.06	$28.45	$27.04	$23.82
Total Return*	13.58%	(6.87)%	6.60%	14.16%	25.00%
Net Assets, End of Period (in thousands)	$3,642,386	$2,966,703	$2,333,559	$1,389,207	$872,974
Average Net Assets for the Period (in thousands)	$2,966,203	$2,631,335	$1,879,501	$1,146,575	$747,361
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.05%	1.06%	1.10%	1.12%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.05%	1.06%	1.10%	1.12%	1.16%
Ratio of Net Investment Income/(Loss)	0.94%	1.65%	1.46%	1.47%	1.04%
Portfolio Turnover Rate	51%	45%	71%	74%	129%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	MARCH 31, 2018

Janus Henderson International Opportunities Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and the period ended September 30, 2017	2018	2017(1)
Net Asset Value, Beginning of Period	$29.47	$29.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.06	0.12
Net realized and unrealized gain/(loss)	0.21	0.32
Total from Investment Operations	0.27	0.44
Less Dividends and Distributions:
Dividends (from net investment income)	(0.42)	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.42)	—
Net Asset Value, End of Period	$29.32	$29.47
Total Return*	0.90%	1.52%
Net Assets, End of Period (in thousands)	$10,808	$10,530
Average Net Assets for the Period (in thousands)	$10,856	$10,134
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.91%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.93%
Ratio of Net Investment Income/(Loss)	0.40%	2.57%
Portfolio Turnover Rate	26%	5%

Class R Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and the period ended September 30, 2017	2018	2017(1)
Net Asset Value, Beginning of Period	$28.81	$28.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.05)	0.09
Net realized and unrealized gain/(loss)	0.20	0.31
Total from Investment Operations	0.15	0.40
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.19)	—
Net Asset Value, End of Period	$28.77	$28.81
Total Return*	0.51%	1.41%
Net Assets, End of Period (in thousands)	$19,443	$23,122
Average Net Assets for the Period (in thousands)	$22,406	$22,887
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.65%	1.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.61%	1.56%
Ratio of Net Investment Income/(Loss)	(0.35)%	1.96%
Portfolio Turnover Rate	26%	5%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson International Opportunities Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended July 31	2017	2016(1)
Net Asset Value, Beginning of Period	$26.05	$27.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.42	0.33
Net realized and unrealized gain/(loss)	3.05	(1.02)
Total from Investment Operations	3.47	(0.69)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.49)	(0.44)
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.49)	(0.44)
Net Asset Value, End of Period	$29.03	$26.05
Total Return*	13.61%	(2.57)%
Net Assets, End of Period (in thousands)	$10,041	$714
Average Net Assets for the Period (in thousands)	$2,895	$681
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.98%	1.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	1.08%
Ratio of Net Investment Income/(Loss)	1.55%	1.96%
Portfolio Turnover Rate	51%	45%

Class R Shares
For a share outstanding during the year ended July 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$25.55	$27.97	$26.59	$23.44	$18.93
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.08	0.28	0.24	0.22	0.07
Net realized and unrealized gain/(loss)	3.16	(2.35)	1.35	2.95	4.51
Total from Investment Operations	3.24	(2.07)	1.59	3.17	4.58
Less Dividends and Distributions:
Dividends (from net investment income)	(0.38)	(0.35)	(0.21)	(0.02)	(0.07)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.38)	(0.35)	(0.21)	(0.02)	(0.07)
Net Asset Value, End of Period	$28.41	$25.55	$27.97	$26.59	$23.44
Total Return*	12.89%	(7.45)%	6.05%	13.54%	24.23%
Net Assets, End of Period (in thousands)	$23,071	$20,056	$14,173	$9,966	$7,180
Average Net Assets for the Period (in thousands)	$21,398	$16,793	$11,221	$8,586	$6,809
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.72%	1.67%	1.63%	1.68%	1.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.71%	1.67%	1.63%	1.68%	1.76%
Ratio of Net Investment Income/(Loss)	0.29%	1.12%	0.89%	0.85%	0.34%
Portfolio Turnover Rate	51%	45%	71%	74%	129%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from November 30, 2015 (inception date) through July 31, 2016.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	MARCH 31, 2018

Janus Henderson International Opportunities Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and the period ended September 30, 2017	2018	2017(1)
Net Asset Value, Beginning of Period	$29.48	$29.06
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.01)	0.11
Net realized and unrealized gain/(loss)	0.22	0.31
Total from Investment Operations	0.21	0.42
Less Dividends and Distributions:
Dividends (from net investment income)	(0.39)	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.39)	—
Net Asset Value, End of Period	$29.30	$29.48
Total Return*	0.67%	1.45%
Net Assets, End of Period (in thousands)	$52	$52
Average Net Assets for the Period (in thousands)	$53	$51
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.41%	1.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.35%	1.26%
Ratio of Net Investment Income/(Loss)	(0.05)%	2.25%
Portfolio Turnover Rate	26%	5%

Class T Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and the period ended September 30, 2017	2018	2017(1)
Net Asset Value, Beginning of Period	$29.50	$29.07
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01	0.11
Net realized and unrealized gain/(loss)	0.22	0.32
Total from Investment Operations	0.23	0.43
Less Dividends and Distributions:
Dividends (from net investment income)	(0.41)	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.41)	—
Net Asset Value, End of Period	$29.32	$29.50
Total Return*	0.77%	1.48%
Net Assets, End of Period (in thousands)	$8,542	$10,291
Average Net Assets for the Period (in thousands)	$10,699	$9,755
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.16%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.15%	1.18%
Ratio of Net Investment Income/(Loss)	0.08%	2.32%
Portfolio Turnover Rate	26%	5%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson International Opportunities Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended July 31, 2017	2017(1)
Net Asset Value, Beginning of Period	$28.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.02
Net realized and unrealized gain/(loss)	0.57
Total from Investment Operations	0.59
Less Dividends and Distributions:
Dividends (from net investment income)	—
Distributions (from capital gains)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$29.06
Total Return*	2.07%
Net Assets, End of Period (in thousands)	$51
Average Net Assets for the Period (in thousands)	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.42%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.42%
Ratio of Net Investment Income/(Loss)	0.38%
Portfolio Turnover Rate	51%

Class T Shares
For a share outstanding during the period ended July 31, 2017	2017(1)
Net Asset Value, Beginning of Period	$28.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.03)
Net realized and unrealized gain/(loss)	0.63
Total from Investment Operations	0.60
Less Dividends and Distributions:
Dividends (from net investment income)	—
Distributions (from capital gains)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$29.07
Total Return*	2.11%
Net Assets, End of Period (in thousands)	$9,475
Average Net Assets for the Period (in thousands)	$2,712
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%
Ratio of Net Investment Income/(Loss)	(0.68)%
Portfolio Turnover Rate	51%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	MARCH 31, 2018

Janus Henderson International Opportunities Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson International Opportunities Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital appreciation primarily through investment in equities of non-U.S. companies. The Fund is classified as diversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson International Opportunities Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I, Class N, and Class R Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares and Class IF Predecessor Fund shares were exchanged for Class I Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial statements and financial highlights. For the fiscal year ended July 31, 2016, and prior periods, the audits of those financial statements were performed by auditors different from the auditors of this report.

The last fiscal year end of the Predecessor Fund was July 31, 2016. The Fund's last fiscal year end was July 31, 2017. Subsequent to July 31, 2017, the Fund changed its fiscal year end to September 30, 2017, to reflect the fiscal year end of certain funds of the Trust. Certain prior year amounts have been reclassified to conform to the current period presentation. Presentation of certain financial statement line item descriptions have been changed to conform to the current period presentation.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson

Janus Investment Fund	27

Janus Henderson International Opportunities Fund

Notes to Financial Statements (unaudited)

Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

28	MARCH 31, 2018

Janus Henderson International Opportunities Fund

Notes to Financial Statements (unaudited)

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $3,281,450,732 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and

Janus Investment Fund	29

Janus Henderson International Opportunities Fund

Notes to Financial Statements (unaudited)

would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective.

30	MARCH 31, 2018

Janus Henderson International Opportunities Fund

Notes to Financial Statements (unaudited)

Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the

Janus Investment Fund	31

Janus Henderson International Opportunities Fund

Notes to Financial Statements (unaudited)

Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Real Estate Investing

The Fund may invest in REITs, which are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. In addition, a Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives and common, preferred and convertible securities of issuers in real estate-related industries. Investments in REITs and real estate-linked derivatives are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, fluctuations in rental income, possible environmental liabilities, regulatory limitations on rent, and other risks related to local or general economic conditions. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $2 Billion	1.00
Next $1 Billion	0.90
Next $1 Billion	0.80
Next $1 Billion	0.70
Next $5 Billion	0.60
Above $10 Billion	0.50

Effective December 31, 2017, the Fund’s subadvisory agreement with Henderson Investment Management Limited (“HIML”) was terminated. HIML served as subadviser to the Fund. As subadviser, HIML provided day-to-day management of the investment operations of the Fund subject to the general oversight of the Board of Trustees and Janus Capital. HIML is an affiliate of Janus Capital through a common parent company.

Janus Capital paid HIML a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which one or more employees of HGIL may also serve as “associated persons” of Janus Capital. In this capacity, such employees of HGIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.94% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2019. In addition, until February 1, 2019, Janus Capital has agreed to reduce the administrative services fee payable by the Fund’s Class R Shares pursuant to the Fund’s Transfer Agency Agreement so that such fees do not exceed 0.21% of Class R Shares’ average daily net assets. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

32	MARCH 31, 2018

Janus Henderson International Opportunities Fund

Notes to Financial Statements (unaudited)

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1

Janus Investment Fund	33

Janus Henderson International Opportunities Fund

Notes to Financial Statements (unaudited)

distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Total compensation of $268,180 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2018. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $240,213 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2018.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2018, Janus Henderson Distributors retained upfront sales charges of $39,896.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended March 31, 2018, redeeming shareholders of Class A Shares paid CDSCs of $253 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2018, redeeming shareholders of Class C Shares paid CDSCs of $7,728.

34	MARCH 31, 2018

Janus Henderson International Opportunities Fund

Notes to Financial Statements (unaudited)

As of March 31, 2018, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned		% of Fund Owned
Class A Shares	-	%*	-	%*
Class C Shares	-*		-*
Class D Shares	2		-*
Class I Shares	-*		-*
Class N Shares	-*		-*
Class R Shares	-*		-*
Class S Shares	100		-*
Class T Shares	1		-*

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2017
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(120,142,207)	$(79,716,470)	$ (199,858,677)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2018 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,944,984,732	$887,773,303	$(188,939,625)	$ 698,833,678

Janus Investment Fund	35

Janus Henderson International Opportunities Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2018		Period ended September 30, 2017(1)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,817,040	$ 54,744,632	567,632	$ 16,491,969
Reinvested dividends and distributions	171,032	5,130,964	-	-
Shares repurchased	(3,363,636)	(102,021,946)	(1,353,511)	(39,354,028)
Net Increase/(Decrease)	(1,375,564)	$ (42,146,350)	(785,879)	$ (22,862,059)
Class C Shares:
Shares sold	632,968	$ 17,883,059	225,985	$ 6,108,207
Reinvested dividends and distributions	14,719	414,034	-	-
Shares repurchased	(1,985,327)	(55,956,687)	(609,480)	(16,463,267)
Net Increase/(Decrease)	(1,337,640)	$ (37,659,594)	(383,495)	$ (10,355,060)
Class D Shares:
Shares sold	69,701	$ 2,115,835	18,824	$ 545,259
Reinvested dividends and distributions	1,397	41,765	-	-
Shares repurchased	(29,619)	(883,665)	(3,964)	(114,009)
Net Increase/(Decrease)	41,479	$ 1,273,935	14,860	$ 431,250
Class I Shares:
Shares sold	14,824,220	$448,231,683	4,883,094	$141,545,694
Reinvested dividends and distributions	1,490,419	44,533,732	-	-
Shares repurchased	(19,073,591)	(575,592,249)	(4,038,636)	(117,036,343)
Net Increase/(Decrease)	(2,758,952)	$ (82,826,834)	844,458	$ 24,509,351
Class N Shares:
Shares sold	41,248	$ 1,241,624	12,372	$ 360,869
Reinvested dividends and distributions	5,019	149,908	-	-
Shares repurchased	(34,944)	(1,045,901)	(928)	(27,053)
Net Increase/(Decrease)	11,323	$ 345,631	11,444	$ 333,816
Class R Shares:
Shares sold	86,067	$ 2,537,344	24,557	$ 697,450
Reinvested dividends and distributions	1,580	46,391	-	-
Shares repurchased	(214,612)	(6,357,422)	(34,047)	(961,362)
Net Increase/(Decrease)	(126,965)	$ (3,773,687)	(9,490)	$ (263,912)
Class S Shares:
Shares sold	-	$ -	-	$ -
Reinvested dividends and distributions	25	676	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	25	$ 676	-	$ -
Class T Shares:
Shares sold	249,480	$ 7,462,021	41,010	$ 1,190,478
Reinvested dividends and distributions	6,181	184,754	-	-
Shares repurchased	(313,225)	(9,570,334)	(18,076)	(527,400)
Net Increase/(Decrease)	(57,564)	$ (1,923,559)	22,934	$ 663,078
(1)	Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

36	MARCH 31, 2018

Janus Henderson International Opportunities Fund

Notes to Financial Statements (unaudited)

Year ended July 31, 2017(1)(2)	Shares	Amount

Class A Shares:
Shares sold	5,734,204	$ 152,123,381
Reinvested dividends and distributions	343,347	8,624,883
Shares repurchased	(14,298,557)	(376,083,078)
Net Increase/(Decrease)	(8,221,006)	$ (215,334,814)
Class C Shares:
Shares sold	1,745,051	$ 42,949,004
Reinvested dividends and distributions	137,134	3,226,754
Shares repurchased	(6,480,225)	(160,103,722)
Net Increase/(Decrease)	(4,598,040)	$ (113,927,964)
Class D Shares:
Shares sold	60,302	$ 1,719,962
Reinvested dividends and distributions	-	-
Shares repurchased	(1,055)	(30,651)
Net Increase/(Decrease)	59,247	$ 1,689,311
Class I Shares:
Shares sold	34,685,334	$919,220,173
Reinvested dividends and distributions	1,829,668	45,833,170
Shares repurchased	(42,676,380)	(1,119,439,949)
Class IF Shares acquired	17,724,444	448,881,561
Net Increase/(Decrease)	(11,563,066)	$ 294,494,955
Class IF Shares:
Shares sold	-	$ -
Reinvested dividends and distributions	341,676	8,593,150
Shares repurchased	(5,669,911)	(148,083,147)
Shares merged into Class I	(17,646,764)	(448,881,561)
Net Increase/(Decrease)	(22,974,999)	$ (588,371,558)
Class N Shares:
Shares sold	365,135	$ 10,065,323
Reinvested dividends and distributions	486	12,169
Shares repurchased	(47,190)	(1,287,979)
Net Increase/(Decrease)	318,431	$ 8,789,513
Class R Shares:
Shares sold	308,614	$ 7,927,816
Reinvested dividends and distributions	3,578	88,057
Shares repurchased	(285,053)	(7,387,832)
Net Increase/(Decrease)	27,139	$ 628,041
Class S Shares:
Shares sold	1,750	$ 50,010
Reinvested dividends and distributions	-	-
Shares repurchased	-	-
Net Increase/(Decrease)	1,750	$ 50,010
Class T Shares:
Shares sold	329,800	$ 9,386,637
Reinvested dividends and distributions	-	-
Shares repurchased	(3,857)	(110,766)
Net Increase/(Decrease)	325,943	$ 9,275,871
(1)	Period from June 5, 2017 (inception date) through July 31, 2017 for Class D Shares, Class S Shares and Class T Shares.
(2)	Class IF Shares' inception date was March 31, 2016. Class IF Shares merged into Class I Shares effective June 2, 2017.

Janus Investment Fund	37

Janus Henderson International Opportunities Fund

Notes to Financial Statements (unaudited)

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,199,825,045	$1,344,043,633	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

38	MARCH 31, 2018

Janus Henderson International Opportunities Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

Janus Investment Fund	39

Janus Henderson International Opportunities Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

40	MARCH 31, 2018

Janus Henderson International Opportunities Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

Janus Investment Fund	41

Janus Henderson International Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

42	MARCH 31, 2018

Janus Henderson International Opportunities Fund

Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

Janus Investment Fund	43

Janus Henderson International Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

44	MARCH 31, 2018

Janus Henderson International Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

Janus Investment Fund	45

Janus Henderson International Opportunities Fund

Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

46	MARCH 31, 2018

Janus Henderson International Opportunities Fund

Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	47

Janus Henderson International Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

48	MARCH 31, 2018

Janus Henderson International Opportunities Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Investment Fund	49

Janus Henderson International Opportunities Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

50	MARCH 31, 2018

Janus Henderson International Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Janus Investment Fund	51

Janus Henderson International Opportunities Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

52	MARCH 31, 2018

Janus Henderson International Opportunities Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	53

Janus Henderson International Opportunities Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

54	MARCH 31, 2018

Janus Henderson International Opportunities Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	55

Janus Henderson International Opportunities Fund

Notes

NotesPage1

56	MARCH 31, 2018

Janus Henderson International Opportunities Fund

Notes

NotesPage2

Janus Investment Fund	57

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-24-93082 05-18

SEMIANNUAL REPORT March 31, 2018

Janus Henderson International Small Cap Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson International Small Cap Fund

Janus Henderson International Small Cap Fund (unaudited)

FUND SNAPSHOT

An international small-cap fund that uses fundamental analysis and bottom-up research to uncover attractively valued companies. The Fund uses a value-oriented approach to identify companies believed to be mispriced by the market and that have the potential to outperform the market over the long term.

Ollie Beckett co-portfolio manager	Andrew Gillan co-portfolio manager	Yun Young Lee co-portfolio manager	Nicholas Sheridan co-portfolio manager

PERFORMANCE

The Janus Henderson International Small Cap Fund outperformed its benchmark, the MSCI EAFE® Small Cap Index, over the six-month period ended March 31, 2018. The Fund’s I share class returned 9.57%, while the benchmark returned 6.31%.

INVESTMENT ENVIRONMENT

International equities broadly rose over the period. International Small Cap equities outperformed their peers higher up the market-cap spectrum.

PERFORMANCE DISCUSSION

The biggest contribution came from V Technology, a Japanese company focusing on inspection equipment for LCD/OLED mobile screens, where they are seeing strong demand. We also had good returns from en-japan, which is a pure play on the fastest-growing segment in the recruitment space. Leveraging its suite of online sites, it attracts organic traffic with a user-review site similar to that of Glassdoor in the U.S. Its proprietary database and Internet matching algorithm enable its corporate clients to accurately target specific job candidates. Its traditional headhunting business is leveraging the same database to source candidates for higher income positions.

BE Semiconductor (integrated semiconductor assembly equipment) performed well, as did Singapore-based Venture Corp. The company has seen good growth from its genome sequencing machines and is also a supplier of components used in next-generation tobacco products (heat-not-burn cigarettes).

Detractors include N Brown, a specialist clothing retailer which struggled to stimulate demand. Housing/construction companies JM AB and Peab fell as the Swedish property market showed signs of cooling. Japanese air conditioner manufacturer Sanden also dragged on returns, with their domestic retail store division falling short on numbers.

OUTLOOK

There were more signs in March that 2018 will bring heightened volatility, with global equity markets falling across the board. The tit-for-tat tariff moves between the U.S. and China, a revolving door of personnel at the White House, a technology sector sell-off centered on the Facebook/Cambridge Analytica data breach, and signs of weakening global growth all added to investor uncertainty. We still expect a decent level of growth in 2018, but with expectations higher than in 2017 the market will likely be prone to setbacks.

Thank you for your investment in Janus Henderson International Small Cap Fund.

Janus Investment Fund	1

Janus Henderson International Small Cap Fund (unaudited)

Fund At A Glance

March 31, 2018

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	V Technology Co Ltd	1.46%	N Brown Group PLC	-0.73%
	en-japan Inc	1.32%	Sanden Holdings Corp	-0.39%
	BE Semiconductor Industries NV	1.17%	JM AB	-0.37%
	Nine Entertainment Co Holdings Ltd	1.16%	Peab AB	-0.31%
	Venture Corp Ltd	0.95%	Scandic Hotels Group AB	-0.29%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI EAFE Small Cap Index (Net)
		Contribution	(Average % of Equity)	Weighting
	Information Technology	2.86%	20.59%	11.39%
	Industrials	2.09%	21.85%	21.71%
	Consumer Staples	0.89%	6.89%	6.61%
	Energy	0.24%	1.91%	2.36%
	Telecommunication Services	0.22%	1.43%	1.32%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI EAFE Small Cap Index (Net)
		Contribution	(Average % of Equity)	Weighting
	Materials	-0.60%	4.14%	9.42%
	Real Estate	-0.53%	2.45%	10.28%
	Health Care	-0.30%	0.00%	6.85%
	Other**	-0.12%	3.18%	0.00%
	Financials	-0.08%	11.01%	11.50%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

2	MARCH 31, 2018

Janus Henderson International Small Cap Fund (unaudited)

Fund At A Glance

March 31, 2018

5 Largest Equity Holdings - (% of Net Assets)
V Technology Co Ltd
Electronic Equipment, Instruments & Components	3.7%
Nine Entertainment Co Holdings Ltd
Media	3.2%
BE Semiconductor Industries NV
Semiconductor & Semiconductor Equipment	3.2%
en-japan Inc
Professional Services	3.1%
Redrow PLC
Household Durables	2.8%
16.0%

Asset Allocation - (% of Net Assets)
Common Stocks	96.7%
Investment Companies	2.9%
Other	0.4%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2018	As of September 30, 2017

Janus Investment Fund	3

Janus Henderson International Small Cap Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2018				per the January 26, 2018 prospectuses
	Fiscal Year-to-Date	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	9.41%	28.74%	32.24%	2.96%	1.33%
Class A Shares at MOP	3.11%	21.34%	26.31%
Class C Shares at NAV	9.02%	27.74%	31.24%	3.73%	2.08%
Class C Shares at CDSC	8.02%	26.74%	31.24%
Class D Shares(1)	9.47%	28.94%	32.45%	3.16%	1.19%
Class I Shares	9.57%	29.10%	32.62%	2.72%	1.13%
Class N Shares	9.52%	29.53%	33.61%	2.69%	1.08%
Class S Shares	9.36%	28.55%	32.05%	3.17%	1.56%
Class T Shares	9.46%	28.81%	32.33%	3.10%	1.33%
MSCI EAFE Small Cap Index (Net)	6.31%	23.49%	27.48%
MSCI EAFE Small Cap Index (Gross)	6.43%	23.93%	27.94%
Morningstar Quartile - Class N Shares	-	1st	1st
Morningstar Ranking - based on total returns for Foreign Small/Mid Blend Funds	-	2/122	1/114

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through February 1, 2019.

4	MARCH 31, 2018

Janus Henderson International Small Cap Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Returns of the Fund shown prior to June 5, 2017 are those for Henderson International Small Cap Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class R6 Shares of the Predecessor Fund were reorganized into Class N Shares of the Fund. Class R6 Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on December 15, 2016. Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, and Class T Shares commenced operations on June 5, 2017.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class A Shares, net of any fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class C Shares, net of any fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class R6 Shares of the Predecessor Fund in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective June 5, 2017, the Fund’s performance is compared to the MSCI EAFE Small Cap Index net of foreign withholding taxes. Previously, the Predecessor Fund used the MSCI EAFE Small Cap Index gross of foreign withholding taxes. The net version of the benchmark is believed to more closely reflect the Fund’s investment universe.

*The Predecessor Fund’s inception date – December 15, 2016

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson International Small Cap Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/17)	Ending Account Value (3/31/18)	Expenses Paid During Period (10/1/17 - 3/31/18)†	Beginning Account Value (10/1/17)	Ending Account Value (3/31/18)	Expenses Paid During Period (10/1/17 - 3/31/18)†	Net Annualized Expense Ratio (10/1/17 - 3/31/18)
Class A Shares	$1,000.00	$1,094.10	$7.05	$1,000.00	$1,018.20	$6.79	1.35%
Class C Shares	$1,000.00	$1,090.20	$10.94	$1,000.00	$1,014.46	$10.55	2.10%
Class D Shares	$1,000.00	$1,094.70	$6.32	$1,000.00	$1,018.90	$6.09	1.21%
Class I Shares	$1,000.00	$1,095.70	$5.64	$1,000.00	$1,019.55	$5.44	1.08%
Class N Shares	$1,000.00	$1,095.20	$5.64	$1,000.00	$1,019.55	$5.44	1.08%
Class S Shares	$1,000.00	$1,093.60	$7.93	$1,000.00	$1,017.35	$7.64	1.52%
Class T Shares	$1,000.00	$1,094.60	$6.89	$1,000.00	$1,018.35	$6.64	1.32%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	MARCH 31, 2018

Janus Henderson International Small Cap Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – 96.7%
Auto Components – 8.6%
Dometic Group AB	12,695	$116,100
Eagle Industry Co Ltd	7,200	124,699
FCC Co Ltd	3,900	110,062
Leoni AG	1,684	107,715
Sanden Holdings Corp*	9,800	137,997
Showa Corp	14,400	247,032
TS Tech Co Ltd	4,200	166,896
Unipres Corp	4,500	101,837
Xinyi Glass Holdings Ltd	120,000	183,115
		1,295,453
Banks – 3.0%
FinecoBank Banca Fineco SpA	20,028	241,242
SpareBank 1 SMN	20,508	212,195
		453,437
Building Products – 1.7%
Takasago Thermal Engineering Co Ltd	13,900	257,778
Capital Markets – 3.6%
EFG International AG*	24,099	193,118
GAM Holding AG*	13,000	218,804
Intermediate Capital Group PLC	9,249	127,608
		539,530
Commercial Services & Supplies – 3.4%
Bell System24 Holdings Inc	10,200	148,562
Derichebourg SA	20,592	181,452
SmartGroup Corp Ltd	20,520	173,706
		503,720
Construction & Engineering – 7.2%
Maire Tecnimont SpA	77,271	398,777
Peab AB	15,066	135,741
Penta-Ocean Construction Co Ltd	38,500	284,203
Toda Corp	37,000	268,158
		1,086,879
Consumer Finance – 0.6%
B2Holding ASA	33,547	84,415
Containers & Packaging – 1.8%
DS Smith PLC	40,804	269,746
Diversified Telecommunication Services – 1.2%
Com Hem Holding AB	11,020	178,625
Electrical Equipment – 1.7%
Johnson Electric Holdings Ltd	36,500	137,370
Philips Lighting NV	3,146	118,341
		255,711
Electronic Equipment, Instruments & Components – 8.9%
ALSO Holding AG*	902	119,098
Electrocomponents PLC	26,385	222,388
Koa Corp	5,700	118,475
V Technology Co Ltd	1,900	550,735
Venture Corp Ltd	15,200	328,352
		1,339,048
Energy Equipment & Services – 0.7%
Modec Inc	4,500	111,954
Food & Staples Retailing – 2.6%
Metcash Ltd	160,152	387,001
Food Products – 1.2%
Health and Happiness H&H International Holdings Ltd*	24,000	183,388
Gas Utilities – 0.9%
Ascopiave SpA	33,586	135,064
Hotels, Restaurants & Leisure – 3.0%
Evolution Gaming Group AB	1,765	96,792

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson International Small Cap Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – (continued)
Hotels, Restaurants & Leisure – (continued)
GVC Holdings PLC	11,301	$145,854
LeoVegas AB	24,264	208,736
		451,382
Household Durables – 5.0%
Bellway PLC	2,852	122,158
Breville Group Ltd	14,472	130,231
JM AB	4,041	91,865
Redrow PLC	49,593	414,750
		759,004
Information Technology Services – 4.6%
Digital Garage Inc	3,900	129,251
Itochu Techno-Solutions Corp	7,200	148,518
NEC Networks & System Integration Corp	10,800	280,259
Sopra Steria Group	644	131,455
		689,483
Insurance – 3.0%
ASR Nederland NV	4,080	174,650
Storebrand ASA	33,564	274,891
		449,541
Internet & Direct Marketing Retail – 0.3%
N Brown Group PLC	19,350	47,916
Machinery – 1.0%
Bobst Group SA	1,324	146,605
Media – 6.1%
Metropole Television SA	11,546	297,446
Nine Entertainment Co Holdings Ltd	274,792	483,458
RAI Way SpA	23,572	130,699
		911,603
Multi-Utilities – 1.8%
Iren SpA	88,290	277,446
Oil, Gas & Consumable Fuels – 1.1%
Gaztransport Et Technigaz SA	2,573	161,383
Paper & Forest Products – 1.1%
Navigator Co SA	27,510	162,288
Personal Products – 1.7%
Oriflame Holding AG	5,453	261,733
Professional Services – 3.1%
en-japan Inc	8,300	472,847
Real Estate Management & Development – 2.2%
Yanlord Land Group Ltd	258,400	334,994
Semiconductor & Semiconductor Equipment – 4.1%
BE Semiconductor Industries NV	4,670	478,683
Elmos Semiconductor AG	4,399	135,056
		613,739
Software – 3.2%
Broadleaf Co Ltd	77,400	382,272
Marvelous Inc	11,300	97,752
		480,024
Specialty Retail – 1.5%
Luk Fook Holdings International Ltd	31,000	112,980
PC Depot Corp	16,400	109,359
		222,339
Textiles, Apparel & Luxury Goods – 0.8%
Gunze Ltd	2,000	114,755
Thrifts & Mortgage Finance – 0.6%
OneSavings Bank PLC	16,943	88,762
Trading Companies & Distributors – 3.0%
Bossard Holding AG	539	110,957

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2018

Janus Henderson International Small Cap Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – (continued)
Trading Companies & Distributors – (continued)
Kanematsu Corp	12,100	$163,044
Seven Group Holdings Ltd	12,952	175,402
		449,403
Transportation Infrastructure – 2.4%
Nissin Corp	5,600	148,097
Societa Iniziative Autostradali e Servizi SpA	10,986	205,193
		353,290
Total Common Stocks (cost $12,881,324)		14,530,286
Investment Companies – 2.9%
Money Markets – 2.9%
Fidelity Investments Money Market Treasury Portfolio, 1.4900%ºº (cost $438,144)	438,144	438,144
Total Investments (total cost $13,319,468) – 99.6%		14,968,430
Cash, Receivables and Other Assets, net of Liabilities – 0.4%		63,954
Net Assets – 100%		$15,032,384

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Japan	$4,674,542	31.2%
United Kingdom	1,439,182	9.6
Italy	1,388,421	9.3
Australia	1,349,798	9.0
Sweden	1,089,592	7.3
Switzerland	788,582	5.3
France	771,736	5.2
Netherlands	771,674	5.2
Singapore	663,346	4.4
Hong Kong	616,853	4.1
Norway	571,501	3.8
United States	438,144	2.9
Germany	242,771	1.6
Portugal	162,288	1.1

Total	$14,968,430	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson International Small Cap Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI EAFE® Small Cap Index	MSCI EAFE® (Europe, Australasia, Far East) Small Cap Index reflects the performance of small capitalization equities across developed markets, excluding the U.S. and Canada.

PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2018.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$-	$14,530,286	$-
Investment Companies	438,144	-	-
Total Assets	$438,144	$14,530,286	$-

10	MARCH 31, 2018

Janus Henderson International Small Cap Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2018

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$14,968,430
Cash denominated in foreign currency(2)	5,593
Non-interested Trustees' deferred compensation	301
Receivables:
Dividends	70,571
Investments sold	61,364
Fund shares sold	34,661
Foreign tax reclaims	3,927
Other assets	581
Total Assets	15,145,428
Liabilities:
Payables:	—
Investments purchased	82,749
Professional fees	15,289
Advisory fees	8,621
Transfer agent fees and expenses	1,296
Fund shares repurchased	975
Non-interested Trustees' deferred compensation fees	301
Custodian fees	176
Fund administration fees	103
12b-1 Distribution and shareholder servicing fees	88
Non-interested Trustees' fees and expenses	61
Accrued expenses and other payables	3,385
Total Liabilities	113,044
Net Assets	$15,032,384

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson International Small Cap Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2018

Net Assets Consist of:
Capital (par value and paid-in surplus)	$13,087,351
Undistributed net investment income/(loss)	34,874
Undistributed net realized gain/(loss) from investments and foreign currency transactions	261,792
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,648,367
Total Net Assets	$15,032,384
Net Assets - Class A Shares	$67,769
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,958
Net Asset Value Per Share(3)	$13.67
Maximum Offering Price Per Share(4)	$14.50
Net Assets - Class C Shares	$68,743
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,050
Net Asset Value Per Share(3)	$13.61
Net Assets - Class D Shares	$6,845,406
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	498,593
Net Asset Value Per Share	$13.73
Net Assets - Class I Shares	$59,847
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,373
Net Asset Value Per Share	$13.69
Net Assets - Class N Shares	$7,206,121
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	531,317
Net Asset Value Per Share	$13.56
Net Assets - Class S Shares	$59,621
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,366
Net Asset Value Per Share	$13.66
Net Assets - Class T Shares	$724,877
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	52,886
Net Asset Value Per Share	$13.71

(1) Includes cost of $13,319,468.

(2) Includes cost of $5,593.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

12	MARCH 31, 2018

Janus Henderson International Small Cap Fund

Statement of Operations (unaudited)

For the period ended March 31, 2018

Investment Income:
Dividends	$111,677
Other income	2,833
Foreign tax withheld	(7,449)
Total Investment Income	107,061
Expenses:
Advisory fees	59,247
12b-1 Distribution and shareholder servicing fees:
Class A Shares	76
Class C Shares	313
Class S Shares	72
Transfer agent administrative fees and expenses:
Class D Shares	2,640
Class S Shares	72
Class T Shares	475
Other transfer agent fees and expenses:
Class D Shares	413
Class N Shares	338
Class T Shares	14
Professional fees	24,632
Registration fees	24,080
Custodian fees	12,665
Initial organization and offering costs	5,760
Fund administration fees	466
Shareholder reports expense	190
Non-interested Trustees’ fees and expenses	149
Other expenses	1,580
Total Expenses	133,182
Less: Excess Expense Reimbursement and Waivers	(65,102)
Net Expenses	68,080
Net Investment Income/(Loss)	38,981
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	261,793
Total Net Realized Gain/(Loss) on Investments	261,793
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	592,328
Total Change in Unrealized Net Appreciation/Depreciation	592,328
Net Increase/(Decrease) in Net Assets Resulting from Operations	$893,102

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson International Small Cap Fund

Statements of Changes in Net Assets

	Period ended March 31, 2018 (unaudited)	Period ended September 30, 2017(1)	Period ended July 31, 2017(2)

Operations:
Net investment income/(loss)	$38,981	$20,646	$91,469
Net realized gain/(loss) on investments	261,793	169,582	369,861
Change in unrealized net appreciation/depreciation	592,328	130,825	925,214
Net Increase/(Decrease) in Net Assets Resulting from Operations	893,102	321,053	1,386,544
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(445)	—	—
Class C Shares	(331)	—	—
Class D Shares	(16,228)	—	—
Class I Shares	(488)	—	—
Class N Shares	(121,213)	—	—
Class S Shares	(417)	—	—
Class T Shares	(1,465)	—	—
Total Dividends from Net Investment Income	(140,587)	—	—
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(2,823)	—	—
Class C Shares	(2,969)	—	—
Class D Shares	(160,901)	—	—
Class I Shares	(2,823)	—	—
Class N Shares	(352,469)	—	—
Class S Shares	(2,823)	—	—
Class T Shares	(13,263)	—	—
Total Distributions from Net Realized Gain from Investment Transactions	(538,071)	—	—
Net Decrease from Dividends and Distributions to Shareholders	(678,658)	—	—
Capital Share Transactions:
Class A Shares	11,472	—	50,010
Class C Shares	9,855	2,728	50,010
Class D Shares	5,649,399	847,339	256,913
Class I Shares	3,311	(1,307)	51,244
Class N Shares	307,079	59,359	5,051,314
Class S Shares	3,240	—	50,010
Class T Shares	610,202	43,155	55,010
Net Increase/(Decrease) from Capital Share Transactions	6,594,558	951,274	5,564,511
Net Increase/(Decrease) in Net Assets	6,809,002	1,272,327	6,951,055
Net Assets:
Beginning of period	8,223,382	6,951,055	—
End of period	$15,032,384	$8,223,382	$6,951,055

Undistributed Net Investment Income/(Loss)	$34,874	$136,480	$102,043

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from December 15, 2016 (inception date) through July 31, 2017. Period from June 5, 2017 (inception date)

through July 31, 2017 for Class A Shares, Class C, Shares, Class D Shares, Class I Shares, Class S Shares and Class T Shares.

See Notes to Financial Statements.

14	MARCH 31, 2018

Janus Henderson International Small Cap Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2018 (unaudited), the period ended September 30, 2017, and the period ended July 31, 2017	2018	2017(1)	2017(2)
Net Asset Value, Beginning of Period	$13.26	$12.73	$12.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.02	0.03	0.01
Net realized and unrealized gain/(loss)	1.19	0.50	0.57
Total from Investment Operations	1.21	0.53	0.58
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	—	—
Distributions (from capital gains)	(0.69)	—	—
Total Dividends and Distributions	(0.80)	—	—
Net Asset Value, End of Period	$13.67	$13.26	$12.73
Total Return*	9.41%	4.16%	4.77%
Net Assets, End of Period (in thousands)	$68	$55	$52
Average Net Assets for the Period (in thousands)	$61	$53	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.48%	2.96%	3.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.35%	1.37%	1.32%
Ratio of Net Investment Income/(Loss)	0.32%	1.32%	0.46%
Portfolio Turnover Rate	42%	18%	69%

Class C Shares
For a share outstanding during the period ended March 31, 2018 (unaudited), the period ended September 30, 2017, and the period ended July 31, 2017	2018	2017(1)	2017(2)
Net Asset Value, Beginning of Period	$13.22	$12.71	$12.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	(0.03)	0.01	(0.01)
Net realized and unrealized gain/(loss)	1.19	0.50	0.57
Total from Investment Operations	1.16	0.51	0.56
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	—	—
Distributions (from capital gains)	(0.69)	—	—
Total Dividends and Distributions	(0.77)	—	—
Net Asset Value, End of Period	$13.61	$13.22	$12.71
Total Return*	9.02%	4.01%	4.61%
Net Assets, End of Period (in thousands)	$69	$57	$52
Average Net Assets for the Period (in thousands)	$63	$54	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.24%	3.73%	4.11%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.10%	2.13%	2.09%
Ratio of Net Investment Income/(Loss)	(0.43)%	0.59%	(0.31)%
Portfolio Turnover Rate	42%	18%	69%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from June 5, 2017 (inception date) through July 31, 2017.

(3) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson International Small Cap Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2018 (unaudited), the period ended September 30, 2017, and the period ended July 31, 2017	2018	2017(1)	2017(2)
Net Asset Value, Beginning of Period	$13.27	$12.73	$12.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.06	0.04	0.01
Net realized and unrealized gain/(loss)	1.16	0.50	0.57
Total from Investment Operations	1.22	0.54	0.58
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	—	—
Distributions (from capital gains)	(0.69)	—	—
Total Dividends and Distributions	(0.76)	—	—
Net Asset Value, End of Period	$13.73	$13.27	$12.73
Total Return*	9.47%	4.24%	4.77%
Net Assets, End of Period (in thousands)	$6,845	$1,147	$263
Average Net Assets for the Period (in thousands)	$4,381	$737	$84
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.18%	3.16%	7.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.21%	1.22%	1.19%
Ratio of Net Investment Income/(Loss)	0.85%	2.13%	0.55%
Portfolio Turnover Rate	42%	18%	69%

Class I Shares
For a share outstanding during the period ended March 31, 2018 (unaudited), the period ended September 30, 2017, and the period ended July 31, 2017	2018	2017(1)	2017(2)
Net Asset Value, Beginning of Period	$13.27	$12.73	$12.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.04	0.03	0.01
Net realized and unrealized gain/(loss)	1.19	0.51	0.57
Total from Investment Operations	1.23	0.54	0.58
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	—	—
Distributions (from capital gains)	(0.69)	—	—
Total Dividends and Distributions	(0.81)	—	—
Net Asset Value, End of Period	$13.69	$13.27	$12.73
Total Return*	9.57%	4.24%	4.77%
Net Assets, End of Period (in thousands)	$60	$55	$54
Average Net Assets for the Period (in thousands)	$58	$54	$51
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.24%	2.72%	3.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.08%	1.15%	1.07%
Ratio of Net Investment Income/(Loss)	0.53%	1.52%	0.71%
Portfolio Turnover Rate	42%	18%	69%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from June 5, 2017 (inception date) through July 31, 2017.

(3) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	MARCH 31, 2018

Janus Henderson International Small Cap Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2018 (unaudited), the period ended September 30, 2017, and the period ended July 31, 2017	2018	2017(1)	2017(2)
Net Asset Value, Beginning of Period	$13.27	$12.73	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.04	0.03	0.18
Net realized and unrealized gain/(loss)	1.18	0.51	2.55
Total from Investment Operations	1.22	0.54	2.73
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	—	—
Distributions (from capital gains)	(0.69)	—	—
Total Dividends and Distributions	(0.93)	—	—
Net Asset Value, End of Period	$13.56	$13.27	$12.73
Total Return*	9.52%	4.24%	27.30%
Net Assets, End of Period (in thousands)	$7,206	$6,750	$6,420
Average Net Assets for the Period (in thousands)	$6,968	$6,535	$5,673
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.25%	2.69%	3.50%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.08%	1.10%	1.19%
Ratio of Net Investment Income/(Loss)	0.53%	1.59%	2.56%
Portfolio Turnover Rate	42%	18%	69%

Class S Shares
For a share outstanding during the period ended March 31, 2018 (unaudited), the period ended September 30, 2017, and the period ended July 31, 2017	2018	2017(1)	2017(4)
Net Asset Value, Beginning of Period	$13.25	$12.73	$12.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.01	0.03	—(5)
Net realized and unrealized gain/(loss)	1.19	0.49	0.58
Total from Investment Operations	1.20	0.52	0.58
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	—	—
Distributions (from capital gains)	(0.69)	—	—
Total Dividends and Distributions	(0.79)	—	—
Net Asset Value, End of Period	$13.66	$13.25	$12.73
Total Return*	9.36%	4.08%	4.77%
Net Assets, End of Period (in thousands)	$60	$55	$52
Average Net Assets for the Period (in thousands)	$58	$53	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.74%	3.17%	3.59%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.52%	1.41%	1.57%
Ratio of Net Investment Income/(Loss)	0.08%	1.27%	0.21%
Portfolio Turnover Rate	42%	18%	69%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from December 15, 2016 (inception date) through July 31, 2017.

(3) Per share amounts are calculated based on average shares outstanding during the year or period.

(4) Period from June 5, 2017 (inception date) through July 31, 2017.

(5) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson International Small Cap Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2018 (unaudited), the period ended September 30, 2017, and the period ended July 31, 2017	2018	2017(1)	2017(2)
Net Asset Value, Beginning of Period	$13.26	$12.73	$12.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.07	0.03	0.01
Net realized and unrealized gain/(loss)	1.15	0.50	0.57
Total from Investment Operations	1.22	0.53	0.58
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	—	—
Distributions (from capital gains)	(0.69)	—	—
Total Dividends and Distributions	(0.77)	—	—
Net Asset Value, End of Period	$13.71	$13.26	$12.73
Total Return*	9.46%	4.16%	4.77%
Net Assets, End of Period (in thousands)	$725	$105	$57
Average Net Assets for the Period (in thousands)	$377	$80	$51
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.29%	3.10%	3.34%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.32%	1.23%	1.32%
Ratio of Net Investment Income/(Loss)	1.06%	1.64%	0.47%
Portfolio Turnover Rate	42%	18%	69%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from June 5, 2017 (inception date) through July 31, 2017.

(3) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	MARCH 31, 2018

Janus Henderson International Small Cap Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson International Small Cap Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital appreciation. The Fund is classified as nondiversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson International Small Cap Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the Class R6 Predecessor Fund shares (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial statements and financial highlights.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain

Janus Investment Fund	19

Janus Henderson International Small Cap Fund

Notes to Financial Statements (unaudited)

retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be

20	MARCH 31, 2018

Janus Henderson International Small Cap Fund

Notes to Financial Statements (unaudited)

categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $5,149,543 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Deferred Offering Costs

Costs incurred in connection with the offering and initial registration of the Predecessor Fund were deferred in conformity with accounting principles generally accepted in the United States of America and are amortized to expense on a straight-line basis over the first twelve months after commencement of operations. The deferred offering costs incurred by the Predecessor Fund were fully amortized to expense as of December 15, 2017.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency

Janus Investment Fund	21

Janus Henderson International Small Cap Fund

Notes to Financial Statements (unaudited)

translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and

22	MARCH 31, 2018

Janus Henderson International Small Cap Fund

Notes to Financial Statements (unaudited)

the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Real Estate Investing

The Fund may invest in REITs, which are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. In addition, a Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives and common, preferred and convertible securities of issuers in real estate-related industries. Investments in REITs and real estate-linked derivatives are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, fluctuations in rental income, possible environmental liabilities, regulatory limitations on rent, and other risks related to local or general economic conditions. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $500 Million	0.99
Next $500 Million	0.89
Above $1 Billion	0.84

Janus Investment Fund	23

Janus Henderson International Small Cap Fund

Notes to Financial Statements (unaudited)

Effective December 31, 2017, the Fund’s subadvisory agreement with Henderson Investment Management Limited (“HIML”) was terminated. HIML served as subadviser to the Fund. As subadviser, HIML provided day-to-day management of the investment operations of the Fund subject to the general oversight of the Board of Trustees and Janus Capital. HIML is an affiliate of Janus Capital through a common parent company.

Janus Capital paid HIML a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which one or more employees of HGIL may also serve as “associated persons” of Janus Capital. In this capacity, such employees of HGIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 1.06% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2019. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

24	MARCH 31, 2018

Janus Henderson International Small Cap Fund

Notes to Financial Statements (unaudited)

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Total compensation of $268,180 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2018. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities.

Janus Investment Fund	25

Janus Henderson International Small Cap Fund

Notes to Financial Statements (unaudited)

Deferred compensation expenses for the period ended March 31, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $240,213 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2018.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2018, Janus Henderson Distributors retained upfront sales charges of $61.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2018.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended March 31, 2018.

As of March 31, 2018, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	88%	-	%*
Class C Shares	86	-*
Class D Shares	1	-*
Class I Shares	100	-*
Class N Shares	-*	-*
Class S Shares	100	-*
Class T Shares	8	-*

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2018 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 13,327,389	$ 2,015,979	$ (374,938)	$ 1,641,041

26	MARCH 31, 2018

Janus Henderson International Small Cap Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2018		Period ended September 30, 2017(1)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	590	$ 8,204	-	$ -
Reinvested dividends and distributions	252	3,268	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	842	$ 11,472	-	$ -
Class C Shares:
Shares sold	466	$ 6,555	213	$ 2,728
Reinvested dividends and distributions	255	3,300	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	721	$ 9,855	213	$ 2,728
Class D Shares:
Shares sold	510,308	$6,988,212	68,452	$880,785
Reinvested dividends and distributions	13,472	175,273	-	-
Shares repurchased	(111,661)	(1,514,086)	(2,596)	(33,446)
Net Increase/(Decrease)	412,119	$5,649,399	65,856	$847,339
Class I Shares:
Shares sold	-	$ -	-	$ -
Reinvested dividends and distributions	257	3,311	-	-
Shares repurchased	-	-	(102)	(1,307)
Net Increase/(Decrease)	257	$ 3,311	(102)	$ (1,307)
Class N Shares:
Shares sold	21,643	$ 295,787	4,639	$ 59,359
Reinvested dividends and distributions	1,002	12,864	-	-
Shares repurchased	(116)	(1,572)	-	-
Net Increase/(Decrease)	22,529	$ 307,079	4,639	$ 59,359
Class S Shares:
Shares sold	-	$ -	-	$ -
Reinvested dividends and distributions	250	3,240	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	250	$ 3,240	-	$ -
Class T Shares:
Shares sold	45,611	$ 619,928	5,234	$ 67,072
Reinvested dividends and distributions	1,134	14,728	-	-
Shares repurchased	(1,774)	(24,454)	(1,835)	(23,917)
Net Increase/(Decrease)	44,971	$ 610,202	3,399	$ 43,155
(1)	Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

Janus Investment Fund	27

Janus Henderson International Small Cap Fund

Notes to Financial Statements (unaudited)

Period ended July 31, 2017(1)	Shares	Amount

Class A Shares:
Shares sold	4,116	$ 50,010
Reinvested dividends and distributions	-	-
Shares repurchased	-	-
Net Increase/(Decrease)	4,116	$ 50,010
Class C Shares:
Shares sold	4,116	$ 50,010
Reinvested dividends and distributions	-	-
Shares repurchased	-	-
Net Increase/(Decrease)	4,116	$ 50,010
Class D Shares:
Shares sold	20,619	$ 256,923
Reinvested dividends and distributions	-	-
Shares repurchased	(1)	(10)
Net Increase/(Decrease)	20,618	$ 256,913
Class I Shares:
Shares sold	4,218	$ 51,244
Reinvested dividends and distributions	-	-
Shares repurchased	-	-
Net Increase/(Decrease)	4,218	$ 51,244
Class N Shares:
Shares sold	504,149	$5,051,314
Reinvested dividends and distributions	-	-
Shares repurchased	-	-
Net Increase/(Decrease)	504,149	$5,051,314
Class S Shares:
Shares sold	4,116	$ 50,010
Reinvested dividends and distributions	-	-
Shares repurchased	-	-
Net Increase/(Decrease)	4,116	$ 50,010
Class T Shares:
Shares sold	4,755	$ 58,010
Reinvested dividends and distributions	-	-
Shares repurchased	(239)	(3,000)
Net Increase/(Decrease)	4,516	$ 55,010
(1)

Period from December 15, 2016 (inception date) through July 31, 2017 for Class N Shares. Period from June 5, 2017 (inception date) through July 31, 2017 for Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares and Class T Shares.

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$10,506,974	$ 4,769,553	$ -	$ -

28	MARCH 31, 2018

Janus Henderson International Small Cap Fund

Notes to Financial Statements (unaudited)

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	29

Janus Henderson International Small Cap Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

30	MARCH 31, 2018

Janus Henderson International Small Cap Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

Janus Investment Fund	31

Janus Henderson International Small Cap Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

32	MARCH 31, 2018

Janus Henderson International Small Cap Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

Janus Investment Fund	33

Janus Henderson International Small Cap Fund

Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

34	MARCH 31, 2018

Janus Henderson International Small Cap Fund

Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Investment Fund	35

Janus Henderson International Small Cap Fund

Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

36	MARCH 31, 2018

Janus Henderson International Small Cap Fund

Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

Janus Investment Fund	37

Janus Henderson International Small Cap Fund

Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

38	MARCH 31, 2018

Janus Henderson International Small Cap Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Janus Investment Fund	39

Janus Henderson International Small Cap Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

40	MARCH 31, 2018

Janus Henderson International Small Cap Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	41

Janus Henderson International Small Cap Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

42	MARCH 31, 2018

Janus Henderson International Small Cap Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	43

Janus Henderson International Small Cap Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

44	MARCH 31, 2018

Janus Henderson International Small Cap Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	45

Janus Henderson International Small Cap Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

46	MARCH 31, 2018

Janus Henderson International Small Cap Fund

Notes

NotesPage1

Janus Investment Fund	47

Janus Henderson International Small Cap Fund

Notes

NotesPage2

48	MARCH 31, 2018

Janus Henderson International Small Cap Fund

Notes

NotesPage3

Janus Investment Fund	49

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-24-93084 05-18

SEMIANNUAL REPORT March 31, 2018

Janus Henderson International Value Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson International Value Fund

Janus Henderson International Value Fund (unaudited)

FUND SNAPSHOT

As defensive value specialists, we look to invest in high-quality companies with strong management teams, stable balance sheets, and durable competitive advantages that are trading at attractive valuations. We seek to achieve excess returns over full market cycles, with less risk than our benchmark and peers as measured by standard deviation, beta and down market capture.

Gregory Kolb co-portfolio manager	George Maglares co-portfolio manager

PERFORMANCE OVERVIEW

Janus Henderson International Value Fund’s Class I Shares returned 1.87% over the six-month period ended March 31, 2018. The Fund underperformed its primary benchmark, the MSCI EAFE® Index, which returned 2.63%, and its secondary benchmark, the MSCI All Country World ex-U.S. IndexSM, which returned 3.76%.

INVESTMENT ENVIRONMENT

Global stocks gained early in the period, driven by corporate earnings, synchronized economic growth and optimism about U.S. tax reform. The nomination of Jerome Powell as the next chair of the Federal Reserve (Fed) signaled the likely continuation of gradual monetary policy normalization. In Japan, stocks were aided by a parliamentary victory by Prime Minister Shinzo Abe’s coalition. Equities slid in February as investors questioned the cadence of U.S. rate hikes in light of a surprise uptick in wage growth. Stocks regained some lost ground, but concerns about tariffs and possible tech sector regulation again weighed on stocks late in the period.

CONTRIBUTORS

Relative sector contributors were led by our financials holdings and stock selection in consumer staples. On a country basis, our stock selection in Sweden and India aided relative returns.

Swedish Match sells chewing tobacco, cigars and snus tobacco products, deriving 50% of sales in Sweden and 35% in the U.S. The stock was up as the company reported better sales and earnings on market share gains in Sweden and Norway. The outlook remains positive as the company continues to expand outside of Scandinavia with other tobacco products. The company is still seeking a reduced harm designation from the U.S. Food & Drug Administration for its core snus product. We continue to hold a position.

Infosys is one of the leading India-based technology outsourcers. Prior to this period, shares had been under pressure due to management/board instability coupled with secular worries. We got more clarity in the fourth quarter on the first concern with the announcement of a new CEO who brings with him a strong track record at one of Infosys’ competitors. Revenue growth, while still subdued, has started to accelerate, easing some, but not all, secular worries. Despite the outperformance, we believe the risk-reward remains attractive given the company’s strong balance sheet and its ability to benefit from labor arbitrage and digital investments.

Honda Motor Company is one of the world’s leading manufacturers of automobiles and motorcycles. During the period, Honda reported strong quarterly results, driven by price/mix and costs savings. It also raised its operating income guidance for the fiscal year. The motorcycle business in particular, in which Honda has a dominant market leadership position, was very strong in markets like India and Vietnam. While operating margins were somewhat weak on inventory adjustments for the outgoing Honda Accord, we are encouraged that the company is entering a more favorable place in its model cycle. We continue to hold a position.

DETRACTORS

Stock selection in consumer discretionary and materials weighed on relative returns. From a country perspective, relative detractors included stock selection in France and Mexico.

Sanofi underperformed after posting weaker-than-expected quarterly results early in the period, driven by a shortfall in its pharmaceutical segment. Despite limited near-term growth with the diabetes franchise declining, we believe the company is relatively well positioned with its consumer health and vaccines businesses and newer pharmaceutical products, including Dupixent, Aubagio, Praluent and Kevzara. We continue to believe the company has a favorable reward-to-risk ratio, and appreciate the overall diversification of its portfolio and financial flexibility.

Janus Investment Fund	1

Janus Henderson International Value Fund (unaudited)

Grupo Televisa is the leading producer and distributor of content in Mexico. The stock underperformed during the period, driven by heightened concerns about over-the-top (OTT) competition. Advertising sales continue to be under pressure, sparking OTT concerns; however, a part of this weakness has been due to lower 2016 ratings. Ratings improved in 2017, but it takes several quarters to flow through to pricing, offering customers an opportunity to reach more viewers at lower rates. Pay-TV continues to be stable, but the growth wasn’t enough to offset these declines. We believe the reward-to-risk ratio remains attractive given the company’s strong positioning in an underpenetrated pay-TV market, a history of producing highly rated Spanish-speaking content and a solid balance sheet.

Imperial Brands is the world’s fourth-largest international tobacco company. It manufactures and markets cigarettes, tobaccos and cigars, and also operates tobacco distribution businesses. Key brands include Winston, Davidoff, Kool, West and JPS. The stock was recently under pressure owing to fears about Imperial’s developed market skew versus peers (weaker earnings potential), its more muted next-generation product strategy and waning rumors about a potential takeover by Japan Tobacco. We continue to believe Imperial shares are relatively inexpensive with reliable free cash generation and debt reduction.

OUTLOOK AND POSITIONING

Throughout 2017 and into 2018, we have been struck by the seemingly inexorable and coordinated advance of equity prices across the globe, with valuations expanding to levels not seen except just before significant market drawdowns. Despite increasingly bullish and optimistic headlines on economic performance, we have struggled to identify compelling reward-to-risk opportunities as markets “melted up.” Rather than chasing performance in securities whose valuations likely already embed accelerating economic and earnings growth, we have tended toward harvesting our winners and enhancing the overall defensiveness of the portfolio.

As we scour financial markets for compelling investment opportunities, our defensive-oriented philosophy generally leaves us uncomfortable when our research leads us to ask questions such as how much incrementally “better” things can get as we contemplate upside scenarios. This can feel akin to pushing on a string: the difficulty in generating further upside when stocks appear quite fully valued. The contrast is all the more striking when our investment process leaves us keenly aware of the downside potential in share prices when fear and negative sentiment increase, let alone under inevitable recession-like scenarios. Our consistent focus on downside risk and what could go wrong leaves the plausibility of those scenarios top of mind and is a meaningful counterpoint in a strong bull market.

So, when we discuss increasing our defensive positioning, we try to achieve this in a variety of ways. First and foremost, we tend to favor more economically resilient sectors such as consumer staples and health care characterized by what we view as strong intellectual property, solid balance sheets and consistent cash flow generation. Geographically, we tend to favor markets that are statistically cheaper or where idiosyncratic risks have weakened sentiment (i.e., Brexit-exposed UK stocks or South Korean stocks impacted by Chinese political tensions). Lastly, we actively seek off-the-beaten-path securities that tend to be smaller and less well covered yet embody many of the financial characteristics described above. Our trading activity broadly reflects these themes.

While the Fund lagged the benchmark, we would note that the weakest-performing sectors as markets began declining in earnest on escalating global trade tensions included financials, technology and materials, in contrast to more defensive sectors. In more ebullient market conditions, as seen in January of this year, we aim to participate in those gains but will likely lag in performance. In contrast, we look to outperform in market conditions where fear overtakes greed and markets begin to correct, some evidence of which was observed in early 2018. We believe that strong results in bearish market conditions will allow us to outperform over full and complete market cycles. We continue to hold a portion of the portfolio in cash, as we seek to exercise sell discipline with stocks that reach our price targets and amid a dearth of what we believe to be bargain securities in the market.

Thank you for your investment in the Janus Henderson International Value Fund.

2	MARCH 31, 2018

Janus Henderson International Value Fund (unaudited)

Fund At A Glance

March 31, 2018

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Swedish Match AB	0.88%	Sanofi	-0.73%
	Infosys Ltd (ADR)	0.38%	Grupo Televisa SAB (ADR)	-0.58%
	Honda Motor Co Ltd	0.34%	Imperial Brands PLC	-0.24%
	Deutsche Boerse AG	0.30%	Nutrien Ltd	-0.23%
	Taisho Pharmaceutical Holdings Co Ltd	0.21%	Roche Holding AG	-0.18%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI EAFE Index
		Contribution	(Average % of Equity)	Weighting
	Financials	0.56%	5.92%	21.37%
	Consumer Staples	0.53%	19.83%	11.04%
	Information Technology	0.37%	4.32%	6.52%
	Real Estate	0.07%	2.75%	3.52%
	Utilities	0.04%	1.35%	3.21%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI EAFE Index
		Contribution	(Average % of Equity)	Weighting
	Consumer Discretionary	-0.83%	9.59%	12.35%
	Materials	-0.45%	5.49%	8.10%
	Health Care	-0.39%	12.68%	10.13%
	Energy	-0.24%	4.09%	5.22%
	Industrials	-0.22%	17.79%	14.61%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Investment Fund	3

Janus Henderson International Value Fund (unaudited)

Fund At A Glance

March 31, 2018

5 Largest Equity Holdings - (% of Net Assets)
Swedish Match AB
Tobacco	3.7%
BAE Systems PLC
Aerospace & Defense	3.3%
Sanofi
Pharmaceuticals	3.3%
Singapore Telecommunications Ltd
Diversified Telecommunication Services	3.0%
Diageo PLC
Beverages	2.9%
16.2%

Asset Allocation - (% of Net Assets)
Common Stocks	91.6%
Repurchase Agreements	7.8%
Other	0.6%
100.0%

Emerging markets comprised 8.5% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2018	As of September 30, 2017

4	MARCH 31, 2018

Janus Henderson International Value Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2018				per the January 26, 2018 prospectuses
	Fiscal Year-to-Date	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	1.81%	11.69%	5.78%	2.06%	1.20%
Class A Shares at MOP	-4.02%	5.28%	4.54%
Class C Shares at NAV	1.37%	10.94%	5.00%	2.65%	1.89%
Class C Shares at CDSC	0.37%	9.94%	5.00%
Class D Shares(1)	1.81%	11.91%	5.93%	1.85%	1.02%
Class I Shares	1.87%	11.99%	6.02%	1.72%	0.96%
Class N Shares	1.88%	12.08%	6.09%	1.11%	0.87%
Class S Shares	1.66%	11.50%	5.67%	2.15%	1.38%
Class T Shares	1.83%	11.74%	5.83%	1.85%	1.12%
MSCI EAFE Index	2.63%	14.80%	6.59%
MSCI All Country World ex-U.S. Index	3.76%	16.53%	5.98%
Morningstar Quartile - Class I Shares	-	3rd	2nd
Morningstar Ranking - based on total returns for Foreign Large Value Funds	-	212/327	129/276

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through February 1, 2019.

Janus Investment Fund	5

Janus Henderson International Value Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – April 1, 2013

(1) Closed to certain new investors.

6	MARCH 31, 2018

Janus Henderson International Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/17)	Ending Account Value (3/31/18)	Expenses Paid During Period (10/1/17 - 3/31/18)†	Beginning Account Value (10/1/17)	Ending Account Value (3/31/18)	Expenses Paid During Period (10/1/17 - 3/31/18)†	Net Annualized Expense Ratio (10/1/17 - 3/31/18)
Class A Shares	$1,000.00	$1,018.10	$5.99	$1,000.00	$1,019.00	$5.99	1.19%
Class C Shares	$1,000.00	$1,013.70	$9.49	$1,000.00	$1,015.51	$9.50	1.89%
Class D Shares	$1,000.00	$1,018.10	$5.13	$1,000.00	$1,019.85	$5.14	1.02%
Class I Shares	$1,000.00	$1,018.70	$4.88	$1,000.00	$1,020.09	$4.89	0.97%
Class N Shares	$1,000.00	$1,018.80	$4.38	$1,000.00	$1,020.59	$4.38	0.87%
Class S Shares	$1,000.00	$1,016.60	$6.49	$1,000.00	$1,018.50	$6.49	1.29%
Class T Shares	$1,000.00	$1,018.30	$5.64	$1,000.00	$1,019.35	$5.64	1.12%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson International Value Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares or Principal Amounts		Value
Common Stocks – 91.6%
Aerospace & Defense – 4.5%
BAE Systems PLC	213,108	$1,740,515
Meggitt PLC	104,330	632,760
		2,373,275
Automobiles – 4.7%
Honda Motor Co Ltd	34,200	1,187,678
Hyundai Motor Co	9,202	1,244,307
		2,431,985
Banks – 3.3%
Bank of Ireland Group PLC	14,288	125,220
Lloyds Banking Group PLC	1,061,619	964,556
Royal Bank of Scotland Group PLC*	178,874	650,863
		1,740,639
Beverages – 3.5%
Diageo PLC	45,037	1,523,388
Stock Spirits Group PLC	86,929	303,086
		1,826,474
Capital Markets – 1.0%
Deutsche Boerse AG	3,968	540,477
Chemicals – 2.4%
Nitto FC Co Ltd	19,100	129,898
Nutrien Ltd	15,215	719,175
Tikkurila Oyj	20,080	386,364
		1,235,437
Commercial Services & Supplies – 2.0%
Daiseki Co Ltd	12,300	343,125
Secom Co Ltd	7,500	558,072
Secom Joshinetsu Co Ltd	4,000	140,846
		1,042,043
Communications Equipment – 0.4%
Icom Inc	8,800	218,007
Construction Materials – 2.9%
HeidelbergCement AG	7,414	728,353
Vicat SA	10,719	809,826
		1,538,179
Diversified Consumer Services – 0.1%
Shingakukai Holdings Co Ltd	12,600	71,453
Diversified Telecommunication Services – 3.0%
Singapore Telecommunications Ltd	608,200	1,568,266
Electrical Equipment – 0.6%
Cosel Co Ltd	21,800	299,152
Electronic Equipment, Instruments & Components – 1.1%
Celestica Inc*	40,274	416,836
Kitagawa Industries Co Ltd	10,488	139,724
		556,560
Food & Staples Retailing – 0.5%
Qol Co Ltd	13,000	257,417
Food Products – 5.9%
Danone SA	15,938	1,290,733
Nestle SA	14,712	1,165,062
Orkla ASA	60,371	649,220
		3,105,015
Health Care Providers & Services – 1.7%
BML Inc	23,800	618,990
Toho Holdings Co Ltd	11,700	278,436
		897,426
Hotels, Restaurants & Leisure – 0.9%
Grand Korea Leisure Co Ltd	19,166	444,828

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2018

Janus Henderson International Value Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares or Principal Amounts		Value
Common Stocks – (continued)
Industrial Conglomerates – 1.8%
CK Hutchison Holdings Ltd	76,184	$915,959
Information Technology Services – 2.7%
Infosys Ltd (ADR)	58,258	1,039,905
Transcosmos Inc	13,900	363,796
		1,403,701
Insurance – 1.5%
Sompo Holdings Inc	19,758	798,575
Internet Software & Services – 2.0%
Yahoo Japan Corp	225,800	1,059,711
Machinery – 5.3%
ANDRITZ AG	14,933	834,910
Ebara Corp	24,000	857,837
GEA Group AG	24,885	1,058,522
		2,751,269
Media – 1.1%
Grupo Televisa SAB (ADR)	34,566	551,673
Multi-Utilities – 1.4%
Engie SA	42,231	705,448
Oil, Gas & Consumable Fuels – 4.0%
BP PLC (ADR)	26,747	1,084,323
Canadian Natural Resources Ltd	11,819	371,580
Cenovus Energy Inc	20,397	173,696
Royal Dutch Shell PLC	15,323	480,763
		2,110,362
Personal Products – 2.6%
CLIO Cosmetics Co Ltd	8,745	282,237
Unilever NV	19,235	1,087,192
		1,369,429
Pharmaceuticals – 12.2%
GlaxoSmithKline PLC	69,939	1,358,578
Novartis AG	18,060	1,461,550
Roche Holding AG	5,892	1,351,813
Sanofi	21,427	1,721,561
Taisho Pharmaceutical Holdings Co Ltd	4,700	466,408
		6,359,910
Professional Services – 1.5%
Bureau Veritas SA	19,812	515,150
Pagegroup PLC	36,360	273,965
		789,115
Real Estate Management & Development – 2.7%
Brookfield Real Estate Services Inc	23,946	323,444
CK Asset Holdings Ltd	39,178	331,539
Foxtons Group PLC	306,423	349,871
LSL Property Services PLC	136,236	428,928
		1,433,782
Specialty Retail – 0.7%
Lookers PLC	177,208	216,878
Vertu Motors PLC	273,886	167,603
		384,481
Textiles, Apparel & Luxury Goods – 1.8%
Cie Financiere Richemont SA	10,365	931,383
Tobacco – 7.1%
Imperial Brands PLC	17,313	589,915
KT&G Corp	4,151	389,125
Scandinavian Tobacco Group A/S	46,208	813,649
Swedish Match AB	42,115	1,915,245
		3,707,934

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson International Value Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares or Principal Amounts		Value
Common Stocks – (continued)
Trading Companies & Distributors – 1.0%
Travis Perkins PLC	29,923	$518,591
Wireless Telecommunication Services – 3.7%
America Movil SAB de CV	488,981	467,375
Rogers Communications Inc	6,008	268,359
Vodafone Group PLC	439,919	1,204,412
		1,940,146
Total Common Stocks (cost $44,728,304)		47,878,102
Repurchase Agreements – 7.8%
Undivided interest of 4.5% in a joint repurchase agreement (principal amount $91,300,000 with a maturity value of $91,312,934) with ING Financial Markets LLC, 1.7000%, dated 3/30/18, maturing 4/2/18 to be repurchased at $4,100,581 collateralized by $91,511,762 in U.S. Treasuries 0% - 6.0000%, 4/12/18 - 2/15/46 with a value of $93,143,677 (cost $4,100,000)	$4,100,000	4,100,000
Total Investments (total cost $48,828,304) – 99.4%		51,978,102
Cash, Receivables and Other Assets, net of Liabilities – 0.6%		288,616
Net Assets – 100%		$52,266,718

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United Kingdom	$12,488,995	24.0%
Japan	7,789,125	15.0
France	5,042,718	9.7
Switzerland	4,909,808	9.4
United States	4,100,000	7.9
South Korea	2,360,497	4.5
Germany	2,327,352	4.5
Canada	2,273,090	4.4
Sweden	1,915,245	3.7
Singapore	1,568,266	3.0
Hong Kong	1,247,498	2.4
Netherlands	1,087,192	2.1
India	1,039,905	2.0
Mexico	1,019,048	2.0
Austria	834,910	1.6
Denmark	813,649	1.6
Norway	649,220	1.3
Finland	386,364	0.7
Ireland	125,220	0.2

Total	$51,978,102	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2018

Janus Henderson International Value Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World ex- U.S. IndexSM	MSCI All Country World ex-U.S. IndexSM reflects the equity market performance of global developed and emerging markets, excluding the U.S.
MSCI EAFE® Index	MSCI EAFE® (Europe, Australasia, Far East) Index reflects the equity market performance of developed markets, excluding the U.S. and Canada.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

Janus Investment Fund	11

Janus Henderson International Value Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Aerospace & Defense	$-	$2,373,275	$-
Automobiles	-	2,431,985	-
Banks	-	1,740,639	-
Beverages	-	1,826,474	-
Capital Markets	-	540,477	-
Chemicals	719,175	516,262	-
Commercial Services & Supplies	-	1,042,043	-
Communications Equipment	-	218,007	-
Construction Materials	-	1,538,179	-
Diversified Consumer Services	-	71,453	-
Diversified Telecommunication Services	-	1,568,266	-
Electrical Equipment	-	299,152	-
Electronic Equipment, Instruments & Components	416,836	139,724	-
Food & Staples Retailing	-	257,417	-
Food Products	-	3,105,015	-
Health Care Providers & Services	-	897,426	-
Hotels, Restaurants & Leisure	-	444,828	-
Industrial Conglomerates	-	915,959	-
Information Technology Services	1,039,905	363,796	-
Insurance	-	798,575	-
Internet Software & Services	-	1,059,711	-
Machinery	-	2,751,269	-
Multi-Utilities	-	705,448	-
Oil, Gas & Consumable Fuels	1,629,599	480,763	-
Personal Products	-	1,369,429	-
Pharmaceuticals	-	6,359,910	-
Professional Services	-	789,115	-
Real Estate Management & Development	323,444	1,110,338	-
Specialty Retail	-	384,481	-
Textiles, Apparel & Luxury Goods	-	931,383	-
Tobacco	-	3,707,934	-
Trading Companies & Distributors	-	518,591	-
Wireless Telecommunication Services	268,359	1,671,787	-
All Other	551,673	-	-
Repurchase Agreements	-	4,100,000	-
Total Assets	$4,948,991	$47,029,111	$-

12	MARCH 31, 2018

Janus Henderson International Value Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2018

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$47,878,102
Repurchase agreements, at value(2)	4,100,000
Cash	92,619
Cash denominated in foreign currency(3)	39,489
Non-interested Trustees' deferred compensation	1,049
Receivables:
Dividends	180,757
Foreign tax reclaims	76,043
Fund shares sold	3,011
Interest	774
Other assets	2,288
Total Assets	52,374,132
Liabilities:
Payables:	—
Registration fees	60,069
Professional fees	20,095
Advisory fees	11,400
Transfer agent fees and expenses	3,432
Fund shares repurchased	2,911
Custodian fees	2,477
Non-interested Trustees' deferred compensation fees	1,049
12b-1 Distribution and shareholder servicing fees	449
Non-interested Trustees' fees and expenses	388
Fund administration fees	359
Accrued expenses and other payables	4,785
Total Liabilities	107,414
Net Assets	$52,266,718

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson International Value Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2018

Net Assets Consist of:
Capital (par value and paid-in surplus)	$47,879,803
Undistributed net investment income/(loss)	108,008
Undistributed net realized gain/(loss) from investments and foreign currency transactions	1,127,345
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	3,151,562
Total Net Assets	$52,266,718
Net Assets - Class A Shares	$346,482
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	30,378
Net Asset Value Per Share(4)	$11.41
Maximum Offering Price Per Share(5)	$12.11
Net Assets - Class C Shares	$354,922
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	31,223
Net Asset Value Per Share(4)	$11.37
Net Assets - Class D Shares	$3,970,144
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	348,952
Net Asset Value Per Share	$11.38
Net Assets - Class I Shares	$7,568,532
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	665,785
Net Asset Value Per Share	$11.37
Net Assets - Class N Shares	$38,519,174
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,378,921
Net Asset Value Per Share	$11.40
Net Assets - Class S Shares	$278,000
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	24,337
Net Asset Value Per Share	$11.42
Net Assets - Class T Shares	$1,229,464
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	108,143
Net Asset Value Per Share	$11.37

(1) Includes cost of $44,728,304.

(2) Includes cost of repurchase agreements of $4,100,000.

(3) Includes cost of $39,489.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	MARCH 31, 2018

Janus Henderson International Value Fund

Statement of Operations (unaudited)

For the period ended March 31, 2018

Investment Income:
Dividends	$675,394
Interest	24,741
Other income	11
Foreign tax withheld	(70,254)
Total Investment Income	629,892
Expenses:
Advisory fees	212,211
12b-1 Distribution and shareholder servicing fees:
Class A Shares	432
Class C Shares	1,801
Class S Shares	349
Transfer agent administrative fees and expenses:
Class D Shares	2,311
Class S Shares	349
Class T Shares	1,593
Transfer agent networking and omnibus fees:
Class A Shares	111
Class C Shares	17
Class I Shares	3,927
Other transfer agent fees and expenses:
Class A Shares	25
Class C Shares	24
Class D Shares	704
Class I Shares	168
Class N Shares	830
Class S Shares	5
Class T Shares	17
Registration fees	96,685
Professional fees	21,912
Custodian fees	9,979
Shareholder reports expense	2,148
Fund administration fees	2,068
Non-interested Trustees’ fees and expenses	849
Other expenses	3,951
Total Expenses	362,466
Less: Excess Expense Reimbursement and Waivers	(120,523)
Net Expenses	241,943
Net Investment Income/(Loss)	387,949
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	1,404,586
Total Net Realized Gain/(Loss) on Investments	1,404,586
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(863,289)
Total Change in Unrealized Net Appreciation/Depreciation	(863,289)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$929,246

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson International Value Fund

Statements of Changes in Net Assets

	Period ended March 31, 2018 (unaudited)	Year ended September 30, 2017

Operations:
Net investment income/(loss)	$387,949	$814,471
Net realized gain/(loss) on investments	1,404,586	311,871
Change in unrealized net appreciation/depreciation	(863,289)	4,574,756
Net Increase/(Decrease) in Net Assets Resulting from Operations	929,246	5,701,098
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(5,941)	(8,050)
Class C Shares	(4,030)	(3,730)
Class D Shares	(71,943)	(59,589)
Class I Shares	(152,591)	(152,097)
Class N Shares	(759,725)	(38,749)
Class S Shares	(4,645)	(4,685)
Class T Shares	(28,683)	(14,168)
Total Dividends from Net Investment Income	(1,027,558)	(281,068)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(3,723)	(3,645)
Class C Shares	(3,902)	(2,548)
Class D Shares	(41,081)	(25,072)
Class I Shares	(84,595)	(62,332)
Class N Shares	(416,503)	(15,415)
Class S Shares	(3,017)	(2,178)
Class T Shares	(16,954)	(6,134)
Total Distributions from Net Realized Gain from Investment Transactions	(569,775)	(117,324)
Net Decrease from Dividends and Distributions to Shareholders	(1,597,333)	(398,392)
Capital Share Transactions:
Class A Shares	14,650	(79,458)
Class C Shares	(3,002)	62,213
Class D Shares	546,752	582,790
Class I Shares	(374,609)	677,126
Class N Shares	(1,255,876)	34,683,106
Class S Shares	8,401	16,864
Class T Shares	127,286	346,634
Net Increase/(Decrease) from Capital Share Transactions	(936,398)	36,289,275
Net Increase/(Decrease) in Net Assets	(1,604,485)	41,591,981
Net Assets:
Beginning of period	53,871,203	12,279,222
End of period	$52,266,718	$53,871,203

Undistributed Net Investment Income/(Loss)	$108,008	$747,617

See Notes to Financial Statements.

16	MARCH 31, 2018

Janus Henderson International Value Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year or period ended September 30	2018	2017	2016		2015	2014	2013(1)
Net Asset Value, Beginning of Period	$11.53	$10.47	$10.26		$11.42	$10.98	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.07(2)	0.17(2)	0.24(2)		0.14(2)	0.21(2)	0.10
Net realized and unrealized gain/(loss)	0.14	1.21	0.27		(0.82)	0.38	0.88
Total from Investment Operations	0.21	1.38	0.51		(0.68)	0.59	0.98
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.22)	(0.23)		(0.20)	(0.05)	—
Distributions (from capital gains)	(0.13)	(0.10)	(0.07)		(0.28)	(0.10)	—
Total Dividends and Distributions	(0.33)	(0.32)	(0.30)		(0.48)	(0.15)	—
Net Asset Value, End of Period	$11.41	$11.53	$10.47		$10.26	$11.42	$10.98
Total Return*	1.81%	13.72%	5.17%		(6.05)%	5.45%	9.80%
Net Assets, End of Period (in thousands)	$346	$336	$385		$220	$229	$508
Average Net Assets for the Period (in thousands)	$346	$341	$319		$233	$258	$460
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.65%	2.07%	2.40%		2.28%	2.20%	12.52%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%	1.23%	1.25%		1.27%	1.20%	1.36%
Ratio of Net Investment Income/(Loss)	1.18%	1.57%	2.36%		1.28%	1.80%	1.80%
Portfolio Turnover Rate	12%	24%	22%		12%	37%	7%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year or period ended September 30	2018	2017	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$11.47	$10.40	$10.17	$11.34	$10.94	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(2)	0.10(2)	0.14(2)	0.06(2)	0.12(2)	0.07
Net realized and unrealized gain/(loss)	0.13	1.21	0.29	(0.81)	0.38	0.87
Total from Investment Operations	0.16	1.31	0.43	(0.75)	0.50	0.94
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.14)	(0.13)	(0.14)	—	—
Distributions (from capital gains)	(0.13)	(0.10)	(0.07)	(0.28)	(0.10)	—
Total Dividends and Distributions	(0.26)	(0.24)	(0.20)	(0.42)	(0.10)	—
Net Asset Value, End of Period	$11.37	$11.47	$10.40	$10.17	$11.34	$10.94
Total Return*	1.37%	13.06%	4.38%	(6.77)%	4.59%	9.40%
Net Assets, End of Period (in thousands)	$355	$361	$268	$253	$252	$469
Average Net Assets for the Period (in thousands)	$361	$294	$263	$251	$277	$447
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.34%	2.65%	3.24%	3.02%	3.02%	13.51%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.89%	1.91%	2.01%	2.00%	2.00%	2.06%
Ratio of Net Investment Income/(Loss)	0.49%	0.99%	1.43%	0.54%	1.04%	1.14%
Portfolio Turnover Rate	12%	24%	22%	12%	37%	7%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from April 1, 2013 (inception date) through September 30, 2013.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson International Value Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year or period ended September 30	2018	2017	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$11.52	$10.45	$10.24	$11.40	$10.98	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.08(2)	0.20(2)	0.23(2)	0.16(2)	0.22(2)	0.06
Net realized and unrealized gain/(loss)	0.13	1.21	0.30	(0.83)	0.39	0.92
Total from Investment Operations	0.21	1.41	0.53	(0.67)	0.61	0.98
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.24)	(0.25)	(0.21)	(0.09)	—
Distributions (from capital gains)	(0.13)	(0.10)	(0.07)	(0.28)	(0.10)	—
Total Dividends and Distributions	(0.35)	(0.34)	(0.32)	(0.49)	(0.19)	—
Net Asset Value, End of Period	$11.38	$11.52	$10.45	$10.24	$11.40	$10.98
Total Return*	1.81%	14.04%	5.35%	(5.98)%	5.59%	9.80%
Net Assets, End of Period (in thousands)	$3,970	$3,498	$2,568	$2,492	$2,346	$1,439
Average Net Assets for the Period (in thousands)	$3,860	$2,992	$2,508	$2,450	$1,816	$931
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.53%	1.85%	2.48%	2.14%	2.44%	11.24%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.02%	1.04%	1.12%	1.16%	1.17%	1.16%
Ratio of Net Investment Income/(Loss)	1.39%	1.93%	2.27%	1.44%	1.92%	1.48%
Portfolio Turnover Rate	12%	24%	22%	12%	37%	7%

Class I Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year or period ended September 30	2018	2017	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$11.51	$10.45	$10.24	$11.41	$11.00	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.08(2)	0.21(2)	0.23(2)	0.16(2)	0.27(2)	0.03
Net realized and unrealized gain/(loss)	0.14	1.19	0.31	(0.82)	0.34	0.97
Total from Investment Operations	0.22	1.40	0.54	(0.66)	0.61	1.00
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.24)	(0.26)	(0.23)	(0.10)	—
Distributions (from capital gains)	(0.13)	(0.10)	(0.07)	(0.28)	(0.10)	—
Total Dividends and Distributions	(0.36)	(0.34)	(0.33)	(0.51)	(0.20)	—
Net Asset Value, End of Period	$11.37	$11.51	$10.45	$10.24	$11.41	$11.00
Total Return*	1.87%	14.02%	5.50%	(5.94)%	5.61%	10.00%
Net Assets, End of Period (in thousands)	$7,569	$8,040	$6,576	$6,236	$7,239	$2,583
Average Net Assets for the Period (in thousands)	$7,918	$7,270	$6,217	$6,755	$6,812	$967
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.42%	1.72%	2.31%	2.08%	2.14%	6.34%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	0.98%	1.05%	1.06%	0.99%	0.92%
Ratio of Net Investment Income/(Loss)	1.39%	1.99%	2.31%	1.46%	2.34%	1.49%
Portfolio Turnover Rate	12%	24%	22%	12%	37%	7%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from April 1, 2013 (inception date) through September 30, 2013.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	MARCH 31, 2018

Janus Henderson International Value Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year or period ended September 30	2018	2017	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$11.54	$10.46	$10.26	$11.42	$11.00	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(2)	0.29(2)	0.24(2)	0.17(2)	0.26(2)	0.08
Net realized and unrealized gain/(loss)	0.13	1.14	0.29	(0.82)	0.36	0.92
Total from Investment Operations	0.22	1.43	0.53	(0.65)	0.62	1.00
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.25)	(0.26)	(0.23)	(0.10)	—
Distributions (from capital gains)	(0.13)	(0.10)	(0.07)	(0.28)	(0.10)	—
Total Dividends and Distributions	(0.36)	(0.35)	(0.33)	(0.51)	(0.20)	—
Net Asset Value, End of Period	$11.40	$11.54	$10.46	$10.26	$11.42	$11.00
Total Return*	1.88%	14.28%	5.45%	(5.84)%	5.68%	10.00%
Net Assets, End of Period (in thousands)	$38,519	$40,245	$1,588	$1,508	$1,375	$844
Average Net Assets for the Period (in thousands)	$39,165	$21,621	$1,508	$1,505	$1,119	$595
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.32%	1.11%	2.19%	2.00%	2.16%	11.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.87%	0.96%	0.99%	0.99%	1.02%
Ratio of Net Investment Income/(Loss)	1.51%	2.70%	2.39%	1.57%	2.23%	1.82%
Portfolio Turnover Rate	12%	24%	22%	12%	37%	7%

Class S Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year or period ended September 30	2018	2017	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$11.55	$10.48	$10.27	$11.44	$10.97	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.06(2)	0.17(2)	0.21(2)	0.14(2)	0.19(2)	0.10
Net realized and unrealized gain/(loss)	0.14	1.21	0.29	(0.82)	0.38	0.87
Total from Investment Operations	0.20	1.38	0.50	(0.68)	0.57	0.97
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.21)	(0.22)	(0.21)	—(3)	—
Distributions (from capital gains)	(0.13)	(0.10)	(0.07)	(0.28)	(0.10)	—
Total Dividends and Distributions	(0.33)	(0.31)	(0.29)	(0.49)	(0.10)	—
Net Asset Value, End of Period	$11.42	$11.55	$10.48	$10.27	$11.44	$10.97
Total Return*	1.66%	13.74%	5.09%	(6.10)%	5.27%	9.70%
Net Assets, End of Period (in thousands)	$278	$273	$231	$219	$213	$473
Average Net Assets for the Period (in thousands)	$280	$242	$222	$231	$240	$467
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.82%	2.15%	2.72%	2.50%	2.49%	13.17%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.29%	1.29%	1.34%	1.28%	1.34%	1.56%
Ratio of Net Investment Income/(Loss)	1.08%	1.64%	2.06%	1.27%	1.66%	1.65%
Portfolio Turnover Rate	12%	24%	22%	12%	37%	7%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from April 1, 2013 (inception date) through September 30, 2013.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson International Value Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year or period ended September 30	2018	2017	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$11.50	$10.45	$10.24	$11.41	$10.99	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.07(2)	0.19(2)	0.22(2)	0.15(2)	0.22(2)	0.07
Net realized and unrealized gain/(loss)	0.15	1.19	0.29	(0.82)	0.37	0.92
Total from Investment Operations	0.22	1.38	0.51	(0.67)	0.59	0.99
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.23)	(0.23)	(0.22)	(0.07)	—
Distributions (from capital gains)	(0.13)	(0.10)	(0.07)	(0.28)	(0.10)	—
Total Dividends and Distributions	(0.35)	(0.33)	(0.30)	(0.50)	(0.17)	—
Net Asset Value, End of Period	$11.37	$11.50	$10.45	$10.24	$11.41	$10.99
Total Return*	1.83%	13.77%	5.24%	(6.06)%	5.42%	9.90%
Net Assets, End of Period (in thousands)	$1,229	$1,119	$664	$867	$733	$972
Average Net Assets for the Period (in thousands)	$1,277	$864	$809	$870	$702	$762
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.57%	1.85%	2.50%	2.25%	2.29%	11.54%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.12%	1.14%	1.21%	1.23%	1.19%	1.27%
Ratio of Net Investment Income/(Loss)	1.22%	1.79%	2.13%	1.34%	1.89%	1.48%
Portfolio Turnover Rate	12%	24%	22%	12%	37%	7%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from April 1, 2013 (inception date) through September 30, 2013.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2018

Janus Henderson International Value Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson International Value Fund (formerly named Perkins International Value Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.

Janus Investment Fund	21

Janus Henderson International Value Fund

Notes to Financial Statements (unaudited)

Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2018 to fair value the Fund’s investments in

22	MARCH 31, 2018

Janus Henderson International Value Fund

Notes to Financial Statements (unaudited)

securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $41,816,348 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the

Janus Investment Fund	23

Janus Henderson International Value Fund

Notes to Financial Statements (unaudited)

Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone

24	MARCH 31, 2018

Janus Henderson International Value Fund

Notes to Financial Statements (unaudited)

member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund, to the extent that emerging markets may be included in its benchmark index, may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

Janus Investment Fund	25

Janus Henderson International Value Fund

Notes to Financial Statements (unaudited)

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable).

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$4,100,000	$—	$(4,100,000)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing

The Fund may invest in REITs, which are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. In addition, a Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives and common, preferred and convertible securities of issuers in real estate-related industries. Investments in REITs and real estate-linked derivatives are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, fluctuations in rental income, possible environmental liabilities, regulatory limitations on rent, and other risks related to local or general economic conditions. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

26	MARCH 31, 2018

Janus Henderson International Value Fund

Notes to Financial Statements (unaudited)

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.80% of its average daily net assets.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the advisory fee payable by the equity portion of the Fund to Janus Capital (net of any fee waivers, and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.86% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2019. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement

Janus Investment Fund	27

Janus Henderson International Value Fund

Notes to Financial Statements (unaudited)

of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Total compensation of $268,180 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2018. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $240,213 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2018.

28	MARCH 31, 2018

Janus Henderson International Value Fund

Notes to Financial Statements (unaudited)

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2018, Janus Henderson Distributors retained upfront sales charges of $55.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2018.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended March 31, 2018.

As of March 31, 2018, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	63%	-	%*
Class C Shares	66	-*
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	95	70
Class S Shares	87	-*
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2018 are noted below. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 48,876,775	$ 4,556,986	$ (1,455,659)	$ 3,101,327

Janus Investment Fund	29

Janus Henderson International Value Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2018		Year ended September 30, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	813	$ 9,689	20,973	$ 212,608
Reinvested dividends and distributions	839	9,664	1,203	11,695
Shares repurchased	(408)	(4,703)	(29,850)	(303,761)
Net Increase/(Decrease)	1,244	$ 14,650	(7,674)	$ (79,458)
Class C Shares:
Shares sold	-	$ -	7,761	$ 85,645
Reinvested dividends and distributions	689	7,932	646	6,278
Shares repurchased	(951)	(10,934)	(2,654)	(29,710)
Net Increase/(Decrease)	(262)	$ (3,002)	5,753	$ 62,213
Class D Shares:
Shares sold	163,918	$ 1,922,534	206,665	$ 2,151,921
Reinvested dividends and distributions	9,686	111,287	8,584	83,176
Shares repurchased	(128,380)	(1,487,069)	(157,309)	(1,652,307)
Net Increase/(Decrease)	45,224	$ 546,752	57,940	$ 582,790
Class I Shares:
Shares sold	10,203	$ 121,214	212,423	$ 2,288,315
Reinvested dividends and distributions	20,661	237,186	22,152	214,429
Shares repurchased	(63,583)	(733,009)	(165,662)	(1,825,618)
Net Increase/(Decrease)	(32,719)	$ (374,609)	68,913	$ 677,126
Class N Shares:
Shares sold	162,475	$ 1,917,467	3,538,318	$36,885,049
Reinvested dividends and distributions	102,192	1,176,228	5,584	54,164
Shares repurchased	(373,550)	(4,349,571)	(207,803)	(2,256,107)
Net Increase/(Decrease)	(108,883)	$(1,255,876)	3,336,099	$34,683,106
Class S Shares:
Shares sold	70	$ 809	899	$ 10,001
Reinvested dividends and distributions	664	7,662	705	6,863
Shares repurchased	(6)	(70)	-	-
Net Increase/(Decrease)	728	$ 8,401	1,604	$ 16,864
Class T Shares:
Shares sold	45,432	$ 524,097	82,694	$ 887,064
Reinvested dividends and distributions	3,975	45,637	2,095	20,302
Shares repurchased	(38,494)	(442,448)	(51,099)	(560,732)
Net Increase/(Decrease)	10,913	$ 127,286	33,690	$ 346,634

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 5,728,762	$ 8,211,689	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain

30	MARCH 31, 2018

Janus Henderson International Value Fund

Notes to Financial Statements (unaudited)

premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2018 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	31

Janus Henderson International Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

32	MARCH 31, 2018

Janus Henderson International Value Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

Janus Investment Fund	33

Janus Henderson International Value Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

34	MARCH 31, 2018

Janus Henderson International Value Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

Janus Investment Fund	35

Janus Henderson International Value Fund

Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

36	MARCH 31, 2018

Janus Henderson International Value Fund

Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Investment Fund	37

Janus Henderson International Value Fund

Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

38	MARCH 31, 2018

Janus Henderson International Value Fund

Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

Janus Investment Fund	39

Janus Henderson International Value Fund

Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

40	MARCH 31, 2018

Janus Henderson International Value Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Janus Investment Fund	41

Janus Henderson International Value Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

42	MARCH 31, 2018

Janus Henderson International Value Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	43

Janus Henderson International Value Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

44	MARCH 31, 2018

Janus Henderson International Value Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	45

Janus Henderson International Value Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

46	MARCH 31, 2018

Janus Henderson International Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	47

Janus Henderson International Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

48	MARCH 31, 2018

Janus Henderson International Value Fund

Notes

NotesPage1

Janus Investment Fund	49

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-24-93058 05-18

SEMIANNUAL REPORT March 31, 2018

Janus Henderson Overseas Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Overseas Fund

Janus Henderson Overseas Fund (unaudited)

FUND SNAPSHOT We believe investing in companies where the market underestimates free-cash-flow growth and using risk efficiently drives excess returns.	Garth Yettick portfolio manager	Julian McManus portfolio manager	George Maris portfolio manager

PERFORMANCE

Janus Henderson Overseas Fund’s Class I Shares returned 5.81% over the six-month period ended March 31, 2018. The Fund’s primary benchmark, the MSCI All Country World ex-U.S. IndexSM, returned 3.76%, and its secondary benchmark, the MSCI EAFE® Index, returned 2.63% during the period.

INVESTMENT ENVIRONMENT

Global equities were up for the six-month period, but they were volatile. Stocks rose in the fourth quarter of 2017, buttressed by synchronized accelerating growth across major economies. In the first quarter of 2018, concerns over inflation and faster-than-expected interest rate hikes were a source of volatility, as were fears about protectionist trade policies. The technology and energy sectors were top performers within the MSCI All Country World ex-U.S. Index.

PERFORMANCE DISCUSSION

The Fund outperformed its primary benchmark, the MSCI All Country World ex-U.S. Index, and also its secondary benchmark, the MSCI EAFE Index, during the period. We employ a high-conviction investment approach seeking strong risk-adjusted performance over the long term. Over time, we believe we can drive excess returns in a risk-efficient manner by identifying companies with free-cash-flow growth underestimated by the market. We believe high-conviction investing works over the long term as stock prices ultimately reflect the fundamentals of their underlying companies. This period, we were pleased to see our conviction rewarded as many of the company- and industry-specific views we expressed in our Fund played out, and drove stocks associated with those views higher.

Stock selection within the technology sector was a large contributor to relative performance. Tencent was our largest contributor within the sector. Stronger-than-expected earnings growth helped drive the stock this quarter, but in general, we believe the market is simply gaining a better appreciation for the strength of Tencent’s gaming business and online communications platform. The way in which Chinese consumers engage with the platform transcends the ways in which consumers engage with dominant online and social media platforms in the West. We continue to like Tencent’s growth potential as it finds ways to increase monetization of its platform, in particular through advertising.

Outside the technology sector, Petrobras was a top contributor. Corruption and scandal at the state-owned oil company were overhangs on the stock for years, but the stock was up significantly this quarter as the company’s dramatic improvement in corporate governance led to several positive developments. The company divested key assets, resulting in a more focused and efficient company. Additionally, the divestitures improved the company’s balance sheet strength, to the relief of the market. We have long contended the quality of Petrobras’ assets justified the political risks tied to the stock, and we are encouraged to see the company heading in a better direction.

GVC Holdings also added meaningfully to results. Our thesis was that the UK-based sport-betting and online gambling operator would improve monetization of Bwin. Party Digital Entertainment, an online gaming operator it acquired. That thesis has largely played out. The GVC management team has executed well on the merger, and impressive post-merger earnings results and margin improvement for the Bwin business have helped drive the stock.

While generally pleased with our relative performance this period, we still held some stocks that disappointed. Sanofi was our largest detractor. The stock was down after the company issued underwhelming earnings guidance for 2018. We continue to see upside for the stock, however. Sanofi has one of the lowest valuations among large-cap pharmaceutical companies. We believe the undemanding

Janus Investment Fund	1

Janus Henderson Overseas Fund (unaudited)

valuation fails to account for the potential of pipeline drugs whose growth profile could improve as new clinical data is released this year. In our view, Sanofi also hasn’t been given enough credit for the strategic value of acquisitions it has announced in recent months.

BNP Paribas was another large detractor from performance. The stock traded down in the fourth quarter, but we see no fundamental changes for the business. We believe the bank has a rather undemanding valuation, and continue to believe BNP Paribas will be a prime beneficiary of a recovery in European credit demand. Tax and structural reform in France are also positives for the bank.

The 13 Holdings was another detractor. We inherited our position in the thinly traded company as part of a portfolio manager transition a year ago and have been monitoring the stock closely. The company is building an ultra-luxury casino in Macau, China. Regulatory uncertainty concerning the gaming business and a postponement of its grand opening has been a headwind for the stock, as have debt problems for the company. We continue to monitor the position.

DERIVATIVE USAGE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

While it might sound counterintuitive after a nine-year bull market, we believe the backdrop for stocks remains constructive and valuations are still reasonable given tailwinds that are beginning to aid the economy.

For most of the past decade, economic expansion was tepid at best. Companies operated leaner, but did not invest. Increasing regulatory burdens put additional brakes on growth and investment. Consumer spending was also held back as families sought to improve household balance sheets after the financial crisis.

These trends are poised to unwind as tax cuts and deregulation work their way through the economy. In our view, markets have priced in the immediate earnings boost from tax cuts, but are yet to price in the knock-on effects of increased consumer spending and increased capital investment.

We mentioned it in previous quarterly commentaries, but another round of discussions with management teams only confirms our view that the global economy is heading in a positive direction. Technology companies continue to report strong demand, particularly within the semiconductor industry where memory, blockchain and the Internet of Things (IoT) are fueling a greater need for semiconductors and other inputs. We also see strength across the industrial economy, where companies are gaining pricing power.

While our outlook is positive, two items we are keeping an eye on are inflation and the potential for trade tensions to escalate. So far, we believe inflation is manageable and the early signs of inflation are a healthy byproduct of a stronger economy. Trade relations, particularly in an election year, are harder to predict. We focus on diversifying the Fund and avoiding disproportionate risk from a particular country, sector or style factor. To an extent, that could help insulate the Fund if countries engage in a tit-for-tat, targeting specific industries with higher tariffs. We acknowledge, however, an all-out trade war is a risk to global growth. Our hope is that governments will share this sensible view.

Thank you for your continued investment in the Janus Henderson Overseas Fund.

2	MARCH 31, 2018

Janus Henderson Overseas Fund (unaudited)

Fund At A Glance

March 31, 2018

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Petroleo Brasileiro SA (ADR)	0.63%	Sanofi	-0.59%
	Tencent Holdings Ltd	0.61%	BNP Paribas SA	-0.42%
	Nexon Co Ltd	0.58%	13 Holdings Ltd	-0.31%
	GVC Holdings PLC	0.57%	ING Groep NV	-0.31%
	Rio Tinto Limited	0.56%	Ctrip.com International Ltd (ADR)	-0.22%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI All Country World ex-U.S. Index
		Contribution	(Average % of Equity)	Weighting
	Information Technology	1.39%	17.65%	11.69%
	Consumer Discretionary	0.48%	15.73%	11.33%
	Energy	0.31%	5.71%	6.66%
	Materials	0.23%	7.24%	8.05%
	Telecom Services	0.22%	4.08%	4.03%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI All Country World ex-U.S. Index
		Contribution	(Average % of Equity)	Weighting
	Industrials	-0.46%	8.77%	11.83%
	Financials	-0.26%	24.56%	23.30%
	Other**	-0.22%	0.93%	0.00%
	Health Care	-0.12%	6.92%	7.62%
	Utilities	-0.04%	0.94%	2.93%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Overseas Fund (unaudited)

Fund At A Glance

March 31, 2018

5 Largest Equity Holdings - (% of Net Assets)
Alibaba Group Holding Ltd (ADR)
Internet Software & Services	4.7%
BNP Paribas SA
Banks	4.4%
Nippon Telegraph & Telephone Corp
Diversified Telecommunication Services	3.9%
Mitsubishi UFJ Financial Group Inc
Banks	3.6%
Diageo PLC
Beverages	3.6%
20.2%

Asset Allocation - (% of Net Assets)
Common Stocks	99.4%
Investment Companies	0.6%
OTC Purchased Options – Puts	0.1%
Other	(0.1)%
100.0%

Emerging markets comprised 28.6% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2018	As of September 30, 2017

4	MARCH 31, 2018

Janus Henderson Overseas Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2018						per the January 26, 2018 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	5.62%	20.04%	2.06%	-1.14%	7.98%	0.97%
Class A Shares at MOP	-0.47%	13.14%	0.86%	-1.73%	7.72%
Class C Shares at NAV	5.22%	19.17%	1.27%	-1.87%	7.25%	1.74%
Class C Shares at CDSC	4.22%	18.17%	1.27%	-1.87%	7.25%
Class D Shares(1)	5.77%	20.41%	2.35%	-0.90%	8.15%	0.62%
Class I Shares	5.81%	20.47%	2.39%	-0.97%	8.12%	0.57%
Class N Shares	5.85%	20.60%	2.49%	-0.97%	8.12%	0.47%
Class R Shares	5.47%	19.71%	1.75%	-1.45%	7.61%	1.20%
Class S Shares	5.60%	20.01%	2.00%	-1.22%	7.85%	0.95%
Class T Shares	5.71%	20.32%	2.27%	-0.97%	8.12%	0.70%
MSCI All Country World ex-U.S. Index	3.76%	16.53%	5.89%	2.70%	N/A**
MSCI EAFE Index	2.63%	14.80%	6.50%	2.74%	5.10%
Morningstar Quartile - Class T Shares	-	1st	4th	4th	1st
Morningstar Ranking - based on total returns for Foreign Large Blend Funds	-	28/801	637/646	493/501	19/141

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through February 1, 2019.

Janus Investment Fund	5

Janus Henderson Overseas Fund (unaudited)

Performance

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

Effective 1/1/18, George Maris, Julian McManus and Garth Yettick are Co-Portfolio Managers of the Fund.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – May 2, 1994

**Since inception index return is not available for indices created subsequent to fund inception.

(1) Closed to certain new investors.

6	MARCH 31, 2018

Janus Henderson Overseas Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/17)	Ending Account Value (3/31/18)	Expenses Paid During Period (10/1/17 - 3/31/18)†	Beginning Account Value (10/1/17)	Ending Account Value (3/31/18)	Expenses Paid During Period (10/1/17 - 3/31/18)†	Net Annualized Expense Ratio (10/1/17 - 3/31/18)
Class A Shares	$1,000.00	$1,056.20	$4.97	$1,000.00	$1,020.09	$4.89	0.97%
Class C Shares	$1,000.00	$1,052.20	$8.60	$1,000.00	$1,016.55	$8.45	1.68%
Class D Shares	$1,000.00	$1,057.70	$3.44	$1,000.00	$1,021.59	$3.38	0.67%
Class I Shares	$1,000.00	$1,058.10	$3.23	$1,000.00	$1,021.79	$3.18	0.63%
Class N Shares	$1,000.00	$1,058.50	$2.67	$1,000.00	$1,022.34	$2.62	0.52%
Class R Shares	$1,000.00	$1,054.70	$6.51	$1,000.00	$1,018.60	$6.39	1.27%
Class S Shares	$1,000.00	$1,056.00	$5.23	$1,000.00	$1,019.85	$5.14	1.02%
Class T Shares	$1,000.00	$1,057.10	$3.90	$1,000.00	$1,021.14	$3.83	0.76%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Overseas Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares or Contract Amounts		Value
Common Stocks – 99.4%
Aerospace & Defense – 3.6%
Safran SA	573,905	$60,809,913
Automobiles – 1.8%
Mahindra & Mahindra Ltd	2,652,200	30,127,051
Banks – 15.5%
BNP Paribas SA	1,006,839	74,643,423
China Construction Bank Corp	45,045,000	46,807,650
ING Groep NV	3,010,311	50,837,144
Intesa Sanpaolo SpA	2,583,940	9,421,922
Mitsubishi UFJ Financial Group Inc	9,322,500	61,883,599
Permanent TSB Group Holdings PLC*	7,893,218	19,447,803
		263,041,541
Beverages – 5.9%
Ambev SA	5,448,900	39,731,906
Diageo PLC	1,803,227	60,994,604
		100,726,510
Biotechnology – 2.0%
BeiGene Ltd*	36,680	6,162,240
Shire PLC (ADR)	571,334	28,476,485
		34,638,725
Chemicals – 1.4%
Shin-Etsu Chemical Co Ltd	230,300	23,944,966
Construction & Engineering – 3.2%
13 Holdings Ltd*,£	6,779,130	600,005
Eiffage SA	474,048	53,995,031
		54,595,036
Diversified Telecommunication Services – 3.9%
Nippon Telegraph & Telephone Corp	1,434,500	66,648,567
Electronic Equipment, Instruments & Components – 1.1%
Keyence Corp	28,600	17,904,269
Food Products – 0.7%
Associated British Foods PLC	331,946	11,603,172
Hotels, Restaurants & Leisure – 3.7%
GVC Holdings PLC	3,852,875	49,726,409
Merlin Entertainments PLC	2,710,570	13,189,487
		62,915,896
Household Durables – 2.2%
Sony Corp	768,000	37,406,318
Industrial Conglomerates – 1.3%
Siemens AG	179,760	22,925,622
Insurance – 7.5%
AIA Group Ltd	6,113,200	52,189,276
NN Group NV	748,013	33,215,988
Sony Financial Holdings Inc	2,333,400	42,774,758
		128,180,022
Internet & Direct Marketing Retail – 3.3%
Ctrip.com International Ltd (ADR)*	557,170	25,975,266
MakeMyTrip Ltd*	850,043	29,496,492
		55,471,758
Internet Software & Services – 8.9%
Alibaba Group Holding Ltd (ADR)*	435,625	79,954,612
iQIYI Inc*	834,321	12,973,692
Tencent Holdings Ltd	1,110,900	59,136,447
		152,064,751
Metals & Mining – 5.9%
ArcelorMittal*	627,649	19,905,442
Hindustan Zinc Ltd	8,149,485	37,731,520
Rio Tinto Ltd	754,746	42,413,009
		100,049,971

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2018

Janus Henderson Overseas Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares or Contract Amounts		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – 6.0%
Canadian Natural Resources Ltd	1,220,321	$38,403,502
Petroleo Brasileiro SA (ADR)*	2,506,420	35,440,779
TOTAL SA	505,323	28,715,847
		102,560,128
Pharmaceuticals – 5.1%
AstraZeneca PLC	270,248	18,585,403
Eisai Co Ltd	247,800	15,985,781
Indivior PLC*	2,597,851	14,866,874
Sanofi	470,445	37,798,104
		87,236,162
Real Estate Management & Development – 0.9%
Leopalace21 Corp	1,819,800	14,890,749
Semiconductor & Semiconductor Equipment – 5.1%
ASML Holding NV	285,635	56,505,120
Taiwan Semiconductor Manufacturing Co Ltd	3,584,000	30,462,575
		86,967,695
Software – 2.5%
Nexon Co Ltd*	2,633,600	41,754,131
Specialty Retail – 0.8%
Industria de Diseno Textil SA	456,438	14,303,993
Technology Hardware, Storage & Peripherals – 1.8%
Samsung Electronics Co Ltd	13,062	30,441,979
Textiles, Apparel & Luxury Goods – 3.7%
Cie Financiere Richemont SA	257,762	23,162,101
Samsonite International SA	8,748,600	40,005,691
		63,167,792
Thrifts & Mortgage Finance – 1.2%
LIC Housing Finance Ltd	2,522,993	20,764,974
Water Utilities – 0.4%
Cia de Saneamento do Parana	419,560	7,626,053
Total Common Stocks (cost $1,248,325,942)		1,692,767,744
Investment Companies – 0.6%
Money Markets – 0.6%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº,£ (cost $10,050,000)	10,050,000	10,050,000
OTC Purchased Options – Puts – 0.1%
Counterparty/Reference Asset
Bank of America:
Alibaba Group Holding Ltd (ADR),
Notional amount $(27,953,142), premiums paid $1,923,549, unrealized depreciation $(946,463), exercise price $170.00, expires 6/15/18*	1,523	977,086
UBS AG:
Tencent Holdings Ltd,
Notional amount $(20,036,626), premiums paid $831,743, unrealized depreciation $(691,156), exercise price $320.00, expires 6/28/18*	3,839	140,587
Total OTC Purchased Options – Puts (premiums paid $2,755,292, unrealized depreciation $(1,637,619))		1,117,673
Total Investments (total cost $1,261,131,234) – 100.1%		1,703,935,417
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(1,293,516)
Net Assets – 100%		$1,702,641,901

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Overseas Fund

Schedule of Investments (unaudited)

March 31, 2018

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Japan	$323,193,139	19.0%
France	275,867,760	16.2
China	225,965,339	13.3
United Kingdom	197,442,434	11.6
Netherlands	140,558,252	8.2
India	118,120,037	6.9
Hong Kong	92,794,972	5.4
Brazil	82,798,738	4.9
Australia	42,413,009	2.5
Canada	38,403,502	2.3
Taiwan	30,462,575	1.8
South Korea	30,441,979	1.8
Switzerland	23,162,101	1.4
Germany	22,925,622	1.3
Ireland	19,447,803	1.1
United States	16,212,240	0.9
Spain	14,303,993	0.8
Italy	9,421,922	0.6

Total	$1,703,935,417	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/18
Common Stocks – 0%
Construction & Engineering – 0%
13 Holdings Ltd*,š	$—	$—	$(6,690,035)	$	N/A
Investment Companies – 0.6%
Money Markets – 0.6%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº	74,382	—	—		10,050,000
Total Affiliated Investments – 0.6%	$74,382	$—	$(6,690,035)		$10,050,000

(1)For securities that were affiliated for a portion of the period ended March 31, 2018, this column reflects amounts for the entire period ended March 31, 2018 and not just the period in which the security was affiliated.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2018

Janus Henderson Overseas Fund

Schedule of Investments (unaudited)

March 31, 2018

	Share Balance at 9/30/17	Purchases	Sales	Share Balance at 3/31/18
Common Stocks – 0%
Construction & Engineering – 0%
13 Holdings Ltd*,š	67,791,300	—	(61,012,170)Ð	6,779,130

Investment Companies – 0.6%
Money Markets – 0.6%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº	20,503,346	132,894,399	(143,347,745)	10,050,000

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2018.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2018

Equity Contracts
Asset Derivatives:
Purchased options contracts, at value	$1,117,673

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2018.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2018

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Equity Contracts
Purchased options contracts	$(2,197,051)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Equity Contracts
Purchased options contracts	$ (22,707)

Please see the"Change in Unrealized Net Appreciation/Depreciation" section of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended March 31, 2018

Market Value
Purchased options contracts, put	$ 1,571,267

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Overseas Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World ex-U.S. IndexSM	MSCI All Country World ex-U.S. IndexSM reflects the equity market performance of global developed and emerging markets, excluding the U.S.
MSCI EAFE® Index	MSCI EAFE® (Europe, Australasia, Far East) Index reflects the equity market performance of developed markets, excluding the U.S. and Canada.

ADR	American Depositary Receipt
LLC	Limited Liability Company
OTC	Over-the-Counter
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2018.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

š	Company was no longer an affiliate as of March 31, 2018.
Ð	All or a portion is a result of a corporate action.

12	MARCH 31, 2018

Janus Henderson Overseas Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Aerospace & Defense	$-	$60,809,913	$-
Automobiles	-	30,127,051	-
Banks	-	263,041,541	-
Beverages	39,731,906	60,994,604	-
Biotechnology	6,162,240	28,476,485	-
Chemicals	-	23,944,966	-
Construction & Engineering	-	54,595,036	-
Diversified Telecommunication Services	-	66,648,567	-
Electronic Equipment, Instruments & Components	-	17,904,269	-
Food Products	-	11,603,172	-
Hotels, Restaurants & Leisure	-	62,915,896	-
Household Durables	-	37,406,318	-
Industrial Conglomerates	-	22,925,622	-
Insurance	-	128,180,022	-
Internet Software & Services	92,928,304	59,136,447	-
Metals & Mining	-	100,049,971	-
Oil, Gas & Consumable Fuels	73,844,281	28,715,847	-
Pharmaceuticals	-	87,236,162	-
Real Estate Management & Development	-	14,890,749	-
Semiconductor & Semiconductor Equipment	-	86,967,695	-
Software	-	41,754,131	-
Specialty Retail	-	14,303,993	-
Technology Hardware, Storage & Peripherals	-	30,441,979	-
Textiles, Apparel & Luxury Goods	-	63,167,792	-
Thrifts & Mortgage Finance	-	20,764,974	-
All Other	63,097,811	-	-
Investment Companies	-	10,050,000	-
OTC Purchased Options – Puts	-	1,117,673	-
Total Assets	$275,764,542	$1,428,170,875	$-

Janus Investment Fund	13

Janus Henderson Overseas Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2018

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$1,692,767,744
Affiliated investments, at value(2)	10,050,000
Purchased options, at value(3)	1,117,673
Cash	27,058
Restricted cash (Note 1)	4,818,610
Non-interested Trustees' deferred compensation	34,231
Receivables:
Dividends	8,511,174
Investments sold	2,928,382
Foreign tax reclaims	492,756
Fund shares sold	170,249
Dividends from affiliates	10,876
Other assets	10,246
Total Assets	1,720,938,999
Liabilities:
Payables:	—
Investments purchased	15,017,778
Fund shares repurchased	1,739,386
Advisory fees	722,476
Transfer agent fees and expenses	364,410
12b-1 Distribution and shareholder servicing fees	66,995
Professional fees	37,616
Non-interested Trustees' deferred compensation fees	34,231
Non-interested Trustees' fees and expenses	12,942
Custodian fees	12,861
Fund administration fees	11,701
Accrued expenses and other payables	276,702
Total Liabilities	18,297,098
Net Assets	$1,702,641,901

See Notes to Financial Statements.

14	MARCH 31, 2018

Janus Henderson Overseas Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2018

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,146,057,911
Undistributed net investment income/(loss)	(2,246,547)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(1,883,773,707)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	442,604,244
Total Net Assets	$1,702,641,901
Net Assets - Class A Shares	$19,818,394
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	592,058
Net Asset Value Per Share(4)	$33.47
Maximum Offering Price Per Share(5)	$35.51
Net Assets - Class C Shares	$13,886,363
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	421,886
Net Asset Value Per Share(4)	$32.91
Net Assets - Class D Shares	$745,347,137
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	22,516,031
Net Asset Value Per Share	$33.10
Net Assets - Class I Shares	$60,529,631
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,821,213
Net Asset Value Per Share	$33.24
Net Assets - Class N Shares	$74,349,998
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,250,013
Net Asset Value Per Share	$33.04
Net Assets - Class R Shares	$35,181,177
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,070,684
Net Asset Value Per Share	$32.86
Net Assets - Class S Shares	$158,123,708
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,773,638
Net Asset Value Per Share	$33.12
Net Assets - Class T Shares	$595,405,493
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	17,965,224
Net Asset Value Per Share	$33.14

(1) Includes cost of $1,248,325,942.

(2) Includes cost of $10,050,000.

(3) Premiums paid of $2,755,292.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Overseas Fund

Statement of Operations (unaudited)

For the period ended March 31, 2018

Investment Income:
Dividends	$12,643,214
Dividends from affiliates	74,382
Other income	18,236
Foreign tax withheld	(972,379)
Total Investment Income	11,763,453
Expenses:
Advisory fees	4,032,790
12b-1 Distribution and shareholder servicing fees:
Class A Shares	23,856
Class C Shares	73,075
Class R Shares	88,879
Class S Shares	203,972
Transfer agent administrative fees and expenses:
Class D Shares	450,025
Class R Shares	44,439
Class S Shares	203,972
Class T Shares	760,077
Transfer agent networking and omnibus fees:
Class A Shares	21,705
Class C Shares	12,145
Class I Shares	33,767
Other transfer agent fees and expenses:
Class A Shares	1,436
Class C Shares	1,029
Class D Shares	87,454
Class I Shares	1,679
Class N Shares	1,292
Class R Shares	422
Class S Shares	1,785
Class T Shares	8,308
Shareholder reports expense	122,388
Registration fees	90,442
Custodian fees	70,941
Fund administration fees	67,360
Professional fees	38,574
Non-interested Trustees’ fees and expenses	27,554
Other expenses	44,407
Total Expenses	6,513,773
Less: Excess Expense Reimbursement and Waivers	(16,676)
Net Expenses	6,497,097
Net Investment Income/(Loss)	5,266,356
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	15,319,983
Purchased options contracts	(2,197,051)
Total Net Realized Gain/(Loss) on Investments	13,122,932
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	82,734,369
Investments in affiliates	(6,690,035)
Purchased options contracts	(22,707)
Total Change in Unrealized Net Appreciation/Depreciation	76,021,627
Net Increase/(Decrease) in Net Assets Resulting from Operations	$94,410,915

See Notes to Financial Statements.

16	MARCH 31, 2018

Janus Henderson Overseas Fund

Statements of Changes in Net Assets

	Period ended March 31, 2018 (unaudited)	Year ended September 30, 2017

Operations:
Net investment income/(loss)	$5,266,356	$26,580,108
Net realized gain/(loss) on investments	13,122,932	(47,577,763)
Change in unrealized net appreciation/depreciation	76,021,627	331,314,576
Net Increase/(Decrease) in Net Assets Resulting from Operations	94,410,915	310,316,921
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(282,728)	(171,427)
Class C Shares	(94,759)	—
Class D Shares	(13,743,193)	(8,216,279)
Class I Shares	(1,131,886)	(703,648)
Class N Shares	(1,475,111)	(393,168)
Class R Shares	(449,130)	(206,495)
Class S Shares	(2,482,538)	(1,247,418)
Class T Shares	(10,639,964)	(6,646,517)
Net Decrease from Dividends and Distributions to Shareholders	(30,299,309)	(17,584,952)
Capital Share Transactions:
Class A Shares	456,544	(8,435,641)
Class C Shares	(1,862,560)	(6,841,443)
Class D Shares	(13,611,581)	(71,086,357)
Class I Shares	(3,533,956)	(11,317,062)
Class N Shares	(5,083,031)	16,663,238
Class R Shares	(1,258,262)	(7,334,295)
Class S Shares	(7,998,442)	(26,288,192)
Class T Shares	(32,925,562)	(105,892,867)
Net Increase/(Decrease) from Capital Share Transactions	(65,816,850)	(220,532,619)
Net Increase/(Decrease) in Net Assets	(1,705,244)	72,199,350
Net Assets:
Beginning of period	1,704,347,145	1,632,147,795
End of period	$1,702,641,901	$1,704,347,145

Undistributed Net Investment Income/(Loss)	$(2,246,547)	$22,786,406

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Overseas Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$32.21	$26.77	$27.19		$35.21	$35.47	$32.28
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.07(1)	0.38(1)	0.24(1)		0.15(1)	0.56(1)	1.81
Net realized and unrealized gain/(loss)	1.69	5.27	0.47		(8.08)	0.43	2.33
Total from Investment Operations	1.76	5.65	0.71		(7.93)	0.99	4.14
Less Dividends and Distributions:
Dividends (from net investment income)	(0.50)	(0.21)	(1.13)		(0.09)	(1.25)	(0.95)
Distributions (from capital gains)	—	—	—		—	—	—
Total Dividends and Distributions	(0.50)	(0.21)	(1.13)		(0.09)	(1.25)	(0.95)
Net Asset Value, End of Period	$33.47	$32.21	$26.77		$27.19	$35.21	$35.47
Total Return*	5.49%	21.32%	2.52%		(22.55)%	2.77%	12.99%
Net Assets, End of Period (in thousands)	$19,818	$18,652	$23,770		$36,846	$80,632	$184,757
Average Net Assets for the Period (in thousands)	$19,132	$19,582	$29,211		$55,856	$148,264	$257,869
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.01%	0.97%	0.92%		0.86%	0.87%	0.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	0.91%	0.87%		0.86%	0.87%	0.87%
Ratio of Net Investment Income/(Loss)	0.42%	1.34%	0.90%		0.45%	1.51%	0.36%
Portfolio Turnover Rate	9%	39%	85%		40%	30%	21%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$31.52	$26.17	$26.53	$34.52	$34.73	$31.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.06)(1)	0.18(1)	0.04(1)	(0.08)(1)	0.28(1)	0.34
Net realized and unrealized gain/(loss)	1.66	5.17	0.44	(7.91)	0.43	3.43
Total from Investment Operations	1.60	5.35	0.48	(7.99)	0.71	3.77
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	—	(0.84)	—	(0.92)	(0.60)
Distributions (from capital gains)	—	—	—	—	—	—
Total Dividends and Distributions	(0.21)	—	(0.84)	—	(0.92)	(0.60)
Net Asset Value, End of Period	$32.91	$31.52	$26.17	$26.53	$34.52	$34.73
Total Return*	5.09%	20.44%	1.74%	(23.15)%	2.00%	12.04%
Net Assets, End of Period (in thousands)	$13,886	$15,088	$18,960	$28,670	$52,599	$75,376
Average Net Assets for the Period (in thousands)	$14,662	$16,539	$22,970	$40,278	$66,242	$92,575
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.69%	1.74%	1.72%	1.62%	1.65%	1.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.68%	1.65%	1.63%	1.62%	1.65%	1.71%
Ratio of Net Investment Income/(Loss)	(0.35)%	0.65%	0.17%	(0.27)%	0.77%	(0.47)%
Portfolio Turnover Rate	9%	39%	85%	40%	30%	21%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	MARCH 31, 2018

Janus Henderson Overseas Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$31.92	$26.57	$27.06	$35.23	$35.61	$32.52
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(1)	0.49(1)	0.34(1)	0.26(1)	0.69(1)	1.11
Net realized and unrealized gain/(loss)	1.68	5.19	0.44	(8.08)	0.40	3.15
Total from Investment Operations	1.79	5.68	0.78	(7.82)	1.09	4.26
Less Dividends and Distributions:
Dividends (from net investment income)	(0.61)	(0.33)	(1.27)	(0.35)	(1.47)	(1.17)
Distributions (from capital gains)	—	—	—	—	—	—
Total Dividends and Distributions	(0.61)	(0.33)	(1.27)	(0.35)	(1.47)	(1.17)
Net Asset Value, End of Period	$33.10	$31.92	$26.57	$27.06	$35.23	$35.61
Total Return*	5.64%	21.72%	2.80%	(22.31)%	3.04%	13.31%
Net Assets, End of Period (in thousands)	$745,347	$731,578	$677,594	$754,735	$1,143,816	$1,281,830
Average Net Assets for the Period (in thousands)	$752,043	$677,837	$703,900	$965,442	$1,271,212	$1,362,059
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.67%	0.62%	0.58%	0.60%	0.58%	0.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.62%	0.58%	0.60%	0.58%	0.60%
Ratio of Net Investment Income/(Loss)	0.70%	1.75%	1.31%	0.79%	1.86%	0.68%
Portfolio Turnover Rate	9%	39%	85%	40%	30%	21%

Class I Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$32.05	$26.69	$27.15	$35.33	$35.68	$32.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(1)	0.51(1)	0.30(1)	0.24(1)	0.67(1)	1.50
Net realized and unrealized gain/(loss)	1.69	5.18	0.52	(8.06)	0.45	2.79
Total from Investment Operations	1.81	5.69	0.82	(7.82)	1.12	4.29
Less Dividends and Distributions:
Dividends (from net investment income)	(0.62)	(0.33)	(1.28)	(0.36)	(1.47)	(1.17)
Distributions (from capital gains)	—	—	—	—	—	—
Total Dividends and Distributions	(0.62)	(0.33)	(1.28)	(0.36)	(1.47)	(1.17)
Net Asset Value, End of Period	$33.24	$32.05	$26.69	$27.15	$35.33	$35.68
Total Return*	5.69%	21.62%	2.92%	(22.27)%	3.11%	13.38%
Net Assets, End of Period (in thousands)	$60,530	$61,797	$62,308	$158,589	$382,220	$638,610
Average Net Assets for the Period (in thousands)	$61,637	$59,304	$104,306	$271,539	$459,134	$786,165
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.63%	0.57%	0.52%	0.53%	0.54%	0.54%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.63%	0.57%	0.52%	0.53%	0.54%	0.54%
Ratio of Net Investment Income/(Loss)	0.73%	1.79%	1.14%	0.74%	1.80%	0.71%
Portfolio Turnover Rate	9%	39%	85%	40%	30%	21%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Overseas Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$31.89	$26.58	$27.07	$35.27	$35.65	$32.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(1)	0.66(1)	0.34(1)	0.33(1)	0.77(1)	0.94
Net realized and unrealized gain/(loss)	1.67	5.03	0.50	(8.12)	0.39	3.38
Total from Investment Operations	1.81	5.69	0.84	(7.79)	1.16	4.32
Less Dividends and Distributions:
Dividends (from net investment income)	(0.66)	(0.38)	(1.33)	(0.41)	(1.54)	(1.23)
Distributions (from capital gains)	—	—	—	—	—	—
Total Dividends and Distributions	(0.66)	(0.38)	(1.33)	(0.41)	(1.54)	(1.23)
Net Asset Value, End of Period	$33.04	$31.89	$26.58	$27.07	$35.27	$35.65
Total Return*	5.72%	21.76%	3.02%	(22.22)%	3.24%	13.50%
Net Assets, End of Period (in thousands)	$74,350	$76,655	$48,999	$130,676	$148,599	$54,195
Average Net Assets for the Period (in thousands)	$75,355	$53,209	$69,294	$141,578	$159,178	$55,053
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.52%	0.47%	0.41%	0.43%	0.43%	0.43%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.52%	0.47%	0.41%	0.43%	0.43%	0.43%
Ratio of Net Investment Income/(Loss)	0.84%	2.29%	1.26%	1.01%	2.08%	0.84%
Portfolio Turnover Rate	9%	39%	85%	40%	30%	21%

Class R Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$31.60	$26.28	$26.73	$34.70	$35.03	$31.96
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(1)	0.32(1)	0.18(1)	0.08(1)	0.46(1)	0.90
Net realized and unrealized gain/(loss)	1.66	5.16	0.44	(7.97)	0.41	3.09
Total from Investment Operations	1.68	5.48	0.62	(7.89)	0.87	3.99
Less Dividends and Distributions:
Dividends (from net investment income)	(0.42)	(0.16)	(1.07)	(0.08)	(1.20)	(0.92)
Distributions (from capital gains)	—	—	—	—	—	—
Total Dividends and Distributions	(0.42)	(0.16)	(1.07)	(0.08)	(1.20)	(0.92)
Net Asset Value, End of Period	$32.86	$31.60	$26.28	$26.73	$34.70	$35.03
Total Return*	5.34%	20.99%	2.23%	(22.77)%	2.45%	12.65%
Net Assets, End of Period (in thousands)	$35,181	$35,054	$36,102	$42,769	$66,292	$90,140
Average Net Assets for the Period (in thousands)	$35,649	$34,347	$39,507	$56,158	$82,309	$106,930
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.27%	1.20%	1.16%	1.15%	1.18%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.27%	1.20%	1.16%	1.15%	1.18%	1.18%
Ratio of Net Investment Income/(Loss)	0.10%	1.15%	0.71%	0.24%	1.25%	0.07%
Portfolio Turnover Rate	9%	39%	85%	40%	30%	21%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2018

Janus Henderson Overseas Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$31.89	$26.53	$26.95	$35.01	$35.32	$32.23
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.06(1)	0.40(1)	0.24(1)	0.14(1)	0.55(1)	1.18
Net realized and unrealized gain/(loss)	1.67	5.18	0.46	(8.03)	0.42	2.93
Total from Investment Operations	1.73	5.58	0.70	(7.89)	0.97	4.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.50)	(0.22)	(1.12)	(0.17)	(1.28)	(1.02)
Distributions (from capital gains)	—	—	—	—	—	—
Total Dividends and Distributions	(0.50)	(0.22)	(1.12)	(0.17)	(1.28)	(1.02)
Net Asset Value, End of Period	$33.12	$31.89	$26.53	$26.95	$35.01	$35.32
Total Return*	5.47%	21.26%	2.52%	(22.60)%	2.71%	12.91%
Net Assets, End of Period (in thousands)	$158,124	$159,832	$158,323	$205,771	$397,834	$620,750
Average Net Assets for the Period (in thousands)	$163,637	$151,659	$179,307	$305,843	$528,419	$793,882
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.02%	0.95%	0.91%	0.92%	0.93%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.02%	0.95%	0.90%	0.92%	0.93%	0.93%
Ratio of Net Investment Income/(Loss)	0.34%	1.40%	0.93%	0.43%	1.49%	0.31%
Portfolio Turnover Rate	9%	39%	85%	40%	30%	21%

Class T Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$31.95	$26.59	$27.06	$35.20	$35.55	$32.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.10(1)	0.47(1)	0.31(1)	0.23(1)	0.65(1)	1.28
Net realized and unrealized gain/(loss)	1.67	5.20	0.46	(8.07)	0.42	2.94
Total from Investment Operations	1.77	5.67	0.77	(7.84)	1.07	4.22
Less Dividends and Distributions:
Dividends (from net investment income)	(0.58)	(0.31)	(1.24)	(0.30)	(1.42)	(1.11)
Distributions (from capital gains)	—	—	—	—	—	—
Total Dividends and Distributions	(0.58)	(0.31)	(1.24)	(0.30)	(1.42)	(1.11)
Net Asset Value, End of Period	$33.14	$31.95	$26.59	$27.06	$35.20	$35.55
Total Return*	5.58%	21.62%	2.75%	(22.38)%	2.98%	13.22%
Net Assets, End of Period (in thousands)	$595,405	$605,692	$606,090	$761,892	$1,362,584	$1,875,618
Average Net Assets for the Period (in thousands)	$609,801	$580,342	$663,436	$1,063,251	$1,691,922	$2,301,346
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.77%	0.70%	0.66%	0.67%	0.68%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.69%	0.65%	0.66%	0.67%	0.68%
Ratio of Net Investment Income/(Loss)	0.59%	1.65%	1.20%	0.70%	1.75%	0.56%
Portfolio Turnover Rate	9%	39%	85%	40%	30%	21%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Overseas Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Overseas Fund (formerly named Janus Overseas Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are

22	MARCH 31, 2018

Janus Henderson Overseas Fund

Notes to Financial Statements (unaudited)

generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

Janus Investment Fund	23

Janus Henderson Overseas Fund

Notes to Financial Statements (unaudited)

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $1,372,940,252 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to

24	MARCH 31, 2018

Janus Henderson Overseas Fund

Notes to Financial Statements (unaudited)

as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

Restricted Cash

As of March 31, 2018, the Fund has restricted cash in the amount of $4,818,610. The restricted cash represents collateral pledged in relation to investment quota for China A Shares. The carrying value of the restricted cash approximates fair value.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2018 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Janus Investment Fund	25

Janus Henderson Overseas Fund

Notes to Financial Statements (unaudited)

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-

26	MARCH 31, 2018

Janus Henderson Overseas Fund

Notes to Financial Statements (unaudited)

to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased put options on various equity securities for the purpose of decreasing exposure to individual equity risk.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations.

Janus Investment Fund	27

Janus Henderson Overseas Fund

Notes to Financial Statements (unaudited)

Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

China A Shares

The Chinese government may permit a foreign investor to invest in China A Shares as a licensed Qualified Foreign Institutional Investor (“QFII”). QFII licenses are granted by the China Securities Regulatory Commission and an investment quota is granted by the State Administration of Foreign Exchange. Janus Capital has been granted a QFII license and an investment quota.

People’s Republic of China (“PRC”) regulations require QFIIs to entrust assets held in the PRC and to interact with government agencies through a China-based qualified custodian bank. Assets attributable to clients of Janus Capital will be held by the custodian in foreign exchange accounts and securities accounts in the joint name of Janus Capital and its clients, although the terms of the custody agreement make clear that the contents of the accounts belong to the clients, and not to Janus Capital.

During the period ended March 31, 2018, Janus Capital, in its capacity as a QFII, invested in China A Shares on behalf of the Fund. Repatriation of any invested capital is subject to approval by the regulator. Additionally, any repatriation of profits would be subject to an audit by a registered accountant in China, and subject to regulatory approval. In light of the foregoing, the Fund’s investment in China A Shares would be subject to the Fund’s limit of investing up to 15% of its net assets in illiquid investments. Current Chinese tax law is unclear whether capital gains realized on the Fund’s investments in China A shares will be subject to tax. Because management believes it is more likely than not that Chinese capital gains tax ultimately will not be imposed, the Fund does not accrue for such taxes.

As of March 31, 2018, the Fund has available investment quota of $4,818,610. The Fund is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances and may incur substantial delays in gaining access to its assets.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt

28	MARCH 31, 2018

Janus Henderson Overseas Fund

Notes to Financial Statements (unaudited)

securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital  believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments as of March 31, 2018” table located in the Fund’s Schedule of Investments.

Janus Investment Fund	29

Janus Henderson Overseas Fund

Notes to Financial Statements (unaudited)

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$977,086	$—	$—	$977,086
UBS AG	140,587	—	—	140,587

Total	$1,117,673	$—	$—	$1,117,673
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund generally does not exchange collateral on its forward currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the MSCI All Country World ex-USA IndexSM.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2018, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.47%.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees (if applicable), the fees payable pursuant

30	MARCH 31, 2018

Janus Henderson Overseas Fund

Notes to Financial Statements (unaudited)

to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.95% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2019. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to

Janus Investment Fund	31

Janus Henderson Overseas Fund

Notes to Financial Statements (unaudited)

0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Total compensation of $268,180 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2018. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $240,213 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2018.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2018 can be found in a table located in the Schedule of Investments.

32	MARCH 31, 2018

Janus Henderson Overseas Fund

Notes to Financial Statements (unaudited)

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2018, Janus Henderson Distributors retained upfront sales charges of $2,080.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2018.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2018, redeeming shareholders of Class C Shares paid CDSCs of $25.

As of March 31, 2018, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	87	4
Class R Shares	-	-
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2018, the Fund engaged in cross trades amounting to $2,053,991in sales, resulting in a net realized gain of $139,254. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Janus Investment Fund	33

Janus Henderson Overseas Fund

Notes to Financial Statements (unaudited)

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2017
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(147,550,868)	$(1,747,606,840)	$(1,895,157,708)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2018 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,262,744,465	$490,832,851	$(49,641,899)	$ 441,190,952

34	MARCH 31, 2018

Janus Henderson Overseas Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended March 31, 2018		Year ended September 30, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	103,964	$ 3,485,130	162,214	$ 4,702,196
Reinvested dividends and distributions	5,940	194,431	4,828	123,790
Shares repurchased	(96,844)	(3,223,017)	(475,845)	(13,261,627)
Net Increase/(Decrease)	13,060	$ 456,544	(308,803)	$ (8,435,641)
Class C Shares:
Shares sold	17,452	$ 576,466	35,773	$ 1,003,519
Reinvested dividends and distributions	2,504	80,765	-	-
Shares repurchased	(76,772)	(2,519,791)	(281,511)	(7,844,962)
Net Increase/(Decrease)	(56,816)	$ (1,862,560)	(245,738)	$ (6,841,443)
Class D Shares:
Shares sold	454,944	$ 15,127,253	948,394	$ 27,136,722
Reinvested dividends and distributions	401,845	12,995,681	306,316	7,765,120
Shares repurchased	(1,259,436)	(41,734,515)	(3,839,157)	(105,988,199)
Net Increase/(Decrease)	(402,647)	$(13,611,581)	(2,584,447)	$ (71,086,357)
Class I Shares:
Shares sold	157,908	$ 5,265,333	490,357	$ 13,916,246
Reinvested dividends and distributions	33,512	1,088,137	26,506	674,309
Shares repurchased	(298,371)	(9,887,426)	(923,365)	(25,907,617)
Net Increase/(Decrease)	(106,951)	$ (3,533,956)	(406,502)	$ (11,317,062)
Class N Shares:
Shares sold	76,395	$ 2,551,785	1,563,834	$ 43,450,332
Reinvested dividends and distributions	45,712	1,475,111	15,540	393,168
Shares repurchased	(275,835)	(9,109,927)	(1,019,091)	(27,180,262)
Net Increase/(Decrease)	(153,728)	$ (5,083,031)	560,283	$ 16,663,238
Class R Shares:
Shares sold	100,922	$ 3,332,853	240,471	$ 6,718,220
Reinvested dividends and distributions	13,088	420,911	7,492	188,873
Shares repurchased	(152,673)	(5,012,026)	(512,565)	(14,241,388)
Net Increase/(Decrease)	(38,663)	$ (1,258,262)	(264,602)	$ (7,334,295)
Class S Shares:
Shares sold	473,330	$ 15,652,037	852,892	$ 24,579,663
Reinvested dividends and distributions	76,543	2,479,983	49,058	1,246,081
Shares repurchased	(787,422)	(26,130,462)	(1,859,352)	(52,113,936)
Net Increase/(Decrease)	(237,549)	$ (7,998,442)	(957,402)	$ (26,288,192)
Class T Shares:
Shares sold	550,591	$ 18,355,733	994,803	$ 28,176,355
Reinvested dividends and distributions	321,561	10,415,361	256,219	6,505,397
Shares repurchased	(1,866,833)	(61,696,656)	(5,088,391)	(140,574,619)
Net Increase/(Decrease)	(994,681)	$(32,925,562)	(3,837,369)	$(105,892,867)

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$156,338,433	$ 221,493,739	$ -	$ -

Janus Investment Fund	35

Janus Henderson Overseas Fund

Notes to Financial Statements (unaudited)

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

36	MARCH 31, 2018

Janus Henderson Overseas Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

Janus Investment Fund	37

Janus Henderson Overseas Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

38	MARCH 31, 2018

Janus Henderson Overseas Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

Janus Investment Fund	39

Janus Henderson Overseas Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

40	MARCH 31, 2018

Janus Henderson Overseas Fund

Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

Janus Investment Fund	41

Janus Henderson Overseas Fund

Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

42	MARCH 31, 2018

Janus Henderson Overseas Fund

Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

Janus Investment Fund	43

Janus Henderson Overseas Fund

Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

44	MARCH 31, 2018

Janus Henderson Overseas Fund

Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	45

Janus Henderson Overseas Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

46	MARCH 31, 2018

Janus Henderson Overseas Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Investment Fund	47

Janus Henderson Overseas Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

48	MARCH 31, 2018

Janus Henderson Overseas Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Janus Investment Fund	49

Janus Henderson Overseas Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

50	MARCH 31, 2018

Janus Henderson Overseas Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	51

Janus Henderson Overseas Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

52	MARCH 31, 2018

Janus Henderson Overseas Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	53

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-24-93050 05-18

SEMIANNUAL REPORT March 31, 2018

Janus Henderson Research Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Research Fund

Janus Henderson Research Fund (unaudited)

FUND SNAPSHOT We seek to create a high-conviction portfolio reflecting the best ideas of the Janus Henderson Research team.	Team-Based Approach Led by Carmel Wellso, Director of Research

PERFORMANCE

Janus Henderson’s Research Fund’s Class I Shares returned 8.38% over the six-month period ended March 31, 2018. The Fund’s primary benchmark, the Russell 1000® Growth Index, returned 9.39%, and its secondary benchmark, the S&P 500® Index, returned 5.84% during the period.

MARKET ENVIRONMENT

U.S. stocks began the period with strong returns, driven by positive corporate earnings, solid economic growth and optimism about U.S. tax reform. The nomination of Jerome Powell as the next chair of the Federal Reserve (Fed) also signaled the likely continuation of gradual monetary policy normalization. However, in January, wages grew at their fastest pace since 2009, stoking fears of inflation. Consequently, investors worried that the Fed might have to raise interest rates faster than expected, leading stocks to decline by more than 10%, the first such correction in roughly two years. Later, however, stocks regained much of the lost ground and, despite further pressure created by trade tariffs, ended the six-month period with gains. On a sector basis, consumer discretionary and technology stocks delivered some of the largest returns, while sectors such as telecommunication services and materials declined.

PERFORMANCE DISCUSSION

Our Fund, which represents the best ideas of our six sector teams, focuses on companies that we believe can generate multiyear growth. Investing in companies with characteristics such as brand power and competitive position, we believe, can drive superior long-term performance. The diversified nature of the portfolio is also designed to minimize macroeconomic risks. On a sector basis, our health care and industrials holdings detracted from relative performance, while our financials and energy holdings contributed to relative returns.

Celgene was a top detractor. The stock initially fell due to a pipeline setback and subsequent lowering of the 2020 sales outlook. Shares declined further when the Food and Drug Administration (FDA) issued a Refusal to File letter for Celgene’s multiple sclerosis (MS) drug, ozanimod. Although the news was disappointing, phase 3 data for the drug were promising, and the company reports that another pivotal trial will not be needed. Rather, the FDA may simply require additional preclinical pharmacology data. As a result, we still think ozanimod will get FDA approval and that the delay should only moderately impact the drug’s sales potential. Meanwhile, Celgene offers a promising pipeline and could launch up to five new medicines in the next two years, including new treatments for MS, myeloma, lymphoma, beta thalassemia and myeloproliferative disorders. We also believe the stock is attractively valued, trading at a large discount to the market.

Puma Biotechnology also weighed on returns. The stock declined when the company announced it was unlikely to get approval from the European Medicines Agency (EMA) for its lead drug, Nerlynx. Although surprised by EMA’s decision, we still like the long-term growth potential of Nerlynx, a breast cancer therapy approved by the FDA in 2017. During clinical trials, Nerlynx demonstrated a 34% reduction in the risk of breast cancer recurrence or death, and we believe uptake of the therapy in the U.S. could be robust as doctor and patient awareness widens. Further, Puma is refiling its application in Europe, and we think the company has an underappreciated chance of getting approval on appeal.

Parker-Hannifin was another detractor. Although the industrial manufacturer reported strong growth in orders during the second quarter of its fiscal year, North American profit margins disappointed versus high expectations. We believe the main causes were product mix and inefficiencies caused by plant closures, a result of the integration of Clarcor, which Parker acquired in 2016. We believe these headwinds are temporary and set the

Janus Investment Fund	1

Janus Henderson Research Fund (unaudited)

company up for better incremental margins in 2019. Parker’s organic growth is encouraging, and management expects that the company will deliver record sales in fiscal year 2018. Further, Parker is focused on reducing costs and optimizing performance, which, along with a lower U.S. corporate tax rate, should boost earnings.

Other holdings contributed to return, including Amazon.com. As evidenced by Amazon’s fourth quarter earnings report, management has the company running on all cylinders. Both revenue and earnings per share exceeded consensus expectations. Revenue in the core retail division and third-party marketplace rose 17% and 38%, respectively. Revenue within Amazon Prime increased by 49%, as the division added more members in 2017 than in any previous year. And the company’s cloud segment, AWS, delivered 44% revenue growth. The performance reflected in these results is what continues to attract us to Amazon. The opportunities for the firm to expand both its core retail business and AWS are immense. The stock came under pressure in March, but we believe it was the result of the market’s concern about potential regulatory scrutiny across the technology sector as a whole, rather than any development specifically related to Amazon.

Adobe Systems was another large contributor to performance. The software maker rose, in part, on bullish comments from management. The company believes its Creative Cloud suite should benefit from both pricing and new subscriber growth. As many of these new customers will be channeled through the company’s website, the incremental operating margin should be close to 100%. Similarly, any price increases should fall straight to the bottom line. Management also stated that it sees a long runway for growth, as the digitalization of the economy is just ramping up. Specifically, it called out international opportunities. Later, Adobe released an earnings report in which it exceeded consensus expectations for both revenue and earnings per share. Guidance for the second quarter was slightly ahead of market expectations, and management was quick to point out that emerging markets are beginning to contribute to subscriber growth.

Microsoft also aided results. Our investment thesis in the technology company continues to play out as momentum in Microsoft’s cloud-based businesses, Azure and Office 365, has led to strong quarterly results. Microsoft also continues to return cash to shareholders by way of dividends and share repurchases, and we believe tax reform will allow the firm to bring back much of its offshore cash balance. While the stock’s valuation is now toward the higher end of its historic range, we like the company’s position as the second-largest provider of cloud-based IT services, and believe its strategic partnerships with clients provide a competitive advantage relative to peers.

OUTLOOK

After a positive start for equities in 2018, sentiment turned negative and most indices ended the first quarter of the year down. The weakness came as uncertainty about macro issues, such as trade policy and rising interest rates, and concerns about the tech sector sapped market enthusiasm.

These headwinds did not shake our outlook. On the contrary, we believe equity markets remain attractive globally. Almost all economies are growing and companies and consumers are feeling confident. With a boost from U.S. tax reform and greater stability around the world, we see earnings growth surprising to the upside, helping justify today’s valuations. Indeed, in light of recent weakness, valuations do not appear stretched. Recent earnings reports have generally been ahead of expectations, and we do not fear disappointments when first quarter results come out. Further, we think tariffs are unlikely to cause a destabilizing trade war with real economic impact. And while we are monitoring rising interest rates and inflation, we believe equity prices will be resilient if earnings growth continues.

The market’s decline corresponded with a rebound in volatility. While discomfiting, market movements tend to lower stock correlations and create opportunities for active investors. Already, the attractiveness of some sectors has shifted. Consumer staples, for example, are cheaper than they have been in recent history, as tax reform helps boost earnings and prices remain flat. Cyclical industrials, meanwhile, have traded down, making their valuations more attractive. In addition, certain financials, such as banks, can use higher interest rates to improve profit margins and differentiate themselves from institutions that lack stable and lower-cost sources of funds.

On the other side of the ledger, some software stocks trade at high valuations. We believe many of these companies possess long-term growth potential and could grow into valuations. Yet, lofty multiples could cause the market to favor other sectors for a stretch. This shift could bring some respite for value investors, who have lagged growth investors in recent years.

2	MARCH 31, 2018

Janus Henderson Research Fund (unaudited)

All in all, though, we remain positive. In our opinion, today’s macro concerns make for captivating headlines but do not materially change the economic outlook. Should the market eventually agree, we think stocks could rebound, rewarding investors who stayed focused on corporate fundamentals.

Thank you for your continued investment in Janus Henderson Research Fund.

Janus Investment Fund	3

Janus Henderson Research Fund (unaudited)

Fund At A Glance

March 31, 2018

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Amazon.com Inc	1.75%	Celgene Corp	-0.63%
	Adobe Systems Inc	0.92%	Puma Biotechnology Inc	-0.41%
	Microsoft Corp	0.81%	Parker-Hannifin Corp	-0.28%
	Mastercard Inc	0.45%	Regeneron Pharmaceuticals Inc	-0.24%
	Estee Lauder Cos Inc	0.38%	Envision Healthcare Corp	-0.20%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell 1000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Financials	0.54%	9.16%	9.22%
	Energy	0.12%	0.87%	0.86%
	Technology	0.02%	36.19%	36.26%
	Consumer	0.00%	23.56%	23.57%
	Industrials	-0.06%	16.85%	16.94%

	2 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell 1000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Healthcare	-1.25%	12.66%	13.16%
	Other**	-0.07%	0.70%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	The sectors listed above reflect those covered by the six analyst teams who comprise the Janus Henderson Research Team.
**	Not a GICS classified sector.

4	MARCH 31, 2018

Janus Henderson Research Fund (unaudited)

Fund At A Glance

March 31, 2018

5 Largest Equity Holdings - (% of Net Assets)
Alphabet Inc - Class C
Internet Software & Services	6.1%
Amazon.com Inc
Internet & Direct Marketing Retail	4.9%
Apple Inc
Technology Hardware, Storage & Peripherals	4.3%
Microsoft Corp
Software	3.6%
Adobe Systems Inc
Software	2.6%
21.5%

Asset Allocation - (% of Net Assets)
Common Stocks	99.5%
Investment Companies	0.5%
Other	(0.0)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2018	As of September 30, 2017

Janus Investment Fund	5

Janus Henderson Research Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2018						per the January 26, 2018 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	8.22%	17.43%	13.92%	9.54%	10.95%	0.93%
Class A Shares at MOP	2.01%	10.69%	12.58%	8.90%	10.69%
Class C Shares at NAV	7.84%	16.61%	13.10%	8.73%	10.18%	1.68%
Class C Shares at CDSC	6.84%	15.61%	13.10%	8.73%	10.18%
Class D Shares(1)	8.36%	17.68%	14.14%	9.76%	11.19%	0.73%
Class I Shares	8.38%	17.73%	14.23%	9.68%	11.16%	0.65%
Class N Shares	8.41%	17.82%	14.33%	9.68%	11.16%	0.57%
Class R Shares	8.01%	16.94%	13.53%	9.23%	10.69%	1.35%
Class S Shares	8.14%	17.25%	13.76%	9.37%	10.80%	1.08%
Class T Shares	8.29%	17.54%	14.05%	9.68%	11.16%	0.83%
Russell 1000 Growth Index	9.39%	21.25%	15.53%	11.34%	9.35%
S&P 500 Index	5.84%	13.99%	13.31%	9.49%	9.59%
Morningstar Quartile - Class T Shares	-	3rd	3rd	3rd	1st
Morningstar Ranking - based on total returns for Large Growth Funds	-	1,086/1,425	709/1,328	675/1,137	38/434

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through February 1, 2019.

6	MARCH 31, 2018

Janus Henderson Research Fund (unaudited)

Performance

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Class R Shares commenced operations on January 27, 2017. Performance shown for periods prior to January 27, 2017, reflects the historical performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund's commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund's prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – May 3, 1993

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson Research Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/17)	Ending Account Value (3/31/18)	Expenses Paid During Period (10/1/17 - 3/31/18)†	Beginning Account Value (10/1/17)	Ending Account Value (3/31/18)	Expenses Paid During Period (10/1/17 - 3/31/18)†	Net Annualized Expense Ratio (10/1/17 - 3/31/18)
Class A Shares	$1,000.00	$1,082.20	$4.78	$1,000.00	$1,020.34	$4.63	0.92%
Class C Shares	$1,000.00	$1,078.40	$8.29	$1,000.00	$1,016.95	$8.05	1.60%
Class D Shares	$1,000.00	$1,083.60	$3.64	$1,000.00	$1,021.44	$3.53	0.70%
Class I Shares	$1,000.00	$1,083.80	$3.32	$1,000.00	$1,021.74	$3.23	0.64%
Class N Shares	$1,000.00	$1,084.10	$2.91	$1,000.00	$1,022.14	$2.82	0.56%
Class R Shares	$1,000.00	$1,080.10	$6.79	$1,000.00	$1,018.40	$6.59	1.31%
Class S Shares	$1,000.00	$1,081.40	$5.50	$1,000.00	$1,019.65	$5.34	1.06%
Class T Shares	$1,000.00	$1,082.90	$4.21	$1,000.00	$1,020.89	$4.08	0.81%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	MARCH 31, 2018

Janus Henderson Research Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – 99.5%
Aerospace & Defense – 2.2%
L3 Technologies Inc	865,894	$180,105,952
Northrop Grumman Corp	339,570	118,550,678
		298,656,630
Airlines – 1.0%
United Continental Holdings Inc*	2,007,601	139,468,041
Auto Components – 1.2%
Aptiv PLC	1,879,594	159,709,102
Beverages – 1.9%
Coca-Cola Co	5,714,132	248,164,753
Biotechnology – 4.8%
AnaptysBio Inc*	561,232	58,413,027
Biogen Inc*	498,381	136,466,685
Celgene Corp*	1,296,991	115,704,567
Global Blood Therapeutics Inc*	758,749	36,647,577
Insmed Inc*	1,120,847	25,241,474
Neurocrine Biosciences Inc*	1,140,748	94,602,232
Puma Biotechnology Inc*	1,145,698	77,964,749
Regeneron Pharmaceuticals Inc*	299,759	103,225,009
		648,265,320
Building Products – 0.8%
AO Smith Corp	1,596,426	101,516,729
Capital Markets – 1.9%
Blackstone Group LP	1,275,320	40,746,474
Intercontinental Exchange Inc	1,182,187	85,732,201
TD Ameritrade Holding Corp	2,082,890	123,369,575
		249,848,250
Chemicals – 2.5%
Air Products & Chemicals Inc	1,168,674	185,854,226
Sherwin-Williams Co	384,665	150,834,840
		336,689,066
Construction Materials – 0.8%
Vulcan Materials Co	978,200	111,681,094
Consumer Finance – 0.4%
Synchrony Financial	1,594,259	53,455,504
Containers & Packaging – 1.9%
Ball Corp	3,529,828	140,169,470
Sealed Air Corp	2,740,346	117,259,405
		257,428,875
Diversified Consumer Services – 0.5%
ServiceMaster Global Holdings Inc*	1,299,798	66,094,728
Electrical Equipment – 1.9%
AMETEK Inc	1,431,079	108,719,072
Sensata Technologies Holding NV*	2,724,998	141,236,646
		249,955,718
Electronic Equipment, Instruments & Components – 1.6%
Amphenol Corp	1,153,067	99,313,661
Flex Ltd*	6,934,053	113,233,086
		212,546,747
Equity Real Estate Investment Trusts (REITs) – 2.2%
American Tower Corp	1,284,868	186,742,715
Equinix Inc	156,939	65,622,473
Invitation Homes Inc	1,730,577	39,509,073
		291,874,261
Food & Staples Retailing – 0.5%
Costco Wholesale Corp	350,032	65,956,530
Food Products – 0.7%
Hershey Co	903,902	89,450,142

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Research Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – (continued)
Health Care Equipment & Supplies – 2.0%
Boston Scientific Corp*	4,721,821	$129,000,150
DexCom Inc*	1,789,653	132,720,666
		261,720,816
Health Care Providers & Services – 2.2%
Humana Inc	681,129	183,107,909
Universal Health Services Inc	941,321	111,461,820
		294,569,729
Health Care Technology – 0.7%
athenahealth Inc*	647,613	92,628,087
Hotels, Restaurants & Leisure – 4.4%
Aramark	1,988,635	78,670,401
Dunkin' Brands Group Inc	1,191,884	71,143,556
McDonald's Corp	1,311,017	205,016,838
Norwegian Cruise Line Holdings Ltd*	1,158,645	61,373,426
Starbucks Corp	3,014,694	174,520,636
		590,724,857
Independent Power and Renewable Electricity Producers – 0.3%
NRG Energy Inc	1,281,308	39,118,333
Information Technology Services – 6.4%
Amdocs Ltd	1,626,185	108,499,063
Gartner Inc*	855,099	100,576,744
Mastercard Inc	1,571,125	275,198,255
Visa Inc	2,614,555	312,753,069
Worldpay Inc*	690,885	56,818,382
		853,845,513
Insurance – 1.0%
Progressive Corp	2,152,767	131,168,093
Internet & Direct Marketing Retail – 6.5%
Amazon.com Inc*	449,426	650,472,227
Booking Holdings Inc*	87,862	182,787,226
Wayfair Inc*	629,642	42,519,724
		875,779,177
Internet Software & Services – 8.2%
Alphabet Inc - Class C*	792,878	818,083,592
Facebook Inc*	1,717,012	274,361,347
		1,092,444,939
Life Sciences Tools & Services – 0.9%
Thermo Fisher Scientific Inc	593,139	122,459,478
Machinery – 2.5%
Illinois Tool Works Inc	1,056,152	165,456,772
Parker-Hannifin Corp	990,956	169,483,205
		334,939,977
Media – 3.1%
Comcast Corp	5,266,097	179,942,535
Liberty Media Corp-Liberty Formula One*	1,870,769	57,713,224
Walt Disney Co	1,715,877	172,342,686
		409,998,445
Oil, Gas & Consumable Fuels – 0.5%
Anadarko Petroleum Corp	693,307	41,882,676
Enterprise Products Partners LP	1,204,720	29,491,546
		71,374,222
Personal Products – 1.1%
Estee Lauder Cos Inc	1,015,663	152,065,064
Pharmaceuticals – 2.4%
Eli Lilly & Co	2,012,545	155,710,607
Mylan NV*	1,950,708	80,310,648
Nektar Therapeutics*	853,400	90,682,284
		326,703,539

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2018

Janus Henderson Research Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – (continued)
Professional Services – 1.5%
CoStar Group Inc*	369,240	$133,915,963
Verisk Analytics Inc*	704,929	73,312,616
		207,228,579
Real Estate Investment Trusts (REITs) – 0%
Colony American Homes III¢,£,§	6,344,053	407,506
Road & Rail – 1.3%
CSX Corp	3,159,590	176,020,759
Semiconductor & Semiconductor Equipment – 5.5%
Broadcom Ltd	904,823	213,221,540
Lam Research Corp	489,174	99,380,590
Microchip Technology Inc	2,000,587	182,773,628
Texas Instruments Inc	2,282,005	237,077,499
		732,453,257
Software – 12.4%
Activision Blizzard Inc	3,273,796	220,850,278
Adobe Systems Inc*	1,589,345	343,425,668
Microsoft Corp	5,247,803	478,966,980
salesforce.com Inc*	2,257,696	262,570,045
SS&C Technologies Holdings Inc	1,315,911	70,585,466
Tyler Technologies Inc*	706,378	149,017,503
Ultimate Software Group Inc*	553,679	134,931,572
		1,660,347,512
Specialty Retail – 2.2%
Home Depot Inc	1,261,751	224,894,498
Tractor Supply Co	1,147,190	72,295,914
		297,190,412
Technology Hardware, Storage & Peripherals – 4.3%
Apple Inc	3,458,597	580,283,405
Textiles, Apparel & Luxury Goods – 1.3%
NIKE Inc	2,089,186	138,805,518
Under Armour Inc*	2,151,548	30,874,714
		169,680,232
Tobacco – 1.6%
Altria Group Inc	3,509,833	218,732,793
Trading Companies & Distributors – 0.4%
Fastenal Co	993,569	54,238,932
Total Common Stocks (cost $9,500,053,043)		13,326,885,146
Investment Companies – 0.5%
Money Markets – 0.5%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº,£ (cost $74,961,655)	74,961,655	74,961,655
Total Investments (total cost $9,575,014,698) – 100.0%		13,401,846,801
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(4,052,097)
Net Assets – 100%		$13,397,794,704

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Research Fund

Schedule of Investments (unaudited)

March 31, 2018

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/18
Common Stocks – 0%
Real Estate Investment Trusts (REITs) – 0%
Colony American Homes III¢,§	$—	$—	$—	$407,506
Investment Companies – 0.5%
Money Markets – 0.5%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº	464,714	—	—	74,961,655
Total Affiliated Investments – 0.5%	$464,714	$—	$—	$75,369,161

(1)For securities that were affiliated for a portion of the period ended March 31, 2018, this column reflects amounts for the entire period ended March 31, 2018 and not just the period in which the security was affiliated.

	Share Balance at 9/30/17	Purchases	Sales	Share Balance at 3/31/18
Common Stocks – 0%
Real Estate Investment Trusts (REITs) – 0%
Colony American Homes III¢,§	6,344,053	—	—	6,344,053

Investment Companies – 0.5%
Money Markets – 0.5%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº	84,075,156	913,507,193	(922,620,694)	74,961,655

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	MARCH 31, 2018

Janus Henderson Research Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 1000® Growth Index	Russell 1000® Growth Index reflects the performance of U.S. large-cap equities with higher price-to-book ratios and higher forecasted growth values.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2018.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2018)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Colony American Homes III	1/30/13	$502,576	$407,506	0.0%

The Fund has registration rights for certain restricted securities held as of March 31, 2018. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Real Estate Investment Trusts (REITs)	$-	$-	$407,506
All Other	13,326,477,640	-	-
Investment Companies	-	74,961,655	-
Total Assets	$13,326,477,640	$74,961,655	$407,506

Janus Investment Fund	13

Janus Henderson Research Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2018

Assets:
Unaffiliated investments, at value(1)	$13,326,477,640
Affiliated investments, at value(2)	75,369,161
Non-interested Trustees' deferred compensation	268,859
Receivables:
Dividends	9,267,757
Fund shares sold	1,746,085
Dividends from affiliates	55,380
Foreign tax reclaims	24,545
Other assets	77,924
Total Assets	13,413,287,351
Liabilities:
Due to custodian	39,625
Payables:	—
Advisory fees	6,515,400
Fund shares repurchased	5,125,011
Transfer agent fees and expenses	2,311,788
Postage fees	306,780
Printing fees	300,554
Non-interested Trustees' deferred compensation fees	268,859
Non-interested Trustees' fees and expenses	99,990
Fund administration fees	93,701
Professional fees	54,633
12b-1 Distribution and shareholder servicing fees	37,588
Compliance Office fees	16,639
Custodian fees	2,371
Accrued expenses and other payables	319,708
Total Liabilities	15,492,647
Net Assets	$13,397,794,704

See Notes to Financial Statements.

14	MARCH 31, 2018

Janus Henderson Research Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2018

Net Assets Consist of:
Capital (par value and paid-in surplus)	$9,039,941,477
Undistributed net investment income/(loss)	24,328,272
Undistributed net realized gain/(loss) from investments	506,677,516
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	3,826,847,439
Total Net Assets	$13,397,794,704
Net Assets - Class A Shares	$26,482,544
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	566,993
Net Asset Value Per Share(3)	$46.71
Maximum Offering Price Per Share(4)	$49.56
Net Assets - Class C Shares	$25,949,633
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	588,496
Net Asset Value Per Share(3)	$44.09
Net Assets - Class D Shares	$9,491,895,933
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	201,889,761
Net Asset Value Per Share	$47.02
Net Assets - Class I Shares	$386,677,337
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,239,157
Net Asset Value Per Share	$46.93
Net Assets - Class N Shares	$262,914,205
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,602,057
Net Asset Value Per Share	$46.93
Net Assets - Class R Shares	$4,679,351
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	99,896
Net Asset Value Per Share	$46.84
Net Assets - Class S Shares	$27,614,934
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	599,925
Net Asset Value Per Share	$46.03
Net Assets - Class T Shares	$3,171,580,767
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	67,435,500
Net Asset Value Per Share	$47.03

(1) Includes cost of $9,499,550,467.

(2) Includes cost of $75,464,231.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Research Fund

Statement of Operations (unaudited)

For the prior ended March 31, 2018

Investment Income:
Dividends	$77,283,893
Dividends from affiliates	464,714
Other income	51
Total Investment Income	77,748,658
Expenses:
Advisory fees	36,441,916
12b-1 Distribution and shareholder servicing fees:
Class A Shares	33,058
Class C Shares	124,642
Class R Shares	12,452
Class S Shares	35,539
Transfer agent administrative fees and expenses:
Class D Shares	5,723,457
Class R Shares	6,226
Class S Shares	35,432
Class T Shares	4,013,483
Transfer agent networking and omnibus fees:
Class A Shares	12,085
Class C Shares	10,619
Class I Shares	137,694
Other transfer agent fees and expenses:
Class A Shares	1,668
Class C Shares	1,382
Class D Shares	657,956
Class I Shares	8,228
Class N Shares	4,142
Class R Shares	40
Class S Shares	294
Class T Shares	26,006
Shareholder reports expense	631,963
Fund administration fees	526,534
Non-interested Trustees’ fees and expenses	212,599
Registration fees	112,908
Professional fees	60,724
Custodian fees	22,227
Other expenses	337,624
Total Expenses	49,190,898
Less: Excess Expense Reimbursement and Waivers	(118,979)
Net Expenses	49,071,919
Net Investment Income/(Loss)	28,676,739
Net Realized Gain/(Loss) on Investments:
Investments	646,897,894
Total Net Realized Gain/(Loss) on Investments	646,897,894
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	392,353,968
Total Change in Unrealized Net Appreciation/Depreciation	392,353,968
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,067,928,601

See Notes to Financial Statements.

16	MARCH 31, 2018

Janus Henderson Research Fund

Statements of Changes in Net Assets

	Period ended March 31, 2018 (unaudited)	Year ended September 30, 2017(1)

Operations:
Net investment income/(loss)	$28,676,739	$38,500,662
Net realized gain/(loss) on investments	646,897,894	709,782,204
Change in unrealized net appreciation/depreciation	392,353,968	450,695,259
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,067,928,601	1,198,978,125
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(16,685)	(3,150)
Class D Shares	(22,788,869)	(11,827,193)
Class I Shares	(1,120,661)	(1,420,519)
Class N Shares	(873,801)	(1,504,598)
Class R Shares	—	(48)
Class S Shares	(7,405)	(8,807)
Class T Shares	(5,624,670)	(4,428,104)
Total Dividends from Net Investment Income	(30,432,091)	(19,192,419)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(1,223,497)	(1,795,929)
Class C Shares	(1,292,617)	(1,698,650)
Class D Shares	(443,750,217)	(217,897,593)
Class I Shares	(18,350,501)	(20,794,369)
Class N Shares	(12,282,424)	(18,055,452)
Class R Shares	(230,458)	(1,762)
Class S Shares	(1,359,221)	(427,728)
Class T Shares	(149,732,016)	(118,721,385)
Total Distributions from Net Realized Gain from Investment Transactions	(628,220,951)	(379,392,868)
Net Decrease from Dividends and Distributions to Shareholders	(658,653,042)	(398,585,287)
Capital Share Transactions: (Note 5)
Class A Shares	438,043	(5,929,083)
Class C Shares	(250,911)	4,437,650
Class D Shares	126,103,027	5,941,537,405
Class I Shares	2,139,746	112,259,667
Class N Shares	(12,570,994)	52,013,380
Class R Shares	(694,311)	4,905,915
Class S Shares	(602,094)	21,510,233
Class T Shares	(9,983,724)	1,419,903,066
Net Increase/(Decrease) from Capital Share Transactions	104,578,782	7,550,638,233
Net Increase/(Decrease) in Net Assets	513,854,341	8,351,031,071
Net Assets:
Beginning of period	12,883,940,363	4,532,909,292
End of period	$13,397,794,704	$12,883,940,363

Undistributed Net Investment Income/(Loss)	$24,328,272	$26,083,624

(1) Period from January 27, 2017 (inception date) through September 30, 2017 for Class R Shares.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Research Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$45.29	$42.31	$42.48		$46.48	$39.09	$31.97
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.06(1)	0.13(1)	0.03(1)		0.11(1)	0.11(1)	0.19
Net realized and unrealized gain/(loss)	3.65	6.50	3.80		2.07	7.55	7.09
Total from Investment Operations	3.71	6.63	3.83		2.18	7.66	7.28
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.01)	(0.16)		(0.02)	(0.14)	(0.16)
Distributions (from capital gains)	(2.26)	(3.64)	(3.84)		(6.16)	(0.13)	—
Total Dividends and Distributions	(2.29)	(3.65)	(4.00)		(6.18)	(0.27)	(0.16)
Net Asset Value, End of Period	$46.71	$45.29	$42.31		$42.48	$46.48	$39.09
Total Return*	8.22%	16.70%	9.24%		4.83%	19.68%	22.86%
Net Assets, End of Period (in thousands)	$26,483	$25,233	$29,215		$29,202	$15,851	$16,229
Average Net Assets for the Period (in thousands)	$26,499	$25,873	$31,952		$22,816	$18,486	$13,861
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.92%	0.93%	1.04%		1.10%	0.93%	0.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	0.92%	1.04%		1.10%	0.93%	0.96%
Ratio of Net Investment Income/(Loss)	0.24%	0.29%	0.08%		0.25%	0.25%	0.62%
Portfolio Turnover Rate	19%	46%	38%		45%	44%	45%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$42.99	$40.60	$41.07	$45.41	$38.35	$31.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.10)(1)	(0.16)(1)	(0.25)(1)	(0.22)(1)	(0.21)(1)	(0.07)
Net realized and unrealized gain/(loss)	3.46	6.19	3.67	2.04	7.40	6.97
Total from Investment Operations	3.36	6.03	3.42	1.82	7.19	6.90
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.05)	—	—	—
Distributions (from capital gains)	(2.26)	(3.64)	(3.84)	(6.16)	(0.13)	—
Total Dividends and Distributions	(2.26)	(3.64)	(3.89)	(6.16)	(0.13)	—
Net Asset Value, End of Period	$44.09	$42.99	$40.60	$41.07	$45.41	$38.35
Total Return*	7.84%	15.89%	8.49%	4.08%	18.78%	21.94%
Net Assets, End of Period (in thousands)	$25,950	$25,527	$19,591	$16,072	$3,509	$2,498
Average Net Assets for the Period (in thousands)	$26,261	$21,993	$18,979	$9,187	$3,091	$2,130
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.60%	1.60%	1.74%	1.82%	1.67%	1.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.60%	1.60%	1.74%	1.82%	1.67%	1.72%
Ratio of Net Investment Income/(Loss)	(0.45)%	(0.39)%	(0.62)%	(0.51)%	(0.48)%	(0.14)%
Portfolio Turnover Rate	19%	46%	38%	45%	44%	45%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	MARCH 31, 2018

Janus Henderson Research Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$45.60	$42.69	$42.76	$46.82	$39.34	$32.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(1)	0.22(1)	0.11(1)	0.21(1)	0.21(1)	0.27
Net realized and unrealized gain/(loss)	3.69	6.53	3.85	2.05	7.59	7.13
Total from Investment Operations	3.80	6.75	3.96	2.26	7.80	7.40
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.20)	(0.19)	(0.16)	(0.19)	(0.25)
Distributions (from capital gains)	(2.26)	(3.64)	(3.84)	(6.16)	(0.13)	—
Total Dividends and Distributions	(2.38)	(3.84)	(4.03)	(6.32)	(0.32)	(0.25)
Net Asset Value, End of Period	$47.02	$45.60	$42.69	$42.76	$46.82	$39.34
Total Return*	8.36%	16.90%	9.48%	5.00%	19.93%	23.16%
Net Assets, End of Period (in thousands)	$9,491,896	$9,078,354	$2,576,037	$2,487,683	$2,469,614	$2,159,347
Average Net Assets for the Period (in thousands)	$9,563,473	$5,277,885	$2,557,161	$2,639,279	$2,383,927	$1,995,191
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.70%	0.73%	0.85%	0.92%	0.72%	0.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.70%	0.73%	0.85%	0.92%	0.72%	0.74%
Ratio of Net Investment Income/(Loss)	0.45%	0.50%	0.27%	0.46%	0.47%	0.85%
Portfolio Turnover Rate	19%	46%	38%	45%	44%	45%

Class I Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$45.53	$42.65	$42.72	$46.80	$39.33	$32.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(1)	0.24(1)	0.15(1)	0.25(1)	0.24(1)	0.30
Net realized and unrealized gain/(loss)	3.68	6.53	3.84	2.05	7.58	7.13
Total from Investment Operations	3.80	6.77	3.99	2.30	7.82	7.43
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.25)	(0.22)	(0.22)	(0.22)	(0.28)
Distributions (from capital gains)	(2.26)	(3.64)	(3.84)	(6.16)	(0.13)	—
Total Dividends and Distributions	(2.40)	(3.89)	(4.06)	(6.38)	(0.35)	(0.28)
Net Asset Value, End of Period	$46.93	$45.53	$42.65	$42.72	$46.80	$39.33
Total Return*	8.38%	16.98%	9.58%	5.09%	19.99%	23.28%
Net Assets, End of Period (in thousands)	$386,677	$372,836	$238,408	$249,202	$196,908	$139,452
Average Net Assets for the Period (in thousands)	$394,770	$285,259	$252,487	$241,355	$149,173	$128,180
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.64%	0.65%	0.77%	0.83%	0.65%	0.64%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.64%	0.65%	0.77%	0.83%	0.65%	0.64%
Ratio of Net Investment Income/(Loss)	0.52%	0.55%	0.35%	0.54%	0.54%	0.91%
Portfolio Turnover Rate	19%	46%	38%	45%	44%	45%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Research Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$45.54	$42.67	$42.75	$46.82	$39.32	$32.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(1)	0.27(1)	0.18(1)	0.27(1)	0.28(1)	0.34
Net realized and unrealized gain/(loss)	3.67	6.54	3.83	2.08	7.59	7.12
Total from Investment Operations	3.81	6.81	4.01	2.35	7.87	7.46
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.30)	(0.25)	(0.26)	(0.24)	(0.33)
Distributions (from capital gains)	(2.26)	(3.64)	(3.84)	(6.16)	(0.13)	—
Total Dividends and Distributions	(2.42)	(3.94)	(4.09)	(6.42)	(0.37)	(0.33)
Net Asset Value, End of Period	$46.93	$45.54	$42.67	$42.75	$46.82	$39.32
Total Return*	8.41%	17.10%	9.61%	5.21%	20.14%	23.37%
Net Assets, End of Period (in thousands)	$262,914	$266,604	$197,218	$127,816	$66,011	$44,056
Average Net Assets for the Period (in thousands)	$272,076	$231,105	$159,160	$93,427	$57,271	$47,040
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.56%	0.57%	0.68%	0.76%	0.55%	0.56%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.56%	0.56%	0.68%	0.76%	0.55%	0.56%
Ratio of Net Investment Income/(Loss)	0.59%	0.63%	0.43%	0.59%	0.63%	1.03%
Portfolio Turnover Rate	19%	46%	38%	45%	44%	45%

Class R Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and the period ended September 30	2018	2017(2)
Net Asset Value, Beginning of Period	$45.47	$41.78
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.04)	(0.03)
Net realized and unrealized gain/(loss)	3.67	5.23
Total from Investment Operations	3.63	5.20
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.04)
Distributions (from capital gains)	(2.26)	(1.47)
Total Dividends and Distributions	(2.26)	(1.51)
Net Asset Value, End of Period	$46.84	$45.47
Total Return*	8.01%	12.67%
Net Assets, End of Period (in thousands)	$4,679	$5,200
Average Net Assets for the Period (in thousands)	$4,998	$3,162
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.31%	1.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.31%	1.35%
Ratio of Net Investment Income/(Loss)	(0.16)%	(0.09)%
Portfolio Turnover Rate	19%	46%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Period from January 27, 2017 (inception date) through September 30, 2017.

See Notes to Financial Statements.

20	MARCH 31, 2018

Janus Henderson Research Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$44.68	$41.91	$42.12	$46.19	$38.96	$31.88
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(1)	0.07(1)	(0.03)(1)	0.12(1)	0.05(1)	0.18
Net realized and unrealized gain/(loss)	3.60	6.41	3.78	1.97	7.52	7.05
Total from Investment Operations	3.62	6.48	3.75	2.09	7.57	7.23
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.07)	(0.12)	—(2)	(0.21)	(0.15)
Distributions (from capital gains)	(2.26)	(3.64)	(3.84)	(6.16)	(0.13)	—
Total Dividends and Distributions	(2.27)	(3.71)	(3.96)	(6.16)	(0.34)	(0.15)
Net Asset Value, End of Period	$46.03	$44.68	$41.91	$42.12	$46.19	$38.96
Total Return*	8.14%	16.53%	9.09%	4.66%	19.53%	22.77%
Net Assets, End of Period (in thousands)	$27,615	$27,354	$4,305	$1,563	$3,059	$839
Average Net Assets for the Period (in thousands)	$28,424	$13,782	$2,985	$2,147	$2,593	$724
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.06%	1.08%	1.18%	1.23%	1.06%	1.06%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.06%	1.07%	1.17%	1.23%	1.06%	1.06%
Ratio of Net Investment Income/(Loss)	0.09%	0.17%	(0.07)%	0.26%	0.12%	0.49%
Portfolio Turnover Rate	19%	46%	38%	45%	44%	45%

Class T Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$45.61	$42.67	$42.76	$46.80	$39.33	$32.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.08(1)	0.18(1)	0.08(1)	0.18(1)	0.17(1)	0.28
Net realized and unrealized gain/(loss)	3.68	6.54	3.84	2.06	7.60	7.10
Total from Investment Operations	3.76	6.72	3.92	2.24	7.77	7.38
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.14)	(0.17)	(0.12)	(0.17)	(0.22)
Distributions (from capital gains)	(2.26)	(3.64)	(3.84)	(6.16)	(0.13)	—
Total Dividends and Distributions	(2.34)	(3.78)	(4.01)	(6.28)	(0.30)	(0.22)
Net Asset Value, End of Period	$47.03	$45.61	$42.67	$42.76	$46.80	$39.33
Total Return*	8.29%	16.81%	9.38%	4.94%	19.85%	23.06%
Net Assets, End of Period (in thousands)	$3,171,581	$3,082,833	$1,468,135	$1,509,667	$1,505,253	$1,336,614
Average Net Assets for the Period (in thousands)	$3,219,279	$2,119,275	$1,516,188	$1,622,384	$1,466,282	$1,323,849
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	0.83%	0.94%	1.00%	0.80%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.81%	0.93%	0.99%	0.80%	0.80%
Ratio of Net Investment Income/(Loss)	0.35%	0.42%	0.19%	0.40%	0.39%	0.80%
Portfolio Turnover Rate	19%	46%	38%	45%	44%	45%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Research Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Research Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

22	MARCH 31, 2018

Janus Henderson Research Fund

Notes to Financial Statements (unaudited)

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Janus Investment Fund	23

Janus Henderson Research Fund

Notes to Financial Statements (unaudited)

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2018.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

24	MARCH 31, 2018

Janus Henderson Research Fund

Notes to Financial Statements (unaudited)

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme

Janus Investment Fund	25

Janus Henderson Research Fund

Notes to Financial Statements (unaudited)

volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell 1000® Growth Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. Effective May 1, 2017, Janus Fund merged into the Fund. For two years after the merger Janus Capital has agreed to waive its investment advisory fee by calculating the performance adjustment using the lesser of the Fund's 36-month historical performance or a blended

26	MARCH 31, 2018

Janus Henderson Research Fund

Notes to Financial Statements (unaudited)

historical performance comprised of Janus Fund's performance for periods prior to the merger and the Fund's performance for the periods after the merger.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the prior ended March 31, 2018, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.54%.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees (if applicable), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.75% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2019. The previous expense limit (until February 1, 2018) was 0.82%. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or

Janus Investment Fund	27

Janus Henderson Research Fund

Notes to Financial Statements (unaudited)

similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Total compensation of $268,180 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the prior ended March 31, 2018. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the prior ended March 31, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $240,213 were paid by the Trust to the Trustees under the Deferred Plan during the prior ended March 31, 2018.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled

28	MARCH 31, 2018

Janus Henderson Research Fund

Notes to Financial Statements (unaudited)

investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the prior ended March 31, 2018 can be found in a table located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the prior ended March 31, 2018, Janus Henderson Distributors retained upfront sales charges of $3,388.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the prior ended March 31, 2018.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the prior ended March 31, 2018, redeeming shareholders of Class C Shares paid CDSCs of $465.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2018 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 9,585,170,303	$4,018,613,585	$(201,937,087)	$ 3,816,676,498

Janus Investment Fund	29

Janus Henderson Research Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2018		Year ended September 30, 2017(1)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	80,849	$ 3,831,082	142,527	$ 6,137,176
Shares from the Acquisition (See Note 8)	-	-	348,241	14,861,456
Reinvested dividends and distributions	24,111	1,119,697	42,396	1,742,292
Shares repurchased	(95,147)	(4,512,736)	(666,466)	(28,670,007)
Net Increase/(Decrease)	9,813	$ 438,043	(133,302)	$ (5,929,083)
Class C Shares:
Shares sold	41,441	$ 1,857,673	80,163	$ 3,263,478
Shares from the Acquisition (See Note 8)	-	-	159,469	6,478,257
Reinvested dividends and distributions	26,071	1,145,051	38,514	1,517,196
Shares repurchased	(72,846)	(3,253,635)	(166,902)	(6,821,281)
Net Increase/(Decrease)	(5,334)	$ (250,911)	111,244	$ 4,437,650
Class D Shares:
Shares sold	1,759,140	$ 83,788,114	1,954,588	$ 85,351,823
Shares from the Acquisition (See Note 8)	-	-	142,036,659	6,099,025,711
Reinvested dividends and distributions	9,664,931	451,545,572	5,393,135	224,059,570
Shares repurchased	(8,601,159)	(409,230,659)	(10,664,917)	(466,899,699)
Net Increase/(Decrease)	2,822,912	$126,103,027	138,719,465	$5,941,537,405
Class I Shares:
Shares sold	1,245,393	$ 59,086,563	3,239,160	$ 140,812,907
Shares from the Acquisition (See Note 8)	-	-	1,516,397	64,992,166
Reinvested dividends and distributions	339,950	15,851,873	440,353	18,260,929
Shares repurchased	(1,534,696)	(72,798,690)	(2,597,566)	(111,806,335)
Net Increase/(Decrease)	50,647	$ 2,139,746	2,598,344	$ 112,259,667
Class N Shares:
Shares sold	231,243	$ 10,989,593	1,378,952	$ 59,201,133
Shares from the Acquisition (See Note 8)	-	-	287,440	12,317,276
Reinvested dividends and distributions	282,201	13,156,225	470,664	19,560,050
Shares repurchased	(765,892)	(36,716,812)	(904,255)	(39,065,079)
Net Increase/(Decrease)	(252,448)	$ (12,570,994)	1,232,801	$ 52,013,380
Class R Shares:
Shares sold	4,910	$ 230,292	11,531	$ 507,855
Shares from the Acquisition (See Note 8)	-	-	111,427	4,782,817
Reinvested dividends and distributions	4,680	218,246	42	1,810
Shares repurchased	(24,042)	(1,142,849)	(8,652)	(386,567)
Net Increase/(Decrease)	(14,452)	$ (694,311)	114,348	$ 4,905,915
Class S Shares:
Shares sold	50,253	$ 2,333,951	177,685	$ 7,618,359
Shares from the Acquisition (See Note 8)	-	-	415,219	17,491,361
Reinvested dividends and distributions	29,785	1,363,845	10,667	436,535
Shares repurchased	(92,375)	(4,299,890)	(94,031)	(4,036,022)
Net Increase/(Decrease)	(12,337)	$ (602,094)	509,540	$ 21,510,233
Class T Shares:
Shares sold	2,629,014	$125,224,862	3,594,511	$ 157,362,141
Shares from the Acquisition (See Note 8)	-	-	38,595,835	1,658,142,701
Reinvested dividends and distributions	3,242,542	151,588,850	2,912,229	120,935,892
Shares repurchased	(6,023,578)	(286,797,436)	(11,924,815)	(516,537,668)
Net Increase/(Decrease)	(152,022)	$ (9,983,724)	33,177,760	$1,419,903,066
(1)	Period from January 27, 2017 (inception date) through September 30, 2017 for Class R Shares.

30	MARCH 31, 2018

Janus Henderson Research Fund

Notes to Financial Statements (unaudited)

6. Purchases and Sales of Investment Securities

For the prior ended March 31, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$2,587,579,767	$3,022,460,748	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Fund Acquisition

The Board of Trustees of Janus Investment Fund approved an Agreement and Plan of Reorganization that provided for the merger of Janus Fund (“Target Fund”) with and into Janus Henderson Research Fund (formerly named Janus Research Fund “Acquiring Fund”) (the “Merger”), effective at the close of business on April 28, 2017. The Merger was based in part on Janus Capital’s belief that shareholders of Janus Henderson Research Fund and Janus Fund may benefit from elimination of competing products, with access to the research-driven investment process used by Janus Henderson Research Fund and a more developed diversified strategy over time. The merger was tax-free for federal income purposes; therefore, shareholders should not realize a tax gain or loss upon receipt of shares issued in connection with the Merger. The table below reflects merger activity.

Target Fund’s Shares Outstanding Prior to Merger	Target Fund’s Net Assets Prior to Merger	Acquiring Fund’s Shares Issued in Merger	Acquiring Fund’s Net Assets Prior to Merger	Combined Net Assets after Merger	Target Fund’s Unrealized Appreciation/(Depreciation) Prior to Merger
$217,474,508	$7,878,091,745	$183,470,687	$4,664,923,322	$12,543,015,067	$1,884,000,807

Assuming the Merger had been completed on 10/1/2016, the pro forma results of operations for the year ended 9/30/2017, are as follows:

Net investment income $62,278,194

Net gain/(loss) on investments $984,829,287

Change in unrealized net appreciation/depreciation $926,388,833

Net increase/(decrease) in net assets resulting from operations $1,973,496,314

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s accompanying Statement of Operations since the close of business on April 28, 2017.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2018 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	31

Janus Henderson Research Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info(or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

32	MARCH 31, 2018

Janus Henderson Research Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

Janus Investment Fund	33

Janus Henderson Research Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

34	MARCH 31, 2018

Janus Henderson Research Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

Janus Investment Fund	35

Janus Henderson Research Fund

Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

36	MARCH 31, 2018

Janus Henderson Research Fund

Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Investment Fund	37

Janus Henderson Research Fund

Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

38	MARCH 31, 2018

Janus Henderson Research Fund

Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

Janus Investment Fund	39

Janus Henderson Research Fund

Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

40	MARCH 31, 2018

Janus Henderson Research Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Janus Investment Fund	41

Janus Henderson Research Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

42	MARCH 31, 2018

Janus Henderson Research Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	43

Janus Henderson Research Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

44	MARCH 31, 2018

Janus Henderson Research Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	45

Janus Henderson Research Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

46	MARCH 31, 2018

Janus Henderson Research Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	47

Janus Henderson Research Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

48	MARCH 31, 2018

Janus Henderson Research Fund

Notes

NotesPage1

Janus Investment Fund	49

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-24-93053 05-18

SEMIANNUAL REPORT March 31, 2018

Janus Henderson Triton Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Triton Fund

Janus Henderson Triton Fund (unaudited)(closed to certain new investors)

FUND SNAPSHOT

We believe a fundamentally driven investment process, focused on identifying smaller cap companies with differentiated business models and sustainable competitive advantages, will drive outperformance relative to our benchmark and peers over time. Identifying small-cap companies with the potential to grow into the mid-cap space, allows us the flexibility to hold our positions and capture a longer growth period in a company's life cycle.

Jonathan Coleman co-portfolio manager	Scott Stutzman co-portfolio manager

PERFORMANCE OVERVIEW

Janus Henderson Triton Fund’s Class I Shares returned 10.59% over the six-month period ended March 31, 2018. The Fund’s primary benchmark, the Russell 2500TM Growth Index, returned 8.88% during the period. The Fund’s secondary benchmark, the Russell 2000® Growth Index, returned 6.99%.

INVESTMENT ENVIRONMENT

U.S. small-cap equities were up for the six-month period, but were volatile. Small-cap stocks ended 2017 with another quarter of strong gains, driven by the anticipation that corporate tax reform will boost future earnings for small-cap companies. In the first quarter of 2018, concerns over inflation and faster-than-expected interest rate hikes were a source of volatility, as were fears about protectionist trade policies. The technology and financial sectors were the top performing sectors within the Russell 2500 Growth Index.

PERFORMANCE DISCUSSION

The Fund outperformed its primary benchmark, the Russell 2500 Growth Index, and also its secondary benchmark, the Russell 2000 Growth Index, during the period. We take a high-quality approach to investing in small caps, focusing on companies we believe have more predictable, growing revenue streams. The companies we favor typically generate a high return on invested capital or demonstrate a proven ability to expand profit margins. We believe businesses with these qualities can grow in a variety of market and economic environments and help our Fund outperform over full market cycles. Many of our top contributors to performance this period exemplify the characteristics we typically look for in companies.

Nektar Therapeutics was our top contributor to Fund performance during the period. The stock of this biopharmaceutical company continues to benefit from positive trial results for NKTR-214, Nektar’s lead immuno-oncology (IO) candidate. In studies, NKTR-214 has been able to boost T-cell responses in multiple cancers – including tumors that normally haven’t reacted to such therapy – and has scored well on safety. Should further trials confirm the data, we believe NKTR-214 could have blockbuster potential. In addition, Nektar has other promising treatments under development, including NKTR-181, which addresses moderate-to-severe, chronic back pain. We believe the drug’s success in mitigating pain, while also limiting the potential for addiction, could make the therapy a success.

Broadridge Financial Solutions was another top contributor to performance. The company provides investor communications and technology-driven solutions to banks, broker-dealers, mutual funds and corporations globally. Among its services, Broadridge is responsible for distributing proxy information on behalf of corporations to a wide network of broker-dealers, financial advisors and mutual funds. We believe the wide network Broadridge has set up among these investor bases is a competitive advantage for the company. The stock was up this period after Broadridge reported better-than-expected earnings results driven in part by larger revenue associated with investor communications tied to a couple of shareholder proxy battles for large companies. We believe those battles highlight the value of Broadridge’s investor outreach services.

SS&C Technologies, a longtime holding in our portfolio, was another large contributor. SS&C provides software-enabled services to asset managers. The stock was up after SS&C announced it was acquiring DST Systems, a company providing recordkeeping and other software-enabled services to mutual funds and other financial companies. We share the market’s sentiment toward the acquisition. In our view, SS&C’s management team has a great track record of realizing synergies and cost cuts from the businesses it acquires. We also believe the acquisition gives SS&C an opportunity to diversify its business, as the company’s customer base was previously

Janus Investment Fund	1

Janus Henderson Triton Fund (unaudited)(closed to certain new investors)

more focused on alternative managers and wealth management firms than mutual funds.

While pleased with the results of many companies in our portfolio, we still held stocks that detracted from our performance. Puma Biotechnology was our largest detractor. The stock declined after the company announced it was unlikely to get approval from the European Medicines Agency (EMA) for its lead drug, Nerlynx. Although surprised by EMA’s decision, we still like the long-term growth potential of Nerlynx, a breast cancer therapy approved by the Food and Drug Administration (FDA) in 2017, and think the stock’s current valuation doesn’t reflect the upside in even the U.S. market alone, where sales have been strong. With potential for high margins and long patent life, we think the drug could help make Puma an attractive acquisition candidate.

Euronet Worldwide was another detractor. The company operates automatic teller machine (ATM) networks for European and emerging market banks and also owns a money transfer business, among other operations. Concerns that European Union regulators were looking into the fee structure of dynamic currency conversions, a category of transactions within Euronet’s ATM business, weighed on the stock. We believe the reaction to potential EU regulations is overblown and continue to like the market-leading position of Euronet’s ATM business in Europe. We also like the recurring revenue streams associated with many of its business lines.

OSI Systems was also a large detractor from performance. The company provides security inspection technologies for airports and also develops patient monitoring systems for hospitals. Despite reporting strong fundamental results, the stock is down due to a DOJ investigation regarding circumstances related to a contract with the Albanian government for turnkey security services. We believe the reaction is overblown due to both the small size of the contract which should mitigate the size of potential damages and the fact that it was reviewed by European regulators as part of an arbitration process whereby the contract with the previous Albanian government was deemed to be valid. Our long-term view remains that OSI will benefit from European regulations that will force airports to upgrade their security inspection systems.

DERIVATIVES USE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We expect lower returns from small-cap stocks for the rest of the year. A strengthening economy, tax reform and a favorable regulatory environment are all long-term positives for smaller companies, but we believe high valuations already reflect these benefits.

While we have a sanguine outlook for small-cap companies, inflation continues to be one of our biggest concerns. We mentioned in previous quarterly commentaries that management teams are increasingly discussing higher labor and input costs. Such comments were more frequent in the last three months. We wouldn’t be surprised to see inflation concerns spark more volatility, as they did in the first quarter. That said, we don’t view a little more volatility that negatively. A temporary dislocation would provide some attractive buying opportunities of high-quality businesses that have been trading at high valuations for much of the past year.

Thank you for your continued investment in the Janus Henderson Triton Fund.

2	MARCH 31, 2018

Janus Henderson Triton Fund (unaudited)(closed to certain new investors)

Fund At A Glance

March 31, 2018

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Nektar Therapeutics	1.13%	Puma Biotechnology Inc	-0.38%
	Broadridge Financial Solutions Inc	0.78%	Euronet Worldwide Inc	-0.28%
	SS&C Technologies Holdings Inc	0.71%	ACADIA Pharmaceuticals Inc	-0.27%
	ON Semiconductor Corp	0.60%	OSI Systems Inc	-0.26%
	Cimpress NV	0.51%	Belden Inc	-0.26%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell 2500 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Industrials	1.06%	19.26%	19.21%
	Health Care	0.95%	19.05%	17.85%
	Information Technology	0.84%	28.10%	26.06%
	Real Estate	0.44%	1.92%	3.41%
	Energy	0.18%	0.88%	1.52%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell 2500 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Consumer Discretionary	-0.68%	12.54%	14.63%
	Other**	-0.35%	4.49%	0.00%
	Materials	-0.33%	4.37%	6.35%
	Consumer Staples	-0.32%	1.90%	2.22%
	Utilities	0.04%	0.00%	0.40%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Triton Fund (unaudited)(closed to certain new investors)

Fund At A Glance

March 31, 2018

5 Largest Equity Holdings - (% of Net Assets)
Broadridge Financial Solutions Inc
Information Technology Services	2.5%
SS&C Technologies Holdings Inc
Software	2.4%
ON Semiconductor Corp
Semiconductor & Semiconductor Equipment	2.1%
HEICO Corp
Aerospace & Defense	2.0%
Blackbaud Inc
Software	2.0%
11.0%

Asset Allocation - (% of Net Assets)
Common Stocks	96.4%
Investment Companies	5.2%
Rights	0.1%
Other	(1.7)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2018	As of September 30, 2017

4	MARCH 31, 2018

Janus Henderson Triton Fund (unaudited)(closed to certain new investors)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2018						per the January 26, 2018 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV(1)	10.38%	24.00%	14.84%	13.46%	13.10%	1.26%
Class A Shares at MOP(1)	4.03%	16.88%	13.49%	12.79%	12.59%
Class C Shares at NAV(1)	10.04%	23.29%	14.11%	12.70%	12.31%	1.78%
Class C Shares at CDSC(1)	9.04%	22.29%	14.11%	12.70%	12.31%
Class D Shares(1)	10.54%	24.39%	15.20%	13.75%	13.36%	0.81%
Class I Shares(1)	10.59%	24.45%	15.25%	13.66%	13.29%	0.77%
Class N Shares(1)	10.63%	24.55%	15.37%	13.66%	13.29%	0.67%
Class R Shares(1)	10.23%	23.67%	14.52%	13.13%	12.72%	1.42%
Class S Shares(1)	10.35%	24.00%	14.80%	13.37%	12.97%	1.17%
Class T Shares(1)	10.46%	24.30%	15.09%	13.66%	13.29%	0.92%
Russell 2500 Growth Index	8.88%	19.92%	13.37%	11.17%	9.92%
Russell 2000 Growth Index	6.99%	18.63%	12.90%	10.95%	9.28%
Morningstar Quartile - Class T Shares	-	1st	1st	1st	1st
Morningstar Ranking - based on total returns for Small Growth Funds	-	135/718	61/656	15/582	6/531

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through February 1, 2019.

Janus Investment Fund	5

Janus Henderson Triton Fund (unaudited)(closed to certain new investors)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – February 25, 2005

(1) Closed to certain new investors.

6	MARCH 31, 2018

Janus Henderson Triton Fund (unaudited)(closed to certain new investors)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/17)	Ending Account Value (3/31/18)	Expenses Paid During Period (10/1/17 - 3/31/18)†	Beginning Account Value (10/1/17)	Ending Account Value (3/31/18)	Expenses Paid During Period (10/1/17 - 3/31/18)†	Net Annualized Expense Ratio (10/1/17 - 3/31/18)
Class A Shares	$1,000.00	$1,103.80	$5.93	$1,000.00	$1,019.30	$5.69	1.13%
Class C Shares	$1,000.00	$1,100.40	$9.22	$1,000.00	$1,016.16	$8.85	1.76%
Class D Shares	$1,000.00	$1,105.40	$4.25	$1,000.00	$1,020.89	$4.08	0.81%
Class I Shares	$1,000.00	$1,105.90	$3.99	$1,000.00	$1,021.14	$3.83	0.76%
Class N Shares	$1,000.00	$1,106.30	$3.52	$1,000.00	$1,021.59	$3.38	0.67%
Class R Shares	$1,000.00	$1,102.30	$7.44	$1,000.00	$1,017.85	$7.14	1.42%
Class S Shares	$1,000.00	$1,103.50	$6.14	$1,000.00	$1,019.10	$5.89	1.17%
Class T Shares	$1,000.00	$1,104.60	$4.77	$1,000.00	$1,020.39	$4.58	0.91%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Triton Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – 96.4%
Aerospace & Defense – 3.8%
Axon Enterprise Inc*,#	1,787,064	$70,249,486
HEICO Corp£	2,939,526	208,559,370
Teledyne Technologies Inc*	583,630	109,238,027
		388,046,883
Auto Components – 1.3%
Cooper-Standard Holdings Inc*	516,779	63,465,629
Visteon Corp*	581,800	64,137,632
		127,603,261
Automobiles – 1.0%
Thor Industries Inc	908,843	104,671,448
Banks – 1.7%
PacWest Bancorp	1,653,882	81,916,775
SVB Financial Group*	182,490	43,799,425
Webster Financial Corp	902,724	50,010,910
		175,727,110
Biotechnology – 5.1%
ACADIA Pharmaceuticals Inc*	1,760,332	39,554,660
Amicus Therapeutics Inc*,#	2,964,489	44,585,915
Avexis Inc*	421,577	52,098,486
Eagle Pharmaceuticals Inc/DE*,#,£	1,117,381	58,874,805
Global Blood Therapeutics Inc*	771,153	37,246,690
Heron Therapeutics Inc*	2,347,401	64,788,268
Ironwood Pharmaceuticals Inc*	3,049,863	47,059,386
Ligand Pharmaceuticals Inc*,#	359,172	59,320,847
Neurocrine Biosciences Inc*	889,607	73,775,108
Puma Biotechnology Inc*	665,194	45,266,452
		522,570,617
Building Products – 0.6%
AO Smith Corp	989,328	62,911,367
Capital Markets – 5.6%
Eaton Vance Corp	1,352,226	75,278,421
Financial Engines Inc	2,955,389	103,438,615
LPL Financial Holdings Inc	2,643,467	161,436,530
MarketAxess Holdings Inc	385,879	83,905,530
MSCI Inc	782,088	116,898,693
WisdomTree Investments Inc	2,737,670	25,104,434
		566,062,223
Chemicals – 2.4%
HB Fuller Co	1,783,941	88,715,386
Sensient Technologies Corp£	2,171,518	153,265,740
		241,981,126
Commercial Services & Supplies – 2.8%
Cimpress NV*	777,527	120,283,427
Clean Harbors Inc*	606,902	29,622,887
Healthcare Services Group Inc	1,428,633	62,116,963
KAR Auction Services Inc	1,412,812	76,574,410
		288,597,687
Construction Materials – 0.8%
Summit Materials Inc	2,800,352	84,794,659
Containers & Packaging – 1.1%
Crown Holdings Inc*	2,220,430	112,686,822
Diversified Consumer Services – 1.9%
ServiceMaster Global Holdings Inc*	3,898,228	198,224,894
Diversified Financial Services – 0.3%
TPG Pace Energy Holdings Corp*	2,413,170	25,820,919
Electrical Equipment – 1.4%
EnerSys	1,181,288	81,945,949

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2018

Janus Henderson Triton Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – (continued)
Electrical Equipment – (continued)
Sensata Technologies Holding NV*	1,118,207	$57,956,669
		139,902,618
Electronic Equipment, Instruments & Components – 2.9%
Belden Inc	2,038,165	140,511,095
National Instruments Corp	1,000,412	50,590,835
OSI Systems Inc*	922,042	60,181,681
Rogers Corp*	390,790	46,715,037
		297,998,648
Equity Real Estate Investment Trusts (REITs) – 1.1%
CyrusOne Inc	953,974	48,853,009
Lamar Advertising Co	1,038,889	66,135,674
		114,988,683
Food & Staples Retailing – 0.4%
Casey's General Stores Inc	405,811	44,545,873
Food Products – 1.2%
Hostess Brands Inc*	4,873,482	72,078,799
Simply Good Foods Co*	3,479,020	47,766,945
		119,845,744
Health Care Equipment & Supplies – 7.9%
DexCom Inc*	807,382	59,875,449
Glaukos Corp*,#	1,604,348	49,462,049
Globus Medical Inc*	1,392,055	69,352,180
ICU Medical Inc*	279,674	70,589,718
Integra LifeSciences Holdings Corp*	1,462,367	80,927,390
Merit Medical Systems Inc*	1,131,559	51,316,201
Natus Medical Inc*,£	2,485,416	83,634,248
Nevro Corp*	951,764	82,489,386
STERIS PLC	1,826,136	170,488,057
Teleflex Inc	138,523	35,320,595
West Pharmaceutical Services Inc	619,833	54,725,056
		808,180,329
Health Care Providers & Services – 1.0%
Diplomat Pharmacy Inc*	1,573,238	31,700,746
HealthEquity Inc*	1,068,400	64,680,936
		96,381,682
Health Care Technology – 0.9%
athenahealth Inc*	636,338	91,015,424
Hotels, Restaurants & Leisure – 3.5%
Dunkin' Brands Group Inc	1,128,430	67,355,987
Jack in the Box Inc	720,908	61,515,080
Playa Hotels & Resorts NV*	3,268,267	33,401,689
Six Flags Entertainment Corp	738,307	45,966,994
Texas Roadhouse Inc	1,067,625	61,687,372
Wendy's Co	4,883,102	85,698,440
		355,625,562
Industrial Conglomerates – 1.1%
Carlisle Cos Inc	1,118,270	116,758,571
Information Technology Services – 7.2%
Broadridge Financial Solutions Inc	2,315,893	254,030,303
Euronet Worldwide Inc*	1,695,650	133,820,698
Gartner Inc*	524,443	61,684,986
Jack Henry & Associates Inc	916,646	110,868,334
MAXIMUS Inc	933,997	62,334,960
WEX Inc*	730,119	114,351,238
		737,090,519
Internet & Direct Marketing Retail – 1.7%
Liberty Expedia Holdings Inc*	1,874,537	73,631,813
MakeMyTrip Ltd*	2,026,971	70,335,894

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Triton Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – (continued)
Internet & Direct Marketing Retail – (continued)
Wayfair Inc*,#	458,008	$30,929,280
		174,896,987
Internet Software & Services – 2.9%
Envestnet Inc*	1,932,465	110,730,244
Etsy Inc*	2,536,277	71,167,933
GrubHub Inc*	480,748	48,781,500
MuleSoft Inc*	1,351,860	59,454,803
		290,134,480
Life Sciences Tools & Services – 1.8%
Bio-Techne Corp	680,554	102,790,876
PerkinElmer Inc	1,010,684	76,528,992
		179,319,868
Machinery – 8.9%
Donaldson Co Inc	1,947,920	87,753,796
Hillenbrand Inc	2,378,914	109,192,153
ITT Inc	1,941,829	95,110,784
Kennametal Inc	1,805,807	72,521,209
Middleby Corp*	590,207	73,061,725
Milacron Holdings Corp*,£	3,791,480	76,360,407
Nordson Corp	596,542	81,332,536
Proto Labs Inc*	540,857	63,577,740
Rexnord Corp*	4,689,972	139,198,369
Wabtec Corp/DE#	1,282,665	104,408,931
		902,517,650
Media – 1.1%
AMC Entertainment Holdings Inc#,£	4,077,277	57,285,742
Cable One Inc	74,612	51,266,651
		108,552,393
Oil, Gas & Consumable Fuels – 0.8%
DCP Midstream LP	2,422,158	85,066,189
Personal Products – 0.6%
Ontex Group NV	2,271,853	60,794,310
Pharmaceuticals – 2.6%
Catalent Inc*	4,123,518	169,311,649
Nektar Therapeutics*	905,084	96,174,226
		265,485,875
Professional Services – 0.9%
CoStar Group Inc*	255,549	92,682,511
Real Estate Management & Development – 0.6%
Jones Lang LaSalle Inc	370,882	64,770,832
Road & Rail – 1.2%
Landstar System Inc	361,169	39,602,181
Old Dominion Freight Line Inc	542,722	79,763,852
		119,366,033
Semiconductor & Semiconductor Equipment – 2.6%
ON Semiconductor Corp*	8,594,183	210,213,716
Xperi Corp£	2,606,634	55,130,309
		265,344,025
Software – 10.4%
ACI Worldwide Inc*	1,772,100	42,034,212
Blackbaud Inc	1,958,818	199,427,261
Cadence Design Systems Inc*	3,962,365	145,696,161
Callidus Software Inc*	2,832,575	101,831,071
Digimarc Corp*,#	511,983	12,261,993
Digimarc Corp PP#,§	331,034	7,531,851
Guidewire Software Inc*	907,757	73,373,998
RealPage Inc*	1,886,245	97,141,617
SS&C Technologies Holdings Inc	4,582,160	245,787,062

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2018

Janus Henderson Triton Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – (continued)
Software – (continued)
Ultimate Software Group Inc*	282,192	$68,770,190
Zendesk Inc*	1,390,959	66,585,207
		1,060,440,623
Specialty Retail – 1.4%
Sally Beauty Holdings Inc*	5,179,454	85,202,018
Williams-Sonoma Inc#	1,069,411	56,422,124
		141,624,142
Technology Hardware, Storage & Peripherals – 0.5%
NCR Corp*	1,495,648	47,142,825
Textiles, Apparel & Luxury Goods – 0.7%
Carter's Inc	682,690	71,068,029
Thrifts & Mortgage Finance – 0.7%
Essent Group Ltd*	850,923	36,215,283
LendingTree Inc*,#	116,792	38,325,295
		74,540,578
Total Common Stocks (cost $6,530,776,157)		9,825,780,019
Rights – 0.1%
Biotechnology – 0.1%
DYAX Corp*,¢ (cost $3,132,745)	2,822,293	9,426,459
Investment Companies – 5.2%
Investments Purchased with Cash Collateral from Securities Lending – 1.6%
Janus Henderson Cash Collateral Fund LLC, 1.5300%ºº,£	162,404,749	162,404,749
Money Markets – 3.6%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº,£	366,826,634	366,826,634
Total Investment Companies (cost $529,231,383)		529,231,383
Total Investments (total cost $7,063,140,285) – 101.7%		10,364,437,861
Liabilities, net of Cash, Receivables and Other Assets – (1.7)%		(171,029,922)
Net Assets – 100%		$10,193,407,939

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$10,233,307,657	98.7%
India	70,335,894	0.7
Belgium	60,794,310	0.6

Total	$10,364,437,861	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Triton Fund

Schedule of Investments (unaudited)

March 31, 2018

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/18
Common Stocks – 4.8%
Aerospace & Defense – 0%
HEICO Corpš	$205,767	$15,259,040	$13,409,609	$	N/A
Biotechnology – 0.6%
Eagle Pharmaceuticals Inc/DE*,#	—	—	(8,374,266)		58,874,805
Chemicals – 1.5%
Sensient Technologies Corp	1,204,507	—	(11,980,845)		153,265,740
Health Care Equipment & Supplies – 0.8%
Natus Medical Inc*	—	—	(5,429,972)		83,634,248
Machinery – 0.8%
Milacron Holdings Corp*	—	—	11,330,416		76,360,407
Media – 0.6%
AMC Entertainment Holdings Inc#	1,564,324	—	(2,581,269)		57,285,742
Pharmaceuticals – 0%
Teligent Inc/NJ	—	(15,303,080)	1,975,540		—
Semiconductor & Semiconductor Equipment – 0.5%
Xperi Corp	965,356	—	(11,358,483)		55,130,309
Total Common Stocks	$3,939,954	$(44,040)	$(13,009,270)		$484,551,251
Investment Companies – 5.2%
Investments Purchased with Cash Collateral from Securities Lending – 1.6%
Janus Henderson Cash Collateral Fund LLC, 1.5300%ºº	1,847,367∆	—	—		162,404,749
Money Markets – 3.6%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº	2,534,500	—	—		366,826,634
Total Investment Companies	$4,381,867	$—	$—		$529,231,383
Total Affiliated Investments – 10.0%	$8,321,821	$(44,040)	$(13,009,270)		$1,013,782,634

(1) For securities that were affiliated for a portion of the period ended March 31, 2018, this column reflects amounts for the entire period ended March 31, 2018 and not just the period in which the security was affiliated.

	Share Balance at 9/30/17	Purchases	Sales	Share Balance at 3/31/18
Common Stocks – 4.8%
Aerospace & Defense – 0%
HEICO Corpš	2,649,793	2,939,526Ð	(2,649,793)Ð	2,939,526
Biotechnology – 0.6%
Eagle Pharmaceuticals Inc/DE*,#	941,410	175,971	—	1,117,381
Chemicals – 1.5%
Sensient Technologies Corp	1,777,895	393,623	—	2,171,518
Health Care Equipment & Supplies – 0.8%
Natus Medical Inc*	74,592	2,410,824	—	2,485,416

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	MARCH 31, 2018

Janus Henderson Triton Fund

Schedule of Investments (unaudited)

March 31, 2018

Share Balance at 9/30/17	Purchases	Sales	Share Balance at 3/31/18
Common Stocks – (continued)
Machinery – 0.8%
Milacron Holdings Corp*	—	3,791,480	—	3,791,480
Media – 0.6%
AMC Entertainment Holdings Inc#	3,744,342	332,935	—	4,077,277
Pharmaceuticals – 0%
Teligent Inc/NJ	3,496,122	—	(3,496,122)	—
Semiconductor & Semiconductor Equipment – 0.5%
Xperi Corp	2,220,146	386,488	—	2,606,634

Investment Companies – 5.2%
Investments Purchased with Cash Collateral from Securities Lending – 1.6%
Janus Henderson Cash Collateral Fund LLC, 1.5300%ºº	170,570,039	934,425,886	(942,591,176)	162,404,749
Money Markets – 3.6%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº	556,476,557	661,393,077	(851,043,000)	366,826,634

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Barclays Capital, Inc.:
Euro	4/26/18	(7,495,000)	$9,257,674	$20,133
Citibank NA:
Euro	4/26/18	(6,142,000)	7,592,802	22,825
HSBC Securities (USA), Inc.:
Euro	5/2/18	(23,610,000)	29,210,434	97,360
Total				$140,318

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Triton Fund

Schedule of Investments (unaudited)

March 31, 2018

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2018.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2018

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$140,318

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2018.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2018

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$(1,479,809)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ (169,028)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended March 31, 2018

Market Value
Forward foreign currency exchange contracts, sold	$47,409,678

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	MARCH 31, 2018

Janus Henderson Triton Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 2000® Growth Index	Russell 2000® Growth Index reflects the performance of U.S. small-cap equities with higher price-to-book ratios and higher forecasted growth values.
Russell 2500TM Growth Index	Russell 2500TM Growth Index reflects the performance of U.S. small to mid-cap equities with higher price-to-book ratios and higher forecasted growth values.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
PP	Private Placement

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2018.

#	Loaned security; a portion of the security is on loan at March 31, 2018.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

š	Company was no longer an affiliate as of March 31, 2018.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Ð	All or a portion is the result of a corporate action.

Janus Investment Fund	15

Janus Henderson Triton Fund

Notes to Schedule of Investments and Other Information (unaudited)

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2018)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Digimarc Corp PP	11/9/17	$11,999,983	$7,531,851	0.1%

The Fund has registration rights for certain restricted securities held as of March 31, 2018. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Personal Products	$-	$60,794,310	$-
Software	1,052,908,772	7,531,851	-
All Other	8,704,545,086	-	-
Rights	-	-	9,426,459
Investment Companies	-	529,231,383	-
Total Investments in Securities	$9,757,453,858	$597,557,544	$9,426,459
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	140,318	-
Total Assets	$9,757,453,858	$597,697,862	$9,426,459

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

16	MARCH 31, 2018

Janus Henderson Triton Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2018

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	$9,350,655,227
Affiliated investments, at value(3)(4)	1,013,782,634
Cash	1,912,369
Forward foreign currency exchange contracts	140,318
Closed foreign currency contracts	6,246
Non-interested Trustees' deferred compensation	204,514
Receivables:
Fund shares sold	14,142,777
Dividends	2,713,430
Investments sold	1,963,119
Dividends from affiliates	447,094
Other assets	51,122
Total Assets	10,386,018,850
Liabilities:
Collateral for securities loaned (Note 3)	162,404,749
Closed foreign currency contracts	1,566
Payables:	—
Fund shares repurchased	14,972,408
Investments purchased	6,353,082
Advisory fees	5,754,827
Transfer agent fees and expenses	1,725,197
12b-1 Distribution and shareholder servicing fees	586,081
Non-interested Trustees' deferred compensation fees	204,514
Non-interested Trustees' fees and expenses	70,779
Fund administration fees	70,137
Professional fees	42,746
Custodian fees	5,784
Accrued expenses and other payables	419,041
Total Liabilities	192,610,911
Net Assets	$10,193,407,939

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Triton Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2018

Net Assets Consist of:
Capital (par value and paid-in surplus)	$6,531,196,239
Undistributed net investment income/(loss)	(2,409,207)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	363,162,889
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	3,301,458,018
Total Net Assets	$10,193,407,939
Net Assets - Class A Shares	$539,768,431
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	18,347,378
Net Asset Value Per Share(5)	$29.42
Maximum Offering Price Per Share(6)	$31.21
Net Assets - Class C Shares	$217,585,356
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,951,207
Net Asset Value Per Share(5)	$27.37
Net Assets - Class D Shares	$1,172,689,357
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	39,022,652
Net Asset Value Per Share	$30.05
Net Assets - Class I Shares	$2,106,314,326
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	69,651,510
Net Asset Value Per Share	$30.24
Net Assets - Class N Shares	$2,297,999,296
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	75,730,707
Net Asset Value Per Share	$30.34
Net Assets - Class R Shares	$345,243,580
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,064,878
Net Asset Value Per Share	$28.62
Net Assets - Class S Shares	$536,826,571
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	18,405,744
Net Asset Value Per Share	$29.17
Net Assets - Class T Shares	$2,976,981,022
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	99,750,889
Net Asset Value Per Share	$29.84

(1) Includes cost of $6,010,192,155.

(2) Includes $92,953,737 of securities on loan. See Note 3 in Notes to Financial Statements.

(3) Includes cost of $1,052,948,130.

(4) Includes $65,355,236 of securities on loan. See Note 3 in Notes to Financial Statements.

(5) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(6) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

18	MARCH 31, 2018

Janus Henderson Triton Fund

Statement of Operations (unaudited)

For the period ended March 31, 2018

Investment Income:
Dividends	$31,995,218
Dividends from affiliates	6,474,454
Affiliated securities lending income, net	1,847,367
Other income	37
Total Investment Income	40,317,076
Expenses:
Advisory fees	30,968,307
12b-1 Distribution and shareholder servicing fees:
Class A Shares	659,827
Class C Shares	1,087,859
Class R Shares	839,235
Class S Shares	653,855
Transfer agent administrative fees and expenses:
Class D Shares	680,852
Class R Shares	420,083
Class S Shares	653,855
Class T Shares	3,627,916
Transfer agent networking and omnibus fees:
Class A Shares	993,086
Class C Shares	97,035
Class I Shares	928,144
Other transfer agent fees and expenses:
Class A Shares	32,540
Class C Shares	12,426
Class D Shares	85,454
Class I Shares	61,889
Class N Shares	32,291
Class R Shares	5,066
Class S Shares	4,375
Class T Shares	20,802
Fund administration fees	377,427
Shareholder reports expense	229,641
Non-interested Trustees’ fees and expenses	155,631
Registration fees	149,901
Professional fees	57,310
Custodian fees	27,318
Other expenses	200,672
Total Expenses	43,062,797
Less: Excess Expense Reimbursement and Waivers	(501,130)
Net Expenses	42,561,667
Net Investment Income/(Loss)	(2,244,591)

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Triton Fund

Statement of Operations (unaudited)

For the period ended March 31, 2018

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$478,030,542
Investments in affiliates	(44,040)
Forward foreign currency exchange contracts	(1,479,809)
Total Net Realized Gain/(Loss) on Investments	476,506,693
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	491,694,143
Investments in affiliates	(13,009,270)
Forward foreign currency exchange contracts	(169,028)
Total Change in Unrealized Net Appreciation/Depreciation	478,515,845
Net Increase/(Decrease) in Net Assets Resulting from Operations	$952,777,947

See Notes to Financial Statements.

20	MARCH 31, 2018

Janus Henderson Triton Fund

Statements of Changes in Net Assets

	Period ended March 31, 2018 (unaudited)	Year ended September 30, 2017

Operations:
Net investment income/(loss)	$(2,244,591)	$(5,160,793)
Net realized gain/(loss) on investments	476,506,693	393,655,990
Change in unrealized net appreciation/depreciation	478,515,845	1,164,313,792
Net Increase/(Decrease) in Net Assets Resulting from Operations	952,777,947	1,552,808,989
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class D Shares	—	(1,271,000)
Class I Shares	—	(2,376,011)
Class N Shares	—	(2,159,528)
Class T Shares	—	(1,849,724)
Total Dividends from Net Investment Income	—	(7,656,263)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(25,854,748)	(16,027,955)
Class C Shares	(11,564,324)	(6,267,102)
Class D Shares	(54,586,029)	(24,731,153)
Class I Shares	(99,087,899)	(38,117,908)
Class N Shares	(93,111,433)	(24,499,868)
Class R Shares	(17,034,906)	(7,153,435)
Class S Shares	(26,040,818)	(11,078,155)
Class T Shares	(141,145,567)	(67,960,683)
Total Distributions from Net Realized Gain from Investment Transactions	(468,425,724)	(195,836,259)
Net Decrease from Dividends and Distributions to Shareholders	(468,425,724)	(203,492,522)
Capital Share Transactions:
Class A Shares	15,775,462	(177,578,860)
Class C Shares	(7,341,467)	(46,262,021)
Class D Shares	39,870,121	(16,247,410)
Class I Shares	73,584,222	226,831,701
Class N Shares	582,286,058	569,217,086
Class R Shares	15,172,821	19,421,397
Class S Shares	13,300,447	30,230,659
Class T Shares	46,535,281	(218,380,326)
Net Increase/(Decrease) from Capital Share Transactions	779,182,945	387,232,226
Net Increase/(Decrease) in Net Assets	1,263,535,168	1,736,548,693
Net Assets:
Beginning of period	8,929,872,771	7,193,324,078
End of period	$10,193,407,939	$8,929,872,771

Undistributed Net Investment Income/(Loss)	$(2,409,207)	$(164,616)

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Triton Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$28.03	$23.79	$22.16		$23.32	$22.43	$18.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.04)(1)	(0.08)(1)	(0.04)(1)		(0.10)(1)	(0.10)(1)	0.02
Net realized and unrealized gain/(loss)	2.89	4.97	3.38		1.30	1.88	5.24
Total from Investment Operations	2.85	4.89	3.34		1.20	1.78	5.26
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—		—	—	(0.01)
Distributions (from capital gains)	(1.46)	(0.65)	(1.71)		(2.36)	(0.89)	(0.85)
Total Dividends and Distributions	(1.46)	(0.65)	(1.71)		(2.36)	(0.89)	(0.86)
Net Asset Value, End of Period	$29.42	$28.03	$23.79		$22.16	$23.32	$22.43
Total Return*	10.38%	21.06%	15.85%		4.87%	8.07%	30.43%
Net Assets, End of Period (in thousands)	$539,768	$498,657	$591,526		$580,641	$487,358	$581,387
Average Net Assets for the Period (in thousands)	$527,380	$532,950	$584,777		$584,857	$578,998	$478,210
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.30%	1.26%	1.17%		1.10%	1.15%	1.11%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.13%	1.14%	1.15%		1.10%	1.15%	1.11%
Ratio of Net Investment Income/(Loss)	(0.29)%	(0.30)%	(0.18)%		(0.40)%	(0.42)%	0.09%
Portfolio Turnover Rate	12%	30%	22%		27%	30%	39%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$26.25	$22.45	$21.13	$22.47	$21.79	$17.65
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.12)(1)	(0.22)(1)	(0.17)(1)	(0.24)(1)	(0.25)(1)	(0.06)
Net realized and unrealized gain/(loss)	2.70	4.67	3.20	1.26	1.82	5.05
Total from Investment Operations	2.58	4.45	3.03	1.02	1.57	4.99
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(1.46)	(0.65)	(1.71)	(2.36)	(0.89)	(0.85)
Total Dividends and Distributions	(1.46)	(0.65)	(1.71)	(2.36)	(0.89)	(0.85)
Net Asset Value, End of Period	$27.37	$26.25	$22.45	$21.13	$22.47	$21.79
Total Return*	10.04%	20.34%	15.11%	4.21%	7.32%	29.48%
Net Assets, End of Period (in thousands)	$217,585	$215,499	$228,218	$235,409	$208,869	$202,466
Average Net Assets for the Period (in thousands)	$219,828	$216,651	$230,812	$246,725	$215,905	$160,080
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.76%	1.75%	1.78%	1.73%	1.83%	1.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.76%	1.75%	1.78%	1.73%	1.83%	1.85%
Ratio of Net Investment Income/(Loss)	(0.93)%	(0.91)%	(0.81)%	(1.02)%	(1.11)%	(0.64)%
Portfolio Turnover Rate	12%	30%	22%	27%	30%	39%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	MARCH 31, 2018

Janus Henderson Triton Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$28.56	$24.18	$22.47	$23.57	$22.59	$18.14
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(1)(2)	0.01(1)	0.03(1)	(0.03)(1)	(0.03)(1)	0.06
Net realized and unrealized gain/(loss)	2.95	5.05	3.43	1.31	1.90	5.29
Total from Investment Operations	2.95	5.06	3.46	1.28	1.87	5.35
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.03)	(0.04)	(0.02)	—	(0.05)
Distributions (from capital gains)	(1.46)	(0.65)	(1.71)	(2.36)	(0.89)	(0.85)
Total Dividends and Distributions	(1.46)	(0.68)	(1.75)	(2.38)	(0.89)	(0.90)
Net Asset Value, End of Period	$30.05	$28.56	$24.18	$22.47	$23.57	$22.59
Total Return*	10.54%	21.47%	16.18%	5.19%	8.42%	30.79%
Net Assets, End of Period (in thousands)	$1,172,689	$1,074,740	$923,633	$841,863	$830,607	$827,017
Average Net Assets for the Period (in thousands)	$1,137,404	$979,341	$874,957	$909,865	$874,533	$705,383
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	0.81%	0.83%	0.83%	0.84%	0.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.81%	0.83%	0.83%	0.84%	0.83%
Ratio of Net Investment Income/(Loss)	0.02%	0.03%	0.14%	(0.11)%	(0.11)%	0.42%
Portfolio Turnover Rate	12%	30%	22%	27%	30%	39%

Class I Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$28.72	$24.31	$22.58	$23.68	$22.68	$18.21
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.01(1)	0.02(1)	0.04(1)	(0.01)(1)	(0.02)(1)	0.07
Net realized and unrealized gain/(loss)	2.97	5.08	3.45	1.30	1.91	5.32
Total from Investment Operations	2.98	5.10	3.49	1.29	1.89	5.39
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.04)	(0.05)	(0.03)	—	(0.07)
Distributions (from capital gains)	(1.46)	(0.65)	(1.71)	(2.36)	(0.89)	(0.85)
Total Dividends and Distributions	(1.46)	(0.69)	(1.76)	(2.39)	(0.89)	(0.92)
Net Asset Value, End of Period	$30.24	$28.72	$24.31	$22.58	$23.68	$22.68
Total Return*	10.59%	21.52%	16.24%	5.20%	8.48%	30.91%
Net Assets, End of Period (in thousands)	$2,106,314	$1,928,184	$1,412,659	$1,270,497	$1,130,109	$1,312,895
Average Net Assets for the Period (in thousands)	$2,038,854	$1,641,647	$1,322,407	$1,332,826	$1,239,318	$1,123,056
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.77%	0.78%	0.77%	0.79%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.77%	0.78%	0.77%	0.79%	0.76%
Ratio of Net Investment Income/(Loss)	0.07%	0.07%	0.18%	(0.06)%	(0.07)%	0.45%
Portfolio Turnover Rate	12%	30%	22%	27%	30%	39%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Triton Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$28.80	$24.37	$22.62	$23.71	$22.68	$18.22
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(1)	0.04(1)	0.06(1)	—(1)(2)	0.01(1)	0.10
Net realized and unrealized gain/(loss)	2.97	5.10	3.46	1.32	1.91	5.29
Total from Investment Operations	3.00	5.14	3.52	1.32	1.92	5.39
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.06)	(0.06)	(0.05)	—	(0.08)
Distributions (from capital gains)	(1.46)	(0.65)	(1.71)	(2.36)	(0.89)	(0.85)
Total Dividends and Distributions	(1.46)	(0.71)	(1.77)	(2.41)	(0.89)	(0.93)
Net Asset Value, End of Period	$30.34	$28.80	$24.37	$22.62	$23.71	$22.68
Total Return*	10.63%	21.63%	16.39%	5.31%	8.61%	30.95%
Net Assets, End of Period (in thousands)	$2,297,999	$1,614,834	$830,583	$502,638	$217,789	$120,673
Average Net Assets for the Period (in thousands)	$2,003,824	$1,158,522	$658,825	$361,014	$164,744	$91,626
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.67%	0.67%	0.68%	0.67%	0.68%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.67%	0.68%	0.67%	0.68%	0.68%
Ratio of Net Investment Income/(Loss)	0.17%	0.17%	0.29%	(0.01)%	0.06%	0.47%
Portfolio Turnover Rate	12%	30%	22%	27%	30%	39%

Class R Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$27.34	$23.28	$21.78	$23.03	$22.22	$17.91
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.08)(1)	(0.14)(1)	(0.10)(1)	(0.17)(1)	(0.16)(1)	0.01
Net realized and unrealized gain/(loss)	2.82	4.85	3.31	1.28	1.86	5.15
Total from Investment Operations	2.74	4.71	3.21	1.11	1.70	5.16
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(1.46)	(0.65)	(1.71)	(2.36)	(0.89)	(0.85)
Total Dividends and Distributions	(1.46)	(0.65)	(1.71)	(2.36)	(0.89)	(0.85)
Net Asset Value, End of Period	$28.62	$27.34	$23.28	$21.78	$23.03	$22.22
Total Return*	10.23%	20.74%	15.51%	4.52%	7.78%	30.02%
Net Assets, End of Period (in thousands)	$345,244	$314,746	$248,942	$185,921	$144,014	$125,829
Average Net Assets for the Period (in thousands)	$336,839	$276,566	$217,482	$175,856	$143,875	$78,346
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.42%	1.42%	1.44%	1.42%	1.43%	1.43%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.42%	1.42%	1.44%	1.42%	1.43%	1.43%
Ratio of Net Investment Income/(Loss)	(0.58)%	(0.58)%	(0.47)%	(0.72)%	(0.70)%	(0.27)%
Portfolio Turnover Rate	12%	30%	22%	27%	30%	39%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

24	MARCH 31, 2018

Janus Henderson Triton Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$27.81	$23.61	$22.01	$23.19	$22.32	$17.96
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.05)(1)	(0.08)(1)	(0.05)(1)	(0.11)(1)	(0.10)(1)	0.03
Net realized and unrealized gain/(loss)	2.87	4.93	3.36	1.29	1.86	5.20
Total from Investment Operations	2.82	4.85	3.31	1.18	1.76	5.23
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	(0.02)
Distributions (from capital gains)	(1.46)	(0.65)	(1.71)	(2.36)	(0.89)	(0.85)
Total Dividends and Distributions	(1.46)	(0.65)	(1.71)	(2.36)	(0.89)	(0.87)
Net Asset Value, End of Period	$29.17	$27.81	$23.61	$22.01	$23.19	$22.32
Total Return*	10.35%	21.05%	15.82%	4.81%	8.02%	30.37%
Net Assets, End of Period (in thousands)	$536,827	$498,839	$394,708	$336,526	$336,292	$294,312
Average Net Assets for the Period (in thousands)	$524,341	$435,784	$360,952	$363,204	$327,838	$211,261
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.17%	1.17%	1.18%	1.17%	1.18%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.17%	1.17%	1.18%	1.17%	1.18%	1.18%
Ratio of Net Investment Income/(Loss)	(0.33)%	(0.33)%	(0.21)%	(0.45)%	(0.45)%	0.01%
Portfolio Turnover Rate	12%	30%	22%	27%	30%	39%

Class T Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$28.39	$24.05	$22.36	$23.47	$22.52	$18.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.01)(1)	(0.02)(1)	0.01(1)	(0.05)(1)	(0.05)(1)	0.05
Net realized and unrealized gain/(loss)	2.92	5.03	3.41	1.31	1.89	5.27
Total from Investment Operations	2.91	5.01	3.42	1.26	1.84	5.32
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.02)	(0.02)	(0.01)	—	(0.04)
Distributions (from capital gains)	(1.46)	(0.65)	(1.71)	(2.36)	(0.89)	(0.85)
Total Dividends and Distributions	(1.46)	(0.67)	(1.73)	(2.37)	(0.89)	(0.89)
Net Asset Value, End of Period	$29.84	$28.39	$24.05	$22.36	$23.47	$22.52
Total Return*	10.46%	21.34%	16.09%	5.12%	8.31%	30.66%
Net Assets, End of Period (in thousands)	$2,976,981	$2,784,374	$2,563,055	$2,420,726	$2,136,397	$2,138,223
Average Net Assets for the Period (in thousands)	$2,909,417	$2,611,122	$2,445,216	$2,537,954	$2,240,693	$1,744,940
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.92%	0.92%	0.93%	0.92%	0.93%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.91%	0.92%	0.91%	0.92%	0.92%
Ratio of Net Investment Income/(Loss)	(0.08)%	(0.07)%	0.04%	(0.20)%	(0.20)%	0.31%
Portfolio Turnover Rate	12%	30%	22%	27%	30%	39%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Triton Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Triton Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. The Fund is closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

26	MARCH 31, 2018

Janus Henderson Triton Fund

Notes to Financial Statements (unaudited)

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Janus Investment Fund	27

Janus Henderson Triton Fund

Notes to Financial Statements (unaudited)

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2018.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $77,364,412 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

28	MARCH 31, 2018

Janus Henderson Triton Fund

Notes to Financial Statements (unaudited)

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2018 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Janus Investment Fund	29

Janus Henderson Triton Fund

Notes to Financial Statements (unaudited)

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the

30	MARCH 31, 2018

Janus Henderson Triton Fund

Notes to Financial Statements (unaudited)

difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Janus Investment Fund	31

Janus Henderson Triton Fund

Notes to Financial Statements (unaudited)

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments as of March 31, 2018” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc.	$20,133	$—	$—	$20,133
Citibank NA	22,825	—	—	22,825
Deutsche Bank AG	158,308,973	—	(158,308,973)	—
HSBC Securities (USA), Inc.	97,360	—	—	97,360

Total	$158,449,291	$—	$(158,308,973)	$140,318
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian

32	MARCH 31, 2018

Janus Henderson Triton Fund

Notes to Financial Statements (unaudited)

functions in accordance with the Agency Securities Lending and Repurchase Agreement. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The Fund generally does not exchange collateral on its forward currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Janus Investment Fund	33

Janus Henderson Triton Fund

Notes to Financial Statements (unaudited)

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of March 31, 2018, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $158,308,973 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2018 is $162,404,749, resulting in the net amount due to the counterparty of $4,095,776.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.92% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2019. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the

34	MARCH 31, 2018

Janus Henderson Triton Fund

Notes to Financial Statements (unaudited)

Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as

Janus Investment Fund	35

Janus Henderson Triton Fund

Notes to Financial Statements (unaudited)

“Fund administration fees” on the Statement of Operations. Total compensation of $268,180 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2018. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $240,213 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2018.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2018 can be found in a table located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2018, Janus Henderson Distributors retained upfront sales charges of $4,014.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2018.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2018, redeeming shareholders of Class C Shares paid CDSCs of $1,841.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the

36	MARCH 31, 2018

Janus Henderson Triton Fund

Notes to Financial Statements (unaudited)

current market price to save costs where allowed. During the period ended March 31, 2018, the Fund engaged in cross trades amounting to $7,498,378 in purchases.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2018 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 7,072,514,288	$3,533,903,344	$(241,979,771)	$ 3,291,923,573

Information on the tax components of derivatives as of March 31, 2018 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ -	$ 140,318	$ -	$ 140,318

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Janus Investment Fund	37

Janus Henderson Triton Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended March 31, 2018		Year ended September 30, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	3,365,737	$ 97,555,675	6,877,855	$ 171,026,478
Reinvested dividends and distributions	545,570	15,395,989	512,002	12,134,445
Shares repurchased	(3,353,309)	(97,176,202)	(14,466,138)	(360,739,783)
Net Increase/(Decrease)	557,998	$ 15,775,462	(7,076,281)	$(177,578,860)
Class C Shares:
Shares sold	260,700	$ 7,011,619	586,469	$ 13,721,350
Reinvested dividends and distributions	386,749	10,171,509	240,107	5,354,381
Shares repurchased	(905,793)	(24,524,595)	(2,781,859)	(65,337,752)
Net Increase/(Decrease)	(258,344)	$ (7,341,467)	(1,955,283)	$ (46,262,021)
Class D Shares:
Shares sold	1,769,707	$ 52,314,913	3,278,221	$ 82,586,301
Reinvested dividends and distributions	1,856,485	53,466,745	1,061,479	25,560,423
Shares repurchased	(2,234,550)	(65,911,537)	(4,905,936)	(124,394,134)
Net Increase/(Decrease)	1,391,642	$ 39,870,121	(566,236)	$ (16,247,410)
Class I Shares:
Shares sold	9,488,639	$282,265,998	24,657,397	$ 629,772,617
Reinvested dividends and distributions	3,055,387	88,545,114	1,473,250	35,682,129
Shares repurchased	(10,019,191)	(297,226,890)	(17,105,693)	(438,623,045)
Net Increase/(Decrease)	2,524,835	$ 73,584,222	9,024,954	$ 226,831,701
Class N Shares:
Shares sold	22,038,394	$655,360,867	30,177,259	$ 782,224,661
Reinvested dividends and distributions	3,142,320	91,347,254	1,081,706	26,242,183
Shares repurchased	(5,511,027)	(164,422,063)	(9,277,897)	(239,249,758)
Net Increase/(Decrease)	19,669,687	$582,286,058	21,981,068	$ 569,217,086
Class R Shares:
Shares sold	2,074,918	$ 58,498,829	4,316,448	$ 105,200,322
Reinvested dividends and distributions	513,788	14,113,767	253,943	5,883,861
Shares repurchased	(2,035,513)	(57,439,775)	(3,750,970)	(91,662,786)
Net Increase/(Decrease)	553,193	$ 15,172,821	819,421	$ 19,421,397
Class S Shares:
Shares sold	2,833,652	$ 81,606,060	5,716,827	$ 142,007,975
Reinvested dividends and distributions	917,848	25,681,393	464,324	10,920,900
Shares repurchased	(3,284,940)	(93,987,006)	(4,960,003)	(122,698,216)
Net Increase/(Decrease)	466,560	$ 13,300,447	1,221,148	$ 30,230,659
Class T Shares:
Shares sold	6,574,593	$193,263,247	13,808,841	$ 348,086,240
Reinvested dividends and distributions	4,889,967	139,901,947	2,890,546	69,257,477
Shares repurchased	(9,800,234)	(286,629,913)	(25,201,094)	(635,724,043)
Net Increase/(Decrease)	1,664,326	$ 46,535,281	(8,501,707)	$(218,380,326)

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,627,542,917	$1,133,768,144	$ -	$ -

38	MARCH 31, 2018

Janus Henderson Triton Fund

Notes to Financial Statements (unaudited)

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	39

Janus Henderson Triton Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

40	MARCH 31, 2018

Janus Henderson Triton Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

Janus Investment Fund	41

Janus Henderson Triton Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

42	MARCH 31, 2018

Janus Henderson Triton Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

Janus Investment Fund	43

Janus Henderson Triton Fund

Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

44	MARCH 31, 2018

Janus Henderson Triton Fund

Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Investment Fund	45

Janus Henderson Triton Fund

Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

46	MARCH 31, 2018

Janus Henderson Triton Fund

Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

Janus Investment Fund	47

Janus Henderson Triton Fund

Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

48	MARCH 31, 2018

Janus Henderson Triton Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Janus Investment Fund	49

Janus Henderson Triton Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

50	MARCH 31, 2018

Janus Henderson Triton Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	51

Janus Henderson Triton Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

52	MARCH 31, 2018

Janus Henderson Triton Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	53

Janus Henderson Triton Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

54	MARCH 31, 2018

Janus Henderson Triton Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	55

Janus Henderson Triton Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

56	MARCH 31, 2018

Janus Henderson Triton Fund

Notes

NotesPage1

Janus Investment Fund	57

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-24-93054 05-18

SEMIANNUAL REPORT March 31, 2018

Janus Henderson U.S. Growth Opportunities Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson U.S. Growth Opportunities Fund

Janus Henderson U.S. Growth Opportunities Fund (unaudited)

FUND SNAPSHOT

The Janus Henderson U.S. Growth Opportunities Fund is an actively managed U.S. growth strategy that engages in fundamental analysis to identify high-quality companies with strong growth characteristics. The strategy seeks long-term capital appreciation by investing in small, medium and large capitalization stocks.

Kristi Guay co-portfolio manager	Derek J. Pawlak co-portfolio manager	W. Scott Priebe co-portfolio manager

PERFORMANCE

The Janus Henderson U.S. Growth Opportunities Fund generated a return of 10.43% over the six-month period from October 1, 2017, to March 31, 2018. The Fund’s benchmark, the Russell 3000® Growth Index, returned 9.20%.

INVESTMENT ENVIRONMENT

The fourth quarter of 2017 was a good period for equities as investors celebrated the Tax Cuts and Jobs Act of 2017, and that rally continued into the first part of 2018 but it was short-lived. If the first quarter of 2018 is any indication as to what investors should expect for 2018, then continued turbulence should be the base case. Following 2017, which was a year comprised of low volatility coupled with some of the highest returns in recent memory, 2018 thus far is a reminder that investing involves risk and markets inevitably correct. In early February, fear jolted equity markets and market volatility increased nearly three-fold in a matter of hours. Investors feared inflation was finally starting to manifest and the Federal Reserve (Fed) would be forced to raise rates more quickly than anticipated, which resulted in the broader markets tumbling. Markets oscillated over the remaining half of the quarter, ending slightly ahead of the February 8 lows. Investors had to weigh positives, such as strong economic growth and strong employment figures, against a backdrop of Fed rate increases, a possible trade war with China and growing concern over some of the largest technology stocks. What we believe was clear through this period of uncertainty is the importance of investing in high-quality companies that outperformed the market, and that abnormally low volatility can’t last forever.

PERFORMANCE DISCUSSION

The Fund outperformed its primary benchmark over the reporting period. The outperformance can be attributed to strong stock selection in technology, producer durables, and materials and processing, based on Russell sectors.

Within the technology sector, Adobe Systems and Red Hat were the top contributors; both companies reported strong earnings during the period and are benefiting from a shift to cloud-based service. CoStar Group was the top performer in the producer durables sector and the third-greatest contributor to performance; the company has continued to see strong organic growth with strong bookings numbers and opportunity for further margin expansion.

Detracting from relative performance were consumer discretionary and consumer staples; with the former the underperformance was partially the result of stock selection in the Fund but also the result of not owning some top performers in the index that didn’t meet our threshold for high quality and thus were not considered for investment. Walgreens Boots Alliance was the greatest detractor in the consumer staples sector; the company posted good results this past quarter but investors are looking for clarity regarding merger and acquisition strategy.

During the period the Fund initiated positions in Bright Horizons Family Solutions, Watsco, Paycom Software, Edwards Lifesciences and Allegiant Travel Co. The Fund exited positions in Acuity Brands, Tractor Supply Company, JM Smucker Company, Ultimate Software and Middleby.

OUTLOOK

At its core the U.S. economy looks strong and the 2017 tax cut should provide a tailwind to what was already a good economic backdrop. Investors have a never-ending litany of potential reasons to be pessimistic: a trade war with China, central bank missteps, mid-term elections and general geopolitical unrest, but concerns with macro factors generally persist, and we believe investors need to remain focused on the fundamentals. In a market where we expect volatility to persist and the Fed continues raising rates, we believe it will be a good environment for

Janus Investment Fund	1

Janus Henderson U.S. Growth Opportunities Fund (unaudited)

active managers, and in particular high-quality focused, active managers.

Thank you for your investment in Janus Henderson U.S. Growth Opportunities Fund.

2	MARCH 31, 2018

Janus Henderson U.S. Growth Opportunities Fund (unaudited)

Fund At A Glance

March 31, 2018

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Adobe Systems Inc	1.61%	Celgene Corp	-1.24%
	Red Hat Inc	1.01%	Henry Schein Inc	-0.48%
	CoStar Group Inc	0.88%	Walgreens Boots Alliance Inc	-0.32%
	Paycom Software Inc	0.74%	Ulta Beauty Inc	-0.19%
	Intuit Inc	0.74%	Allegiant Travel Co	-0.06%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell 3000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Information Technology	2.61%	37.42%	37.40%
	Materials	0.29%	2.71%	3.75%
	Real Estate	0.20%	0.00%	2.49%
	Industrials	0.16%	11.68%	12.95%
	Telecommunications Services	0.10%	0.00%	0.93%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell 3000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Consumer Discretionary	-1.03%	16.70%	17.80%
	Financials	-0.39%	6.45%	3.60%
	Other**	-0.21%	2.58%	0.00%
	Consumer Staples	-0.17%	5.06%	6.22%
	Health Care	-0.03%	17.41%	13.90%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson U.S. Growth Opportunities Fund (unaudited)

Fund At A Glance

March 31, 2018

5 Largest Equity Holdings - (% of Net Assets)
Adobe Systems Inc
Software	3.7%
Fiserv Inc
Information Technology Services	3.7%
Red Hat Inc
Software	3.5%
Microchip Technology Inc
Semiconductor & Semiconductor Equipment	3.4%
Visa Inc
Information Technology Services	3.4%
17.7%

Asset Allocation - (% of Net Assets)
Common Stocks	96.0%
Investment Companies	4.5%
Other	(0.5)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2018	As of September 30, 2017

4	MARCH 31, 2018

Janus Henderson U.S. Growth Opportunities Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2018				per the January 26, 2018 prospectuses
	Fiscal Year-to-Date	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	10.16%	17.62%	10.13%	2.62%	1.14%
Class A Shares at MOP	3.83%	10.88%	8.16%
Class C Shares at NAV	9.81%	16.79%	9.32%	3.33%	1.85%
Class C Shares at CDSC	8.81%	15.79%	9.32%
Class D Shares(1)	10.25%	17.55%	8.96%	2.40%	0.94%
Class I Shares	10.43%	17.86%	10.40%	2.35%	0.86%
Class N Shares	10.37%	17.60%	9.77%	2.28%	0.83%
Class S Shares	10.19%	17.24%	8.64%	2.78%	1.32%
Class T Shares	10.26%	17.45%	8.88%	2.47%	1.06%
Russell 3000 Growth Index	9.20%	21.06%	12.77%
Morningstar Quartile - Class I Shares	-	3rd	3rd
Morningstar Ranking - based on total returns for Large Growth Funds	-	1,063/1,425	856/1,358

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through February 1, 2019.

Janus Investment Fund	5

Janus Henderson U.S. Growth Opportunities Fund (unaudited)

Performance

The expense ratios shown are estimated.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Returns of the Fund shown prior to June 5, 2017, are those for Henderson U.S. Growth Opportunities Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Geneva Capital Management. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares, Class C Shares, and Class I Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on December 18, 2014. Class R6 Shares of the Predecessor Fund commenced operations on November 30, 2015. Class D Shares, Class S Shares, and Class T Shares commenced operations on June 5, 2017.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Predecessor Fund’s inception date – December 18, 2014

(1) Closed to certain new investors.

6	MARCH 31, 2018

Janus Henderson U.S. Growth Opportunities Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/17)	Ending Account Value (3/31/18)	Expenses Paid During Period (10/1/17 - 3/31/18)†	Beginning Account Value (10/1/17)	Ending Account Value (3/31/18)	Expenses Paid During Period (10/1/17 - 3/31/18)†	Net Annualized Expense Ratio (10/1/17 - 3/31/18)
Class A Shares	$1,000.00	$1,101.60	$6.13	$1,000.00	$1,019.10	$5.89	1.17%
Class C Shares	$1,000.00	$1,098.10	$9.62	$1,000.00	$1,015.76	$9.25	1.84%
Class D Shares	$1,000.00	$1,102.50	$4.93	$1,000.00	$1,020.24	$4.73	0.94%
Class I Shares	$1,000.00	$1,104.30	$4.56	$1,000.00	$1,020.59	$4.38	0.87%
Class N Shares	$1,000.00	$1,103.70	$4.30	$1,000.00	$1,020.84	$4.13	0.82%
Class S Shares	$1,000.00	$1,101.90	$6.60	$1,000.00	$1,018.65	$6.34	1.26%
Class T Shares	$1,000.00	$1,102.60	$5.56	$1,000.00	$1,019.65	$5.34	1.06%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson U.S. Growth Opportunities Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – 96.0%
Airlines – 1.7%
Allegiant Travel Co	1,172	$202,229
Banks – 2.7%
Bank of the Ozarks Inc	6,620	319,547
Biotechnology – 2.1%
Celgene Corp*	2,797	249,520
Capital Markets – 3.3%
Raymond James Financial Inc	4,339	387,950
Chemicals – 2.6%
Ecolab Inc	2,233	306,077
Diversified Consumer Services – 2.0%
Bright Horizons Family Solutions Inc*	2,297	229,057
Electronic Equipment, Instruments & Components – 2.7%
Amphenol Corp	3,648	314,202
Food & Staples Retailing – 4.4%
Costco Wholesale Corp	1,693	319,012
Walgreens Boots Alliance Inc	2,964	194,053
		513,065
Health Care Equipment & Supplies – 8.7%
Cantel Medical Corp	3,393	378,014
Danaher Corp	3,584	350,909
Edwards Lifesciences Corp*	2,020	281,830
		1,010,753
Health Care Providers & Services – 1.6%
Henry Schein Inc*	2,810	188,860
Hotels, Restaurants & Leisure – 2.0%
Starbucks Corp	3,981	230,460
Information Technology Services – 7.1%
Fiserv Inc*	6,024	429,572
Visa Inc	3,338	399,292
		828,864
Internet Software & Services – 3.3%
Alphabet Inc*	374	387,890
Life Sciences Tools & Services – 5.7%
Bio-Techne Corp	2,193	331,231
Thermo Fisher Scientific Inc	1,589	328,065
		659,296
Machinery – 7.3%
Fortive Corp	3,966	307,444
IDEX Corp	2,281	325,065
Snap-on Inc	1,470	216,884
		849,393
Media – 2.3%
Walt Disney Co	2,607	261,847
Professional Services – 3.0%
CoStar Group Inc*	962	348,898
Semiconductor & Semiconductor Equipment – 3.4%
Microchip Technology Inc	4,379	400,065
Software – 18.3%
Adobe Systems Inc*	2,006	433,506
Intuit Inc	2,011	348,607
Paycom Software Inc*	2,758	296,182
Red Hat Inc*	2,702	403,976
salesforce.com Inc*	3,123	363,205
Tyler Technologies Inc*	1,369	288,804
		2,134,280
Specialty Retail – 6.8%
Lowe's Cos Inc	2,702	237,101
TJX Cos Inc	4,260	347,446

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2018

Janus Henderson U.S. Growth Opportunities Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – (continued)
Specialty Retail – (continued)
Ulta Beauty Inc*	1,017	$207,743
		792,290
Textiles, Apparel & Luxury Goods – 2.9%
VF Corp	4,546	336,950
Trading Companies & Distributors – 2.1%
Watsco Inc	1,375	248,834
Total Common Stocks (cost $8,825,131)		11,200,327
Investment Companies – 4.5%
Money Markets – 4.5%
Fidelity Investments Money Market Treasury Portfolio, 1.4900%ºº (cost $524,071)	524,071	524,071
Total Investments (total cost $9,349,202) – 100.5%		11,724,398
Liabilities, net of Cash, Receivables and Other Assets – (0.5)%		(62,959)
Net Assets – 100%		$11,661,439

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson U.S. Growth Opportunities Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 3000® Growth Index	Russell 3000® Growth Index reflects the performance of U.S. equities with higher price-to-book ratios and higher forecasted growth values.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2018.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$11,200,327	$-	$-
Investment Companies	524,071	-	-
Total Assets	$11,724,398	$-	$-

10	MARCH 31, 2018

Janus Henderson U.S. Growth Opportunities Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2018

Assets:
Investments, at value(1)	$11,724,398
Non-interested Trustees' deferred compensation	235
Receivables:
Fund shares sold	5,700
Dividends	3,537
Other assets	424
Total Assets	11,734,294
Liabilities:
Payables:	—
Fund shares repurchased	45,266
Professional fees	17,910
Advisory fees	4,960
Transfer agent fees and expenses	2,018
12b-1 Distribution and shareholder servicing fees	686
Non-interested Trustees' deferred compensation fees	235
Fund administration fees	80
Non-interested Trustees' fees and expenses	66
Custodian fees	10
Accrued expenses and other payables	1,624
Total Liabilities	72,855
Net Assets	$11,661,439

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson U.S. Growth Opportunities Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2018

Net Assets Consist of:
Capital (par value and paid-in surplus)	$9,142,539
Undistributed net investment income/(loss)	(11,247)
Undistributed net realized gain/(loss) from investments	154,951
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	2,375,196
Total Net Assets	$11,661,439
Net Assets - Class A Shares	$2,231,395
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	163,820
Net Asset Value Per Share(2)	$13.62
Maximum Offering Price Per Share(3)	$14.45
Net Assets - Class C Shares	$204,841
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,412
Net Asset Value Per Share(2)	$13.29
Net Assets - Class D Shares	$5,585,391
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	406,744
Net Asset Value Per Share	$13.73
Net Assets - Class I Shares	$101,561
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,397
Net Asset Value Per Share	$13.73
Net Assets - Class N Shares	$56,623
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,134
Net Asset Value Per Share	$13.70
Net Assets - Class S Shares	$55,845
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,077
Net Asset Value Per Share	$13.70
Net Assets - Class T Shares	$3,425,783
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	249,602
Net Asset Value Per Share	$13.72

(1) Includes cost of $9,349,202.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

12	MARCH 31, 2018

Janus Henderson U.S. Growth Opportunities Fund

Statement of Operations (unaudited)

For the period ended March 31, 2018

Investment Income:
Dividends	$37,154
Other income	1,605
Total Investment Income	38,759
Expenses:
Advisory fees	36,359
12b-1 Distribution and shareholder servicing fees:
Class A Shares	2,704
Class C Shares	987
Class S Shares	67
Transfer agent administrative fees and expenses:
Class D Shares	3,341
Class S Shares	67
Class T Shares	1,961
Transfer agent networking and omnibus fees:
Class A Shares	989
Class C Shares	10
Class I Shares	17
Other transfer agent fees and expenses:
Class A Shares	224
Class C Shares	27
Class D Shares	494
Class I Shares	13
Class N Shares	5
Class S Shares	5
Class T Shares	9
Registration fees	24,079
Professional fees	22,700
Shareholder reports expense	1,080
Fund administration fees	377
Custodian fees	312
Non-interested Trustees’ fees and expenses	121
Other expenses	1,544
Total Expenses	97,492
Less: Excess Expense Reimbursement and Waivers	(47,639)
Net Expenses	49,853
Net Investment Income/(Loss)	(11,094)
Net Realized Gain/(Loss) on Investments:
Investments	155,852
Total Net Realized Gain/(Loss) on Investments	155,852
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	716,590
Total Change in Unrealized Net Appreciation/Depreciation	716,590
Net Increase/(Decrease) in Net Assets Resulting from Operations	$861,348

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson U.S. Growth Opportunities Fund

Statements of Changes in Net Assets

	Period ended March 31, 2018	Period ended September 30, 2017(1)	Year ended July 31, 2017(2)

Operations:
Net investment income/(loss)	$(11,094)	$(413)	$(5,369)
Net realized gain/(loss) on investments	155,852	54,434	170,304
Change in unrealized net appreciation/depreciation	716,590	110,760	656,417
Net Increase/(Decrease) in Net Assets Resulting from Operations	861,348	164,781	821,352
Dividends and Distributions to Shareholders:
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(16,704)	—	—
Class C Shares	(1,559)	—	—
Class D Shares	(36,525)	—	—
Class I Shares	(718)	—	—
Class N Shares	(417)	—	—
Class S Shares	(412)	—	—
Class T Shares	(13,116)	—	—
Net Decrease from Dividends and Distributions to Shareholders	(69,451)	—	—
Capital Share Transactions:
Class A Shares	(38,501)	(47,763)	(880,592)
Class C Shares	1,434	(15,705)	5,802
Class D Shares	(741,240)	242,284	5,473,224
Class I Shares	38,873	33,603	(174,694)
Class N Shares	720	85	(6,316,723)
Class S Shares	412	—	50,010
Class T Shares	3,315,305	2,500	50,010
Net Increase/(Decrease) from Capital Share Transactions	2,577,003	215,004	(1,792,963)
Net Increase/(Decrease) in Net Assets	3,368,900	379,785	(971,611)
Net Assets:
Beginning of period	8,292,539	7,912,754	8,884,365
End of period	$11,661,439	$8,292,539	$7,912,754

Undistributed Net Investment Income/(Loss)	$(11,247)	$(153)	$(141)

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from June 5, 2017 (inception date) through July 31, 2017 for Class D Shares, Class S Shares and Class T Shares.

See Notes to Financial Statements.

14	MARCH 31, 2018

Janus Henderson U.S. Growth Opportunities Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and the period ended September 30, 2017	2018	2017(1)
Net Asset Value, Beginning of Period	$12.46	$12.22
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.02)	—(3)
Net realized and unrealized gain/(loss)	1.28	0.24
Total from Investment Operations	1.26	0.24
Less Dividends and Distributions:
Dividends (from net investment income)	—	—
Distributions (from capital gains)	(0.10)	—
Total Dividends and Distributions	(0.10)	—
Net Asset Value, End of Period	$13.62	$12.46
Total Return*	10.16%	1.96%
Net Assets, End of Period (in thousands)	$2,231	$2,079
Average Net Assets for the Period (in thousands)	$2,168	$2,056
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.18%	1.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.17%	1.18%
Ratio of Net Investment Income/(Loss)	(0.36)%	(0.17)%
Portfolio Turnover Rate	14%	2%

Class C Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and the period ended September 30, 2017	2018	2017(1)
Net Asset Value, Beginning of Period	$12.20	$11.98
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.07)	(0.02)
Net realized and unrealized gain/(loss)	1.26	0.24
Total from Investment Operations	1.19	0.22
Less Dividends and Distributions:
Dividends (from net investment income)	—	—
Distributions (from capital gains)	(0.10)	—
Total Dividends and Distributions	(0.10)	—
Net Asset Value, End of Period	$13.29	$12.20
Total Return*	9.81%	1.84%
Net Assets, End of Period (in thousands)	$205	$187
Average Net Assets for the Period (in thousands)	$198	$183
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.86%	2.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.84%	1.96%
Ratio of Net Investment Income/(Loss)	(1.04)%	(0.96)%
Portfolio Turnover Rate	14%	2%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson U.S. Growth Opportunities Fund

Financial Highlights

Class A Shares
For a share outstanding during the year or period ended July 31	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$11.14	$11.19	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.02)	(0.04)	(0.03)
Net realized and unrealized gain/(loss)	1.10	(0.01)(3)	1.22
Total from Investment Operations	1.08	(0.05)	1.19
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—
Distributions (from capital gains)	—	—	—
Total Dividends and Distributions	—	—	—
Net Asset Value, End of Period	$12.22	$11.14	$11.19
Total Return*	9.69%	(0.45)%	11.90%
Net Assets, End of Period (in thousands)	$2,086	$2,750	$1,617
Average Net Assets for the Period (in thousands)	$2,539	$2,227	$881
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.25%	2.53%(4)	3.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%	1.20%	1.20%
Ratio of Net Investment Income/(Loss)	(0.21)%	(0.38)%	(0.46)%
Portfolio Turnover Rate	27%	8%	12%

Class C Shares
For a share outstanding during the year or period ended July 31	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$11.01	$11.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.11)	(0.13)	(0.07)
Net realized and unrealized gain/(loss)	1.08	—(5)	1.21
Total from Investment Operations	0.97	(0.13)	1.14
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—
Distributions (from capital gains)	—	—	—
Total Dividends and Distributions	—	—	—
Net Asset Value, End of Period	$11.98	$11.01	$11.14
Total Return*	8.81%	(1.17)%	11.40%
Net Assets, End of Period (in thousands)	$199	$176	$11
Average Net Assets for the Period (in thousands)	$196	$102	$11
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.99%	3.20%(4)	4.64%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.94%	1.95%	1.95%
Ratio of Net Investment Income/(Loss)	(0.98)%	(1.19)%	(1.00)%
Portfolio Turnover Rate	27%	8%	12%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 18, 2014 (inception date) through July 31, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) This amount does not agree with the change in the aggregate gains and losses in the Fund's securities for the year or period due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's securities.

(4) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.01% higher had the custodian not reimbursed the Fund.

(5) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

16	MARCH 31, 2018

Janus Henderson U.S. Growth Opportunities Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and the period ended September 30, 2017	2018	2017(1)
Net Asset Value, Beginning of Period	$12.55	$12.30
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.01)	—(3)
Net realized and unrealized gain/(loss)	1.29	0.25
Total from Investment Operations	1.28	0.25
Less Dividends and Distributions:
Dividends (from net investment income)	—	—
Distributions (from capital gains)	(0.10)	—
Total Dividends and Distributions	(0.10)	—
Net Asset Value, End of Period	$13.73	$12.55
Total Return*	10.25%	2.03%
Net Assets, End of Period (in thousands)	$5,585	$5,818
Average Net Assets for the Period (in thousands)	$5,584	$5,597
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.96%	1.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.94%	0.95%
Ratio of Net Investment Income/(Loss)	(0.14)%	0.05%
Portfolio Turnover Rate	14%	2%

Class I Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and the period ended September 30, 2017	2018	2017(1)
Net Asset Value, Beginning of Period	$12.53	$12.29
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	—(3)	—(3)
Net realized and unrealized gain/(loss)	1.30	0.24
Total from Investment Operations	1.30	0.24
Less Dividends and Distributions:
Dividends (from net investment income)	—	—
Distributions (from capital gains)	(0.10)	—
Total Dividends and Distributions	(0.10)	—
Net Asset Value, End of Period	$13.73	$12.53
Total Return*	10.43%	1.95%
Net Assets, End of Period (in thousands)	$102	$55
Average Net Assets for the Period (in thousands)	$91	$35
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.89%	1.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	1.02%
Ratio of Net Investment Income/(Loss)	(0.06)%	(0.09)%
Portfolio Turnover Rate	14%	2%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson U.S. Growth Opportunities Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$12.35
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	—(3)
Net realized and unrealized gain/(loss)	(0.05)(4)
Total from Investment Operations	(0.05)
Less Dividends and Distributions:
Dividends (from net investment income)	—
Distributions (from capital gains)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$12.30
Total Return*	(0.40)%
Net Assets, End of Period (in thousands)	$5,459
Average Net Assets for the Period (in thousands)	$6,202
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%
Ratio of Net Investment Income/(Loss)	(0.15)%
Portfolio Turnover Rate	27%

Class I Shares
For a share outstanding during the year or period ended July 31	2017	2016	2015(5)
Net Asset Value, Beginning of Period	$11.19	$11.21	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01	—(3)	—(3)
Net realized and unrealized gain/(loss)	1.09	(0.02)(4)	1.21
Total from Investment Operations	1.10	(0.02)	1.21
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—
Distributions (from capital gains)	—	—	—
Total Dividends and Distributions	—	—	—
Net Asset Value, End of Period	$12.29	$11.19	$11.21
Total Return*	9.83%	(0.18)%	12.10%
Net Assets, End of Period (in thousands)	$20	$180	$5,770
Average Net Assets for the Period (in thousands)	$153	$1,982	$5,376
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.93%	2.47%(6)	3.39%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.94%	0.94%	0.95%
Ratio of Net Investment Income/(Loss)	0.05%	(0.02)%	0.01%
Portfolio Turnover Rate	27%	8%	12%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

(5) Period from December 18, 2014 (inception date) through July 31, 2015.

(6) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.01% higher had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

18	MARCH 31, 2018

Janus Henderson U.S. Growth Opportunities Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and the period ended September 30, 2017	2018	2017(1)
Net Asset Value, Beginning of Period	$12.51	$12.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	—(3)	—(3)
Net realized and unrealized gain/(loss)	1.29	0.25
Total from Investment Operations	1.29	0.25
Less Dividends and Distributions:
Dividends (from net investment income)	—	—
Distributions (from capital gains)	(0.10)	—
Total Dividends and Distributions	(0.10)	—
Net Asset Value, End of Period	$13.70	$12.51
Total Return*	10.37%	2.04%
Net Assets, End of Period (in thousands)	$57	$51
Average Net Assets for the Period (in thousands)	$54	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.83%	1.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.98%
Ratio of Net Investment Income/(Loss)	(0.02)%	0.03%
Portfolio Turnover Rate	14%	2%

Class S Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and the period ended September 30, 2017	2018	2017(1)
Net Asset Value, Beginning of Period	$12.53	$12.29
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.03)	—(3)
Net realized and unrealized gain/(loss)	1.30	0.24
Total from Investment Operations	1.27	0.24
Less Dividends and Distributions:
Dividends (from net investment income)	—	—
Distributions (from capital gains)	(0.10)	—
Total Dividends and Distributions	(0.10)	—
Net Asset Value, End of Period	$13.70	$12.53
Total Return*	10.19%	1.95%
Net Assets, End of Period (in thousands)	$56	$51
Average Net Assets for the Period (in thousands)	$54	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.33%	2.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.26%	1.16%
Ratio of Net Investment Income/(Loss)	(0.46)%	(0.16)%
Portfolio Turnover Rate	14%	2%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson U.S. Growth Opportunities Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended July 31	2017	2016(1)
Net Asset Value, Beginning of Period	$11.19	$11.11
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01	(0.01)
Net realized and unrealized gain/(loss)	1.06	0.09
Total from Investment Operations	1.07	0.08
Less Dividends and Distributions:
Dividends (from net investment income)	—	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	—	—
Net Asset Value, End of Period	$12.26	$11.19
Total Return*	9.56%	0.72%
Net Assets, End of Period (in thousands)	$50	$5,778
Average Net Assets for the Period (in thousands)	$4,935	$5,505
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.96%	2.06%(3)
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.95%
Ratio of Net Investment Income/(Loss)	0.07%	(0.17)%
Portfolio Turnover Rate	27%	8%

Class S Shares
For a share outstanding during the period ended July 31	2017(4)
Net Asset Value, Beginning of Period	$12.35
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.01)
Net realized and unrealized gain/(loss)	(0.05)(5)
Total from Investment Operations	(0.06)
Less Dividends and Distributions:
Dividends (from net investment income)	—
Distributions (from capital gains)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$12.29
Total Return*	(0.49)%
Net Assets, End of Period (in thousands)	$50
Average Net Assets for the Period (in thousands)	$49
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.14%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.31%
Ratio of Net Investment Income/(Loss)	(0.57)%
Portfolio Turnover Rate	27%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from November 30, 2015 (inception date) through July 31, 2016.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.01% higher had the custodian not reimbursed the Fund.

(4) Period from June 5, 2017 (inception date) through July 31, 2017.

(5) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

20	MARCH 31, 2018

Janus Henderson U.S. Growth Opportunities Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and the period ended September 30, 2017	2018	2017(1)
Net Asset Value, Beginning of Period	$12.54	$12.29
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.02)	—(3)
Net realized and unrealized gain/(loss)	1.30	0.25
Total from Investment Operations	1.28	0.25
Less Dividends and Distributions:
Dividends (from net investment income)	—	—
Distributions (from capital gains)	(0.10)	—
Total Dividends and Distributions	(0.10)	—
Net Asset Value, End of Period	$13.72	$12.54
Total Return*	10.26%	2.03%
Net Assets, End of Period (in thousands)	$3,426	$53
Average Net Assets for the Period (in thousands)	$1,555	$52
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.87%	1.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.06%	0.92%
Ratio of Net Investment Income/(Loss)	(0.28)%	0.09%
Portfolio Turnover Rate	14%	2%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson U.S. Growth Opportunities Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$12.35
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.01)
Net realized and unrealized gain/(loss)	(0.05)(3)
Total from Investment Operations	(0.06)
Less Dividends and Distributions:
Dividends (from net investment income)	—
Distributions (from capital gains)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$12.29
Total Return*	(0.49)%
Net Assets, End of Period (in thousands)	$50
Average Net Assets for the Period (in thousands)	$49
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.90%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.06%
Ratio of Net Investment Income/(Loss)	(0.33)%
Portfolio Turnover Rate	27%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

22	MARCH 31, 2018

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson U.S. Growth Opportunities Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson U.S. Growth Opportunities Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial statements and financial highlights. For the fiscal year ended July 31, 2016, and prior periods, the audits of those financial statements were performed by auditors different from the auditors of this report.

The last fiscal year end of the Predecessor Fund was July 31, 2016. The Fund's last fiscal year end was July 31, 2017. Subsequent to July 31, 2017, the Fund changed its fiscal year end to September 30, 2017, to reflect the fiscal year end of certain funds of the Trust. Certain prior year amounts have been reclassified to conform to the current period presentation. Presentation of certain financial statement line item descriptions have been changed to conform to the current period presentation.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson

Janus Investment Fund	23

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements (unaudited)

Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

24	MARCH 31, 2018

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements (unaudited)

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that

Janus Investment Fund	25

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements (unaudited)

would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade

26	MARCH 31, 2018

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements (unaudited)

agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.75
Next $1 Billion	0.70
Above $2 Billion	0.65

Geneva Capital Management (“Geneva”) serves as subadviser to the Fund. As subadviser, Geneva provides day-to-day management of the investment operations of the Fund subject to the general oversight of the Board of Trustees and Janus Capital. Geneva is an affiliate of Janus Capital through a common parent company.

Janus Capital pays Geneva a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Prior to the Reorganization, HGINA engaged Geneva to act as the investment sub-adviser to the Predecessor Fund. The sub-advisers provided research, advice and recommendations with respect to the purchase and sale of securities and made investment decisions regarding assets of the Predecessor Fund subject to the oversight of the Predecessor Fund’s Board of Trustees and the Predecessor Fund’s Adviser. No additional fees were charged to the Predecessor Fund for services of the sub-advisers as these fees were paid from the fees earned by HGINA.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.80% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2019. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the

Janus Investment Fund	27

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements (unaudited)

Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees

28	MARCH 31, 2018

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements (unaudited)

and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Total compensation of $268,180 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2018. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $240,213 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2018.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. There were no upfront sales charges retained by Janus Henderson Distributors during the period ended March 31, 2018.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2018.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended March 31, 2018.

Janus Investment Fund	29

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements (unaudited)

As of March 31, 2018, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	1	-*
Class I Shares	34	-*
Class N Shares	99	-*
Class S Shares	100	-*
Class T Shares	2	-*

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2018 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 9,364,075	$ 2,518,438	$ (158,115)	$ 2,360,323

30	MARCH 31, 2018

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2018		Period ended September 30, 2017(1)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	252	$ 3,440	-	$ -
Reinvested dividends and distributions	1,137	14,826	-	-
Shares repurchased	(4,412)	(56,767)	(3,885)	(47,763)
Net Increase/(Decrease)	(3,023)	$ (38,501)	(3,885)	$ (47,763)
Class C Shares:
Shares sold	4	$ 50	-	$ -
Reinvested dividends and distributions	122	1,559	-	-
Shares repurchased	(14)	(175)	(1,312)	(15,705)
Net Increase/(Decrease)	112	$ 1,434	(1,312)	$ (15,705)
Class D Shares:
Shares sold	210,704	$2,877,135	22,583	$276,569
Reinvested dividends and distributions	2,780	36,525	-	-
Shares repurchased	(270,438)	(3,654,900)	(2,750)	(34,285)
Net Increase/(Decrease)	(56,954)	$ (741,240)	19,833	$242,284
Class I Shares:
Shares sold	3,143	$ 40,427	4,372	$ 53,727
Reinvested dividends and distributions	34	446	-	-
Shares repurchased	(153)	(2,000)	(1,633)	(20,124)
Net Increase/(Decrease)	3,024	$ 38,873	2,739	$ 33,603
Class N Shares:
Shares sold	23	$ 303	7	$ 85
Reinvested dividends and distributions	32	417	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	55	$ 720	7	$ 85
Class S Shares:
Shares sold	-	$ -	-	$ -
Reinvested dividends and distributions	31	412	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	31	$ 412	-	$ -
Class T Shares:
Shares sold	245,361	$3,315,435	203	$ 2,500
Reinvested dividends and distributions	999	13,116	-	-
Shares repurchased	(1,007)	(13,246)	-	-
Net Increase/(Decrease)	245,353	$3,315,305	203	$ 2,500
(1)	Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

Janus Investment Fund	31

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements (unaudited)

Year ended July 31, 2017(1)(2)	Shares	Amount

Class A Shares:
Shares sold	18,942	$ 213,636
Reinvested dividends and distributions	-	-
Shares repurchased	(95,096)	(1,094,228)
Net Increase/(Decrease)	(76,154)	$ (880,592)
Class C Shares:
Shares sold	6,045	$ 66,766
Reinvested dividends and distributions	-	-
Shares repurchased	(5,463)	(60,964)
Net Increase/(Decrease)	582	$ 5,802
Class D Shares:
Shares sold	563,865	$ 6,957,625
Reinvested dividends and distributions	-	-
Shares repurchased	(120,000)	(1,484,401)
Net Increase/(Decrease)	443,865	$ 5,473,224
Class I Shares:
Shares sold	2,676	$ 28,821
Reinvested dividends and distributions	-	-
Shares repurchased	(17,137)	(203,515)
Net Increase/(Decrease)	(14,461)	$ (174,694)
Class N Shares:
Shares sold	6,195	$ 74,780
Reinvested dividends and distributions	-	-
Shares repurchased	(518,574)	(6,391,503)
Net Increase/(Decrease)	(512,379)	$(6,316,723)
Class S Shares:
Shares sold	4,046	$ 50,010
Reinvested dividends and distributions	-	-
Shares repurchased	-	-
Net Increase/(Decrease)	4,046	$ 50,010
Class T Shares:
Shares sold	4,046	$ 50,010
Reinvested dividends and distributions	-	-
Shares repurchased	-	-
Net Increase/(Decrease)	4,046	$ 50,010
(1)	Period from November 30, 2015 (inception date) through July 31, 2017 for Class N Shares.
(2)	Period from June 5, 2017 (inception date) through July 31, 2017 for Class D Shares, Class S Shares and Class T Shares.

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 3,683,573	$ 1,348,147	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the

32	MARCH 31, 2018

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements (unaudited)

amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	33

Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

34	MARCH 31, 2018

Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

Janus Investment Fund	35

Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

36	MARCH 31, 2018

Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

Janus Investment Fund	37

Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

38	MARCH 31, 2018

Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Investment Fund	39

Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

40	MARCH 31, 2018

Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

Janus Investment Fund	41

Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

42	MARCH 31, 2018

Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Janus Investment Fund	43

Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

44	MARCH 31, 2018

Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	45

Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

46	MARCH 31, 2018

Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	47

Janus Henderson U.S. Growth Opportunities Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

48	MARCH 31, 2018

Janus Henderson U.S. Growth Opportunities Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	49

Janus Henderson U.S. Growth Opportunities Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

50	MARCH 31, 2018

Janus Henderson U.S. Growth Opportunities Fund

Notes

NotesPage1

Janus Investment Fund	51

Janus Henderson U.S. Growth Opportunities Fund

Notes

NotesPage2

52	MARCH 31, 2018

Janus Henderson U.S. Growth Opportunities Fund

Notes

NotesPage3

Janus Investment Fund	53

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-24-93083 05-18

SEMIANNUAL REPORT March 31, 2018

Janus Henderson Venture Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Venture Fund

Janus Henderson Venture Fund (unaudited)(closed to certain new investors)

FUND SNAPSHOT

We believe a research-driven investment process focused on identifying quality small-cap companies with differentiated business models and sustainable competitive advantages will drive outperformance against our benchmark and peers over time. We take a moderate approach, seeking to identify companies with large addressable markets that are poised for growth over a multi-year period.

Jonathan Coleman co-portfolio manager	Scott Stutzman co-portfolio manager

PERFORMANCE OVERVIEW

Janus Henderson Venture Fund’s Class I Shares returned 7.78% over the six-month period ended March 31, 2018. The Fund’s primary benchmark, the Russell 2000® Growth Index, returned 6.99%, and its secondary benchmark, the Russell 2000® Index, returned 3.25% during the period.

INVESTMENT ENVIRONMENT

U.S. small-cap equities were up for the six-month period, but were volatile. Small-cap stocks ended 2017 with another quarter of strong gains, driven by the anticipation that corporate tax reform will boost future earnings for small-cap companies. In the first quarter of 2018, concerns over inflation and faster-than-expected interest rate hikes were a source of volatility, as were fears about protectionist trade policies. The technology and health care sectors were the top performing sectors within the Russell 2000 Growth Index.

PERFORMANCE DISCUSSION

The Fund outperformed its primary benchmark, the Russell 2000 Growth Index, and also its secondary benchmark, the Russell 2000 Index, during the period. We take a high-quality approach to investing in small caps, focusing on companies we believe have more predictable, growing revenue streams. The companies we favor typically generate a high return on invested capital or demonstrate a proven ability to expand profit margins. We believe businesses with these qualities can grow in a variety of market and economic environments and help our Fund outperform over full market cycles. Many of our top contributors to performance this period exemplify the characteristics we typically look for in companies.

Stock selection in the technology sector was a bright spot for the Fund’s performance. Within the sector, we tend to emphasize companies that provide “must-have” technological solutions that simplify business processes for a specific vertical or industry. The subscription-based revenue models associated with these services create a predictable, recurring revenue stream for the company. Two of our top contributors, Broadridge Financial Solutions and SS&C Technologies, serve as good examples of the types of technology companies we often invest in.

Broadridge provides investor communications and technology-driven solutions to banks, broker-dealers, mutual funds and corporations globally. Among its services, Broadridge is responsible for distributing proxy information on behalf of corporations to a wide network of broker-dealers, financial advisors and mutual funds. We believe the wide network Broadridge has set up among these investor bases is a competitive advantage for the company. The stock was up this period after Broadridge reported better-than-expected earnings results driven in part by larger revenue associated with investor communications tied to a couple of shareholder proxy battles for large companies. We believe those battles highlight the value of Broadridge’s investor outreach services.

SS&C Technologies provides software-enabled services to asset managers. The stock was up after SS&C announced it was acquiring DST Systems, a company providing recordkeeping and other software-enabled services to mutual funds and other financial companies. We share the market’s sentiment toward the acquisition. In our view, SS&C’s management team has a great track record of realizing synergies and cost cuts from the businesses it acquires. We also believe the acquisition gives SS&C an opportunity to diversify its business, as the company’s customer base was previously more focused on alternative managers and wealth management firms than mutual funds.

Outside the technology sector, Cimpress was a top contributor to performance. Better than expected earnings results have validated some deliberate investments the company made to accelerate growth, and that has lifted

Janus Investment Fund	1

Janus Henderson Venture Fund (unaudited)(closed to certain new investors)

the stock in recent months. We supported the long-term view Cimpress took in making those investments and continue to believe Cimpress has a unique business model, using its scale and high-volume printing presses to manage and produce small-volume printing orders of marketing collateral and business cards for small businesses.

While pleased with the results of many companies in our portfolio, we still held stocks that detracted from our performance. Puma Biotechnology was our largest detractor. The stock declined after the company announced it was unlikely to get approval from the European Medicines Agency (EMA) for its lead drug, Nerlynx. Although surprised by EMA’s decision, we still like the long-term growth potential of Nerlynx, a breast cancer therapy approved by the Food and Drug Administration (FDA) in 2017, and think the stock’s current valuation doesn’t reflect the upside in even the U.S. market alone, where sales have been strong. With potential for high margins and long patent life, we think the drug could help make Puma an attractive acquisition candidate.

Euronet Worldwide was another detractor. The company operates automatic teller machine (ATM) networks for European and emerging market banks and also owns a money transfer business, among other operations. Concerns that European Union regulators were looking into the fee structure of dynamic currency conversions, a category of transactions within Euronet’s ATM business, weighed on the stock. We believe the reaction to potential EU regulations is overblown and continue to like the market-leading position of Euronet’s ATM business in Europe. We also like the recurring revenue streams associated with many of its business lines.

Prestige Brands Holdings, a health care and household cleaning product distributor, also detracted. Volumes for some of its products have been lower than expected. Cost pressures, including higher trucking costs, have also been a headwind for Prestige. We view these issues as transitory, and continue to like the stability of the business and the company’s ability to revitalize many of the products it distributes.

DERIVATIVES USED

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We expect lower returns from small-cap stocks for the rest of the year. A strengthening economy, tax reform and a favorable regulatory environment are all long-term positives for smaller companies, but we believe high valuations already reflect these benefits.

While we have a sanguine outlook for small-cap companies, inflation continues to be one of our biggest concerns. We mentioned in previous quarterly commentaries that management teams are increasingly discussing higher labor and input costs. Such comments were more frequent in the last three months. We wouldn’t be surprised to see inflation concerns spark more volatility, as they did in the first quarter. That said, we don’t view a little more volatility that negatively. A temporary dislocation would provide some attractive buying opportunities of high-quality businesses that have been trading at high valuations for much of the past year.

Thank you for your continued investment in the Janus Henderson Venture Fund.

2	MARCH 31, 2018

Janus Henderson Venture Fund (unaudited)(closed to certain new investors)

Fund At A Glance

March 31, 2018

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Broadridge Financial Solutions Inc	0.80%	Puma Biotechnology Inc	-0.41%
	SS&C Technologies Holdings Inc	0.70%	Euronet Worldwide Inc	-0.33%
	ON Semiconductor Corp	0.65%	Prestige Brands Holdings Inc	-0.31%
	WEX Inc	0.52%	DBV Technologies SA (ADR)	-0.28%
	Cimpress NV	0.49%	Belden Inc	-0.28%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell 2000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Information Technology	1.18%	34.23%	24.60%
	Industrials	0.93%	14.08%	18.10%
	Real Estate	0.47%	2.00%	3.28%
	Financials	0.38%	6.75%	6.16%
	Consumer Discretionary	0.23%	10.94%	13.64%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell 2000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Health Care	-1.42%	22.55%	24.04%
	Materials	-0.61%	4.88%	4.61%
	Consumer Staples	-0.34%	1.61%	2.60%
	Other**	-0.11%	2.05%	0.00%
	Utilities	0.09%	0.00%	0.71%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Venture Fund (unaudited)(closed to certain new investors)

Fund At A Glance

March 31, 2018

5 Largest Equity Holdings - (% of Net Assets)
Broadridge Financial Solutions Inc
Information Technology Services	2.5%
Nice Ltd (ADR)
Software	2.4%
ON Semiconductor Corp
Semiconductor & Semiconductor Equipment	2.4%
SS&C Technologies Holdings Inc
Software	2.3%
HEICO Corp
Aerospace & Defense	2.3%
11.9%

Asset Allocation - (% of Net Assets)
Common Stocks	98.1%
Investment Companies	3.6%
Rights	0.1%
Other	(1.8)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2018	As of September 30, 2017

4	MARCH 31, 2018

Janus Henderson Venture Fund (unaudited)(closed to certain new investors)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2018						per the January 26, 2018 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV(1)	7.65%	20.45%	13.75%	11.69%	12.14%	1.03%
Class A Shares at MOP(1)	1.45%	13.53%	12.41%	11.03%	11.94%
Class C Shares at NAV(1)	7.26%	19.57%	12.96%	10.87%	11.39%	1.78%
Class C Shares at CDSC(1)	6.26%	18.57%	12.96%	10.87%	11.39%
Class D Shares(1)	7.76%	20.72%	14.03%	11.97%	12.35%	0.81%
Class I Shares(1)	7.78%	20.77%	14.10%	11.87%	12.32%	0.76%
Class N Shares(1)	7.84%	20.88%	14.19%	11.87%	12.32%	0.67%
Class S Shares(1)	7.57%	20.28%	13.63%	11.56%	12.02%	1.17%
Class T Shares(1)	7.70%	20.60%	13.92%	11.87%	12.32%	0.92%
Russell 2000 Growth Index	6.99%	18.63%	12.90%	10.95%	8.43%
Russell 2000 Index	3.25%	11.79%	11.47%	9.84%	9.87%
Morningstar Quartile - Class T Shares	-	2nd	1st	1st	1st
Morningstar Ranking - based on total returns for Small Growth Funds	-	271/718	101/656	114/582	10/54

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through February 1, 2019.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest,

Janus Investment Fund	5

Janus Henderson Venture Fund (unaudited)(closed to certain new investors)

Performance

foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization

6	MARCH 31, 2018

Janus Henderson Venture Fund (unaudited)(closed to certain new investors)

Performance

companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, and Class S Shares commenced operations on May 6, 2011. Performance shown for each class for periods prior to May 6, 2011, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on May 6, 2011. Performance shown for periods prior to May 6, 2011, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of the Fund's Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund's commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund's prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – April 30, 1985

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson Venture Fund (unaudited)(closed to certain new investors)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/17)	Ending Account Value (3/31/18)	Expenses Paid During Period (10/1/17 - 3/31/18)†	Beginning Account Value (10/1/17)	Ending Account Value (3/31/18)	Expenses Paid During Period (10/1/17 - 3/31/18)†	Net Annualized Expense Ratio (10/1/17 - 3/31/18)
Class A Shares	$1,000.00	$1,076.50	$5.28	$1,000.00	$1,019.85	$5.14	1.02%
Class C Shares	$1,000.00	$1,072.60	$9.04	$1,000.00	$1,016.21	$8.80	1.75%
Class D Shares	$1,000.00	$1,077.60	$4.20	$1,000.00	$1,020.89	$4.08	0.81%
Class I Shares	$1,000.00	$1,077.80	$3.94	$1,000.00	$1,021.14	$3.83	0.76%
Class N Shares	$1,000.00	$1,078.40	$3.52	$1,000.00	$1,021.54	$3.43	0.68%
Class S Shares	$1,000.00	$1,075.70	$6.05	$1,000.00	$1,019.10	$5.89	1.17%
Class T Shares	$1,000.00	$1,077.00	$4.76	$1,000.00	$1,020.34	$4.63	0.92%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	MARCH 31, 2018

Janus Henderson Venture Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – 98.1%
Aerospace & Defense – 2.3%
HEICO Corp	1,036,498	$73,539,533
Auto Components – 0.6%
Visteon Corp*	172,618	19,029,408
Banks – 0.7%
Texas Capital Bancshares Inc*	260,541	23,422,636
Biotechnology – 8.0%
ACADIA Pharmaceuticals Inc*	579,062	13,011,523
AnaptysBio Inc*	146,303	15,227,216
BeiGene Ltd*	123,942	20,822,256
Biohaven Pharmaceutical Holding Co Ltd*	418,230	10,773,605
DBV Technologies SA (ADR)*	521,412	12,028,975
Eagle Pharmaceuticals Inc/DE*,#	452,319	23,832,688
Enanta Pharmaceuticals Inc*	121,181	9,804,755
FibroGen Inc*	315,627	14,581,967
Heron Therapeutics Inc*	766,184	21,146,678
Insmed Inc*	616,962	13,893,984
Ironwood Pharmaceuticals Inc*	1,205,183	18,595,974
Knight Therapeutics Inc*	2,572,196	15,474,708
Ligand Pharmaceuticals Inc*	146,705	24,229,798
Neurocrine Biosciences Inc*	271,159	22,487,216
Puma Biotechnology Inc*	242,817	16,523,697
Rhythm Pharmaceuticals Inc*	416,314	8,284,649
		260,719,689
Building Products – 1.8%
AO Smith Corp	323,158	20,549,617
CSW Industrials Inc*,£	823,850	37,114,443
		57,664,060
Capital Markets – 4.0%
Financial Engines Inc	888,130	31,084,550
LPL Financial Holdings Inc	832,857	50,862,577
MSCI Inc	237,693	35,527,973
WisdomTree Investments Inc	1,242,069	11,389,773
		128,864,873
Chemicals – 3.4%
HB Fuller Co	444,371	22,098,570
Scapa Group PLC	1,034,184	7,123,316
Sensient Technologies Corp	700,673	49,453,500
Valvoline Inc	1,397,712	30,931,367
		109,606,753
Commercial Services & Supplies – 1.2%
Cimpress NV*	258,436	39,980,049
Communications Equipment – 0.4%
Switch Inc#	912,534	14,518,416
Construction Materials – 0.7%
Summit Materials Inc	764,733	23,156,115
Consumer Finance – 0.6%
SLM Corp*	1,885,718	21,138,899
Diversified Consumer Services – 2.7%
K12 Inc*	1,038,217	14,721,917
ServiceMaster Global Holdings Inc*	1,412,007	71,800,556
		86,522,473
Diversified Financial Services – 0.3%
Landcadia Holdings Inc*	785,350	8,458,219
Electrical Equipment – 0.8%
EnerSys	368,708	25,577,274
Electronic Equipment, Instruments & Components – 4.1%
Belden Inc	739,832	51,004,018
CTS Corp	1,510,413	41,083,234
National Instruments Corp	461,474	23,336,740

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Venture Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – (continued)
Electronic Equipment, Instruments & Components – (continued)
OSI Systems Inc*	276,048	$18,017,653
		133,441,645
Equity Real Estate Investment Trusts (REITs) – 1.0%
Easterly Government Properties Inc	928,113	18,933,505
Physicians Realty Trust	875,623	13,633,450
		32,566,955
Food & Staples Retailing – 0.5%
Casey's General Stores Inc	143,113	15,709,514
Health Care Equipment & Supplies – 7.0%
AngioDynamics Inc*	1,527,320	26,346,270
Atrion Corp	16,213	10,235,267
Globus Medical Inc*	423,461	21,096,827
Heska Corp*	190,308	15,047,654
ICU Medical Inc*	115,442	29,137,561
Insulet Corp*	348,398	30,199,139
NuVasive Inc*	530,631	27,704,244
STERIS PLC	667,024	62,273,361
Trinity Biotech PLC (ADR)*,#,£	1,223,052	6,298,718
		228,339,041
Health Care Providers & Services – 1.7%
Capital Senior Living Corp*	577,570	6,208,877
Diplomat Pharmacy Inc*	708,190	14,270,028
HealthEquity Inc*	355,577	21,526,632
US Physical Therapy Inc	161,932	13,165,072
		55,170,609
Health Care Technology – 1.5%
athenahealth Inc*	212,573	30,404,316
HealthStream Inc	680,354	16,893,190
		47,297,506
Hotels, Restaurants & Leisure – 4.0%
Biglari Holdings Inc*,£	70,725	28,884,797
Cedar Fair LP#	632,956	40,433,229
Domino's Pizza Group PLC	3,924,334	18,207,982
Dunkin' Brands Group Inc	478,019	28,532,954
Playa Hotels & Resorts NV*	1,514,402	15,477,188
		131,536,150
Information Technology Services – 6.2%
Broadridge Financial Solutions Inc	740,365	81,210,638
Euronet Worldwide Inc*	624,081	49,252,473
MAXIMUS Inc	243,469	16,249,121
WEX Inc*	359,511	56,306,613
		203,018,845
Insurance – 0.9%
RLI Corp	442,177	28,029,600
Internet & Direct Marketing Retail – 0.7%
MakeMyTrip Ltd*	635,291	22,044,598
Internet Software & Services – 5.8%
ChannelAdvisor Corp*	1,086,658	9,888,588
Cision Ltd*,#	2,278,909	26,366,977
Envestnet Inc*	648,024	37,131,775
Instructure Inc*	441,249	18,598,645
j2 Global Inc#	651,540	51,419,537
Trade Desk Inc*,#	350,005	17,367,248
Zillow Group Inc*	498,241	26,905,014
		187,677,784
Life Sciences Tools & Services – 1.7%
Bio-Techne Corp	218,228	32,961,157

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2018

Janus Henderson Venture Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – (continued)
Life Sciences Tools & Services – (continued)
NeoGenomics Inc*	2,728,660	$22,265,866
		55,227,023
Machinery – 7.3%
Gates Industrial Corp PLC*	1,148,597	20,111,933
ITT Inc	602,082	29,489,976
Kennametal Inc	587,017	23,574,603
Kornit Digital Ltd*,#	927,801	11,968,633
Nordson Corp	185,042	25,228,626
Proto Labs Inc*	180,287	21,192,737
Rexnord Corp*	1,527,982	45,350,506
Standex International Corp	358,857	34,217,015
Wabtec Corp/DE	318,689	25,941,285
		237,075,314
Media – 0.6%
Manchester United Plc	1,002,481	19,247,635
Oil, Gas & Consumable Fuels – 0.9%
DCP Midstream LP	805,305	28,282,312
Paper & Forest Products – 0.6%
Neenah Inc	257,429	20,182,434
Personal Products – 0.9%
Ontex Group NV	1,049,105	28,073,830
Pharmaceuticals – 3.6%
Catalent Inc*	1,383,025	56,787,006
GW Pharmaceuticals PLC (ADR)*	140,578	15,838,923
Menlo Therapeutics Inc*	238,916	8,978,463
Prestige Brands Holdings Inc*	724,196	24,419,889
WaVe Life Sciences Ltd*	287,582	11,532,038
		117,556,319
Professional Services – 1.2%
CoStar Group Inc*	106,777	38,725,882
Real Estate Management & Development – 0.7%
Jones Lang LaSalle Inc	125,809	21,971,284
Road & Rail – 1.5%
AMERCO	60,942	21,031,084
Old Dominion Freight Line Inc	192,238	28,253,219
		49,284,303
Semiconductor & Semiconductor Equipment – 2.8%
ON Semiconductor Corp*	3,125,061	76,438,992
Xperi Corp	696,856	14,738,504
		91,177,496
Software – 12.9%
Altair Engineering Inc*	347,963	10,912,120
Blackbaud Inc	613,326	62,442,720
Cadence Design Systems Inc*	1,140,165	41,923,867
Descartes Systems Group Inc*	967,767	27,661,218
Everbridge Inc*	535,517	19,599,922
Guidewire Software Inc*	243,940	19,717,670
Nice Ltd (ADR)*	818,728	76,903,121
Paylocity Holding Corp*	561,194	28,749,969
RealPage Inc*	562,329	28,959,943
SS&C Technologies Holdings Inc	1,393,032	74,722,236
Tyler Technologies Inc*	123,161	25,982,045
		417,574,831
Specialty Retail – 1.2%
Sally Beauty Holdings Inc*	1,376,944	22,650,729
Williams-Sonoma Inc	338,659	17,867,649
		40,518,378
Textiles, Apparel & Luxury Goods – 0.7%
Carter's Inc	228,337	23,769,882

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Venture Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – (continued)
Thrifts & Mortgage Finance – 0.6%
LendingTree Inc*,#	59,024	$19,368,726
Total Common Stocks (cost $2,108,100,843)		3,185,066,293
Rights – 0.1%
Biotechnology – 0.1%
DYAX Corp*,¢ (cost $1,225,926)	1,104,438	3,688,823
Investment Companies – 3.6%
Investments Purchased with Cash Collateral from Securities Lending – 1.7%
Janus Henderson Cash Collateral Fund LLC, 1.5300%ºº,£	55,941,225	55,941,225
Money Markets – 1.9%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº,£	61,758,943	61,758,943
Total Investment Companies (cost $117,700,168)		117,700,168
Total Investments (total cost $2,227,026,937) – 101.8%		3,306,455,284
Liabilities, net of Cash, Receivables and Other Assets – (1.8)%		(58,746,963)
Net Assets – 100%		$3,247,708,321

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$3,045,583,627	92.1%
Israel	88,871,754	2.7
United Kingdom	60,417,856	1.8
Canada	43,135,926	1.3
Belgium	28,073,830	0.8
India	22,044,598	0.7
France	12,028,975	0.4
Ireland	6,298,718	0.2

Total	$3,306,455,284	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/18
Common Stocks – 2.3%
Building Products – 1.2%
CSW Industrials Inc*	$—	$—	$576,696	$37,114,443
Health Care Equipment & Supplies – 0.2%
Trinity Biotech PLC (ADR)*,#	—	—	(562,604)	6,298,718
Hotels, Restaurants & Leisure – 0.9%
Biglari Holdings Inc*	—	(1,755,537)	8,250,728	28,884,797
Total Common Stocks	$—	$(1,755,537)	$8,264,820	$72,297,958

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	MARCH 31, 2018

Janus Henderson Venture Fund

Schedule of Investments (unaudited)

March 31, 2018

Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/18

Investment Companies – 3.6%
Investments Purchased with Cash Collateral from Securities Lending – 1.7%
Janus Henderson Cash Collateral Fund LLC, 1.5300%ºº	$709,627∆	$—	$—	$55,941,225
Money Markets – 1.9%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº	340,799	—	—	61,758,943
Total Investment Companies	$1,050,426	$—	$—	$117,700,168
Total Affiliated Investments – 5.9%	$1,050,426	$(1,755,537)	$8,264,820	$189,998,126

(1) For securities that were affiliated for a portion of the period ended March 31, 2018, this column reflects amounts for the entire period ended March 31, 2018 and not just the period in which the security was affiliated.

	Share Balance at 9/30/17	Purchases	Sales	Share Balance at 3/31/18
Common Stocks – 2.3%
Building Products – 1.2%
CSW Industrials Inc*	823,850	—	—	823,850
Health Care Equipment & Supplies – 0.2%
Trinity Biotech PLC (ADR)*,#	1,223,052	—	—	1,223,052
Hotels, Restaurants & Leisure – 0.9%
Biglari Holdings Inc*	90,810	—	(20,085)	70,725

Investment Companies – 3.6%
Investments Purchased with Cash Collateral from Securities Lending – 1.7%
Janus Henderson Cash Collateral Fund LLC, 1.5300%ºº	56,179,178	386,970,068	(387,208,021)	55,941,225
Money Markets – 1.9%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº	84,500,845	227,742,098	(250,484,000)	61,758,943

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Venture Fund

Schedule of Investments (unaudited)

March 31, 2018

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America:
British Pound	5/2/18	(2,756,000)	$3,850,849	$(20,315)
Barclays Capital, Inc.:
British Pound	4/26/18	(17,337,800)	24,009,732	(336,875)
Citibank NA:
Canadian Dollar	4/26/18	(2,994,000)	2,315,850	(9,523)
Euro	4/26/18	(8,749,000)	10,816,002	32,914

				23,391
Credit Suisse International:
Canadian Dollar	5/9/18	(6,000,000)	4,654,392	(6,901)
HSBC Securities (USA), Inc.:
British Pound	5/2/18	(9,515,000)	13,321,267	(43,798)
Canadian Dollar	5/2/18	(5,693,500)	4,365,511	(57,070)
Euro	5/2/18	(8,451,000)	10,455,628	34,849

				(66,019)
JPMorgan Chase & Co.:
Canadian Dollar	4/26/18	(350,000)	273,078	1,241
Canadian Dollar	4/26/18	(26,029,000)	20,143,089	(73,052)

				(71,811)
Total				$(478,530)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2018.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2018

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$ 69,004

Liability Derivatives:
Forward foreign currency exchange contracts	$547,534

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	MARCH 31, 2018

Janus Henderson Venture Fund

Schedule of Investments (unaudited)

March 31, 2018

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2018.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2018

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$(659,109)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$(426,389)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended March 31, 2018

Market Value
Forward foreign currency exchange contracts, sold	$102,230,358

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Venture Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 2000® Growth Index	Russell 2000® Growth Index reflects the performance of U.S. small-cap equities with higher price-to-book ratios and higher forecasted growth values.
Russell 2000® Index	Russell 2000® Index reflects the performance of U.S. small-cap equities.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2018.

#	Loaned security; a portion of the security is on loan at March 31, 2018.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

16	MARCH 31, 2018

Janus Henderson Venture Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Chemicals	$102,483,437	$7,123,316	$-
Hotels, Restaurants & Leisure	113,328,168	18,207,982	-
Personal Products	-	28,073,830	-
All Other	2,915,849,560	-	-
Rights	-	-	3,688,823
Investment Companies	-	117,700,168	-
Total Investments in Securities	$3,131,661,165	$171,105,296	$3,688,823
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	69,004	-
Total Assets	$3,131,661,165	$171,174,300	$3,688,823
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$547,534	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	17

Janus Henderson Venture Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2018

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	$3,116,457,158
Affiliated investments, at value(3)	189,998,126
Cash	80,172
Forward foreign currency exchange contracts	69,004
Closed foreign currency contracts	3,263
Non-interested Trustees' deferred compensation	65,168
Receivables:
Dividends	1,599,575
Fund shares sold	513,197
Investments sold	432,205
Dividends from affiliates	70,937
Other assets	19,541
Total Assets	3,309,308,346
Liabilities:
Collateral for securities loaned (Note 3)	55,941,225
Forward foreign currency exchange contracts	547,534
Closed foreign currency contracts	17,346
Payables:	—
Advisory fees	1,845,536
Investments purchased	1,156,705
Fund shares repurchased	1,147,476
Transfer agent fees and expenses	542,174
Non-interested Trustees' deferred compensation fees	65,168
Professional fees	31,770
12b-1 Distribution and shareholder servicing fees	31,023
Non-interested Trustees' fees and expenses	23,892
Fund administration fees	22,492
Custodian fees	702
Accrued expenses and other payables	226,982
Total Liabilities	61,600,025
Net Assets	$3,247,708,321

See Notes to Financial Statements.

18	MARCH 31, 2018

Janus Henderson Venture Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2018

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,056,678,293
Undistributed net investment income/(loss)	(2,202,412)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	114,272,880
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,078,959,560
Total Net Assets	$3,247,708,321
Net Assets - Class A Shares	$22,684,371
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	290,491
Net Asset Value Per Share(4)	$78.09
Maximum Offering Price Per Share(5)	$82.85
Net Assets - Class C Shares	$12,180,491
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	166,720
Net Asset Value Per Share(4)	$73.06
Net Assets - Class D Shares	$1,662,672,346
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	20,762,895
Net Asset Value Per Share	$80.08
Net Assets - Class I Shares	$302,077,617
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,758,036
Net Asset Value Per Share	$80.38
Net Assets - Class N Shares	$227,108,846
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,810,084
Net Asset Value Per Share	$80.82
Net Assets - Class S Shares	$66,700,999
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	861,460
Net Asset Value Per Share	$77.43
Net Assets - Class T Shares	$954,283,651
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,060,141
Net Asset Value Per Share	$79.13

(1) Includes cost of $2,032,503,223.

(2) Includes $54,708,262 of securities on loan. See Note 3 in Notes to Financial Statements.

(3) Includes cost of $194,523,714.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Venture Fund

Statement of Operations (unaudited)

For the period ended March 31, 2018

Investment Income:
Dividends	$10,504,543
Affiliated securities lending income, net	709,627
Dividends from affiliates	340,799
Other income	13
Foreign tax withheld	(860)
Total Investment Income	11,554,122
Expenses:
Advisory fees	10,285,418
12b-1 Distribution and shareholder servicing fees:
Class A Shares	28,429
Class C Shares	66,197
Class S Shares	78,361
Transfer agent administrative fees and expenses:
Class D Shares	986,616
Class S Shares	78,361
Class T Shares	1,201,161
Transfer agent networking and omnibus fees:
Class A Shares	8,904
Class C Shares	4,555
Class I Shares	119,179
Other transfer agent fees and expenses:
Class A Shares	1,477
Class C Shares	766
Class D Shares	102,335
Class I Shares	7,348
Class N Shares	3,814
Class S Shares	541
Class T Shares	8,340
Fund administration fees	125,354
Shareholder reports expense	115,686
Registration fees	94,950
Custodian fees	52,048
Non-interested Trustees’ fees and expenses	51,288
Professional fees	35,614
Other expenses	76,145
Total Expenses	13,532,887
Less: Excess Expense Reimbursement and Waivers	(24,266)
Net Expenses	13,508,621
Net Investment Income/(Loss)	(1,954,499)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	155,933,524
Investments in affiliates	(1,755,537)
Forward foreign currency exchange contracts	(659,109)
Total Net Realized Gain/(Loss) on Investments	153,518,878
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	79,314,319
Investments in affiliates	8,264,820
Forward foreign currency exchange contracts	(426,389)
Total Change in Unrealized Net Appreciation/Depreciation	87,152,750
Net Increase/(Decrease) in Net Assets Resulting from Operations	$238,717,129

See Notes to Financial Statements.

20	MARCH 31, 2018

Janus Henderson Venture Fund

Statements of Changes in Net Assets

	Period ended March 31, 2018 (unaudited)	Year ended September 30, 2017

Operations:
Net investment income/(loss)	$(1,954,499)	$(1,282,615)
Net realized gain/(loss) on investments	153,518,878	123,532,597
Change in unrealized net appreciation/depreciation	87,152,750	363,829,871
Net Increase/(Decrease) in Net Assets Resulting from Operations	238,717,129	486,079,853
Dividends and Distributions to Shareholders:
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(1,141,265)	(614,236)
Class C Shares	(733,680)	(275,819)
Class D Shares	(82,765,455)	(24,322,624)
Class I Shares	(15,000,720)	(4,215,483)
Class N Shares	(10,531,798)	(1,705,646)
Class S Shares	(3,272,005)	(726,248)
Class T Shares	(49,261,504)	(16,025,933)
Net Decrease from Dividends and Distributions to Shareholders	(162,706,427)	(47,885,989)
Capital Share Transactions:
Class A Shares	241,964	(19,633,724)
Class C Shares	(1,287,871)	(4,545,817)
Class D Shares	26,013,701	(72,989,290)
Class I Shares	3,289,693	1,524,837
Class N Shares	29,957,435	77,909,056
Class S Shares	9,457,763	8,012,708
Class T Shares	(17,278,147)	(142,745,294)
Net Increase/(Decrease) from Capital Share Transactions	50,394,538	(152,467,524)
Net Increase/(Decrease) in Net Assets	126,405,240	285,726,340
Net Assets:
Beginning of period	3,121,303,081	2,835,576,741
End of period	$3,247,708,321	$3,121,303,081

Undistributed Net Investment Income/(Loss)	$(2,202,412)	$(247,913)

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Venture Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$76.48	$66.00	$60.50		$63.79	$70.71	$60.33
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.12)(1)	(0.15)(1)	(0.04)(1)		(0.22)(1)	(0.34)(1)	(0.42)
Net realized and unrealized gain/(loss)	5.84	11.78	8.38		3.98	4.36	17.45
Total from Investment Operations	5.72	11.63	8.34		3.76	4.02	17.03
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—		—	—	—
Distributions (from capital gains)	(4.11)	(1.15)	(2.84)		(7.05)	(10.94)	(6.65)
Total Dividends and Distributions	(4.11)	(1.15)	(2.84)		(7.05)	(10.94)	(6.65)
Net Asset Value, End of Period	$78.09	$76.48	$66.00		$60.50	$63.79	$70.71
Total Return*	7.65%	17.93%	14.16%		5.50%	6.05%	31.76%
Net Assets, End of Period (in thousands)	$22,684	$21,962	$37,626		$48,546	$16,621	$44,205
Average Net Assets for the Period (in thousands)	$22,338	$29,815	$39,147		$42,275	$45,860	$243,045
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.02%	1.03%	1.04%		1.04%	1.17%	1.14%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.02%	1.03%	1.04%		1.04%	1.17%	1.14%
Ratio of Net Investment Income/(Loss)	(0.30)%	(0.22)%	(0.07)%		(0.33)%	(0.51)%	(0.04)%
Portfolio Turnover Rate	12%	25%	22%		40%	47%	92%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$72.06	$62.70	$58.03	$61.85	$69.27	$59.57
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.38)(1)	(0.62)(1)	(0.47)(1)	(0.66)(1)	(0.72)(1)	0.07
Net realized and unrealized gain/(loss)	5.49	11.13	7.98	3.89	4.24	16.28
Total from Investment Operations	5.11	10.51	7.51	3.23	3.52	16.35
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(4.11)	(1.15)	(2.84)	(7.05)	(10.94)	(6.65)
Total Dividends and Distributions	(4.11)	(1.15)	(2.84)	(7.05)	(10.94)	(6.65)
Net Asset Value, End of Period	$73.06	$72.06	$62.70	$58.03	$61.85	$69.27
Total Return*	7.26%	17.07%	13.30%	4.75%	5.37%	30.95%
Net Assets, End of Period (in thousands)	$12,180	$13,269	$15,972	$18,387	$7,926	$4,469
Average Net Assets for the Period (in thousands)	$13,282	$13,997	$17,061	$15,695	$6,549	$1,655
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.75%	1.76%	1.78%	1.74%	1.82%	1.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.75%	1.76%	1.78%	1.74%	1.82%	1.80%
Ratio of Net Investment Income/(Loss)	(1.04)%	(0.95)%	(0.81)%	(1.03)%	(1.14)%	(0.51)%
Portfolio Turnover Rate	12%	25%	22%	40%	47%	92%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	MARCH 31, 2018

Janus Henderson Venture Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$78.25	$67.35	$61.55	$64.67	$71.33	$60.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.04)(1)	(0.01)(1)	0.09(1)	(0.06)(1)	(0.10)(1)	0.23
Net realized and unrealized gain/(loss)	5.98	12.06	8.55	3.99	4.38	17.12
Total from Investment Operations	5.94	12.05	8.64	3.93	4.28	17.35
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(4.11)	(1.15)	(2.84)	(7.05)	(10.94)	(6.65)
Total Dividends and Distributions	(4.11)	(1.15)	(2.84)	(7.05)	(10.94)	(6.65)
Net Asset Value, End of Period	$80.08	$78.25	$67.35	$61.55	$64.67	$71.33
Total Return*	7.76%	18.20%	14.41%	5.70%	6.40%	32.16%
Net Assets, End of Period (in thousands)	$1,662,672	$1,597,029	$1,443,406	$1,337,264	$1,340,281	$1,332,186
Average Net Assets for the Period (in thousands)	$1,648,600	$1,473,945	$1,359,875	$1,473,495	$1,375,889	$1,141,628
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	0.81%	0.82%	0.82%	0.82%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.81%	0.82%	0.82%	0.82%	0.84%
Ratio of Net Investment Income/(Loss)	(0.09)%	(0.01)%	0.15%	(0.10)%	(0.15)%	0.35%
Portfolio Turnover Rate	12%	25%	22%	40%	47%	92%

Class I Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$78.51	$67.54	$61.69	$64.76	$71.37	$60.61
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.01)(1)	0.03(1)	0.12(1)	(0.02)(1)	(0.04)(1)	0.24
Net realized and unrealized gain/(loss)	5.99	12.09	8.57	4.00	4.37	17.17
Total from Investment Operations	5.98	12.12	8.69	3.98	4.33	17.41
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(4.11)	(1.15)	(2.84)	(7.05)	(10.94)	(6.65)
Total Dividends and Distributions	(4.11)	(1.15)	(2.84)	(7.05)	(10.94)	(6.65)
Net Asset Value, End of Period	$80.38	$78.51	$67.54	$61.69	$64.76	$71.37
Total Return*	7.78%	18.25%	14.46%	5.78%	6.48%	32.28%
Net Assets, End of Period (in thousands)	$302,078	$291,520	$252,126	$272,647	$206,130	$128,788
Average Net Assets for the Period (in thousands)	$299,198	$250,794	$251,451	$270,012	$147,267	$77,403
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.76%	0.77%	0.75%	0.75%	0.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.76%	0.77%	0.75%	0.75%	0.75%
Ratio of Net Investment Income/(Loss)	(0.04)%	0.04%	0.20%	(0.03)%	(0.06)%	0.35%
Portfolio Turnover Rate	12%	25%	22%	40%	47%	92%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Venture Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$78.88	$67.79	$61.86	$64.87	$71.43	$60.62
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(1)	0.08(1)	0.16(1)	0.04(1)	(0.01)(1)	0.29
Net realized and unrealized gain/(loss)	6.03	12.16	8.61	4.00	4.39	17.17
Total from Investment Operations	6.05	12.24	8.77	4.04	4.38	17.46
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(4.11)	(1.15)	(2.84)	(7.05)	(10.94)	(6.65)
Total Dividends and Distributions	(4.11)	(1.15)	(2.84)	(7.05)	(10.94)	(6.65)
Net Asset Value, End of Period	$80.82	$78.88	$67.79	$61.86	$64.87	$71.43
Total Return*	7.84%	18.36%	14.56%	5.87%	6.55%	32.37%
Net Assets, End of Period (in thousands)	$227,109	$192,210	$91,472	$21,975	$6,486	$6,736
Average Net Assets for the Period (in thousands)	$212,675	$131,281	$52,796	$10,894	$6,525	$5,487
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.68%	0.67%	0.68%	0.67%	0.68%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.68%	0.67%	0.68%	0.67%	0.68%	0.69%
Ratio of Net Investment Income/(Loss)	0.05%	0.11%	0.26%	0.06%	(0.01)%	0.48%
Portfolio Turnover Rate	12%	25%	22%	40%	47%	92%

Class S Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$75.92	$65.61	$60.24	$63.63	$70.57	$60.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.17)(1)	(0.26)(1)	(0.14)(1)	(0.29)(1)	(0.32)(1)	0.09
Net realized and unrealized gain/(loss)	5.79	11.72	8.35	3.95	4.32	16.87
Total from Investment Operations	5.62	11.46	8.21	3.66	4.00	16.96
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(4.11)	(1.15)	(2.84)	(7.05)	(10.94)	(6.65)
Total Dividends and Distributions	(4.11)	(1.15)	(2.84)	(7.05)	(10.94)	(6.65)
Net Asset Value, End of Period	$77.43	$75.92	$65.61	$60.24	$63.63	$70.57
Total Return*	7.57%	17.77%	14.00%	5.34%	6.03%	31.67%
Net Assets, End of Period (in thousands)	$66,701	$56,058	$40,904	$18,132	$6,792	$6,069
Average Net Assets for the Period (in thousands)	$62,805	$45,884	$29,251	$12,384	$6,387	$2,060
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.17%	1.17%	1.19%	1.17%	1.18%	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.17%	1.17%	1.19%	1.17%	1.18%	1.21%
Ratio of Net Investment Income/(Loss)	(0.45)%	(0.37)%	(0.23)%	(0.45)%	(0.49)%	0.01%
Portfolio Turnover Rate	12%	25%	22%	40%	47%	92%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	MARCH 31, 2018

Janus Henderson Venture Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2018 (unaudited) and each year ended September 30	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$77.41	$66.70	$61.05	$64.25	$70.99	$60.43
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.08)(1)	(0.07)(1)	0.03(1)	(0.13)(1)	(0.16)(1)	0.15
Net realized and unrealized gain/(loss)	5.91	11.93	8.46	3.98	4.36	17.06
Total from Investment Operations	5.83	11.86	8.49	3.85	4.20	17.21
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(4.11)	(1.15)	(2.84)	(7.05)	(10.94)	(6.65)
Total Dividends and Distributions	(4.11)	(1.15)	(2.84)	(7.05)	(10.94)	(6.65)
Net Asset Value, End of Period	$79.13	$77.41	$66.70	$61.05	$64.25	$70.99
Total Return*	7.70%	18.09%	14.28%	5.61%	6.31%	32.03%
Net Assets, End of Period (in thousands)	$954,284	$949,255	$954,070	$958,581	$729,674	$646,328
Average Net Assets for the Period (in thousands)	$963,592	$925,990	$918,072	$989,819	$724,733	$618,311
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.92%	0.92%	0.93%	0.92%	0.93%	0.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	0.91%	0.92%	0.91%	0.92%	0.94%
Ratio of Net Investment Income/(Loss)	(0.20)%	(0.11)%	0.05%	(0.19)%	(0.25)%	0.18%
Portfolio Turnover Rate	12%	25%	22%	40%	47%	92%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Venture Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. The Fund is closed to new investors in certain distribution channels.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

26	MARCH 31, 2018

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Janus Investment Fund	27

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2018.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $54,967,241 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

28	MARCH 31, 2018

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2018 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Janus Investment Fund	29

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the

30	MARCH 31, 2018

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Janus Investment Fund	31

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments as of March 31, 2018” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Citibank NA	$32,914	$(9,523)	$—	$23,391
Deutsche Bank AG	54,708,262	—	(54,708,262)	—
HSBC Securities (USA), Inc.	34,849	(34,849)	—	—
JPMorgan Chase & Co.	1,241	(1,241)	—	—

Total	$54,777,266	$(45,613)	$(54,708,262)	$23,391

32	MARCH 31, 2018

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$20,315	$—	$—	$20,315
Barclays Capital, Inc.	336,875	—	—	336,875
Citibank NA	9,523	(9,523)	—	—
Credit Suisse International	6,901	—	—	6,901
HSBC Securities (USA), Inc.	100,868	(34,849)	—	66,019
JPMorgan Chase & Co.	73,052	(1,241)	—	71,811

Total	$547,534	$(45,613)	$—	$501,921
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The Fund generally does not exchange collateral on its forward currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Janus Investment Fund	33

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of March 31, 2018, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $54,708,262 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2018 is $55,941,225, resulting in the net amount due to the counterparty of $1,232,963.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.92% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2019. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

34	MARCH 31, 2018

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1

Janus Investment Fund	35

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Total compensation of $268,180 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2018. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $240,213 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2018.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2018 can be found in a table located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2018, Janus Henderson Distributors retained upfront sales charges of $139.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2018.

36	MARCH 31, 2018

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2018, redeeming shareholders of Class C Shares paid CDSCs of $731.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2018, the Fund engaged in cross trades amounting to $1,008,599 in purchases.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2018 are noted below. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,235,746,044	$1,143,706,676	$(72,997,436)	$ 1,070,709,240

Information on the tax components of derivatives as of March 31, 2018 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ -	$ 69,004	$ (547,534)	$ (478,530)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Janus Investment Fund	37

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended March 31, 2018		Year ended September 30, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	41,875	$ 3,262,313	107,512	$ 7,328,322
Reinvested dividends and distributions	14,980	1,134,012	9,423	612,680
Shares repurchased	(53,502)	(4,154,361)	(399,911)	(27,574,726)
Net Increase/(Decrease)	3,353	$ 241,964	(282,976)	$ (19,633,724)
Class C Shares:
Shares sold	2,503	$ 183,925	4,787	$ 303,403
Reinvested dividends and distributions	10,313	731,881	4,462	274,949
Shares repurchased	(30,234)	(2,203,677)	(79,839)	(5,124,169)
Net Increase/(Decrease)	(17,418)	$ (1,287,871)	(70,590)	$ (4,545,817)
Class D Shares:
Shares sold	233,245	$ 18,596,357	484,863	$ 33,674,776
Reinvested dividends and distributions	1,013,193	78,603,558	348,673	23,155,401
Shares repurchased	(892,259)	(71,186,214)	(1,856,405)	(129,819,467)
Net Increase/(Decrease)	354,179	$ 26,013,701	(1,022,869)	$ (72,989,290)
Class I Shares:
Shares sold	295,069	$ 23,718,707	1,419,044	$ 100,906,192
Reinvested dividends and distributions	191,960	14,946,031	62,800	4,183,075
Shares repurchased	(442,015)	(35,375,045)	(1,501,915)	(103,564,430)
Net Increase/(Decrease)	45,014	$ 3,289,693	(20,071)	$ 1,524,837
Class N Shares:
Shares sold	473,298	$ 38,284,301	1,392,096	$ 99,671,664
Reinvested dividends and distributions	134,557	10,531,798	25,503	1,705,646
Shares repurchased	(234,406)	(18,858,664)	(330,217)	(23,468,254)
Net Increase/(Decrease)	373,449	$ 29,957,435	1,087,382	$ 77,909,056
Class S Shares:
Shares sold	260,776	$ 20,195,765	390,911	$ 26,662,081
Reinvested dividends and distributions	43,574	3,272,005	11,239	726,248
Shares repurchased	(181,229)	(14,010,007)	(287,241)	(19,375,621)
Net Increase/(Decrease)	123,121	$ 9,457,763	114,909	$ 8,012,708
Class T Shares:
Shares sold	496,312	$ 39,156,006	963,492	$ 66,641,207
Reinvested dividends and distributions	627,286	48,100,298	238,741	15,697,214
Shares repurchased	(1,326,233)	(104,534,451)	(3,243,021)	(225,083,715)
Net Increase/(Decrease)	(202,635)	$(17,278,147)	(2,040,788)	$(142,745,294)

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$374,401,660	$ 472,101,743	$ -	$ -

38	MARCH 31, 2018

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2018 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	39

Janus Henderson Venture Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

40	MARCH 31, 2018

Janus Henderson Venture Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

Janus Investment Fund	41

Janus Henderson Venture Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

42	MARCH 31, 2018

Janus Henderson Venture Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

Janus Investment Fund	43

Janus Henderson Venture Fund

Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

44	MARCH 31, 2018

Janus Henderson Venture Fund

Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Investment Fund	45

Janus Henderson Venture Fund

Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

46	MARCH 31, 2018

Janus Henderson Venture Fund

Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

Janus Investment Fund	47

Janus Henderson Venture Fund

Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

48	MARCH 31, 2018

Janus Henderson Venture Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Janus Investment Fund	49

Janus Henderson Venture Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

50	MARCH 31, 2018

Janus Henderson Venture Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	51

Janus Henderson Venture Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

52	MARCH 31, 2018

Janus Henderson Venture Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	53

Janus Henderson Venture Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

54	MARCH 31, 2018

Janus Henderson Venture Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	55

Janus Henderson Venture Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

56	MARCH 31, 2018

Janus Henderson Venture Fund

Notes

NotesPage1

Janus Investment Fund	57

Janus Henderson Venture Fund

Notes

NotesPage2

58	MARCH 31, 2018

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-24-93056 05-18

Item 2 - Code of Ethics

Not applicable to semiannual reports.

Item 3 - Audit Committee Financial Expert

Not applicable to semiannual reports.

Item 4 - Principal Accountant Fees and Services

Not applicable to semiannual reports.

Item 5 - Audit Committee of Listed Registrants

Not applicable.

Item 6 - Investments

(a) Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant.

Item 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12 - Exhibits

(a) (1) Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a) (2) Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a) (3) Not applicable to this Registrant.

(b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund

By: /s/ Bruce Koepfgen

Bruce Koepfgen, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Date: June 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bruce Koepfgen

Bruce Koepfgen, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Date: June 5, 2018

By: /s/ Jesper Nergaard

Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund

(Principal Accounting Officer and Principal Financial Officer)

Date: June 5, 2018